UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C/A

(RULE 14c-101)

Amendment No. 1

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

POLOMAR HEALTH SERVICES INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

POLOMAR HEALTH SERVICES INC.

Polomar Health Services Inc.

32866 US Hwy. 19 N

Palm Harbor, FL 34684

(727) 425-7575

To all Stockholders of Polomar Health Services Inc.:

The purpose of this letter is to inform you that on September 8, 2025 and on January 30, 2026, holders representing approximately 65% of the voting capital stock, voting as a single class, of Polomar Health Services Inc., a Nevada corporation (the “Company”), and the board of directors of the Company by written consent in lieu of a meeting, approved the following corporate actions:

1.	To authorize and approve an amendment to the Company’s Articles of Incorporation, as amended (the “Existing Articles”), to opt out and elect not to be governed by Sections 78.411 through 78.444, inclusive of the Nevada Revised Statutes (the “NRS”), and to opt out and elect not to be governed by Sections 78.378 through 78.3793, inclusive of the NRS (the “Opt-Out Amendments”).
2.	To authorize the Company to effect the merger and transactions contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated July 23, 2025, by and among the Company, Polomar Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Altanine Inc., a Nevada corporation (the “Merger”).
3.	To authorize, but not require, an amendment to the Existing Articles, to effect a reverse stock split (the “Reverse Stock Split”) between a ratio of 1-for-2 and 1-for-100 and grant the Board of Directors the authority to designate the exact ratio of the reverse stock split and file the subsequent certificate of change with the state of Nevada
4.	To authorize, but not require, an amendment to the Existing Articles to increase the Company’s authorized share capital from 295,000,000 to 425,000,000.
5.	To approve the potential issuance of shares of common stock (the “ELOC Shares”) upon the establishment of an up to $25 million equity line of credit, standby equity purchase agreement or other, similar financing arrangement (the “ELOC”).
6.	To adopt the Company’s Certificate of Amendment to the Existing Articles, which makes no material changes to our Existing Articles other than incorporating the amendments described in Actions (1), (3) and (4) above.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement, which we urge you to read carefully, describes the Opt-Out Amendments, the Reverse Stock Split, the Merger and the ELOC proposals in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Opt-Out Amendments, the Reverse Stock Split, the Merger and the ELOC proposals may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change and Reverse Stock Split by filing the requisite forms no later than ten (10) days prior to the anticipated record date of such actions.

BY ORDER OF THE BOARD OF DIRECTORS

March, 12, 2026

/s/ Terrence M. Tierney
Terrence M. Tierney, Chief Executive Officer

POLOMAR HEALTH SERVICES INC.

Polomar Health Services Inc.

32866 US Hwy. 19 N

Palm Harbor, FL 34684

(727) 425-7575

INFORMATION STATEMENT

March 12, 2026

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE

BOARD OF DIRECTORS OF POLOMAR HEALTH SERVICES INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of Polomar Health Services Inc., in connection with the actions by written consent of the holders of a majority of its issued and outstanding shares of Common Stock and Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Stock”), voting as a single class, taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “Polomar,” “we,” “us” or “our” refer to Polomar Health Services Inc., a Nevada corporation. We are mailing this Information Statement to our stockholders of record as of January 26, 2026 (the “Notice Record Date”) on or about February 17, 2026.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Board of Directors and Majority Stockholders

On September 8, 2025 and on January 30, 2026, in accordance with the applicable provisions of the Nevada Revised Statutes (the “NRS”), the Board of Directors (the “Polomar Board”), as such, adopted resolutions approving the following proposed actions (each, an “Action” and collectively, the “Actions”):

1.	To authorize and approve an amendment to the Company’s Articles of Incorporation, as amended (the “Existing Articles”), to opt out and elect not to be governed by Sections 78.411 through 78.444, inclusive of the NRS, and to opt out and elect not to be governed by Sections 78.378 through 78.3793, inclusive of the NRS (the “Amendments”).
2.	To authorize the Company to effect the merger and transactions contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated July 23, 2025, by and among the Company, Polomar Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Altanine Inc., a Nevada corporation (“Altanine”).
3.	To authorize, but not require, an amendment to the Existing Articles, to effect a reverse stock split (the “Reverse Stock Split”) between a ratio of 1-for-2 and 1-for-100 and grant the Polomar Board the authority to designate the exact ratio of the reverse stock split and file the subsequent certificate of change with the state of Nevada.
4.	To authorize, but not require, an amendment to the Existing Articles to increase the Company’s authorized share capital from 295,000,000 to 425,000,000.
5.	To approve the potential issuance of shares of common stock (the “ELOC Shares”) upon the establishment of an up to $25 million equity line of credit, standby equity purchase agreement or other, similar financing arrangement (the “ELOC”).
6.	To adopt the Company’s Certificate of Amendment to the Existing Articles (the “Certificate of Amendment”), which makes no material changes to our Existing Articles other than incorporating the Amendments described in Actions (1), (3) and (4) above.

In order to obtain the approval of our stockholders for the Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 78.320 of the NRS provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of common stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our Common Stock and of our Common Stock and Series A Stock voting as a single class.

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Capital Stock

As of the close of business on September 8, 2025 (the “Voting Record Date”), we had 28,019,624, shares of Common Stock and 150 shares of Series A Stock outstanding and entitled to vote on the Actions. Each share of Common Stock outstanding as of the close of business on the Voting Record Date was entitled to one vote and each share of Series A Stock outstanding as of the close of business on the Voting Record Date was entitled to nine-tenths (0.90) of a vote for each share of Common Stock issuable upon conversion of the Series A Stock with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration.

On the Voting Record Date, pursuant to Section 78.320 of the NRS, we received a written consent approving the Actions from stockholders holding an aggregate of 18,114,441 shares of our Common Stock, representing approximately 65% of our outstanding shares of Common Stock. We also received a written consent approving the actions from such stockholders holding 150 shares of Series A Stock representing 1,687,500 votes, which, collectively with its shares of Common Stock voting as a single class, represents approximately 28% of our capital stock entitled to vote. Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

The following table sets forth the names of the holders of our Common Stock and Series A Stock who consented to the Actions (the “Majority Stockholders”), the number of shares of the Common Stock and Series A Stock beneficially owned by each Majority Stockholder as of the Voting Record Date, the total number of votes in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Capital Stock Held	Number of Votes held by such Majority Stockholder	Number of Votes that Voted in Favor of the Actions	Percentage of voting equity that voted in favor of the Actions
CWR 1, LLC (1)	5,043,850	6,056,260	6,056,260	21.624%
Reprise Management, Inc. (2)	1,327,511	2,002,451	2,002,451	7.15%
Clancy Blind Trust	1,368,934	1,368,934	1,368,934	4.99%
Bighorn I, LLC	1,368,934	1,368,934	1,368,934	4.99%
Daniel Gordon	1,368,934	1,368,934	1,368,934	4.99%
Investment Alternatives, LLC	1,151,149	1,151,149	1,151,149	4.1%
TEC Consulting, LLC	1,151,149	1,151,149	1,151,149	4.1%
Michael Pinz	1,037,071	1,037,071	1,037,071	3.7%
PF Capital Partners	1,037,071	1,037,071	1,037,071	3.7%
Forge Trust LaSaracina Mgmt.	622,243	622,243	622,243	2.2%

Rasmus Refer	355,500	355,500	355,500	1.27%
Kimberly Mattera	207,415	207,415	207,415
Terrence M. Tierney	174,680	174,680	174,680	-
Gabriel Del Virginia	116,666	116,666	116,666	-
David Spiegel	95,984	95,984	95,984	-

(1)	Includes 1,250,000 common shares eligible for conversion pursuant to the ownership by CWR of 90 shares of Polomar Series A Convertible Preferred Stock.
(2)	Includes 750,000 common shares eligible for conversion pursuant to the ownership by Reprise of sixty (60) shares of Polomar Series A Convertible Preferred Stock.

CORPORATE ACTION TO BE TAKEN

Pursuant to Rule 14c-2 under the Exchange Act, the Amendments and the Reverse Stock Split may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority (“FINRA”) of the Reverse Stock Split by filing the requisite documents no later than ten (10) days prior to the anticipated record date of such actions.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q. Why am I not being asked to vote on the Amendments?

A. The holders of shares comprising a majority of the issued and outstanding shares of voting capital stock have already approved the Amendments pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Polomar Board, is sufficient under Nevada law, and no further approval by our stockholders is required.

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Q. Why am I not being asked to vote on the other Actions?

A. The adoption of the Actions has been approved by written consent of holders of a majority of the outstanding shares of voting capital stock of the Company. The Polomar Board unanimously voted, approved and recommended the adoption of the Actions and determined that the Actions are advisable to and in the best interests of the Company and its stockholders. Such approval is sufficient under Nevada law, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What will I receive if the Actions are completed?

A. Nothing, other than your Common Stock will be adjusted to reflect the Reverse Stock Split.

Q. What do I need to do now?

A Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

SUMMARY TERM SHEET

This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you to understand the Merger and related transactions. For a more complete description of the legal terms of the Merger, you should carefully read this entire Information Statement, the appendices attached to this Information Statement and the documents referred to or incorporated by reference in this Information Statement. Any document or agreement referred to in this Information Statement is qualified in its entirety by reference to the full text of such document or agreement. All references in this Information Statement to terms defined in the notice to which this Information Statement is attached have the meanings provided in that notice. All references to capitalized terms not defined herein or in the notice to which this Information Statement is attached have the meanings ascribed to them in the Merger Agreement.

●	On July 23, 2025, the Company, Merger Sub and Altanine, entered into the Merger Agreement, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Altanine, with Altanine continuing as the surviving company (the “Surviving Company”) and a wholly owned subsidiary of the Company (the “Merger” and collectively with any other transactions contemplated by the Merger Agreement, the “Transaction”).

●	The Polomar Board approved the Merger Agreement and related transaction on July 23, 2025, and the consummation of the Merger was not subject to approval of the Company’s stockholders.

●

On October 8, 2025, the Company entered into a first amendment to the Agreement and Plan of Merger and Reorganization (the “Amendment”), pursuant to which the exchange ratio shall mean the exchange ratio of one share of the Company Common Stock for each share of Altanine’s Common Stock and five shares of the Company’s preferred stock for each share of Altanine’s preferred stock.

●	At the effective time of the Merger (the “Effective Time”), each one share of Altanine common stock shall be automatically converted into the right to receive one share of Company common stock, and each one share of Altanine preferred stock shall be automatically converted into the right to receive five shares of Company preferred stock, in each case subject to adjustment (collectively, the “Exchange Ratio”).

●	Following the consummation of the Merger, former common stockholders of Altanine are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Company common stock and current common stockholders of the Company are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Company common stock.

●	Immediately following the closing of the Merger, the composition of the Polomar Board shall be comprised of four appointees by Altanine, who shall initially be George Hornig, George Caruolo, Alexandra Peterson, and Gabrielle Toledano, and one appointee by the Company, who shall initially be Gabriel Del Virginia. Furthermore, the Board shall (a) appoint George Hornig as the Chairman of the Board, (b) accept the resignation of Terrence M. Tierney as Chief Executive Officer and President; (c) appoint Charles Andres, Jr., Altanine’s current Chief Executive Officer (“CEO”), as the CEO of the Company; (d) appoint Patrice H. Launay, Altanine’s current Chief Financial Officer (“CFO”), as the CFO of the Company, and (e) appoint Mr. Tierney as Executive Vice President and Chief Administrative Officer.

●	The Merger Agreement contains covenants of the parties, including:

○	(a) the requirement to take all reasonable steps to consummate the Merger,

○	(b) restrictions on the conduct of the Company’s and Altanine’s respective businesses;

○	(c) to use commercially reasonable efforts to prepare and submit a listing application to Nasdaq for the Surviving Company and to cause the Company’s common stock to be approved for listing (the “Nasdaq Listing Application”);

○	(d) for the Company to use its best efforts to enter into an Equity Credit Line in a minimum amount of $25 million at terms to be mutually agreeable to the Company and Altanine; and

○	(e) for the Company to adopt an amended Independent Director Compensation Policy to be in effect as of the closing of the Merger in form and substance agreeable to Altanine.

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●	The Closing is subject to certain conditions, including:

○	(i) the Company having obtained the affirmative written consent of a supermajority of its disinterested stockholders in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, which has not, as of the date of this Current Report, been obtained,

○	(ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Altanine and the compliance by each of the Company and Altanine with their respective obligations under the Merger Agreement,

○	(iii) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as may be required by law,

○	(iv) the absence of any law or judgment prohibiting or making the Merger unlawful,

○	(v) the receipt of a PCAOB compliant audit of Altanine for the fiscal years ending December 31, 2024 and 2023 and required unaudited financial statements under applicable rules of the SEC,

○	(vi) that the Company shall have filed a Registration Statement on Form S-4 (the “Registration Statement”) with respect to the issuance of the Company’s shares of common stock pursuant to the Merger Agreement, and such Registration Statement shall have been declared effective by the SEC,

○	(vii) that the Nasdaq Listing Application shall have been approved by Nasdaq and

○	(viii) that the Company shall have effected a reverse stock split in order to achieve a stock price of $10.00 per share prior to the Closing.

●	The Merger Agreement contains certain termination rights for each of the parties, including, without limitation:

○	(i) by mutual written consent of the Company and Altanine,

○	(ii) by either the Company or Altanine if the Merger has not been consummated by the close of business on the 90th business day after the date of the Merger Agreement,

○	(iii) by either the Company or Altanine if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission will have issued a non-appealable final order or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or any of the other transactions contemplated by the Merger Agreement or

○	(iv) by either the Company or Altanine if the other party has materially breached its representations, warranties or covenants and such breach would result in a failure of the conditions precedent to Closing, subject to certain negotiated materiality qualifications and cure periods as set forth in the Merger Agreement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain statements regarding future events and future results that are based on current expectations, estimates, forecasts and projections about the business, the results of operations, the industries in which Polomar and/or Altanine operate and the beliefs and assumptions of management, all of which are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “expect”, “forecast”, “intend”, “estimate”, “potential”, “continue” and other similar terms, and future or conditional tense verbs like “may”, “will”, “would”, “could”, “should”, “intend” and “might”, as well as variations of these words and similar expressions (or the negative versions of such words or expressions), are intended to identify those forward-looking statements. Forward-looking statements are only predictions and are subject to risks, uncertainties, assumptions and other factors that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Potential factors that might cause or contribute to such differences include, but are not limited to:

●	the risks disclosed in this Information Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

●	the possibility that the Transaction may not be consummated on the terms or timeline currently contemplated, or at all, as Polomar and/or Altanine may be unable to satisfy the conditions to Closing or obtain the approvals required to complete the Transaction;

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●	the requirement to obtain certain regulatory approvals and clearances to consummate the Transaction, which, if delayed, not granted or granted with material restrictions or conditions, could prevent, substantially delay or impair the consummation of the Transaction, result in additional expenses and resources or reduce the anticipated benefits of the Transaction

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement

●	the failure to realize the expected benefits of the Transaction (including anticipated revenue and growth synergies), or the risk that such benefits may be more difficult to realize or take longer to achieve than anticipated

●	the failure to effectively integrate the Altanine business into Polomar following the consummation of the Transaction, or the integration may not be as successful as anticipated

●	any significant or unexpected transaction and integration-related costs or difficulties in connection with the Transaction and/or unknown or inestimable liabilities

●	the risk that certain Altanine directors and executive officers may have interests in the Transaction that may be different from, or in addition to, those of the Altanine Shareholders

●	the market price for shares of Polomar Common Stock before and after the completion of the Transaction may be affected by certain factors different from, or in addition to, those that historically have affected or currently affect the market prices of shares of Polomar Common Stock

●	the potential impact of the announcement, pendency or consummation of the Transaction on relationships, including with customers, suppliers, business partners and employees of Polomar or Altanine

●	the risk that third parties may modify, amend or terminate existing contracts or arrangements with Polomar or Altanine

●	any failure to attract, motivate and retain management personnel and other key employees that could diminish the anticipated benefits of the Transaction

●	general economic, business and political conditions that affect the Combined Company following the consummation of the Transaction

●	the risk that, even though the Company has incurred the costs and expenses related to the Merger, the Merger may not be completed.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find More Information” later in this Information Statement. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us, are expressly qualified in their entirety by the foregoing cautionary statements.

CHANGES IN CONTROL

We are not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of our outstanding securities, other than as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.”

Other than with respect to the Merger, there are no current definitive arrangements or agreements, which will result in a change in control.

BACKGROUND

On September 8, 2025, the Board, believing it to be in the best interests of the Company and its stockholders, adopted a resolution approving and adopting: (1) the Certificate of Amendment in order to effect the Opt-Out Amendments and the Reverse Stock Split; (2) the Merger; and (3) the ELOC. The Board further directed that the Certificate of Amendment, the Merger and the issuance of any shares underlying the ELOC, be submitted for consideration by our stockholders. By written consent dated September 8, 2025 and on January 30, 2026, the Majority Stockholders approved and adopted resolutions to approve and adopt (1) the Certificate of Amendment in order to effect the Opt-Out Amendments and the Reverse Stock Split; (2) the Merger; and (3) the ELOC, in each case to effect the Actions. The Certificate of Amendment is included in the attachment marked as Appendix A to this Information Statement.

With respect to the Amendments, we intend to file, as soon as practicable on or after the 20th day after this Information Statement is sent to our stockholders, the Certificate of Amendment with the Secretary of State of the State of Nevada to effect the Amendments with respect thereto, which will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Nevada.

In addition, we must notify FINRA of the Reverse Stock Split by filing the requisite documents no later than ten (10) days prior to the anticipated record date of such Actions.

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ACTION #1

Amendment to our articles of incorporation to OPT-OUT OF SECTIONS 78.411 TO 78.444, INCLUSIVE, and SECTIONS 78.378 TO 78.3793, INCLUSIVE, OF THE NEVADA REVISED STATUTES

General

On September 8, 2025, the Board and the Majority Stockholders authorized adopted and approved by written consent in lieu of a special meeting to elect not to be governed by Sections NRS 78.411 to 78.444, inclusive, and to elect not to be governed by Sections NRS 78.378 to 78.3793, inclusive, of the NRS (the “Opt Out”).

Anti-Takeover Provisions of Nevada State Law

Certain anti-takeover provisions of Nevada law could have the effect of delaying or preventing a third-party from acquiring us, even if the acquisition arguably could benefit our stockholders.

Nevada’s “combinations with interested stockholders” statutes, NRS 78.411 through 78.444, inclusive, prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination, or the transaction by which such person becomes an “interested stockholder”, in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Further, in the absence of prior approval certain restrictions may apply even after such two-year period. However, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” These statutes generally apply to Nevada corporations with 200 or more stockholders of record. However, a Nevada corporation may elect in its articles of incorporation not to be governed by these particular laws, but if such election is not made in the corporation’s original articles of incorporation, the amendment (1) must be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by interested stockholders or their affiliates and associates, and (2) is not effective until 18 months after the vote approving the amendment and does not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Nevada’s “acquisition of controlling interest” statutes, NRS 78.378 through 78.379, inclusive, contain provisions governing the acquisition of a controlling interest in certain Nevada corporations. These “control share” laws provide generally that any person that acquires a “controlling interest” in certain Nevada corporations may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights. Absent such provision in our bylaws, these laws would apply to us as of a particular date if we were to have 200 or more stockholders of record (at least 100 of whom have addresses in Nevada appearing on our stock ledger at all times during the 90 days immediately preceding that date) and do business in the State of Nevada directly or through an affiliated corporation, unless our articles of incorporation or bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise. These laws provide that a person acquires a “controlling interest” whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the NRS, would enable that person to exercise (1) one fifth or more, but less than one third, (2) one third or more, but less than a majority or (3) a majority or more, of all of the voting power of the corporation in the election of directors. Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. We currently are subject to the provisions of NRS 78.378 through 78.3793, inclusive.

Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interests of, the corporation. The existence of the foregoing provisions and other potential anti-takeover measures could limit the price that investors might be willing to pay in the future for shares of our common stock. They could also deter potential acquirers of our Company, thereby reducing the likelihood that you could receive a premium for your common stock in an acquisition.

Certain Article and Bylaws Provisions

Our Amended Articles of Incorporation and Amended and Restated Bylaws provide that:

●	The holders of one-third of stock issued and outstanding entitled to vote at the meeting present in person or represented by proxy, will constitute a quorum for the transaction of business.

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●	Special meetings of stockholders, for any purpose or purposes, will be called by Polomar’s President or by the Secretary upon resolution of the directors or on the written request of the stockholders owning a majority of the issued and outstanding shares and entitled to vote.
●	Notice of all shareholder meetings will be given in writing or by electronic transmission in the manner provided by law (including, without limitation, as set forth in the Polomar Bylaws) stating the date, time and place, if any, of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Polomar Articles of Incorporation, such notice will be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each shareholder of record entitled to vote at such meeting.
●	Nominations of persons for election to the Polomar Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only pursuant to Polomar’s notice of such meeting, (a) by or at the direction of the Polomar Board or (b) by any shareholder of Polomar who is a shareholder of record at the time of giving of the notice and who is entitled to vote at the meeting and who complies with the notice procedures and requirements set forth in the Polomar Bylaws and Rule 14a-19 of the Exchange Act, as applicable. For the avoidance of doubt, the foregoing clause (b) is the exclusive means for a shareholder to make nominations or propose any other business (other than a proposal included in Polomar’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act) at an annual meeting of shareholders.
●	The Polomar Board may amend the Polomar Bylaws upon the approval of a majority of the whole board, but the stockholders may specify particulars of the Polomar Bylaws that cannot be amended by the Polomar Board. The Polomar Bylaws may also be amended by the majority vote of all the record holders of stock issued and outstanding and entitled to vote at any annual or special meeting.
●	Any action that may be taken by the vote of the stockholders at a meeting may be taken without meeting if it is authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the Polomar Articles of Incorporation or the NRS require a greater proportion of voting power to authorize the action.
●	No holder of shares of Common Stock shall have the right to cumulate votes.
●

To the fullest extent permitted by law, Polomar will indemnify and hold harmless a director who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative because he was or is a director of Polomar from all expenses, liability and loss (including attorney’s fees, judgments, fines, and amounts paid or to be paid in settlements).

These provisions of our Amended Articles of Incorporation or Amended and Restated Bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

The amendment to opt-out of NRS 78.411 to 78.444, inclusive, and the amendment to opt-out of NRS 78.378 to 78.3793, inclusive will not be effective until the Effective Date. No further action on the part of stockholders is required to authorize or effect the Amendments to the Articles of Incorporation.

Reasons for Proposed Amendments

At this time, our purpose is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to us by persons or firms who or which desire to seek the perceived advantages of a corporation whose securities are registered pursuant to the Exchange Act.

Management of the Company believes that Nevada’s “anti-takeover” statutes could make us less attractive or deter business opportunity candidates. Therefore, we believe that opting out of these provisions as permitted by Nevada law is in the best interests of the Company and its stockholders.

Nevada’s “Acquisition of Controlling Interest” statutes (NRS Sections 78.378–78.3793) apply only to Nevada Corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada. We do not believe we have 100 stockholders of record who are residents of Nevada, although there can be no assurance that in the future the “Acquisition of Controlling Interest” statutes would apply to us. The “Acquisition of Controlling Interest” statutes provide that persons who acquire a “controlling interest”, as defined in NRS Section 78.3785, in a company may only be given full voting rights in their shares if such rights are conferred by the disinterested stockholders of the company at an annual or special meeting. Any disinterested stockholder that does not vote in favor of granting such voting rights is entitled to demand that the company pay fair value for their shares, if the acquiring person has acquired at least a majority of all of the voting power of the company. As such, persons acquiring a controlling interest might not be able to vote their shares.

Nevada’s “Combinations With Interested Stockholders” statutes (NRS Sections 78.411 through 78.444), which provide that specified persons who, together with affiliates and associates, own, or within three years did own, 10% or more of the outstanding voting stock of a “publicly traded” Nevada corporation with at least 200 stockholders cannot engage in specified business combinations with the corporation for a period of three years after the date on which the person became an interested stockholder, unless the combination or the transaction by which the person first became an interested stockholder is approved by the corporation’s Board of Directors before the person first became an interested stockholder. Although the Company does not currently fall within the definition of a publicly traded company for the purposes of the statutes, it could have become subject to these provisions in the future.

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ACTION #2

APPROVAL OF MERGER

General

On July 23, 2025, the Company, Polomar Merger Sub and Altanine entered into the Merger Agreement, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company and a wholly owned subsidiary of the Company.

At the Effective Time of the Merger, each one share of Altanine common stock shall be automatically converted into the right to receive one share of Company common stock, and each one share of Altanine preferred stock shall be automatically converted into the right to receive one share of Company preferred stock, in each case subject to adjustment. No fractional shares of Company common stock or Company preferred stock will be issued in the Merger. All fractional share amounts shall be rounded up to the nearest whole share as provided in the Merger Agreement. The preferred stock to be issued by the Company upon the closing of the Merger shall have the terms set forth in Schedule 1 of the Merger Agreement.

Following the consummation of the Merger, former common stockholders of Altanine are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Company common stock and current common stockholders of the Company are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Company common stock. The Company also agreed to assume Altanine’s existing incentive plan and all outstanding options granted by Altanine, as adjusted by the Exchange Ratio. Additionally, at the Effective Time, all unexercised and unexpired warrants to purchase shares of Altanine common stock or preferred stock, then outstanding shall be converted into and become a warrant to purchase the Company’s common stock, as adjusted by the Exchange Ratio.

On October 8, 2025, the Company entered into a first amendment to the Agreement and Plan of Merger and Reorganization (the “Amendment”), pursuant to which the exchange ratio shall mean the exchange ratio of one share of the Company Common Stock for each share of Altanine’s Common Stock and five shares of the Company’s preferred stock for each share of Altanine’s preferred stock.

The Company agreed to assume all unconverted and unexpired promissory notes of Altanine, except that the conversion terms will be adjusted for the Exchange Ratio and such notes will be convertible into the Company’s common stock.

The Polomar Board and the board of Altanine unanimously approved the Merger Agreement and the transactions contemplated thereby.

Immediately following the closing of the Merger, the composition of the Board shall be comprised of four appointees by Altanine, who shall initially be George Hornig, George Caruolo, Alexandra Peterson, and Gabrielle Toledano, and one appointee by the Company, who shall initially be Gabriel Del Virginia. Furthermore, the Board shall (a) appoint George Hornig as the Chairman of the Board, (b) accept the resignation of Terrence M. Tierney as Chief Executive Officer and President; (c) appoint Charles Andres, Jr., Altanine’s current CEO, as the CEO of the Company; (d) appoint Patrice H. Launay, Altanine’s current CFO, as the CFO of the Company and (e) appoint Mr. Tierney as Executive Vice President and Chief Administrative Officer.

The Merger Agreement contains covenants of the parties, including: (a) the requirement to take all reasonable steps to consummate the Merger, (b) restrictions on the conduct of the Company’s and Altanine’s respective businesses; (c) to use commercially reasonable efforts to prepare and submit the Nasdaq Listing Application; (d) for the Company to use its best efforts to enter into an Equity Credit Line in a minimum amount of $25 million at terms to be mutually agreeable to the Company and Altanine; and (e) for the Company to adopt an amended Independent Director Compensation Policy to be in effect as of the closing of the Merger in form and substance agreeable to Altanine.

The Merger Agreement restricts the Company, directly or indirectly, from doing anything that could lead to or result in an Acquisition Proposal (as defined in the Merger Agreement).

The Closing is subject to certain conditions, including (i) the Company having obtained the affirmative written consent of a supermajority of its disinterested stockholders in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, which has not, as of the date of this Current Report, been obtained, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Altanine and the compliance by each of the Company and Altanine with their respective obligations under the Merger Agreement, (iii) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as may be required by law, (iv) the absence of any law or judgment prohibiting or making the Merger unlawful, (v) the receipt of a PCAOB compliant audit of Altanine for the fiscal years ending December 31, 2024 and 2023 and required unaudited financial statements under applicable rules of the Securities and Exchange Commission, (vi) that the Company shall have filed the Registration Statement with respect to the issuance of the Company’s shares of common stock pursuant to the Merger Agreement, and such Registration Statement shall have been declared effective by the SEC, (vii) that the Nasdaq Listing Application shall have been approved by Nasdaq and (viii) that the Company shall have effected a reverse stock split in order to achieve a stock price of $10.00 per share prior to the Closing.

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The Merger Agreement also contains customary representations, warranties and other covenants, including covenants obligating each of the Company and Altanine to continue to conduct its respective business in the ordinary course, to provide reasonable access to each other’s information and to use reasonable best efforts to cooperate and coordinate to make any filings or submissions that are required to be made under any applicable laws or requested to be made by any government authority in connection with the Merger.

The Merger Agreement contains certain termination rights for each of the parties, including, without limitation, (i) by mutual written consent of the Company and Altanine, (ii) by either the Company or Altanine if the Merger has not been consummated by the close of business on the 90th business day after the date of the Merger Agreement, (iii) by either the Company or Altanine if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission will have issued a non-appealable final order or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or any of the other transactions contemplated by the Merger Agreement or (iv) by either the Company or Altanine if the other party has materially breached its representations, warranties or covenants and such breach would result in a failure of the conditions precedent to Closing, subject to certain negotiated materiality qualifications and cure periods as set forth in the Merger Agreement.

The parties are also contemplating and intending to enter into a consent and waiver agreement pursuant to which certain closing conditions, including those relating to the effectiveness of the Registration Statement, approval of the Nasdaq listing application, the securement of an equity line of credit, and the effectuation of a reverse stock split, may be waived by mutual agreement, subject to applicable law. To the extent the Company consummates the transaction without being required to effect any of the waived closing conditions, the Company may seek to effect those waived conditions post-Closing either upon the same or other terms, or not at all.

Certificate of Merger

Pursuant to the Written Consent, the Board and the Majority Stockholders approved and authorized an action to consummate the transactions contemplated by the Merger Agreement. Accordingly, the Written Consent authorizes the Company to file a certificate of merger (the ‘‘Certificate of Merger’’) with the Secretary of State of the State of Nevada in such form as is required by, and executed in accordance with, the relevant provisions of the NRS.

ACTION #3

REVERSE STOCK SPLIT

General

Our Board and Majority Stockholders have approved the Reverse Stock Split to make adjustments to its capitalization to make the Company more attractive to potential merger candidates, employees and investors, and the Board and the Majority Stockholders have determined that it is in the best interests of our stockholders in general to effect the Reverse Stock Split between a ratio of 1-for-2 and 1-for-100 and grant the Board of Directors the authority to designate the exact ratio of the reverse stock split and file the subsequent certificate of change with the state of Nevada (the “Reverse Stock Split Ratio”).

The Reverse Stock Split, as approved by the Majority Stockholders, will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, or at the later time set forth in the Certificate of Amendment, subject to the approval of FINRA. The filing may occur any time after 20 days from the date of completion of mailing of this Information Statement to our stockholders of record as of January 26, 2026. The exact timing of the Certificate of Amendment will be determined by our Board based on its evaluation as to if and when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed, although it does not intend to so abandon at this time.

We do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized Common Stock that will become available following the Reverse Stock Split other than the shares to the Polomar owners as a result of the planned consummation of the Merger.

The proposed form of amendment to our Existing Articles to effect the Reverse Stock Split is attached as Appendix A to this Information Statement.

Reasons for Proposed Amendment

The Reverse Stock Split is a condition to closing the Merger pursuant to the Merger Agreement, and is required to provide the accurate number of shares of our Common Stock to the owners of Altanine. The Board also believes that the current low per share market price of our Common Stock has a negative effect on the marketability of our existing shares. The Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the Common Stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the Common Stock. The Board anticipates that a Reverse Stock Split will result in a higher bid price for our Common Stock, which may help to alleviate some of these problems.

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However, the effect of a Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the prescribed initial listing minimum bid price for a sustained period of time. The market price of our Common Stock may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, as to which no assurance can be given, the Board believes this increase may facilitate future financings and enhance our ability to attract, retain, and motivate employees and other service providers.

PLEASE NOTE THAT UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS INFORMATION STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS AND WARRANTS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED.

Implementation and Effects of the Reverse Stock Split

If the Board elects to implement the Reverse Stock Split, which the Board may choose not to do at its discretion (although it has no intention at this time to so abandon), the Reverse Stock Split would have the following effects:

●	the number of shares of the Common Stock owned by each Stockholder will automatically be reduced proportionately based on the Reverse Stock Split Ratio;

●	the number of shares of the Common Stock underlying Series A Stock issued and outstanding will be reduced proportionately;

●	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of any and all outstanding options and warrants entitling the holders thereof to purchase shares of the Common Stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

●	The number of authorized shares of Common Stock shall not change.

The table set forth below illustrates the Company’s capitalization subsequent to the Reverse Stock Split. This model is based on the total number of shares issued and outstanding as of the Notice Record Date of 27,994,624 and gives effect to the Reverse Stock Split, as well as shares of Common Stock issued and outstanding and issuable upon the conversion/exercise of any and all promissory notes, options and warrants.

Reverse Stock Split Ratio	Shares of Common Stock issued and outstanding following the Reverse Stock Split (1)	Shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock	Shares of Common Stock issuable upon the conversion/exercise of promissory notes, options and warrants following the Reverse Stock Split	Shares of Common Stock available for future issuance following the Reverse Stock Split (1)
1:2	13,997,312	937,500	500,000	279,565,188
1:10	2,799,462	187,500	100,000	291,913,038
1:20	1,399,731	93,750	50,000	293,456,519
1:30	933,154	62,500	33,333	293,971,013
1:40	699,866	46,875	25,000	294,228,259
1:50	559,892	37,500	20,000	294,382,608
1:60	466,577	31,250	16,667	294,485,506
1:70	399,923	26,786	14,286	294,559,005
1:80	349,933	23,438	12,500	294,614,130
1:90	311,051	20,833	11,111	294,657,004
1:100	279,946	18,750	10,000	294,691,304

(1)	Does not include any shares of common stock expected to be issued in connection with the consummation of the Merger, including shares underlying preferred stock, as the final exchange ratio and valuation of the merger consideration are still pending.

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ACTION #4

INCREASE AUTHORIZED SHARES

Purpose of the Authorized Shares Increase

The Existing Articles authorizes the issuance of 295,000,000 shares of Common Stock. As of the Record Date, there were 28,053,090 shares of Common Stock issued and outstanding.

Our Board of Directors has determined that it may be in our best interest to increase the number of authorized shares of Common Stock from 295,000,000 up to 425,000,000 to cover the aforementioned reasons (the “Authorized Shares Increase”) and the Majority Stockholders has approved Authorized Shares Increase and the form of the Second Amended and Restated Articles of Incorporation (the “Restated Articles”). The Restated Articles may increase the authorized number of shares of Common Stock from 295,000,000 up to 425,000,000. The additional authorized shares of Common Stock will provide us with essential flexibility to use our Common Stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) to act quickly for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities expanding our business and product pipeline, acquisition transactions, licensing, joint venture and other transactions, entering into strategic relationships, initiating commercial preparatory plans, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

Except as discussed, we have no other current plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized common shares resulting from the increase in the number of our authorized shares of Common Stock. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While the Authorized Shares Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

ACTION #5

ELOC

Overview

The Board and the Majority Stockholders authorized the Company’s management to negotiate and enter into, an equity line of credit, standby equity purchase agreement or other, similar financing arrangement (the “ELOC” and the one or more agreements, instruments and documents relating thereto, collectively, the “ELOC Agreement”), pursuant to which the Company may sell shares of Common Stock from time to time.

The Company sought and received stockholder approval because the ELOC may permit the Company to issue more than 19.99% of the Company’s outstanding shares of its Common Stock under the ELOC Agreement at a price per share that may be less than the “minimum price” under Nasdaq Listing Rule 5635(d) and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b). Nasdaq Listing Rule 5635(b) requires listed companies to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires listed companies to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. Although the Company is not at this time subject to Nasdaq rules and its Common Stock is not listed on Nasdaq, the Company intends to apply for such listing and accordingly wishes to obtain any necessary approvals as if it were subject to Nasdaq rules.

The Company’s intention is to enter into an ELOC Agreement to permit the counterparty thereof to purchase from the Company up to $25 million of newly issued shares of Common Stock, with such other terms and conditions as management of the Company may determine.

The Company expects that sales of Common Stock under the ELOC Agreement, and the timing of any sales, will be determined by the Company from time to time in its sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company regarding the use of proceeds from any sale of such Common Stock.

At this time, the Company has not yet identified the counterparty to the ELOC Agreement and has not negotiated any of the terms of the ELOC Agreement, including fixed or floating purchase prices, limitations on shares sold from time to time, discounts and other matters; however, the Board and the Majority Stockholders have approved the following terms:

●	Any price will have a (a) floating component based on a discount of no more than 10% of the lowest VWAP of the Company’s stock over no more than five trading days prior to any draw-down, and (b) minimum fixed price if required under Nasdaq rules;
●	The counterparty to the ELOC Agreement shall not own more than 4.99% (or 9.99% under certain customary circumstances) of the Company’s common stock at any one time; and
●	The shares underlying the ELOC Agreement shall be registered by the Company with the Securities and Exchange Commission.

If and when the Company enters into the ELOC Agreement, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock pursuant to the ELOC. Because the issuance price of the ELOC shares has not yet been negotiated, the maximum number of shares that will actually be issued under the ELOC is currently unknown. However, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock. The Company expects that any ELOC Agreement it enters into will be at or promptly after any listing of the Company’s shares of common stock on Nasdaq or another national securities exchange.

The Company believes that its ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is unable to issue ELOC shares pursuant to a definitive ELOC Agreement, the Company may be unable to fully satisfy its ongoing business needs on the terms or timeline it anticipates, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of its business plans.

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ACTION #6

CERTIFICATE OF AMENDMENT

Adoption of the Certificate of Amendment

In connection with Actions 1, 3 and 4, the Board believes that it is in the best interest of the stockholders to adopt the Certificate of Amendment attached hereto as Appendix A. The Certificate of Amendment will incorporate the Amendments set forth in the Actions set forth above and other than Actions 1, 3 and 4, the Certificate of Amendment does not incorporate any other material changes.

The principal reason for adopting the Certificate of Amendment is to incorporate all amendments into one document, however, the Company reserves the right to instead file one or more amendments to the Existing Articles to effect the relevant Actions instead of filing the Certificate of Amendment.

Dissenters’ Rights

Pursuant to the NRS, our stockholders are not entitled to dissenters’ rights with respect to the Certificate of Amendment.

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FREQUENTLY USED TERMS

Definitions

Unless otherwise specified or if the context so requires, the following terms have the meanings set forth below for purposes of this information statement:

“Acquiring Companies” mean Polomar and Merger Sub.

“Acquisition Proposal” means, other than the transactions contemplated by the Merger Agreement, any third party offer or proposal relating to any acquisition or purchase, direct or indirect, whether by way of asset purchase, equity purchase, merger, consolidation, share exchange, business combination or otherwise, of a material portion of the assets of Polomar or Altanine, respectively, or any equity interest in Polomar or Altanine, respectively, or any other transaction the consummation of which would reasonably be expected to frustrate the purposes of, impede, prevent or materially delay the transactions contemplated by the Merger Agreement.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Altanine Capital Stock” means the Altanine Common Stock and the Altanine Preferred Stock.

“Altanine Certificate” means a valid certificate previously representing any shares of Altanine Common Stock.

“Altanine Disclosure Schedule” means the disclosure schedule that has been delivered by Altanine to Polomar on the date of the Merger Agreement.

“Altanine Notes” means a promissory note that is convertible into shares of Altanine Capital Stock.

“Altanine Stock Option” means an option to purchase shares of Altanine Capital Stock.

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York, New York are authorized or required by applicable Legal Requirements to close.

“Closing” means the consummation of the Merger.

“Combined Company” means Polomar and the Surviving Company post-Closing.

“Concurrent Financing” means, in connection with the Merger, the private offering by Polomar of at least $7,000,000 and no more than $10,000,000, of Polomar Common Stock at a purchase price of $10.00 per share, which private offering shall have been committed to by the investors thereof in writing by the execution and delivery of one or more binding subscription agreements or similar agreements, on or prior to the date of the Merger Agreement and which shall close and be funded on or prior to the Closing; provided, that any decisions with respect to pricing, sizing, fees, economic splits, roles and the proposed list of potential investors and allocations among them shall be made jointly by Polomar and Altanine.

“Contract” means any oral or written agreement, contract, subcontract, lease, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

“Encumbrance” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, equitable interest, right of first refusal, easement, servitude, transfer restriction under any stockholder or similar agreement or other similar restriction.

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“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Exchange Ratio” means the exchange ratio of one share of Polomar Common Stock for each share of Altanine Common Stock and one share of Polomar Preferred Stock for each share of Altanine Preferred Stock, subject to adjustment as provided in the Merger Agreement.

“GAAP” means U.S. Generally Accepted Accounting Principles.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, regulatory agency, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal) to the extent that the rules, regulations, or orders of such authority have the force of law.

“IRS” means the Internal Revenue Service.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or formal investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Legal Requirements” mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Material Adverse Effect” means, as to any Party, any effect, change, event or circumstance that has a material adverse effect on: (a) the business, financial condition or results of operations of the Party taken as a whole; provided, however, that, in no event will any of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has occurred, a Material Adverse Effect: effects resulting from (i) conditions generally affecting the industries in which the Party participates or the United States or global economy or capital markets as a whole, to the extent that such conditions do not have a disproportionate impact on the Party taken as a whole (in which case, only the incremental disproportionate adverse effect may be taken into accounting in determining whether a Material Adverse Effect has occurred); (ii) any failure by the Party to meet internal projections (it being understood, however, that any effect causing or contributing to such failures to meet projections or predictions may constitute a Material Adverse Effect and may be taken into account in determining whether a Material Adverse Effect has occurred); (iii) the execution, delivery, announcement or performance of the obligations under the Merger Agreement or the announcement, pendency or anticipated consummation of the Merger; (iv) any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; (v) any changes (after the date of the Merger Agreement) in GAAP or applicable Legal Requirements; (vi) any action required or permitted by the Merger Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of the other Party; or (b) the ability of the Party to consummate the transactions contemplated by the Merger Agreement.

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“Merger Sub Shares” means the common stock, par value $0.001 per share, of Merger Sub.

“Nasdaq” means the Nasdaq Capital Markets tier of the Nasdaq Stock Market Inc.

“Nasdaq Listing Application” means an initial listing application for the Polomar Capital Stock on Nasdaq.

“Order” means any order, writ, injunction, judgment or decree of a Governmental Body.

“Party” means each of Polomar, Merger Sub and Altanine, which are referred to collectively as the “Parties”.

“Person” means any person, Entity, Governmental Body, or group (as defined in Section 13(d)(3) of the Exchange Act).

“Polomar Capital Stock” means Polomar Common Stock and Polomar Preferred Stock.

“Polomar Preferred Stock” means a series or class of preferred stock of Polomar that has all of the rights, preferences and limitations set forth in Schedule 1 of the Merger Agreement.

“Polomar Stockholders” means the holders of the shares of Polomar Capital Stock.

“Representatives” mean, with respect to any Party, each Person that is or becomes (a) a Subsidiary or other Affiliate of such Party or (b) an officer, director, employee, partner, attorney, advisor, accountant, agent or other representative of such Party or of any such Party’s Subsidiaries or other Affiliates.

“SEC Documents” mean each report, registration statement, proxy statement and other statements, reports, schedules, forms and other documents filed by Polomar with the SEC since December 31, 2024, including all amendments thereto, that are publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

“Subsidiary” means, with respect to an Entity, any other Person if such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities of or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) at least 10% of the outstanding equity or financial interests of such Entity.

“Subject Company” shall mean a party to the Merger Agreement who is the subject of an Acquisition Proposal.

“Superior Proposal” shall mean a bona fide written Acquisition Proposal (provided that, for purposes of this definition, references to 15% in the definition of “Acquisition Proposal” shall be deemed to be references to 50%) which the board of directors of the Subject Company determines in good faith (after consultation with its financial advisor): (i) to be reasonably likely to be consummated if accepted; and (ii) to be more favorable to the Subject Company’s stockholders from a financial point of view than the Merger, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the proposal, all the terms and conditions of such proposal and the Merger Agreement, any changes to the terms of the Merger Agreement offered by the other party in response to such Acquisition Proposal and the ability of the Person making such Acquisition Proposal to consummate the transactions contemplated by such Acquisition Proposal (based upon, among other things, expectation of obtaining required approvals).

“Tax” and “Taxes” mean any federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, escheat, severance, stamp, occupation, premium, windfall profits, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

“Treasury Regulations” mean the income tax regulations, including temporary and proposed regulations, promulgated under the Code, as such regulations may be amended from time to time.

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SUMMARY OF THE MERGER

The Parties

Polomar Health Services, Inc.

Polomar Health Services, Inc. operates Polomar Specialty Pharmacy, LLC, a State of Florida licensed retail compounding pharmacy, located in Palm Harbor, FL, pursuant to license # PH35196 (“Polomar Pharmacy”). Polomar Pharmacy is also licensed as a Special Sterile Compounding Pharmacy, permit #PH35277, which authorizes the licensed entity to dispense injectable and other sterile compounds (eye drops, infused therapeutics) upon receipt of a valid prescription. The compounding facility operates pursuant to guidelines established under Sec. 503A “Compounding Pharmacy” of the Federal Food, Drug and Cosmetic Act. Section 503A authorizes the licensed entity to manufacture compounded drugs and fulfill prescriptions provided to it by state licensed physicians and other licensed healthcare professionals including physician assistants and nurse practitioners. The Company is presently licensed and authorized to fulfill and deliver compounded prescribed medications in 28 states. Polomar Pharmacy is actively seeking licenses and authorization in other states and expects to be able to provide prescription medications in additional f U.S. states by the end of 2025.

Prior to the September 30, 2024, merger between the Company and Polomar Pharmacy (as described more fully below under “Polomar Pharmacy Merger”), Polomar Pharmacy’s business was concentrated on providing compounded dermatological prescription medications for topical delivery. Polomar Pharmacy’s exclusive dermatological formulations, co-developed by a board-certified dermatologist for the treatment of acne, alopecia areata, basal cell carcinoma, Becker’s nevus, vitiligo, and other common skin conditions, were primarily fulfilled on behalf of local dermatologists with limited interstate prescription delivery. In early 2024, Polomar Pharmacy commenced the construction of clean rooms to allow for the dispensing of sterile compounded drugs. Polomar Pharmacy received its Special Sterile Compounding Permit in August of 2024. Polomar Pharmacy continued to primarily fulfill prescriptions for compounded dermatological drugs and has, on a limited basis, fulfilled prescriptions for sterile compounded GLP-1 agonists for subcutaneous injection. On September 26, 2025, the Company executed a one-year non-exclusive pharmacy services agreement with CareValidate, Inc. (“CareValidate”) to fulfill GLP-1 agonist prescriptions for CareValidate’s network of on-line clinics. Polomar began fulfilling prescriptions for CareValidate on October 6, 2025, and we expect steady revenue growth from this customer.

Polomar Pharmacy has experienced significant losses from operations as a result of a decline in revenues and increased labor costs. The decline in revenues is primarily due to a change in Polomar Pharmacy’s business model from local fulfillment of compounded dermatological formulations to online fulfillment of GLP-1 agonist and erectile dysfunction drugs. Polomar Pharmacy’s operations are highly dependent on third-party utilization of Polomar Pharmacy’s compounded drug formulations. Polomar Pharmacy has experienced continuing delays in fully developing its compounded product formulations, manufacturing delays due to unexpected supply chain issues for imported active pharmaceutical ingredients and related products excipients, which have been satisfactorily resolved, and logistical challenges resulting from transitioning from a local fulfillment to national fulfillment business model. The Company has had insufficient access to capital to successfully implement its business plan.

The Company also owns SlimRxTM (www.slimrx.com), a weight loss focused online platform that the Company plans to launch in early 2026, that will connect patients with licensed healthcare providers to prescribe weight loss medications such as semaglutide and tirzepatide compounded with vitamin B-12 and other complementary compounded weight loss formulations (VitaSlimTM and VitaSlim PlusTM). SlimRx filed an application for statutory trademark protection on August 29, 2024. In April of 2025, the Company received an “Action Letter” from the U.S. Patent and Trademark Office (“USPTO”) requiring the Company to show the applied for mark being used in commerce, and to amend its description of goods. The Company has received an extension to respond to the USPTO letter until October 24, 2025. On October 24, 2025 the Company filed a response with the USPTO amending its description of goods and changing its intent to use. The Company will further amend its trademark application upon the launch of SlimRx. Any prescriptions issued via SlimRx will be compounded and fulfilled by Polomar Pharmacy. The Company also expects to launch PoloMedsTM (polomeds.com) during the first quarter of 2026 to fulfill prescriptions for diabetes medications including metformin compounds, sulfonylureas, and insulin; compounded men’s health formulations including testosterone and erectile dysfunction medications, inhalable and sublingual sildenafil.

An integral part of the Company’s business model is to provide prescription fulfillment services to third party web based tele-health platforms. The Company has executed a contract with ForHumanity Health, Inc. for our licensed inhalable sildenafil and eletriptan drugs and with CareValidate for sterile GLP-1 agonist weight loss drugs. All prescriptions delivered to patients pursuant to the terms of the respective agreements will be fulfilled by Polomar Pharmacy. This “wholesale” part of the Company’s business is expected to experience steady growth over the next twelve to eighteen months as the Company adds additional customers and fulfillment capacity.

Polomar’s principal executive office is located at 32866 US Hwy. 19 N, Palm Harbor, FL 34684, and its telephone number is (727) 425-7575.

Polomar Merger Sub, Inc.

Polomar Merger Sub, Inc., a direct wholly owned Subsidiary of Polomar, is a Nevada corporation that was incorporated on July 21, 2025, for the purpose of entering into the Merger Agreement and effecting the Merger. At the Effective Time, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company in the Merger and as a wholly owned Subsidiary of Polomar. The registered office of Merger Sub is located at 1710 Whitney Mesa Drive, Henderson, NV 89104.

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Altanine Inc.

Altanine Inc. was incorporated on December 18, 2023, as a Nevada corporation. Altanine is an early-stage specialty pharmaceutical company focused on developing pharmaceutical products with innovative delivery mechanisms. Its business model is to (a) license its intellectual property to compounding pharmacies, and (b) develop and seek FDA approval of drug product(s) using its proprietary API coating technology by applying such technology to various existing drug molecules to potentially improve ease and comfort of drug delivery, increase bioavailability and moderate side effects. Leveraging its technology, Altanine believes it will be able to apply its coatings to APIs to produce various dosage forms of finished drug products, including capsules, gummies, inhaled powders, and topical gels.

Altanine’s principal executive offices are located at 10940 Wilshire Boulevard, Suite 1500, Los Angeles, California 90024. Its telephone number is (213) 521-4780.

Ownership Before and After the Transaction

As of January 26, 2026, Polomar Health Services, Inc. (“Polomar”) and Altanine, Inc. (“Altanine”) are separate entities with distinct ownership structures. As of such date, Polomar’s directors and executive officers collectively own approximately 5.5% of Polomar’s outstanding equity interests, and Daniel Gordon and his affiliated entities collectively own approximately 53.6% of Polomar’s outstanding equity interests. While Mr. Gordon does not currently serve as an executive officer or director of either Polomar or Altanine, he remains involved in aspects of both businesses. Mr. Gordon has a controlling interest in entities that are significant shareholders of Polomar.

As of such date, Altanine’s directors and executive officers collectively own approximately 7.2% of Altanine’s outstanding equity interests, and Daniel Gordon and affiliated entities collectively own approximately 27.5% of Altanine’s outstanding equity interests.

Upon the completion of the Transaction, Management currently expects that the transaction will be accounted for as a reverse merger, with Altanine treated as the accounting acquirer and Polomar as the accounting acquiree under the guidance of ASC 805, Business Combinations, and ASC 805-40, Reverse Acquisitions.

In connection with the Transaction, shares of Polomar common stock will be issued to the existing stockholders of Altanine in exchange for their shares of Altanine capital stock.

Immediately following the closing of the Merger, and assuming no exercise of options or warrants and no additional issuances of Polomar common stock other than those contemplated by the transaction, it is expected that:

●	existing Polomar stockholders will own approximately 20% of the outstanding common stock of the combined company, and

●	former Altanine stockholders will own approximately 80% of the outstanding common stock of the combined company, on a fully diluted basis.

The actual ownership percentages of the combined company will depend on a number of factors, including the final exchange ratio, the number of shares issued in connection with the transaction, and any equity issuances that may occur prior to or in connection with the closing of the Merger.

Summary of Relationships of affiliated individuals, entities to Combined Entity

Polomar Health Services, Inc.

CWR, an affiliate of the Company, owns approximately 18% of the issued and outstanding shares of the common stock of the Company. Daniel Gordon, CWR’s manager controls or beneficially owns approximately 24% of the issued and outstanding common stock of the Company; therefore, Mr. Gordon has voting control over approximately 42% of the issued and outstanding shares of the Company’s common stock. In addition, CWR has provided and continues to provide financial support to Polomar through a promissory note, the proceeds of which have been used to fund, among other things, the manufacturing and testing of Polomar’s inhalable sildenafil product. Additional information regarding this financing arrangement is described elsewhere in this registration statement.

Reprise is an affiliate of Daniel Gordon and GLD, LP. Mr. Gordon is the President of Reprise and the majority shareholder of GLD Management, Inc., the general partner of GLD, LP, affiliates of which own CWR. Reprise owns approximately 7.4% of the issued and outstanding shares of the common stock of the Company. Reprise also provides financial support to Polomar through a promissory note.

Altanine, Inc.

On April 9, 2024, Altanine entered into a Promissory Note and Loan Agreement (the “Lender Note”) with GLD Sponsor Member II, LLC (“Lender”), an entity affiliated with Mr. Daniel Gordon, for an aggregate commitment amount of $2.5 million.

On June 20, 2025, Altanine and the lender entered into a First Amendment to the Lender Note, pursuant to which the lender purchased shares of Series A preferred stock for an aggregate purchase price of $1.0 million, which was funded through a principal pay-down of the term loan.

On December 30, 2025, Altanine and the lender entered into a Second Amendment to the Lender Note, pursuant to which the commitment amount was increased to $3,250,000 and the maturity date was extended to January 31, 2026.

The Transaction and the Merger Agreement

The terms and conditions of the Transaction are contained in the Merger Agreement, which is attached to this information statement as Appendix B and incorporated by reference herein in its entirety. You are encouraged to read the Merger Agreement carefully, as it is the legal document that governs the Transaction.

The Merger Agreement provides, among other matters, for the acquisition of Altanine pursuant to a forward subsidiary merger, on the terms and subject to the conditions in the Merger Agreement and in accordance with the Nevada Revised Statutes (“NRS”). Pursuant to the Merger Agreement, at the Effective Time, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company and as a wholly owned subsidiary of Polomar.

The parties currently expect the Closing to occur in the first half of 2026, subject to customary regulatory approvals and closing conditions as specified in the Merger Agreement. Until the Closing, Polomar and Altanine will continue to operate independently.

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The Consideration

The aggregate consideration payable by Polomar to the Altanine shareholders is expected to consist of shares of Polomar common stock and preferred stock, with the final number of shares and implied valuation to be determined based on the approved exchange ratio, any reverse stock split, and the final valuation at the time of closing.

Reasons for the Transaction

In evaluating the Transaction, including the Merger, the board of directors of Polomar (the “Polomar Board”), in consultation with its management and its financial and legal advisors, received certain materials for review and consideration prior to the execution of the Merger Agreement. After due consideration and consultation with its management and its legal and other advisors, at a meeting held on July 16, 2025, the Polomar Board (i) determined that the transactions contemplated by the Merger Agreement and the Transaction documents were advisable and in the best interests of Polomar and the Polomar Stockholders, and (ii) unanimously approved the Transaction, including the Merger, and the Merger Agreement and the Transaction documents, upon the terms and subject to the conditions set forth therein.

At a meeting held on July 14, 2025, the board of directors of Altanine (the “Altanine Board”) unanimously approved the Merger Agreement and the Transaction. The Altanine Board reviewed several factors in reaching its decision and believes that the Merger Agreement and the Transaction are in the best interests of, and fair to, Altanine and its stockholders.

For a discussion of the factors considered by the Polomar Board and the Altanine Board in approving the Merger Agreement and the Transaction, see the sections entitled “The Transaction—The Polomar Board’s Reasons for the Transaction” and “The Transaction—The Altanine Board’s Reasons for the Transaction” beginning on page 78 and page 79, respectively, of this Information Statement.

Interests of Certain Persons in the Transaction

Terrence Tierney, Polomar’s President and a member of the Polomar Board, has interests in the Transaction that may be different from, or in addition to, the interests of the Polomar Stockholders and Altanine Shareholders generally and may create, or be perceived to create, potential conflicts of interests. These interests include, among other things, an employment arrangement that provides for certain benefits and equity interests in connection with his continued employment with Polomar following the completion of the Transaction, and certain rights to indemnification and directors’ and officers’ liability insurance that will survive the completion of the Transaction.

Mr. Daniel Gordon is the founder of Altanine. He served as Altanine’s interim Chief Executive Officer until August 31, 2024. On August 31, 2024, Mr. Gordon and Altanine entered into a General Release and Release Agreement. While Mr. Gordon does not currently serve as an executive officer or director of either Polomar or Altanine, he remains involved in aspects of both businesses. On April 9, 2024, Altanine entered into a Promissory Note and Loan Agreement (the “Lender Note”) with GLD Sponsor Member II, LLC (“Lender”), an Entity affiliated with Mr. Gordon. On June 20, 2025, Lender and Altanine entered into that certain (i) First Amendment to Promissory Note and Loan Agreement (the “First Amendment”), (ii) Registration Rights Agreement (the “RRA”) and (iii) Securities Purchase Agreement (the “SPA”, the First Amendment, RRA and SPA are collectively referred to as the “Refinancing Transaction”). Pursuant to the terms of the Refinancing Agreement, Lender subscribed for $1 million of shares of Altanine’s Series A Convertible Preferred Stock (the “Purchase Price”). Altanine used the proceeds from the Purchase Price to make a one-time principal pay-down on the Promissory Note and Loan Agreement. As a result of the principal pay-down, Lender permitted Altanine to make subsequent draws under the Promissory Note and Loan Agreement. In addition, Altanine’s wholly owned Subsidiary, Pinata, entered the License Agreement. Mr. Gordon has a controlling interest in entities that are significant shareholders of Polomar. For further information on Mr. Gordon and his relationship to Altanine and Polomar, see “Executive Compensation” on page 171 for additional information.

Other than as described above, the directors and executive officers of Polomar do not have any interests in the Transaction that are different from, or in addition to, the interests of the Polomar Stockholders.

The Altanine Shareholders should be aware and take into account the fact that certain Altanine directors and executive officers have interests in the Transaction that may be different from, or in addition to, the interests of the Altanine Shareholders generally and may create, or be perceived to create, potential conflicts of interests. These interests include, among other things, employment and retention arrangements that provide for certain benefits and equity interests in connection with certain executives’ continued employment with Polomar following the completion of the Transaction, and certain rights to indemnification and directors’ and officers’ liability insurance that will survive the completion of the Transaction.

Information regarding certain beneficial owners of Altanine Common Stock is described in the section entitled “Interests of Certain Persons in the Transaction” beginning on page 176 of this information statement. The Altanine Board and the Polomar Board were each aware of and carefully considered these interests, among other matters, in evaluating the terms and structure, and in overseeing the negotiations, of the Transaction, in approving the Merger Agreement and recommending that the Altanine Shareholders deliver the Altanine Shareholder Approval.

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Conditions to Consummation of the Transaction

As more fully described in this Information Statement and in the Merger Agreement, the respective obligations of each of Polomar, Altanine and Merger Sub to consummate the Transaction are subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

●	No temporary restraining order, preliminary or permanent injunction or other Order (whether temporary, preliminary or permanent) issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated hereby, will be in effect, nor will any proceeding brought by any administrative agency or commission or other Governmental Body or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there will not be any action taken, or any statute, rule, regulation or Order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement illegal.

●	Each of Altanine, Merger Sub, and Polomar shall have received the requisite votes of its shareholders to approve the transactions contemplated hereby, to the extent required under applicable Legal Requirements.

●	Each of Altanine and Polomar shall have obtained all necessary approvals from applicable Governmental Bodies, as described in the Merger Agreement.

●	The Registration Statement on Form S-4 shall have been declared effective under the Securities Act and shall not be the subject of any stop order.

●	The Nasdaq Listing Application shall have been approved pursuant to the Merger Agreement.

The obligations of Polomar and Merger Sub to consummate the Transaction are further subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

●	The representations and warranties of Altanine contained in the Merger Agreement will be true and correct as of the date of the Merger Agreement and as of the date of the Closing (the “Closing Date”), with the same force and effect as if made as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which will remain true and correct as of such date), except for such failures to be true and correct as would not reasonably be expected to constitute a Material Adverse Effect; provided that, all “Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of Altanine contained in the Merger Agreement will be disregarded. Polomar will have received a certificate to such effect signed by an officer of Altanine.

●	Altanine will have performed or complied with in all material respects all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time. Polomar will have received a certificate to such effect signed by an officer of Altanine.

●	Since the date of the Merger Agreement, there will have been no change, occurrence or circumstance in the business, results of operations or financial condition of Altanine having a Material Adverse Effect.

●	Polomar shall have received (i) a certificate dated as of the Closing Date, duly executed by the chief executive officer (or similar position) of Altanine on behalf of Altanine, certifying as to (A) an attached copy of Altanine’s articles of incorporation and stating that it has not been amended, modified, revoked or rescinded, (B) an attached copy of Altanine’s bylaws and stating that it has not been amended, modified, revoked or rescinded and (C) an attached copy of the resolutions of the board of directors (or similar or equivalent governing body) of Altanine authorizing and approving the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby and stating that such resolutions have not been amended, modified, revoked or rescinded, and (ii) a good standing certificate of Altanine from the Secretary of State of the State of Nevada, dated as of a date not more than ten (10) Business Days prior to the Closing Date.

●	Altanine shall deliver (i) its audited financial statements for the fiscal year ended December 31, 2024 and 2023 and audited by a PCAOB-registered auditing firm and (ii) its unaudited financial statements for the fiscal quarters required under applicable SEC rules and regulations, in each case if required under applicable SEC rules and regulations in relation to the Closing.

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The obligations of Altanine to consummate the Transaction are further subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

●	The representations and warranties of Polomar and Merger Sub contained in Article III of the Merger Agreement will be true and correct as of the date of the Merger Agreement and as of the Closing Date, with the same force and effect as if made as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which will remain true and correct as of such date), except for such failures to be true and correct as would not reasonably be expected to constitute a Material Adverse Effect; provided that, all “Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of Polomar and Merger Sub contained in the Merger Agreement will be disregarded. Altanine will have received a certificate to such effect signed by an officer of each of Polomar and Merger Sub.

●	Polomar and Merger Sub will have performed or complied with in all material respects all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time. Altanine will have received a certificate to such effect signed by an officer of Polomar and Merger Sub.

●	Since the date of the Merger Agreement, there will have been no change, occurrence or circumstance in the business, results of operations or financial condition of any Acquiring Company having a Material Adverse Effect.

●	Polomar shall have filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding twelve months.

●	Altanine shall have received (i) a certificate dated as of the Closing Date, duly executed by the Secretary of Polomar and Merger Sub, certifying as to (A) an attached copy of Polomar’s and Merger Sub’s articles of incorporation, as amended, and stating that they have not been further amended, modified, revoked or rescinded, (B) an attached copy of Polomar’s and Merger Sub’s bylaws and stating that they have not been amended, modified, revoked or rescinded and (C) an attached copy of the resolutions of the board of directors of Polomar and Merger Sub authorizing and approving the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby and stating that such resolutions have not been amended, modified, revoked or rescinded, and (ii) a good standing certificate of Polomar and Merger Sub from the Secretary of State of the State of Nevada, dated as of a date not more than ten Business Days prior to the Closing Date.

●	Polomar shall effect a reverse stock split in order to achieve a stock price of $10.00 per share prior to Closing.

●	The Concurrent Financing shall have been completed.

Regulatory Approvals

SEC and Other Filings

In connection with the Transaction, the parties intend to make all required filings with the SEC, the Nevada Secretary of State and Nasdaq, as well as any required filings with foreign, state or local governmental authorities.

Pursuant to the Merger Agreement, each party has agreed to use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper, or advisable under any applicable laws, including, but not limited to, the preparation and filings of all forms, registrations, notifications and notices required to be filed to consummate the Transaction, all actions reasonably necessary to obtain any consent, clearance, expiration or termination of a waiting period, authorization, Order, non-objection or approval required to be obtained, and the execution and delivery of any additional instruments necessary to consummate the Transaction. Additionally, Polomar and Altanine will use reasonable best efforts take all actions necessary to avoid or eliminate each and every impediment under applicable law so as to enable the Closing to occur as promptly as practicable.

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Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time under the following circumstances:

●	by mutual written consent of Altanine and Polomar duly authorized by each of their respective boards of directors;

●	by either Polomar or Altanine by written notice if the Merger has not been consummated by the close of business on the ninetieth (90th) Business Day after the date of the Merger Agreement (provided that the right to so terminate the Merger Agreement will not be available to any Party whose material breach of the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date);

●	by either Polomar or Altanine by written notice if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission will have issued a non-appealable final Order or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or any of the other transactions contemplated by the Merger Agreement;

●	by Polomar by written notice to Altanine if neither Polomar nor Merger Sub is then in material breach of any provision of the Merger Agreement and upon breach of any of the representations, warranties, covenants or agreements on the part of Altanine set forth in the Merger Agreement, or if any representation or warranty of Altanine will have become inaccurate, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) of the Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided if such breach or inaccuracy is curable by Altanine, then the Merger Agreement will not terminate pursuant to Section 7.1(d) of the Merger Agreement as a result of such particular breach or inaccuracy unless the breach or inaccuracy remains uncured as of the tenth Business Day following the date of written notice given by Polomar to Altanine of such breach or inaccuracy and its intention to terminate the Merger Agreement pursuant to Section 7.1(d) of the Merger Agreement; or

●	by Altanine by written notice to Polomar if Altanine is not then in material breach of any provision of the Merger Agreement and upon breach of any of the representations, warranties, covenants or agreements on the part of Polomar or Merger Sub set forth in the Merger Agreement, or if any representation or warranty of Polomar or Merger Sub will have become inaccurate, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) of the Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided if such breach or inaccuracy is curable by Polomar or Merger Sub, then the Merger Agreement will not terminate pursuant to Section 7.1(e) of the Merger Agreement as a result of such particular breach or inaccuracy unless the breach or inaccuracy remains uncured as of the tenth Business Day following the date of written notice given by Altanine to Polomar of such breach or inaccuracy and its intention to terminate the Merger Agreement pursuant to Section 7.1(e) of the Merger Agreement.

For further discussion, please read the section entitled “The Merger Agreement—Termination of the Merger Agreement” beginning on page 91 of this Information Statement.

Appraisal or Dissenters’ Rights

Holders of Altanine Common Stock are entitled to certain appraisal rights under the NRS, in connection with the Transaction. See the section entitled “Appraisal or Dissenters’ Rights” beginning on page 175 of this Information Statement for a further discussion of the appraisal and dissenters’ rights of the holders of Altanine Common Stock under the NRS in connection with the Transaction.

Nasdaq Listing

Polomar expects to obtain approval to list the shares of Polomar Common Stock to be issued pursuant to the Merger Agreement on the Nasdaq. Accordingly, application will be made to have the shares of Polomar Common Stock to be issued pursuant to the Merger Agreement approved for listing on Nasdaq. Polomar can give no assurance that it will be successful in listing its common stock on Nasdaq.

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Accounting Treatment of the Transaction

Polomar prepares its financial statements in accordance with GAAP. The Transaction is expected to be accounted for in accordance with Accounting Standards Codification Topic 805, Business Combinations (“Topic 805”), with Polomar considered as the accounting acquiree/legal acquirer and Altanine as the accounting acquirer/legal acquiree. Accordingly, Altanine will recognize and measure the identifiable assets acquired and liabilities assumed at their respective fair values as of the closing date, including tangible and identifiable intangible assets, subject to the limited exceptions to fair value measurement specified in ASC 805. Any excess of the consideration transferred over the fair value of the net assets acquired will be recorded as goodwill.

U.S. Federal Income Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Subject to the assumptions, limitations and qualifications described below and in the tax opinion of Blais Halpert Tax Partners LLP, attached hereto as Exhibit 8.1, and summarized herein, it is the opinion of Blais Halpert Tax Partners LLP that the Merger will qualify as a “reorganization” under Section 368(a) of the Code. Such opinion is, or, when issued on the Closing Date, will be, based on, among other things, certain facts, representations, covenants and assumptions, and such opinion relies, or will rely, on such facts, representations, and assumptions being accurate at the time of the Merger, and the covenants being followed according to their terms. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts. No ruling has been, or will be, sought by Polomar, Merger Sub or Altanine from the IRS with respect to the Merger, and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge.

Assuming that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, a U.S. Holder (as defined below) will generally recognize gain (but not loss) in an amount equal to the amount by which the sum of the fair market value of the shares of Polomar Common Stock received by such holder in the Merger exceeds such holder’s tax basis in the holder’s shares of Altanine Common Stock surrendered.

For additional information, please see the section entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 103 of this information statement. The tax consequences of the Merger to you will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger under your particular circumstances, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws.

Comparison of Rights of Holders of Polomar Common Stock and Altanine Capital Stock

Both Polomar and Altanine are incorporated under the laws of the State of Nevada and, accordingly, the rights of Polomar Stockholders and the rights of Altanine Shareholders are currently and will continue to be prior to the completion of the Transaction, governed by the NRS. However, Polomar Stockholders and Altanine Shareholders have different rights pursuant to the organizational documents of each of Polomar and Altanine, respectively. Upon the completion of the Transaction, the Altanine Shareholders will become Polomar Stockholders and will have rights different from those they currently have as Altanine Shareholders. Certain differences between the constituent documents of Polomar and Altanine are described in the section entitled “Comparison of Rights of Polomar Stockholders and Altanine Shareholders” beginning on page 165 of this Information Statement.

Risk Factors

The Transaction described in this information statement involves various risks, and you should carefully read and consider the matters discussed under the section entitled “Risk Factors” beginning on page 29 of this information statement. These risks include, among others:

Risks Related to the Transaction

●	There is no assurance of when or if the Transaction will be completed.

●	Certain conditions to the Transaction are expected to be waived, which could increase the risk associated with the Combined Company.

●	The parties are subject to business uncertainties and Altanine is subject to contractual restrictions while the Transaction is pending, which could adversely affect each party’s business and operations.

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●	Lawsuits may in the future be filed against Altanine, its directors, Polomar and/or the Merger Sub challenging the Transaction, and an adverse ruling in any such lawsuit may prevent or delay the completion of the Transaction and/or result in substantial costs to Polomar and Altanine.

●	The share consideration is calculated through a fixed price per share of Polomar Common Stock, which will not be adjusted in the event of any changes in Polomar stock price. As a result, securityholders cannot be certain of the market value of the consideration they will receive until the Transaction is completed.

●	There has been no public market for Altanine Common Stock and the lack of a public market makes it difficult to determine the fair market value of Altanine.

●	Altanine’s directors and executive officers have interests in the Transaction that may be different from, or in addition to, the interests of Altanine Shareholders generally.

●	If the Merger does not qualify as a “reorganization” under Section 368(a) of the Code, U.S. Holders of Altanine Common Stock may be required to pay additional U.S. federal income taxes.

Risks Related to Polomar’s and the Surviving Company’s Business after Completion of the Transaction

●	Polomar may not be able to integrate the Altanine business successfully and the anticipated benefits of acquiring Altanine may not be realized within the expected time frame or at all.

●	Uncertainties associated with the Transaction may cause a loss of key employees of Altanine, and Polomar and Altanine may have difficulty attracting and motivating management personnel and other key employees, which could adversely affect the future businesses and operations of the Combined Company.

●	Completion of the Transaction may trigger change in control, assignment or other provisions in certain agreements to which Altanine is a party, which may have an adverse impact on the Surviving Company’s business and results of operations.

●	Polomar will incur transaction and integration-related costs in connection with the Transaction, which could affect Polomar’s ability to execute its integration plan and achieve the anticipated benefits of the Transaction.

●	Following the Transaction, the market price of Polomar Common Stock may be affected by certain factors different from those affecting the Polomar Common Stock currently.

●	The market price of Polomar Common Stock may decline as a result of the Transaction and the issuance of shares of Polomar Common Stock to holders of Altanine Common Stock in the Transaction may have a negative impact on Polomar’s financial results, including earnings per share.

●	The shares of Polomar Common Stock to be received by holders of Altanine Common Stock upon the consummation of the Transaction will have different rights from the shares of Altanine Common Stock.

●	The Surviving Company will have significant and increasing liquidity needs and may require additional funding.

●	The Surviving Company’s operating results may fluctuate, which could have a negative impact on its ability to grow, establish sustainable revenues and succeed overall.

●	The Combined Company will be highly dependent on the services of its senior management team, and if it is not successful in retaining its senior management team, and in attracting or retaining other highly qualified personnel, the Combined Company may not be able to successfully implement its business strategy.

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●	Should the Surviving Company later determine it is in its best interest to develop a sales force, it may be unable to effectively train and equip the sales force, therefore, the Surviving Company’s ability to successfully commercialize its products may be harmed.

●	The Combined Company will need to further increase the size and complexity of its organization in the future and may experience difficulties in managing its growth and executing its growth strategy.

●	If the price for any future approved products decreases or if government and other third-party payers do not provide coverage and adequate reimbursement levels, the Surviving Company’s revenue and prospects for profitability will suffer.

●	The Combined Company expects to face intense competition, often from companies with greater resources and experience than it has.

●	Problems in the Surviving Company’s manufacturing process, failure to comply with manufacturing regulations or unexpected increases in the Surviving Company’s manufacturing costs could harm its business, results of operations and financial condition.

●	The Surviving Company intends to outsource much of its clinical development and manufacturing functions to third-party providers or consultants. Outsourcing these functions has significant risks, and the Surviving Company’s failure to manage these risks successfully could materially adversely affect its business, results of operations, and financial conditions.

●	The Surviving Company’s future success will largely depend on the success of its product candidates, which development will require significant capital resources and years of clinical development effort.

●	The Surviving Company’s product candidates, if approved, may be unable to achieve the expected market acceptance and, consequently, limit its ability to generate revenue from new products.

●	Polomar’s lack of manufacturing and marketing experience may impact the Surviving Company’s ability to achieve the expected market acceptance and, consequently, limit its ability to generate revenue from new products.

●	The Surviving Company may fail to secure and maintain appropriate and adequate manufacturing capability in time to meet its goals for starting its planned clinical trials and the Surviving Company may further fail to secure and maintain manufacturing capability to meet market demand for its products, if approved; the FDA may refuse to accept its designated manufacturing facilities as being suitable for the production of its products and product candidates. Any problems in the manufacturing process could have a Material Adverse Effect on the Surviving Company’s business, results of operations and financial condition.

●	The Surviving Company’s initial business model involves licensing rights to use its coating technology to one or more compounding pharmacies to dispense compounded drugs pursuant to applicable exemptions under section 503A of the FDCA.

●	The Surviving Company will be dependent on market acceptance of compounded formulations using its licensed technology, and physicians may be unwilling to prescribe, and patients may be unwilling to use, products employing its proprietary formulation technology.

●	Polomar Pharmacy or any future licensee compounding pharmacy may not receive pharmacy licenses in all of the 50 United States to provide national coverage for it to sell products utilizing the licensed technology.

●	The Combined Company may be subject to various U.S. federal, state and foreign fraud and abuse and other healthcare laws and regulations, which could increase compliance costs, and failure to comply with these laws and regulations could harm the Combined Company’s reputation, subject it to criminal and civil liability and significant fines or otherwise adversely affect its business.

●	The Combined Company is subject to federal and state healthcare laws and regulations and implementation of or changes to such healthcare laws and regulations could adversely affect its business and results of operations.

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Risks Related to Regulatory Approval of The Surviving Company’s Product Candidates and Legal Compliance Matters

●	The Surviving Company’s drug candidates are in the early stages of development and will need to progress through multiple stages of pre-clinical and clinical studies and, if successful, proceed through the FDA’s new drug application process; these processes are lengthy and expensive with uncertain outcomes and the potential for substantial delays. The Surviving Company cannot give any assurance that any of its drug candidates will be successful in clinical trials or receive regulatory approval, which approval is necessary before they can be commercialized.

●	Clinical trials for the Surviving Company’s product candidates will be expensive, time-consuming, uncertain, and susceptible to change, delay or termination. The results of clinical trials are open to differing interpretations.

●	Results of pre-clinical studies and earlier clinical trials are not necessarily predictive indicators of future results.

●	If the Surviving Company experiences delays or difficulties in the enrollment of patients in clinical trials, its ability to seek necessary regulatory approvals could be delayed or prevented.

●	The Surviving Company may in the future conduct clinical trials for its drug candidates outside the United States, and the FDA and similar foreign regulatory authorities may not accept data from such trials.

●	The Surviving Company principal investigators for its clinical trials may also serve as scientific advisors or consultants to the Surviving Company or its Affiliates, which may raise regulatory issues with the FDA or other regulatory authorities.

●	Any failure by the Surviving Company to comply with existing regulations could harm its reputation and operating results.

●	The regulatory approval processes with the FDA are lengthy and inherently unpredictable.

●	The approval pathway for the Surviving Company’s product candidates may take significantly longer, cost significantly more and entail significantly greater complications and risks than anticipated, and the FDA may not ultimately approve the Surviving Company’s product candidates.

●	There is a high rate of failure for drug candidates proceeding through clinical trials.

●	Negative results or safety signals in the Surviving Company’s clinical trials may make it difficult or impossible to recruit and retain patients in its clinical trials.

●	The Surviving Company’s inhaled drug product candidates will require administration using a drug delivery device, which will require us to develop, or license the rights to, a device that is appropriate for its drugs and their intended uses. As such, the Surviving Company’s inhalation products are expected to be regulated by FDA as “combination products” which may subject them to additional layers of regulatory complexity and additional study and data requirements.

●	If the Surviving Company is found in violation of federal or state “fraud and abuse” laws, it may be required to pay a penalty and/or be suspended from participation in federal or state healthcare programs, which may adversely affect its business, financial condition, and results of operations.

●	Serious adverse events or other safety risks could require the Surviving Company to abandon development and preclude, delay or limit approval of its product candidates, limit the scope of any approved label or market acceptance, or cause the recall or loss of marketing approval of products that are already marketed.

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Risks Related to The Surviving Company’s Reliance Upon Third Parties

●	Any collaboration arrangements that the Surviving Company may enter into in the future may not be successful, which could adversely affect its ability to develop and commercialize its product candidates.

●	The Surviving Company expects to rely on third parties to conduct clinical trials for its drug candidates. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, or fail to comply with applicable laws and regulations, the Surviving Company may not be able to obtain regulatory approval for or commercialize any of its drug candidates and its business would be substantially harmed.

●	The Surviving Company will depend on a limited number of suppliers for materials and components required to manufacture its product candidates. The loss of these suppliers, or their failure to supply the Surviving Company on a timely basis, could cause delays in its current and future capacity and adversely affect its business.

Risks Related to Polomar’s Business

●	Polomar is a development stage company with a limited operating history, making it difficult for you to evaluate its business and your investment.

●	Since inception, Polomar has not established any material and recurring revenues or operations that will provide financial stability in the long term, and there can be no assurance that Polomar will realize its plans on its projected timetable (or at all) in order to reach sustainable or profitable operations.

●	Polomar is at an early stage of marketing and sales, and it has limited sales history.

●	Polomar may never become profitable.

●	If Polomar fails to obtain additional financing, it may be unable to complete the roll-out of its business and services.

●	Business or economic disruptions or global health concerns could seriously harm Polomar’s business.

●	Polomar is subject to significant related party short term debt and other current liabilities, which it may be unable to repay.

●	Polomar’s competitors may develop and market products that are less expensive than Polomar’s product candidates.

●	Polomar has an unproven business plan.

●	Polomar has a history of net losses and anticipate that it will continue to incur net losses for the foreseeable future.

●	Viable markets for Polomar’s products may never develop, may take longer to develop than it anticipates or may not be sustainable.

●	Polomar may not meet its development and commercialization milestones.

●	Polomar’s business depends on retaining and attracting highly capable management and operating personnel.

●	Polomar may be unable to manage rapid growth effectively.

●	Credit market volatility and illiquidity may affect Polomar’s ability to raise capital to finance its operations, manufacturing expansion and growth.

●	Polomar’s financial results of operations could be materially adversely affected by impairment of its capitalized licensing fee or other intangible assets.

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Risks Related to Intellectual Property

●	Polomar is substantially dependent on licensed patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to its rights or the rights of others may result in Polomar’s payment of significant monetary damages and/or royalty payments, negatively impact its ability to sell current or future products, or prohibit it from enforcing its patent and other proprietary rights against others.

●	Polomar may be unable to adequately prevent disclosure of trade secrets and other proprietary information.

●	A significant portion of Polomar’s business may infringe on existing patents. Litigation regarding patents, patent applications and other proprietary rights may be expensive and time consuming. If Polomar is involved in such litigation, it could cause delays in bringing product candidates to market and harm its ability to operate.

●	Polomar’s position as a relatively small company may cause it to be at a significant disadvantage in defending its intellectual property rights and in defending against infringement claims by third parties.

●	The Combined Company may not be able to enforce its intellectual property rights throughout the world.

●	If the Surviving Company is unable to obtain patent protection for its product candidates, or if the scope of the patent protection obtained is not sufficiently broad, the Surviving Company may not be able to compete effectively in its markets.

●	The Combined Company may become involved in lawsuits to protect or enforce its patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

●	If the Combined Company’s intellectual property rights are invalidated or circumvented, its business, financial condition and results of operations will be adversely affected.

●	The Surviving Company’s drug development strategy relies heavily upon the 505(b)(2) regulatory approval pathway, which requires it to certify that it does not infringe upon third-party patents listed in the Orange Book covering approved drugs. Such certifications routinely result in third-party claims of intellectual property infringement and a delay of FDA product approval.

●	If the Combined Company’s trademarks and trade names are not adequately protected, then it may not be able to build name recognition and its business, financial condition and results of operations may be adversely affected.

●	Confidentiality agreements with employees, consultants, advisors, collaborators, licensees, or any third party may not adequately prevent disclosure of the Combined Company’s trade secrets and other proprietary information and may not adequately protect its intellectual property, which could limit the Combined Company’s ability to compete.

●	The Combined Company may be subject to claims asserting that its employees, consultants or advisors have wrongfully used or disclosed alleged trade secrets of their current or former employers or claims asserting ownership of what the Combined Company regards as its own intellectual property.

●	Polomar’s position as a relatively small company may cause it to be at a significant disadvantage in defending its intellectual property rights and in defending against infringement claims by third parties.

●	The Combined Company’s reliance on third parties may require it to share its trade secrets, which increases the possibility that its trade secrets will be misappropriated or disclosed.

●	Obtaining and maintaining the Combined Company’s patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and the Combined Company’s patent protection could be reduced or eliminated for non-compliance with these requirements.

●	Claims that the Combined Company infringes, misappropriates, or violates the intellectual property rights of third parties may give rise to costly and lengthy litigation, and it could be prevented from selling products, forced to pay damages and defend against litigation.

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Risks Related to Polomar’s Common Stock

●	There is a limited trading market for Polomar Common Stock, which could make it difficult for you to liquidate an investment in Polomar Common Stock, in a timely manner.

●	Polomar cannot assure you that Polomar Common Stock will become listed on a securities exchange and the failure to do so may adversely affect your ability to dispose of Polomar Common Stock in a timely fashion.

●	The market price and trading volume of the Polomar Common Stock may be volatile, which may adversely affect its market price.

●	Your interest in Polomar may be diluted if Polomar issues additional shares of Polomar Common Stock.

●	Polomar may issue shares of preferred stock in the future, which could make it difficult for another company to acquire it or could otherwise adversely affect holders of Polomar Common Stock, which could depress the price of Polomar Common Stock.

●	Polomar is a smaller reporting company, and the reduced reporting requirements applicable to smaller reporting companies may make Polomar Common Stock less attractive to investors.

●	Polomar Common Stock is subject to the “penny stock” rules of the SEC, which makes transactions in Polomar Common Stock cumbersome and may reduce the value of an investment in Polomar Common Stock.

●	Polomar intends to issue more shares to raise capital, which will result in substantial dilution.

●	Anti-takeover provisions that may be in Polomar’s charter and bylaws may prevent or frustrate attempts by stockholders to change the board of directors or current management and could make a third-party acquisition of Polomar difficult.

●	Polomar does not intend to pay cash dividends in the foreseeable future.

●	Polomar expects to incur increased costs and demands upon management as a result of being a public company.

●	A significant portion of Polomar’s total outstanding shares are restricted from immediate resale but may be sold into the market in the future. This could cause the market price of Polomar Common Stock to drop significantly, even if its business is doing well.

●	If securities or industry analysts do not publish research or reports, or publish unfavorable research or reports, about Polomar, Polomar’s business or its market, its stock price and trading volume could decline.

●	Polomar’s largest shareholder and its Affiliates have substantial control over Polomar and Polomar’s policies and will be able to influence all corporate matters, which might not be in other shareholders’ interests.

●	Because of the speculative nature of investment risk, you may lose your entire investment.

General Risk Factors

●	Polomar’s success depends on its executive management and other key personnel.

●	Challenges with respect to labor availability could negatively impact Polomar’s ability to operate or grow the business.

●	Political, social and geopolitical conditions can adversely affect Polomar’s business.

●	Political uncertainty may have an adverse impact on Polomar’s operating performance and results of operations.

●	Significant increases in tariffs on foreign goods may harm Polomar’s financial results.

●	Information technology failures and data security breaches could harm Polomar’s business.

●	Unstable market and economic conditions may have serious adverse consequences on Polomar’s ability to raise funds, which may cause it to cease or delay its operations.

●	Changes in tax law may materially adversely affect Polomar’s financial condition, results of operations and cash flows, or adversely impact the value of an investment in Polomar Common Stock.

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RISK FACTORS

In reviewing the Transaction described in this information statement, you should consider carefully the following risk factors, together with general investment risks and all of the other information included in this information statement. This information statement also contains forward-looking statements that involve risks and uncertainties. Please read the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 4 of this information statement.

The risks described below are certain material risks, although not the only risks, relating to the Transaction and each of Polomar, Altanine and their respective business following the completion of the Transaction in relation to the Transaction. The risks described below are not the only risks that Polomar or Altanine currently faces or that the Polomar or Altanine business will face after the completion of the Transaction. Additional risks and uncertainties not currently known or that are currently expected to be immaterial may also materially and adversely affect the business, financial condition and results of operations of Polomar or Altanine business or the market price of Polomar Common Stock following the completion of the Transaction.

If any of the following risks and uncertainties develop into actual events, these events could have a Material Adverse Effect on the business, financial condition and results of operations of Polomar, Altanine and/or their respective business following the completion of the Transaction. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to the Transaction

There is no assurance of when or if the Transaction will be completed.

The completion of the Transaction is subject to the satisfaction or waiver of a number of conditions as set forth in the Merger Agreement, including, among others, the receipt of all other clearances, approvals or consents of Governmental Bodies in certain other specific jurisdictions, if applicable, and the absence of any Order or other legal or regulatory restraint or prohibition limiting or restricting consummation of the Transaction. There can be no assurance that Polomar and Altanine will be able to satisfy the closing conditions or that any closing conditions beyond their control will be satisfied or waived. For a discussion of the conditions to the completion of the Transaction, see the section entitled “The Merger Agreement—Conditions to Completion of the Transaction” beginning on page 81 of this information statement. If the Transaction is not completed within the expected timeframe, such delay may materially and adversely affect the synergies and other benefits that Polomar and Altanine may expect to achieve as a result of the Transaction and could result in additional transaction costs, loss of revenue or other effects associated with uncertainty about the Transaction.

Polomar and Altanine can mutually agree at any time prior to the Effective Time to terminate the Merger Agreement. Polomar and Altanine can also terminate the Merger Agreement under other specified circumstances. For more information, see the section entitled “The Merger Agreement—Termination of the Merger Agreement” beginning on page 91 of this Schedule 14C.

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Certain Conditions to the Merger Are Expected to Be Waived, Which Could Increase the Risks Associated with the Combined Company

The completion of the Merger is subject to the satisfaction or waiver of a number of conditions, including, among others, the completion of a concurrent private financing, approval of Polomar’s application to list its common stock on Nasdaq, and the entry into an Equity Credit Line. Under the merger agreement, these conditions may be waived by the applicable parties, in whole or in part, to the extent permitted by law.

In particular, the Merger Agreement contemplates a concurrent private offering of common stock of Polomar in an aggregate amount of at least $7.0 million and no more than $10.0 million at a purchase price of $10.00 per share, which offering is expected to be committed to by investors through binding subscription agreements and funded on or prior to the closing of the business combination. There can be no assurance that this private offering will be completed on the anticipated terms, or at all. Moreover, even if the private offering is not completed or is completed at a lower amount than anticipated, the applicable parties may elect to waive this condition and proceed with the closing.

In addition, the Merger Agreement includes a condition that Polomar’s application to list its common stock on Nasdaq be approved. Approval of the Nasdaq listing application is subject to Nasdaq’s independent review and discretion, and there can be no assurance that such approval will be obtained on a timely basis or at all. If this condition is waived or satisfied on a delayed basis, the combined company may be required to operate without a Nasdaq listing for a period of time, which could adversely affect liquidity, market visibility, and access to capital.

The Merger Agreement further contemplates that, at or following the closing and subject to Nasdaq approval, Polomar will use its best efforts to enter into an equity credit line in a minimum amount of $25 million on terms mutually agreeable to the parties. There can be no assurance that such an Equity Credit Line will be entered into, that it will be available on acceptable terms, or that sufficient capacity will be available when needed. If this condition is waived or the Equity Credit Line is not obtained, the combined company may have more limited financing alternatives and may be required to seek additional capital on less favorable terms or curtail its operations or development plans.

The parties are contemplating and intending to enter into a consent and waiver agreement pursuant to which certain closing conditions, including those relating to the effectiveness of the Registration Statement, approval of the Nasdaq listing application, the securement of an equity line of credit, and the effectuation of a reverse stock split, may be waived by mutual agreement, subject to applicable law. To the extent the Company consummates the transaction without being required to affect any of the waived closing conditions, the Company may seek to affect those waived conditions post-Closing either upon the same or other terms, or not at all.

If one or more of these conditions are waived or not satisfied as expected, the combined company may have less cash than anticipated at closing, face increased liquidity constraints, or experience delays in executing its business strategy. Any of these outcomes could have a material adverse effect on the combined company’s business, financial condition, results of operations, and prospects.

The parties are subject to business uncertainties and Altanine is subject to contractual restrictions while the Transaction is pending, which could adversely affect each party’s business and operations.

During the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement pursuant to its terms or the Effective Time (the “Pre-Closing Period”), it is possible that some customers, partners, vendors and/or other persons with whom Polomar and Altanine have a business relationship may delay or defer certain business decisions or decide to terminate or change their relationships with Polomar and Altanine, as applicable, which could negatively affect the revenues, earnings and cash flows of Polomar and Altanine, respectively, as well as the market price of Polomar Common Stock, regardless of whether the Transaction is completed.

Under the terms of the Merger Agreement, Altanine is required to use commercially reasonable efforts to conduct its business in the ordinary course consistent with past practice, subject to specific limitations, which may adversely affect its ability to execute certain of its business strategies, including, among other things, to enter into, terminate or amend material contracts, acquire or dispose of assets, incur indebtedness or incur capital expenditures. Such limitations could adversely affect Altanine’s business and operations prior to the completion of the Transaction.

Each of the risks described above may be exacerbated by delays or other adverse developments with respect to the completion of the Transaction.

Lawsuits may in the future be filed against Altanine, its directors, Polomar and/or the Merger Sub challenging the Transaction, and an adverse ruling in any such lawsuit may prevent or delay the completion of the Transaction and/or result in substantial costs to Polomar and Altanine.

Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into acquisition, transaction or other business combination agreements like the Merger Agreement. Even if such a lawsuit is without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on Polomar’s and Altanine’s respective liquidity and financial condition. Furthermore, one of the closing conditions to the Transaction is that no applicable law or Order by any Governmental Body will be in place that has the effect of restraining, limiting or restricting the consummation of the Transaction or Polomar’s ownership, conduct or operation of the combined business following the Closing. As such, if an Order prohibiting the completion of the Transaction is effectuated, such Order may prevent the Transaction from being consummated within the expected timeframe, or at all.

The share consideration is calculated through a fixed price per share of Polomar Common Stock, which will not be adjusted in the event of any changes in Polomar stock price. As a result, securityholders cannot be certain of the market value of the consideration they will receive until the Transaction is completed.

At the Closing, the aggregate consideration to be paid to the Altanine Shareholders will consist of shares of Polomar Common Stock and Polomar Preferred Stock. The shares of Polomar Common Stock issued as the aggregate stock consideration will be issued at a fixed value of $10.00 per share, which represents a target closing stock price per share of Polomar Common Stock after its planned reverse stock split. This price per share of Polomar Common Stock will not be adjusted for any changes in the market price of Polomar Common Stock between the date that the Merger Agreement was signed, the effective date of the reverse stock split and the completion of the Transaction. Changes in the market price of Polomar Common Stock prior to the completion of the Transaction will affect the value that Altanine Shareholders will receive in the Transaction. Neither Polomar nor Altanine is permitted to terminate the Merger Agreement solely as a result of any increase or decrease in the market price of Polomar Common Stock.

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Stock price changes may result from a variety of factors, including general market and economic conditions, changes in geopolitical conditions, changes in the values and perceptions of industry stock generally or Polomar or the Transaction in particular, changes in Polomar’s business, operations and prospects and regulatory considerations. Many of these factors are beyond Polomar’s control.

There has been no public market for Altanine Common Stock and the lack of a public market makes it difficult to determine the fair market value of Altanine.

The outstanding shares of Altanine Common Stock are privately held and are not traded on any public market. The lack of a public market may make it more difficult to determine the fair market value of Altanine than if the outstanding shares of Altanine Common Stock were traded publicly. The value ascribed to Altanine’s securities in other contexts, including in private valuations or financings, may not be indicative of the price at which the outstanding shares of Altanine Common Stock may have traded if they were traded on a public market. The consideration to be paid to Altanine Shareholders in the Transaction was determined based on negotiations between the parties and likewise may not be indicative of the price at which the outstanding shares of Altanine Common Stock may have traded if they were traded on a public market.

Altanine’s directors and executive officers have interests in the Transaction that may be different from, or in addition to, the interests of Altanine Shareholders generally.

Altanine directors and executive officers have interests in the Transaction that may be different from, or in addition to, the interests of Altanine Shareholders generally and that may create, or be perceived to create, potential conflicts of interest.

These interests include, among other things, employment of Altanine’s directors and executive officers, retention equity incentive bonuses, the vesting of equity-based awards and payments in return for repurchases of Altanine equity-based awards and certain rights to indemnification and directors’ and officers’ liability insurance that will survive the completion of the Transaction. Certain executive officers of Altanine will also serve as executive officers of the Surviving Company and/or Polomar following the Transaction. Please see the section entitled “Interests of Directors and Officers in the Transaction” beginning on page 176 of this information statement for a more detailed description of these interests. The Altanine Board was aware of and carefully considered these interests, among other matters, in evaluating the terms and structure, overseeing the negotiation of the Transaction and approving the Merger Agreement.

If the Merger does not qualify as a “reorganization” under Section 368(a) of the Code, U.S. Holders of Altanine Common Stock may be required to pay additional U.S. federal income taxes.

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. This is based on, among other things, certain facts, representations, covenants and assumptions, including that such facts, representations and assumptions are accurate at the time of the Merger, and the covenants being followed according to their terms. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, the conclusions reached could be jeopardized.

No ruling has been, or will be, sought by Polomar, the Merger Sub or Altanine from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the IRS successfully challenges the reorganization status of the Merger, U.S. Holders will generally be required to recognize any gain or loss equal to the difference between (1) the sum of the fair market value of the Polomar Common Stock received by the U.S. Holder in the Merger, and (2) the adjusted tax basis of such U.S. Holder in the Altanine Common Stock exchanged therefor.

For additional information, please see the section entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 103 of this information statement. The tax consequences to you of the Merger will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws.

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Risks Related to Polomar’s and the Surviving Company’s Business after Completion of the Transaction

Polomar may not be able to integrate the Altanine business successfully and the anticipated benefits of acquiring Altanine may not be realized within the expected time frame or at all.

Polomar and Altanine entered into the Merger Agreement with the expectation that the Transaction would result in various benefits, including, among other things, operating efficiencies, synergies, and a positive strategic impact on both companies’ ability to serve consumers. Achieving these expected or intended benefits will depend, in part, on Polomar’s ability to integrate Altanine’s business successfully and efficiently.

It is possible that the integration process could take longer than anticipated or the achievement of expected synergies could be more difficult than expected. The integration of Altanine into Polomar could also result in the disruption of ongoing businesses, processes, systems and business relationships or inconsistencies in standards, controls, procedures, practices and policies, any of which could adversely affect Polomar’s ability to achieve the anticipated benefits of the Transaction. The integration process is subject to a number of risks and uncertainties, including (i) unanticipated complexities, costs, burdens, compliance requirements or difficulties (including new or heightened existing vulnerabilities) that may arise from integrating or maintaining the businesses, technologies, products, personnel or operations of Altanine and (ii) unexpected factors that may affect Polomar’s ability to preserve relationships with customers, suppliers and partners of Altanine. No assurance can be given that the anticipated benefits of the Transaction will be realized on the expected timeframe or at all, and Polomar’s revenue, expenses, operating results and financial condition and the market price of Polomar Common Stock could be adversely affected.

Uncertainties associated with the Transaction may cause a loss of key employees of Altanine, and Polomar and Altanine may have difficulty attracting and motivating management personnel and other key employees, which could adversely affect the future businesses and operations of the Combined Company.

Polomar and Altanine are dependent on the experience and industry knowledge of their respective management personnel and other key employees to execute their business plans. The Surviving Company’s success after the consummation of the Transaction will depend, in part, upon the ability of Polomar and Altanine to continue to attract, motivate and retain key management personnel and other key employees. Prior to the Closing, current and prospective employees of Altanine may experience uncertainty about their roles within the Surviving Company following the consummation of the Transaction, which may have an adverse effect on the ability of Polomar and Altanine to continue to attract, motivate or retain management personnel and other key employees. In addition, no assurance can be given that Polomar and the Surviving Company will be able to attract, motivate or retain management personnel and other key employees to the same extent that Altanine has previously been able to attract or retain its employees. If key employees terminate their employment, Polomar’s and the Surviving Company’s business activities may be adversely affected and management’s attention may be diverted from successfully integrating Polomar and Altanine to hiring suitable replacements, all of which may adversely impact Polomar’s and the Surviving Company’s business and operations following the consummation of the Transaction.

Completion of the Transaction may trigger change in control, assignment or other provisions in certain agreements to which Altanine is a party, which may have an adverse impact on the Surviving Company’s business and results of operations.

The consummation of the Transaction may trigger change in control, assignment and other provisions in certain agreements to which Altanine is a party. If Polomar and Altanine are unable to negotiate waivers of or consents under those provisions, the counterparties may exercise their rights and remedies under the agreements, which may include potentially terminating the agreements or seeking monetary damages or other remedies. Even if Polomar and Altanine are able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to Polomar or the Surviving Company. Any of the foregoing or similar developments may have an adverse impact on the Surviving Company’s business and results of operations following the consummation of the Transaction or the ability of Polomar and Altanine to successfully integrate their respective businesses.

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Polomar will incur transaction and integration-related costs in connection with the Transaction, which could affect Polomar’s ability to execute its integration plan and achieve the anticipated benefits of the Transaction.

Polomar expects to incur a number of non-recurring costs associated with the Transaction and combining the operations of Altanine with and into Polomar, some of which must be paid even if the Transaction is not consummated (which include financial advisory and legal costs). Polomar continues to assess the magnitude of these costs, and additional unanticipated costs may also be incurred in connection with the Transaction and integration process. Although Polomar expects that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the Polomar and Altanine businesses, should allow Polomar to offset integration-related costs over time, this net benefit may not be achieved in the near term or at all.

Following the Transaction, the market price of Polomar Common Stock may be affected by certain factors different from those affecting the Polomar Common Stock currently.

The market price of Polomar Common Stock after the Transaction may be affected by certain factors different from those affecting Polomar Common Stock before the consummation of the Transaction. Polomar’s business and financial position differs from that of Altanine in important respects. Accordingly, the results of operations of Polomar, including the Altanine business, and the market price of Polomar Common Stock after the consummation of the Transaction may be affected by certain factors different from those currently affecting the results of operations of each of Polomar and Altanine or the Polomar Common Stock on a standalone basis.

The market price of Polomar Common Stock may decline as a result of the Transaction and the issuance of shares of Polomar Common Stock to holders of Altanine Common Stock in the Transaction may have a negative impact on Polomar’s financial results, including earnings per share.

The market price of Polomar Common Stock may decline as a result of the Transaction, and holders of Polomar Common Stock could see a decrease in the value of their investment in Polomar Common Stock, if, among other things, Polomar and the Surviving Company are unable to achieve the expected growth in earnings, or if the anticipated benefits, including synergies, cost savings, innovation and operational efficiencies, from the Transaction are not realized, or if the transaction costs and integration-related costs related to the Transaction are greater than expected. The market price may also decline if Polomar does not achieve the perceived benefits of the Transaction as rapidly or to the extent expected by financial or industry analysts. The issuance of shares of Polomar Common Stock in the Transaction could on its own have the effect of depressing the market price for Polomar Common Stock.

In addition, certain holders of Altanine Common Stock may decide not to hold the shares of Polomar Common Stock received as a result of the Transaction. Other holders of Altanine Common Stock may be required to sell the shares of Polomar Common Stock received as a result of the Transaction. Any such sales of Polomar Common Stock (including potential large sales of Polomar Common Stock into the market in a short period of time following consummation of the Transaction and staggered lock-up periods) could cause the price of Polomar Common Stock to decline. Moreover, general fluctuations in stock markets could have a Material Adverse Effect on the market for, or liquidity of, Polomar Common Stock, regardless of the actual operating performance of Polomar, including the Altanine business, following the consummation of the Transaction.

The shares of Polomar Common Stock to be received by holders of Altanine Common Stock upon the consummation of the Transaction will have different rights from the shares of Altanine Common Stock.

Upon the consummation of the Transaction, Altanine Shareholders will no longer be stockholders of Altanine. Former holders of Altanine Common Stock and Altanine Preferred Stock who receive shares of Polomar Common Stock and/or Polomar Preferred Stock, as applicable, as a result of the Transaction will become Polomar Stockholders, and their corresponding rights as Polomar Stockholders will be governed by the Polomar Articles of Incorporation (as defined below), and Polomar Bylaws (as defined below). For a discussion of the different rights associated with holders of Altanine Common Stock and Altanine Preferred Stock and holders of Polomar Common Stock and Polomar Preferred Stock, please see the section entitled “Comparison of Rights of Polomar Stockholders and Altanine Shareholders” beginning on page 165 of this information statement.

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The Surviving Company will have significant and increasing liquidity needs and may require additional funding.

Professional fees, research and development, general and administrative expenses, and cash used for operations will continue to be significant and may increase substantially in the future in connection with new research and development initiatives and continued product commercialization efforts. Polomar may need to raise additional capital to fund the Surviving Company’s operations, continue to conduct clinical trials to support potential regulatory approval of marketing applications and to fund commercialization of its products.

The amount and timing of future funding requirements will depend on many factors, including, but not limited to:

●	the timing of FDA approval, if any;

●	the timing and amount of revenue from sales of the Surviving Company’s products, or revenue from grants or other sources;

●	the rate of progress and cost of the Surviving Company’s clinical trials and other product development programs;

●	costs of establishing or outsourcing sales, marketing, and distribution capabilities;

●	costs and timing of completion of expanded in-house manufacturing facilities as well as any outsourced commercial manufacturing supply arrangements for the Surviving Company’s product candidates;

●	the availability of the Surviving Company’s product candidates for clinical trials;

●	costs of filing, prosecuting, defending, and enforcing any patent claims and other intellectual property rights associated with the Surviving Company’s product candidates;

●	the costs of defending any lawsuit associated with the Surviving Company’s product candidates;

●	the effect of competing technological and market developments;

●	personnel, facilities, and equipment requirements; and

●	the terms and timing of any additional collaborative, development, licensing, co-promotion, or other arrangements that the Surviving Company may establish.

While Polomar expects to fund future capital requirements from several sources, including existing cash balances, future cash flows from operations and the proceeds from equity offerings, Polomar cannot assure you that any of these funding sources will be available to it on favorable terms, or at all. Further, even if Polomar can raise funds from all of the above sources, the amounts raised may not be sufficient to meet its future capital requirements.

The Surviving Company’s operating results may fluctuate, which could have a negative impact on its ability to grow, establish sustainable revenues and succeed overall.

The Surviving Company’s results of operations may fluctuate as a result of a number of factors, some of which are beyond its control, including but not limited to:

●	general economic conditions in the geographies and industries where it, or its licensees, sell its services and conduct operations;

●	legislative policies where it, or its licensees, sell its services and conduct operations;

●	the budgetary constraints of its customers;

●	seasonality;

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●	success of its strategic growth initiatives;

●	costs associated with the launching or integration of new or acquired businesses;

●	timing of new product introductions by it, its suppliers and its competitors;

●	product and service mix, availability, utilization and pricing;

●	the mix, by state and country, of its revenues, personnel, and assets;

●	movements in interest rates or tax rates;

●	changes in, and application of, accounting rules;

●	changes in the regulations applicable to it; and

●	litigation matters.

As a result of these factors, the Surviving Company may not succeed in its business, and it could go out of business.

The Combined Company will be highly dependent on the services of its senior management team, and if it is not successful in retaining its senior management team, and in attracting or retaining other highly qualified personnel, the Combined Company may not be able to successfully implement its business strategy.

The Combined Company’s success depends, in significant part, on the continued services of its senior management team. The loss of any one or more members of its senior management team, for any reason, including resignation or retirement, could impair the Combined Company’s ability to execute its business strategy and could materially and adversely affect its business, financial condition and results of operations.

The Combined Company’s success similarly hinges on the ability to attract, motivate, develop and retain a sufficient number of other highly skilled personnel, including clinical, medical, finance, marketing, and support personnel. Competition for qualified highly skilled personnel in the life sciences industry can be strong, and the Combined Company can provide no assurance that it will be successful in attracting or retaining such personnel now or in the future. Further, any inability to recruit, develop and retain qualified employees may result in high employee turnover and may force the Combined Company to pay significantly higher wages, which may harm its profitability.

Should the Surviving Company later determine it is in its best interest to develop a sales force, it may be unable to effectively train and equip the sales force, therefore, the Surviving Company’s ability to successfully commercialize its products may be harmed.

The Surviving Company will be required to expend significant time and resources to recruit and hire a sales force and to train its sales force to be credible, persuasive, and compliant with applicable laws in marketing its product candidates, if approved, to physicians for their approved uses. In addition, the Surviving Company must continue to train its sales force to ensure that a consistent and appropriate message about its product candidates is being delivered to potential customers. If the Surviving Company is unable to effectively train its sales force and equip them with effective materials, including medical and sales literature to help them inform and educate potential customers about the benefits of its product candidates and their proper administration, the Surviving Company’s efforts to successfully commercialize its product candidates could be jeopardized, which would negatively impact its ability to generate product revenues.

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The Combined Company will need to further increase the size and complexity of its organization in the future and may experience difficulties in managing its growth and executing its growth strategy.

The Combined Company’s management and personnel, systems, and facilities currently in place may not be adequate to support its business plan and future growth. As a result, the Combined Company may need to further expand certain areas of its organization.

The Combined Company’s need to effectively manage its operations, growth and various projects requires that it:

●	continue to improve its operational, financial, management and regulatory compliance controls and reporting systems and procedures;

●	attract and retain enough talented employees;

●	manage its clinical trials effectively;

●	manage its external manufacturing operations with contract research organizations effectively and in a cost-effective manner; and

●	manage its development efforts effectively while carrying out its contractual obligations to contractors and other third parties.

In addition, the Combined Company may utilize the services of part-time outside consultants and contractors to perform several tasks, including tasks related to compliance programs, clinical trial management, regulatory affairs, formulation development and other drug development functions. The Combined Company’s growth strategy may entail expanding its use of consultants and contractors to implement these and other tasks going forward. If the Combined Company is not able to effectively expand its organization by hiring new employees and expanding its use of consultants and contractors, the Combined Company may be unable to successfully implement the tasks necessary to effectively execute on its planned research, development, manufacturing, and commercialization activities and, accordingly, may not achieve its research, development and commercialization goals.

If the price for any future approved products decreases or if government and other third-party payers do not provide coverage and adequate reimbursement levels, the Surviving Company’s revenue and prospects for profitability will suffer.

Patients who are prescribed medicine for the treatment of their conditions generally rely on third-party payers to reimburse all or part of the costs associated with their prescription drugs. Coverage and adequate reimbursement from governmental healthcare programs, such as Medicare and Medicaid, and commercial payers is critical to new product acceptance. Coverage decisions may depend upon clinical and economic standards that disfavor new drug products when more established or lower-cost therapeutic alternatives are already available or subsequently become available. Even if the Surviving Company, the Polomar Licensees or any future licensee obtain coverage for products the Surviving Company or such licensee may market, the resulting reimbursement payment rates may require co-payments that patients find unacceptably high. Patients may elect to not use the Surviving Company’s products if coverage is not provided, or reimbursement is inadequate to cover a significant portion of its cost.

In addition, the market for the Surviving Company’s products, if approved, will depend significantly on access to third-party payers’ drug formularies or lists of medications for which third-party payers provide coverage and reimbursement. The industry competition to be included in such formularies often leads to downward pricing pressures on pharmaceutical companies. Also, third-party payers may refuse to include a particular branded drug in their formularies or otherwise restrict patient access to a branded drug when a less costly generic equivalent or other branded alternative is available, even if not approved for the indications for which the Surviving Company’s products are approved.

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Third-party payers or governmental or commercial entities are developing increasingly sophisticated methods of controlling healthcare costs. The current environment is putting pressure on companies to price products below what they may feel is appropriate. Selling the Surviving Company’s products at less than an optimized price will impact its revenues and overall success as a company. It will be difficult to determine the optimized price for the Surviving Company’s products. In addition, in the U.S., no uniform policy of coverage and reimbursement for drug products exists among third-party payers. Therefore, coverage and reimbursement for the Surviving Company’s products may differ significantly from payer to payer. As a result, the coverage determination process is often a time-consuming and costly process that will require the Surviving Company to provide scientific and clinical support for the use of its products to each payer separately, with no assurance that coverage will be obtained. In some cases, in order to obtain coverage, the Surviving Company may be required to show robust clinical advantages of its drug product candidates compared to other available low-cost generic versions. Showing clinical superiority may require that the Surviving Company conduct additional studies, which would be very expensive and the outcome highly uncertain. If the Surviving Company is unable to obtain coverage of, and adequate payment levels for, products the Surviving Company, the Polomar Licensees or any future licensee may market, physicians may limit how much or under what circumstances they will prescribe or administer them, and patients may decline to purchase them. This in turn could affect the Surviving Company’s ability to successfully commercialize products the Surviving Company, the Polomar Licensees or any future licensee may market, and thereby adversely impact the Surviving Company’s profitability, results of operations, financial condition, and future success.

In addition, if the Surviving Company chooses to collaborate with a third party on product candidate development and commercialization, its partner may elect to reduce the price of the Surviving Company’s products in order to increase the likelihood of obtaining reimbursement approvals. In many countries, products cannot be commercially launched until reimbursement is approved and the negotiation process in some countries can exceed 12 months. In addition, pricing and reimbursement decisions in certain countries can be affected by decisions taken in other countries, which can lead to mandatory price reductions and/or additional reimbursement restrictions across a number of other countries, which may thereby adversely affect the Surviving Company’s sales and profitability. If countries impose prices that are not sufficient to allow the Surviving Company or its partners to generate a profit, its partners may refuse to launch the product in such countries or withdraw the product from the market, which would adversely affect sales and profitability. Events, such as price decreases, government mandated rebates or unfavorable reimbursement decisions, could affect the pricing and reimbursement of the Surviving Company’s other product candidates and could have a Material Adverse Effect on its business, reputation, results of operations and financial condition.

The Combined Company expects to face intense competition, often from companies with greater resources and experience than it has.

The development and commercialization of drugs and medicines is highly competitive. The Combined Company and/or any future licensee will face competition from a variety of multinational pharmaceutical companies and specialized biotechnology companies, as well as products and processes being developed by universities and other research institutions. Many of the Combined Company’s competitors have developed, are developing, or will develop drugs and processes which may be competitive with the Combined Company’s drug candidates. Competitive products include established drugs, including generic drugs, containing the same APIs and approved for the same or similar indications that the Combined Company will seek approval for with its product candidates. For some of the Combined Company’s drug development programs / areas of interest, other treatment options or products are currently available, under development, and may become commercially available in the future. If any of the Combined Company’s product candidates are approved for the diseases and conditions it is currently pursuing, they may compete with a range of medicines or therapeutic treatments that are either in development, will be developed in the future or currently marketed.

Established companies may have a competitive advantage over the Combined Company due to their size and experiences, financial resources, and institutional networks. Many of the Combined Company’s competitors may have significantly greater financial, technical, and human resources than the Combined Company does. Due to these factors, the Combined Company’s competitors may have an advantage in marketing their approved drugs and may obtain regulatory approval of their drug candidates before the Combined Company is able to, which may limit the Combined Company’s or any future licensee’s ability to develop or commercialize products using the Combined Company’s technology. The Combined Company’s competitors may also develop drugs or medicines that are safer, more effective, more convenient, more widely used and less expensive than the Combined Company’s. These advantages could materially impact the Combined Company’s ability to develop and, if approved, commercialize its product candidates successfully. Furthermore, some of these competitors may make acquisitions or establish collaborative relationships among themselves or with third parties to increase their ability to rapidly gain market share.

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Mergers and acquisitions in the pharmaceutical and biotechnology industries may result in more resources being concentrated among a smaller number of the Combined Company’s competitors. Smaller and other early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies.

These companies may compete with the Combined Company in recruiting and retaining qualified scientific, management and commercial personnel, utilizing contract manufacturing facilities or contract research organizations (“CROs”), or establishing clinical trial sites and subject recruitment and enrollment for clinical trials, as well as in acquiring technologies complementary to the Combined Company’s research projects.

The Combined Company’s product candidates are based, in part, on its technology which it believes will offer improvements on drug delivery and how the underlying drugs are absorbed by the body. In most instances, the underlying active ingredients in the Combined Company’s drug product candidates are contained in other FDA-approved drug products and there exist numerous generic formulations in the marketplace at relatively low costs. Part of the Combined Company’s success will depend on convincing patients and providers that its drug delivery mechanisms justify a potentially higher price for its products than generic competitors.

Problems in the Surviving Company’s manufacturing process, failure to comply with manufacturing regulations or unexpected increases in the Surviving Company’s manufacturing costs could harm its business, results of operations and financial condition.

The Surviving Company does not plan to manufacture its own finished drug products for use in clinical trials or for commercialization, if approved. Rather, the Surviving Company’s ability to develop and commercialize products using its technology will depend significantly on the Polomar Licensees, any future licensees and/or its relationships with third-party manufacturers and suppliers. Altanine has not yet contracted with appropriate manufacturers for its drug product candidate clinical trials, but once the Surviving Company does, it will have no direct control over those third parties’ ability to consistently produce product that meets all relevant technical and quality specifications, to produce product in the necessary quantities on the required timelines, to comply with all applicable regulatory requirements, or to produce product for the Surviving Company at a reasonable cost to us. Failure of the Polomar Licensees, a future licensee or the Surviving Company’s third-party manufacturing collaborators with respect to any of the foregoing issues would adversely affect its business, results of operations and financial condition.

In the event that the Polomar Licensees, any future licensee or any of the Surviving Company’s manufacturers fails to comply with such requirements or to perform its obligations to the Surviving Company in relation to quality, timing or otherwise, or if the Surviving Company’s supply of components or other materials become limited or interrupted for other reasons, the Surviving Company may be forced to manufacture the materials itself, for which the Surviving Company currently does not have the capabilities or resources, or enter into an agreement with another third-party, which the Surviving Company may not be able to do on reasonable terms, if at all. In some cases, the technical skills or technology required to manufacture the Surviving Company’s product candidates may be unique or proprietary to the original manufacturer and the Surviving Company may have difficulty transferring such skills or technology to another third party and a feasible alternative may not exist. These factors would increase the Surviving Company’s reliance on such manufacturer or require it to obtain a license from such manufacturer in order to have another third-party manufacture products using its technology. If the Surviving Company is required to change manufacturers for any reason, it will be required to verify that the new manufacturer maintains facilities and procedures that comply with quality standards and with all applicable regulations and guidelines. The Surviving Company will also need to verify that any new manufacturing process will produce its product candidate according to the specifications previously submitted to the FDA or another regulatory authority. The delays associated with the verification of a new manufacturer could negatively affect the Surviving Company’s ability to develop product candidates in a timely manner or within budget.

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To the extent that the Surviving Company enters into future manufacturing arrangements with third parties, the Surviving Company will depend on these third parties to perform their obligations in a timely manner consistent with contractual and regulatory requirements, including those related to quality control and assurance. If the Surviving Company is unable to obtain or maintain third-party manufacturing for product candidates, or to do so on commercially reasonable terms, the Surviving Company may not be able to develop and commercialize its product candidates successfully. The Surviving Company’s or a contract manufacturer’s failure to execute on the Surviving Company’s manufacturing requirements and comply with cGMP could adversely affect the Surviving Company’s business in a number of ways, including:

●	an inability to initiate or continue clinical trials of product candidates under development;

●	delay in submitting regulatory applications, or receiving regulatory approvals, for product candidates

●	loss of the cooperation of an existing or future collaborator;

●	subjecting third-party manufacturing facilities or the Surviving Company’s manufacturing facilities to additional inspections by regulatory authorities;

●	requirements to cease distribution or to recall batches of the Surviving Company’s product candidates; and

●	in the event of approval to market and commercialize a product candidate, an inability to meet commercial demands for the Surviving Company’s products.

The Surviving Company intends to outsource much of its clinical development and manufacturing functions to third-party providers or consultants. Outsourcing these functions has significant risks, and the Surviving Company’s failure to manage these risks successfully could materially adversely affect its business, results of operations, and financial conditions.

The Surviving Company’s business model will rely heavily upon the use of third parties to conduct its preclinical studies, clinical trials, manufacturing and other aspects of clinical development, including but not limited to contract manufacturers, suppliers, and CROs. When working with third parties, the Surviving Company will have less control over their activities than it would have if it relied entirely upon its own staff, including less direct control over the conduct, timing and completion of its preclinical studies and clinical trials, the management of data developed through preclinical studies and clinical trials, and the amount, timing and quality of its drug products. While the Surviving Company’s reliance on third parties allows it purposely to employ a small number of full-time employees, it may not effectively manage and oversee the third parties that its business depends upon, and the Surviving Company will have less control over its operations due to its reliance on third parties. While the Surviving Company believes its business model significantly reduces overhead cost, it may not realize the efficiencies of this arrangement if it is unable to effectively manage third parties. This subjects the Surviving Company to a number of risks, including the following:

●	the Surviving Company may not be able to control the commercialization of its products, including the amount, timing and quality of the resources that its contracting parties may devote to its products;

●	the Surviving Company contracting parties may experience financial, regulatory or operational difficulties or disruptions which may impair their ability to fulfill their contractual obligations;

●	the Surviving Company may not be able to control the quality, means and methods of production, compliance with local laws and regulations or other safety requirements;

●	the Surviving Company’s reputation could be damaged in the event that its products are not manufactured properly or result in adverse effects within patients;

●	sharing proprietary information with third parties carries the risk of intellectual property theft or misuse;

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●	business combinations or significant changes in a contracting parties’ business strategy may adversely affect a contracting party’s willingness or ability to perform their obligations under any agreement; and

●	legal disputes or disagreements may occur with one or more of the Surviving Company’s contracting parties or between the Surviving Company’s contracting parties and the Surviving Company’s suppliers or former contracting parties.

If any of the Surviving Company’s relationships with these third parties terminate, it may not be able to enter into arrangements with other third parties in a timely manner or to do so on commercially reasonable terms. Finding alternative third parties involve additional costs and may require extensive time and focus of the Surviving Company’s management. As a result, delays may occur, which can materially impact the Surviving Company’s ability to meet its desired development timelines which may have a material adverse impact on its business, results of operations, and financial condition. Further, the failure to successfully and efficiently outsource operational functions could materially adversely affect the Surviving Company’s business, results of operations, and financial condition.

The Surviving Company’s future success will largely depend on the success of its product candidates, which development will require significant capital resources and years of clinical development effort.

While Altanine’s product candidates contain APIs that are contained in other companies’ FDA-approved drug products, its specific products – particularly with respect to its enteric coating and delivery technology – have not been approved by the FDA, and thus far Altanine has only completed proof-of-concept trails for ALT-301 and ALT-303 to evaluate safety and efficacy. Investors need to be aware that substantial additional investments including pre-clinical development in order to proceed to clinical trials, and subsequent success in clinical trials and FDA regulatory submissions will be required before the Surviving Company is able to seek FDA approval to commercialize its product candidates, if ever. It may be several years before the Surviving Company can commence clinical trials, if ever. Any clinical trial will be subject to extensive and rigorous review and regulation by the FDA and other government authorities in the United States and other jurisdictions where the Surviving Company intends, if approved, to market its product candidates. Before obtaining regulatory approvals for any of its product candidates, the Surviving Company must demonstrate through pre-clinical testing and clinical trials that the product candidate is safe and effective for its specific proposed indication and conditions of use. This process can take many years and even if approved, the Surviving Company may be required to conduct post-marketing studies and surveillance, which would require the further expenditure of substantial resources. Of the large number of drugs in development for approval in the United States (and the rest of the world), only a small percentage will successfully complete the FDA regulatory approval process. There is no assurance that any of the Surviving Company’s product candidates will be successfully developed or commercialized.

The Surviving Company may be unable to successfully formulate or scale up any or all of its product candidates. There is no guarantee that any of the product candidates will be or are able to be manufactured or produced in a manner to meet the FDA’s criteria for product stability, purity, content uniformity and all other criteria necessary for product approval in the United States and other markets. Any of its product candidates may fail to achieve their specified endpoints in clinical trials.

Furthermore, the Surviving Company’s product candidates may not be approved even if they achieve their specified endpoints in clinical trials. The FDA may disagree with its trial design and its interpretation of data from clinical trials or may change the requirements for approval even after it has reviewed and commented on the design for its clinical trials. The FDA may also approve a drug for fewer or more limited indications than the Surviving Company requests or may grant approval contingent on the successful performance of costly and uncertain post-approval clinical trials (i.e., Phase 4 trials). In addition, the FDA may not approve the labeling claims that the Surviving Company believes are necessary or desirable for the successful commercialization of its product candidates.

If the Surviving Company is unable to expand its pipeline and obtain regulatory approval for its product candidates within the timelines it anticipates, it will not be able to execute its business strategy effectively and its ability to substantially generate revenues will be limited, which would have a material adverse impact on its long-term business, results of operations, financial condition, and prospects.

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The Surviving Company’s product candidates, if approved, may be unable to achieve the expected market acceptance and, consequently, limit its ability to generate revenue from new products.

Even if product development is successful and regulatory approval is obtained, the Surviving Company’s ability to generate sufficient revenue would depend on the acceptance of its products by physicians and patients as well as governmental and private health insurers. Polomar cannot assure you that the Surviving Company’s product candidates will achieve the expected level of market acceptance and revenue if and when they obtain the requisite regulatory approvals. The market acceptance of any product depends on a number of factors, including the indication statement warnings and other conditions of use mandated by the FDA-approved labeling. Market acceptance can also be influenced by continued demonstration of efficacy and safety in commercial use, physicians’ willingness to prescribe the product, reimbursement from third-party payers such as government healthcare programs and private third-party payers, the price of the product, the nature of any post-approval risk, management activities mandated by regulatory authorities, the availability, efficacy, safety, pricing and insurance coverage of competing products for the same indication(s), and marketing and distribution support. Further, an ineffective or inefficient distribution model at launch may lead to the inability to fulfill demand, and consequently a loss of revenue. Any factors preventing or limiting the market acceptance of its products could have a Material Adverse Effect on its business, results of operations and financial condition.

Polomar’s lack of manufacturing and marketing experience may impact the Surviving Company’s ability to achieve the expected market acceptance and, consequently, limit its ability to generate revenue from new products.

Altanine is currently dependent upon Polomar and Polomar Pharmacy (the “Polomar Licensees”) to successfully manufacture and commercialize its product candidates. Historically, Polomar was in the business of acquiring, leasing, and licensing growers for the cultivation and production (processing and distribution of cannabis and cannabis-related products within an incubator environment). Polomar was also in the business of renewable fresh water and real estate. As a result of the change in ownership in 2021 by Fastbase, Inc. (“Fastbase”), Polomar became a technology company with access to a global database of information to provide consumers with trusted information about the companies they do business with. However, effective as of December 29, 2023, in accordance with a stock purchase agreement, Polomar experienced a change in control. On June 28, 2024, Polomar, Polomar Acquisition, L.L.C., a Florida limited liability company, and wholly owned Subsidiary of Polomar, and Polomar Pharmacy entered into an Agreement and Plan of Merger and Reorganization (the “Pharmacy Prior Merger Agreement”), pursuant to which, subject to the terms and conditions of the Pharmacy Prior Merger Agreement, Polomar Acquisition, L.L.C. merged with and into Polomar Pharmacy, with Polomar Pharmacy continuing as the Continuing Company and a wholly owned subsidiary of Polomar (the “Prior Polomar Merger”). The Prior Polomar Merger was completed on September 30, 2024. The Pharmacy Prior Merger Agreement is separate and distinct from the Merger Agreement relating to the pending merger with Altanine Inc.

While it is Polomar’s intention to manufacture and distribute products using the Surviving Company’s technology through Polomar Pharmacy, Polomar is under no obligation to do so. The License Agreement is the only agreement Altanine has with the Polomar Licensees. No collaboration or development agreement exists between Altanine and Polomar or Polomar Pharmacy.

The Surviving Company may experience difficulties with the Polomar Licensees or other future licensees implementing and/or executing this compounding pharmacy licensing strategy, including difficulties that arise as a result of its, and the Polomar Licensees’ lack of experience, and it may be unsuccessful and its plans may change materially. For instance:

●	the Surviving Company may experience delays and increased costs related to its efforts to expand its compounding pharmacy licensing program;

●	changes to federal and state pharmacy regulations may restrict compounding operations or make them more costly;

●	market acceptance of compounding pharmacies and compounded drugs generally may be curtailed or delayed;

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●	the Surviving Company may not be able to enter into licensing or other arrangements with other third-party compounding pharmacies when desired, on acceptable terms or at all;

●	the Surviving Company’s compounding pharmacy licensees may fail to fulfill their contractual obligations under licensing or other arrangements it has with such compounding pharmacies; and

●	the Surviving Company’s compounding pharmacy licensees, including the Polomar Licensees, may choose to compound metformin, semaglutide, liraglutide, sildenafil, sumatriptan or any other drug using a different technology that does not require a royalty payment.

Moreover, the Surviving Company’s efforts to expand its compounding pharmacy licensing program will involve significant costs and other resources, which it may not be able to afford and may disrupt its other operations and distract management and employees from the other aspects of its business. As a result, the Surviving Company’s business could materially suffer if it is unable to further expand its licensing program and, even if it is successful, it may be unable to realize sufficient royalty revenue to recover its costs.

The Surviving Company may fail to secure and maintain appropriate and adequate manufacturing capability in time to meet its goals for starting its planned clinical trials and the Surviving Company may further fail to secure and maintain manufacturing capability to meet market demand for its products, if approved; the FDA may refuse to accept its designated manufacturing facilities as being suitable for the production of its products and product candidates. Any problems in the manufacturing process could have a Material Adverse Effect on the Surviving Company’s business, results of operations and financial condition.

Before the Surviving Company, the Polomar Licensees or any future licensee can begin commercial manufacture of the Surviving Company’s product candidates or products using its technology for sale in the U.S. the Surviving Company may be required to successfully complete clinical trials for one or more of its drug product candidates, and must obtain FDA regulatory approval for the product. The product used in both clinical trials and for potential commercialization must be manufactured by a qualified manufacturer that complies with all regulatory requirements, including cGMP. The Surviving Company’s designated manufacturer will also be subject to FDA inspections of the manufacturing facilities, processes, and quality systems in addition to other product-related approvals. Such FDA inspection is generally required during FDA’s review of an NDA (a pre-approval inspection), but such inspections can take place at any other time, or multiple times at FDA’s discretion. Although the Surviving Company may successfully navigate this pre-approval inspection process, pharmaceutical manufacturing facilities are continuously subject to post-approval inspection by the FDA and foreign regulatory authorities. Due to the complexity of the processes used to manufacture the Surviving Company’s product candidates, the Surviving Company, the Polomar Licensees or any future licensee may be unable to initially or continue to pass federal, state or international regulatory inspections in a cost-effective manner. If the Surviving Company, the Polomar Licensees or any future licensee are unable to comply with manufacturing regulations, the Surviving Company may be subject to fines, unanticipated compliance expenses, clinical holds on proposed or ongoing clinical trials, recall or seizure of any approved products, total or partial suspension of production, and/or enforcement actions, including injunctions, and criminal or civil prosecution. These possible sanctions would adversely affect the Surviving Company’s business, results of operations and financial condition.

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The Surviving Company’s initial business model involves licensing rights to use its coating technology to one or more compounding pharmacies to dispense compounded drugs pursuant to applicable exemptions under section 503A of the FDCA.

Section 503A of the FDCA describes the limited conditions under which unapproved compounded human drug products are exempt from the FDCA requirements concerning compliance with FDA approval, cGMP, and labeling requirements. One of these conditions, among others, is that the drugs must be compounded based on the receipt of valid patient-specific prescriptions. Such products need to be compounded by licensed pharmacists, after being prescribed by a licensed physician to a specific named patient. Licensed pharmacists who compound drug products in accordance with Section 503A of the FDCA are not required to comply with cGMP requirements and the drugs that they compound are not required to be approved by the FDA, provided that the compounding complies with applicable requirements. Therefore, the FDA is often not aware of potential problems with compounded drug products or compounding practices unless it receives a complaint, such as a report of patient deaths or injuries, serious adverse events or visible product contamination. As such, the compounding of products using the Surviving Company’s licensed technology will be subject to limited FDA oversight, which could lead to such products not being compounded safely and could lead to product recalls and litigation which could have a significant negative impact on the Surviving Company’s brand name, results of operations and cash flows, and result in the Surviving Company having to cease development of its product candidates, otherwise curtailing its business plan, or liquidating or reorganizing its business under the bankruptcy laws. Neither the Surviving Company, nor its representatives have had any conversations with the FDA staff regarding the Polomar Licensees or any future compounding pharmacy licensee’s use of the Surviving Company’s technology in producing and dispensing compounded products, whether its business model and that of the Polomar Licensees and any future compounding pharmacy licensees comply with Section 503A of the FDCA, and future conversations with the FDA may result in the FDA staff raising objections to such arrangements and activities, requiring certain pre-requisites or changes to the Surviving Company’s current business plan, which may be costly or time consuming, and/or may result in the prohibition of sales of compounded products using the Surviving Company’s licensed technology. The Surviving Company also faces risks that the compounding of such products do not fall within the exemption from the FDCA provided by Section 503A thereof. For example, if the FDA determined that any of the compounded products are “essentially a copy” of an FDA approved product, the Polomar Licensees or any future licensee pharmacies would be severely limited in their ability to compound such a product. If that or any of the above were to apply, the Surviving Company may need to change its business plan with respect to its compounding pharmacy licenses, which could force the Surviving Company to curtail its business plan or expend significant additional resources to obtain FDCA or FDA approval for its product candidates.

The Surviving Company will be dependent on market acceptance of compounded formulations using its licensed technology, and physicians may be unwilling to prescribe, and patients may be unwilling to use, products employing its proprietary formulation technology.

Altanine currently licenses its proprietary formulation technology to the Polomar Licensees. Over time, the Surviving Company may look to offer similar licenses to other compounding pharmacies. Formulations prepared and dispensed by compounding pharmacies contain FDA-approved active ingredients but are not themselves approved by the FDA. Thus, compounded products utilizing the Surviving Company’s formulation technology have not undergone the FDA approval process and there is currently no clinical or non-clinical data supporting the safety or efficacy of its formulations for any particular indication or patient population. Compounded drugs produced using the Surviving Company’s formulation may not provide a sufficient dose of the active ingredient to be effective for their intended uses or may result in unexpectedly high blood level concentrations of the active ingredient that result in unexpected adverse events. The success of the Surviving Company’s business, including its proprietary formulations and pharmacy licensing program, is highly dependent upon medical community and patient perceptions of the Surviving Company and the actual safety and quality of products utilizing its technology. The Surviving Company could be adversely affected if it, any of its licensee’s compounding pharmacies or its formulations and technologies are subject to negative publicity. The Surviving Company could also be adversely affected if any of its formulations or other products it, or its licensees, sell, any similar products sold by other companies, or any products sold by other compounding pharmacies prove to be, or are asserted to be, harmful to patients. Compounding pharmacies have been subject to widespread negative media coverage in recent years, and the actions of these pharmacies have resulted in increased scrutiny of compounding pharmacy activities from the FDA and state governmental agencies. For example, the FDA has taken regulatory enforcement or compliance actions (including adverse inspections, recalls, warning and untitled letters, public press releases, referrals to state boards of pharmacy, and other actions) against more than 700 compounding pharmacies since 2016. And recently the FDA has expressed specific concerns with the safety of compounded versions of GLP-1 drugs and is working with its state regulatory partners to investigate these concerns. In addition, drug companies, like Novo Nordisk and Eli Lilly, have encouraged the FDA to block pharmacies from compounding versions of their drugs. In October 2024, Novo Nordisk requested that the FDA add semaglutide to the list of compounds that are not permitted for use in compounding. In January 2025, Novo Nordisk filed a Citizen Petition with the FDA requesting that the FDA prohibit the compounding of drugs containing liraglutide. Drug manufacturers have also brought lawsuits against compounding pharmacies and medical clinics related to the compounding of GLP-1 drugs. The Surviving Company’s compounding pharmacy licensees could be subject to similar lawsuits in the future and could be precluded from compounding drug products using its technology. As a result, some healthcare providers may be reluctant to purchase and use compounded drugs. The Surviving Company’s growth and ongoing revenues depend not only on the quality and safety of compounded drugs made using its licensed technology, and its licensee’s compounding pharmacies’ compliance with stringent regulatory standards at the federal and state levels, but also on the continued acceptance of compounded drugs and formulations in the marketplace. Because of the Surviving Company’s dependence upon medical and patient perceptions, adverse publicity associated with illness or other adverse effects resulting from the use or misuse of products associated with its technology, any similar products sold by other companies, or any other compounded formulations could have a material adverse impact on its business. Further, any prohibitions or restrictions by state and federal governments relating to the use of compounding pharmacies could have a Material Adverse Effect on the Surviving Company’s business, results of operations and financial condition.

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Polomar Pharmacy or any future licensee compounding pharmacy may not receive pharmacy licenses in all of the 50 United States to provide national coverage for it to sell products utilizing the licensed technology.

Polomar does not have any compounding pharmacy licenses. It now wholly owns Polomar Pharmacy, a 503A compounding pharmacy, as a result of the Polomar Merger. Polomar Pharmacy’s ability to provide pharmacy services in each state is subject to, among other things, receipt of regulatory approvals and licenses in the states in which Polomar Pharmacy plans to operate. Currently Polomar Pharmacy holds State Board of Pharmacy (or its equivalent) licenses to operate in 41 states: Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Maine, Maryland, Massachusetts, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Dakota, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, and Wyoming. Polomar Pharmacy’s failure to receive regulatory approval or licenses in the other states in which Polomar Pharmacy hopes to operate, or loss of such licenses in the future, may prohibit Polomar Pharmacy from dispensing compounded drugs utilizing the Surviving Company’s licensed technology to customers that reside in those states, limiting the Surviving Company’s ability to realize royalty revenues from its technology licensed to the Polomar Licensees. This may have an adverse effect on revenues, operations and cash flow.

The Combined Company may be subject to various U.S. federal, state and foreign fraud and abuse and other healthcare laws and regulations, which could increase compliance costs, and failure to comply with these laws and regulations could harm the Combined Company’s reputation, subject it to criminal and civil liability and significant fines or otherwise adversely affect its business.

The Surviving Company’s business operations and future arrangements with investigators, healthcare professionals, consultants, third-party payors, patient organizations and customers expose it to broadly applicable foreign, federal and state fraud and abuse and other healthcare laws and regulations designed to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws may constrain the business or financial arrangements and relationships through which the Surviving Company conducts its operations, including how the Surviving Company, the Polomar Licensees or any future licensee research, market, sell and distribute any products for which the Surviving Company obtains regulatory approval. Some of these laws include:

●	the federal Anti-Kickback Statute, which prohibits, among other things, persons or entities from knowingly and willfully soliciting, offering, receiving or providing any remuneration (including any kickback, bribe or certain rebates), directly or indirectly, overtly or covertly, in cash or in kind, in return for, either the referral of an individual or the purchase, lease, or order, or arranging for or recommending the purchase, lease, or order of any good, facility, item or service, for which payment may be made, in whole or in part, under a federal healthcare program such as Medicare and Medicaid. A person or entity does not need to have actual knowledge of the federal Anti-Kickback Statute or specific intent to violate it in order to have committed a violation;

●	the federal false claims laws, including the civil False Claims Act, and civil monetary penalties laws, which prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, to the federal government, claims for payment or approval that are false or fraudulent, knowingly making, using or causing to be made or used, a false record or statement material to a false or fraudulent claim, or from knowingly making or causing to be made a false statement to avoid, decrease or conceal an obligation to pay money to the federal government. In addition, the government may assert that a claim including items or services resulting from a violation of the federal Anti-Kickback Statute constitutes a false or fraudulent claim for purposes of the civil False Claims Act;

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●	HIPAA, which imposes criminal and civil liability for, among other things, knowingly and willfully executing, or attempting to execute, a scheme to defraud any healthcare benefit program, or knowingly and willfully falsifying, concealing or covering up a material fact or making any materially false statement, in connection with the delivery of, or payment for, healthcare benefits, items or services. Similar to the federal Anti-Kickback Statute, a person or entity does not need to have actual knowledge of the statute or specific intent to violate it in order to have committed a violation;

●	the federal Physician Payments Sunshine Act, which requires certain manufacturers of drugs, devices, biologics and medical supplies for which payment is available under Medicare, Medicaid or the Children’s Health Insurance Program (with certain exceptions) to report annually to the Centers for Medicare & Medicaid Services, information related to payments and other “transfers of value” made to physicians (defined to include doctors, dentists, optometrists, podiatrists and chiropractors), certain non-physician practitioners (physician assistants, nurse practitioners, clinical nurse specialists, certified nurse anesthetists, anesthesiology assistants and certified nurse-midwives), and teaching hospitals and other healthcare providers, as well as ownership and investment interests held by physicians and their immediate family members; and

●	analogous state and foreign laws and regulations, such as state anti-kickback and false claims laws, which may apply to sales or marketing arrangements and claims involving healthcare items or services reimbursed by non-governmental third-party payors, including private insurers; some state laws require biopharmaceutical companies to comply with the biopharmaceutical industry’s voluntary compliance guidelines and the relevant compliance guidance promulgated by the federal government and may require drug manufacturers to report information related to payments and other transfers of value to physicians and other healthcare providers or marketing expenditures; some state laws that require biopharmaceutical companies to report information on the pricing of certain drug products; and some state and local laws that require the registration or pharmaceutical sales representatives.

Efforts to ensure that the Surviving Company’s current and future business arrangements with third parties will comply with applicable healthcare and privacy laws and regulations will involve ongoing substantial costs. It is possible that Governmental Bodies will conclude that the Surviving Company’s business practices, including certain consulting agreements and advisory board agreements it has entered into with physicians who are paid, in part, in the form of stock or stock options, may not comply with current or future statutes, regulations or case law involving applicable fraud and abuse or other healthcare laws and regulations. Due to the breadth of these laws, the narrowness of statutory exceptions and regulatory safe harbors available, and the range of interpretations to which they are subject, it is possible that some of the Surviving Company’s current or future practices might be challenged under one or more of these laws. If the Surviving Company’s operations are found to be in violation of any of these laws or any other governmental regulations that may apply to it, the Combined Company, the Surviving Company and/or Polomar may be subject to significant penalties, including civil, criminal and administrative penalties, damages, fines, disgorgement, imprisonment, exclusion from participation in government-funded healthcare programs, such as Medicare and Medicaid, integrity oversight and reporting obligations, contractual damages, reputational harm, diminished profits and future earnings and the curtailment or restructuring of its operations. Defending against any such actions can be costly and time-consuming and may require significant financial and personnel resources. Therefore, even if the Combined Company, the Surviving Company and/or Polomar are successful in defending against any such actions that may be brought against them, the business may be impaired.

The Combined Company is subject to federal and state healthcare laws and regulations and implementation of or changes to such healthcare laws and regulations, including reform that limits the prices that can be charged for the products developed by the Surviving Company, could adversely affect its business and results of operations.

In the United States, in recent years there have been a number of proposed and adopted changes in laws and regulations that affect the healthcare and pharmaceutical industries. If the Combined Company is found to be in violation of any of these laws or any other federal or state regulations, it may be subject to administrative, civil and/or criminal penalties, damages, fines, individual imprisonment, exclusion from federal healthcare programs and the restructuring of its operations. Any of these could have a Material Adverse Effect on the Combined Company’s business and financial results. Since many of these laws have not been fully interpreted by the courts, there is an increased risk that the Combined Company may be found in violation of one or more of their provisions. Any action against the Combined Company, Polomar and/or the Surviving Company for violation of these laws, even if they ultimately are successful in their defense, will cause them to incur significant legal expenses and divert management’s attention away from the operation of the business.

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Additionally, the continuing efforts of government and other third-party payers to contain or reduce the costs of healthcare through various means may limit the Combined Company’s commercial opportunity. It will be time-consuming and expensive for the Combined Company to go through the process of seeking coverage and reimbursement from Medicare, Medicaid, and other governmental health programs and from private payers. The Combined Company’s products may not be considered cost-effective, and government and third-party private health insurance coverage and reimbursement may not be available to patients for any of the Combined Company’s future products or sufficient to allow the Combined Company or any future licensee to sell the Combined Company’s products on a competitive and profitable basis. In addition, increasing emphasis on managed care in the U.S. will continue to put downward pressure on the pricing of pharmaceutical products. Cost-control initiatives could decrease the price that the Combined Company or any potential collaborators could receive for any of the Combined Company’s future products and could adversely affect its ability to generate revenue in the U.S. market and maintain profitability.

Risks Related to Regulatory Approval of The Surviving Company’s Product Candidates and Legal Compliance Matters

The Surviving Company’s drug candidates are in the early stages of development and will need to progress through multiple stages of pre-clinical and clinical studies and, if successful, proceed through the FDA’s new drug application process; these processes are lengthy and expensive with uncertain outcomes and the potential for substantial delays. The Surviving Company cannot give any assurance that any of its drug candidates will be successful in clinical trials or receive regulatory approval, which approval is necessary before they can be commercialized.

The Surviving Company’s drug candidates are in early stages of development and before they may be marketed, the Surviving Company faces lengthy and expensive processes with uncertain outcomes and the potential for substantial delays. Altanine has not yet demonstrated its ability to complete clinical development, obtain regulatory approvals, manufacture a commercial scale product, or arrange for a third party to do so on its behalf, or conduct sales and marketing activities necessary for successful commercialization. Altanine currently has four drug candidates. The Surviving Company anticipates filing IND applications with the FDA for some of its drug candidates within the next two to three quarters to the extent required to support its planned 505(b)(2) NDA filings. The Surviving Company may not be able to file such INDs or INDs for any other drug candidates on the timelines it expects, if at all, and FDA may place clinical holds on any or all of the Surviving Company’s planned INDs, and any such delays could impact any additional product development timelines. For example, the Surviving Company may experience delays in manufacturing adequate product for use in preclinical and/or clinical studies. Moreover, the Surviving Company cannot be sure that submission of an IND will result in the FDA allowing clinical trials to begin, or that, once begun, issues will not arise that require it to suspend or terminate clinical trials. Commencing each of these clinical trials is subject to finalizing the trial design based on discussions the Surviving Company will have with the FDA. Any guidance the Surviving Company receives from the FDA is subject to change. The FDA could change its positions at any time, including its positions on the acceptability of the Surviving Company’s trial designs or the clinical endpoints or populations selected, which may require it to complete additional clinical trials or impose stricter approval conditions than the Surviving Company currently expects. Successful completion of any necessary clinical trials is a prerequisite to submitting a 505(b)(2) NDA to the FDA. To date, the Surviving Company has commenced proof-of -concept for ALT-301 (Metformin Gummy) and ALT-303 (Inhaled Sildenafil). The Surviving Company does not know whether any of its future clinical trials will begin on time, be completed on schedule, if at all, or generate positive results sufficient to support the filing of a 505(b)(2) NDA.

If the Surviving Company is required to conduct additional clinical trials or other testing of its drug candidates beyond those that it currently contemplates, if the Surviving Company is unable to successfully complete clinical trials of its drug candidates or other testing, if the results of these trials or tests are not positive or are only modestly positive or if there are safety concerns, the Surviving Company may:

●	be delayed in obtaining marketing approvals for its drug candidates;

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●	not obtain marketing approvals at all;

●	obtain approvals for indications or patient populations that are not as broad as intended or desired or that impose label restrictions or warnings or risk mitigation requirements;

●	be subject to post-marketing testing requirements; or

●	have products removed from the market after obtaining marketing approval.

Clinical trials for the Surviving Company’s product candidates will be expensive, time-consuming, uncertain, and susceptible to change, delay or termination. The results of clinical trials are open to differing interpretations.

Clinical trials are expensive, time consuming and difficult to design and implement. Regulatory agencies may analyze or interpret the results differently than the Surviving Company. Even if the results of the Surviving Company’s clinical trials are favorable, the clinical trials for its product candidates are expected to continue for several years and may take significantly longer to complete. In addition, the Surviving Company, the FDA, or other regulatory authorities, or an Institutional Review Board (“IRB”) may suspend, delay or terminate the Surviving Company’s clinical trials at any time. FDA may also require the Surviving Company to conduct additional clinical trials, require a particular clinical trial to continue for a longer duration than originally planned, require a change to its development plans such that the Surviving Company conducts clinical trials for a product candidate in a different order, e.g., in a step-wise fashion rather than running two trials of the same product candidate in parallel. Delays in or termination of the Surviving Company’s development of its product candidates and the regulatory review processes for such product candidates may also occur for various other reasons, including:

●	lack of effectiveness of any product candidate during clinical trials;

●	discovery of serious or unexpected toxicities or side effects experienced by trial participants or other safety issues, such as drug interactions, including those which cause confounding changes to the levels of other concomitant medications;

●	slower than expected rates of subject recruitment and enrollment rates in clinical trials;

●	difficulty in retaining subjects who have initiated a clinical trial but may withdraw at any time due to adverse side effects from the therapy, insufficient efficacy, fatigue with the clinical trial process or for any other reason;

●	delays or inability in manufacturing or obtaining sufficient quantities of materials for use in clinical trials due to regulatory and manufacturing constraints;

●	inadequacy of or changes in the Surviving Company’s manufacturing process or product formulation;

●	delays in obtaining regulatory authorization to commence a trial, including “clinical holds” or delays requiring suspension or termination of a trial by a regulatory agency, such as the FDA, before or after a trial is commenced;

●	difficulties in designing, selecting, procuring, validating and testing the drug delivery device components of the Surviving Company’s inhaled drug product candidates;

●	changes in applicable regulatory policies and regulation, including changes to requirements imposed on the extent, nature, or timing of studies;

●	delays or failure in reaching agreement on acceptable terms in clinical trial contracts or protocols with prospective clinical trial sites;

●	uncertainty regarding proper dosing;

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●	delay or failure to supply product for use in clinical trials which conforms to regulatory specification;

●	unfavorable results from other pre-clinical studies or clinical trials;

●	failure of the Surviving Company’s CROs, or other third-party contractors to comply with all contractual requirements or to perform their services in a timely or acceptable manner;

●	failure by the Surviving Company, its employees, its CROs or their employees to comply with all applicable FDA or other regulatory requirements relating to the conduct of clinical trials or the handling, storage, security, and record keeping;

●	unfavorable FDA or other regulatory agency inspection and review of a clinical trial site;

●	scheduling conflicts with participating clinicians and clinical institutions;

●	failure to design appropriate clinical trial protocols;

●	insufficient data to support regulatory approval;

●	inability or unwillingness of medical investigators to follow the Surviving Company’s clinical protocols;

●	difficulty in maintaining contact with patients during or after treatment, which may result in incomplete data;

●	greater than anticipated clinical trial costs; or

●	delays related to the impact of recessions, man-made and/or natural disasters, pandemics, and/or any other such events.

Any of the foregoing could have a Material Adverse Effect on the Surviving Company’s business, results of operations and financial condition.

Results of pre-clinical studies and earlier clinical trials are not necessarily predictive indicators of future results.

Any positive results from future pre-clinical testing of the Surviving Company’s product candidates and potential future clinical trials may not necessarily be predictive of the results from Phase 1, Phase 2 or Phase 3 clinical trials. In addition, the Surviving Company’s interpretation of results derived from clinical data or its conclusions based on its pre-clinical data may prove inaccurate. Frequently, pharmaceutical and biotechnology companies have suffered significant setbacks in clinical trials after achieving positive results in pre-clinical testing and early phase clinical trials, and the Surviving Company cannot be certain that it will not face similar setbacks. These setbacks may be caused by the fact that pre-clinical and clinical data can be susceptible to varying interpretations and analyses. Furthermore, certain product candidates may perform satisfactorily in pre-clinical studies and clinical trials, but nonetheless fail to obtain FDA approval or appropriate approvals by the appropriate regulatory authorities in other countries. If the Surviving Company fails to obtain positive results in its clinical trials for its product candidates, the development timeline and regulatory approval and commercialization prospects for them and as a result its business and financial prospects would be materially adversely affected.

If the Surviving Company experiences delays or difficulties in the enrollment of patients in clinical trials, its ability to seek necessary regulatory approvals could be delayed or prevented.

The Surviving Company may not be able to initiate or continue clinical trials for current or future drug candidates if it is unable to locate and enroll a sufficient number of eligible participants in these trials as required by the FDA or similar regulatory authorities outside the United States. The Surviving Company’s ability to enroll eligible participants may be limited or may result in slower enrollment than it anticipates. In addition, competitors may initiate or have ongoing clinical trials for drug candidates that treat the same indications as the Surviving Company’s current or future drug candidates, and participants who would otherwise be eligible for its clinical trials may instead enroll in its competitors’ clinical trials.

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In addition to the competitive trial environment, the eligibility criteria of the Surviving Company’s planned clinical trials will further limit the pool of available study participants as the Surviving Company will require that participants have specific characteristics, such as rare diseases connected to its drug candidates, which also may make enrollment challenging. Additionally, the process of finding potential participants may prove costly. The Surviving Company also may not be able to identify, recruit, and enroll a sufficient number of participants to complete its clinical studies because of the perceived risks and benefits of the drug candidates under study, the availability and efficacy of competing therapies and clinical trials, the proximity and availability of clinical trial sites for prospective participants, and the referral practices of physicians. If people are unwilling to participate in the Surviving Company’s studies for any reason, the timeline for recruiting participants, conducting studies, and obtaining regulatory approval of potential products may be delayed.

Clinical trial enrollment may be affected by other factors including:

●	the severity of the disease under investigation;

●	the eligibility criteria for the clinical trial in question;

●	the availability of an appropriate genomic screening test;

●	the perceived risks and benefits of the drug candidate under study;

●	the efforts to facilitate timely enrollment in clinical trials;

●	the referral practices of physicians;

●	the ability to monitor participants adequately during and after the trial;

●	the proximity and availability of clinical trial sites for prospective participants;

●	factors the Surviving Company may not be able to control, such as potential pandemics that may limit the availability of participants, principal investigators, study staff, or clinical sites;

●	ability to recruit clinical trial investigators with the appropriate competencies and experience;

●	the Surviving Company’s ability to maintain participant informed consent and privacy; and

●	the risk that enrolled participants will not complete a clinical trial.

The Surviving Company may in the future conduct clinical trials for its drug candidates outside the United States, and the FDA and similar foreign regulatory authorities may not accept data from such trials.

The Surviving Company may in the future choose to conduct clinical trials outside the United States, including in Australia, Europe, Asia, or other foreign jurisdictions. FDA acceptance of trial data from clinical trials conducted outside the United States may be subject to certain conditions. In cases where data from clinical trials conducted outside the United States are intended to serve as the sole basis for marketing approval in the United States, the FDA will generally not approve the application on the basis of foreign data alone unless i) the data are applicable to the United States population and United States medical practice; ii) the trials were performed by clinical investigators of recognized competence and iii) the data may be considered valid without the need for an on-site inspection by the FDA or, if the FDA considers such an inspection to be necessary, the FDA is able to validate the data through an on-site inspection or other appropriate means. Additionally, the FDA’s clinical trial requirements, including large enough size of trial populations and statistical powering, must be met. Many foreign regulatory bodies have similar approval requirements. In addition, such foreign trials would be subject to the applicable local laws of the foreign jurisdictions where the trials are conducted. There can be no assurance that the FDA or any similar foreign regulatory authority will accept data from trials conducted outside of the United States or the applicable jurisdiction. If the FDA or any similar foreign regulatory authority does not accept such data, it would result in the need for additional trials, which would be costly and time-consuming and delay aspects of the Surviving Company’s business plan, and which may result in its drug candidates not receiving approval or clearance for commercialization in the applicable jurisdiction.

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The Surviving Company principal investigators for its clinical trials may also serve as scientific advisors or consultants to the Surviving Company or its Affiliates, which may raise regulatory issues with the FDA or other regulatory authorities.

Principal investigators for the Surviving Company’s clinical trials may serve as scientific advisors or consultants to the Surviving Company or its Affiliates from time to time and receive compensation in connection with such services. Under certain circumstances, the Surviving Company may be required to report some of these relationships to the FDA or other federal or state regulatory authorities. The FDA or other regulatory authorities may conclude that a financial relationship between the Surviving Company and a principal investigator has created a conflict of interest or otherwise affected the integrity of the study. The FDA or other regulatory authority may therefore question the integrity of the data generated at the applicable clinical trial site, refuse to consider such data, and the utility of the clinical trial itself may be jeopardized. This could result in a delay in approval, or rejection, of the Surviving Company’s marketing applications by the FDA or other regulatory authority, as the case may be, and may ultimately lead to the denial of marketing approval of any of the Surviving Company’s product candidates.

Any failure by the Surviving Company to comply with existing regulations could harm its reputation and operating results.

The Surviving Company subject to extensive regulation by U.S. federal and state governments in each of the markets where it has product candidates progressing through the approval process.

The Surviving Company, the Polomar Licensees, any future licensee, the Surviving Company’s contract manufacturers, suppliers, CROs, and clinical trial sites and investigators, and others who work on the Surviving Company’s product development and commercialization activities must also adhere to all regulatory requirements including FDA’s cGMP requirements, pharmacovigilance requirements, advertising, and promotion restrictions, reporting and record keeping requirements. Any failure to comply with applicable regulations, including FDA pre-or post-approval cGMP requirements, could cause FDA to sanction us. Even if a drug is FDA-approved, regulatory authorities may impose significant restrictions on a product’s indicated uses or marketing or impose ongoing requirements for potentially costly post-marketing trials. If any of the Surviving Company’s product candidates are approved in the U.S. in the future, they will be subject to ongoing regulatory requirements for manufacturing, labeling, packaging, storage, distribution, import, export, advertising, promotion, sampling, record keeping and submission of safety and other post-market information, including both federal and state requirements in the U.S. In addition, manufacturers and manufacturers’ facilities are required to comply with extensive FDA requirements, including ensuring that quality control and manufacturing procedures conform to cGMP. As such, the Surviving Company, the Polomar Licensees, any future licensee and the Surviving Company’s future contract manufacturers will be subject to continual review and periodic inspections to assess compliance with cGMP. Accordingly, the Surviving Company and others with whom it works must continue to spend time, money, and effort in all areas of regulatory compliance, including manufacturing, production, quality control and quality assurance. The Surviving Company, the Polomar Licensees and any future licensee will also be required to report certain adverse reactions and production problems, if any, to the FDA, and to comply with requirements concerning advertising and promotion for the Surviving Company’s products. Promotional communications with respect to prescription drugs are subject to a variety of legal and regulatory restrictions and must be consistent with the information in the product’s approved label.

If a regulatory agency discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, or disagrees with the promotion, marketing or labeling of the product, it may impose restrictions on that product or the Surviving Company, including requiring withdrawal of the product from the market. If the Surviving Company fails to comply with applicable regulatory requirements, a regulatory agency or enforcement authority may:

●	issue untitled or warning letters;

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●	seek to enjoin the Surviving Company’s activities;

●	impose civil or criminal penalties;

●	suspend or revoke regulatory approval;

●	suspend any of the Surviving Company’s ongoing clinical trials;

●	refuse to approve pending applications or supplements to approved applications submitted by the Surviving Company;

●	impose restrictions on the Surviving Company’s operations, including by requiring it to enter into a Corporate Integrity Agreement or closing its contract manufacturers’ facilities, if any; or

●	seize or detain products or require a product recall.

In addition, any government investigation of alleged violations of law could require the Surviving Company to expend significant time and resources in response and could generate negative publicity. Any failure to comply with ongoing regulatory requirements may significantly and adversely affect the Surviving Company’s ability to commercialize and generate revenue from its product candidates. If regulatory sanctions are applied or if regulatory approval is withdrawn, the value of the Surviving Company’s business and its operating results may be adversely affected.

Any action against the Surviving Company for violation of these laws, even if it successfully defends against it, could cause the Surviving Company to incur significant legal expenses, divert its management’s attention from the operation of its business and damage its reputation. The Surviving Company will be required to expend significant resources on compliance efforts and such expenses are unpredictable and might adversely affect the Surviving Company’s results. Changing laws, regulations and standards might also create uncertainty, higher expenses and increase insurance costs. As a result, the Surviving Company intends to invest all reasonably necessary resources to comply with evolving standards, and this investment might result in increased management and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.

The regulatory approval processes with the FDA are lengthy and inherently unpredictable.

The Surviving Company is not permitted to market its drug product candidates in the United States or other countries until it receives approval of an NDA from the FDA or in any foreign countries until the Surviving Company receives the approval from the regulatory authorities of such countries. Prior to submitting an NDA to the FDA for approval of its drug product candidates, the Surviving Company will need to have completed extensive pre-clinical studies and clinical trials and demonstrate that its products meet all applicable standards of identity, strength, quality, and purity throughout their expiration date. Successfully completing any clinical program and obtaining approval of an NDA is a complex, lengthy, expensive, and uncertain process, and the FDA (or other country medicines regulatory body) may delay, limit, or deny approval of drug product candidates for many reasons, including, among others, because:

●	an inability to demonstrate that the Surviving Company’s drug product candidates are safe and effective in treating patients to the satisfaction of the FDA;

●	results of clinical trials that may not meet the level of statistical or clinical significance required by the FDA;

●	disagreements with the FDA with respect to the number, design, size, conduct or implementation of clinical trials;

●	requirements by the FDA to conduct additional clinical trials;

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●	disapproval by the FDA of certain formulations, labeling or specifications of drug product candidates;

●	findings by the FDA that the data from pre-clinical studies and clinical trials are insufficient;

●	findings by the FDA that the Surviving Company’s API, drug delivery device components for its inhaled drug candidates, or finished drug products do not meet all applicable standards of safety, identity, strength, quality, and purity;

●	the FDA may disagree with the interpretation of data from pre-clinical studies and clinical trials; and

●	the FDA may change their approval policies or adopt new regulations.

Any of these factors, many of which are beyond the Surviving Company’s control, could increase development time and / or costs or jeopardize the Surviving Company’s ability to obtain regulatory approval for its drug candidates.

The approval pathway for the Surviving Company’s product candidates may take significantly longer, cost significantly more and entail significantly greater complications and risks than anticipated, and the FDA may not ultimately approve the Surviving Company’s product candidates.

Section 505(b)(2) of the FDCA permits the filing of an NDA where at least some of the information required for approval comes from investigations that were not conducted by or for the applicant and for which the applicant has not obtained a right of reference or use from the person by or for whom the investigations were conducted. The FDA interprets Section 505(b)(2) of the FDCA, for the purposes of approving an NDA, to permit the applicant to rely, in part, upon published literature or the FDA’s previous findings of safety and efficacy for an approved product. The FDA may also require the applicant to perform additional pre-clinical studies and clinical trials to support the safety and efficacy of any differences between the proposed drug product and the previously approved product that is relied upon, in part, in a 505(b)(2) NDA. Although Altanine has not yet had discussions with the FDA concerning its 505(b)(2) regulatory pathway approach, the reference listed drugs it intends to rely upon, or the types of additional studies that may be required to support a 505(b)(2) NDA submission, the types of changes represented in its proposed drug products, including, for example, new dosage forms and new routes of administration, typically will require new non-clinical, comparative bioavailability/bioequivalence, or clinical studies to be conducted in order to support a 505(b)(2) NDA submission. For the Surviving Company’s inhaled drug product candidates, it will need to demonstrate the safety and performance adequacy of its proposed delivery device components under the FDA’s combination product regulations and policies. Any additional required non-clinical and clinical studies and data may be very extensive and time consuming, depending on the differences between the new drug and the reference drug, and such studies may fail to demonstrate that its proposed changes would be safe or effective.

The FDA may require an applicant’s product label to have all or some of the limitations, contraindications, warnings or precautions included in the reference product’s label, including a black box warning, or may require the label to have additional limitations, contraindications, warnings or precautions.

The Surviving Company strategy is to seek FDA approval for its current product candidates, ALT – 301, ALT – 302, ALT – 303 and ALT - 304 through the 505(b)(2) NDA pathway. Even if the FDA does allow the Surviving Company to pursue the 505(b)(2) NDA pathway, it will likely still need to conduct additional clinical and non-clinical trials, including clinical trials to assess product safety or efficacy. The time and financial resources required to obtain FDA approval for the Surviving Company’s product candidates under this pathway, and the complications and risks associated with those efforts will be substantial, and the Surviving Company may not be able to secure the necessary funding to be successful. If FDA disagrees with the Surviving Company’s proposal to use the 505(b)(2) NDA approach, it will have to conduct a full range of non-clinical and clinical studies to support an NDA under section 505(b)(1) of the FDCA. Such an approach would add additional costs and may take even longer to complete.

Regardless of the Surviving Company’s regulatory pathway, new competitive products using similar approaches as the Surviving Company’s may reach the market more quickly than the Surviving Company’s product candidates, which could hurt its competitive position and its business prospects. The Surviving Company cannot assure that its product candidates will receive the requisite approvals for commercialization on a timely basis, if at all. Other companies may achieve product approval of similar products before the Surviving Company does and may obtain regulatory exclusivity for their products that could further delay the Surviving Company’s ability to obtain product approval and expose the Surviving Company to greater competition.

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In addition, notwithstanding the approval of a number of products by the FDA under 505(b)(2) over the last few years, some pharmaceutical companies and others have objected to the FDA’s interpretation of 505(b)(2) of the FDCA to allow reliance on the FDA’s prior findings of safety and effectiveness. If the FDA changes its interpretation of Section 505(b)(2), or if the FDA’s interpretation of 505(b)(2) is successfully challenged in court it could delay or even prevent the FDA from approving any 505(b)(2) NDA that the Surviving Company submits in the future. Moreover, the FDA has adopted an interpretation of the three-year exclusivity provisions whereby a 505(b)(2) application can be blocked by exclusivity even if it does not rely on the previously approved drug that has exclusivity (or any safety or effectiveness information regarding that drug). Under the FDA’s interpretation, the approval of one or more of the Surviving Company’s product candidates may be blocked by exclusivity awarded to a previously approved drug product that shares certain innovative features with its product candidates, even if its 505(b)(2) application does not identify the previously-approved drug product as a listed drug or rely upon any of its safety or efficacy data. Any delay or failure to obtain regulatory approval of the Surviving Company’s product candidates would significantly limit its ability to earn revenue, collect royalties from sales by its licensee, and any failure to obtain such approval for all of the indications and labeling claims it deems desirable could reduce its potential revenues.

Even if the Surviving Company’s product candidates are approved under the 505(b)(2) regulatory pathway, the approval may be subject to limitations on the indicated uses for which the products may be marketed, including more limited subject populations than it requests, may require that contraindications, warnings or precautions be included in the product labeling, including a black box warning, may be subject to other conditions of approval, or may contain requirements for costly post-marketing clinical trials, testing and surveillance to monitor the safety or efficacy of the products, or other post-market requirements, such as a REMS. The FDA also may not approve a product candidate with a label that includes the labeling claims necessary or desirable for the successful commercialization of that product candidate.

There is a high rate of failure for drug candidates proceeding through clinical trials.

Generally, there is a high rate of failure for drug candidates proceeding through clinical trials. The Surviving Company may suffer significant setbacks in its clinical trials similar to the experience of a number of other companies in the pharmaceutical and biotechnology industries, even after receiving promising results in earlier trials. Further, even if the Surviving Company views the results of a clinical trial to be positive, FDA may disagree with the Surviving Company’s interpretation of the data. In the event that the Surviving Company obtains negative results from clinical trials for product candidates or other problems related to potential chemistry, manufacturing and control issues or other hurdles occur and its product candidates are not approved, the Surviving Company may not be able to generate sufficient revenue or obtain financing to continue its operations, its ability to execute on its current business plan may be materially impaired, and its reputation in the industry and in the investment community might be significantly damaged. In addition, the Surviving Company’s inability to properly design, commence and complete clinical trials may negatively impact the timing and results of its clinical trials and ability to seek approvals for its drug candidates.

Negative results or safety signals in the Surviving Company’s clinical trials may make it difficult or impossible to recruit and retain patients in its clinical trials.

Any negative results or new safety signals the Surviving Company may report in clinical trials of its product candidates may make it difficult or impossible to recruit and retain patients in other clinical trials it is conducting. Similarly, negative results reported by the Surviving Company’s competitors about their drug candidates may negatively affect patient recruitment in its clinical trials. Also, marketing authorization of competitors in this same class of drugs may impair the Surviving Company’s ability to enroll patients into its clinical trials, delaying or potentially preventing it from completing recruitment of one or more of its trials. Delays or failures in planned patient enrollment or retention may result in increased costs, program delays or both, which could have a harmful effect on the Surviving Company’s ability to develop its product candidates or could render further development impossible.

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The Surviving Company’s inhaled drug product candidates will require administration using a drug delivery device, which will require us to develop, or license the rights to, a device that is appropriate for its drugs and their intended uses. As such, the Surviving Company’s inhalation products are expected to be regulated by FDA as “combination products” which may subject them to additional layers of regulatory complexity and additional study and data requirements.

ALT-303 and ALT-304 are dry powder formulations that are intended to be administered by using a convenient dry powder inhaler (“DPI”). The Surviving Company intends to use a DPI manufactured by Taian Dalu Medical Instrument Co., Ltd. (“Taian”) with its inhaled drug product candidates. The Surviving Company currently does not have any executed agreement with Taian. This DPI is necessary to produce the aerosol and the Surviving Company therefore expects it to be regulated by the FDA as a drug-device combination product. A “combination product” generally is defined as a product comprised of components from two or more regulatory categories (e.g., drug/device, device/biological, drug/biological). Each component of a combination product is subject to the requirements established by the FDA for that type of component in addition to specialized requirements (e.g., design controls) for combination products to ensure there are no negative interactions between constituent parts and to assure that their combined use results in a combination product that is safe and effective and performs as expected. FDA typically reviews combination products under a single application. In order to facilitate pre-market review of combination products, the FDA designates one of its centers to have primary jurisdiction for the pre-market review and regulation of the overall product based upon a determination by the FDA of the primary mode of action of the combination product. Although the Surviving Company has not yet had discussions with the FDA, it expects that its inhaled product candidates will be treated as drug-led combination products for which a new drug application or 505(b)(2) NDA is required. Where approval of the drug and device is sought under a single application, there could be delays in the approval process due to the increased complexity of the review process.

When evaluating products that utilize a specific drug delivery system or device, the FDA will evaluate the characteristics of that delivery system and its functionality, as well as the potential for undesirable interactions between the drug and the delivery system, including the potential to negatively impact the safety or effectiveness of the drug. The FDA review process can be more complicated for combination products, given the high technical complexity of the development of drug-device combination products (especially for drug-device combination products for inhaled delivery of the drug component), and may result in delays and increased risks and uncertainties, particularly if novel delivery systems are involved. The Surviving Company anticipates that its inhalation drug product candidates, together with the DPI required to deliver such drug product candidates, will require significant additional development work, including additional clinical safety and efficacy studies, to obtain regulatory approval. It is uncertain whether this development work will be successful. Even if the Surviving Company obtains market approval for its inhalation drug product candidates, the Surviving Company will be subject to certain post-approval compliance requirements for combination products, and the FDA may impose additional restrictions and conditions on its marketing of such products.

The Surviving Company relies on a third party for the design and manufacture of the DPI for its inhalation product candidates, and in some cases for the right to refer to its data on file with the FDA or other regulators. Quality or design concerns with the delivery system, or commercial disputes with this third party, could delay or prevent regulatory approval and commercialization of the Surviving Company’s product candidates. In addition, delays in or failure of any studies or data generation activities conducted by the Surviving Company, or failure of the Surviving Company, its collaborators, if any, or its third-party providers or suppliers to maintain compliance with regulatory requirements could result in increased development costs, delays in or failure to obtain regulatory approval, and associated delays in its inhaled drug product candidates reaching the market.

If the Surviving Company is found in violation of federal or state “fraud and abuse” laws, it may be required to pay a penalty and/or be suspended from participation in federal or state healthcare programs, which may adversely affect its business, financial condition, and results of operations.

In the United States, the Surviving Company is subject to various federal and state healthcare “fraud and abuse” laws, including anti-kickback laws, false claims laws and other laws intended to reduce fraud and abuse in federal and state healthcare programs, which could affect the Surviving Company particularly upon successful commercialization of its products in the U.S. The federal Anti-Kickback Statute makes it illegal for any person, including a prescription drug manufacturer (or a party acting on its behalf), to knowingly and willfully solicit, receive, offer or pay any remuneration that is intended to induce the referral of business, including the purchase, order or prescription of a particular drug for which payment may be made under a federal healthcare program, such as Medicare or Medicaid. Under federal law, some arrangements, known as safe harbors, are deemed not to violate the federal Anti-Kickback Statute. Although the Surviving Company seeks to structure its business arrangements in compliance with all applicable requirements, it is often difficult to determine precisely how the law will be applied in specific circumstances. Accordingly, it is possible that the Surviving Company’s practices may be challenged under the federal Anti-Kickback Statute and Federal False Claims Act. Violations of fraud and abuse laws may be punishable by criminal and/or civil sanctions, including fines and/or exclusion or suspension from federal and state healthcare programs such as Medicare and Medicaid and debarment from contracting with the U.S. government. In addition, private individuals have the ability to bring actions on behalf of the government under the federal False Claims Act as well as under the false claims laws of several states.

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Many states have adopted laws similar to the federal Anti-Kickback Statute, some of which apply to the referral of patients for healthcare services reimbursed by any source, not just governmental payers. There are ambiguities as to what is required to comply with these state requirements and if the Surviving Company fails to comply with an applicable state law requirement, it could be subject to penalties.

Law enforcement authorities are increasingly focused on enforcing fraud and abuse laws, and while the Surviving Company believes it has structured its business arrangements to comply with these laws, it is possible that the government could allege violations of, or convict it of violating, these laws. If the Surviving Company is found in violation of one of these laws, it could be required to pay a penalty and could be suspended or excluded from participation in federal or state healthcare programs, and its business, results of operations and financial condition may be adversely affected.

Serious adverse events or other safety risks could require the Surviving Company to abandon development and preclude, delay or limit approval of its product candidates, limit the scope of any approved label or market acceptance, or cause the recall or loss of marketing approval of products that are already marketed.

If any of the Surviving Company’s product candidates prior to or after any approval for commercial sale, cause serious or unexpected side effects, or are associated with other safety risks such as misuse, abuse or diversion, a number of potentially significant negative consequences could result, including:

●	regulatory authorities may interrupt, delay or halt clinical trials;

●	regulatory authorities may deny regulatory approval of its product candidates;

●	regulatory authorities may require certain labeling statements, such as warnings or contraindications or limitations on the indications for use, and/or impose restrictions on distribution in the form of a Risk Evaluation and Mitigation Strategy (“REMS”) in connection with approval or post-approval;

●	regulatory authorities may withdraw their approval, require more onerous labeling statements, impose a more restrictive REMS, or require the Surviving Company to recall any product that is approved;

●	the Surviving Company may be required to change the way the product is administered or conduct additional clinical trials;

●	the Surviving Company’s relationships with its collaboration partners may suffer;

●	the Surviving Company could be sued and held liable for harm caused to patients; or

●	the Surviving Company’s reputation may suffer. The reputational risk is heightened with respect to those of its product candidates that are being developed for pediatric indications.

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The Surviving Company may voluntarily suspend or terminate its clinical trials if at any time it believes that they present an unacceptable risk to participants or if preliminary data demonstrate that its product candidates are unlikely to receive regulatory approval or unlikely to be successfully commercialized, if the Surviving Company does not have sufficient funding to continue the trial, or for any other reason. Following receipt of approval for commercial sale of a product the Surviving Company may voluntarily withdraw or recall that product from the market if at any time it believes that its use, or a person’s exposure to it, may cause adverse health consequences or death. In addition, regulatory agencies, IRBs, or data safety monitoring boards may at any time recommend the temporary or permanent discontinuation of the Surviving Company’s clinical trials or request that it ceases using investigators in the clinical trials if they believe that the clinical trials are not being conducted in accordance with applicable regulatory requirements, or that they present an unacceptable safety risk to participants. If the Surviving Company elects or are forced to suspend or terminate a clinical trial of any of its product candidates, the commercial prospects for that product will be harmed and its ability to generate product revenue from that product may be delayed or eliminated. Furthermore, any of these events may result in the imposition of additional labeling statements such as warnings or contraindications. In addition, such events or labeling could prevent the Surviving Company or its partners from achieving or maintaining market acceptance of the affected product and could substantially increase the costs of commercializing its product candidates and impair its ability to generate revenue from the commercialization of these products either by the Surviving Company or by its collaboration partners.

Risks Related to The Surviving Company’s Reliance Upon Third Parties

Any collaboration arrangements that the Surviving Company may enter into in the future may not be successful, which could adversely affect its ability to develop and commercialize its product candidates.

The Surviving Company may seek collaboration arrangements with pharmaceutical or biotechnology companies for the development or commercialization of its product candidates. The Surviving Company may, with respect to its product candidates, enter into arrangements on a selective basis depending on the merits of retaining commercialization rights for the Surviving Company as compared to entering into selective collaboration arrangements with leading pharmaceutical or biotechnology companies for each product candidate, both in the U.S. and internationally. To the extent that the Surviving Company decides to enter into collaboration agreements, it will face significant competition in seeking appropriate collaborators and the terms of any collaboration or other arrangements that it may establish may not be favorable to the Surviving Company.

Any collaboration arrangements that the Surviving Company may enter in the future may not be successful. The success of the Surviving Company’s collaboration arrangements will depend heavily on the efforts and activities of its collaborators. Collaborators generally have significant discretion in determining the efforts and resources that they will apply to these collaborations. Disagreements between parties to a collaboration arrangement regarding development, intellectual property, regulatory or commercialization matters can lead to delays in the development process or commercialization of the applicable product candidate and, in some cases, termination of the collaboration arrangement. These disagreements can be difficult to resolve if neither of the parties has final decision-making authority.

Further, if the Surviving Company is unable to comply with the terms of any such collaboration agreements, it may be subject to fees or other liabilities and may ultimately lead to termination of the collaboration arrangement. Any such termination or expiration could harm the Surviving Company’s business reputation and may adversely affect it financially.

The Surviving Company expects to rely on third parties to conduct clinical trials for its drug candidates. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, or fail to comply with applicable laws and regulations, the Surviving Company may not be able to obtain regulatory approval for or commercialize any of its drug candidates and its business would be substantially harmed.

The Surviving Company expects to enter into agreements with third-party CROs to conduct and manage its clinical programs including contracting with clinical sites to perform its clinical studies. The Surviving Company plans to rely heavily on these parties for execution of clinical studies for its drug candidates and will control only certain aspects of their activities. Nevertheless, the Surviving Company will be responsible for ensuring that each of its studies is conducted in accordance with the applicable protocol, legal, regulatory and scientific standards, and its reliance on CROs and clinical sites will not relieve the Surviving Company of its regulatory responsibilities. The Surviving Company and its CROs will be required to comply with cGCPs, which are regulations and guidelines enforced by the FDA, the Competent Authorities of the Member States of the European Economic Area and comparable foreign regulatory authorities for any products in clinical development. The FDA and its foreign equivalents enforce these cGCP regulations through periodic inspections of trial sponsors, principal investigators and trial sites. If the Surviving Company or its CROs fail to comply with applicable cGCPs, the clinical data generated in its clinical trials may be deemed unreliable and the FDA or comparable foreign regulatory authorities may require the Surviving Company to perform additional clinical trials before approving its marketing applications. The Surviving Company cannot assure you that, upon inspection, the FDA or other regulatory authorities will determine that any of its clinical trials comply with cGCPs. In addition, the Surviving Company’s clinical trials must be conducted with products produced under cGMP regulations and will require a large number of test subjects. The Surviving Company’s failure or the failure of its CROs or clinical sites to comply with these regulations may require the Surviving Company to repeat clinical trials, which would delay the regulatory approval process and could also subject it to enforcement action up to and including civil and criminal penalties.

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Although the Surviving Company intends to design the clinical trials for its drug candidates in consultation with CROs, the Surviving Company expects that the CROs will manage all of the clinical trials conducted at contracted clinical sites. As a result, many important aspects of the Surviving Company’s drug development programs would be outside of its direct control. In addition, the CROs and clinical sites may not perform all of their obligations under arrangements with it or in compliance with regulatory requirements. If the CROs or clinical sites do not perform clinical trials in a satisfactory manner, breach their obligations to the Surviving Company or fail to comply with regulatory requirements, the development and commercialization of any of its drug candidates for the subject indication may be delayed or its development program materially and irreversibly harmed. The Surviving Company cannot control the amount and timing of resources these CROs and clinical sites will devote to its program or any of its drug candidates. If the Surviving Company is unable to rely on clinical data collected by its CROs, the Surviving Company could be required to repeat, extend the duration of, or increase the size of its clinical trials, which could significantly delay commercialization and require significantly greater expenditures.

If any of the Surviving Company’s relationships with these third-party CROs or clinical sites terminate, it may not be able to enter into arrangements with alternative CROs or clinical sites. If CROs do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced or if the quality or accuracy of the clinical data they obtain is compromised due to the failure to adhere to the Surviving Company’s clinical protocols, regulatory requirements or for other reasons, any such clinical trials may be extended, delayed or terminated, and the Surviving Company may not be able to obtain regulatory approval for or successfully commercialize its drug candidates. As a result, the Surviving Company’s financial results and the commercial prospects for any of its drug candidates would be harmed, its costs could increase and its ability to generate revenue could be delayed.

The Surviving Company will depend on a limited number of suppliers for materials and components required to manufacture its product candidates. The loss of these suppliers, or their failure to supply the Surviving Company on a timely basis, could cause delays in its current and future capacity and adversely affect its business.

The Surviving Company will depend on a limited number of suppliers for the materials, components, and supplies, including the active pharmaceutical ingredients, required to manufacture its product candidates. As a result, the Surviving Company may not be able to obtain sufficient quantities of critical materials and components in the future. Further, the Surviving Company has not yet contracted with appropriate suppliers for its drug product candidates and may be unable to do so on reasonable terms, if at all. The Surviving Company’s failure to enter into arrangements with appropriate suppliers, or to do so on reasonable terms, or any delay or interruption by its future suppliers may harm its business, results of operations and financial condition. In addition, the lead time needed to establish a relationship with a new supplier can be lengthy, and the Surviving Company may experience delays in meeting demand in the event it must switch to a new supplier. The time and effort to qualify for and, in some cases, obtain regulatory approval for a new supplier could result in additional costs, diversion of resources or reduced manufacturing yields, any of which would negatively impact the Surviving Company’s operating results. The Surviving Company’s dependence on single-source suppliers exposes it to numerous risks, including the following: the Surviving Company’s suppliers may cease or reduce production or deliveries, raise prices or renegotiate terms; the Surviving Company’s suppliers may become insolvent or cease trading; the Surviving Company may be unable to locate a suitable replacement supplier on acceptable terms or on a timely basis, or at all; and delays caused by supply issues may harm the Surviving Company’s reputation, frustrate its customers and cause them to turn to the Surviving Company’s competitors for future needs.

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Risks Related to Polomar’s Business

Polomar is a development stage company with a limited operating history, making it difficult for you to evaluate its business and your investment.

Polomar’s operations are subject to all of the risks inherent in the establishment of a new business enterprise, including but not limited to the absence of an operating history, lack of fully-developed or commercialized products and services, insufficient capital, expected substantial and continual losses for the foreseeable future, limited experience in dealing with regulatory issues, lack of manufacturing and marketing experience, need to rely on third parties for the development and commercialization of Polomar’s proposed products, a competitive environment characterized by well-established and well-capitalized competitors and reliance on key personnel.

Polomar may not be successful in carrying out its business objectives. The revenue and income potential of Polomar’s business and operations are unproven as the lack of operating history makes it difficult to evaluate the future prospects of its business. There is nothing at this time on which to base an assumption that Polomar’s business operations will prove to be successful or that it will ever be able to operate profitably. Accordingly, Polomar has no track record of successful business activities, strategic decision-making by management, fund-raising ability, and other factors that would allow an investor to assess the likelihood that Polomar will be successful in its business. There is a substantial risk that Polomar will not be successful in fully implementing its business plan, or if initially successful, in thereafter generating material operating revenues or in achieving profitable operations.

Since inception, Polomar has not established any material and recurring revenues or operations that will provide financial stability in the long term, and there can be no assurance that Polomar will realize its plans on its projected timetable (or at all) in order to reach sustainable or profitable operations.

Investors are subject to all the risks incident to the creation and development of a new business and each investor should be prepared to withstand a complete loss of his, her or its investment. Furthermore, the accompanying financial statements have been prepared assuming that Polomar will continue as a going concern. Polomar has not emerged from the development stage and may be unable to raise further equity. These factors raise substantial doubt about Polomar’s ability to continue as a going concern. Polomar’s financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Even if Polomar successfully develop and market its products and business plan, Polomar may not generate sufficient or sustainable revenue to achieve or sustain profitability, which could cause it to cease operations and cause you to lose all of your investment. Because Polomar is subject to these risks, you may have a difficult time evaluating Polomar’s business and your investment in Polomar.

Polomar is at an early stage of marketing and sales, and it has limited sales history.

Polomar’s efforts may not lead to commercially successful products, for a number of reasons, including that:

●	Polomar’s products and services may not be accepted by the individuals or commercial customers;

●	Polomar may not have adequate financial or other resources to complete the commercialization of its products and services; and Polomar’s services may not be accepted or may have significant competition in the marketplace.

●	if sales are delayed, Polomar may have to raise additional capital or reduce or cease its operations.

Polomar may never become profitable.

To become profitable, Polomar must successfully market and expand its existing and planned products and services. Polomar may never have any significant recurring revenues or become profitable. In order to become profitable, broad acceptance of compounding pharmaceutical services is necessary to make them profitable, and there can be no assurance that Polomar will attain this goal.

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If Polomar fails to obtain additional financing, it may be unable to complete the roll-out of its business and services.

Polomar’s operations will consume substantial amounts of cash. Polomar expects that its monthly cash used by operations will continue to increase for the next several years. Polomar’s ability to obtain additional financing will be subject to a number of factors, including market conditions, commercial acceptance of its products, its operating performance and the terms of its existing indebtedness. Polomar cannot assure you that it will be able to raise additional funds on terms favorable to Polomar or at all. If Polomar raises additional funds through the sale of equity or convertible debt securities, the ownership percentage of then existing stockholders will be reduced. In addition, any such transaction may dilute the value of Polomar Common Stock. Polomar may have to issue securities that have rights, preferences and privileges that rank senior to those of Polomar Common Stock. The terms of any additional indebtedness may include restrictive financial and operating covenants that would limit Polomar’s ability to compete and expand. Polomar’s failure to obtain any required future financing could materially and adversely affect its financial condition. If Polomar does not obtain adequate short-term working capital and permanent financing, it would have to curtail the roll-out of its business and services and adopt an alternative operating model to continue as a going concern.

Business or economic disruptions or global health concerns could seriously harm Polomar’s business.

Broad-based business or economic disruptions could adversely affect Polomar’s business. For example, in December 2019 an outbreak of a novel strain of coronavirus originated in Wuhan, China, and has since spread around the world. To date, this outbreak has already resulted in extended shutdowns of businesses around the world, including in the United States. Polomar believes the scope and severity of business shutdowns or disruptions has been significant, and as we and the third parties with whom Polomar engages, including its suppliers and customers and other third parties with whom it conducts business or intends to conduct business, experience shutdowns or other business disruptions, Polomar’s ability to conduct its business will likely be materially and negatively impacted.

Polomar is subject to significant related party short term debt and other current liabilities, which it may be unable to repay.

Polomar has accrued liabilities, including related party short-term loans payable and other liabilities of approximately over $1.1 million as of February 4, 2026. Polomar also expects to incur additional indebtedness from time to time to fund operations, which may come from Affiliates. Polomar’s operations are not currently able to generate sufficient cash flows to meet its payable and other liabilities, which could reduce its financial flexibility, increase interest expenses, and adversely impact Polomar’s operations. Polomar may not generate sufficient cash flow from operations to enable it to repay this indebtedness and to fund other liquidity needs, including capital expenditure requirements. Such indebtedness could affect Polomar’s operations in several ways, including the following:

●	a significant portion of Polomar’s cash flows could be required to be used to service such indebtedness.

●	a high level of indebtedness could increase Polomar’s vulnerability to general adverse economic and industry conditions.

●	any covenants contained in the agreements governing such outstanding indebtedness could limit Polomar’s ability to borrow additional funds, dispose of assets, pay dividends and make certain investments.

●	a high level of indebtedness may place Polomar at a competitive disadvantage compared to its competitors that are less leveraged and, therefore, Polomar’s competitors may be able to take advantage of opportunities that Polomar’s indebtedness may prevent it from pursuing.

●	debt covenants may affect Polomar’s flexibility in planning for, and reacting to, changes in the economy and in its industry, if any; and

●	any ability to convert or exchange such indebtedness for equity can cause substantial dilution to existing stockholders.

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Polomar’s competitors may develop and market products that are less expensive than Polomar’s product candidates.

The markets in which Polomar operates and intends to operate are highly competitive. It is possible that Polomar’s competitors will develop and market products and services that are less expensive, more effective or safer than Polomar’s existing and planned products and services or that will render Polomar’s offerings obsolete. Polomar expects that competition from companies in this sector will increase. Many of these competitors have substantially greater financial, technical, research and other resources than Polomar does. Polomar may not have the financial resources, technical and research expertise or marketing, distribution or support capabilities to compete successfully.

Polomar has an unproven business plan.

Polomar has an unproven business plan and does not expect to be profitable for the next several years. Before investing in Polomar’s securities, you should consider the challenges, expenses and difficulties that Polomar will face as an early-stage company seeking to develop and manufacture new products.

Polomar has a history of net losses and anticipates that it will continue to incur net losses for the foreseeable future.

Polomar has a history of losses and anticipate that it will continue to incur net losses for the foreseeable future. Polomar’s net losses were $1,341,333 and $587,997 for the years ended December 31, 2024, and 2023, respectively. As of December 31, 2024, Polomar had an accumulated deficit of $2,911,163. For the nine months ended September 30, 2025, Polomar incurred losses of approximately $1,712,193.

Viable markets for Polomar’s products may never develop, may take longer to develop than it anticipates or may not be sustainable.

Polomar must be able to develop additional commercially viable products for its business to succeed. If a viable market fails to develop or develops more slowly than Polomar anticipates, Polomar may be unable to recover the losses it will have incurred to develop its products and may be unable to achieve profitability. Polomar will need to develop adequate marketing capabilities in order to sell its products. In addition, the development of a viable market for Polomar’s products may be impacted by many factors which are partly or totally out of Polomar’s control, including:

●	the cost competitiveness of its products;

●	consumer reluctance to try a new product; and

●	consumer perceptions of its products’ safety or efficacy.

Polomar may not meet its development and commercialization milestones.

Polomar has established development and commercialization milestones that it uses to assess its progress toward developing a commercially viable business. Polomar cannot assure you that it will successfully achieve its milestones in the future or that any failure to achieve these milestones will not result in potential competitors gaining advantages in its target market. Failure to meet its commercialization milestones might have a Material Adverse Effect on Polomar’s operations and the value of Polomar’s stock.

Polomar’s business depends on retaining and attracting highly capable management and operating personnel.

Polomar’s success depends in large part on its ability to retain and attract qualified management and operating personnel. To retain and attract key personnel, Polomar plans to use various measures, including employment agreements, a stock incentive plan and incentive payments for key employees. These measures may not be enough to retain and attract the personnel Polomar needs or to offset the impact on Polomar’s business of the loss of the services of key officers or employees. Polomar could face difficulty hiring and retaining qualified management and operating personnel. If Polomar is unable to recruit, hire, develop and retain a talented, competitive work force, it may not be able to meet its strategic business objectives.

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Polomar may be unable to manage rapid growth effectively.

Polomar expects to enter a period of growth, which will place a significant strain on its senior management team and its financial and other resources. Polomar’s proposed expansion will expose it to increased competition, greater overhead, marketing and support costs and other risks associated with the commercialization of a new product. Polomar’s ability to manage its growth effectively will require it to continue to improve its operations and its financial and management information systems and to train, motivate and manage its employees. Difficulties in effectively managing the budgeting, forecasting and other process control issues presented by such a rapid expansion could harm Polomar’s business, prospects, results of operations and financial condition.

Credit market volatility and illiquidity may affect Polomar’s ability to raise capital to finance its operations, manufacturing expansion and growth.

The credit markets have remained illiquid despite injections of capital by the Federal government and foreign governments, and banks and other lenders, such as equipment leasing companies, have significantly increased credit requirements and reduced the amounts available to borrowers. Companies with low credit ratings may not have access to the debt markets until liquidity improves, if at all. If current credit market conditions do not improve, Polomar may not be able to access debt or leasing markets to finance its plant expansion plans.

Polomar’s financial results of operations could be materially adversely affected by impairment of its capitalized licensing fee or other intangible assets.

As a result of Polomar’s acquisitions, a significant portion of its total assets are intangible assets (including a capitalized licensing agreement with Pinata, a wholly owned subsidiary of Altanine). The capitalized licensing agreement and intangible assets, net, together accounted for approximately 99% of Polomar’s total assets as of December 31, 2024. Polomar expects to engage in additional acquisition or joint venture activity from time to time, which may result in its recognition of additional intangible assets, including goodwill. Polomar will continue to evaluate on a regular basis whether all or a portion of its intangible assets may be impaired. Under current accounting rules, any determination that impairment has occurred would require Polomar to record an impairment charge, which would negatively affect its earnings.

Risks Related to Intellectual Property

Polomar is substantially dependent on licensed patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to its rights or the rights of others may result in Polomar’s payment of significant monetary damages and/or royalty payments, negatively impact its ability to sell current or future products, or prohibit it from enforcing its patent and other proprietary rights against others.

Polomar is and will continue to be materially dependent on a combination of licensed patents, trade secrets, and trademarks, non-disclosure and non-competition agreements, and other intellectual property protections which will enable Polomar to maintain its proprietary competitiveness. Polomar may also be subject to patent litigation. Patent litigation against Polomar can result in significant damage awards and injunctions that could prevent Polomar’s manufacture and sale of affected products or require Polomar to pay significant royalties in order to continue to manufacture or sell affected products. At any given time, Polomar could potentially be involved as a plaintiff and/or as a defendant in a number of patent infringement and/or other contractual or intellectual property related actions, the outcomes of which may not be known for prolonged periods of time. While it is not possible to predict the outcome of such litigation, Polomar acknowledges the possibility that any such litigation could result in its payment of significant monetary damages and/or royalty payments, negatively impact its ability to sell current or future products, or prohibit it from enforcing its patent and proprietary rights against others, which would have a Material Adverse Effect on the financial condition of Polomar’s business and on Polomar’s business operations.

While Polomar intends to defend against any threats to its intellectual property, including its patents, trade secrets, and trademarks, and while Polomar intends to defend against any actual or threatened breaches of its non-disclosure and non-competition agreements, Polomar may not adequately protect its intellectual property or enforce such agreements. Further, patent or trademark applications currently pending that are owned by Polomar may not result in patents or trademarks being issued to Polomar, patents or trademarks issued to or licensed by Polomar in the past or in the future may be challenged or circumvented by competitors and such patents or trademarks may be found invalid, unenforceable or insufficiently broad to protect Polomar’s proprietary advantages.

Competitors may harm Polomar’s sales by designing products or offering services that mirror the capabilities of Polomar’s products, or the technology contained therein, without infringing Polomar’s intellectual property rights. If Polomar is unable to protect its intellectual property, it could have a Material Adverse Effect on Polomar’s financial condition and business operations.

Polomar may be unable to adequately prevent disclosure of trade secrets and other proprietary information.

Polomar relies on trade secrets to protect its proprietary know-how and technological advances, especially where it does not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. Polomar relies in part on confidentiality agreements with its employees, consultants, and other advisors to protect its trade secrets and other proprietary information. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover Polomar’s trade secrets and proprietary information. Costly and time-consuming litigation could be necessary to enforce and determine the scope of Polomar’s proprietary rights. Failure to obtain or maintain trade secret protection could enable competitors to use Polomar’s proprietary information to develop products that compete with Polomar’s products or cause additional, Material Adverse Effects upon Polomar’s competitive business position.

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A significant portion of Polomar’s business may infringe on existing patents. Litigation regarding patents, patent applications and other proprietary rights may be expensive and time consuming. If Polomar is involved in such litigation, it could cause delays in bringing product candidates to market and harm Polomar’s ability to operate.

Polomar dispenses compounded versions of GLP-1 agonist drugs which include liraglutide and semaglutide, these drugs are marketed by Novo Nordisk (Ozempic and Wegovy), respectively. Novo Nordisk holds patent nos. US8129343 (expires December 2031) and US10335462 (expires June 2033) for certain doses of semaglutide utilizing a subcutaneous delivery route. Liraglutide is currently available as a generic drug, and Polomar is exploring various alternative methods of dispensing this medication including oral, intranasal and compounded subcutaneous injection.

Polomar’s commercial success will depend in part on its ability to use, sell and offer to sell its products and services without infringing patents or other proprietary rights of third parties. Other parties may obtain patents in the future and allege that the use of Polomar’s technologies infringes these patent claims or that Polomar is employing their proprietary technology without authorization. Likewise, third parties may challenge or infringe upon Polomar’s or Polomar’s licensors’ existing or future patents.

Even if Polomar is successful in these proceedings, it may incur substantial costs and divert management time and attention in pursuing these proceedings. If Polomar is unable to avoid infringing the patent rights of others, it may be required to seek a license, defend an infringement action or challenge the validity of the patents in court. Patent litigation is costly and time-consuming. Polomar may not have sufficient resources to bring these actions to a successful conclusion. In addition, if Polomar does not obtain a license, develop or obtain non-infringing technology, fail to defend an infringement action successfully or have its patents declared invalid, Polomar may incur substantial monetary damages; encounter significant delays in bringing its product candidates to market; or be precluded from participating in the manufacture, use or sale of its product candidates or methods of treatment requiring licenses.

Polomar’s position as a relatively small company may cause it to be at a significant disadvantage in defending its intellectual property rights and in defending against infringement claims by third parties.

Litigation relating to the ownership and use of intellectual property is expensive, and Polomar’s position as a relatively small company in an industry dominated by very large companies may cause it to be at a significant disadvantage in defending its intellectual property rights and in defending against claims that any of Polomar’s product candidates infringes or misappropriates third-party intellectual property rights. In addition, any uncertainties resulting from the initiation and continuation of any litigation could have a Material Adverse Effect on Polomar’s ability to raise the funds necessary to continue its operations.

The Combined Company may not be able to enforce its intellectual property rights throughout the world.

The laws of some foreign countries do not protect intellectual property rights to the same extent as the laws of the United States. Companies have encountered significant problems in protecting and defending intellectual property rights in certain foreign jurisdictions. The legal systems of some countries, particularly developing countries, do not favor the enforcement of patents and other intellectual property protection, especially those relating to life sciences. This could make it difficult for the Combined Company to stop the infringement of its patents or the misappropriation of its other intellectual property rights. For example, many foreign countries have compulsory licensing laws under which a patent owner must grant licenses to third parties. In addition, many countries limit the enforceability of patents against third parties, including government agencies or government contractors. In these countries, patents may provide limited or no benefit.

Proceedings to enforce patent rights in foreign jurisdictions, whether or not successful, could result in substantial costs and divert the Combined Company’s efforts and attention from other aspects of its business. In addition, changes in the law and legal decisions by courts in the United States and foreign countries may affect its ability to obtain and enforce adequate intellectual property protection for its products and technology.

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If the Combined Company is unable to obtain patent protection for its product candidates, or if the scope of the patent protection obtained is not sufficiently broad, the Combined Company may not be able to compete effectively in its markets.

The Combined Company relies upon a combination of patent applications, trademarks, trade secret protection, and confidentiality agreements to protect the intellectual property related to its product candidates. If the Combined Company is unable to obtain, maintain or enforce its intellectual property rights of sufficient scope, its business, financial condition, results of operations and prospects could be materially harmed.

None of the Surviving Company’s patent applications Altanine filed has issued as a granted patent. The patent applications that the Surviving Company owns may fail to result in issued patents with claims that protect its product candidates in the United States or in other foreign countries. There is no assurance that all of the potentially relevant prior art relating to the Combined Company’s patent applications has been found, which can prevent a patent from issuing from a pending patent application. Even if patents do successfully issue and even if such patents cover the Surviving Company’s product candidates, third parties may challenge their validity, enforceability or scope, which may result in such patents being narrowed, invalidated or held unenforceable. Any successful opposition or challenge to such patents or any other patents owned by or licensed to the Combined Company could deprive it of rights necessary to exclude others from using its technology in their commercial products. Further, if the Combined Company encounters delays in regulatory approvals, the period of time during which it could market a product candidate under patent protection could be reduced.

The patent application process is subject to numerous risks and uncertainties, and there can be no assurance that the Combined Company or any of its potential future collaborators will be successful in protecting its product candidates by obtaining and defending patents. These risks and uncertainties include the following:

●	the U.S. Patent and Trademark Office (“USPTO”) and various foreign governmental patent agencies require compliance with a number of procedural, documentary, fee payment and other provisions during the patent process, the non-compliance with which can result in abandonment or lapse of a patent or patent application, and partial or complete loss of patent rights in the relevant jurisdiction;

●	patent applications may not result in any patents being issued;

●	patents may be challenged, invalidated, modified, revoked, circumvented, found to be unenforceable or otherwise may not provide any competitive advantage;

●	the Combined Company’s competitors, many of whom have substantially greater resources than it do and many of whom have made significant investments in competing technologies, may seek or may have already obtained patents that will limit, interfere with or block the Surviving Company, the Polomar Licensees’ or any future licensee’s ability to make, use and sell the Surviving Company’s product candidates;

●	there may be significant pressure on the U.S. government and international governmental bodies to limit the scope of patent protection both inside and outside the United States for disease treatments that prove successful, as a matter of public policy regarding worldwide health concerns;

●	countries other than the United States may have patent laws less favorable to patentees than those upheld by U.S. courts, allowing foreign competitors a better opportunity to create, develop and market competing products;

●	other parties may design around the Combined Company’s claims or develop technologies that may be related or competitive to its platform;

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●	other parties may receive patents that overlap or conflict with the Combined Company’s patent applications, either by claiming the same methods or formulations or by claiming subject matter that could dominate its patent position;

●	any successful opposition to any patents owned by or licensed to the Surviving Company could deprive it, the Polomar Licensees and any future licensee of rights necessary for the practice of the Surviving Company’s technologies or the successful commercialization of any products or product candidates that it may develop; and

●	because patent applications in the United States and most other countries are confidential for a period of time after filing, the Combined Company cannot be certain that it was the first to file any patent application related to its product candidates, proprietary technologies and their uses.

The patent prosecution process is also expensive and time-consuming, and the Combined Company may not be able to file and prosecute all necessary or desirable patent applications at a reasonable cost or in a timely manner or in all jurisdictions where protection may be commercially advantageous. It is also possible that the Combined Company will fail to identify patentable aspects of its research and development output before it is too late to obtain patent protection.

If the patent applications the Combined Company holds with respect to its development programs and product candidates fail to issue, if their breadth or strength of protection is threatened, or if they fail to provide meaningful exclusivity for its product candidates, it could dissuade other companies from collaborating with the Combined Company to develop new product candidates and threaten the Surviving Company’s, the Polomar Licensees’ or any future licensee’s ability to commercialize the Combined Company’s product candidates. Any such outcome could have a materially adverse effect on the Combined Company’s business.

The Combined Company may become involved in lawsuits to protect or enforce its patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

Competitors may infringe the Combined Company’s patents, trademarks, copyrights or other intellectual property. To counter infringement or unauthorized use, the Combined Company may be required to file infringement and/or misappropriation claims, which can be expensive and time-consuming and divert the time and attention of its management and key personnel. Any claims the Combined Company asserts against perceived infringers could provoke these parties to assert counterclaims against the Combined Company alleging that it infringes their patents, in addition to counterclaims asserting that the Combined Company ‘s patents are invalid or unenforceable, or both. In any patent infringement proceeding, there is a risk that a court will decide that a patent of the Combined Company is invalid or unenforceable, in whole or in part, and that the Combined Company does not have the right to exclude others from using the patented invention at issue. There is also a risk that, even if the validity of such patents is upheld, the court will construe such patent’s claims narrowly or decide that the Combined Company does not have the right to exclude others from using the invention at issue on the grounds that its patent claims do not cover the invention. An adverse outcome in a litigation or proceeding involving the Combined Company’s patents could limit its ability to assert its patents against third parties or competitors and may curtail or preclude its ability to exclude third parties from making and selling similar or competitive products. Any of these occurrences could adversely affect the Combined Company’s business, financial condition and results of operations. Similarly, if the Combined Company asserts trademark infringement claims, a court may determine that the marks the Combined Company has asserted are invalid or unenforceable, or that the party against whom it has asserted trademark infringement has superior rights to the marks in question. In this case, the Combined Company could ultimately be forced to cease use of such trademarks.

Even if the Combined Company establishes infringement, the court may decide not to grant an injunction against further infringing activity and instead award only monetary damages, which may not be an adequate remedy. Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of the Combined Company’s confidential information could be compromised by disclosure during litigation.

Moreover, there can be no assurance that the Combined Company will have sufficient financial or other resources to file and pursue such infringement claims, which typically last for years before they are concluded. Even if the Combined Company ultimately prevails in such claims, the monetary cost of such litigation and the diversion of the attention of its management and scientific personnel could outweigh any benefit the Combined Company receives as a result of the proceedings.

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Because of the expense and uncertainty of litigation, the Combined Company may forego asserting its rights because the cost of bringing and enforcing such a claim or action may be too high or not in the best interest of the Combined Company or the Polomar Stockholders. In such cases, the Combined Company may decide that the more prudent course of action is to simply monitor the situation or initiate or seek some other non-litigious action or solution. Any of the foregoing may have a Material Adverse Effect on the Combined Company’s business, financial condition and results of operations.

If the Combined Company’s intellectual property rights are invalidated or circumvented, its business, financial condition and results of operations will be adversely affected.

The Combined Company’s long-term success depends on its ability to continually discover, develop and commercialize innovative new pharmaceutical products. Without strong intellectual property protection, the Combined Company would be unable to generate the returns necessary to support the enormous investments in research and development and capital as well as other expenditures required to bring new product candidates to the market and for commercialization.

Intellectual property protection varies throughout the world and is subject to change over time. In the United States, for small molecule drug products, which includes the chemical compounds in the Surviving Company’s product candidates, the Hatch-Waxman Act provides generic companies powerful incentives to seek to invalidate patents. As a result, the Combined Company expects that its U.S. patents on major pharmaceutical products will be routinely challenged, and there can be no assurance that its patents will be upheld. Defense of these claims, regardless of their merit, would involve substantial litigation expense and would be a distraction to management and other employees. In addition, competitors or other third parties may claim that the Combined Company’s activities infringe patents or other intellectual property rights held by them. If successful, such claims could result in the Combined Company being unable to (i) obtain regulatory approval before the expiration of such patents, (ii) market a product in a particular territory or (iii) be required to pay damages for past infringement or royalties on future sales.

The Surviving Company’s drug development strategy relies heavily upon the 505(b)(2) regulatory approval pathway, which requires it to certify that it does not infringe upon third-party patents listed in the Orange Book covering approved drugs. Such certifications routinely result in third-party claims of intellectual property infringement and a delay of FDA product approval.

Utilizing the 505(b)(2) regulatory pathway for the approval of product candidates, permits the Surviving Company to rely in whole or in part on studies conducted by third parties related to approved drug products that contain the API, formulations thereof, or methods of use. As a result of utilizing the 505(b)(2) pathway, the Surviving Company will be required to certify to the FDA as to its product candidates that either: (i) there is no patent information listed in the FDA’s Orange Book with respect to such third party approved product(s); (ii) the patents listed in the Orange Book have expired; (iii) the patents listed in the Orange Book have not expired, but will expire on a particular date and approval is sought after patent expiration; or (iv) the listed patents are invalid or will not be infringed by the manufacture, use or sale of the Surviving Company’s proposed drug product. If the Surviving Company certifies to the FDA that any patent listed in the Orange Book is invalid or not infringed (a “Paragraph IV certification”), a notice of the Paragraph IV certification must also be sent to the patent owner once the Surviving Company’s 505(b)(2) NDA is accepted for filing by the FDA. The timing of the Paragraph IV notice letter is key: the applicant has 20 days to send the notice letter after receiving FDA’s acknowledgment that the ANDA has been received and is ready for substantive review. The applicant cannot send the notice letter to the third party until it has received this acknowledgment.

The required contents of the notice letter include a detailed statement of the factual and legal bases of the applicant’s invalidity, unenforceability, and/or non-infringement positions. While the invalidity positions in the notice letter are not binding in subsequent litigation, they must be made in good faith and must be legally and scientifically vetted and therefore are expensive to prepare. Failures to meet this standard have been factors supporting awards of attorneys and expert fees to the brand plaintiffs. Notice letters, and the associated non-infringement and invalidity positions described therein, are not confidential.

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Filing an 505(b)(2) NDA with a PIV certification is an artificial act of infringement that allows the third party to file a patent infringement suit before the product candidate is commercialized. The filing of a patent infringement lawsuit within 45 days of receipt of the notice letter automatically prevents the FDA from approving the Surviving Company’s 505(b)(2) NDA until the earliest of 30 months (which can be extended or shortened by the court) or the date on which the patent expires, the lawsuit is settled, or the court reaches a decision in the lawsuit in the Surviving Company’s favor. If the third party does not file a patent infringement lawsuit within the required 45-day period, the Surviving Company’s 505(b)(2) NDA will not be subject to the 30-month stay. However, even if the third party does not sue within the 45-day time limit, thereby invoking the 30-month stay, it may still challenge the Surviving Company’s right to market its product upon FDA approval; therefore, some risk of an infringement suit remains even after the expiry of the 45-day limit.

Three of the Surviving Company’s four product candidates, namely ALT – 301, ALT – 302, and ALT – 304, each as more than one patent listed in the Orange Book for products currently approved by the FDA and marketed by third parties. The blocking Orange Book patents expire at different times and the Surviving Company has not yet determined which certification it will state in its 505(b)(2) NDA. The Surviving Company’s certification statement will be informed by, among other things, the expiration date of the currently listed Orange Book patents for these product candidates. Without stating any position as to infringement or validity of the patents listed in the Orange Book, the Surviving Company notes the expiration date range of such patents for the following APIs: metformin - patent expiring from March 2025-May 2035; semaglutide - patent expiring from August 2025-June 2033; liraglutide – patents expiring February 2026-July 2037; and sumatriptan - patent expiring from August 2025-January 2036. In the event the Surviving Company chooses Paragraph IV certification for these product candidates, it may invest significant time and expense in the development of these product candidates only to be subject to significant delay and patent litigation before these product candidates may approved by the FDA and commercialized. The Surviving Company may not be successful in defending any patent infringement claim. Even if it is found not to infringe, or a plaintiff’s patent claims are found invalid or unenforceable, defending any such infringement claim would be expensive and time-consuming, and would delay launch of the Surviving Company’s products or its other product candidates and distract management from their normal responsibilities.

When determining whether and when to go to market for a particular small molecule, the Surviving Company routinely conduct patent landscape analyses which include reviewing potentially relevant Orange Book listed patents, if any. If potentially relevant Orange Book listed patents are present, the Surviving Company routinely evaluate the following: the estimated expiration date of those patents (relative to its estimated timeline to go to market for a particular drug), individual patent claim scopes and interpretation, and at least preliminary determinations regarding non-infringement, invalidity (including anticipation, obviousness, lack of written description, and lack of enablement of the claims), and possible inequitable conduct during prosecution based on a review of the patent(s)’ prosecution history. These evaluations can, for some drugs, impact the Surviving Company’s prioritization of certain pipeline product candidates; however, this has not affected its current product candidates.

No patents are currently listed in the Orange Book in relation to sildenafil. Therefore, the Surviving Company’s 505(b)(2) NDA certification for its ALT – 303 product candidate would be under Paragraph I and not subject to the aforementioned risks.

If the Combined Company’s trademarks and trade names are not adequately protected, then it may not be able to build name recognition and its business, financial condition and results of operations may be adversely affected.

Altanine filed a trademark application for the mark “ALTANINE” in the United States under Section 1(b) or with an “intent to use” designation for certain goods and services. The USPTO examines and publishes such applications in the same manner as applications claiming prior actual use of a trademark. However, assuming all other requirements are met, the USPTO will not register the trademark until the Surviving Company files an Amendment to Allege Use or Statement of Use, with appropriate evidence showing that it is actually using the trademark in commerce with the goods and services specified in the application. Any trademark applications the Combined Company has filed, may file for its product candidates, or may file in the future are not guaranteed to be allowed for registration, and even if they are, the Combined Company may fail to maintain or enforce such registered trademarks. During trademark registration proceedings in any jurisdiction, the Combined Company may receive rejections. The Combined Company is given an opportunity to respond to those rejections, but it may not be able to overcome such rejections. In addition, in the USPTO and in comparable agencies in many other jurisdictions, third parties are given an opportunity to oppose pending trademark applications and to seek to cancel registered trademarks. Opposition or cancellation proceedings may be filed against the Combined Company’s trademarks, and its trademarks may not survive such proceedings. If the Combined Company is unable to secure registration for its trademark in the U.S. or other countries, it may encounter more difficulty in enforcing them against third parties than it otherwise would, which could adversely affect its business.

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In addition, any proprietary name the Combined Company proposes to use with any other product candidate in the United States must be approved by the FDA, regardless of whether it has have registered it, or applied to register it, as a trademark. The FDA typically conduct a review of proposed product names, including an evaluation of potential for confusion with other product names. There is no guarantee that the FDA will conclude that any proprietary name proposed will be acceptable. If the FDA objects to the Combined Company’s proposed proprietary product name, it may be required to expend significant additional resources in an effort to identify a suitable proprietary product name that would qualify under applicable trademark laws, not infringe, misappropriate or otherwise violate the existing rights of third parties and be acceptable to the FDA.

Over the long term, if the Combined Company is unable to establish name recognition based on its trademarks and trade names, then it may not be able to compete effectively and its business, financial condition and results of operations may be adversely affected. The Combined Company’s efforts to enforce or protect its proprietary rights related to trademarks, trade secrets, domain names, copyrights or other intellectual property may be ineffective and could result in substantial costs and diversion of resources.

Confidentiality agreements with employees, consultants, advisors, collaborators, licensees, or any third party may not adequately prevent disclosure of the Combined Company’s trade secrets and other proprietary information and may not adequately protect its intellectual property, which could limit its ability to compete.

To help protect the Combined Company’s proprietary know-how and its inventions for which patents may be unobtainable or difficult to obtain, or prior to seeking patent protection, it relies on trade secret protection and confidentiality agreements. To this end, the Combined Company requires all its employees, consultants and advisors to enter into agreements that prohibit the disclosure of confidential information and, where applicable, require disclosure and assignment to the Combined Company of the ideas, developments, discoveries and inventions important to its business. These agreements typically limit the rights of the third parties to use or disclose the Combined Company’s confidential information. It also typically obtain agreements from these parties that provide that inventions conceived by the party in the course of rendering services to the Combined Company will be its exclusive property.

However, current or former employees, consultants or advisors may unintentionally or willfully disclose the Combined Company’s confidential information to competitors, and confidentiality agreements may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. The need to share trade secrets and other confidential information increases the risk that such trade secrets become known by the Combined Company’s competitors, are inadvertently incorporated into the technology of others, or are disclosed or used in violation of these agreements. Given that its competitive position is based, in part, on the Combined Company’s know-how and trade secrets, a competitor’s discovery of trade secrets or other unauthorized use or disclosure would impair the Combined Company’s competitive position and may have an adverse effect on its business, financial condition and results of operations. Enforcing a claim that a third party obtained illegally, and is using, trade secrets and/or confidential know-how is expensive, time-consuming and unpredictable, and the enforceability of confidentiality agreements may vary from jurisdiction to jurisdiction.

If any of the Combined Company’s trade secrets, know-how or other proprietary information is disclosed, the value of its trade secrets, know-how and other proprietary rights would be significantly impaired and its business and competitive position would suffer. Moreover, the Combined Company’s third-party licensing partners may retain rights in some of its proprietary or joint trade secrets, know-how, patented inventions or other proprietary information, including rights to sublicense and rights of publication, which may adversely impact its ability to obtain patents and protect trade secrets, know-how or other proprietary information.

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The Combined Company may be subject to claims asserting that its employees, consultants or advisors have wrongfully used or disclosed alleged trade secrets of their current or former employers or claims asserting ownership of what the Combined Company regards as its own intellectual property.

Certain of the Combined Company’s employees, consultants or advisors are currently, or were previously, employed at universities and other research institutions or other biotechnology or pharmaceutical companies, including its competitors or potential competitors. Although the Combined Company tries to ensure that its employees, consultants and advisors do not use the proprietary information or know-how of others in their work for it, the Combined Company may be subject to claims that these individuals, or it, has used or disclosed intellectual property, including trade secrets or other proprietary information, of any such individual’s current or former employer. The Combined Company may also be subject to claims that patents and applications that it may file are rightfully owned by third parties. Litigation may be necessary to defend against these claims. If the Combined Company fails in defending any such claims, in addition to paying monetary damages, it may lose valuable intellectual property rights or personnel. An inability to incorporate such technologies or features would have a Material Adverse Effect on the Combined Company’s business, financial condition and results of operations and may prevent successful commercializing of its product candidates, if approved. Moreover, any such litigation or the threat of such litigation may adversely affect its ability to hire employees or contract with independent contractors. A loss of key personnel or their work product could hamper or prevent commercialization of the Combined Company’s product candidates, if approved. Even if the Combined Company is successful in defending against such claims, litigation could result in substantial costs and be a distraction to management.

In addition, while it is the Combined Company’s policy to require its employees and contractors who may be involved in the conception or development of intellectual property to execute agreements assigning such intellectual property to it, the Combined Company may be unsuccessful in executing such an agreement with each party who, in fact, conceives or develops intellectual property that it regard as its own. Moreover, even when the Combined Company obtains agreements assigning intellectual property to it, the assignment of intellectual property rights may not be self-executing or the assignment agreements may be breached, and the Combined Company may be forced to bring claims against third parties, or defend claims that they may bring against it, to determine the ownership of what the Combined Company regards as its intellectual property. In addition, individuals executing agreements with the Combined Company may have preexisting or competing obligations to a third party.

Polomar’s position as a relatively small company may cause it to be at a significant disadvantage in defending its intellectual property rights and in defending against infringement claims by third parties.

Litigation relating to the ownership and use of intellectual property is expensive, and Polomar’s position as a relatively small company in an industry dominated by very large companies may cause it to be at a significant disadvantage in defending its intellectual property rights and in defending against claims that any of its product candidates infringes or misappropriates third-party intellectual property rights. Some of the Combined Company’s competitors may be able to sustain the costs of complex patent litigation more effectively than the Combined Company can because they have substantially greater resources. In addition, any uncertainties resulting from the initiation and continuation of any litigation could have a Material Adverse Effect on Polomar’s ability to raise the funds necessary to continue its operations.

The Combined Company’s reliance on third parties may require it to share its trade secrets, which increases the possibility that its trade secrets will be misappropriated or disclosed.

Because the Combined Company relies on third parties to help manufacture and supply its products and product candidates, and it expects to collaborate with third parties on the continuing development of future product candidates, the Combined Company must, at times, share trade secrets with them. The Combined Company also expects to conduct research and development programs that may require it to share trade secrets under the terms of its partnerships or agreements with CROs, research institutions and/or investigators. The Combined Company seeks to protect its proprietary technology in part by entering into agreements containing confidentiality and use restrictions and obligations, including, material transfer agreements, consulting agreements, confidentiality agreements or other similar agreements with its advisors, contractors, service providers and consultants prior to disclosing proprietary information. These agreements typically limit the rights of the third parties to use or disclose the Combined Company’s confidential information, including its trade secrets. Despite the contractual provisions employed when working with third parties, the need to share trade secrets and other confidential information increases the risk that such trade secrets become known by its competitors, are inadvertently incorporated into the technology of others, or are disclosed or used in violation of these agreements. Given that the Combined Company’s proprietary position is based, in part, on its know-how and trade secrets, a competitor’s discovery of the Combined Company’s trade secrets or other unauthorized use or disclosure would impair its competitive position and may have an adverse effect on its business, financial condition and results of operations.

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In addition, these agreements typically restrict the ability of the Combined Company’s advisors, third-party contractors and consultants to publish data potentially relating to its trade secrets, although its agreements may contain certain limited publication rights. Despite the Combined Company’s efforts to protect its trade secrets, its competitors may discover its trade secrets, either through breach of the Combined Company’s agreements with third parties, independent development or publication of information by any of the Combined Company’s third-party collaborators. A competitor’s discovery of the Combined Company’s trade secrets would impair the Combined Company’s competitive position and have an adverse impact on its business, financial condition and results of operations.

Obtaining and maintaining the Combined Company’s patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and the Combined Company’s patent protection could be reduced or eliminated for non-compliance with these requirements.

The USPTO and various foreign patent agencies require compliance with a number of procedural, documentary, fee payment and other provisions to maintain patent applications and issued patents. For example, periodic maintenance fees on any issued patent are due to be paid to the USPTO and other foreign patent agencies in several stages over the lifetime of the patent. The USPTO and various foreign national or international patent agencies require compliance with a number of procedural, documentary, fee payment, and other similar provisions during the patent application process. While an inadvertent lapse can in many cases be cured by payment of a late fee or by other means in accordance with the applicable rules, there are situations in which non-compliance can result in abandonment or lapse of the patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. Non-compliance events that could result in abandonment or lapse of patent rights include, but are not limited to, failure to timely file national and regional stage patent applications based on the Combined Company’s international patent application, failure to respond to official actions within prescribed time limits, non-payment of fees, and failure to properly legalize and submit formal documents. If the Combined Company fails to maintain the patent applications covering its product candidates, its competitors may be able to enter the market, which would have an adverse effect on its business, financial condition and results of operations.

Claims that the Combined Company infringes, misappropriates, or violates the intellectual property rights of third parties may give rise to costly and lengthy litigation, and the Combined Company could be prevented from selling products, forced to pay damages and defend against litigation.

There is a substantial amount of litigation, both within and outside the U.S., involving patent and other intellectual property rights in the pharmaceutical industry. If the Combined Company is sued for patent infringement, it would need to demonstrate that its products or methods either do not infringe the patent claims of the relevant patent or that the patent claims are invalid, and the Combined Company may not be able to do either. The Combined Company cannot be certain that others have not filed patent applications for technology covered by its pending applications, or that it was the first to invent the technology, due to the complexity of the patent process, including:

●	some patent applications in the United States may be maintained in secrecy until the patents are issued;

●	patent applications in the United States and elsewhere can be pending for many years before issuance, or unintentionally abandoned patents or applications can be revived;

●	pending patent applications that have been published can, subject to certain limitations, be later amended in a manner that could cover the Combined Company’s technologies, its product candidates or the use of its product candidates;

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●	the claim coverage of issued patents is subject to interpretation by the courts, and the interpretation is not always uniform;

●	identification of third-party patent rights that may be relevant to the Combined Company’s technology is difficult because patent searching is imperfect due to differences in terminology among patents, incomplete databases and the difficulty in assessing the meaning of patent claims;

●	patent applications in the United States are typically not published until 18 months after the priority date; and

●	publications in scientific literature often lag behind actual discoveries.

An adverse determination in any proceeding before patent authorities or in litigation could reduce the scope of, or invalidate or render unenforceable, the Combined Company’s patent rights, allow third parties to commercialize its product candidates and other proprietary technologies the Combined Company may develop and compete directly with its technology, without payment to it, or result in the Surviving Company, the Polomar Licensees’ or any future licensee’s inability to manufacture or commercialize the Combined Company’s products without infringing third-party patent rights. Parties making claims against the Surviving Company, the Polomar Licensees or any future licensee for infringement or misappropriation of their intellectual property rights may also seek and obtain injunctive or other equitable relief, which could effectively block further development and commercialization one or more of the Combined Company’s product candidates.

Further, if the Combined Company collaborates with third parties in the development of technology in the future, its collaborators may not properly maintain or defend its intellectual property rights or may use the Combined Company’s proprietary information in such a way as to invite litigation that could jeopardize or invalidate the Combined Company’s intellectual property or proprietary information or expose it to litigation or potential liability. Collaborators may infringe the intellectual property rights of third parties, which may expose the Combined Company to litigation and potential liability. In the future, the Combined Company may agree to indemnify its commercial collaborators against certain intellectual property infringement claims brought by third parties, which could result in costly litigation, diversion of time and resources and delay or prevent product development.

Even if the Combined Company was to prevail, any litigation or administrative proceeding could be costly and time-consuming and would divert the attention of its management and key personnel from its business operations. Furthermore, as a result of a patent infringement suit brought against the Combined Company, it may be forced to stop or delay developing, manufacturing or selling technologies, product candidates or potential products that are claimed to infringe a third party’s intellectual property unless that party grants the Combined Company or its strategic partners’ or licensees’ rights to use its intellectual property. Ultimately, the Combined Company may be unable to develop some of its product candidates, discontinue development of a product candidate or cease some of its business operations as a result of patent infringement claims, which could severely harm the Combined Company’s business, financial condition and results of operations.

Risks Related to Polomar’s Common Stock

There is a limited trading market for Polomar Common Stock, which could make it difficult for you to liquidate an investment in Polomar Common Stock, in a timely manner.

Polomar Common Stock is currently traded on the OTC Pink market. Because there is a limited public market for Polomar Common Stock, you may not be able to liquidate your investment when you want. Polomar cannot assure you that an active trading market for Polomar Common Stock will ever develop.

There is limited trading in Polomar Common Stock, and Polomar cannot assure you that an active public market for Polomar Common Stock will ever develop. The lack of an active public trading market means that you may not be able to sell your shares of Polomar Common Stock when you want, thereby increasing your market risk. Until Polomar Common Stock is listed on a national securities exchange, which Polomar can provide no assurance, Polomar expects that it will continue to be listed on the OTC Pink market. An investor may find it difficult to obtain accurate quotations as to the market value of the Polomar Common Stock and trading of Polomar Common Stock may be extremely sporadic. For example, several days may pass before any shares may be traded. A more active market for Polomar Common Stock may never develop. In addition, if Polomar failed to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell Polomar’s securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling the common stock, which may further affect its liquidity. This would also make it more difficult for Polomar to raise additional capital.

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Polomar cannot assure you that Polomar Common Stock will become listed on a securities exchange and the failure to do so may adversely affect your ability to dispose of Polomar Common Stock in a timely fashion.

Polomar plans to seek listing of Polomar Common Stock on Nasdaq as soon as reasonably practicable. Polomar may not currently meet the initial listing standards of any of those exchanges or any other stock exchange and cannot assure you when or if it will meet the listing standards, or that it will be able to maintain a listing of the Polomar Common Stock on any stock exchange.

The market price and trading volume of the Polomar Common Stock may be volatile, which may adversely affect its market price.

The market price of the Polomar Common Stock is likely to be volatile. The stock market in general and the market for securities of biotechnology and pharmaceutical companies in particular have historically been highly volatile, and the market has from time–to-time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. The market price of the Polomar Common Stock could be subject to significant fluctuations due to factors such as:

●	actual or anticipated fluctuations in Polomar’s financial condition or results of operations;

●	the success or failure of Polomar’s operating strategies and its perceived prospects; realization of any of the risks described in this section; failure to be covered by securities analysts or failure to meet the expectations of securities analysts;

●	results of clinical trials and preclinical studies, and the results of trials of Polomar’s competitors or those of other companies in its market sector;

●	Polomar’s ability to obtain and maintain regulatory approval of its product candidates or additional indications thereof, or limitations to specific label indications or patient populations for its use, or changes or delays in the regulatory review process;

●	announcements concerning the progress and success of the Surviving Company’s clinical trials, its ability to obtain regulatory approval for and commercialize of its product candidates;

●	market conditions in the pharmaceutical and biotechnology sectors or the economy as a whole;

●	announcements by Polomar or its competitors of significant acquisitions, strategic partnerships, joint ventures, or capital commitments;

●	price and volume fluctuations in the overall stock market;

●	the Surviving Company’s ability to enroll patients in future clinical studies;

●	the failure of the Surviving Company’s product candidates, if approved, to achieve commercial success;

●	achievement of expected product sales and profitability;

●	announcements of the introduction of new products by Polomar or its competitors;

●	developments concerning product development results or intellectual property rights of others;

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●	litigation or public concern about the safety of Polomar’s products;

●	actual fluctuations in Polomar’s quarterly operating results, and concerns by investors that such fluctuations may occur in the future;

●	deviations in Polomar’s operating results from the estimates of securities analysts or other analyst comments;

●	additions or departures of key personnel;

●	sales of Polomar’s stock by it, Polomar’s insiders or Polomar’s stockholders, as well as the anticipation of lock-up releases or expiration of market stand-off or lock-up agreements;

●	healthcare reform legislation, including measures directed at controlling the pricing of pharmaceutical products, and third-party coverage and reimbursement policies;

●	developments concerning current or future strategic collaborations;

●	discussion of Polomar or its stock price by the financial and scientific press and in online investor communities.

●	a decline in the stock prices of peer companies; and

●	a discount in the trading multiple of Polomar Common Stock relative to that of common stock of certain of Polomar’s peer companies due to perceived risks associated with Polomar’s smaller size.

In addition, in the past, stockholders have initiated class action lawsuits against biopharmaceutical companies following periods of volatility in the market prices of these companies’ stock. Such litigation, if instituted against Polomar, could cause Polomar to incur substantial costs, divert Polomar’s management’s attention and resources and damage Polomar’s reputation, which could have a Material Adverse Effect on Polomar’s business, financial condition, results of operations and prospects.

As a result, shares of Polomar Common Stock may trade at prices significantly below the price you paid to acquire them. Furthermore, declines in the price of Polomar Common Stock may adversely affect Polomar’s ability to conduct future offerings or to recruit and retain key employees, including its managing directors and other key professional employees.

Your interest in Polomar may be diluted if Polomar issues additional shares of common stock.

In general, stockholders do not have preemptive rights to any common stock issued by Polomar in the future. Therefore, stockholders may experience dilution of their equity investment if Polomar issues additional shares of common stock in the future, including shares issuable under equity incentive plans, or if Polomar issues securities that are convertible into shares of Polomar Common Stock, which it intends to do.

Polomar may issue shares of preferred stock in the future, which could make it difficult for another company to acquire it or could otherwise adversely affect holders of Polomar Common Stock, which could depress the price of Polomar Common Stock.

Polomar’s certificate of incorporation authorizes it to issue one or more series of preferred stock. The Polomar Board will have the authority to determine the preferences, limitations and relative rights of the shares of preferred stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by its stockholders. Its preferred stock could be issued with voting, liquidation, dividend and other rights superior to the rights of Polomar Common Stock. The potential issuance of preferred stock may delay or prevent a change in control of Polomar, and materially adversely affect the voting and other rights of the holders of Polomar Common Stock.

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Polomar is a smaller reporting company, and the reduced reporting requirements applicable to smaller reporting companies may make Polomar Common Stock less attractive to investors.

Polomar is a “smaller reporting company” as defined in Section 12 of the Exchange Act. For as long as Polomar continues to be a smaller reporting company, it may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not smaller reporting companies, including not being required to comply with the auditor attestation requirements of Section 404 of Sarbanes-Oxley Act of 2002 (“SOX”), reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding non-binding advisory votes on executive compensation, and stockholder approval of any golden parachute payments not previously approved. Polomar cannot predict if investors will find Polomar Common Stock less attractive because it may rely on these exemptions. If some investors find Polomar Common Stock less attractive as a result, there may be a less active trading market for Polomar Common Stock and its stock price may be more volatile.

Polomar Common Stock is subject to the “penny stock” rules of the SEC, which makes transactions in Polomar Common Stock cumbersome and may reduce the value of an investment in Polomar Common Stock.

The SEC has adopted regulations which generally define a “penny stock” as an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The SEC’s penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules generally require that before a transaction in a penny stock occurs, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s agreement to the transaction. If applicable in the future, these rules may restrict the ability of brokers-dealers to sell Polomar Common Stock and may affect the ability of investors to sell their shares, until Polomar Common Stock no longer is considered a penny stock.

Polomar intends to issue more shares to raise capital, which will result in substantial dilution.

The Polomar Articles of Incorporation authorizes the issuance of a maximum of 295,000,000 shares of common stock and 500,000 shares of “blank check” preferred stock. Until such time, if ever, as Polomar can generate substantial product revenue, it expects to finance its cash needs through equity offerings, debt financings or other capital sources, including potential collaborations, licenses and other similar arrangements. To the extent that Polomar raises additional capital by issuing equity securities or other securities (including convertible debt), its then-existing investors will experience dilution, and the terms of these securities may include liquidation or other preferences that adversely affect Polomar Stockholders.

Moreover, the securities issued in any such transaction may be valued on an arbitrary or non-arm’s-length basis by Polomar’s management, resulting in an additional reduction in the percentage of Polomar Common Stock held by Polomar Stockholders on an as converted, fully diluted basis. The Polomar Board has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of Polomar Common Stock or other securities convertible into or exchangeable for Polomar Common Stock are issued in connection with a financing, dilution to the interests of Polomar Stockholders will occur and the rights of the holder of Polomar Common Stock might be materially and adversely affected.

If Polomar raises funds through debt financings or bank loans, it may become subject to restrictive covenants, such as incurring additional debt, making capital expenditures or declaring dividends. Such restrictions could adversely impact its ability to conduct its operations and execute its business plan. Moreover, if Polomar raises funds through debt financings or bank loans, its assets may be pledged as collateral for the debt, and the interests of its then-existing investors would be subordinated to the debt holders or banks. In addition, Polomar’s use of and ability to exploit assets pledged as collateral for debt or loans may be restricted or forfeited.

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Anti-takeover provisions that may be in Polomar’s charter and bylaws may prevent or frustrate attempts by stockholders to change the board of directors or current management and could make a third-party acquisition of Polomar difficult.

While Polomar has received consent from its stockholders to amend the Polomar Articles of Incorporation to opt out of the Nevada control share statute and the Nevada business combination statute, and instead to do so after the 20th calendar day after filing of a Schedule 14C announcing such stockholder approval, certain other provisions of the Polomar Articles of Incorporation, the Polomar Bylaws and laws of the State of Nevada may discourage or make more difficult a takeover attempt that a stockholder might consider in his or her best interest. These provisions may also adversely affect prevailing market prices for Polomar Common Stock. Polomar believes that the benefits of increased protection give it the potential ability to negotiate with the proponent of an unsolicited proposal to acquire or restructure Polomar and outweigh the disadvantage of discouraging those proposals because negotiation of the proposals could result in an improvement of their terms.

Polomar does not intend to pay cash dividends in the foreseeable future.

Polomar has never declared or paid cash dividends on its capital stock. Polomar currently intends to retain all available funds and any future earnings for use in the operation and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future. Accordingly, you may have to sell some or all of your shares of Polomar Common Stock in order to generate cash flow from your investment. You may not receive a gain on your investment when you sell shares, and you may lose the entire amount of the investment.

The declaration, payment and amount of any future dividends will be made at the discretion of the Polomar Board, and will depend upon, among other things, the results of Polomar’s operations, cash flows and financial condition, operating and capital requirements, and other factors as the Polomar Board considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

Polomar expects to incur increased costs and demands upon management as a result of being a public company.

As a public company in the United States, Polomar expects to incur significant additional legal, accounting and other costs. These additional costs could negatively affect its financial results. In addition, changing laws, regulations and standards relating to corporate governance and public disclosure, including regulations implemented by the SEC and the stock exchange on which Polomar may list Polomar Common Stock, may increase legal and financial compliance costs and make some activities more time-consuming. These laws, regulations and standards are subject to varying interpretations and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. Polomar intends to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If, notwithstanding Polomar efforts to comply with new laws, regulations and standards, Polomar fails to comply, regulatory authorities may initiate legal proceedings against Polomar and its business may be harmed.

Failure to comply with these rules might also make it more difficult for Polomar to obtain some types of insurance, including director and officer liability insurance, and Polomar might be forced to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. The impact of these events could also make it more difficult for Polomar to attract and retain qualified persons to serve on the Polomar Board, on committees of the Polomar Board or as members of senior management.

A significant portion of Polomar’s total outstanding shares are restricted from immediate resale but may be sold into the market in the future. This could cause the market price of Polomar Common Stock to drop significantly, even if Polomar’s business is doing well.

Sales of a substantial number of shares of Polomar Common Stock in the public market could occur at any time. If Polomar Stockholders sell, or the market perceives that Polomar Stockholders intend to sell, substantial amounts of Polomar Common Stock in the public market, the market price of Polomar Common Stock could decline significantly.

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As of October 11, 2024, Polomar issued an aggregate of approximately 207,414,147 shares of Polomar Common Stock pursuant to the Pharmacy Prior Merger Agreement, pursuant to an exemption from the registration requirements of the Securities Act, and such shares are also “restricted securities” as defined in Rule 144. All of these restricted securities may be publicly resold under Rule 144 beginning one year following the date of the filing of the Registration Statement with the SEC, subject to the limitations and exceptions described in Rule 144.

On November 1, 2024, Polomar effected a 1 for 10 reverse stock split reducing the number of its issued and outstanding shares of common stock to 27,655,560. Approximately 720,754 of these shares are freely tradable without restriction by Polomar Stockholders who are not Polomar’s Affiliates.

In addition, in the future, Polomar intends to file one or more registration statements on Form S-8 registering the issuance of 5,000,000 shares of Polomar Common Stock subject to options or other equity awards issued. Shares registered under these registration statements on Form S-8 will be available for sale in the public market subject to vesting arrangements and exercise of options and the restrictions of Rule 144 in the case of Polomar’s Affiliates.

On December 5, 2025, Polomar filed Amendment No. 1 on Form S-1 (the “Registration Statement”) registering for resale shares held by certain existing Polomar Stockholders including Affiliates of Polomar. The Registration Statement was dec Shares registered under these registration statements on Form S-1 will be available for sale in the public market.

If securities or industry analysts do not publish research or reports, or publish unfavorable research or reports, about Polomar, its business or its market, its stock price and trading volume could decline.

The trading market for Polomar Common Stock will be influenced by the research and reports that securities or industry analysts publish about Polomar and its business. Securities or industry analysts may elect not to provide coverage of Polomar Common Stock, and such lack of coverage may adversely affect the market price of Polomar Common Stock. In the event Polomar does not secure additional securities or industry analyst coverage, Polomar will not have any control over the analysts, or the content and opinions included in their reports. The price of Polomar’s stock could decline if one or more securities or industry analysts downgrade Polomar’s stock or issue other unfavorable commentary or research. If one or more securities or industry analysts ceases coverage of Polomar or fails to publish reports on Polomar regularly, demand for its stock could decrease, which in turn could cause Polomar’s stock price or trading volume to decline.

Polomar’s largest shareholder and its Affiliates have substantial control over Polomar and its policies and will be able to influence all corporate matters, which might not be in other shareholders’ interests.

CWR, Polomar’s largest shareholder, owns approximately 18% of the outstanding shares of Polomar Common Stock. Daniel Gordon, an Affiliate of CWR, directly and indirectly, owns or controls approximately 24% of the outstanding shares of Polomar Common Stock.

Holders of Polomar Common Stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. The total voting power outstanding in Polomar is approximately 27,657,659 votes. CWR and Daniel Gordon thus has power over approximately 14.4 million of the 27,657,659 total votes, or approximately 42% of the total votes.

By virtue of its ownership of Polomar Common Stock, CWR and its Affiliates are therefore able to exercise significant influence over all matters requiring approval by Polomar Stockholders, including the election of directors, the approval of significant corporate transactions, and any change of control of Polomar. It could prevent transactions, which would be in the best interests of the other shareholders. The interests of CWR and its Affiliates may not necessarily be in the best interests of the shareholders in general.

Because of the speculative nature of investment risk, you may lose your entire investment.

An investment in Polomar’s securities carries a high degree of risk and should be considered as a speculative investment. Polomar has a limited operating history, no recognized revenue (as of December 31, 2024), have not paid dividends, and are unlikely to pay dividends in the immediate or near future. The likelihood of Polomar’s success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the establishment of any business. An investment in Polomar’s securities may result in the loss of an investor’s entire investment. Only potential investors who are experienced in high-risk investments and who can afford to lose their entire investment should consider an investment in Polomar’s securities.

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General Risk Factors

Polomar’s success depends on its executive management and other key personnel.

Polomar’s future success depends to a significant degree on the skills, experience and efforts of its executive management and other key personnel and their ability to provide Polomar with uninterrupted leadership and direction. The loss of the services of any of the executive officers or a failure to provide adequate succession plans for key personnel could have an adverse impact on Polomar. The availability of highly qualified talent is limited and the competition for talent is robust. However, Polomar provides long-term equity awards and certain other benefits for its executive officers which provides incentives for them to make a commitment to Polomar. Polomar’s future success will depend on its ability to have adequate succession plans in place and to attract, retain and develop qualified personnel. A failure to efficiently replace executive management members and other key personnel and to attract, retain and develop new qualified personnel could have an adverse effect on Polomar’s operations and implementation of its strategic plan.

Challenges with respect to labor availability could negatively impact Polomar’s ability to operate or grow the business.

Polomar’s success depends in part on the ability of its businesses to proactively attract, motivate, and retain a qualified and highly skilled workforce in an intensely competitive labor market. A failure to attract, motivate and retain highly skilled personnel could adversely affect Polomar’s operating results or its ability to operate or grow the business. Additionally, any labor stoppages or labor disruptions, including due to geopolitical unrest, unfavorable economic or industry conditions, catastrophic weather events, natural disasters or the occurrence of a contagious disease or illness could adversely affect Polomar’s operating results or its ability to operate or grow the business.

Political, social and geopolitical conditions can adversely affect Polomar’s business.

Political, social and geopolitical conditions in the markets in which Polomar’s products are expected to be sold have been and could continue to be difficult to predict, resulting in adverse effects on Polomar’s business. The results of elections, referendums or other political conditions (including government shutdowns), geopolitical events and tensions, wars and other military conflicts in these markets have in the past impacted and could continue to impact how existing laws, regulations and government programs or policies are implemented or result in uncertainty as to how such laws, regulations, programs or policies may change, including with respect to the negotiation of new trade agreements, new, expanded or retaliatory tariffs against certain countries or covering certain products or ingredients, sanctions, environmental and climate change regulations, taxes, benefit programs, the movement of goods, services and people between countries, relationships between countries, customer or consumer perception of a particular country or its government and other matters. Such conditions have resulted in and could continue to result in exchange rate fluctuation, limitations on access to credit markets and other corporate banking services, including working capital facilities, volatility in global stock markets and global economic uncertainty and heightened risk to employee safety, any of which can adversely affect Polomar’s business.

Political uncertainty may have an adverse impact on Polomar’s operating performance and results of operations.

General political uncertainty may have an adverse impact on Polomar’s operating performance and results of operations. In particular, the U.S. continues to experience significant political events that cast uncertainty on global financial and economic markets, especially following the recent presidential election. It is presently unclear as to all of the actions the second Trump administration in the U.S. will implement, and if implemented, how these actions may impact Polomar or how Polomar operates in the U.S., particularly any changes in personnel or processes or procedures at the Food and Drug Administration (“FDA”). Any actions taken by the Trump administration, including the many recent executive orders, may have a negative impact on the U.S. economy in general and on Polomar’s business, financial condition, and results of operations in particular.

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Significant Increases in Tariffs on Foreign Goods May Harm Polomar’s Financial Results.

Polomar is reliant upon the importation of raw materials and medical devices for use in Polomar’s business, especially goods imported from China. Any significant change in the tariffs imposed on those goods could affect Polomar’s ability to sell its products and services competitively and control its cost structure, which could have a Material Adverse Effect on results of operations.

Information technology failures and data security breaches could harm Polomar’s business.

As a healthcare services company Polomar is subject to the provisions of the Healthcare Insurance Portability and Accountability Act of 1996 to protect and safeguard the personal health information (“PHI”) of patients for whom Polomar provides services. Polomar uses information technology, digital communications and other computer resources to carry out important operational activities (prescription fulfillment, secure PHI disclosures to healthcare providers) and to maintain its business records. Polomar relies on third-party providers to store and secure sensitive data on its behalf, and Polomar has not implemented internal systems and processes to address ongoing and evolving cybersecurity risks. Polomar depends on various partners and service providers, and its software partners, to secure PHI, personal identifiable and confidential information. However, cyberattacks or other security breaches may remain undetected over an extended period of time and may not be addressed in a timely manner to minimize the impact, which could result in substantial costs. Many of Polomar’s information technology and other computer resources are provided to Polomar and/or maintained on its behalf by third-party service providers pursuant to agreements that specify to varying degrees certain security and service level standards. Polomar also relies upon its third-party service providers to maintain effective cybersecurity measures to keep its information secure and to carry cyber insurance. Although Polomar and its service providers employ what Polomar believes are adequate security, disaster recovery and other preventative and corrective measures, Polomar’s security measures, taken as a whole, may not be sufficient for all possible situations and may be vulnerable to, among other things, hacking, employee error, system error and faulty password management.

Polomar’s ability to conduct its business may be impaired if these information technology and computer resources, including its websites and customer-facing applications, are compromised, degraded or damaged or if they fail, whether due unintended errors, intentional penetration or disruption of Polomar’s information technology resources by a third party, natural disaster, hardware or software corruption or failure or error (including a failure of security controls incorporated into or applied to such hardware or software), telecommunications system failure, service provider error or failure or intentional or unintentional personnel actions, or loss of connectivity to Polomar’s networked resources. A significant disruption in the functioning of these resources, or breach thereof, including Polomar’s website, could damage its reputation and cause Polomar to lose customers, sales and revenue.

In addition, breaches of Polomar’s information technology systems or data security systems, including cyberattacks and malicious uses of artificial intelligence, could result in the unintended and/or unauthorized public disclosure or the misappropriation of proprietary, personal identifying and confidential information (including information Polomar collects and retains in connection with its business, business partners and employees), and require Polomar to incur significant expense (that Polomar may not be able to recover in whole or in part from its service providers or responsible parties, or their or Polomar’s insurers) to address and remediate or otherwise resolve. The unintended and/or unauthorized public disclosure or the misappropriation of proprietary, personal identifying or confidential information may also lead to litigation or other proceedings against Polomar by affected individuals and/or business partners and/or by regulators, and the outcome of such proceedings, which could include losses, penalties, fines, injunctions, expenses and charges recorded against Polomar’s earnings, could have a material and adverse effect on Polomar’s financial condition, results of operations and cash flows and harm its reputation. In addition, the costs of maintaining adequate protection against such threats, based on considerations of their evolution, increasing sophistication, pervasiveness and frequency and/or increasingly demanding government-mandated standards or obligations regarding information security and privacy, could be material to Polomar’s consolidated financial statements in a particular period or over various periods.

Unstable market and economic conditions may have serious adverse consequences on Polomar’s ability to raise funds, which may cause Polomar to cease or delay its operations.

From time to time, the global credit and financial markets have experienced extreme volatility and disruptions, including severely diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in unemployment rates and uncertainty about economic stability. The financial markets and the global economy may also be adversely affected by the current or anticipated impact of military conflict, including the conflicts between Russia and Ukraine and in the Middle East, terrorism or other geopolitical events. Sanctions imposed by the United States and other countries in response to such conflicts, including the one in Ukraine, may also adversely impact the financial markets and the global economy, and any economic countermeasures by the affected countries or others could exacerbate market and economic instability. In addition, in 2023 the closures of financial institutions and their placement into receivership with the FDIC created bank-specific and broader financial institution liquidity risk and concerns. Future adverse developments with respect to specific financial institutions or the broader financial services industry may lead to market-wide liquidity shortages, impair the ability of companies to access near-term working capital needs, and create additional market and economic uncertainty. There can be no assurance that future credit and financial market instability and a deterioration in confidence in economic conditions will not occur. Polomar’s general business strategy may be adversely affected by any such economic downturn, liquidity shortages, volatile business environment or continued unpredictable and unstable market conditions. If the equity and credit markets deteriorate, or if adverse developments are experienced by financial institutions, it may cause short-term liquidity risk and also make any necessary debt or equity financing more difficult, more costly, more onerous with respect to financial and operating covenants and more dilutive. Failure to secure any necessary financing in a timely manner and on favorable terms could have a Material Adverse Effect on Polomar’s growth strategy, financial performance and stock price and could require Polomar to delay, limit, reduce or abandon product development or future commercialization efforts or grant rights to develop and market Polomar’s product candidates even if Polomar would otherwise prefer to develop and market such product candidates itself. In addition, there is a risk that one or more of Polomar’s current service providers, financial institutions, manufacturers and other partners may be adversely affected by the foregoing risks, which could directly affect Polomar’s ability to attain its operating goals on schedule and on budget.

Changes in tax law may materially adversely affect Polomar’s financial condition, results of operations and cash flows, or adversely impact the value of an investment in Polomar Common Stock.

New income, sales, use or other tax laws, statutes, rules, regulations or ordinances could be enacted at any time, or interpreted, changed, modified or applied adversely to Polomar, any of which could adversely affect Polomar’s business operations and financial performance.

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THE MERGER

The following is a description of certain material aspects of the Transaction. This description may not contain all of the information that is important to you. Polomar and Altanine encourage you to carefully read this entire Information Statement, including the Merger Agreement attached to this Information Statement as Appendix B, for a more complete understanding of the Transaction.

Structure of the Transaction

The Merger Agreement provides, among other matters, for the acquisition of Altanine pursuant to a forward merger, on the terms and subject to the conditions in the Merger Agreement and in accordance with the NRS. Pursuant to the Merger Agreement, at the Effective Time, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company and as a wholly owned subsidiary of Polomar. Upon completion of the Transaction, Polomar intends to change its name to Altanine.

The Consideration

The aggregate consideration payable by Polomar to the Altanine shareholders is expected to consist of shares of Polomar common stock and preferred stock, with the final number of shares and implied valuation to be determined based on the approved exchange ratio, any reverse stock split, and the final valuation at the time of closing.

Background of the Transaction

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Altanine Board, the Polomar Board or the Representatives of each company, their respective advisors or any other persons.

Commencing shortly after the execution of the License Agreement, Polomar’s President, Terrence M. Tierney, had meetings with and ongoing discussions with Altanine’s then patent counsel, Charles Andres, Esq., and Altanine senior management regarding numerous aspects of the License Agreement, including patent application status, Altanine conducting appropriate clinical trials on the drugs licensed from Pinata, manufacturing issues with the licensed drugs and other matters consistent with the terms of the License Agreement. As Mr. Tierney continued to develop relationships with pharmaceutical marketing and sales groups his interactions with Altanine management and Mr. Andres became more frequent. In April of 2025, Mr. Andres advised Mr. Tierney that he would be assuming the role of CEO at Altanine. Mr. Tierney and Mr. Andres began having more frequent conversations regarding effective implementation of the rights granted to Polomar by Pinata. The discussion included the respective common goals, synergies and certain operating efficiencies that might be achieved through a merger of the respective companies. These discussions led to a meeting on May 1, 2025, between Mr. Andres, Mr. Tierney, members of both boards of directors and Daniel Gordon who beneficially controls 42% of the issued and outstanding stock of Polomar and 8.47% of the issued and outstanding stock of Altanine. Following the May 1, 2025 meeting, the respective boards of both companies elected to pursue the Merger.

The Polomar Board’s Reasons for the Transaction

All members of the Polomar Board held a teleconference on May 6, 2025, to discuss the merits of any proposed merger with Altanine. Mr. Tierney led the discussions by advising the other board members that he had been having ongoing discussions with Mr. Andres and that during those conversations, and at the May 1, 2025 meeting, which was also attended by Mr. Del Virginia and Altanine board members George Hornig and George Curatolo, that there were strong synergies between the two companies. The Polomar Board discussed the close working relationship that needed to be maintained with Altanine to ensure the successful launch, on going sales and marketing of the drugs licensed to Polomar by Pinata. Mr. Tierney provided a cost savings and efficiency analysis to the Polomar Board showing the two companies were separately engaging similar consultants, accountants, attorneys and auditors, and both companies would continue to require staff in the areas of operations and Human Resources. The Polomar Board concluded that the proposed merger would be in the best interests of the Polomar Stockholders and should result in improved allocation of personnel and fiscal resources. The Polomar Board authorized Mr. Tierney to engage in further discussions with Mr. Andres and other Altanine stakeholders. The companies executed a term sheet regarding the proposed merger on May 16, 2025. Polomar immediately engaged in necessary due diligence. Between June 4, 2025, and July 13, 2025, the companies exchanged various proposed draft merger agreements. The final approved and agreed upon version of the proposed merger agreement was submitted to the Polomar Board at a meeting held on July 16, 2025. The Polomar Board unanimously voted to approve the merger.

The foregoing discussion of the factors considered by the Polomar Board in its assessment of the Merger Agreement and the Transaction is not intended to be exhaustive but rather includes certain illustrative material factors considered by the Polomar Board. In light of the wide variety of factors considered by the Polomar Board in connection with its evaluation of the Merger Agreement and the Transaction and the complexity of these matters in reaching its decision to approve the Transaction, the Polomar Board did not quantify or assign relative weights to the specific factors considered. The Polomar Board based its position on the information available to it and the factors presented to and considered by it. However, some individual directors may have given different weight to different factors and/or considered other factors altogether. After considering the applicable factors as a whole within the context of the Transaction, including through thorough discussions with Polomar’s management and financial and legal advisors, the Polomar Board overall considered such factors to be favorable to, and to support, its determination.

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This discussion of the Polomar Board’s reasons for the Transaction is forward-looking in nature and involves risks and uncertainties that could result in the expectations contained in such forward-looking statements not to occur. Therefore, this should be read in conjunction with those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” beginning on pages 29 and 4, respectively, of this information statement.

The Altanine Board’s Reasons for the Transaction

Altanine’s Board periodically conducts a review of its business strategy, market conditions, competitive positioning and opportunity for the enhancement of shareholder value. Altanine’s business strategy involves a two-fold process. Specifically, Altanine leverages its intellectual property to develop products that – in the near term – can be marketed and sold through compounding pharmacies in the United States and that – in the long term – may seek FDA approval thereby permitting sales in more conventional manners. Altanine and Polomar have a pre-existing relationship in so far as Altanine’s wholly owned subsidiary – Pinata – has licensed certain of Pinata’s intellectual property to Polomar. As part of the License Agreement, Polomar pays Pinata a royalty on each sale generated from Pinata’s products or intellectual property. The Altanine Board had considered that the combination of Polomar and Altanine would relieve certain “frictions” that exist as a result of the License Agreement. In addition, Altanine expects that certain revenue synergies should become available through close coordination and cooperation with Polomar in the development of existing and new products that align with Polomar’s sales and marketing strategies.

In surveying current marketing conditions, Altanine’s Board came to the conclusion that a more formal alignment with a compounding pharmacy would create additional sales and marketing opportunities for Altanine’s products compared to a “stand alone” intellectual property development enterprise. The Altanine Board believed that access to Polomar’s pharmacists, pharmacy technicians, marketing partners and other resources should assist Altanine in the timely development of existing and new product formulations, thereby accelerating its growth strategy.

Altanine’s Board also considered the capital requirements that Altanine would confront as it continues to build out its product portfolio and seek FDA approval of certain of its products. In evaluating options for raising additional capital to fund its future growth, Altanine’s Board considered pursuing a stand-along initial public offering. In connection with this process, Altanine retained an investment banking firm to advise it in conjunction with a possible initial public offering. However, recent changes in NASDAQ listing rules resulted in Altanine’s Board concluding that an initial public offering was no longer an optimal solution from a capital raising perspective. Altanine’s Board considered other strategic options in addition to an initial public offering and a merger with Polomar. In addition to considering remaining an independent company, Altanine’s Board considered other “add on” acquisitions of additional drug candidate assets and existing drug development companies. Altanine’s Board concluded that such acquisitions were not appropriate at Altanine’s current growth stage due to the capital and managerial requirements that would be required to integrate such acquisitions into Altanine’s business. Instead, Altanine’s Board concluded that a merger with Polomar – resulting in the Surviving Company being a wholly owned subsidiary of a publicly listed company on potentially a major national exchange – would present Altanine with significantly greater options for financing its capital requirements going forward. Additionally, as shareholders of a public company, Altanine Shareholders could benefit from increased market exposure, enhanced share liquidity and the existence of a publicly traded currency through which strategic “add on” acquisitions could be pursued.

As part of its negotiation of a merger with Polomar, Altanine’s Board sought a third-party valuation analysis of Altanine. The valuation analysis examined Altanine’s intellectual property assets, the market opportunities for creating new drug products leveraging its intellectual property, the costs associated with the drug development and regulatory approval process and appropriate risk and discount factors to be used to arrive at a valuation. Altanine’s executive management team negotiated various deal points with Polomar’s executive management team including managerial roles post-merger, valuation and share exchange ratios, and integration of the two companies’ business activities and strategies. These negotiations took the form of exchanges of term sheets prior to arriving at final, agreed upon deal terms that were approved by Altanine’s Board and Polomar’s Board. As negotiations over deal terms reached near final form, Altanine’s management team consulted with certain key Altanine shareholders to confirm that they would not oppose a merger with Polomar. After receiving favorable responses from certain key Altanine shareholders, Altanine’s management team recommended the merger with Polomar to Altanine’s Board and Altanine’s Board approved the transaction.

The foregoing discussion of the factors considered by the Altanine Board is not intended to be exhaustive, but, rather, includes certain illustrative material factors considered by the Altanine Board. In view of the wide variety of factors considered by the Altanine Board in connection with its evaluation of the Transaction and the complexity of these matters, in reaching its decision to approve the Transaction, the Altanine Board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors and/or considered other factors altogether. The Altanine Board considered each of the applicable factors as a whole in context of the Transaction, including with the use of thorough discussions with, and questioning of, Altanine’s management and Altanine’s financial and legal advisors, and overall considered such factors to be favorable to, and in support of, their determination. In considering the factors described above and any other factors, individual members of the Altanine Board may have viewed factors differently or given different weight or merit to different factors.

This discussion of the Altanine Board’s reasons for the Transaction is forward-looking in nature and involves risks and uncertainties that could result in the expectations contained in such forward-looking statements not to occur. Therefore, this should be read in conjunction with those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” beginning on pages 29 and 4, respectively, of this information statement.

Regulatory Approvals

The following sets forth a summary of the material regulatory requirements for the consummation of the Transaction.

SEC and Other Filings

In connection with the Transaction, the parties intend to make all required filings with the SEC, the Nevada Secretary of State and Nasdaq, as well as any required filings with foreign, state or local Governmental Bodies, as applicable.

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Pursuant to the terms of the Merger Agreement, each of the parties agree to use its respective reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper, or advisable under any applicable laws to consummate and make effective the Transaction, including, but not limited to, the preparation and filings of all forms, registrations, notifications and notices required to be filed to consummate the Transaction, taking all actions reasonably necessary to obtain any consent, clearance, expiration or termination of a waiting period, authorization, order, non-objection or approval of, or any exemption by, any Governmental Body required or advisable to be obtained or made by Polomar, Altanine or any of their respective Affiliates, and the execution and delivery of any additional instruments necessary to consummate the Transaction.

There can be no assurances that all regulatory approvals will be obtained and, if obtained, there can be no assurances as to the timing of any such approvals. See the section entitled “The Merger Agreement—Conditions to Completion of the Transaction” beginning on page 81 of this information statement for a discussion of the conditions to the completion of the Transaction, including conditions with respect to regulatory approvals.

Polomar Stockholder Approval

The approval of the Transaction by Polomar does not require the affirmative vote or consent of Polomar shareholders, however, Polomar has obtained approval of the Transaction by its shareholders entitled to vote by written consent, which shall be effective after the 20th calendar day after the filing by Polomar of a Schedule 14C announcing such shareholder vote

Written Consent of Altanine Shareholders

Pursuant to the Merger Agreement, the Merger Agreement and the Transaction must be approved by holders of at least a majority of the outstanding shares of Altanine Common Stock and Altanine Preferred Stock (the “Requisite Holders”). This requirement was satisfied following the execution and delivery of the Altanine Shareholder Approval.

Appraisal or Dissenters’ Rights

Holders of Altanine Capital Stock, excluding the Requisite Stockholders who voted in favor of the Transaction in connection with the Altanine Shareholder Approval, are entitled to appraisal rights under Nevada law in connection with the Transaction. See the section entitled “Appraisal or Dissenters’ Rights” beginning on page 175 of this information statement for a further discussion of the appraisal rights of the holders of Altanine Common Stock under the NRS, in connection with the Transaction.

Tax Treatment of the Merger

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Subject to the assumptions, limitations and qualifications described below and in the tax opinion of Blais Halpert Tax Partners LLP, attached hereto as Exhibit 8.1, and summarized herein, it is the opinion of Blais Halpert Tax Partners LLP that the Merger will qualify as a “reorganization” under Section 368(a) of the Code. Such opinion is, or, when issued on the Closing Date, will be, based on, among other things, certain facts, representations, covenants and assumptions, and such opinion relies, or will rely, on such facts, representations and assumptions being accurate at the time of the Merger, and the covenants being followed according to their terms. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts. No ruling has been, or will be, sought by Polomar, the Merger Sub or Altanine from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge.

Accounting Treatment of the Transaction

Polomar prepares its financial statements in accordance with GAAP. The Transaction will be accounted for in accordance with Topic 805, with Altanine considered as the accounting acquirer and Polomar as the accounting acquiree and legal acquirer. Accordingly, Polomar will measure the assets acquired and liabilities assumed at their fair values, including tangible and identifiable intangible assets acquired and liabilities assumed as of the Closing Date, with limited exceptions to fair value measurement for certain assets acquired and liabilities assumed as specified in Topic 805. Any excess purchase price over the value of assets acquired and liabilities assumed will be recorded as goodwill.

THE MERGER AGREEMENT

The following section summarizes certain material provisions of the Merger Agreement, which is included in this Information Statement as Appendix B and is incorporated by reference herein. The summary of the Merger Agreement below and elsewhere in this Information Statement is qualified in its entirety by reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. This section is not intended to provide you with any factual information about Polomar or Altanine. The rights and obligations of Polomar and Altanine are governed by the Merger Agreement and not by this summary or any other information contained in or incorporated by reference into this Information Statement. You are urged to read the Merger Agreement carefully and in its entirety, as well as this Information Statement and the information incorporated by reference into this Information Statement.

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Explanatory Note Regarding the Merger Agreement

The Merger Agreement is attached to this information statement as Appendix B hereto and described in this summary to provide you with information regarding its terms. The Merger Agreement contains representations and warranties by Altanine, on the one hand, and by Polomar and Merger Sub, on the other hand, which were made solely for the benefit of the other parties for purposes of the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by Altanine, Polomar and Merger Sub were qualified and subject to important limitations agreed to by Altanine, Polomar and Merger Sub in connection with negotiating the terms of the Merger Agreement.

In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of allocating risk between the parties to the Merger Agreement, rather than establishing matters of facts about Altanine or Polomar or any other person at the time they were made or otherwise. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC, and some were qualified by the matters contained in certain documents filed with the SEC by Polomar. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this information statement, may have changed since the date of the Merger Agreement. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone but instead should be read together with the information provided elsewhere in this information statement. See the section entitled “Where You Can Find More Information” beginning on page 177 of this information statement.

The Transaction

The Merger Agreement provides, among other matters, for the acquisition of Altanine pursuant to a forward merger, on the terms and subject to the conditions in the Merger Agreement and in accordance with the NRS. Pursuant to the Merger Agreement, at the Effective Time, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company and as a wholly owned subsidiary of Polomar.

As of the Effective Time, Altanine’s certificate of incorporation will be amended and restated to read the same as the certificate of incorporation of Merger Sub (except that the name of the Surviving Company will not be changed), as in effect immediately prior to the Effective Time.

The parties will take all requisite action so that, from and after the Effective Time, the directors of Merger Sub serving in such position immediately prior to the Effective Time will be the initial directors of the Surviving Company, until their respective successors are duly elected and qualified, or until such directors’ earlier death, resignation or removal, and the officers of Merger Sub immediately prior to the Effective Time will be the initial officers of the Surviving Company, until their respective successors are duly elected and qualified or until such officers’ earlier death, resignation or removal.

Closing; Effective Time

Unless the Merger Agreement has been terminated and the transactions therein contemplated have been abandoned pursuant to Section 7.1 of the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth in Article 6 of the Merger Agreement, the Closing will be deemed to take place remotely no later than two Business Days after satisfaction or waiver of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each such condition), or at such other time, date and place as Polomar and Altanine may mutually agree in writing. On the Closing Date, the Parties will cause the Merger to be consummated by executing and filing articles of merger in accordance with the relevant provisions of Nevada Law (the “Articles of Merger”), together with any required related certificates, with the Secretary of State of the State of Nevada, in such form as required by, and executed in accordance with the relevant provisions of, Nevada Law. The Merger will become effective at the Effective Time.

At the Effective Time, the effect of the Merger will be as provided in the Merger Agreement, the Articles of Merger and the applicable provisions of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Altanine and Merger Sub will vest in the Surviving Company, all debts, liabilities, obligations and duties of Altanine and Merger Sub will become the debts, liabilities, obligations and duties of the Surviving Company, and the Surviving Company will be a wholly-owned Subsidiary of Polomar.

The parties currently expect the Closing of the Transaction to occur in the first half of 2026, subject to customary regulatory approvals and closing conditions as specified in the Merger Agreement. Until the Closing, Polomar and Altanine will continue to operate independently.

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Consideration

Aggregate Consideration

The consideration to be paid to the Altanine Shareholders will consist, in the aggregate, of shares of Polomar Common Stock and Polomar Preferred Stock as described more fully below.

Effect of the Merger on Altanine Capital Stock

At the Effective Time, the effect of the Merger will be as provided in the Merger Agreement, the Articles of Merger and the applicable provisions of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Altanine and Merger Sub will vest in the Surviving Company, all debts, liabilities, obligations and duties of Altanine and Merger Sub will become the debts, liabilities, obligations and duties of the Surviving Company, and the Surviving Company will be a wholly-owned Subsidiary of Polomar.

Each share of Altanine Common Stock and Altanine Preferred Stock issued and outstanding immediately prior to, and contingent upon the occurrence of, the Effective Time will be converted into and represent the right to receive such number of shares of validly issued, fully paid and nonassessable shares of Polomar Common Stock or Polomar Preferred Stock, as the case may be, as is equal to the Exchange Ratio (the “Merger Consideration”). At or prior to the Effective Time, (i) Polomar shall create the Polomar Preferred Stock and (ii) Polomar shall reserve for issuance the number of shares of Polomar Common Stock that may become subject to the conversion of the Polomar Preferred Stock.

Effect of the Merger on Equity Awards of Altanine

At the Effective Time, each Altanine Stock Option that is outstanding and unexercised immediately prior to the Effective Time, whether or not vested, shall be converted into and become an option to purchase Polomar Common Stock, and Polomar shall assume such Altanine Stock Option in accordance with the terms of the 2024 Omnibus Incentive Plan (the “Altanine Equity Plan”) and the terms of the Contract by which such Altanine Stock Option is evidenced. All rights with respect to shares of Altanine Common Stock under Altanine Stock Options assumed by Polomar shall thereupon be converted into rights with respect to Polomar Common Stock. Accordingly, from and after the Effective Time: (i) each Altanine Stock Option assumed by Polomar may be exercised solely for shares of Polomar Common Stock; (ii) the number of shares of Polomar Common Stock subject to each Altanine Stock Option assumed by Polomar shall be determined by multiplying the number of shares of Altanine Common Stock that were subject to such Altanine Stock Option immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Polomar Common Stock; (iii) the per share exercise price for the Polomar Common Stock issuable upon exercise of each Altanine Stock Option assumed by Polomar shall be determined by dividing the per share exercise price of Altanine Common Stock subject to such Altanine Stock Option, as in effect immediately prior to the Effective Time, by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any Altanine Stock Option assumed by Polomar shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Altanine Stock Option shall otherwise remain unchanged as a result of the assumption of such Altanine Stock Option; provided, however, that the Polomar Board or a committee thereof shall succeed to the authority and responsibility of the Altanine Board or any committee thereof with respect to each Altanine Stock Option assumed by Polomar. Notwithstanding the Exchange Ratio or anything else to the contrary in the Merger Agreement, all of the issued and outstanding Altanine Stock Options to be assumed by Polomar pursuant to Section 1.6 of the Merger Agreement shall be dilutive solely to Altanine Shareholders and reduce the amount of per share Merger Consideration available to Altanine Shareholders. At the Effective Time, Polomar shall assume the Altanine Equity Plan. Under the Altanine Equity Plan, Polomar shall be entitled to grant stock awards, to the extent permissible under applicable Legal Requirements, using the share reserves of the Altanine Equity Plan as of the Effective Time (including any shares returned to such share reserves as a result of the termination of Altanine Stock Options that are assumed by Polomar pursuant to Section 1.6(b)(i)), except that: (i) stock covered by such awards shall be shares of Polomar Common Stock; (ii) all references in the Altanine Equity Plan to a number of shares of Altanine Common Stock shall be deemed amended to refer instead to a number of shares of Polomar Common Stock determined by multiplying the number of referenced shares of Altanine Common Stock by the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Polomar Common Stock; and (iii) the Polomar Board or a committee thereof shall succeed to the authority and responsibility of the Altanine Board or any committee thereof with respect to the administration of the Altanine Equity Plan. In the interest of clarity, the granting of new stock awards under the Altanine Equity Plan at or following the Effective Time shall dilute all shareholders of Polomar, including all former holders of Altanine Common Stock issued Merger Consideration at the Closing, pro rata.

Prior to the Effective Time, Altanine and Polomar shall take all action that may be necessary (under the Altanine Equity Plan and otherwise) to effectuate the provisions of Section 1.6(b) of the Merger Agreement and to ensure that, from and after the Effective Time, holders of Altanine Stock Options have no rights with respect thereto other than those specifically provided in Section 1.6(b) of the Merger Agreement.

At or prior to the Effective Time, Polomar shall reserve for issuance the number of shares of Polomar Common Stock that will become subject to the Altanine Stock Options assumed by Polomar pursuant to Section 1.6(b)(i) of the Merger Agreement.

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Effect of the Merger on Warrants of Altanine

At the Effective Time, all unexercised and unexpired warrants to purchase shares of Altanine Common Stock (the “Altanine Warrants”), then outstanding under the several warrant agreements entered into by Altanine and the warrant holders party thereto (collectively, the “Warrant Agreements”), shall be converted into and become a warrant to purchase Polomar Common Stock, and Polomar shall assume such Altanine Warrant in accordance with the terms (as in effect as of the date of the Merger Agreement) of the applicable Altanine Warrant and the terms of the Contract by which such Altanine Warrant is evidenced. All rights with respect to Altanine Common Stock under Altanine Warrants assumed by Polomar shall thereupon be converted into rights with respect to Polomar Common Stock. Accordingly, from and after the Effective Time: (i) each Altanine Warrant assumed by Polomar may be exercised solely for shares of Polomar Common Stock; (ii) the number of shares of Polomar Common Stock subject to each Altanine Warrant assumed by Polomar shall be determined by multiplying the number of shares of Altanine Preferred Stock that were subject to such Altanine Warrant immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Polomar Common Stock; (iii) the per share exercise price for the Polomar Common Stock issuable upon exercise of each Altanine Warrant assumed by Polomar shall be determined by dividing the per share exercise price of Altanine Preferred Stock subject to such Altanine Warrant, as in effect immediately prior to the Effective Time, by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any Altanine Warrant assumed by Polomar shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Altanine Warrant shall otherwise remain unchanged as a result of the assumption of such Altanine Warrant; provided, however, that the Polomar Board or a committee thereof shall succeed to the authority and responsibility of the Altanine Board or any committee thereof with respect to each Altanine Warrant assumed by Polomar. Prior to the Effective Time, Altanine shall take all actions necessary or reasonably requested by Polomar (including obtaining any necessary consents) to effectuate the provisions of Section 1.6(c) of the Merger Agreement.

Effect of the Merger on Notes of Altanine

At the Effective Time, all unconverted and unexpired Altanine Notes, will be assumed by Polomar. Each Altanine Note so assumed by Polomar under the Merger Agreement will continue to have, and be subject to, the same terms and conditions as set forth in such Altanine Note, except that (i) each Altanine Note will be convertible (or will become convertible in accordance with its terms) for that number of whole shares of Polomar Common Stock as adjusted based on the Exchange Ratio; (ii) any reference in Altanine Notes to Altanine shall be deemed a reference to Polomar and (iii) any references in Altanine Notes to Altanine Common Stock shall be deemed a reference to Polomar Common Stock.

Effect of the Merger on Merger Sub Shares

Each Merger Sub Share then outstanding will be converted into one (1) share of common stock of the Surviving Company. Each certificate of Merger Sub, if any, evidencing ownership of any such Merger Sub Shares will, as of the Effective Time, evidence ownership of such shares of common stock of the Surviving Company.

Allocation Spreadsheet

Prior to the Effective Time, Altanine will prepare and deliver to Polomar a true, correct and complete list of (i) the Altanine Shareholders, holders of the Altanine Stock Options and holders of the Altanine Warrants, and the amount of shares of the Altanine Common Stock and Altanine Preferred Stock held by each of them as of immediately prior to the Effective Time; and (ii) the number of shares of Parent Common Stock and Parent Preferred Stock to be exchanged for each of the Altanine Shareholder’s shares of the Altanine Capital Stock and the number of shares of Parent Common Stock to be subject to each option and warrant replacing each Altanine Stock Option and Altanine Warrant, as applicable, all in accordance with the terms of the Merger Agreement. A copy of such list, which would be accurate if the Closing Date were the date of the Merger Agreement, is attached as EXHIBIT C to the Merger Agreement.

No Fractional Shares

No fraction of a share of Polomar Common Stock will be issued in connection with the Merger, and no certificates or scrip for any such fractional shares will be issued. All fractional share amounts shall be rounded up to the nearest whole share (based on the total number of shares of Polomar Common Stock to be issued to the applicable Altanine Shareholders).

Adjustments

The Exchange Ratio will be appropriately adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into shares of Altanine Common Stock), reorganization, recapitalization or other like change with respect to Polomar Capital Stock or the Altanine Common Stock occurring after the date of the Merger Agreement and prior to the Effective Time.

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Payment for Securities; Exchange Procedures

On the Closing Date (or as soon as practicable thereafter), Polomar will engage a third party to act as exchange agent in connection with the Merger (the “Exchange Agent”) pursuant to an exchange agent agreement satisfactory to Altanine. As soon as practicable after the Effective Time, Polomar will issue and cause to be deposited with the Exchange Agent non-certificated shares of Polomar Capital Stock represented by book-entry issuable pursuant to Section 1.6(a) of the Merger Agreement. The shares of Polomar Capital Stock so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the “Exchange Fund.”

As soon as reasonably practicable after the Effective Time, Polomar will mail to the record holders of Altanine Capital Stock (i) a letter of transmittal, substantially in the form of EXHIBIT D to the Merger Agreement (“Letter of Transmittal”), and (ii) instructions for use in effecting the surrender of Altanine Capital Stock in exchange for non-certificated shares of Polomar Capital Stock represented by book-entry issuable pursuant to Section 1.6(a) of the Merger Agreement. Upon surrender of an Altanine Certificate (if applicable) to Polomar for exchange, together with a duly executed Letter of Transmittal and such other documents as may be reasonably required by Polomar, (A) the holder of such shares of Altanine Capital Stock will be entitled to receive in exchange therefor non-certificated shares of Polomar Capital Stock represented by book-entry equal to the number of whole shares of Polomar Capital Stock that such holder has the right to receive pursuant to the provisions of Section 1.6(a) of the Merger Agreement, (B) the shares of Altanine Capital Stock so surrendered will be canceled and (C) Polomar will instruct Polomar’s transfer agent to issue non-certificated shares of Polomar Capital Stock represented by book-entry issuable pursuant to Section 1.6(a) of the Merger Agreement. Until surrendered as contemplated by Section 1.8(b) of the Merger Agreement, each share of Altanine Capital Stock held by an Altanine Shareholder will be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration.

No distributions declared or made with respect to Polomar Capital Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Altanine Certificate with respect to the shares of Polomar Capital Stock that such holder has the right to receive in the Merger until such holder surrenders such Altanine Certificate in accordance with Section 1.8 of the Merger Agreement (at which time such holder will be entitled, subject to the effect of applicable escheat or similar laws, to receive all such distributions, without interest).

If any shares of Polomar Capital Stock are to be issued in a name other than that in which the shares of Altanine Capital Stock surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the shares of Altanine Capital Stock so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid to Polomar or any Person designated by it any transfer or other taxes required by reason of the issuance of the shares of Polomar Capital Stock in any name other than that of the registered holder of the shares of Altanine Capital Stock surrendered, or established to the satisfaction of Polomar or any agent designated by it that such tax has been paid or is not payable.

Neither Polomar nor the Surviving Company will be liable to any holder or former holder of the shares of Altanine Capital Stock or to any other Person with respect to any shares of Polomar Capital Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

Withholding Rights

Each of Polomar and the Surviving Company will be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to the Merger Agreement to any holder or former holder of the shares of Altanine Capital Stock such amounts as may be required to be deducted or withheld therefrom under the Code or any provision of state, local or foreign tax law or under any other applicable Legal Requirement; provided, however, that the Person intending to deduct or withhold shall use reasonable efforts to notify such Persons of any such amounts within at least five Business Days prior to the due date for any relevant payment, which notice shall provide reasonable details regarding the Legal Requirements that require such deduction or withholding, and the Parties shall work together in good faith to minimize such deduction or withholding. To the extent such amounts are so deducted or withheld, such amounts will be treated for all purposes under the Merger Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

Representations and Warranties

The Merger Agreement contains customary representations and warranties made by the parties that are subject, in some cases, to certain exceptions and qualifications (including those related to knowledge, materiality and Material Adverse Effect) and different lookback periods.

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The Merger Agreement contains representations and warranties made by Altanine and its subsidiaries relating to, among other things, the following:

●	due organization, valid existence, good standing, power and qualification to do business;

●	capital Structure and capitalization;

●	corporate power and authority (including for the execution, delivery and performance of the Merger Agreement and the transaction documents;

●	non-contravention, consents and filings;

●	financial statements;

●	absence of undisclosed liabilities;

●	absence of certain changes or events;

●	tax matters;

●	intellectual property;

●	compliance with legal requirements;

●	litigation and absence of certain legal proceedings;

●	brokers’ and finders’ fees;

●	employee benefit plans and employee and labor matters;

●	title to assets and condition of equipment;

●	environmental matters;

●	material contracts; and

●	exclusivity of representations and warranties.

The Merger Agreement contains a similar set of representations and warranties made by Polomar and Merger Sub relating to, among other things, the following:

●	due organization, valid existence, good standing, power and qualification to do business;

●	capital Structure and capitalization;

●	corporate power and authority (including for the execution, delivery and performance of the Merger Agreement and the transaction documents;

●	non-contravention, consents and filings;

●	anti-takeover statutes;

●	compliance with SEC filings;

●	tax matters;

●	intellectual property;

●	compliance with legal requirements;

●	litigation and absence of certain legal proceedings;
●	brokers’ and finders’ fees;

●	interested party transactions;

●	disclosure matters;

●	ownership and prior activities of Merger Sub; and

●	exclusivity of representations and warranties.

Certain of the representations and warranties in the Merger Agreement are qualified by a “materiality” or “Material Adverse Effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct would be material to, or have a Material Adverse Effect on, the applicable party).

Covenants and Agreements

Conduct of Business of Altanine Prior to Completion of the Transaction

During the Pre-Closing Period, Altanine agrees, except to the extent that Polomar consents in writing, which will not be unreasonably withheld, conditioned or delayed, and except to the extent as necessary to effect the transactions contemplated in the Merger Agreement, to use commercially reasonable efforts to carry on its business in the ordinary course of business. In addition, without limiting the foregoing, other than as expressly contemplated by the Merger Agreement, without obtaining the written consent of Polomar, which will not be unreasonably withheld, conditioned or delayed, Altanine will not do any of the following:

●	amend or otherwise change its articles of incorporation or bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise;

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●	issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any capital securities of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any capital securities, or any other ownership interest, other than in connection with (i) the exercise of the Altanine Stock Options outstanding on the date of the Merger Agreement as required by the terms of such Altanine Stock Options, or (ii) the conversion of the Altanine Preferred Stock in accordance with its terms;

●	redeem, repurchase or otherwise acquire, directly or indirectly, any shares of Altanine Common Stock, Altanine Stock Options and Altanine Warrants;

●	incur any indebtedness or guarantee any indebtedness for borrowed money outside of the existing line of credit pursuant to that certain Promissory Note and Loan Agreement, dated April 9, 2024, by and between Altanine and Lender or issue or sell any debt securities or guarantee any debt securities or other obligations of others or sell, pledge, dispose of or create an Encumbrance over any assets (except for (i) sales of assets in the ordinary course of business and (ii) dispositions of obsolete or worthless assets);

●	accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options or warrants or authorize cash payments in exchange for any options, except as may be required under any Contract or the Merger Agreement or as may be required by applicable Legal Requirements;

●	declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital securities or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for its capital securities or (iii) amend the terms of, repurchase, redeem or otherwise acquire any of its securities, or propose to do any of the foregoing;

●	acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any other material property or assets in excess of $150,000;

●	take any action, other than as required by applicable Legal Requirements or GAAP or as disclosed in the notes to the Altanine financial statements, to change accounting policies or procedures;

●	make or change any material tax election inconsistent with past practices, adopt or change any Tax accounting method, or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations for any assessment of any Tax;

●	pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) in the aggregate amount exceeding $150,000 in the aggregate or $50,000 individually, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in Altanine’s financial statements, or incurred in the ordinary course of business;

●	initiate any Legal Proceeding or settle or agree to settle any Legal Proceeding (in each case, except in connection with the Merger Agreement); and

●	take, or agree in writing or otherwise to take, any of the actions described above, or any action which would make any of the representations or warranties of Altanine contained in the Merger Agreement untrue or incorrect or prevent Altanine from performing or cause Altanine not to perform its covenants under the Merger Agreement or result in any of the conditions to the Merger set forth in the Merger Agreement not being satisfied.

Additionally, during the Pre-Closing Period, Polomar agrees, except to the extent that Altanine consents in writing, which will not be unreasonably withheld, conditioned or delayed, to carry on its business in the ordinary course of business. In addition, without limiting the foregoing, other than as expressly contemplated by the Merger Agreement, without obtaining the written consent of Altanine, which will not be unreasonably withheld, conditioned or delayed, none of the Acquiring Companies will do any of the following:

●	amend or otherwise change its certificate of incorporation or bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise, except as may be contemplated by the SEC Documents;

●	issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or Encumbrance of, any capital securities of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any capital securities, or any other ownership interest, other than in connection with (i) the exercise of any option to purchase shares of the Polomar Capital Stock (“Polomar Stock Options”) outstanding on the date of the Merger Agreement as required by the terms of such Polomar Stock Options or (ii) the conversion of the Series A Convertible Preferred Stock, par value $0.001 per share, of Polomar in accordance with its terms;

●	incur any indebtedness or guarantee any indebtedness for borrowed money outside of the existing line of credit pursuant to that certain Promissory Note and Loan Agreement, dated August 13, 2024, as amended on November 8, 2024 and June 30, 2025, by and between Polomar and Reprise Management, Inc., or issue or sell any debt securities or guarantee any debt securities or other obligations of others or sell, pledge, dispose of or create an Encumbrance over any assets, except consistent with past practices and provided all of such indebtedness is repaid, terminated or spun off at or prior to the Closing;

●	accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options or warrants or authorize cash payments in exchange for any options;

●	declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) amend the terms of, repurchase, redeem or otherwise acquire any of its securities, or propose to do any of the foregoing;

●	acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any other material property or assets in excess of $150,000; (ii) enter into or amend any Polomar Contract; or (iii) authorize any capital expenditures or purchase of fixed assets;

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●	materially increase the compensation payable or to become payable to its directors, officers, employees or consultants or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer, employee or consultant, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any such director, officer, consultant or employee;

●	take any action, other than as required by applicable Legal Requirements or GAAP, to change accounting policies or procedures;

●	make or change any material Tax election inconsistent with past practices, adopt or change any Tax accounting method, or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations for any assessment of any Tax;

●	pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) in the aggregate amount exceeding $150,000 in the aggregate or $50,000 individually,, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the financial statements of Polomar, or incurred in the ordinary course of business;

●	enter into any material partnership arrangements, joint development agreements or strategic alliances;

●	initiate any Legal Proceeding or settle or agree to settle any Legal Proceeding (in each case, except in connection with the Merger Agreement); or

●	take, or agree in writing or otherwise to take, any of the actions described above, or any action which would make any of the representations or warranties of the Acquiring Companies contained in the Merger Agreement untrue or incorrect or prevent the Acquiring Companies from performing or cause the Acquiring Companies not to perform their covenants hereunder or result in any of the conditions to the Merger set forth in the Merger Agreement not being satisfied.

Covenants Regarding Non-Solicitation

From the date of the Merger Agreement until the Effective Time or termination of the Merger Agreement in accordance with Article 7, neither Polomar nor Altanine shall, nor shall either of them authorize or permit any of its Representatives to, directly or indirectly, take any action to solicit, initiate, knowingly facilitate or encourage the submission of any Acquisition Proposal, engage in any discussions or negotiations with any third party regarding an Acquisition Proposal or enter into any agreement with respect to an Acquisition Proposal.

Subject to Section 5.15(b) and Section 5.15(d) of the Merger Agreement, during the Pre-Closing Period, Polomar shall not, nor shall it authorize or permit any of the Polomar Subsidiaries or any of its or their respective Representatives to, directly or indirectly, except as otherwise provided below: (i) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of furnishing any non-public information relating to Polomar or any Polomar Subsidiary), or knowingly induce or knowingly take any other action which would reasonably be expected to lead to the making, submission or announcement of, any proposal or inquiry that constitutes, or is reasonably likely to lead to, an Acquisition Proposal; (ii) other than informing Persons of the provisions contained in Section 5.15 of the Merger Agreement, enter into, continue or participate in any discussions or any negotiations regarding any Acquisition Proposal or otherwise take any action to knowingly facilitate or knowingly induce any effort or attempt to make or implement an Acquisition Proposal (including any Acquisition Proposal received prior to the date of the Merger Agreement); (iii) approve, endorse or recommend an Acquisition Proposal or any letter of intent, memorandum of understanding or Contract contemplating an Acquisition Proposal or requiring Polomar to abandon or terminate its obligations under the Merger Agreement, or enter into any of the foregoing; or (iv) agree, resolve or commit to do any of the foregoing. Polomar shall and shall cause the Polomar Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated all discussions or negotiations with any Person previously conducted with respect to any Acquisition Proposal. Polomar shall promptly deny to any third-party access to any data room (virtual or actual) containing any confidential information previously furnished to any such third party relating to any Acquisition Proposal.

Notwithstanding anything in Section 5.15 of the Merger Agreement to the contrary, in response to an unsolicited written Acquisition Proposal that the Polomar Board determines in good faith (after consultation with its outside legal counsel) constitutes or would reasonably be expected to result in a Superior Proposal (and that did not result from a violation of Section 5.15(a) of the Merger Agreement), Polomar may, upon a good faith determination by the Polomar Board (after receiving the advice of its outside counsel) that failure to take such action would be inconsistent with the Polomar’s Board’s fiduciary duties to the Polomar Stockholders under applicable Legal Requirements: (x) furnish information with respect to Polomar to the Person making such Acquisition Proposal (and such Person’s Representatives), provided that Polomar and such Person first enter into a confidentiality agreement with confidentiality provisions that are not less restrictive to such Person than the provisions of the Confidentiality Agreement (as defined in the Merger Agreement) are to Altanine and that would not prohibit compliance by Polomar with the provisions of Section 5.15 of the Merger Agreement, and provided further that all such information shall have been previously provided to Altanine or is concurrently provided to Altanine at the same time that it is provided to such Person; and (y) participate in discussions or negotiations with the Person making such Acquisition Proposal (and such Person’s Representatives) regarding such Acquisition Proposal.

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Polomar shall promptly, but in no event later than forty-eight hours, notify Altanine in writing if any proposal, offer or inquiry is received by, or any discussions or negotiations are sought to be initiated or continued with, Polomar in respect of any Acquisition Proposal. Subject to Section 5.15 of the Merger Agreement, such notice shall advise Altanine in writing of Polomar’s intention to participate or engage in discussions or negotiations with, or furnish non-public information to, such Person and shall, in any such notice to Altanine, indicate the identity of the Person making such proposal, offer, inquiry or other contact and the material terms and conditions of any proposals or offers (and shall include with such notice copies of any written materials received from or on behalf of such Person relating to such proposal, offer, inquiry or other request), and thereafter shall promptly keep Altanine informed of all material developments affecting the status and the material terms of any such proposal, offer, inquiry or other request and of the status of any such discussions or negotiations relating thereto (including providing Altanine with any additional written materials received relating to such proposal, offer, inquiry or other request).

The Polomar Board shall not: (i) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any Acquisition Proposal; or (ii) resolve, agree or publicly propose to take any such actions (each such foregoing action or failure to act in clauses (i) through (ii) being referred to as a “Change in Polomar Board Recommendation”). Notwithstanding the foregoing, the Polomar Board may, at any time prior to the Closing, take any of the actions set forth in Section 5.15(d)(i)-(ii) of the Merger Agreement, provided that prior to taking any such action, Polomar complies with Section 5.15(e) of the Merger Agreement:

●	effect a Change in Polomar Board Recommendation in response to an Acquisition Proposal if the Polomar Board concludes in good faith: (A) after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to the Polomar Stockholders under applicable Legal Requirements; and (B) after consultation with Polomar’s financial advisor and outside counsel, that the Acquisition Proposal constitutes a Superior Proposal; and
●	effect a Change in Polomar Board Recommendation in response to an intervening event if the Polomar Board concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to the Polomar Stockholders under applicable Legal Requirements.

Notwithstanding anything to the contrary set forth in Section 5.15(d) of the Merger Agreement, the Polomar Board shall not be entitled to make a Change in Polomar Board Recommendation as contemplated by Section 5.15(d)(i) or Section 5.15(d)(ii) of the Merger Agreement unless: (i) Polomar shall have first provided prior written notice to Altanine that it intends to take any of the foregoing actions (a “Polomar Notice”), which Polomar Notice shall, if the basis for the proposed action by the Polomar Board is not related to a Superior Proposal, contain a description of the events, facts and circumstances giving rise to such proposed action or, if the basis for the proposed action by the Polomar Board is a Superior Proposal, contain a description of the material terms and conditions of such Superior Proposal, including a copy of the definitive acquisition agreement in the form to be entered into (it being understood and agreed that the delivery of such Polomar Notice shall not, in and of itself, be deemed to be a Change in Polomar Board Recommendation); and (ii) Altanine does not make, within three Business Days after the receipt of such Polomar Notice, a proposal that would, in the good faith judgment of the Polomar Board (after consultation with outside counsel), cause such events, facts and circumstances to no longer form the basis for the Polomar Board’s to effect a Change in Polomar Board Recommendation or cause the Acquisition Proposal previously constituting a Superior Proposal to no longer constitute a Superior Proposal, as the case may be, provided that (x) any material change in such events, facts and circumstances or any amendment to any material term of such Superior Proposal or (y) with respect to any previous Change in Polomar Board Recommendation, any material change in the principal stated rationale by the Polomar Board for such previous Change in Polomar Board Recommendation, shall, in the case of either (x) or (y), require a new Polomar Notice and a new three Business Day period.

Nothing contained in Section 5.15 or elsewhere in the Merger Agreement shall prohibit Polomar or the Polomar Board from: (i) taking and disclosing to Polomar’s stockholders a position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (ii) making any disclosure to Polomar’s stockholders if, in the good faith judgment of the Polomar Board, after consultation with outside counsel, the failure to make such disclosure would be inconsistent with the Polomar Board’s fiduciary duties to Polomar’s stockholders under applicable Legal Requirements; provided, however, that Section 5.15(f) of the Merger Agreement shall not affect the obligations of Polomar and the Polomar Board and the rights of Altanine under Section 5.15(d) and Section 5.15(e) of the Merger Agreement to the extent applicable to such disclosure (it being understood that neither any “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, nor any accurate disclosure of factual information (other than Polomar or the Polomar Board taking any action set forth in Section 5.15(d) and Section 5.15(e) of the Merger Agreement) to Polomar’s stockholders that is required to be made to such stockholders under applicable Legal Requirements or in satisfaction of the Polomar Board’s fiduciary duties under applicable Legal Requirements, shall be deemed to be a Change in Polomar Board Recommendation).

Required Actions; Regulatory Approvals

As promptly as practicable, each Party will file all notices, reports and other documents required to be filed by such Party with any Governmental Body with respect to the Merger and the other transactions contemplated by the Merger Agreement, and to submit promptly any additional information requested by any such Governmental Body. Each of Polomar and Altanine will notify the other Party promptly upon the receipt of (and, if in writing, share a copy of) any communication received by such Party from, or given by such Party to, any Governmental Bodies and of any material communication received or given in connection with any proceeding by a private party, in each case in connection with the transactions contemplated by the Merger Agreement. Each of Polomar and Altanine will give the other Party prompt notice of the commencement or known threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other transactions contemplated by the Merger Agreement, will keep the other Party reasonably informed as to the status of any such Legal Proceeding or threat, and, in connection with any such Legal Proceeding, will permit authorized Representatives of the other Party to be present at each meeting or conference relating to any such Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Body in connection with any such Legal Proceeding.

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Upon the terms and subject to the conditions set forth in the Merger Agreement and subject to Section 5.2(b) of the Merger Agreement, each of the Parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions necessary or advisable to satisfy each of the conditions set forth in Article 6 of the Merger Agreement, consummate the Merger and make effective the other transactions contemplated by the Merger Agreement (provided that no Party will be required to waive any of the conditions set forth in Article 6, as applicable, to its obligations to consummate the Merger and the other transactions contemplated by the Merger Agreement).

See the section entitled “The Transaction—Regulatory Approvals” beginning on page 79 of this information statement for more information on the status of the regulatory filings as of the date of this information statement.

Directors’ and Officers’ Indemnification and Insurance

From and after the Effective Time, Polomar will fulfill and honor in all respects the obligations of Altanine and Polomar which exist prior to the date of the Merger Agreement to indemnify Altanine’s and Polomar’s present and former directors and officers and their heirs, executors and assigns; provided, however, that Altanine directors and officers which become directors and officers of the Surviving Company will enter into the Surviving Company’s standard indemnification agreement substantially in the form of EXHIBIT E to the Merger Agreement, which will supersede any other contractual rights to indemnification. The articles of incorporation and bylaws of the Surviving Company will contain provisions at least as favorable as the provisions relating to the indemnification and elimination of liability for monetary damages set forth in the articles of incorporation and bylaws of Altanine, and the provisions relating to the indemnification and elimination of liability for monetary damages set forth in the articles or certificate of incorporation and bylaws of Altanine and Polomar will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, at the Effective Time, were directors, officers, employees or agents of Altanine or Polomar, unless such modification is required by Legal Requirements.

Nasdaq Application and Listing

Polomar and Altanine shall use commercially reasonable efforts, (a) to the extent required by the rules and regulations of Nasdaq, to prepare and submit to Nasdaq a notification form for the listing of the Polomar Capital Stock to be issued in connection with the Merger, and to cause such shares to be approved for listing (subject to official notice of issuance) and (b) to the extent required by Nasdaq Marketplace Rule 5110, to file the Nasdaq Listing Application and to cause such Nasdaq Listing Application to be conditionally approved prior to the Closing Date subject to Closing. The Parties will use commercially reasonable efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Polomar agrees to pay all Nasdaq fees associated with the Nasdaq Listing Application. Altanine will cooperate with Polomar as reasonably requested by Polomar with respect to the Nasdaq Listing Application and promptly furnish to Polomar all information concerning Altanine and its shareholders that may be required or reasonably requested in connection with any action contemplated by Section 5.11 of the Merger Agreement.

Equity Credit Line

At the Closing and subject to approval of the Nasdaq Listing Application, Polomar will use its best efforts to enter into an Equity Credit Line in a minimum amount of $25 million at terms to be mutually agreeable to Polomar and Altanine.

Certain Additional Covenants and Agreements

The Merger Agreement contains certain other covenants and agreements, including, among others, covenants relating to:

●	Altanine’s agreement to promptly notify Polomar of certain events;

●	Altanine’s and Polomar’s agreement with respect to the preparation and filing of a registration statement on Form S-4;

●	Altanine’s and Polomar’s agreement with respect to certain confidentiality and public disclosure obligations relating to the Merger Agreement, transaction documents, Merger and Transaction;

●	The agreement to use reasonable best efforts to obtain and deliver all consents, waivers, approvals or terminations, as applicable, and make any required notices under certain specified Contracts prior to the Closing; and

●	Polomar shall effect a reverse stock split in order to achieve a stock price of $10.00 per share prior to Closing.

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Conditions to Consummation of the Transaction

The respective obligations of each of Polomar, Altanine and Merger Sub to consummate the Transaction are subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

●	No temporary restraining order, preliminary or permanent injunction or other Order (whether temporary, preliminary or permanent) issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, will be in effect, nor will any proceeding brought by any administrative agency or commission or other Governmental Body or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there will not be any action taken, or any statute, rule, regulation or Order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement illegal.

●	Each of Altanine, Merger Sub, and Polomar shall have received the requisite votes of its shareholders to approve the transactions contemplated by the Merger Agreement, to the extent required under applicable Legal Requirements.

●	Each of Altanine and Polomar shall have obtained all necessary approvals from applicable Governmental Bodies, as described in Section 5.4 of the Merger Agreement.

●	The Registration Statement shall have been declared effective under the Securities Act and shall not be the subject of any stop order.

●	The Nasdaq Listing Application shall have been approved pursuant to Section 5.11 of the Merger Agreement.

The obligations of Polomar and Merger Sub to consummate the Transaction are further subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

●	The representations and warranties of Altanine contained in Article II of the Merger Agreement will be true and correct as of the date of the Merger Agreement and as of the Closing Date, with the same force and effect as if made as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which will remain true and correct as of such date), except for such failures to be true and correct as would not reasonably be expected to constitute a Material Adverse Effect; provided that, all “Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of Altanine contained in the Merger Agreement will be disregarded. Polomar will have received a certificate to such effect signed by an officer of Altanine.

●	Altanine will have performed or complied with in all material respects all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time. Polomar will have received a certificate to such effect signed by an officer of Altanine.

●	Since the date of the Merger Agreement, there will have been no change, occurrence or circumstance in the business, results of operations or financial condition of Altanine having a Material Adverse Effect.

●	Polomar shall have received (i) a certificate dated as of the Closing Date, duly executed by the chief executive officer (or similar position) of Altanine on behalf of Altanine, certifying as to (A) an attached copy of Altanine’s articles of incorporation and stating that it has not been amended, modified, revoked or rescinded, (B) an attached copy of Altanine’s bylaws and stating that it has not been amended, modified, revoked or rescinded and (C) an attached copy of the resolutions of the board of directors (or similar or equivalent governing body) of Altanine authorizing and approving the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby and stating that such resolutions have not been amended, modified, revoked or rescinded, and (ii) a good standing certificate of Altanine from the Secretary of State of the State of Nevada, dated as of a date not more than ten (10) Business Days prior to the Closing Date.

●	Altanine shall deliver (i) audited financial statements of Altanine for the fiscal year ended December 31, 2024 and 2023 and audited by a PCAOB-registered auditing firm and (ii) unaudited financial statements of Altanine for the fiscal quarters required under applicable SEC rules and regulations, in each case if required under applicable SEC rules and regulations in relation to the Closing.

The obligations of Altanine to consummate the Transaction are further subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

●	The representations and warranties of Polomar and Merger Sub contained in Article III of the Merger Agreement will be true and correct as of the date of the Merger Agreement and as of the Closing Date, with the same force and effect as if made as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which will remain true and correct as of such date), except for such failures to be true and correct as would not reasonably be expected to constitute a Material Adverse Effect; provided that, all “Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of Polomar and Merger Sub contained in the Merger Agreement will be disregarded. Altanine will have received a certificate to such effect signed by an officer of each of Polomar and Merger Sub.

●	Polomar and Merger Sub will have performed or complied with in all material respects all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time. Altanine will have received a certificate to such effect signed by an officer of Polomar and Merger Sub.

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●	Since the date of the Merger Agreement, there will have been no change, occurrence or circumstance in the business, results of operations or financial condition of any Acquiring Company having a Material Adverse Effect.

●	Polomar shall have filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding twelve months.

●	Altanine shall have received (i) a certificate dated as of the Closing Date, duly executed by the Secretary of Polomar and Merger Sub, certifying as to (A) an attached copy of Polomar’s and Merger Sub’s articles of incorporation, as amended, and stating that they have not been further amended, modified, revoked or rescinded, (B) an attached copy of Polomar’s and Merger Sub’s bylaws and stating that they have not been amended, modified, revoked or rescinded and (C) an attached copy of the resolutions of the board of directors of Polomar and Merger Sub authorizing and approving the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby and stating that such resolutions have not been amended, modified, revoked or rescinded, and (ii) a good standing certificate of Polomar and Merger Sub from the Secretary of State of the State of Nevada, dated as of a date not more than ten (10) Business Days prior to the Closing Date.

●	Polomar shall effect a reverse stock split in order to achieve a stock price of $10.00 per share prior to Closing.

●	The Concurrent Financing shall have been completed.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time under the following circumstances:

●	by mutual written consent of Altanine and Polomar duly authorized by each of their respective boards of directors;

●	by either Polomar or Altanine by written notice if the Merger has not been consummated by the close of business on the ninetieth Business Day after the date of the Merger Agreement (provided that the right to terminate the Merger Agreement under Section 7.1(b) of the Merger Agreement will not be available to any Party whose material breach of the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date);

●	by either Polomar or Altanine by written notice if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission will have issued a non-appealable final Order or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or any of the other transactions contemplated by the Merger Agreement;

●	by Polomar by written notice to Altanine if neither Polomar nor Merger Sub is then in material breach of any provision of the Merger Agreement and upon breach of any of the representations, warranties, covenants or agreements on the part of Altanine set forth in the Merger Agreement, or if any representation or warranty of Altanine will have become inaccurate, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) of the Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided if such breach or inaccuracy is curable by Altanine, then the Merger Agreement will not terminate pursuant to Section 7.1(d) of the Merger Agreement as a result of such particular breach or inaccuracy unless the breach or inaccuracy remains uncured as of the tenth (10th) Business Day following the date of written notice given by Polomar to Altanine of such breach or inaccuracy and its intention to terminate the Merger Agreement pursuant to Section 7.1(d) of the Merger Agreement; or

●	by Altanine by written notice to Polomar if Altanine is not then in material breach of any provision of the Merger Agreement and upon breach of any of the representations, warranties, covenants or agreements on the part of Polomar or Merger Sub set forth in the Merger Agreement, or if any representation or warranty of Polomar or Merger Sub will have become inaccurate, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) of the Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided if such breach or inaccuracy is curable by Polomar or Merger Sub, then the Merger Agreement will not terminate pursuant to Section 7.1(e) of the Merger Agreement as a result of such particular breach or inaccuracy unless the breach or inaccuracy remains uncured as of the tenth Business Day following the date of written notice given by Altanine to Polomar of such breach or inaccuracy and its intention to terminate the Merger Agreement pursuant to Section 7.1(e) of the Merger Agreement.

In the event of the termination of the Merger Agreement pursuant to Section 7.1, the Merger Agreement will forthwith become void, except that the last sentence of Section 5.1, Sections 5.3, 5.10, Section 7.2 and Article 8 of the Merger Agreement shall survive such termination; provided that nothing in the Merger Agreement shall relieve Polomar, Merger Sub or Altanine of any liability for any breach of the Merger Agreement prior to the effective date of termination.

Expenses

Except as otherwise expressly provided in the Merger Agreement or otherwise agreed by the parties, all costs and expenses incurred in connection with the Merger Agreement and the Transactions (including transaction expenses) will be paid by the party incurring such expense.

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Amendments, Extensions and Waivers

The Merger Agreement may be amended by a written instrument executed by Polomar and Altanine pursuant to action taken by or on behalf of their respective boards of directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger by Altanine’s or Polomar’s stockholders, as applicable, no amendment may be made which by Legal Requirements requires further approval by such stockholders without such further approval.

Except as expressly set forth in the Merger Agreement (including, without limitation, Section 5.8 of the Merger Agreement), no failure or delay on the part of any Party in the exercise of any right thereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement in the Merger Agreement, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. At any time prior to the Effective Time, any Party may, with respect to any other Party, (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant thereto and (c) waive compliance with any of the Merger Agreement or conditions contained in the Merger Agreement. Any such extension or waiver will be valid if set forth in an instrument in writing signed by the Party or Parties to be bound.

Remedies Cumulative; Specific Performance

All rights and remedies existing under the Merger Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. Each Party to the Merger Agreement agrees that, in the event of any breach or threatened breach by the other Party of any covenant, obligation or other provision set forth in the Merger Agreement: (a) such Party will be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it) to: (i) an Order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision; and (ii) an injunction restraining such breach or threatened breach; and (b) such Party will not be required to provide any bond or other security in connection with any such Order or in connection with any related action or Legal Proceeding.

Governing Law; Jurisdiction

The Merger Agreement will be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the Parties to the Merger Agreement agree that any action, suit or other Legal Proceeding relating to the Merger Agreement or the enforcement of any provision of the Merger Agreement will be brought or otherwise commenced exclusively in the state courts in the State of Nevada or, if jurisdiction over the matter is vested exclusively in the federal courts, the United States District Court for the District of Nevada. Each Party to the Merger Agreement: (i) expressly and irrevocably consents and submits to the exclusive jurisdiction of such court (and each appellate court therefrom) in connection with any such action, suit or Legal Proceeding; (ii) agrees that such court will be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such action, suit or Legal Proceeding commenced in any such court, any claim that such Party is not subject personally to the jurisdiction of such court, that such action, suit or Legal Proceeding has been brought in an inconvenient forum, that the venue of such action, suit or other Legal Proceeding is improper or that the Merger Agreement or the subject matter of the Merger Agreement may not be enforced in or by such court.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Rule 8-05 of Regulation S-X, which applies to smaller reporting companies, and is presented using a format consistent with the guidance in Article 11 of Regulation S-X, as amended, and presents the combination of the historical financial information of Polomar Health Services, Inc. (“Polomar” or the “Company”) and Altanine, Inc. (“Altanine”) adjusted to give effect to the Merger.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the financial position and results of operations that would have been achieved had the Merger occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited proforma adjustments represent management’s estimates based on information available as of the date of the unaudited pro forma condensed combined financial information and is subject to change as additional information becomes available and analyses are performed. This information should be read together with the following:

■	The accompanying notes to the unaudited pro forma condensed combined financial statements;
■	The historical unaudited financial statements of Altanine as of and for the nine months ended September 30, 2025 and the related notes;
■	The historical audited financial statements of Altanine as of the year ended December 31, 2024 and the related notes;
■	The historical unaudited financial statements of Polomar as of and for the nine months ended September 30, 2025 and the related notes;
■	The historical audited consolidated financial statements of Polomar as of and for the year ended December 31, 2024 and the related notes;
■	The sections titled “Polomar Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Altanine Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

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Unaudited Pro Forma Condensed Combined Balance Sheets
As of September 30, 2025

	Historical		Transaction Accounting Adjustments		Combined
	Altanine	Polomar	Amount ($)	Notes	Pro Forma
ASSETS
Current assets
Cash	$7,979	$38,854	-		$46,833
Inventory	-	158,810	-		158,810
Prepaid expenses and other assets	102,015	-	-		102,015
Total current assets	109,994	197,664	-		307,658
Property, plant and equipment, net	-	3,506	-		3,506
Leasehold improvements at cost	-	49,435	-		49,435
Other assets
Operating lease - right-of-use asset, net	-	23,620	-		23,620
Intellectual property, net	9,201,229	8,761,501	(8,761,501)	[A]	9,201,229
Reacquired right	-		6,578,771	[A]	6,578,771
Contract based intangible	-	-	3,200,000	[A]	3,200,000
Other intangible assets, net	-	225,000	-		225,000
Security deposit	-	9,000	-		9,000
Goodwill	-	-	31,013,983	[B]	31,013,983
Total other assets	9,201,229	9,019,121	32,031,253		50,251,603
Total assets	$9,311,223	$9,269,726	$32,031,253		$50,612,202

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$616,871	$272,261	-		$889,132
Unearned Revenue	-	200,000	-		200,000
Line of credit due to related party, current	2,169,501	-	-		2,169,501
Related party promissory notes	-	994,385	-		994,385
Operating lease - current liability	-	23,620	-		23,620
Other current liabilities	-	12,864	-		12,864
Total current liabilities	2,786,372	1,503,130	-		4,289,502
Total liabilities	$2,786,372	$1,503,130	$-		$4,289,502

Preferred Stock Series A (Temporary Equity)	894,711	-	-		894,711

Stockholders’ deficit
Common stock	9,645	28,020	100,985	[C]	138,650
Additional paid-in capital	13,442,200	12,361,932	27,306,912	[D]	53,111,044
Accumulated deficit	(7,821,705)	(4,623,356)	4,623,356	[E]	(7,821,705)
Total Stockholders’ deficit	5,630,140	7,766,596	32,031,253		45,427,989

Total liabilities and stockholders’ deficit	$9,311,223	$9,269,726	$32,031,253		$50,612,202

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Unaudited Pro Forma Condensed Combined Statement of Operations
For the nine months ended September 30 2025

	Historical		Transaction Accounting Adjustments		Combined
	Altanine	Polomar	Amounts ($)	Notes	Pro Forma
Revenue	$-	$16,174	$-		$16,174

Cost of Goods Sold	-	4,838	-		4,838

Gross Profit	-	11,336	-		11,336

Operating expenses
General and administrative	1,075,765	1,588,725	-		2,664,490
Stock based compensation	632,629	-	-		632,629
Depreciation and amortization	445,221	-	240,000	AA	685,221
Research and development	366,777	-	-		366,777
Sales and marketing	-	30,161	-		30,161
Total operating expenses	2,520,392	1,618,886	240,000		4,379,278

Loss from operations	(2,520,392)	(1,607,550)	(240,000)		(4,367,942)

Other expense
Change in fair value warrant liability	(1,724,722)	-	-		(1,724,722)
Interest expense	(335,896)	(104,643)	-		(440,539)
Total other expense	(2,060,618)	(104,643)	-		(2,165,261)

Net loss	$(4,581,010)	$(1,712,193)	$(240,000)		$(6,533,203)

Net loss per common share: basic and diluted	$(0.18)	$(0.06)	-		$(0.05)
Weighted average common shares outstanding, basic and diluted	26,048,239	27,779,164	-		138,650,340

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Unaudited Pro Forma Condensed Combined Statement of Operations
For the year ended December 31, 2024

	Historical		Transaction Accounting Adjustments		Pro Forma Condensed
	Altanine	Polomar	Amount ($)	Notes	Combined
Revenue	$-	$58,824	$-		$58,824

Cost of Goods Sold	-	27,921	-		27,921

Gross Profit	-	30,903	-		30,903

Operating expenses
General and administrative	1,403,308	1,284,401	-		2,687,709
Research and development	569,157	-	-		569,157
Stock based compensation	582,888	-	-		582,888
Depreciation and amortization	445,221	-	320,000	AA	765,221
Sales and marketing	-	45,998	-		45,998
Total operating expenses	3,000,574	1,330,399	320,000		4,650,973

Loss from operations	(3,000,574)	(1,299,496)	(320,000)		(4,620,070)

Other expense
Change in fair value warrant liability	42,953	-	-		42,953
Interest expense	(279,096)	(41,837)	-		(320,933)
Total other expense	(236,143)	(41,837)	-		(277,980)

Net loss	$(3,236,717)	$(1,341,333)	$(320,000)		$(4,898,050)

Net loss per common share: basic and diluted	$(0.13)	$(0.05)	-		$(0.03)
Weighted average common shares outstanding	24,115,558	27,656,094	-		159,537,895

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Presentation

On July 23, 2025, Polomar Health Services Inc. (previously named “Polomar” or the “Company”), Polomar Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Altanine, a Nevada corporation (previously named “Altanine”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company (the “Surviving Company”) and a wholly owned subsidiary of the Company (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each one share of Altanine common stock shall be automatically converted into the right to receive one share of Company common stock, and each one share of Altanine preferred stock shall be automatically converted into the right to receive one share of Company preferred stock, in each case subject to adjustment (collectively, the “Exchange Ratio”).

Following the consummation of the Merger, legacy stockholders of Altanine are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Company common stock and legacy stockholders of the Company are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Company common stock. The Company also agreed to assume Altanine’s existing incentive plan and all outstanding options granted by Altanine, as adjusted by the Exchange Ratio. Additionally, at the Effective Time, all unexercised and unexpired warrants to purchase shares of Altanine common stock or preferred stock, then outstanding shall be converted into and become a warrant to purchase the Company’s common stock, as adjusted by the Exchange Ratio.

On October 8, 2025, the Company entered into a First Amendment to Agreement and Plan of Merger and Reorganization (the “Amendment”), which amended the Merger Agreement, dated as of July 23, 2025, by and among the Company, Polomar Merger Sub, Inc., a wholly owned subsidiary of the Company, and Altanine Inc. The Amendment amended the Merger Agreement to provide that the “Exchange Ratio” shall mean the exchange ratio of one share of Polomar Common Stock (as defined in the Merger Agreement) for each share of Altanine Common Stock and five shares of Polomar Preferred Stock for each share of Altanine Preferred Stock.

Management currently expects that the transaction will be accounted for as a reverse merger, with Altanine treated as the accounting acquirer and Polomar as the accounting acquiree under the guidance of ASC 805, Business Combinations, and ASC 805-40, Reverse Acquisitions. However, the Company has not yet completed the detailed accounting analysis required to formally determine which entity is the accounting acquirer for U.S. GAAP reporting purposes. Accordingly, the pro forma financial information presented herein is preliminary and for illustrative purposes only, based on management’s current expectations.

Altanine is believed to be the accounting acquirer based on evaluation of the following facts and circumstances:

■	Legacy Altanine shareholders will obtain a controlling financial interest in the combined entity.
■	Legacy Altanine shareholders will have the ability to control the composition of the Board by electing a majority of the Board members.
■	Legacy Altanine shareholders will hold (approximately 80%) of the combined entity’s outstanding voting interests; and
■	Majority of the Combined Entity’s management will consist of legacy Altanine management.

Under the reverse acquisition model, the business combination will be treated as Altanine issuing equity for the equity of Polomar. Under this method of accounting, Altanine’s assets and liabilities are measured at their historical carrying values while Polomar will be treated as the “acquired” company for financial reporting purposes where Altanine will measure and recognize Polomar’s assets and liabilities under the acquisition method of accounting.

Under the acquisition method of accounting, the estimated purchase price will be allocated to Polomar’s assets acquired and liabilities assumed based upon their estimated fair values at the date of completion of the Merger. Any excess of purchase price over the preliminary estimate of the fair value of identified assets acquired and liabilities assumed will be recognized as goodwill. Significant judgment is required in determining the preliminary fair values of identified intangible assets, certain other assets, and other assumed liabilities. Additionally, the final purchase price allocation will depend on a number of factors that cannot be predicted with certainty at this time. The final valuation may materially change the purchase price and the allocation of the purchase price, which could materially affect the fair values assigned to the assets, and liabilities and could result in a material change to the unaudited pro forma condensed combined financial information.

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The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025, combines the historical unaudited condensed consolidated statement of operations of Polomar for the nine months ended September 30, 2025, and the historical unaudited condensed consolidated statement of operations of Altanine for the nine months ended September 30, 2025.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 combines the historical audited consolidated statements of operations of Polomar for the year ended December 31, 2024 and the historical audited consolidated statements of operations of Altanine for the year ended December 31, 2024. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025, and for the year ended December 31, 2024, are presented on a pro forma basis as if the Merger had been consummated on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial statements are intended to provide information about the impact of the Polomar acquisition as if it had been consummated earlier. The pro forma adjustments are based on available information and certain assumptions that management believes are factually supportable and are expected to have an impact on post-combination Polomar results of operations. Polomar and Altanine did not have any preexisting relationships that would result in eliminations between the two entities on a combined basis. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial statements have been made.

The Closing is subject to certain conditions, including (i) the Company having obtained the affirmative written consent of a supermajority of its disinterested stockholders in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Altanine and the compliance by each of the Company and Altanine with their respective obligations under the Merger Agreement, (iii) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as may be required by law, (iv) the absence of any law or judgment prohibiting or making the Merger unlawful, (v) the receipt of a PCAOB compliant audit of Altanine for the fiscal years ending December 31, 2024 and 2023 and required unaudited financial statements under applicable rules of the Securities and Exchange Commission (the “SEC”), (vi) that the Company shall have filed a Registration Statement on Form S-4 (the “Registration Statement”) with respect to the issuance of the Company’s shares of common stock pursuant to the Merger Agreement, and such Registration Statement shall have been declared effective by the SEC, (vii) that the Nasdaq Listing Application shall have been approved by Nasdaq and (viii) that the Company shall have effected a reverse stock split in order to achieve a stock price of $10.00 per share prior to the Closing.

2.	Estimated purchase price

For accounting purpose, in a reverse merger, the purchase price is the fair value of the equity interest that the accounting acquirer (i.e. Altanine) would have had to issue to give the legacy shareholders of the accounting acquiree (i.e. Polomar) the same percentage they end up after the transaction. The preliminary estimated purchase price, which represents the consideration transferred to Polomar legacy stockholders in this reverse merger, is calculated based on the aggregate amount of Polomar’s outstanding fully diluted common stock upon the closing of the Merger.

For accounting purposes, the purchase price represents the fair value of the equity interest Altanine, as the accounting acquirer, would have had to issue to give the owners of the legal acquirer (i.e. Polomar) the same ownership interest they hold after the Merger.

As of November 24, 2025, Polomar had 150 shares of Series A preferred stock convertible into 1,875,000 shares of Polomar’s Common Stock. For the purpose of the unaudited pro forma condensed combined financial statements presentation, the fair value of the preferred stock was included in the measurement of consideration transferred and within the estimated number of shares of the combined company to be owned by Polomar’s equity holders shown below.

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The valuation of the combined entity was determined using a weighted average of the market approach and the income approach. The Company calculated the distribution of the company’s equity value to the different security holders in the fully diluted capitalization table using the option pricing method.

The accompanying unaudited pro forma condensed combined financial information reflects an estimated purchase price of $39.8 million, which consists of the value of shares of the combined company owned by legacy Polomar’s equity holders, as shown in the table below. Polomar legacy shareholders are expected to own approximately 19 percent of the fully diluted shares in the combined company.

Amount
Estimated number of shares of the combined company to be owned by Polomar equity holders (a)	29,657,679
Multiplied by the assumed effective price per share of Polomar stock (b)	$1.34
Total preliminary estimated purchase price (in thousands)	$39,798

(a)	Represents the number of shares of common stock of the combined company that Polomar equity holders would own as of the closing of the Merger. This amount is calculated, for purposes of this unaudited pro forma condensed financial information, based on the following:

Shares
Shares of Polomar Common Stock outstanding at September 30, 2025	27,657,679
Assumed conversion of Series A preferred stock	2,000,000
Total Polomar shares assumed for merger consideration	29,657,679

(b)	Although Polomar’s shares traded at $0.20 on the OTC market, management concluded this price was not representative of fair value due to minimal trading volume and the company’s nominal net assets. Instead, the fair value of the consideration transferred was determined based on an independent valuation of the combined entity, which implied a total post-merger equity value of $200.7 million. Given Polomar legacy shareholders’ 19% ownership interest, the fair value of the equity interest acquired (i.e., the consideration transferred) was estimated at $39.8 million, including approximately $598k of assumed interest-bearing debt and $407k of assumed non-interest liabilities.

The estimated purchase price was based on an independent valuation of the combined entity as of July 23, 2025. The actual purchase price will fluctuate until the effective date of the transaction. A 10% increase (decrease) to the Polomar effective purchase price would increase (decrease) the purchase price and related goodwill by $3.9 million. Therefore, the estimated consideration expected to be transferred reflected in this unaudited proforma condensed combined financial information does not purport to represent what actual consideration will be when the transaction is completed.

3.	Preliminary purchase price allocation

The allocation of the estimated preliminary purchase price with respect to the Merger is based upon management’s estimates of and assumptions related to the acquisition date fair value of assets to be acquired and liabilities to be assumed as of September 30, 2025, using currently available information. Most assets, liabilities and consideration are measured at fair value in accordance with the principles of ASC 820. There are exceptions to ASC 820’s fair value measurement or recognition principle, including lease balances and re-acquired rights. Since the unaudited pro forma condensed combined financial statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on Polomar’s financial position and results of operations may differ materially from the pro forma amounts included herein.

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The preliminary allocation of the purchase price is as follows (in thousands):

Purchase price consideration (see note 2):	$39,798

Fair Value of Assets acquired:
Cash	$39
Inventory	159
Equipment and leasehold improvements, net	53
Right of use asset	24
Other intangible assets, net	225
Security deposit	9
Contract-based intangible	3,200
Intellectual property	6,579
Total assets	$10,288

Total fair value of liabilities assumed:	$1,503
Fair Value of Net assets acquired	$8,785

Preliminary pro forma Goodwill	$31,013

Working capital and tangible assets: Working capital accounts and property and equipment were valued at their respective carrying amounts because we believe that these amounts approximate the current fair values. Lease balances are exceptions to ASC 820’s fair value measurement principle as these measured and recognized based on measurement and recognition principles in ASC 842. Based on its preliminary assessment, Altanine determined that the historical balances did not require adjustments and the carrying value of such assets and liabilities materially approximated the amounts which Altanine would recognize, assuming that the Merger had been completed as of September 30, 2025.

Identifiable intangible assets: As of the Effective Time of the Merger, identifiable intangible assets are required to be measured at fair value and these acquired assets could include assets that are not intended to be used or sold or that are intended to be used in a manner other than their highest and best use. For purposes of these unaudited pro forma condensed combined financial statements, it is assumed that all assets will be used in a manner that represents their highest and best use. In connection with the business combination, management performed a preliminary identification and valuation of identifiable intangible assets in accordance with ASC 805. Based on the information currently available, the Company identified reacquired rights and a product fulfillment and distribution agreement as the only identifiable intangible assets acquired. No other identifiable intangible assets were identified as of the pro forma balance sheet date.

The preliminary fair values of these identifiable intangible assets have been reflected in the unaudited pro forma condensed combined financial information. The final determination of identifiable intangible assets and their respective fair values will be completed following the closing of the transaction and may differ from the amounts reflected herein.

Amounts preliminarily allocated to identifiable intangibles may change significantly, which could result in a material change in amortization of acquired intangible assets, which is on a straight-line basis. The preliminary estimated useful lives of the identifiable intangible assets are as follows:

Intangible Asset	Useful Life
Product fulfillment and distribution agreement	10 years
Re-acquired right	18 years

Reacquired rights are identified as an exception to the fair value measurement principle because the value recognized for re-acquired rights is not based on market-participant assumptions. In accordance with ASC 805-20-30-20, the value of a reacquired right is determined based on the estimated cash flows over the remaining contractual life, even if market-participants would reflect expected renewals in their measurement of that right. The acquirer must determine the period a market participant would expect the contractual relationship to continue. Because market participants never assume perpetual economic benefit, the valuation must select a reasonable finite period. The re-acquired right represents the Know-How and Patent Licensing Agreement with Pinata, which has a perpetual term. Therefore, the economic life is based on the weighted-average expiration date of the underlying patents.

The excess of the preliminary consideration transferred over the estimated fair value of the identifiable net assets acquired has been reflected as pro forma goodwill. The amount of goodwill presented is provisional, as the Company has not yet completed a detailed valuation analysis of the assets acquired and liabilities assumed from Polomar. The final determination of fair values, which will be based on independent appraisals and management’s analysis, may result in adjustments to the allocation of purchase consideration, including changes to goodwill.

Goodwill: Goodwill is calculated as the difference between the acquisition date fair value of the preliminary estimated purchase price expected to be transferred and the values assigned to the assets acquired and liabilities assumed. Such goodwill is not deductible for tax purposes. Further, under GAAP, goodwill is not amortized but rather subject to an annual fair value impairment test.

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4.	Accounting Policies

Upon consummation of the Merger, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when confirmed, could have a material impact on the combined financial statements of the Combined Company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information.

Revenue Recognition

Altanine Inc., as the accounting acquirer, is an early-stage company and has not generated revenue to date. Altanine is primarily focused on advancing its technology, developing its intellectual property, and building the operational infrastructure necessary to support future commercialization. As a result, Altanine has incurred operating losses since inception and expects to continue to incur losses for the foreseeable future.

The Company recognizes revenue in accordance with generally accepted accounting principles as outlined in the Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 606, Revenue From contracts with Customers, which requires that five basic criteria be met before revenue can be recognized: (i) identify the contract with the customer; (ii) identity the performance obligation(s) in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligation(s) in the contact; and (v) recognize revenue when or as the entity satisfied a performance obligation. Revenue from the sale of goods is recognized when all the following conditions are satisfied:

Revenue from the sale of goods is recognized when all the following conditions are satisfied:

Identification of the Contract: The Company identifies a contract with a customer when an agreement exists that creates enforceable rights and obligations for both parties.

Identification of Performance Obligations: The Company identifies the distinct performance obligations within each contract. A performance obligation is a promise to transfer to the customer a distinct good or service (or a bundle of goods or services) that is separately identifiable from other promises in the contract.

Determination of transaction price: The transaction price is determined based on the consideration to which the company expects to be entitled in exchange for transferring goods to the customer.

Allocation of transaction price: The transaction price is allocated to each performance obligation based on its standalone selling price.

Recognition of Revenue: Revenue is recognized when control of the goods is transferred to the customer, which generally occurs at a point in time when the goods are shipped or delivered, and the customer obtains legal title. For contracts that include multiple performance obligations, revenue is allocated to each performance obligation based on its relative standalone selling price. If the standalone selling price is not directly observable, the Company estimates it using appropriate valuation techniques, such as the adjusted market assessment, expected cost plus margin, or residual approach, depending on the nature of the performance obligation.

5.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

Article 11 of Regulation S-X allows for the presentation of reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Polomar has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the following unaudited pro forma combined financial information.

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Explanations of the adjustments to the unaudited condensed combined pro forma financial statements are as follows:

Unaudited Pro Forma Condensed Combined Balance Sheet:

(A)

Intangibles

In connection with the Merger, management performed a preliminary identification and valuation of identifiable intangible assets in accordance with ASC 805. Based on the information currently available, the Company identified reacquired rights and a product fulfillment and distribution agreement as the only preliminary identifiable intangible assets acquired. No other identifiable intangible assets were identified as of the pro forma balance sheet date.

The preliminary fair values of these identifiable intangible assets have been reflected in the unaudited pro forma condensed combined financial information. The final determination of identifiable intangible assets and their respective fair values will be completed following the closing of the transaction and may differ from the amounts reflected herein.

Intellectual Property and reacquired rights:

On January 20, 2024, Altanine entered into a license agreement with Pinata Holdings, Inc. (“Pinata”) pursuant to which Altanine obtained the exclusive right to use Pinata’s enteric coating technology with respect to its metformin-related products. Additionally, pursuant to the terms of the license agreement, the Company obtained the non-exclusive right to use another party’s enteric coating technology with respect to liraglutide-related products. The license agreement required no upfront payment by the Company but instead provided for a royalty payment to be made by the Company on a percentage basis of net sales of the products described above. On April 1, 2024, Pinata became a wholly owned subsidiary of Altanine pursuant to which Altanine issued 28% of the outstanding and issued shares of Altanine (“Pinata Merger”). Such transaction was accounted for as an asset acquisition pursuant to ASC 805-50. In addition, as part of the pinata merger transaction, the license agreement referred to above between Altanine and Pinata was terminated. Altanine’s use of the Pinata intellectual property is centered around an improved and alternative delivery mechanism for well-established drugs.

On June 29, 2024, Polomar executed the license agreement, to license from Pinata certain patent pending intellectual property rights and know how (the “IP Rights”) regarding the proprietary delivery of products containing metformin, eletriptan, semaglutide, liraglutide and sildenafil. It is Polomar’s intention to utilize the IP Rights in products expected to be manufactured and distributed by it post-acquisition. The license is worldwide, non-exclusive and non-transferable pursuant to the terms of the License Agreement. The License Agreement has a perpetual term, subject to the right of either party to terminate (a) if the other party commits a material breach of its obligations under the License Agreement and fails to cure such breach and (b) at any time upon 180 days prior written notice to the other party. Polomar Pharmacy presently utilizes the licensed IP Rights in its inhalable sildenafil products and intends to use the licensed IP Rights for inhalable sumatriptan and oral GLP-1 receptor agonists. Utilizing projected net revenues, after deducting contractual royalties and cost of goods sold, through December 31, 2029, derived from the IP Rights that Polomar is most likely to utilize, Polomar determined that the license had a net present value of $9,735,000. Polomar additionally took into consideration that while the term of the license is perpetual it is non-exclusive; the underlying intellectual property has not as of the date of this filing been granted patent protection by the U.S. Patent and Trademark Office and the license is terminable on one-hundred eighty (180) days’ notice by either party. Following the contemplated merger between Polomar and Altanine, the reacquired right will consist of the underlying intellectual property and the capitalized license amount previously recognized by Polomar.

Reflects the preliminary fair value of intangible assets acquired, comprised of the following (in thousands):

Intangible Asset	Amount
Contract-based intangible (1)	$3,200
Reacquired right (2)	15,780
Total	$18,980

1.	On March 11, 2025, Polomar executed a Product Fulfillment and Distribution Agreement, effective on March 12, 2025, as amended on March 17, 2025, Amended and Restated on August 19, 2025 (“Amended Agreement”), and executed a first amendment to the Amended Agreement on September 15, 2025 and executed a second amendment to the Amended Agreement on December 15, 2025 (the “ForHumanity Agreement”) with ForHumanity, Inc., a Delaware corporation (“ForHumanity”) and Island Group 40, LLC (“IG4”). The ForHumanity Agreement allows ForHumanity to exclusively market (through March 31, 2026), Polomar’s previously licensed, patent pending, inhalable sildenafil and inhalable eletriptan (the “inhalable Products”). Pursuant to the ForHumanity Agreement, Polomar shall be solely responsible for fulfilling valid prescriptions for the above-referenced medications through Polomar Pharmacy. IG4 provides account management services on behalf of Polomar.

2.	As the accounting acquirer, Altanine had previously granted the accounting acquiree a contractual right to use certain intellectual property. In connection with the acquisition, this right is considered ‘reacquired’ under ASC 805 and is recognized as a separate identifiable intangible asset at its acquisition-date fair value, measured as if the right had been acquired in a standalone transaction. The reacquired right will be amortized over the remaining contractual term of the original license arrangement, in accordance with ASC 805-20, which has been determined to be the weighted-average expiration date of the underlying patents. The total fair value of the intangible amounts to $15,780K, which represents the fair value of the ownership of the Intellectual Property and the fair value of the reacquired rights due to the pre-existing licensing arrangement between Polomar and Pinata. The fair value of the reacquired right was determined based on the relief from royalty method.

(B)	The preliminary goodwill adjustment of $18.7 million represents the recording of the excess of estimated aggregate Merger Consideration over the preliminary fair value of the underlying assets acquired and liabilities assumed (see note 3).

(C)	Represents the adjustment to reflect the removal of Altanine par value and the inclusion of the par value for all shares issued and outstanding upon consummation of the Merger. The equity structure (i.e. the number and type of equity interests issued) should reflect the equity structure of the legal acquirer, which was defined as Polomar. Below is the calculation of the par value for all shares issued and outstanding upon the Merger:

Common Stock par	Amount
Shares of Polomar September 30, 2025	$28,019 624
Shares issued to Altanine legacy shareholders	110,630,716
Total shares issued and outstanding post-Merger	138,650,340
Par value per share	$0.001
Total Common Stock par value	$138,650

(D)	Represents pro forma adjustments to additional paid-in capital balance to reflect the following:

Additional Paid In Capital	Amount
Elimination of historical Polomar Additional Paid In Capital	$(12,361,932)
Corresponding adjustment to par value for the total shares issued and outstanding upon consummation of the Merger	(129,005)
Fair value of shares held by Polomar (see note 2)	39,797,849
Total	$27,306,912

(E)	Reflects the elimination of the historical accumulated deficit of Polomar in connection with the reverse acquisition of $4.6 million.

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Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations:

(AA)	Reflects the following changes in General and administrative expenses:

	For the Year Ended December 31, 2024	For the Nine Months Ended September 30, 2025
Amortization of the reacquired IP (*)	$-	$-
Amortization of the Fair Value of Customer Relationships	320,000	240,000

Total G&A Pro Forma Adjustments	$1,197,000	$897,750

(*) For the purpose of the Unaudited Pro Forma Condensed Combined Statements of Operations, management determined that the historical depreciation and amortization of the capitalized IP and the capitalized licensing agreement would approximate the depreciation and amortization of the revalued combined capitalized IP plus re-acquired rights.

The preliminary useful lives of the identifiable intangible assets are as follows:

Useful Life
Reacquired right	$18 Years
Contract-based agreements	10 Years

6.	Income Tax-Related Pro Forma Adjustments:

The combined company’s ability to use net operating loss carryforwards to offset future taxable income for U.S. federal income tax purposes will be subject to limitations. In general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to limitations on its ability to utilize its pre-change net operating losses to offset future taxable income. In general, an ownership change occurs if the aggregate stock ownership of certain stockholders (generally 5% stockholders, applying certain look-through rules) increases by more than 50 percentage points over such stockholder’s lowest percentage ownership during the testing period (generally three years). In addition, the combination of two companies may also cause the ability for certain valuation allowances associated with one of the companies to no longer be necessary because on a combined basis, there may be new sources of future taxable income to support the reversal of pre-existing valuation allowances.

Currently, no adjustment to the unaudited pro forma condensed combined financial statements has been made as it relates to either limitations the combined company might incur under Section 382 of the Code or ASC 740 or decreases to pre-existing valuation allowances.

7.	Loss Per Share:

Represents loss per share calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Merger. The calculation of weighted average shares outstanding for basic and diluted loss per share assumes the shares issued in connection with the Merger have been outstanding for the entire periods presented.

The table below presents the components of the pro forma loss per share calculation:

	For the Year Ended December 31, 2024	For the Nine Months Ended September 30, 2025
Pro-forma net loss	$(4,898,050)	$(6,533,203)
Basic and Diluted
Weighted average shares outstanding (a)	138,650,340	138,650,340
Net Loss per share	$(0.03)	$(0.05)

a-	The following summarizes the number of shares of common stock outstanding on both the Nine months ended September 30, 2025, and the year ended December 31, 2024, assuming the Merger had been completed on January 1, 2024:

Outstanding Shares
Shares of Polomar Common Stock outstanding at September 30, 2025	28,019,624
Shares of Polomar Common Stock issuable to Altanine legacy stockholders	110,630,716
Total weighted average shares outstanding	138,650,340

The following potential outstanding securities were excluded from the computation of pro forma loss per share, basic and diluted, because their effect would have been anti-dilutive.

Excluded Shares
Stock options outstanding	4,453,074
Series B convertible preferred stock	8,285,004
Total excluded securities	12,738,078

MARKET PRICE AND DIVIDEND INFORMATION

Per Share Market Price and Dividend Information

Market Prices

Polomar Common Stock is currently quoted on the OTCQB tier of the OTC marketplace under the symbol “PMHS”. As of February 4, 2026, the latest practicable trading day before the date of this information statement, there were 28,053,090 shares of Polomar Common Stock outstanding. This does not take into account Polomar’s expected reverse stock split. Additionally, as of February 4, 2026, there were approximately 180 registered holders of record of Polomar Common Stock.

The following table presents trading information for Polomar Common Stock on July 22, 2025, the last trading day before the public announcement of the Merger Agreement, and February 4, 2026, the latest practicable trading day before the date of this information statement.

	Polomar Common Stock
Date	High	Low	Close
July 22, 2025	$0.422	$0.422	$0.422
February 4, 2026	$0.79	$0.79	$0.79

Altanine is a privately held company, and there is no public trading market for any class of Altanine Capital Stock. As of February 4, 2026, there are approximately 45 holders of Altanine Common Stock.

Dividend Information

Polomar’s expected dividend yield is zero, as it has not and does not currently intend to declare dividends in the foreseeable future.

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U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion is a summary of U.S. federal income tax consequences of the Merger to (i) U.S. Holders of shares of Altanine Common Stock that exchange such shares of Altanine Common Stock for shares of Polomar Common Stock in the Merger and (ii) U.S. Holders of shares of Altanine Preferred Stock that exchange such shares of Altanine Preferred Stock for shares of Polomar Preferred Stock in the Merger, with respect to such exchange. The following summary is based upon the provisions of the Code, the Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect, and to differing interpretations. Any such change could affect the accuracy of the statements and conclusions set forth in this discussion.

This discussion addresses only U.S. Holders who hold Altanine Common Stock or Altanine Preferred Stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). It does not address any U.S. federal tax consequences other than income tax consequences (such as estate, gift or other non-income tax consequences) or any state, local or non-U.S. income or non-income tax consequences. In addition, this discussion does not purport to be a complete analysis of all of the U.S. federal income tax consequences (such as the Medicare contribution tax on net investment income) that may be relevant to U.S. Holders in light of their particular circumstances and does not address all of the U.S. federal income tax consequences that may be relevant to particular holders of Altanine Common Stock or Altanine Preferred Stock that are subject to special rules, including, but not limited to:

●	financial institutions;

●	partnerships or other pass-through entities (or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes) or investors in such partnerships or pass-through entities;

●	S corporations or investors in such S corporations;

●	insurance companies;

●	tax-exempt organizations or Governmental Bodies;

●	dealers or brokers in securities or currencies;

●	traders in securities that elect to use a mark-to-market method of accounting;

●	persons that immediately before the Merger actually or constructively owned at least five percent of Altanine Common Stock or Altanine Preferred Stock (by vote or value);

●	regulated investment companies;

●	real estate investment trusts;

●	tax-qualified retirement plans;

●	persons that hold Altanine Common Stock as part of a straddle, hedge, constructive sale or conversion transaction;

●	persons that are liable for the alternative minimum tax or other minimum tax;

●	individuals who are U.S. expatriates and former citizens or long-term residents of the United States;

●	holders who acquired their shares of Altanine Common Stock through the exercise of an employee stock option, in connection with a restricted stock unit or otherwise as compensation;

●	holders who hold their shares as “qualified small business stock” within the meaning of Section 1202(c) of the Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to the stock being taken into account in an applicable financial statement; and

●	persons that have a “functional currency” other than the U.S. dollar.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of Altanine Common Stock or Altanine Preferred Stock which is, or is treated for U.S. federal income tax purposes as, any of the following:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity subject to tax as a corporation) created or organized under the laws of the United States or any of its political subdivisions;

●	a trust that (i) is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons (as defined in Section 7701(a)(30) of the Code) or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or

●	an estate that is subject to U.S. federal income taxation on its income regardless of its source.

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If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds Altanine Common Stock or Altanine Preferred Stock, the federal income and other tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Merger to them.

No rulings have been, or will be, sought by Altanine or Polomar from the IRS with respect to the Merger, and there can be no assurance that the IRS or a court will not take a contrary position regarding the tax consequences described in this information statement. The actual tax consequences of the Merger to you may be complex and will depend on your specific situation and on factors that are not within the control of Altanine or Polomar.

You should consult your own tax advisor as to the tax consequences of the Merger to your particular circumstances, including the applicability and effect of U.S. federal, state, local or non-U.S. income and other tax laws and of changes in those laws.

Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Assuming that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Merger to a U.S. Holder is as follows:

●	such U.S. Holder will recognize no gain or loss;

●	immediately following the Merger, the aggregate tax basis of the Polomar Common Stock or Polomar Preferred Stock, as the case may be, received by such U.S. Holder in the Merger in exchange for such U.S. Holder’s shares of Altanine Common Stock or Altanine Preferred Stock, as the case may be, will be the same as such U.S. Holder’s aggregate tax basis in the Altanine Common Stock or Altanine Preferred Stock exchanged for the Polomar Common Stock or Polomar Preferred Stock; and

●	the holding period of Polomar Common Stock received by a U.S. Holder in exchange for such U.S. Holder’s shares of Altanine Common Stock will include the holding period of such U.S. Holder’s Altanine Common Stock exchanged for the Polomar Common Stock.

If a U.S. Holder acquired different blocks of Altanine Common Stock at different times or at different prices, such U.S. Holder’s holding period and basis will be determined separately with respect to each block of Altanine Common Stock. Any gain recognized generally will be long-term capital gain if the U.S. Holder’s holding period in a particular block of Altanine Common Stock exceeds one (1) year at the Closing of the Merger. Long-term capital gain of individuals and other non-corporate U.S. Holders currently is eligible for preferential U.S. federal income tax rates.

INFORMATION ABOUT POLOMAR

Polomar

General

Prior to the Polomar Merger, the Company, as Trustfeed Corp, was actively engaged in identifying target companies for acquisition or merger. In December of 2022, upon the change in control of Trustfeed, Trustfeed abandoned its legacy business of utilizing AI and machine learning to gather trustworthy information for businesses and consumers and ceased operations.

Polomar operates Polomar Pharmacy, a State of Florida licensed retail compounding pharmacy, located in Palm Harbor, FL, pursuant to license # PH35196. Polomar Pharmacy is also licensed as a Special Sterile Compounding Pharmacy, permit #PH35277, which authorizes the licensed entity to dispense injectable and other sterile compounds (eye drops, infused therapeutics) upon receipt of a valid prescription. The compounding facility operates pursuant to guidelines established under Sec. 503A “Compounding Pharmacy” of the Federal Food, Drug and Cosmetic Act. Section 503A authorizes the licensed entity to manufacture compounded drugs and fulfill prescriptions provided to it by state licensed physicians and other licensed healthcare professionals including physician assistants and nurse practitioners. Polomar is presently licensed and authorized to fulfill and deliver compounded prescribed medications in 30 states. Polomar Pharmacy is actively seeking licenses and authorization in other states and expects to be able to provide prescription medications in additional f U.S. states by the end of 2025.

Prior to the Polomar Merger, Polomar Pharmacy’s business was concentrated on providing compounded dermatological prescription medications for topical delivery. Polomar Pharmacy’s exclusive dermatological formulations, co-developed by a board-certified dermatologist for the treatment of acne, alopecia areata, basal cell carcinoma, Becker’s nevus, vitiligo, and other common skin conditions, were primarily fulfilled on behalf of local dermatologists with limited interstate prescription delivery. In early 2024 the Pharmacy commenced the construction of clean rooms to allow for the dispensing of sterile compounded drugs. Polomar Pharmacy received its Special Sterile Compounding Permit in August of 2024. Polomar Pharmacy continues to primarily fulfill proscriptions for compounded dermatological drugs and has, on a limited basis, fulfilled prescriptions for sterile compounded semaglutide and tirzepatide for subcutaneous injection. On September 26, 2025, Polomar executed a one-year non-exclusive pharmacy services agreement with CareValidate, Inc. (“CareValidate”) to fulfill GLP-1 agonist prescriptions for CareValidate’s network of on-line clinics.

Polomar Pharmacy has experienced significant losses from operations as a result of a decline in revenues and increased labor costs. The decline in revenues is primarily due to a change in Polomar Pharmacy’s business model from local fulfillment of compounded dermatological formulations to online fulfillment of GLP-1 agonist and erectile dysfunction drugs. Polomar Pharmacy operations are highly dependent on third-party utilization of the Pharmacy’s compounded drug formulations. Polomar Pharmacy has experienced significant delays in fully developing its compounded product formulations, manufacturing delays due to unexpected supply chain issues in mid-2025 for imported active pharmaceutical ingredients, which have been satisfactorily resolved, and logistical challenges resulting from transitioning from a local fulfillment to national fulfillment business model. Polomar has had insufficient access to capital to successfully implement its business plan.

Polomar also owns SlimRxTM (www.slimrx.com), a weight loss focused online platform that will connect patients with licensed healthcare providers to prescribe weight loss medications such as semaglutide and tirzepatide compounded with vitamin B-12 and other complementary compounded weight loss formulations (VitaSlimTM and VitaSlim PlusTM). SlimRx filed an application for statutory trademark protection on August 29, 2024. In April of 2025, the Company received an “Action Letter” from the USPTO requiring Polomar to show the applied for mark being used in commerce, and to amend its description of goods. Polomar has received an extension to respond to the USPTO letter until October 29, 2025. Any prescriptions issued via SlimRx will be compounded and fulfilled by Polomar Pharmacy. Polomar expects to launch PoloMedsTM (polomeds.com) during the first quarter of 2026 to fulfill prescriptions for diabetes medications including metformin compounds, sulfonylureas, and insulin; compounded men’s health formulations including testosterone and erectile dysfunction medications, inhalable and sublingual sildenafil.

An integral part of Polomar’s business model is to provide prescription fulfillment services to third party web based tele-health platforms. Polomar has executed a contract with ForHumanity Health, Inc. for our licensed inhalable sildenafil drug and with CareValidate for sterile GLP-1 agonist weight loss drugs. All prescriptions delivered to patients pursuant to the terms of the respective agreements will be fulfilled by Polomar Pharmacy. This “wholesale” part of Polomar’s business is expected to experience steady growth over the next twelve to eighteen months.

Corporate History and Capital Structure

Polomar (f/k/a Trustfeed) was incorporated in the State of Nevada on September 14, 2000, under the name of Telemax Communications. On or about July 24, 2003, the name was changed to HealthMed Services, Ltd.

Historically, Trustfeed was in the business of acquiring, leasing, and licensing growers for the cultivation and production (processing and distribution of cannabis and cannabis-related products within an incubator environment). Polomar was also in the business of renewable fresh water and real estate. As a result of the change in ownership of Polomar in 2021 by Fastbase, Polomar became a technology company with access to a global database of information to provide consumers with trusted information about the companies they do business with (the “Pre-Existing Business”).

However, effective as of December 29, 2023 in accordance with a Stock Purchase Agreement, Fastbase, the then record and beneficial owner of (i) 90,437,591 shares of Polomar Common Stock, representing approximately 83% of the issued and outstanding Polomar Common Stock (the “Common Shares”), and (ii) 500,000 shares of the Series A Convertible Preferred Stock, par value $.001 per share (the “Polomar Series A Preferred Stock”), of Polomar, representing 100% of the issued and outstanding shares of Polomar Series A Preferred Stock (the Polomar Series A Preferred Stock, together with the Common Shares, the “Transferred Shares”), sold the Transferred Shares to CWR 1, LLC, a Delaware limited liability Company (“CWR”) for aggregate consideration of $350,000 (collectively referred to as the “CWR Transaction”). Additionally, Rasmus Refer, Polomar’s then Chief Executive Officer (principal executive officer, principal accounting officer and principal financial officer) and Chairman and sole member of Polomar’s Board, resigned from all director (as of February 12, 2024), officer and employment positions with Polomar and its subsidiaries.

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Also as of December 29, 2023, the size of the Polomar Board was increased from one director to two directors and Brett Rosen was appointed as a director to fill the vacancy, to serve as director until the next annual meeting of stockholders of Polomar, subject to his prior resignation or removal, and until his successor is duly elected and qualified, and Mr. Rosen was appointed President, Chief Financial Officer, Secretary and Treasurer of Polomar.

Upon the consummation of the CWR Transaction on December 29, 2023, Polomar experienced a change in control. The CWR Transaction and related transactions had the following consequences:

●	New management anticipated entering into a future transaction involving Polomar, which could result in the acquisition of one or more businesses, companies or asset classes, including but not limited to intellectual property assets and that may currently be owned by Affiliates of management.

●	Polomar’s new management would be evaluating Polomar’s Pre-Existing Business as part of these possible future transactions, and in the meantime, suspended its operations relating to the Pre-Existing Business, with the expectation of permanently shutting down, spinning off or assigning the Pre-Existing Business at the time of such future transaction(s).

Effective as of March 21, 2024, Brett Rosen resigned from all of his officer and director positions with Polomar, and he was replaced in all such positions by Terrence M. Tierney.

FORHumanity Agreement

On March 11, 2025, Polomar executed a Product Fulfillment and Distribution Agreement, effective on March 12, 2025, as amended on March 17, 2025, and Amended and Restated on August 19, 2025 and as amended on September 15, 2025, and as further amended on December 5, 2025 (the “ForHumanity Agreement”) with ForHumanity, Inc., a Delaware corporation (“ForHumanity”) and Island Group 40, LLC (“IG4”).

The ForHumanity Agreement allows ForHumanity to exclusively market (through June 30, 2026), Polomar’s previously licensed, patent pending, inhalable sildenafil and inhalable eletriptan (the “Products”). While sildenafil and eletriptan have been approved by the FDA for prescription use in an oral form and both medications are generally accepted as safe, the FDA has not approved our inhalable compound formulation. Pursuant to the ForHumanity Agreement, Polomar shall be solely responsible for fulfilling valid prescriptions for the above-referenced medications through Polomar Pharmacy. IG4 provides account management services on behalf of Polomar.

The ForHumanity Agreement incorporates the following material terms:

●	The license is for an initial term of forty-two months and may be automatically renewed for additional terms provided ForHumanity meets certain revenue commitments prior to the end of the initial term.

●	In exchange for a guaranteed payment of $750,000 ($200,000 of which has been received by Polomar to date), $50,000 is due on or before October 24, 2025, and the remainder on or before November 28, 2025. Polomar has granted ForHumanity exclusivity to market the Products to potential customers through June 30, 2026. Exclusivity may be extended through December 31, 2026, provided ForHumanity provides at least $1,750,000 in gross revenue to Polomar during the first six months of 2026. The ForHumanity Agreement provides for additional exclusivity extensions upon ForHumanity meeting increased revenue goals to Polomar, including an extension of exclusivity through June 30, 2027, provided Polomar receives gross revenues from ForHumanity of $5,000,000 for the period January 1, 2026, through December 31, 2026.

●	Based upon ForHumanity’s forecasted sales, Polomar expects approximately $342,333 in gross revenue for the fourth quarter of 2025 and approximately $621,126 in the first quarter of 2026.

Polomar Merger

On September 30, 2024, the Polomar Merger was deemed effective. The Polomar Merger is considered a recapitalization as the historical financial statements of Polomar, the accounting acquirer, have been substituted for the historical financial statements of Trustfeed.

On October 9, 2024, pursuant to the terms of the Pharmacy Prior Merger Agreement, CWR, a shareholder of Polomar, returned 50,000,000 shares of Polomar Common Stock for cancellation. Also, in October 2024, pursuant to the terms of the Pharmacy Prior Merger Agreement, Polomar issued an aggregate of 207,414,147 (pre-split) shares of Polomar Common Stock to the former Polomar Pharmacy members in the Polomar Prior Merger.

Pinata License

Polomar relies or intends to rely on intellectual property licensed or developed, including patents, trade secrets, trademarks, technical innovations, laws of unfair competition and various licensing agreements, to provide our future growth, to build our competitive position and to protect our property. As Polomar continues to expand its intellectual property portfolio, it is critical for Polomar to continue to invest to protect its technology, inventions, and improvements.

Polomar also relies on trade secrets and unpatentable know-how that we seek to protect, in part, by confidentiality agreements. Our policy is to require our employees, consultants, contractors, manufacturers, outside collaborators and sponsored researchers, board of directors, and other advisors to execute confidentiality agreements upon the commencement of employment or consulting relationships with us. These agreements provide that all confidential information developed or made known to the individual during the course of the individual’s relationship with us is to be kept confidential and not disclosed to third parties except in specific limited circumstances. We also require signed confidentiality or material transfer agreements from any company that is to receive our confidential information. In the case of employees, consultants and contractors, the agreements provide that all inventions conceived by the individual while rendering services to us shall be assigned to us as the exclusive property of our company. There can be no assurance, however, that all persons who we desire to sign such agreements will sign, or if they do, that these agreements will not be breached, that we would have adequate remedies for any breach, or that our trade secrets or unpatentable know-how will not otherwise become known or be independently developed by competitors.

On June 29, 2024, Polomar executed the License Agreement, to license from Pinata certain patent pending intellectual property rights and know how (the “IP Rights”) regarding the proprietary delivery of products containing metformin, eletriptan, semaglutide, liraglutide and sildenafil (the “Ingredients”). It is Polomar’s intention to utilize the IP Rights in products expected to be manufactured and distributed by it post-Acquisition. The license is worldwide, non-exclusive and non-transferable pursuant to the terms of the License Agreement.

Polomar is obligated to pay a royalty to Pinata ranging from ten percent (10%) to twenty percent (20%) of the net sales from products utilizing the IP Rights containing the Ingredients.

The License Agreement has a perpetual term, subject to the right of either party to terminate (a) if the other party commits a material breach of its obligations under the License Agreement and fails to cure such breach and (b) at any time upon 180 days prior written notice to the other party.

Polomar Pharmacy presently utilizes the licensed IP Rights in its inhalable sildenafil products and intends to use the licensed IP Rights for inhalable sumatriptan and oral GLP-1 receptor agonists.

License Agreement Valuation

Polomar believes that the IP Rights will positively affect Polomar’s revenue during the term of the License Agreement. Assuming the U.S. Patent and Trademark Office grants patent protection to some or all of the IP Rights, then Polomar can expect twenty years of statutory protection of the IP Rights.

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Utilizing projected net revenues, after deducting contractual royalties and cost of goods sold, through December 31, 2029, derived from the IP Rights that Polomar is most likely to utilize we determined that the license had a net present value of $9,735,000. Polomar additionally took into consideration that while the term of the license is perpetual it is non-exclusive, the underlying intellectual property has not as of the date of this filing been granted patent protection by the U.S. Patent and Trademark Office and the license is terminable on one-hundred eighty (180) days’ notice by either party.

Company Loans

Reprise Management, Inc, promissory note and loan agreement

On August 13, 2024, as amended on November 8, 2024, Polomar Pharmacy entered into a Promissory Note and Loan Agreement with Reprise Management, Inc. (“Reprise”) as the lender (the “Reprise Note”)

Pursuant to the Reprise Note, Reprise agreed to loan to Polomar Pharmacy up to $700,000 in one or more advances from time to time. An initial draw under the Reprise Note in the amount of $522,788 was made, which funds were used to repay all amounts due to Reprise pursuant to prior undocumented loans provided by Reprise to Polomar Pharmacy. On June 30, 2025, Reprise exchanged $300,000 of the amount due and owing under the Reprise Note for 60 shares of the Company’s Series A Convertible Preferred Stock. The Reprise Note was amended on July 2, 2025 (the “2nd Amendment”), providing that the remaining principal balance of $597,549.74 of the Reprise Note shall be subject to an annual interest rate of 12% and all outstanding principal and accrued interest shall be due and payable on or before July 31, 2027. As of December 31, 2025, the outstanding principal amount of the Reprise Note was $598,680 plus accrued interest of $36,189. Reprise is an affiliate of Daniel Gordon and GLD Partners, LP (“GLD”). Mr. Gordon is the President of Reprise and the majority shareholder of GLD Management, Inc., the general partner of GLD, affiliates of which own CWR, and, as such, may be deemed to beneficially own shares held directly by CWR.

CWR promissory note and loan agreement

Effective as of August 16, 2024, Polomar entered into a Promissory Note and Loan Agreement (the “CWR Note”), as the borrower, with CWR. Pursuant to the CWR Note, CWR agreed to loan to Polomar up to $250,000 in one or more advances from time to time. An initial draw under the CWR Note in the amount of $157,622.56 was made, which funds are being used to repay CWR all amounts due to CWR pursuant to prior undocumented loans provided by CWR to Polomar. On July 2, 2025, Polomar and CWR executed an amendment to the CWR Note (“First Amendment”), effective on June 30, 2025, the Lender exchanged the Note for 90 shares of the Company’s Series A Convertible Stock.

On July 21, 2025, Polomar entered into a new Promissory Note and Loan Agreement with CWR (“Second CWR Note”). The Second CWR Note incorporates the following material terms:

●	Polomar may draw up to $150,000 per the terms of the Second CWR Note. Polomar is required to meet certain milestones as more fully described in the Second CWR Note in order to draw funds from CWR.

The Second CWR Note shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the Second CWR Note.

The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the Second CWR Note is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

On September 17, 2025, the Company and CWR executed an amendment to the CWR Note II (the “CWR II First Amendment”). The CWR II First Amendment increased the principal amount that the Company may draw upon by $150,000 (the “CWR II Additional Principal”) to $300,000. The CWR II Additional Principal has certain restrictions regarding the use of any funds drawn by the Company. The Company may only utilize CWR II Additional Principal for costs associated with the manufacturing and testing of its inhalable sildenafil product. The CWR II Additional Principal shall be subject to a 3% discount per draw.

As of December 31, 2025, the outstanding principal amount of the CWR Note was $62,539, inclusive of all accrued interest

CWR, an affiliate of Polomar, owns approximately 18% of the issued and outstanding shares of Polomar Common Stock. Daniel Gordon, CWR’s manager controls or beneficially owns approximately 24% of the issued and outstanding shares of Polomar Common Stock; therefore, Mr. Gordon has voting control over approximately 42% of the issued and outstanding shares of Polomar Common Stock.

Profesco Holdings, LLC promissory note and loan agreement

On July 28, 2025, Polomar entered into a Promissory Note and Loan Agreement (the “Profesco Note”) with Profesco Holdings, LLC., a Michigan limited liability company (“Profesco Holdings”).

The Profesco Note incorporates the following material terms:

●	Polomar may draw up to $100,000 per the terms of the Profesco Note.

●	The Profesco Note shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the Profesco Note. The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the Profesco Note is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

Terrence M. Tierney, Polomar’s interim CEO, President and Secretary and a director of Polomar, is the sole member and manager of Profesco Holdings.

As of the date of the filing, Polomar has received draws pursuant to the terms of the Profesco Note in the aggregate amount of $200,251.

Corporate Actions

On October 10, 2024, Polomar filed amended and restated articles of incorporation with the Secretary of State of the State of Nevada to effect the following actions:

1. To change the name of Polomar from Trustfeed Corp. to Polomar Health Services, Inc.;

2. To increase Polomar’s authorized shares of “blank check” preferred stock to 5,000,000; and

3. To effect a reverse stock split with a ratio of 1-for-10.

On November 1, 2024, Polomar effected the 1 for 10 reverse stock split. Accordingly, as of November 1, 2024, there were 27,657,679 shares of Polomar Common Stock issued and outstanding.

In addition, Polomar adopted its 2024 Equity and Incentive Compensation Plan.

Effective December 12, 2024, Polomar’s trading symbol was changed from TRFE to PMHS.

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Smaller Reporting Company

Polomar is a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act. There are certain exemptions available to us as a smaller reporting company, including: (1) not being required to comply with the auditor attestation requirements of Section 404(b) of the SOX; (2) scaled executive compensation disclosures; and (3) the requirement to provide only two years of audited financial statements, instead of three years. As long as Polomar maintains its status as a “smaller reporting company”, these exemptions will continue to be available to it.

Human Capital

As of February 4, 2026, Polomar has nine full time employees. On September 15, 2025, the Company entered into an executive employment agreement with Mr. Tierney to serve as the Company’s President, Chief Executive Officer and Secretary. Pursuant to the terms of the executive employment agreement the Company and Mr. Tierney have agreed to a start date on November 1, 2025. Mr. Tierney oversees day-to-day and administration functions of Polomar. As required, Polomar will engage consultants to provide services to Polomar, including regulatory, legal and corporate services. Polomar expects to be subject to labor laws and regulations in the U.S. as it grows its operations. These laws and regulations would principally concern matters such as paid sick days, length of the workday and work week, minimum wages, overtime pay, insurance for work-related accidents, severance pay and other conditions of employment.

Polomar presently does not have pension, health insurance, annuity or other employee benefits; however, it intends to adopt some or all of such employee benefits in the future. There are presently no personal benefits available to any officers, directors, or employees. Polomar’s employees are all based in the United States, at its offices located in California, Florida or operating remotely. These employees oversee day-to-day operations of Polomar. Polomar is subject to labor laws and regulations that apply to its employees located in its Florida and California offices. These laws and regulations principally concern matters such as pensions, paid annual vacation, paid sick days, length of the workday and work week, minimum wages, overtime pay, insurance for work-related accidents, severance pay and other conditions of employment.

Polomar believes it will be able to attract and retain top talent by creating a culture that challenges and engages its employees, offering them opportunities to learn, grow and achieve their career goals.

Polomar believes that it provides competitive compensation for its employees. Polomar may also offer annual bonuses and stock-based compensation for eligible employees.

Polomar aims to provide its employees with advanced professional and development skills, so that they can perform effectively in their roles and build their capabilities and career prospects for the future.

Polomar strives to encourage a diversity of views and to create an equal opportunity workplace. None of its employees are represented by a labor union or covered by a collective bargaining agreement. Polomar considers its relationship with its employees to be satisfactory.

Properties

Polomar’s principal executive offices are located at 32866 US Hwy. 19 N, Palm Harbor, FL 34684

Polomar operates a Food, Drug and Cosmetics Act (“FD&C”) compliant 503A compounding pharmacy located at 32866 US Highway 19 N, Palm Harbor, FL 34684.

Polomar does not own any property. Polomar believes that its properties are adequate for its current needs, but growth may require larger facilities in the event of the addition of personnel.

Legal Proceedings

From time to time, Polomar may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

Merger Sub

Merger Sub, a Nevada corporation and a direct wholly owned Subsidiary of Polomar, was formed on July 21, 2025 for the purpose of entering into the Merger Agreement and effecting the Merger. At the Effective Time, Merger Sub will merge with and into Altanine, with Altanine continuing as the surviving Company in the Merger and as a direct, wholly owned Subsidiary of Polomar. The registered office of Merger Sub is located at 1710 Whitney Mesa Drive, Henderson, NV 89104.

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INFORMATION ABOUT ALTANINE

In this section of this Registration Statement, unless otherwise indicated or the context otherwise requires, the term “Altanine” refers collectively to Altanine Inc. and all of its subsidiaries.

Overview

Altanine is an early-stage specialty pharmaceutical company focused on developing and commercializing pharmaceutical products with innovative delivery mechanisms. Its business model is to develop and seek FDA approval of drug products using its proprietary API coating technology by applying such technology to various drug molecules to improve ease and comfort of drug delivery, increase bioavailability and moderate side effects. Leveraging its technology, Altanine believes it will be able to apply its coating technology to APIs to produce various dosage forms of finished drug products, including capsules, gummies, inhaled powders, and topical gels. Altanine currently licenses non-exclusive rights to its technology to the Polomar Licensees in exchange for royalties on sales of products incorporating that licensed technology.

On April 1, 2024, AEC Merger Sub Corp., a wholly owned Subsidiary of Altanine, completed a merger with Pinata (the “Pinata Merger”). As a result, (i) Pinata stockholders received shares of Altanine Common Stock and (ii) Pinata became a wholly owned Subsidiary of Altanine. At the time of the Pinata Merger, Altanine retained a third-party valuation firm to value Pinata’s intellectual property. The purchase price paid by Altanine for the shares in Pinata was negotiated on an “arms-length” basis and reflected the future business prospects of Altanine, its financial and technical ability to develop and monetize the Pianta intellectual property and current market conditions in the biotech industry. No independent valuation of Altanine’s shares at the time of the merger was conducted.

The intellectual property acquired from Pinata comprised seven separate patent families. Altanine is currently developing drug candidates using three of the patent families. Regulatory approval is not required to sell Altanine’s drug candidates through a compound pharmacy. However, approval from the FDA would be required in order to make sales outside of a compound pharmacy environment.

Altanine’s use of the Pinata intellectual property is centered around an improved and alternative delivery mechanism for well-established drugs. These drugs have been sold in the United States and elsewhere for more than ten years. Altanine expects that its improved formulation and alternative delivery mechanism will enable it to continue to sell its drug version for the remaining life of the Pinata patent.

Altanine’s Coating Technology

Altanine’s coating technology uses a number of excipients including HPMC-AS. HPMC-AS has been successfully used in commercial formulations for enhancing drug solubilization in amorphous solid dispersions and as an enteric coating polymer. HPMC-AS is synthesized from HPMC by adding hydrophobic acetate groups and ionizable succinic acid groups to the hydrophilic hydroxyl groups of the HPMC backbone. This chemical modification imparts hydrophobicity and pH-dependent solubility to the polymer.

●	Coating Technology in Solid Oral Formulation

For the administration of API in a solid oral formulation (e.g., capsule, gummy), HPMC-AS is specifically designed to remain stable in acidic conditions (like those in the stomach) and to dissolve in the more neutral or slightly alkaline environment of the intestine (pH around 5.5 to 7.5). This pH-dependent behavior allows it to protect the drug from degradation in the stomach while enabling release in the intestine. As the HPMC-AS-coated dosage form enters the small intestine, the pH increases. This triggers the dissolution of the coating, releasing the coated drug into the intestinal lumen. The release can be controlled further by modifying the HPMC-AS formulation (e.g., varying the acetyl and succinyl content), allowing for tailored release profiles that match the pharmacokinetics of the drug. The small intestine has a large surface area and a rich blood supply, making it an ideal site for drug absorption. By targeting drug release to this area, Altanine’s coating technology helps to maximize bioavailability. Targeting release to the small intestine can be particularly advantageous for drugs that are poorly soluble or unstable in acidic conditions. It ensures that more of the drug reaches the systemic circulation. Furthermore, by directing the release of the drug away from the stomach, Altanine’s coating technology can help minimize GI irritation and side effects, improving patient compliance and overall treatment outcomes.

Altanine’s coating technology can be applied in several ways. One option is to spray the coating to the API that can be inserted into a gummy formulation. Another option is to create a coated capsule into which the API is inserted. The coated capsule is engineered to dissolve in the small intestine, as opposed to the stomach, when exposed to certain pH levels thereby releasing the medication for absorption.

●	Coating Technology in Inhaled Formulation

Altanine believes that the use of HPMC-AS in spray-dried formulations for oral inhalation offers a promising approach to improving drug bioavailability, especially for poorly soluble compounds. To employ its coating for oral inhalation, a solution of HPMC-AS is prepared, often combined with the API and other excipients (like surfactants or stabilizers) to enhance performance. The solution is then atomized into fine droplets using a spray dryer. Hot air is introduced into the drying chamber, which evaporates the solvent as the droplets are formed. As the droplets dry rapidly, they solidify into particles. The conditions (e.g., temperature, flow rates) can be adjusted to control the particle size and morphology. The dried particles are collected resulting in a fine powder suitable for inhalation.

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Altanine believes that its coating technology has certain benefits when applied to API to be deployed using oral inhalation. HPMC-AS is designed to enhance the solubility of poorly water-soluble drugs, which is crucial for achieving effective concentrations in the bloodstream after inhalation. The enteric properties of HPMC-AS should enable the drug to be released in the respiratory tract, where it can be absorbed more effectively than in the GI tract. This is especially useful for drugs that undergo extensive first-pass metabolism when taken orally. The spray drying process allows for the production of particles in the optimal size range for inhalation (typically 1-5 micrometers). This is intended to ensure that the particles can reach the deep lung regions where absorption occurs. HPMC-AS is designed to protect the drug from degradation during processing and storage, maintaining its efficacy until it is delivered to the site of action. Once inhaled, the HPMC-AS-coated particles dissolve rapidly in the moist environment of the lungs, leading to quick absorption into the bloodstream. The spray drying process creates a high surface area for the drug, which can enhance dissolution rates, further improving bioavailability. Targeting delivery directly to the lungs is intended to minimize systemic exposure and associated side effects compared to oral administration.

Not all drugs are compatible with Altanine’s coating technology. Specifically, some APIs do not react well with HPMC-AS. Altanine believes that its initial drug candidates work synergistically with HPMC-AS.

ALT-301 – Metformin Gummies

T2D

Metformin is one of the most prescribed drugs to treat T2D. T2D is a chronic disease that occurs when a patient has sustained high levels of glucose in their bloodstream. Insulin is a hormone produced by the pancreas and it enables glucose to enter cells to provide energy needed for normal tissue and organ function. T2D results from either the pancreas not producing enough insulin or the body’s cells not responding normally to insulin, known as insulin resistance. Poorly controlled diabetes can lead to severe health complications including microvascular and macrovascular complications, such as an increased risk of heart attack, stroke, neuropathy, limb amputation, blindness, and kidney failure. Metformin reduces serum glucose level by several different mechanisms, notably through nonpancreatic mechanisms without increasing insulin secretion. It increases the effects of insulin; hence, it is termed “insulin sensitizer.” Metformin also suppresses the endogenous glucose production by the liver, which is mainly due to a reduction in the rate of gluconeogenesis and a small effect on glycogenolysis. Moreover, metformin activates the enzyme AMPK resulting in the inhibition of key enzymes involved in gluconeogenesis and glycogen synthesis in the liver while stimulating insulin signaling and glucose transport in muscles. AMPK regulates the cellular and organ metabolism and any decrease in hepatic energy leads to the activation of AMPK.

According to the International Diabetes Federation, in 2021 approximately 537 million adults (20-79 years of age) are living with diabetes. It is expected that this number will grow to 643 million by 2030 and 783 million by 2045. In 2019, diabetes was the direct cause of 1.5 million deaths worldwide. In the United States, approximately 9% of people have T2D and approximately one-third have prediabetes. Diabetes is especially prevalent in American senior citizens. According to the American Diabetes Association, more than 29% of Americans over the age of 65 are diabetic. The key risk factors for developing T2D include: overweight, aged 45 years or older, a close relative with T2D, sedentary lifestyle, or a history of gestational diabetes. Additionally, certain ethnicities are at higher risk of developing T2D, including African American, Hispanic, American Indian, or Native Alaskan. T2D is a progressive and often lifelong disease. The best way to prevent or delay T2D is through lifestyle changes, including reaching and maintaining a healthy body weight.

The direct costs of diabetes are borne by people living with diabetes, private and public payers, and governments. The global health expenditure due to diabetes (for adults aged 20-79 years) is expected to grow to $1.03 trillion by 2030. The United States has the highest diabetes-related health costs in the world. According to the American Diabetes Association, the total cost of diagnosed diabetes in the United States in 2022 exceeded $412 billion.

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The first line treatment for T2D is lifestyle change – a combination of diet, exercise, and behavior therapy – and, in the case of T2D, the drug, metformin. Approved by the FDA in 1995, metformin remains the most widely used initial antihyperglycemic therapy today. It also has benefits beyond glucose control, including a protective effect on cardiac and vascular metabolism and function, an effect shown to result in a clinically significant reduction in the risk of cardiovascular events and cardiovascular mortality. These clinical study findings are supported by a recently published, large, nested case control study of more than 80,000 new metformin users that showed for the first time that long-term adherence to metformin is associated with a significant reduction in all-cause mortality. There is also emerging evidence that metformin therapy may offer patients with diabetes some protection from cancer. Patients with T2D have a greater risk of cancer than individuals without diabetes—mainly cancers of the pancreas, liver, and endometrium. A meta-analysis of published data showed that taking metformin reduces cancer incidence in patients with T2D by 31% overall compared to other antidiabetic drugs and significantly reduces the risks of hepatocellular and pancreatic cancers, specifically.

Current Treatment

Metformin does, however, present challenges in terms of patient compliance. GI side effects can develop in up to 25% of patients taking immediate-release formulations of metformin and lead to discontinuation of treatment. In addition, the large metformin tablet size is an issue for patients with T2D who have physical swallowing difficulties (dysphagia). Although this difficulty can occur at any age due to short- or long-term illness, elderly patients are particularly prone to swallowing problems because of an age-related reduction in saliva production or reduced swallowing strength. Comorbid conditions that reduce swallowing strength, narrow the esophagus, or reduce saliva production also have a negative effect on compliance with oral treatment, and such conditions (e.g., dementia, Parkinson’s disease, and stroke) are common among elderly patients with T2D. Moreover, many older patients with comorbid conditions take a plethora of other medications, such as diuretics, beta-blockers, anticholinergic agents, and prostate medications that may cause dry mouth, reduced saliva production, or esophageal irritation. This situation often leads patients to skip their medications to avoid the side effects.

Altanine’s Solution

Metformin is a U.S. Food and Drug Administration (FDA) approved medication primarily used to manage high blood sugar levels in individuals with type 2 diabetes (T2D). Metformin is a first line medication for the treatment of type 2 diabetes and is on the World Health Organization’s List of Essential Medicines. Metformin can have issues of patient compliance, gastrointestinal (GI) related adverse events (AEs), and swallowing challenges (metformin issues).

Altanine designed and is developing an oral version of metformin intended to be bioequivalent to metformin immediate release pills while mitigating the metformin issues. Altanine’s metformin gummy formulations use proprietary technologies.

In July 2025, Altanine contracted with CEBIS USA and NorthEast Bioanalytical Laboratories, LLC to act as its CROs in connection with three, proof-of-concept trials involving ALT-301. The trials were conducted at a licensed, FDA-compliant facility in Houston, Texas. The purpose of the trials was to determine if healthy volunteers who were administered various doses of ALT-301 would realize therapeutically effective levels of ALT-301 in their blood plasma similar to those associated with Glucophage, a Bristol Meyers Squibb tablet form of metformin. In the first proof of concept trial, eight subjects were given 2 x 250mg doses of ALT-301 using a proprietary complexing agent and HPMCAS coating. An additional eight subjects were given 2 x 250mg doses of ALT-301 using only a proprietary complexing agent. Finally, four subjects were given a single 500mg metformin tablet (e.g., Glucophage) as a control sample. Blood draws from the participating subjects revealed therapeutically effective levels of ALT-301 similar to those associated with Glucophage. No study participants experienced gastrointestinal adverse events that are commonly found among thirty percent of people who table a metformin tablet (e.g., Glucophage). In the second proof of concept trial, 8 subjects were given 1 x 500 mg metformin gummy using a proprietary complexing agent and HPMCAS coating. An additional eight subjects were given 1 x 500 mg metformin gummy using only a proprietary complexing agent. Finally, four subjects were given a single 500 mg metformin tablet (e.g., Glucophage) as a control sample. Blood draws from the participating subjects revealed therapeutically effective levels of ALT-301 similar to those associated with Glucophage. No study participants experienced gastrointestinal adverse events that are commonly found among thirty percent of people who table a metformin tablet (e.g., Glucophage). In the third proof of concept trial, 6 subjects were given 1 x 250mg metformin gummy using only a proprietary complexing agent. Blood draws from the participating subjects revealed therapeutically effective levels of ALT-301 similar to those associated with Glucophage. No study participants experienced gastrointestinal adverse events that are commonly found among thirty percent of people who table a metformin tablet (e.g., Glucophage).

We anticipate requesting a meeting with the FDA to review the results of these proof-of-concept trials and to better understand the additional requirements, if any, that FDA may have in connection with an intended 505(b)(2) NDA submission.

Altanine recently completed its first bioequivalence metformin gummy human clinical trial (BE trial). In the open label, randomized, BE trial, conducted with healthy human subjects, twenty subjects, fasted for ten hours prior to dosage form administration, were dosed as follows: sixteen subjects, divided into two cohorts of eight subjects, were each given a single dose of two orally administered metformin gummies of a first gummy formulation or a second gummy formulation, with each gummy containing 250 mg of metformin. The remaining four subjects were each orally administered one immediate release pill containing 500 mg of metformin.

The trial was designed to probe the pharmacokinetics and bioequivalence of the metformin gummies, and to evaluate metformin gummy: safety, tolerability, and ability to mitigate the metformin issues.

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Pharmacokinetic data indicates the gummies are bioequivalent to the immediate release metformin pill. Averaged data for subjects from both metformin gummy cohorts and the metformin pill cohort are:

where Ta is the averaged plot of subjects receiving the first gummy formulation, Tb is averaged plot of subjects receiving the second gummy formulation, and R is averaged data from subjects receiving the metformin pill. No significant adverse events (SAEs) were observed in the gummy cohorts, and three transient adverse events were observed which: were minor in nature, could not be definitively ascribed to the gummies, and resolved within fifteen minutes of onset.

Altanine is now conducting additional bioequivalence trials for single dose gummies containing 250 mg, and 500 mg, respectively, of metformin.

ALT-302 – Oral GLP-1 Receptor Agonist Dosage Form

Obesity

Obesity is a complex and chronic disease defined as having a BMI of greater than or equal to 30, and is associated with more than 200 comorbidities, including CVDs, like heart attack and stroke, which are the leading causes of death worldwide, as well as diabetes, which can lead to blindness, limb amputations and the need for dialysis. Notably, the risk for these diseases increases with higher BMI, underscoring the need for weight management treatments.

Obesity is the most prevalent chronic disease worldwide. According to a report from the World Obesity Federation, a partner of the World Health Organization, over one-half of the world’s population is projected to be either overweight or have obesity by 2035. The report also predicts that the economic impact of a high BMI could reach $4.32 trillion annually if current trends continue and policy inertia around the disease remains in place. No country has observed a decline in obesity rates since 1975. The prevalence is even higher in the United States, where nearly 74% of adults are overweight, with a BMI between 25 and 30, or obese. Currently, 42% of adults in the United States are obese, and by 2030, it is estimated that nearly one in every two adults in the United States will be obese. More adolescents in the United States now enter adulthood with established risk factors for chronic disease including T2D, heart disease, orthopedic problems, sleep apnea or fatty liver disease. Weight loss has been shown to result in improvement in many of these comorbidities. Unfortunately, once an individual is obese, it is often very difficult to lower weight with exercise and diet, and said difficulty becomes more problematic with increased age.

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Most obesity-related healthcare spending is generated by the severe complications of obesity, including diabetes, osteoarthritis, and CVD. Beyond the cost to the healthcare system, there is significant personal cost for the individuals living with obesity, from higher medical expenses, lost wages and higher-work related costs, and insurance claims. An effective treatment for long-term weight-management could lead to significant reductions in healthcare spending and utilization.

The economic burden of obesity is significant. The World Obesity Atlas 2023, published by the World Obesity Federation, predicts that the global economic impact of obesity will reach $4.32 trillion annually by 2035 if prevention and treatment measures do not improve. At almost 3% of global GDP, this is comparable with the impact of COVID-19 in 2020. Most obesity-related healthcare spending is generated by the severe complications of obesity, including diabetes, osteoarthritis, and CVD. Beyond the cost to the healthcare system, there is significant personal cost for the individuals living with obesity, from higher medical expenses, lost wages and higher-work related costs, and insurance claims. An effective treatment for long-term weight-management could lead to significant reductions in healthcare spending and utilization, increases in personal productivity and improvements in life quality.

Relationship between Obesity and T2D

Obesity is a leading risk factor for developing T2D – 90% of people with T2D are overweight or obese, and individuals with obesity are seven times more likely to develop T2D than those with a normal BMI between 18 and 25. Obesity-related prediabetes also increases the risk of developing T2D. The rising rates of T2D have mirrored the growing number of obesity cases. Since 1980, the incidence of T2D has doubled. Additionally, T2D previously was considered an adult-onset condition but with the rise of childhood obesity, there is an increasing number of T2D cases in children. By 2050, an estimated one in three Americans will have diabetes.

While these first line treatments can produce weight loss and reverse T2D in many patients, the magnitude of weight loss required for disease modification (approximately 10% to 15% of total body weight) is often difficult to achieve and sustain over time outside of a clinical setting. A third-party retrospective observational study of over 10,000 participants with obesity enrolled in a medically supervised weight management program demonstrated an average weight loss of 5.8% over a 5-year period. Until recently, there have been very few pharmacological treatments available that have safely produced a disease modifying magnitude of weight loss.

U.S. guidelines for the treatment of diabetes, including those from the American Diabetes Association (ADA) and the American Association of Clinical Endocrinology, recommend the use of GLP-1 receptor agonists as first or second line therapy after metformin followed by several other classes of pharmacological treatments for T2D, including sodium-glucose co-transporter 2 inhibitors (SGLT2s), sulfonylureas, meglitinides, dipeptidyl peptidase 4 inhibitors (DPP4s), and thiazolidinediones. Additional medications have been approved by the FDA for obesity management, including phentermine, orlistat, phentermine/topiramate ER, and naltrexone/bupropion. However, utilization of these medications is limited by several factors including short-term use indication, stimulant properties, GI-related side effects, and/or undesirable systemic effects.

People living with obesity who are unable to manage their weight through lifestyle changes and/or weight loss therapeutics have few options beyond surgical intervention. Surgical options for short-term weight loss include minimally invasive FDA-approved medical devices. However, these minimally invasive approaches can be costly, often with limited insurance coverage, and there are limited data supporting clinical benefit in people with diabetes. In certain cases, ADA guidelines recommend metabolic surgery, predominantly vertical sleeve gastrectomy and Roux-en-Y gastric bypass, which can result in weight loss and other benefits in people with T2D and obesity. However, long term data suggests that 35-50% of patients who initially achieved remission of diabetes eventually experience a recurrence. For instance, in a study of 1,406 patients, the average weight regain post-bariatric surgery ranged from 5.7% at 1 year to 15% after 5 years. In the same study, 72% of the patients regained at least 10% body weight compared to their lowest post-operative weight 5 years from surgery.

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Incretin class of therapeutics

The connection between the pancreas, the gut, and incretins was first described more than a century ago, and subsequently, the important role that incretins play in metabolism and energy homeostasis has been extensively studied and well established in preclinical and clinical research. Currently marketed incretin-targeted therapeutics have been shown to aid in weight loss and provide several other clinical benefits, including lower levels of blood glucose and glycate hemoglobin, improved cardiovascular, renal and limb outcomes, and reduction in all-cause mortality in people with T2D. Positive clinical trial outcomes data and real-world evidence of approved GLP-1 receptor agonists have heightened awareness of these therapies and their impact on overall patient health.

GLP-1 receptor agonists are validated therapeutics

There are two main incretins in humans, GLP-1 and GIP. GIP was the first incretin isolated and sequenced in 1971, while GLP-1 was described later in 1985. Both GLP-1 and GIP receptors have been found in various pathways of the body, notably the gut CNS. In response to the consumption of food, incretins are released from the gut to facilitate postprandial metabolism. Once secreted, GLP-1 and GIP activate their respective receptors on pancreatic beta cells, which, in turn, stimulates insulin secretion in a glucose-dependent manner. Additionally, GLP-1 inhibits glucagon secretion in a glucose-dependent manner, slows gastric emptying, increases satiety, and reduces food intake.

Initial therapeutic development of incretins focused on short-acting GLP-1 analogs for the treatment of T2D. In 2005, FDA approved the first incretin therapy for the treatment of T2D, a GLP-1 analog called exenatide (Byetta®). In 2014, liraglutide 3.0 mg (Saxenda®) became the first long-acting GLP-1 receptor agonist approved by the FDA for weight management in people with a BMI ≥30 or ≥27 with ≥1 weight-related comorbidity, as an adjunct to diet/exercise. Today, several long-acting GLP-1 receptor agonists have been approved by the FDA for the same weight loss indication, including semaglutide 2.4 mg (Wegovy®), and the dual GLP-1/GIP receptor agonist tirzepatide was approved by FDA in 2022 for type 2 diabetes (Mounjaro®) and in 2023 for weight loss (Zepbound®).

Third-party clinical data with incretin-targeted therapeutics have demonstrated substantial and sustained reductions in body weight, as well as the ability to lower blood glucose and improve HbA1c. Semaglutide, a GLP-1 receptor agonist, is marketed by Novo Nordisk as Wegovy® (approved up to 2.4 mg once-weekly by subcutaneous injection for the treatment of obesity) and as Ozempic® (approved up to 2 mg once weekly by subcutaneous injection for the treatment of T2D). An oral version of semaglutide, Rybelsus®, is FDA approved only for once-daily treatment of type 2 diabetes and has not been approved for weight loss. A 68-week randomized controlled clinical trial (STEP-1) of semaglutide (Wegovy®) in 1,961 adults with overweight or obesity resulted in an approximately 12% average placebo-adjusted net weight loss. In a seminal (Wegovy®) cardiovascular outcomes clinical trial (SELECT), which enrolled 17,604 adults over a period of up to five years, treatment with semaglutide reduced the risk of major adverse cardiovascular events by 20% in adults with overweight or obesity. In a separate Phase 3 clinical trial (STEP-HFpEF), semaglutide (Wegovy®) led to significant improvement in symptoms, physical limitations, exercise and body weight in patients with HFpEF. These results highlight the difficulty for patients living with overweight or obesity to achieve their weight loss goals with diet and exercise alone. Collectively, Altanine believes these data sets strongly validate these incretin targets to provide significant reductions in body weight and normalized blood glucose.

Limitations of current incretin therapies and unmet need

The growing interest and efficacy of GLP-1 receptor agonists have revolutionized the therapeutic approach toward treating T2D and obesity. However, most GLP-1 receptor agonists are only available by way of injection. This is due, in part, to the low levels of bioavailability found in oral versions of GLP-1 receptor agonists. In fact, an existing oral version of semaglutide (Rybelsus®), has been found in studies to have a bioavailability of less than 1%. In addition, while the benefits of currently marketed GLP-1 receptor agonists are well-documented in patients with diabetes and obesity, a number of key limitations remain for the current treatments, including tolerability, prolonged titration schemes, and administration and supply challenges.

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Altanine’s Solution

Altanine is developing an oral GLP-1 dosage form using its coating technology. Specifically, Altanine believes that its coating technology has the potential to deliver a daily oral dosage of a GLP-1 receptor agonist, specifically semaglutide or liraglutide, with improved bioavailability compared to other oral versions presently on the market. Altanine is determining which version of the GLP-1 receptor agonist will perform the best with its patented technology. Higher bioavailability does not necessarily equate to increased efficacy of the drug molecule or dosage form, nor does it necessarily provide any potential clinical benefits, but it may allow for the use of less overall API in the finished dosage form in order to achieve the intended clinical effect. Altanine believes that some patients would prefer a daily, oral dose of a GLP-1 drug over a weekly, injectable version. Additionally, its oral GLP-1 dosage form is intended to be stored at room temperature, does not suffer from a short-term shelf life, is cheaper to manufacture and may avoid supply chain shortages that have been faced by injectable GLP-1 receptor agonists.

ALT-303 – Inhaled Sildenafil

Erectile Dysfunction

Erectile dysfunction (ED) is a widespread condition with a markedly negative impact on quality of life. ED is the inability to develop and maintain an erection for satisfactory sexual intercourse or activity. There are no uniform criteria defining how consistent the problem has to be and for what duration it must be present to be considered ED. The Diagnostic and Statistical Manual of Mental Disorder-5 specifies a duration of at least 6 months in its definition of ED.

Several studies evaluated the prevalence of ED. The Massachusetts Male Aging Study reported a prevalence of 52%. The study demonstrated that ED is increasingly prevalent with age: approximately 40% of men are affected at age 40 and nearly 70% of men are affected at age 70. The prevalence of complete ED increased from 5% at age 40 to 15% at age 70. Age was the variable most strongly associated with ED.

Incidence estimates have been published using data compiled from the Massachusetts Male Aging Study. Incidence data sets are necessary to assess risk and plan treatment and prevention strategies. The Massachusetts study data suggest there will be approximately 17,781 new cases of ED in Massachusetts and 617,715 in the United States annually.

A larger national study, the National Health and Social Life Survey, looked at sexual function in men and women. This study surveyed 1,410 men aged 18 to 59 and also documented an increase in ED with age. Additionally, the study found a decrease in sexual desire with increasing age. Men in the oldest cohort (50 to 59) were more than 3 times as likely to experience erection problems and to report low sexual desire compared with men 18 to 29. Experience of sexual dysfunction was more likely among men in poor physical and emotional health. The study also concluded that sexual dysfunction is an important public health concern and that emotional issues are likely to contribute to the experience sexual dysfunction.

PDE5 inhibitors have revolutionized the treatment of ED by decreasing reliance on more invasive options. These inhibitors compete with cyclic GMP (guanosine monophosphate) for the PDE5 receptor site. Sexual arousal activates the nitric oxide-cyclic GMP pathway, leading to relaxation of cavernosal smooth muscle cells, engorgement of lacunar spaces, and erection. PDE5 hydrolyses cyclic GMP to 5-GMP, which terminates the pathway and produces detumescence, so that PDE5 inhibitors result in increased intracellular concentrations of cyclic GMP and erection.

Three potent selective PDE5 inhibitors (sildenafil (Viagra; Pfizer), tadalafil (Cialis; Lilly), and vardenafil (Levitra; Bayer)) are currently available. Although large multi-center clinical trials have shown the efficacy and tolerability of these drugs in erectile dysfunction with various etiologies and a broad range of severity, 30-35% of patients fail to respond. According to a review of all randomized controlled trials evaluating sildenafil by the American Urological Association (AUA) Consensus Panel on Erectile Dysfunction, 36% to 76% of patients receiving the drug were “able to achieve intercourse” during treatment. The reported 62% prescription renewal rate at three to four months of follow-up, which dropped to around 30% by 6-12 months, suggests that patients stop taking the drug for reasons other than failure of treatment.

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Pulmonary Arterial Hypertension

PAH is a progressive, life-threatening orphan disease characterized by increased pressure in the pulmonary arteries, vessels responsible for carrying deoxygenated blood from the heart to the lungs. This increased pressure is caused by narrowing of these blood vessels as a result of dysregulation of cells of the arterial wall, leading to excessive growth and proliferation. Over time, blood flow worsens as inflammatory cells are recruited and inflammatory cytokines further stimulate the proliferation of blood vessel cells. This ultimately leads to tissue scarring, fibrosis and blood vessel remodeling, resulting in severe restriction of blood flow and increased risk of developing blood clots and heart failure. Increased pulmonary resistance is caused by cell proliferation that obstructs blood flow. This severe restriction of blood flow also causes the heart to work harder to circulate blood through the lungs causing abnormal strain on the right ventricle of the heart. This restriction of blood flow and abnormal strain on the right ventricle results in PAH symptoms that worsen over time; these commonly include breathlessness, fatigue, chest pain, fainting or light headedness, as well as abdominal distension. Four PAH functional classes categorize patient symptom severity and ability to carry out physical activity. Higher numbered functional classes indicate worsening symptoms and are associated with higher mortality.

Based on third-party estimates, the number of PAH patients diagnosed is between 30,000 and 40,000 in the United States with an average age at diagnosis of 53 years old and 65% to 80% of those diagnosed being women. The exact prevalence of PAH worldwide is not known but it has been estimated to be between 10 to 52 cases per million. While advances in the treatment of PAH using vasodilatory agents over the last two decades have markedly improved median survival, PAH patients still face significant disease burden and premature death. The five-year survival rate for newly diagnosed and prevalent patients is between 61% and 65%. Clearly there is unmet need for new therapies beyond the standard of care.

The current standard of care in PAH consists of drugs that act primarily as pulmonary vasodilators, which relax the muscles in the pulmonary arterial walls, thereby reducing the degree of blood vessel constriction. Although the current standard of care provides some benefit to patients, it is clear from the pathology of PAH that abnormal cellular proliferation causes progressive narrowing of the pulmonary vasculature. This abnormal proliferation is not addressed by therapies currently used to treat PAH. Three classes of pulmonary vasodilators are currently used to treat PAH: endothelin receptor antagonists, nitric oxide pathway modulators and prostacyclins.

●	Endothelin Receptor Antagonists. Some treatments currently approved for PAH work by blocking the action of endothelin-1, a potent vasoconstrictor, and are referred to as endothelin receptor antagonists, or ERAs. These drugs include bosentan, macitentan and ambrisentan. All three of these drugs are orally administered and improve blood flow to the lungs as determined by measures of hemodynamics such as pulmonary vascular resistance and cardiac output, which translates to improvements in exercisability as measured by the distance that patients can walk in a fixed period of time (6MWD).

●	Nitric Oxide Pathway Modulators. Nitric oxide pathway modulators such as PDE5 inhibitors and soluble guanylate cyclase (“sGC”). Nitric oxide is a naturally occurring molecule that is widely recognized as important in a number of biological processes. It causes blood vessels to relax and widen via the second messenger cGMP, resulting in an increase in blood flow. Two common modalities utilize the nitric oxide pathway to result in vasodilation: Phosphodiesterase type 5, or PDE5, inhibitors prevent the breakdown of cGMP and soluble guanylate cyclase stimulators, or sGC’s, increase the production of cGMP independent of nitric oxide. Several oral PDE5 drugs are available, such as sildenafil and tadalafil. Additionally, riociguat is the only sGC approved for PAH.

●	Prostacyclin. Prostacyclin pathway modulators. Patients with PAH have been shown to have reduced levels of prostacyclin, a naturally occurring lipid that has the effect of relaxing the smooth muscles surrounding arteries, resulting in vasodilation. Prostacyclin analogues, such as iloprost and treprostinil, are approved therapies for PAH. Selexipag is an oral prostacyclin-like drug approved for PAH. In addition to the challenges associated with dosing, prostacyclin therapy can be difficult to tolerate. In clinical trials subcutaneous infusion of these agents has shown severe infusion site adverse events requiring narcotics for these symptoms. The oral prostacyclins also have a high incidence of headache and diarrhea, nausea, vomiting, and flushing, which can lead to discontinuations.

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PAH patients are often treated with more than one of these drugs and new therapies are typically added to existing therapies rather than replacing drugs that are providing insufficient benefit. Based on third party sources, Altanine estimates that approximately 50% of patients are taking two or three FDA approved drugs for the treatment of PAH. Oral therapies are commonly prescribed first-line, typically consisting of an endothelin receptor antagonist (“ERA”) and PDE5 inhibitor. As patients progress in their disease severity, a prostacyclin can typically be added as a third agent. Although these therapies have been shown to improve exercise capacity, quality of life, pulmonary pressure and short-term survival, none of the current treatments are curative and patients remain on life-long therapy with poor long-term prognosis.

Altanine’s Solution

Sildenafil, a selective phosphodiesterase-5 (PDE-5) inhibitor, is a medication used primarily to treat erectile dysfunction (ED). Sildenafil was FDA approved in 1998 and was the157th commonly prescribed medication in the United States (2022 data) with more than three million prescriptions. Becker’s Hospital Review lists sildenafil in the twenty most prescribed medications in 2023 (based on GoodRx data).

Sildenafil, when taken orally, has several drawbacks. When dosed orally, sildenafil ‘s absolute bioavailability is highly variable (25% to 63%), and much of the sildenafil is not absorbed – with the mean absolute bioavailability being only 41% (sildenafil package insert). The maximum concentration (Cmax) of sildenafil occurs over a broad range of 30 minutes to two hours, and when taken with a high fat meal, the time (Tmax) to achieve Cmax is delayed by 60 minutes and Cmax is reduced by 29% (sildenafil package insert). Finally, patients taking sildenafil can experience a broad range of side effects ranging from mild to severe.

To mitigate these issues, Altanine is developing an inhaled version of sildenafil. Its formulations use proprietary technology to coat particles of sildenafil, which are then blended with excipients, placed into a vegetarian capsule, and administered via inhalation as a dry powder formulation using an FDA cleared or approved inhalation device.

Altanine recently completed its first human clinical trial for its inhaled sildenafil. In the open label, randomized, institutional review board (IRB) approved trial, conducted with healthy male human subjects who were not subject to fasting restrictions, eight subjects, under the supervision of the trial’s physician-scientist primary investigator, self-administered a single dose of 25 mg of coated sildenafil via oral inhalation. The trial was conducted in conjunction with our CRO for the study – the Women’s Cancer Center of Nevada (“WCC”) – at the WCC’s facility in Las Vegas, Nevada.

The trial was designed to probe the pharmacokinetics of the inhaled sildenafil, and to evaluate safety and tolerability of Altanine’s inhaled sildenafil dry powder formulation. In the trial, no significant adverse effects (SAEs) were observed, patients self-reported achieving erections, and no safety issues were uncovered. For example, spirometry readings taken at screening, pre-dose, and eight hours post-dose were unremarkable. Sildenafil was detected in the blood of all subjects post-dosing, and the Cmax values of sildenafil appeared independent of the fed or fasting state of the clinical trial subjects.

We expect that initial sales of ALT – 303 will be made through compound pharmacies and, in particular, through Polomar and its agreement with FHH. No decision has been made as to whether we will pursue a 505(b)(2) NDA filing with the FDA. In the event that we elect to do so, we will request a meeting with the FDA to better understand what, if any, additional trial requirements FDA will have as part of the 505(b)(2) process.

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Altanine is now preparing to conduct an additional human trial of inhaled sildenafil using two different inhaled dry powder formulations employing sildenafil particles layered with two different coating materials. All sildenafil dosages in the trial will be 25 mg administered as a one-time dose. The trial is planned to also include, as comparators, a cohort of human subjects that will receive an oral pill containing 25 mg of sildenafil, and a further cohort of human subjects that will be administered a sub-lingual sildenafil formulation.

ALT-304 – Inhaled Sumatriptan

Migraine

Migraine is a debilitating condition characterized by severe throbbing pain usually on one side of the head, often associated with nausea and sensitivity to light and sound. The pain associated with migraine attacks often has a pulsing quality that is synchronized with heartbeat and is typically worsened by physical activity. According to the International Classification of Headache Disorders, the pain phase of a migraine can last for four to 72 hours. More than two-thirds of sufferers are unable to work or function normally during the pain phase of a migraine attack.

Migraine attacks are characterized by the presence or absence of a preceding aura phase. Aura is a phenomenon associated with neural hyperactivation and synchronized depolarization in the brain, and is characterized by visual or other functional disturbances. 30% of patients report aura preceding at least a portion of the migraine attacks they experience. Migraines are categorized by the frequency with which they occur. With chronic migraine, affecting 10% of the total migraine population, patients suffer migraine attacks on 15 or more days of the month, on average. With episodic migraine, patients experience 14 or fewer migraine attacks per month.

According to the World Health Organization, migraine ranks as the third most common disease in the world and the leading cause of disability among neurological disorders. Migraine will affect approximately 12% of the adult population globally, currently affecting approximately 36 million people in the United States, the majority of whom are women of childbearing years. Population-based studies of insured individuals reveal that, annually, 4.5% of the adult population seeks treatment for primary headache, the vast majority of which is for migraine. In the United States and EU, research has found that the age of first diagnosis of migraine peaks in the early-to-mid teens and the disease continues to persist throughout adulthood for many of these sufferers, demonstrating that it is often a disorder of long duration.

Triptans are a family of tryptamine-based drugs first sold in the 1990s, which account for approximately 80% of the acute treatments prescribed for migraine. Triptans are sold in oral, nasal, and subcutaneous formulations. Through their binding to specific serotonin receptor subgroups, Triptans cause constriction of blood vessels in the outer covering of the brain, or the meninges. This vasoconstrictive activity also affects blood vessels in other areas of the body, including the heart, which accounts for important risks associated with their use, and labeling limitations on the frequency of their use.

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Altanine’s Solution

Sumatriptan is a widely prescribed generic drug used to treat migraine. The most common version of sumatriptan is an oral tablet. Patients are counseled to take the tablet when they sense the on-set for a migraine. The tablet is broken down in the stomach and takes time to release the medication necessary to treat the condition. Additionally, a common side effect of migraine is extreme nausea and vomiting. Such side effects can counter the effect of medication taken orally for release in the stomach.

ALT-304 is Altanine’s investigational inhaled version of sumatriptan. Similar to the inhaled sildenafil (ALT-303), ALT-304 is a coated version of sumatriptan which would be encapsulated for use with an FDA cleared or approved inhalation device. Upon the onset of a migraine, patients would “inhale” ALT-304 so that the medication is released to the lungs with the goal of achieving heightened bioavailability and significantly faster response time compared to the oral tablet form.

Altanine’s Strategy

Altanine’s goal is to focus on product candidates that utilize existing APIs contained in other already-approved drug products which, with the addition of its proprietary coating technology, could potentially provide enhanced pharmacokinetic and clinical performance. Altanine believes that this strategy would qualify for the FDA’s 505(b)(2) regulatory pathway where previous FDA approval of drugs with the same API and existing published literature could be relied upon in conjunction with any studies it may have to perform to demonstrate the safety and efficacy of its modified product candidate, thereby potentially reducing the incremental data-generation burden required for it to bring the product to patients. Altanine intends to focus on product candidates that it believes will offer innovative and proprietary functional advantages to currently available alternatives. While Altanine is pursuing the FDA regulatory approval, its wholly owned Subsidiary, Pinata, has also licensed Altanine’s intellectual property, on a non-exclusive basis, to the Polomar Licensees to produce, manufacture, supply, distribute, sell and commercially exploit products. The license grant includes use of Altanine’s technology with compounded products specified in the license. Under the terms of the License Agreement, Altanine will receive a royalty on Net Sales, as that term is defined in the License Agreement, of the licensed products. However, in the event the Polomar Licensees compound drug products containing metformin, semaglutide, liraglutide, sildenafil or sumatriptan, the License Agreement does not obligate Polomar Licensees to compound drug products using Altanine’s technology. If Polomar Licensees choose to use their rights under the License Agreement to compound products using Altanine’s technology, it will generate cash flow.

Beyond Altanine’s initial product candidates, it intends to pursue product candidates that it believes may be able to obtain FDA approval based on single small Phase 3 trials, a bioequivalence trial, or literature-based filings. Altanine intends to pursue product opportunities where patient demand is not being met by current FDA-approved pharmaceutical products.

To date Altanine has not had any meetings with FDA to discuss any of its product candidates and cannot predict the feedback it may receive from any such meetings. Prior to initiating significant development activities on any of its product candidates, Altanine intends to meet with the FDA to seek a defined clinical and regulatory path to approval.

Altanine does not currently own any issued patent and all of its patent applications are currently pending.

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The key elements of Altanine’s strategy to achieve these goals include:

●	Relying on Altanine’s current non-exclusive licensees to generate revenue.

Altanine’s wholly owned Subsidiary, Pinata, entered into the License Agreement with the Polomar Licensees, on a non-exclusive basis, permitting, but not obligating the Polomar Licensees to produce, manufacture, supply, distribute, sell and commercially exploit products. The license grant includes use of Altanine’s technology with compounded products specified in the License Agreement. Under the terms of the License Agreement, Altanine will receive a royalty on Net Sales, as that term is defined in the License Agreement, of the licensed products, which percentage will be 10% for products containing metformin, 20% for products containing semaglutide or liraglutide and 15% for products containing sumatriptan or sildenafil. However, in the event the Polomar Licensees compound drug products containing metformin, semaglutide, liraglutide, sildenafil or sumatriptan, the License Agreement does not obligate Polomar Licensees to compound drug products using Altanine’s technology. If Polomar Licensees choose to use their rights under the License Agreement to compound products using Altanine’s technology, it will generate cash flow. As a result, Altanine may be able to generate revenue from its drug candidates through Polomar Licensees’ compounding pharmacy model prior to the FDA registration of these drug candidates. Altanine’s founder, Daniel Gordon, has a controlling interest in entities that are significant shareholders of Polomar. Over time, Altanine may look to offer similar licenses to other compounding pharmacies in the United States.

●	Licensing the right to use Altanine’s technology in the compounding of products to compounding pharmacies.

Altanine licenses the right to use its technology in the compounding of drug products and the distribution of such products to a compounding pharmacy, initially the Polomar Licensees, and potentially other compounding pharmacies in the future. Compounded medications are prepared by pharmacists in response to a specific prescription from a licensed healthcare provider. Drug compounding is not subject to FDA regulation as “drug manufacturing,” provided the compounding pharmacy complies with Section 503A of the FDCA. Section 503A of the FDCA prohibits compounding of drugs that are “essentially” copies of FDA approved drugs except when the approved drug is on the FDA’s “shortage” list or for a change in the approved drug that is “made for an identified individual patient, which produces for that patient a significant difference.” Compounding drugs has been a cornerstone of the pharmaceutical and medical professions since their ancient beginnings. In 2019 alone, the drug compounding industry had an estimated U.S. market size of $8.9 billion.

Compounded medications provide patients with custom drug products suited to their specific needs in accordance with their physician’s prescription. One benefit of compounded drugs is that they allow patients access to older FDA-approved medications that have been discontinued. Additionally, compounded medications allow patients with allergies to obtain the benefits of the medication without the unwanted side effects. For example, if a patient is allergic to dyes, gluten, or lactose, a physician or pharmacist could make the medication without the offensive ingredient. Customized compounded medications also benefit specific patient populations, like children and the elderly, by providing additional dosage and route of administration options.

The FDA itself does not regulate the approval process of compounded medications. Therefore, the FDA cannot verify the safety, effectiveness, and quality of compounded medications as it does with manufactured drugs. Although the FDA has regulations in place and frequently issues guidance documents regarding compounded medications, the lesser oversight subjects consumers to a heightened risk of unsafe formulations. Although the specific duties and functions may vary slightly from state to state, each state has a collection of professional regulatory boards that serve the public by governing the licensing and practicing of individuals within a particular occupation. State pharmacy boards are responsible for enforcing regulations regarding compounding done by pharmacists in pharmacies. While the FDA oversees pharmaceutical manufacturing, each state has their own specific regulations regarding compounding and their own enforcement procedures.

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Altanine’s Clinical Development Plan

Regulatory Submissions

The 505(b)(2) pathway is intended for drug products containing active ingredient(s) that are part of drug products that have been previously approved by the FDA. The FDA is authorized to approve an alternative type of NDA under Section 505(b)(2) of the FDCA. Section 505(b)(2) permits the filing of an NDA where at least some of the information required for approval comes from studies not conducted by or for the applicant and for which the applicant has not obtained a right of reference from the data owner. A 505(b)(2) product typically reformulates the known molecule in a new strength or dosage form. 505(b)(2) products have the advantage of potentially significantly lower development costs and shorter development timelines versus traditional new molecular entities, but depending on the types and extent of changes proposed for the new product, a 505(b)(2) approach can be comparably as expensive and time consuming as a full new drug application.

A 505(b)(2) NDA is an application that contains full reports of investigations of safety and effectiveness, but where at least some of the information required for approval comes from studies not conducted by or for the applicant. This alternate regulatory pathway enables the applicant to rely, in part, on the FDA’s findings of safety and efficacy for an existing product, or published literature, in support of its application. A 505(b)(2) product candidate might rely on the clinical studies or literature of a previously FDA-approved drug or rely on the literature and physician usage of an FDA-unapproved drug. The FDA may also require 505(b)(2) applicants to perform additional studies or measurements to support the change from the listed drug. The FDA may then approve the new product for all, or some, of the conditions of use for which the branded reference drug has been approved, or for a new condition of use sought by the 505(b)(2) applicant.

Certain of Altanine’s drug candidates are based on commonly used drugs, which it believes will allow it to more efficiently and predictably pursue the regulatory approval of these product candidates under Section 505(b)(2) of the U.S. Federal Food, Drug, and Cosmetic Act. Altanine has established a diversified pipeline of product candidates, all of which are in early, pre-clinical stages of development. Altanine believes that these product candidates’ innovative formulas using its proprietary enteric coating technology have the potential to offer a significant safety, efficacy or cost benefit to patients and practitioners.

While Altanine expects to offer its various drug candidates for sale through compound pharmacies, Altanine’s regulatory strategy is to initially pursue development of ALT-301 (Metformin Gummy) as a Section 505(b)(2) NDA under the FDCA. As an alternative path to FDA approval for modifications to formulations or uses of drugs previously approved by the FDA, an applicant may submit an NDA under Section 505(b)(2) of the FDCA. Section 505(b)(2) was enacted as part of the Hatch-Waxman Amendments. A Section 505(b)(2) NDA is an application that contains full reports of investigations of safety and effectiveness, but where at least some of the information required for approval comes from studies not conducted by, or for, the applicant and for which the applicant has not obtained a right of reference or use from the person by or for whom the investigations were conducted. This type of application permits reliance for such approvals on literature or on an FDA finding of safety, effectiveness or both for an approved drug product. As such, under Section 505(b)(2), the FDA may rely, for approval of an NDA, on data not developed by the applicant. Therefore, if we can satisfy the conditions required for a Section 505(b)(2) NDA submission, it may eliminate the need for us to conduct some of the preclinical studies or clinical trials for the new product candidate that might otherwise have been required, although the review time is not shortened. The FDA may also require companies to perform additional studies or measurements, including clinical trials, to support the change from the approved branded reference drug. The FDA may then approve the new product candidate for the new indication sought by the 505(b)(2) applicant.

Metformin was approved by the FDA in 1994. Over the past 30 years, Metformin has been extensively studied and numerous generic forms of the drug have been approved by the FDA. As Metformin is a well-studied and well-understood drug, we expect that our 505(b)2) NDA will focus on the pharmacokinetic and pharmacodynamic elements of our alternative delivery mechanism (e.g., gummy). As part of our proof-of-concept study for ALT-301, we engaged CEBIS and NorthEast Bioanalytical Laboratories, LLC as our CROs to conduct pharmacokinetic and pharmacodynamic studies in human subjects using different dosing levels of ALT-301. In the first study we conducted, eight subjects were given 2 x 250mg doses of ALT-301 using a proprietary complexing agent and HPMCAS coating. An additional 8 subjects were given 2 x 250mg doses of ALT-301 using only a proprietary complexing agent. Finally, four subjects were given a single 500mg metformin tablet (e.g., Glucophage) as a control sample. Blood draws from the participating subjects revealed therapeutically effective levels of ALT-301 similar to those associated with Glucophage. No study participants experienced gastrointestinal adverse events that are commonly found among thirty percent of people who table a metformin tablet (e.g., Glucophage).

We expect to share the results of the proof-of-concept study with the FDA in support of our 505(b)2 application. We also expect to rely on safety and efficacy studies used to approve Glucophage, a Bristol Meyers Squibb version of metformin.

Altanine’s four lead products include:

●	ALT-301 – Metformin Gummies

Altanine has designed and is developing an oral version of metformin seeking to address issues of patient compliance, GI-related AEs and challenges for patients suffering from T2D. By applying its enteric coating to metformin, and incorporating the coated API into a gummy, patients no longer face the difficulty of swallowing the large metformin tablet. Additionally, because the coated metformin is designed to bypass the stomach to be absorbed in the intestine, Altanine hopes to demonstrate through clinical studies that patients can realize (a) higher levels of bioavailability thus reducing the overall required drug dosage size and (b) a reduction in episodes of GI-related AEs. Altanine also hopes to demonstrate that the metformin gummy improves overall patient compliance by addressing the obstacles to patients with dysphagia as well as those suffering from GI-related AEs.

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●	ALT-302 – Oral GLP-1 Receptor Agonist Dosage Form

The growing interest and efficacy of GLP-1 receptor agonists have revolutionized the therapeutic approach toward treating T2D and obesity. However, most GLP-1 receptor agonists are currently only available by way of injection. This is due, in part, to the low levels of bioavailability found in oral versions of GLP-1 receptor agonists. In fact, the currently approved oral version of semaglutide (Rybelsus®), has been found in studies to have a bioavailability of less than 1%.

Altanine is developing an oral GLP-1 dosage form using its coating technology. Specifically, using its coating technology, it expects to be able to deliver a daily oral dosage of GLP-1 receptor agonist (e.g. liraglutide) that is designed to significantly improve bioavailability. Altanine believes that patients would prefer a daily, oral dose of a GLP-1 drug over a weekly, injectable version. Altanine also believes that the oral formulation could prove to be more effective than an injectable version. Additionally, Altanine expects that its GLP-1 dosage form can be stored at room temperature, will be cheaper to manufacture and avoid supply chain shortages that have been faced by injectable GLP-1 receptor agonists.

●	ALT-303 – Inhaled Sildenafil

PDE5 inhibitors have seen little innovation or improvement since their introduction nearly 20 years ago. Lower levels of bioavailability combined with long lead times to activation and uncertainty around a successful outcome have proven frustrating for patients suffering from ED and PAH. Sildenafil is a widely prescribed medication – in oral form – for the treatment of ED and PAH. To address these issues, Altanine is developing an inhaled version of sildenafil designed to mitigate the challenges associated with the drug’s oral form. ALT-303 uses Altanine’s proprietary coating technology to coat the underlying API. The API is then encapsulated and used in connection with an FDA cleared or approved inhalation device. By inhaling the coated sildenafil through the mouth, the medication is released into the lungs instantaneously. By administering the coated sildenafil into the lungs, significant improvements in bioavailability and activation time can be realized. Overall patient dosage can be reduced due to the improvements in bioavailability.

●	ALT-304 – Inhaled Sumatriptan

Sumatriptan is a widely prescribed generic drug used to treat migraine. The most common version of Sumatriptan is an oral tablet. Patients are counseled to take the tablet when they sense the on-set of a migraine. The tablet is broken down in the stomach and takes time to release the medication necessary to treat the condition. Additionally, a common side effect of migraine is extreme nausea and vomiting. Such side effects can counter the effect of medication taken orally for release in the stomach.

ALT-304 is an inhaled version of sumatriptan. Similar to the inhaled sildenafil (ALT-303), ALT-304 is a coated version of sumatriptan which is encapsulated and used in connection with an FDA cleared or approved inhalation device. Upon the onset of a migraine, patients would “inhale” ALT-304 and the medication would be released to the lungs with the goal of achieving heightened bioavailability and faster response time compared to the oral tablet form.

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Altanine intends to focus on product candidates that use APIs present in other existing drug products that, with the addition of its proprietary coating technology, could improve the bioavailability of the medication by improving upon the delivery mechanism for the drug and qualify under the FDA’s 505(b)(2) regulatory pathway. Altanine’s corporate strategy is to pursue what it perceives to be low-risk 505(b)(2) candidates where previous FDA approval of drugs with the same API, and existing published literature could be relied upon in conjunction with any studies it may be required to perform to demonstrate the safety and efficacy of its modified product candidate, thereby potentially reducing the incremental data-generation burden required for it to bring the product to patients. Altanine intends to focus on product candidates that it believes will offer innovative and proprietary functional advantages to currently available alternatives.

Manufacture of Product for Clinical Development Activities

Altanine is currently in discussions with leading suppliers of active pharmaceutical ingredients and other component materials and CDMOs to formulate its drug candidates into solid oral dosage and inhalable forms for use in clinical trials and for commercial manufacture, if any of its product candidates receives marketing approval.

Market Opportunity

Potential Market in Diabetes & Obesity

More than 750 million people are living with obesity, which causes 5% of deaths globally, according to World Health Organization estimates. Thanks to the rapid expansion of reimbursements for obesity drugs, 40 million people in the U.S. (out of roughly 110 million adults with obesity) have access to these medicines through their insurance plans, topping the total number of Americans estimated to have diabetes (37 million). Along with the availability of new medicines, policies to further increase access should also help increase the number of people seeking treatment. In the U.S., a bipartisan effort to establish Medicare coverage for the treatment of obesity continues to make progress.

An evolution of diabetes treatment to focus on weight management alongside blood-sugar control has seen an acceleration in the uptake of GLP-1 medicines ahead of their rollout in obesity. J.P. Morgan Research forecasts the GLP-1 category will exceed $100 billion by 2030, driven equally by diabetes and obesity usage. Today, GLP-1s are used by around 10-12% of T2D patients in the United States. J.P. Morgan Research models GLP-1 usage as expanding to around 35% of diabetics in the United States by 2030 with approximately 15 million obese patients on GLP-1 drugs during that same time period. By 2030, around 9% of the United States’ population (or 30 million people) may be taking some form of GLP-1 drug to treat obesity or diabetes.

The explosive growth in GLP-1 drugs should not, in Altanine’s opinion, adversely impact the demand for metformin. Metformin remains an inexpensive treatment entry point for T2D as well as for patients with pre-diabetes. In addition, there are an increasing number of studies and clinical trials evaluating metformin’s effectiveness as a therapy for certain cancers and anti-aging conditions. Furthermore, as the patient population in the United States continues to age, difficulties tolerating traditional metformin configurations – both in terms of tablet size and GI-related AEs – should continue to increase demand for innovative delivery solutions for metformin. Accordingly, Altanine believes ALT-301 and ALT-302 should be well positioned to target the obesity, T2D, pre-diabetic, and other emerging-indication markets.

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Potential Market in Pulmonary Arterial Hypertension and Erectile Dysfunction

A recent research report by Precedence Research identified a global market size for PAH of $7.3 billion in 2022 with a projected value of $12.18 billion by 2032. North America accounts for 41% of the market size with Asia-Pacific witnessing a significant compound annual growth rate (“CAGR”) of 13.3% during the forecasted period. Despite the availability of multiple approved therapies, PAH has a five-year life expectancy for newly diagnosed and prevalent patients between 61% and 65%.

According to a recent study by Imarc Group, the seven major erectile dysfunction markets reached a value of $1.9 billion in 2023. Imarc projects that by 2034 these markets will reach a value of $3.9 billion with a CAGR of 6.53%.

Altanine believes that ALT-303 has the potential to address some of the primary challenges with traditional PDE-5 therapies for PAH and ED. If, as it hopes to demonstrate, ALT-303 can improve the bioavailability of the medication as well as the body’s response time, PAH and ED may be more promptly and effectively remediated.

Potential Market in Migraine

An estimated five million migraine patients in the United States require the care of a headache specialist. These specialists comprise the approximately 1,100 physicians who practice in over 120 tertiary care centers in the United States. Although the triptan drug class is the current standard of care for the acute treatment of migraine, according to the U.S. Pharmacist, a leading pharmacy publication, more than 60% of patients have reported dissatisfaction with, or have contraindications to, the current standard of care, such as triptan medications. This dissatisfaction may partly explain the sub-25% penetration rate for available triptan medications.

According to a recent report by Growth Plus Reports, the global migraine therapeutics market is expected to reach $11.43 billion by 2031 and to grow at a CAGR of 9.3% during the forecast period. Over the past several decades, migraine has been associated with persistently greater total annual medical costs. An independent study conducted in 1999 found that migraine sufferers in California had annual total medical expenses two and a half times higher than non-migraine sufferers.

Altanine believes that ALT-304 presents a compelling development in the treatment of migraines. While the triptan drug class has proven to be effective, patient frustration stems primarily from the delayed response time once the drug is administered orally. Altanine’s inhaled version is designed to offer enhanced levels of bioavailability and a faster reaction time after the medication is administered. If these attributes are successfully demonstrated in clinical trials, this approach may address some of the primary frustrations that migraine patients have with the traditional triptan therapy.

Competition

The biotechnology and pharmaceutical industries are characterized by rapid technological advancement, intense competition and a strong emphasis on intellectual property and proprietary products. While Altanine believes that its proprietary technologies, knowledge, experience, and scientific expertise provide it with competitive advantages, it faces substantial competition from major pharmaceutical companies, biotechnology companies, academic institutions, government agencies, and public and private research institutions. For any products that Altanine eventually commercializes, it will not only compete with existing technologies and therapies but also with newly emerging therapies that may become available in the future. Given Altanine’s technology’s potential utility across multiple applications, it expects to face intense competition from a diverse set of competitors. Many of its competitors, either alone or with strategic partners, have significantly greater financial, technical and human resources than Altanine does. Competitors may also possess more experience developing, obtaining regulatory approval for, and marketing novel treatments and technologies in the areas Altanine is pursuing. These factors could give its competitors an advantage in recruiting and retaining qualified personnel, developing similar or superior products, completing clinical development, securing strategic partnerships, and commercializing their products. Altanine believes the key competitive factors that will affect the development and commercial success of its product candidates are efficacy, safety and tolerability profile, reliability, method of administration, convenience of dosing, price, reimbursement, patent protection and patents of its competitors.

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Most of the drug candidates that Altanine is developing for commercialization represent modified versions of drug products for which there is already a large market of approved generic versions. As such, generic manufacturers such as Teva Pharmaceutical Industries, Ltd., Sun Pharmaceutical, Ltd and Dr. Reddy’s Laboratories, Ltd could be potential competitors in manufacturing and sales of generic drugs. With respect to the design and sale of functional excipients designed to enhance the solubility and/or permeability of semaglutide or other GLP-1 drugs, Altanine anticipates that Eli Lilly, Novo Nordisk, Viking Therapeutics and other GLP-1 receptor agonist drug manufacturers could be potential competition. In terms of enteric coating technologies designed to prevent gastric degradation of active pharmaceutical ingredients and facilitate GI delivery, Altanine considers Catalent, Cosmo Pharmaceuticals, Intract Pharma, Lonza, and Tillotts Pharma to be potential competitors.

Sales and Marketing

Sales, promotion, and other activities following product approval are subject to regulation by numerous regulatory authorities in addition to the FDA, including, in the United States, the Centers for Medicare & Medicaid Services, other divisions of the Department of Health and Human Services, the U.S. Department of Justice, and similar foreign, state, and local government authorities. As described below, the FDA regulates advertising and promotional activities for prescription drug products both prior to and after approval. A company generally can make only those claims relating to safety and efficacy that are approved by the FDA in labeling. Physicians may prescribe legally available drugs for uses that are not described in the drug’s approved labeling. Such off-label uses are common across medical specialties, and often reflect a physician’s belief that the off-label use is the best treatment for the patient. The FDA does not regulate the behavior of physicians in their choice of treatments, but FDA regulations do impose stringent restrictions on manufacturers’ communications and business practices regarding off-label uses. Failure to comply with applicable FDA requirements may subject a company to adverse publicity, enforcement action by the FDA, enforcement action by the Department of Justice seeking monetary fines, penalties or pursuing criminal prosecution of a company as well as individual company employees, corrective advertising, consent decrees and the full range of civil and criminal penalties available to the FDA.

Altanine’s commercialization strategy is to develop its four initial drug candidates for sales in the United States, primarily at this time through the Polomar Licensees. Its wholly owned Subsidiary, Pinata, entered into the non-exclusive License Agreement with the Polomar Licensees, which allows the Polomar Licensees to produce, manufacture, supply, distribute, sell and commercially exploit certain products using its technology. Altanine has not yet established an internal sales and marketing organization, and it does not intend to use an internal sales and marketing organization in connection with sales through its compounding pharmacy strategy currently with the Polomar Licensees. In the future with FDA approval of drug product(s), Altanine may recruit its own specialty sales force in the United States to exclusively promote its FDA-approved drug products to doctors, hospitals, telemedicine platforms and clinics. If it ultimately decides to take this approach, it believes a specialty sales force of approximately 75-100 Representatives, supported by reimbursement specialists and a medical affairs team, will be necessary. Alternatively, it may elect to continue to outsource its sales and marketing function to third-party providers of such services. If its drug product(s) are approved by the FDA, Altanine plans to seek favorable reimbursement determinations from public and commercial payors.

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Intellectual Property

Altanine is seeking patent protection for certain product candidates in development. As a result of the Pinata Merger and Pinata becoming a wholly owned Subsidiary of Altanine, Altanine indirectly obtained Pinata’s intellectual property, including the following applications with pending or prospective claims directed to its product candidates:

Product Candidate	Title	Claim Type(s)*	Pending National Applications
Inhaled Sildenafil	INHALED PDE-V INHIBITOR DRUGS	COM, MOT, KIT	US 18/027,655; EP 21880757.6

Metformin Gummy	INHALABLE HORMONE RECEPTOR AGONIST FORMATIONS	COM, MOT, KIT	US 18/735,277; EP 23898877.8; AU 2023400620; BR 1120250110500; CA 3275190; JP 2025-531928; MX/a/2025/006326

GLP-1 Formulation	INHALABLE HORMONE RECEPTOR AGONIST FORMATIONS	COM, MOT, KIT	US 19/133,409; EP 23898877.8; AU 2023400620; BR 1120250110500; CA 3275190; JP 2025-531928; MX/a/2025/006326

Inhaled Triptan	INHALABLE SEROTONIN RECEPTOR AGONIST FORMATIONS	COM, MOT, KIT	US 18/994,166; EP 23843796.6; AU 2023311967; BR 1120250008854; CA 3262358; MX 2025/000669

*Legend:	Composition of Matter = COM

Method of Treatment = MOT

Method of Making = MOM

Kit = KIT

In general, the term of national patents in the U.S. and Europe is available for a period of 20 years from the filing date of the PCT application.

Besides relying on patents, Altanine also relies on trade secrets, proprietary know-how and continuing innovation to develop and maintain its competitive position. Altanine protects its trade secrets, proprietary know-how and continuing innovation, in part, through confidentiality and proprietary information agreements. However, these agreements may not provide meaningful protection for, or adequate remedies to protect, Altanine’s technology in the event of unauthorized use or disclosure of information. Furthermore, its trade secrets may otherwise become known to, or be independently developed by, its competitors.

Altanine currently uses ALTANINE and its corporate logo as unregistered trademarks and has filed trademark applications seeking trademark registration. The US application numbers for the trademarks are 98/653,813 and 98/644,252.

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Material Agreements

The License Agreement

On June 24, 2024, Pinata, entered into the License Agreement. See “Information About Polomar – Polomar - License Agreement”.

Regulation

The FDA and comparable regulatory authorities in state and local jurisdictions impose substantial and burdensome requirements upon companies involved in the clinical development, manufacture, marketing, and distribution of drugs. These agencies and other federal, state, and local entities regulate, among other things, the research and development, testing, manufacture, quality control, safety, effectiveness, labeling, storage, record keeping, approval, advertising and promotion, distribution, post-approval monitoring and reporting, sampling and export and import of Altanine’s drug candidates.

U.S. Government Regulation

In the United States, the FDA regulates drugs under the FDCA and its implementing regulations. Altanine’s wholly owned Subsidiary, Pinata, currently licenses, on a non-exclusive basis, rights to use its coating technology to a Polomar company of a compounding pharmacy to produce and dispense compounded drug products pursuant to an exemption provided by Section 503A of the FDCA. Section 503A describes the conditions under which compounded human drug products are exempt from the FDCA sections on FDA approval, cGMP requirements, and labeling with adequate directions for use. One of these conditions is that the drugs must be compounded based on the receipt of valid patient-specific prescriptions; another condition limits compounding drug products that are “essentially copies” of commercially available drug products, which restricts compounding drugs that have the same active ingredients and route of administration as FDA-approved products that are commercially available. The FDA also prohibits any marketing or promotional statements that are “false or misleading in any particular,” including making any unsupported superiority claims against other products or the failure to disclose a material fact.

Notwithstanding the above, under relevant FDA guidance, the FDA generally does not consider a compounded drug to be “essentially a copy” of a commercially available drug if the compounded drug has a different route of administration as compared with the approved alternative. Altanine’s inhaled drug product candidates offer different routes of administration (e.g., oral vs. inhalation). In addition, the FDA does not consider a compounded drug to be “essentially a copy” of a commercially available drug if a change is made for an identified individual patient, and the prescribing practitioner has determined that the change associated with the compounded product produces for the patient a significant difference as compared with the commercially available drug product.

Under Section 503A of the FDCA, it is the prescribing practitioner who determines if a compounded drug is necessary for the identified patient and whether the change associated with the compounded product produces for the patient a significant difference as compared with the commercially available drug product. FDA’s guidance states that the FDA generally does not intend to question prescriber determinations where the prescription makes clear that the prescriber identified the relevant change and the significant difference that the change will produce for the patient. Altanine’s compounded products have been formulated to use an enteric coating to bypass stomach degradation to improve bioavailability and reduce GI-related AEs. Altanine believes this will offer a significant difference for patients who may require a more rapid onset of action compared to an existing FDA-approved formulation or who cannot tolerate the side effects of, an existing FDA-approved formulation. In addition, with respect to Altanine’s metformin gummies, because older patients and those with dysphagia may have difficulty swallowing an FDA-approved oral formulation, such patients may benefit from a gummy formation that can be chewed and swallowed.

Compounded drugs, like those produced and dispensed by compounding pharmacies using Altanine’s coating technology, are not FDA-approved. This means that the FDA does not verify the safety, effectiveness, or quality of such drugs before they are marketed. Instead, consumers rely on the determination of a prescribing physician that the compounded drug is necessary for the individual patient. Compounded drugs also lack an FDA finding of manufacturing quality before such drugs are marketed. However, the FDA and state boards of pharmacy generally may conduct inspections of pharmacies that compound drugs, with the FDA taking primary responsibility for overseeing outsourcing facilities registered with the FDA.

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Neither Altanine, nor its Representatives have had any conversations with the FDA staff regarding whether any compounded drug products that utilize its coating technology can be produced or dispensed by compounding pharmacies pursuant to an exemption under Section 503A of the FDCA and future conversations with the FDA may result in the FDA staff raising issues with such practices, requiring certain pre-requisites or changes to its current business plan, which may be costly or time consuming, and/or may result in it being prohibited from leveraging its technology licenses to compounding pharmacies pursuant to Section 503A of the FDCA.

Altanine intends to seek FDA approval of its products. Pharmaceutical product candidates must be approved by the FDA through the NDA process before they may be legally marketed and sold in the United States. Altanine intends to submit its NDAs under the 505(b)(2) regulatory approval pathway. Development and approval of drugs generally involves the following:

●	Completion of preclinical laboratory tests, animal studies and formulation studies according to Good Laboratory Practice (“GLP”) regulations or other application regulations;

●	Submission to the FDA of an IND, which must become effective before clinical trials involving humans may begin;

●	Approval by an IRB or ethics committee at each clinical trial site before a trail may be initiated;

●	Performance of adequate and well-controlled human clinical trials in accordance with applicable IND regulations, other good clinical practices (“GCPs”) and other clinical-trial related regulations to evaluate the safety and efficacy of the investigational product for each proposed indication;

●	Compiling of information demonstrating that the product can be properly formulated, manufactured and stored;

●	In the case of drug-device combination products, such as Altanine’s inhaled product candidates, demonstrating the safety, performance characteristics, and compatibility of the delivery device component as part of the overall review of the proposed drug product;

●	Submission of an NDA to the FDA for marketing approval, including payment of application user fees;

●	Satisfactory completion of an FDA pre-approval inspection of the manufacturing facility or facilities where the drug is produced to assess compliance with cGMPs and assure that the facilities, methods and controls are adequate to preserve the drug’s identity strength, quality and purity;

●	Possible FDA audit of the clinical trial sites to assure compliance with GCPs and the integrity of the clinical dated submitted in support of the NDA; and

●	FDA review and approval of the NDA, including satisfactory completion of an FDA advisory committee review of the product candidate, where appropriate of if applicable, prior to any commercial marketing or sale of the product in the United States.

Preclinical Studies

Before testing any drug product candidate in humans, it must undergo rigorous preclinical testing. The preclinical developmental stage generally involves laboratory evaluations of drug chemistry, formulation and stability, as well as studies to evaluate toxicity in animals, to assess the potential for AEs and, in some cases, to establish a rationale for therapeutic use. The sponsor must submit the results of the preclinical studies, together with manufacturing information, analytical data, any available clinical data or literature and a proposed clinical protocol, to the FDA as part of the IND. An IND is a request for authorization from the FDA to administer an investigational product to humans and must become effective before human clinical trials may begin.

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Preclinical studies include laboratory evaluation of product candidate chemistry and formulation, as well as in vitro and animal studies, to assess the potential for adverse events and in some cases to establish a rationale for therapeutic use. The conduct of preclinical studies is subject to federal regulations and requirements, including GLP regulations for safety and toxicology studies. Some long-term preclinical testing, such as animal tests of reproductive adverse events and carcinogenicity, may continue after an IND for an investigational drug candidate is submitted to the FDA and human clinical trials have been initiated.

In the case of testing data to support a 505(b)(2) NDA, some or all of the necessary preclinical data may be referenced in literature or the FDA’s previous findings of safety and efficacy for a Reference Listed Drug (“RLD”). However, the FDA may require an applicant to perform additional pre-clinical studies and clinical trials to support the safety and efficacy of any differences between the proposed drug product and the previously approved product that is relied upon, in part, in a 505(b)(2) NDA.

Clinical trials

The clinical stage of development involves the administration of the investigational product to healthy volunteers or patients under the supervision of qualified investigators, generally physicians not employed by, or under control of, the trial sponsor, in accordance with GCPs, which include the requirement that all research patients provide their informed consent for their participation in any clinical trial. Clinical trials are conducted under protocols detailing, among other things, the objectives of the clinical trial, dosing procedures, subject selection and exclusion criteria and the parameters to be used to monitor subject safety and assess efficacy. Each protocol, and any subsequent amendments to the protocol, must be submitted to the FDA as part of the IND. Furthermore, each clinical trial must be reviewed and approved by an IRB for each institution at which the clinical trial will be conducted to ensure that the risks to individuals participating in the clinical trials are minimized and are reasonable in relation to anticipated benefits. The IRB also approves the informed consent form that must be provided to each clinical trial subject or his or her legal representative and must monitor the clinical trial until completed. There also are requirements governing the reporting of ongoing clinical trials and completed clinical trial results to public registries. Information about most clinical trials must be submitted within specific timeframes for publication on the www.clinicaltrials.gov website. Information related to the product, patient population, phase of investigation, study sites and investigators and other aspects of the clinical trial is made public as part of the registration of the clinical trial. Sponsors are also obligated to disclose the results of their clinical trials after completion. Disclosure of the results of these trials can be delayed in some cases for up to two years after the date of completion of the trial. Competitors may use this publicly available information to gain knowledge regarding the progress of development programs.

Human clinical trials are typically conducted in three sequential phases, which may overlap or be combined:

●	Phase 1 clinical trials generally involve a small number of healthy volunteers or disease-affected patients who are initially exposed to a single dose and then multiple doses of the product candidate. The primary purpose of these clinical trials is to assess the metabolism, pharmacologic action, side effect tolerability and safety of the drug.

●	Phase 2 clinical trials involve studies in disease-affected patients to determine the dose required to produce the desired benefits. At the same time, safety and further pharmacokinetic and pharmacodynamic information is collected, possible adverse effects and safety risks are identified, and a preliminary evaluation of efficacy is conducted.

●	Phase 3 clinical trials generally involve a larger number of patients at multiple sites and are designed to provide the data necessary to demonstrate the effectiveness of the product for its intended us, its safety in use and to establish the overall benefit/risk relationship of the product and provide an adequate basis for product approval. These trials may include comparisons with placebo and/or other comparator treatments. The duration of treatment is often extended to mimic the actual use of a product during marketing.

By following the 505(b)(2) regulatory approval pathway, Altanine may reduce some of the burden of developing a drug by relying on investigations not conducted by it and for which it has not obtained a right of reference, such as prior investigations involving the RLD. In such cases, some clinical trials may not be required or may be otherwise limited; however, Phase 1 trials to establish bioavailability and pharmacokinetic characteristics of the product candidate and at least one Phase 3 pivotal trial are usually required to support a 505(b)(2) NDA.

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Post-approval trials, sometimes referred to as Phase 4 clinical trials, may be conducted after initial marketing approval. These trials are used to gain additional experience from the treatment of patients in the intended therapeutic indication, particularly for long-term safety follow up. In certain instances, the FDA may mandate the performance of Phase 4 clinical trials as a condition of approval of an NDA or a Biologics License Application.

Progress reports detailing the results of the clinical trials must be submitted at least annually to the FDA and more frequently if significant adverse events occur. The FDA or the sponsor may suspend or terminate a clinical trial at any time, or the FDA may impose other sanctions on various grounds, including a finding that the research patients are being exposed to an unacceptable health risk. Similarly, an IRB can refuse, suspend, or terminate approval of a clinical trial at its institution if the clinical trial is not being conducted in accordance with the IRB’s requirements or if the drug has been associated with unexpected serious harm to patients.

Concurrently with clinical trials, companies usually complete additional pre-clinical studies and must also develop additional information about the physical characteristics of the drug or biological product as well as finalize a process for manufacturing the product in commercial quantities in accordance with cGMP requirements. The manufacturing process must be capable of consistently producing quality batches of the product candidate and, among other things, the sponsor must develop methods for testing the identity, strength, quality, potency, and purity of the final biological product. Additionally, appropriate packaging must be selected and tested, and stability studies must be conducted to demonstrate that the biological product candidate does not undergo unacceptable deterioration over its shelf life.

NDA and FDA Review Process

Assuming successful completion of the required clinical testing, the results of the preclinical studies and clinical trials, along with detailed descriptions of the product’s chemistry, manufacturing, and controls, proposed labeling and other relevant information are submitted to the FDA as part of an NDA requesting approval to market the product. The cost of preparing and submitting an NDA is substantial. Under federal law, the submission of most NDAs is additionally subject to a substantial application user fee, currently over $4 million for an NDA with clinical information, and the manufacturer and/or sponsor under an approved NDA is also subject to an annual program fee, currently approximately $417,000. These fees are typically increased annually. Fee waivers or reductions are available in certain circumstances. One such fee waiver is available for applicants that are small businesses, meaning the applicant (including any Affiliates) employs fewer than 500 employees, does not have an approved marketing application for a product that has been introduced or delivered for introduction into interstate commerce, and is submitting its first marketing application.

Section 505(b)(1) and Section 505(b)(2) of the FDCA are the provisions governing the type of NDAs that may be submitted under the FDCA. Section 505(b)(1) is the traditional pathway for new chemical entities when no other new drug containing the same active pharmaceutical ingredient or active moiety, which is the molecule or ion responsible for the action of the drug substance, has been approved by the FDA. As an alternate pathway to FDA approval for new or improved formulations of previously approved products, a company may file a Section 505(b)(2) NDA. Section 505(b)(2) permits the submission of an NDA where at least some of the information required for approval comes from studies not conducted by or for the applicant and for which the applicant has not obtained a right of reference.

Once the FDA receives an application, it has 60 days to review the NDA to determine if it is substantially complete to permit a substantive review, before it accepts the application for filing and may request additional information rather than accepting the applications. Once the submission is accepted for filing, the FDA begins an in-depth review of the NDA. Under the goals and policies agreed to by the FDA under the Prescription Drug User Fee Act (“PDUFA”) VI, the agency seeks to review applications for standard review drug products within 10 months from the filing acceptance date, and applications for priority review drugs within six months from the filing acceptance date. The FDA may grant a priority review designation to drugs that are intended to treat a serious condition and that the agency determines offer major advances in treatment or provide a treatment where no adequate therapy exists. The FDA does not always meet its PDUFA goal dates for standard and priority NDAs, and the review process for both standard and priority reviews may be extended by FDA for three additional months to consider additional, late-submitted information, or information intended to clarify information already provided in the submission in response to FDA review questions.

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Before approving an NDA, the FDA will typically conduct a pre-approval inspection of the manufacturing facilities for the product candidate to determine whether they comply with cGMPs, unless the facility has recently had an FDA inspection. The FDA will not approve the product unless it determines that the manufacturing processes and facilities are in compliance with cGMP requirements and adequate to assure consistent production of the product to specifications. Additionally, the FDA may refer applications for novel drug products or drug products which present difficult questions of safety or efficacy to an advisory committee, typically a panel that includes clinicians and other experts, for review, evaluation and a recommendation regarding whether the application should be approved and, if so, under what conditions. The FDA is not bound by the recommendations of an advisory committee, but it considers them carefully when making decisions. NDAs submitted under Section 505(b)(2) are typically not referred to an advisory committee for consideration unless new safety information is revealed in the review cycle.

As part of the NDA review process, the FDA likely will re-analyze the clinical trial data, which could result in extensive discussions between the FDA and the applicant. Additionally, the FDA will typically inspect one or more clinical sites to assure compliance with GCPs and the IND protocol requirements and to assure the integrity of the clinical data submitted to the FDA. The review and evaluation of an NDA by the FDA is extensive and time consuming and may take longer than originally planned to complete, and Altanine may not receive a timely approval, if at all. Further, the FDA review process for “combination products” can be more complicated, which may result in delays, particularly if novel delivery systems are involved.

After the FDA evaluates an NDA, it will issue either an approval letter or a complete response letter (“CRL”). An approval letter authorizes the commercial marketing of the drug with prescribing information for specific indications. A CRL indicates that the review cycle of the application is complete, and that the application will not be approved in its present form. A CRL generally describes the deficiencies in the NDA identified by the FDA and may require substantial additional clinical data or other significant and time-consuming requirements related to clinical trials, nonclinical studies or manufacturing. Additionally, the CRL may include recommended actions that the applicant might take to place the application in a condition for approval. If a CRL is issued, the applicant may either resubmit the NDA, addressing all of the deficiencies identified in the letter, or withdraw the application. If, or when, those deficiencies have been addressed to the FDA’s satisfaction in a resubmission of the NDA, the FDA will issue an approval letter to the applicant. The FDA has committed to reviewing such resubmissions in response to an issued CRL in either two or six months depending on the type of information included. Even with the submission of this additional information, however, the FDA may decide that the NDA does not satisfy the regulatory criteria for approval. Data obtained from clinical trials are not always conclusive, and the FDA may interpret data differently than the sponsor interprets the same data.

There is no assurance that the FDA will approve a product candidate for marketing, and the sponsor may encounter significant difficulties or costs during the review process. Even if a product receives marketing approval, the approval may be significantly limited to specific diseases and dosages or the indications for use may otherwise be limited, which could restrict the commercial value of the product. Further, the FDA may require that certain contraindications, warnings or precautions be included in the product labeling, or it may condition approval on changes to the proposed labeling. The FDA also may condition approval on the development of adequate controls and specifications for manufacturing and a commitment to conduct post-marketing testing and surveillance to monitor the potential effects and efficacy. For example, the FDA may require Phase 4 trials designed to further assess a drug’s safety and efficacy.

The FDA may also place restrictions and conditions on product distribution, prescribing, or dispensing in the form of a REMS plan in addition to the approved labeling, to help ensure that the benefits of the drug outweigh its risks. A REMS could include medication guides for patients, communication plans for healthcare professionals, and/or elements to assure safe use (“ETASU”). ETASU can include, but are not limited to, special training or certification for prescribing or dispensing, restricted distribution requirements, dispensing only under certain circumstances, special monitoring, and the use of patient registries. The FDA determines the requirement for a REMS, as well as the specific REMS provisions, on a case-by-case basis. If the FDA concludes a REMS plan is needed, the sponsor of the NDA must submit a proposed REMS plan. The FDA will not approve the NDA without an approved REMS, if required. Based on the required warnings included in the approved labeling of drug products containing the same drug substance as Altanine’s product candidates (dexmethylphenidate and dextroamphetamine), Altanine expects that as part of the NDA review and approval process, FDA will require at least some of its product candidates, in particular CTx-1301 and CTx-1302, to include black box warnings as part of their labeling.

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Any of the above-mentioned limitations on approval or marketing could restrict the commercial promotion, distribution, prescription or dispensing of products and therefore limit commercial success. Marketing approval may be withdrawn for non-compliance with regulatory requirements or if problems occur following initial marketing.

After NDA approval, some types of changes to the approved product, such as adding new indications, manufacturing changes and additional labeling claims, are subject to further testing requirements, FDA notification, and FDA review and approval. Further, should new safety information arise, additional testing, product labeling or FDA notification may be required.

Hatch-Waxman Act and New Drug Marketing Exclusivity

Under the Drug Price Competition and Patent Term Restoration Act of 1984, otherwise known as the Hatch-Waxman Amendments to the FDCA, Congress authorized the FDA to approve generic drugs that are the same as drugs previously approved by the FDA under the NDA provisions of the statute and also enacted Section 505(b)(2) of the FDCA. To obtain approval of a generic drug, an applicant must submit an ANDA, to the agency. In support of such applications, a generic manufacturer may rely on the preclinical and clinical testing conducted for a drug product previously approved under an NDA, known as the RLD. Specifically, in order for an ANDA to be approved, the FDA must find that the generic version is identical to the RLD with respect to the active ingredients, the route of administration, the dosage form, and the strength of the drug. In contrast, Section 505(b)(2) permits the filing of an NDA where at least some of the information required for approval comes from studies not conducted by or for the applicant and for which the applicant has not obtained a right of reference. A Section 505(b)(2) applicant may eliminate the need to conduct certain preclinical or clinical studies, if it can establish that reliance on studies conducted for a previously approved product is scientifically appropriate. Unlike the ANDA pathway used by developers of bioequivalent versions of innovator drugs, which does not allow applicants to submit new clinical data other than bioavailability or bioequivalence data, the 505(b)(2) regulatory pathway does not preclude the possibility that a follow-on applicant would need to conduct additional clinical trials or nonclinical studies; for example, they may be seeking approval to market a previously approved drug for new indications or for a new patient population that would require new clinical data to demonstrate safety or effectiveness. The FDA may then approve the new product for all or some of the label indications for which the RLD has been approved, or for any new indication sought by the Section 505(b)(2) applicant, as applicable.

In seeking approval of an NDA or a supplement thereto, the NDA sponsor is required to list with the FDA each patent with claims that cover the sponsor’s product or an approved method of using the product. Upon approval of an NDA, each of the patents listed in the application for the drug is published in the FDA publication Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book. When an ANDA applicant submits its application to the FDA, the applicant is required to certify to the FDA concerning any patents listed in the Orange Book for the RLD, except for patents covering methods of use for which the follow-on applicant is not seeking approval. To the extent a Section 505(b)(2) applicant is relying on studies conducted for an already approved product, such an applicant is also required to certify to the FDA concerning any patents listed for the approved product in the Orange Book to the same extent that an ANDA applicant would.

Specifically, any applicant who subsequently files an ANDA or 505(b)(2) NDA that references the drug listed in the Orange Book must certify to the FDA that with respect to each published patent, (i) the required patent information has not been filed by the original applicant of the RLD; (ii) the listed patent already has expired; (iii) the listed patent has not expired, but will expire on a specified date and approval is sought after patent expiration; or (iv) the listed patent is invalid, unenforceable or will not be infringed by the manufacture, use or sale of the new product. These are known as Paragraph I, II, III, and IV certifications, respectively.

If a Paragraph I or II certification is filed, the FDA may make approval of the application effective immediately upon completion of its review. If a Paragraph III certification is filed, the approval may be made effective on the patent expiration date specified in the application, although a tentative approval may be issued before that time. If an application contains a Paragraph IV certification, a series of events will be triggered, the outcome of which will determine the effective date of approval of the ANDA or 505(b)(2) application.

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A certification that the new product will not infringe the RLD’s listed patents or that such patents are invalid is called a Paragraph IV certification. If the follow-on applicant has provided a Paragraph IV certification to the FDA, the applicant must also send notice of the Paragraph IV certification to the NDA and patent holders for the RLD once the applicant’s NDA has been accepted for filing by the FDA. The NDA and patent holders may then initiate a legal challenge to the Paragraph IV certification. The filing of a patent infringement lawsuit within 45 days of their receipt of a Paragraph IV certification automatically prevents the FDA from approving the ANDA or 505(b)(2) NDA until the earlier of 30 months after the receipt of the Paragraph IV notice, expiration of the patent or a decision in the infringement case that is favorable to the ANDA or 505(b)(2) applicant. Alternatively, if the listed patent holder does not file a patent infringement lawsuit within the required 45-day period, the follow-on applicant’s ANDA or 505(b)(2) NDA will not be subject to the 30-month stay.

In addition, under the Hatch-Waxman Amendments, the FDA may not approve an ANDA or 505(b)(2) NDA until any applicable period of non-patent exclusivity for the referenced RLD has expired. These market exclusivity provisions under the FDCA also can delay the submission or the approval of certain applications. The FDCA provides a five-year period of non-patent marketing exclusivity within the United States to the first applicant to gain approval of an NDA for a drug containing a new chemical entity. A drug is a new chemical entity if the FDA has not previously approved any other new drug containing the same active moiety, which is the molecule or ion responsible for the action of the drug substance. During the exclusivity period, the FDA may not accept for review an ANDA or a 505(b)(2) NDA submitted by another company for another version of such drug where the applicant does not own or have a legal right of reference to all the data required for approval. However, an application may be submitted after four years if it contains a certification of patent invalidity or non-infringement.

The FDCA also provides three years of marketing exclusivity for a NDA, 505(b)(2) NDA or supplement to an existing NDA if new clinical investigations, other than bioavailability studies, that were conducted or sponsored by the applicant are deemed by the FDA to be essential to the approval of the application, for example, new indications, dosages or strengths of an existing drug. This three-year exclusivity covers only the conditions of use associated with the new clinical investigations and does not prohibit the FDA from approving follow-on applications for drugs containing the original active agent. Five-year and three-year exclusivity also will not delay the submission or approval of a traditional NDA filed under Section 505(b)(1) of the FDCA. However, an applicant submitting a traditional NDA would be required to either conduct or obtain a right of reference to all of the preclinical studies and adequate and well-controlled clinical trials necessary to demonstrate safety and effectiveness.

When determining whether and when to go to market for a particular small molecule, Altanine routinely conducts patent landscape analyses which include reviewing potentially relevant Orange Book listed patents, if any. If potentially relevant Orange Book listed patents are present, Altanine routinely evaluates the following: the estimated expiration date of those patents (relative to Altanine’s estimated timeline to go to market for a particular drug), individual patent claim scopes and interpretation, and at least preliminary determinations regarding non-infringement, invalidity (including anticipation, obviousness, lack of written description, and lack of enablement of the claims), and possible inequitable conduct during prosecution based on a review of the patent(s)’ prosecution history. These evaluations can, for some drugs, impact Altanine’s prioritization of certain pipeline product candidates; however, this has not affected its current product candidates.

Patent Term Extension

After NDA approval, owners of relevant drug patents may apply for up to a five-year patent term extension. The allowable patent term extension is calculated as half of the drug’s testing phase – the time between when the IND becomes effective and NDA submission – and all of the review phase – the time between NDA submission and approval, up to a maximum of five years. The time can be shortened if FDA determines that the applicant did not pursue approval with due diligence. The total patent term after the extension may not exceed 14 years. For patents that might expire during the application phase, the patent owner may request an interim patent extension. An interim patent extension increases the patent term by one year and may be renewed up to four times. For each interim patent extension granted, the post-approval patent extension is reduced by one year. The director of the Patent and Trademark Office (PTO) must determine that approval of the drug covered by the patent for which a patent extension is being sought is likely. Interim patent extensions are not available for a drug for which an NDA has not been submitted.

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Disclosure of Clinical Trial Information

Sponsors of clinical trials of FDA-regulated products are required to register and disclose certain clinical trial information on the website www.clinicaltrials.gov. Information related to the product, patient population, phase of investigation, trial sites and investigators, and other aspects of a clinical trial are then made public as part of the registration. Sponsors are also obligated to disclose the results of their clinical trials after completion. Disclosure of the results of clinical trials can be delayed in certain circumstances for up to two years after the date of completion of the trial. Competitors may use this publicly available information to gain knowledge regarding the progress of clinical development programs as well as clinical trial design.

Post-Approval Requirements

Following approval of a drug product, the manufacturer and the approved drug product are subject to pervasive and continuing regulation by the FDA, including, among other things, monitoring and record-keeping activities, reporting of adverse experiences with the product, product sampling and distribution restrictions, complying with promotion and advertising requirements, which include restrictions on promoting drugs for unapproved uses or patient populations (i.e., “off-label use”) and limitations on industry-sponsored scientific and educational activities. Although physicians may prescribe legally available products for off-label uses, manufacturers may not market or promote such uses. The FDA and other agencies actively enforce the laws and regulations prohibiting the promotion of off-label uses, and a company that is found to have improperly promoted off-label uses may be subject to significant liability, including adverse publicity, enforcement action by the FDA, corrective advertising, consent decrees and the full range of civil and criminal penalties available to the FDA. Prescription drug promotional materials also must be submitted to the FDA in conjunction with their first use. Further, if there are any modifications to the approved drug product, including changes in indications, labeling or manufacturing processes or facilities, the applicant may be required to submit and obtain FDA approval of a new NDA or NDA supplement, which may require the applicant to develop additional data or conduct additional preclinical studies or clinical trials.

FDA regulations require that products be manufactured in facilities registered with the FDA and in accordance with cGMPs. The cGMP regulations include requirements relating to organization of personnel, buildings and facilities, equipment, control of components and drug product containers and closures, production and process controls, packaging and labeling controls, holding and distribution, laboratory controls, records and reports and returned or salvaged products. Altanine relies, and expects to continue to rely, on third parties for the production of clinical and commercial quantities of its products in accordance with cGMP regulations. These manufacturers must meet cGMP requirements and satisfy the FDA or comparable foreign regulatory authorities’ satisfaction before any product is approved and Altanine’s commercial products can be manufactured. These manufacturers must comply with cGMPs that require, among other things, quality control and quality assurance, the maintenance of records and documentation and the obligation to investigate and correct any deviations from cGMP. Manufacturers and other entities involved in the manufacture and distribution of approved drugs are required to register their establishments with the FDA and certain state agencies, and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with cGMP requirements and other laws. Accordingly, manufacturers must continue to expend time, money and effort in the area of production and quality control to maintain compliance with cGMPs. The discovery of violative conditions, including failure to conform to cGMPs, could result in enforcement actions including cessation of manufacturing activities. The discovery of problems with a product after approval may result in restrictions on a product, manufacturer or holder of an approved NDA, including recalls and product seizures.

Further, changes to the manufacturing process are strictly regulated and often require prior FDA approval before being implemented, or FDA notification. If there are any modifications to the drug, including changes to indications, labeling, or manufacturing processes or facilities, the applicant may be required to submit and obtain FDA approval of a supplemental NDA or new NDA, which may require the applicant to develop additional data or conduct additional pharmaceutical development/formulation studies, nonclinical studies or clinical trials.

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Once an approval of a prescription drug is granted, the FDA may withdraw the approval if compliance with regulatory requirements and standards is not maintained or if problems occur after the product reaches the market. Later discovery of previously unknown problems with a product, including adverse events of unanticipated severity or frequency, or with manufacturing processes, or failure to comply with regulatory requirements, may result in mandatory revisions to the approved labeling to add new safety information; imposition of post-market or clinical trials to assess new safety risks; or imposition of distribution or other restrictions under a REMS program. Other potential consequences include, among other things:

●	Restrictions on the marketing or manufacturing of the product, complete withdrawal of the product from the market or product recalls;

●	Fines, warning letters or other enforcement-related letters or clinical holds on post-approval clinical trials;

●	Refusal of the FDA to approve pending NDAs or supplements to approved NDAs, or suspension or revocation of product approvals;

●	Product seizure or detention, or refusal to permit the import or export of products;

●	Injunctions or the imposition of civil or criminal penalties;

●	Consent decrees, corporate integrity agreements, debarment or exclusion from federal healthcare programs; and

●	Mandated modification of promotional materials and labeling and the issuance of corrective information.

In addition, the distribution of prescription pharmaceutical products, including samples, is subject to the Prescription Drug Marketing Act (“PDMA”), which regulates the distribution of drugs and drug samples at the federal level, and sets minimum standards for the registration and regulation of drug distributors by the states. Both the PDMA and state laws regulate the distribution of prescription pharmaceutical product samples and impose requirements to ensure accountability in distribution.

Moreover, the Drug Supply Chain Security Act (“DSCSA”) was enacted in 2013 with the aim of building an electronic system to identify and trace certain prescription drugs distributed in the United States. The DSCSA mandates phased-in and resource-intensive obligations for pharmaceutical manufacturers, wholesale distributors, and dispensers over a 10-year period, which was expected to culminate in November 2023. On August 30, 2023, the FDA announced a one-year stabilization period (until November 27, 2024) to help trading partners transition to full implementation. From time to time, new legislation and regulations may be implemented that could significantly change the statutory provisions governing the approval, manufacturing and marketing of prescription drug products regulated by the FDA. It is impossible to predict whether further legislative or regulatory changes will be enacted, or FDA regulations, guidance or interpretations changed or what the impact of such changes, if any, may be.

Pricing and Reimbursement

In the United States, sales of products that Altanine markets in the future, and its ability to generate revenues on such sales, are dependent, in significant part, on the availability and level of reimbursement from third party payors such as state and federal governments, managed care providers and private insurance plans. Substantial uncertainty exists as to the coverage and reimbursement status of newly approved healthcare products by third-party payors.

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In the United States no uniform policy of coverage and reimbursement for drug products exists among third-party payors. Accordingly, decisions regarding the extent of coverage and amount of reimbursement to be provided for any of Altanine’s products will be made on a payor by payor basis. Private third-party payors tend to follow Medicare coverage policies and payment limitations in setting their own reimbursement rate to a substantial degree, but also have their own methods and approval process apart from Medicare determinations. As a result, coverage determination process is often a time-consuming and costly process that will require Altanine to provide scientific and clinical support for the use of its product candidates to each payor separately, with no assurance that coverage and adequate reimbursement will be obtained. Factors payors typically consider in determining reimbursement are based on whether the product is:

●	a covered benefit under its health plan; safe, effective and medically necessary;

●	appropriate for the specific patient;

●	cost-effective; and

●	neither experimental nor investigational.

Increasingly, third party payors are implementing cost-cutting and reimbursement initiatives and likely will continue to do so in the future. These include establishing formularies that govern the drugs and biologics that will be offered and also the out-of-pocket obligations of member patients for such products. In addition, net prices for drugs may be reduced by mandatory discounts or rebates required by government healthcare programs or private payors and by any future relaxation of laws that presently restrict imports of drugs from countries where they may be sold at lower prices than in the United States. Additionally, Altanine’s ability to obtain and maintain coverage for its products by certain government healthcare programs may depend on its participation in certain government pricing programs, such as the Medicaid Drug Rebate Program and the 340B program. These programs often include complex reporting and payment obligations, which are subject to frequent change. If Altanine fails to provide timely and accurate information under these programs or comply with any rebate or discount pricing requirements, it may have reimbursement obligations or be subject to penalties or other sanctions. It is possible that future legislation in the United States could be enacted which could potentially impact the reimbursement rates for the products Altanine is developing and may develop in the future and could further impact the levels of discounts and rebates paid to federal and state government entities. Any legislation that impacts these areas could impact, in a significant way, Altanine’s ability to generate revenues from sales of products that, if successfully developed, it brings to market.

Scientific Advisory Board

We have established a scientific advisory board composed of leading academic and industry scientists. Altanine seeks advice and input from these scientists on an ad hoc basis, individually or as a group, to provide scientific and clinical feedback and advice related to Altanine’s research and development platform and programs. The current members of Altanine’s advisory board are:

Richard Prately, MD

Dr. Pratley is board certified in internal medicine and is the Samuel E. Crockett Chair in Diabetes Research and Senior Investigator at the AdventHealth Translational Research Institute. Dr. Prately also serves as the Associate Medical Director of Research and Education at the AdventHealth Diabetes Institute. He is a member of the editorial boards of The Lancet: Diabetes and Endocrinology, The Journal of Clinical Endocrinology and Metabolism, The Journal of Diabetes and Complications, and Reviews of Diabetes Studies. As an internationally-recognized expert in diabetes, he has conducted numerous research studies on the pathogenesis, prevention and treatment of diabetes. He and the specialists at the Florida Diabetes and Endocrine Center provide compassionate care with a focus on healthy lifestyles and the prevention of complications related to diabetes.

Richard Greenberg, MD, FACS

Dr. Richard Evan Greenberg is a retired Master Clinician in Urologic Oncology at the Fox Chase Cancer Center. Dr. Greenberg trained at New York Hospital and Memorial Sloan-Kettering, where he focused on urothelial carcinoma. Over a four-decade career, he was involved in the multidisciplinary management of bladder and upper urinary tract cancers, as well as clinical trials.

He has earned national and international recognition, lecturing in Russia and Belarus for a Department of Defense initiative. Formerly the Chief of Urologic Oncology at Fox Chase Cancer, he also held the Carol and Louis Della Penna Chair in Urologic Oncology and was a Professor of Urology at Temple University. He served on the National Comprehensive Cancer Network’s bladder and penile cancer guidelines panels.

Jason Mellad, Ph.D.

Dr. Jason Mellad is the CEO and Co-Founder of Start Codon, a UK-based accelerator that supports life science and healthcare innovators. With expertise in translating cutting-edge technologies into impactful ventures, he provides seed funding and mentorship through Start Codon’s global network. Previously, he served as CEO of Cambridge Epigenetix and worked in business development at Horizon Discovery.

Dr. Mellad earned a Ph.D. in Medicine from the University of Cambridge as a Marshall Scholar and holds a BSc in Molecular Biology and Chemistry from Tulane University. He resides in Cambridge, UK with his family and is passionate about advancing biotech innovation.

Frank Pratt, MD, MPHTM, FACEP

For over 40 years, Dr. Pratt has tackled international public health and medical crises in addition to providing medical oversight as an on-site physician for infection disease outbreaks and natural disasters. Dr. Pratt is a triple board-certified physician and is a highly regarded international expert in public health. He currently serves as the Chief of Physician Administration for the Los Angeles County Department of Public Health. Dr. Pratt was on the front line during the COVID-19 outbreak in Los Angeles County where he managed communications and implemented vaccination treatment protocols. Previous to this position, he served as the Medical Director of the Los Angeles County Fire Department for 25 years and as the Emergency Department Medical Director at Torrance Memorial Medical Center for 20 years.

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John Macor, Ph.D

Dr. Macor has over 35 years of successful small molecule drug discovery experience with Pfizer, Astra, Bristol-Myers Squibb, Sanofi and Sionna Therapeutics. In addition to being the co-inventor of four marketed drugs - Nurtec ODT®, Zavzpret®, Filspari® and Relpax® – Dr. Macor has invented and developed numerous other compounds presently in clinical trials. A co-inventor on over 140 issued US patents and co-author on over 200 peer-reviewed scientific publications, Dr. Macor has won numerous international awards in medicinal chemistry and is a 2014 inductee into the MEDI Medicinal Chemistry Hall of Fame. Dr. Macor received a BS degree in chemistry from the University of Notre Dame and a Ph.D. in organic chemistry from Princeton University.

Pedro Gutierrez-Castrellon, MD, Ph.D.

Dr. Gutierrez-Castrellon has more than 30 years of experience as a practicing physician and clinical research director. He is currently the Chief Executive Officer of Elemental Translational Research SAPI de C.V., a contract research organization headquartered in Mexico City, Mexico. In addition, he serves as the Chief Medical Officer of Cellarion, a US-based company focused on regenerative medicine. Dr. Gutierrez-Castrellon was previously the Chief of the Clinical Research Department at the National Pediatric Institute in Mexico. He has more than 117 published scientific peer-reviewed papers and has been the Principal Investigator in more than 70 randomized clinical trials conducted in women, children, adolescents, young adults and elderly. Dr. Gutierrez-Castrellon received his medical degree with a focus on pediatric intensive care and receives a master’s degree and Doctorate in translational health research and medical sciences. He also received a master’s in business administration for Health Institutions.

Altanine’s advisors are not its employees or directors and have no decision-making authority over Altanine’s activities. Altanine’s advisors may have commitments to, or consulting or advisory contracts with, other entities that may limit their availability to Altanine. In addition, Altanine’s advisors may have arrangements with other companies to assist those companies in developing products or technologies that may compete with Altanine’s. All of Altanine’s advisors are affiliated with other entities and devote only a small portion of their time to Altanine. Altanine’s advisors receive equity compensation based upon consulting services rendered.

Bruce Forrest, PH.D., MD, MBA

Dr. Bruce Forrest is a seasoned biopharmaceutical executive with over 35 years of global leadership in vaccine and therapeutic development. He combines deep R&D expertise with strategic insight in investment banking, recognized for advancing complex programs through alignment across science, manufacturing, and commercialization.

He has extensive experience in Asia-Pacific markets, notably Japan, where he served as Board Member and Head of R&D for Wyeth K.K., leading product approvals for etanercept and gemtuzumab ozogamicin. Earlier, he directed late-phase vaccine development at Wyeth Pharmaceuticals and led major programs including meningococcal C conjugate, rotavirus, pneumococcal, and influenza vaccines. Dr. Forrest holds an M.D. and a PhD, as well as an MBA.

Properties

Altanine’s principal executive offices are located in Los Angeles, California. It shares the office and costs in Los Angeles with GLD under a lease of approximately 800 square feet of office space. This lease is currently on a month-to-month basis.

Employees and Human Capital Resources

As of February 4, 2026, Altanine had three full-time employees and no part-time employees. None of its employees are represented by a labor union or are covered by a collective bargaining agreement. Altanine considers its relationship with its employees to be satisfactory. In addition, it utilizes the services of contractors and part-time outside consultants to support its organization’s needs. Altanine expects to continue to build its team to ensure it can effectively execute its development plans.

Legal Proceedings

From time to time, Altanine may be involved in legal proceedings or subject to claims incident to the ordinary course of business. It is not party to or aware of any proceedings that it believes will have, individually or in the aggregate, a Material Adverse Effect on its business, financial condition or results of operations. Regardless of the outcome, such proceedings or claims can have an adverse impact on its business because of defense and settlement costs, diversion of resources and other factors.

Altanine anticipates that it will expend significant financial and managerial resources in the defense of its intellectual property rights in the future if it believes that its rights have been violated. Altanine also anticipates that it will expend significant financial and managerial resources to defend against claims that its products and services infringe upon the intellectual property rights of third parties.

Corporation Information

Altanine’s principal executive offices are located at 10940 Wilshire Boulevard, Suite 1500, Los Angeles, California 90024. Its telephone number is (213) 521-4780.

Altanine’s website address is www.altanine.com. The information contained on, or that can be accessed through, its website is deemed not to be incorporated in this information statement or to be part of this information statement. You should not consider information contained on its website to be part of this information statement.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations OF POLOMAR

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements which involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under “Risk Factors” and elsewhere in this information statement. The Company assumes no obligation to update forward-looking statements or the risk factors. You should read the following discussion in conjunction with the financial statements and the related notes included elsewhere in this information statement.

Forward Looking Statements

Certain information contained in this MD&A includes “forward-looking statements.” Statements which are not historical reflect the Company’s current expectations and projections about its future results, performance, liquidity, financial condition and results of operations, prospects and opportunities and are based upon information currently available to the Company and its management and their interpretation of what is believed to be significant factors affecting our existing and proposed business, including many assumptions regarding future events. Actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors, including those risks described in detail in the section of this information statement entitled “Risk Factors” as well as elsewhere in this information statement.

Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “should,” “would,” “will,” “could,” “scheduled,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “seek,” or “project” or the negative of these words or other variations on these words or comparable terminology.

In light of these risks and uncertainties and especially given the nature of the Company’s existing and proposed business, there can be no assurance that the forward-looking statements contained in this section and elsewhere in this information statement will in fact occur. Potential investors should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Overview

The Company operates Polomar Pharmacy, a State of Florida licensed retail compounding pharmacy, located in Palm Harbor, FL, pursuant to license # PH35196. Polomar Pharmacy is also licensed as a Special Sterile Compounding Pharmacy, permit #PH35277, which authorizes the licensed entity to dispense injectable and other sterile compounds (eye drops, infused therapeutics) upon receipt of a valid prescription. The compounding facility operates pursuant to guidelines established under Sec. 503A “Compounding Pharmacy” of the Federal Food, Drug and Cosmetic Act. Section 503A authorizes the licensed entity to manufacture compounded drugs and fulfill prescriptions provided to it by state licensed physicians and other licensed healthcare professionals including physician assistants and nurse practitioners. The Company is presently licensed and authorized to fulfill and deliver compounded prescribed medications in 30 states. Polomar Pharmacy is actively seeking licenses and authorization to operate in other states and expects to be able to provide prescription medications in additional U.S. states by the end of 2025 and early 2026.

Prior to the Polomar Merger, Polomar Pharmacy’s business was concentrated on providing compounded dermatological prescription medications for topical delivery. Polomar Pharmacy’s exclusive dermatological formulations, co-developed by a board-certified dermatologist for the treatment of acne, alopecia areata, basal cell carcinoma, Becker’s nevus, vitiligo, and other common skin conditions, were primarily fulfilled on behalf of local dermatologists with limited interstate prescription delivery. In early 2024, Polomar Pharmacy commenced the construction of clean rooms to allow for the dispensing of sterile compounded drugs. Polomar Pharmacy received its Special Sterile Compounding Permit in August of 2024. Polomar Pharmacy continued to primarily fulfill prescriptions for compounded dermatological drugs and has, on a limited basis, fulfilled prescriptions for sterile compounded GLP-1 agonists for subcutaneous injection. On September 26, 2025, the Company executed a one-year non-exclusive pharmacy services agreement with CareValidate to fulfill GLP-1 agonist prescriptions for CareValidate’s network of on-line clinics. Polomar began fulfilling prescriptions for CareValidate on October 6, 2025, and we expect steady revenue growth from this customer.

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Polomar Pharmacy has experienced significant losses from operations as a result of a decline in revenues and increased labor costs. The decline in revenues is primarily due to a change in Polomar Pharmacy’s business model from local fulfillment of compounded dermatological formulations to online fulfillment of GLP-1 agonist and erectile dysfunction drugs. Polomar Pharmacy’s operations are highly dependent on third-party utilization of Polomar Pharmacy’s compounded drug formulations. Polomar Pharmacy has experienced continuing delays in fully developing its compounded product formulations, manufacturing delays due to unexpected supply chain issues for imported active pharmaceutical ingredients and related products excipients, which have been satisfactorily resolved, and logistical challenges resulting from transitioning from a local fulfillment to national fulfillment business model. The Company has had insufficient access to capital to successfully implement its business plan.

The Company also owns SlimRxTM (www.slimrx.com), a weight loss focused online platform that the Company plans to launch in early 2026, that will connect patients with licensed healthcare providers to prescribe weight loss medications such as semaglutide and tirzepatide compounded with vitamin B-12 and other complementary compounded weight loss formulations (VitaSlimTM and VitaSlim PlusTM). SlimRx filed an application for statutory trademark protection on August 29, 2024. In April of 2025, the Company received an “Action Letter” from the USPTO requiring the Company to show the applied for mark being used in commerce, and to amend its description of goods. The Company has received an extension to respond to the USPTO letter until October 24, 2025. On October 24, the Company filed a response with the USPTO amending its description of goods and changing its intent to use. The Company will further amend its trademark application upon the launch of SlimRx. Any prescriptions issued via SlimRx will be compounded and fulfilled by Polomar Pharmacy. The Company also expects to launch PoloMedsTM (polomeds.com) during the first quarter of 2026 to fulfill prescriptions for diabetes medications including metformin compounds, sulfonylureas, and insulin; compounded men’s health formulations including testosterone and erectile dysfunction medications, inhalable and sublingual sildenafil.

An integral part of the Company’s business model is to provide prescription fulfillment services to third party web-based tele-health platforms. The Company has executed a contract with ForHumanity Health, Inc. for our licensed inhalable sildenafil drug and with CareValidate for sterile GLP-1 agonist weight loss drugs. All prescriptions delivered to patients pursuant to the terms of the respective agreements will be fulfilled by Polomar Pharmacy. This “wholesale” part of the Company’s business is expected to experience steady growth over the next twelve to eighteen months as the Company adds additional customers and fulfillment capacity.

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Corporate History and Capital Structure

We were incorporated in the State of Nevada on September 14, 2000, under the name of Telemax Communications. On or about July 24, 2003, the name was changed to HealthMed Services, Ltd. On or about September 2, 2022, the name was changed to Trustfeed Corp. (“Trustfeed”). As a result of the change in ownership of the Company in 2021 by Fastbase, the Company became a technology company with access to a global database of information to provide consumers with trusted information about the companies they do business with (the “Pre-Existing Business”).

However, effective as of December 29, 2023 in accordance with a Stock Purchase Agreement, Fastbase, the then record and beneficial owner of (i) 90,437,591 shares of Common Stock of the Company, representing approximately 83% of the Company’s issued and outstanding Common Stock (the “Common Shares”), and (ii) 500,000 shares of the Series A Convertible Preferred Stock, par value $.001 per share, of the Company, representing 100% of the Company’s issued and outstanding shares of Preferred Stock (the “Preferred Shares” and, with the Common Shares, the “Transferred Shares”), sold the Transferred Shares to CWR 1, LLC, a Delaware limited liability Company (“CWR”) for aggregate consideration of $350,000 (collectively referred to as the “Transaction”). Additionally, Rasmus Refer, the Company’s then Chief Executive Officer (principal executive officer, principal accounting officer and principal financial officer) and Chairman and sole member of the Company’s Board of Directors (the “Board”), resigned from all director (as of February 12, 2024), officer and employment positions with the Company and its subsidiaries.

Also as of December 29, 2023, the size of the Board was increased from one director to two directors and Brett Rosen was appointed as a director to fill the vacancy, to serve as director until the next annual meeting of stockholders of the Company, subject to his prior resignation or removal, and until his successor is duly elected and qualified, and Mr. Rosen was appointed President, Chief Financial Officer, Secretary and Treasurer of the Company.

Upon the consummation of the Transaction on December 29, 2023, the Company experienced a change in control. The Transaction and related transactions had the following consequences:

●	New management anticipated entering into a future transaction involving the Company, which could result in the acquisition of one or more businesses, companies or asset classes, including but not limited to intellectual property assets and that may currently be owned by affiliates of management.

●	The Company’s new management will be evaluating the Company’s Pre-Existing Business as part of these possible future transactions, and in the meantime, has suspended our operations relating to the Pre-Existing Business, with the expectation of permanently shutting down, spinning off or assigning the Pre-Existing Business at the time of such future transaction(s).

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Effective as of March 21, 2024, Brett Rosen resigned from all of his officer and director positions with the Company, and he was replaced in all such positions by Terrence M. Tierney.

Polomar Merger

On September 30, 2024, the transaction described in the Merger Agreement was completed and the merger was deemed effective. The Acquisition is considered a “reverse recapitalization” as the historical financial statements of Polomar, the accounting acquirer, have been substituted for the historical financial statements of Trustfeed. As a result of the Acquisition, the Company ceased commercializing the Pre-Existing Business.

On October 9, 2024, pursuant to the terms of the Prior Merger Agreement, CWR 1, LLC, a shareholder of the Company, returned 50,000,000 shares of the Company’s common stock for cancellation. Also, in October 2024, pursuant to the terms of the Prior Merger Agreement, the Company issued an aggregate of 207,414,147 (pre-split) shares of its common stock to the former Polomar members in the Prior Merger.

Pinata License

On June 29, 2024, we executed a Know How and Patent License Agreement, as amended, with Pinata Holdings, Inc. (“Pinata”), to license from Pinata certain patent pending intellectual property rights and know how (the “IP Rights”) regarding the proprietary delivery of products containing metformin, eletriptan, semaglutide, liraglutide and sildenafil (the “Ingredients”). It is the Company’s intention to utilize the IP Rights in products expected to be manufactured and distributed by us post-Acquisition.

FORHumanity Agreement

On March 11, 2025, Polomar executed a Product Fulfillment and Distribution Agreement, effective on March 12, 2025, as amended on March 17, 2025, and Amended and Restated on August 19, 2025 and as amended on September 23, 2025, and as further amended on October 1, 2025 (the “ForHumanity Agreement”) with ForHumanity, Inc., a Delaware corporation (“ForHumanity”) and Island Group 40, LLC (“IG4”).

The ForHumanity Agreement allows ForHumanity to exclusively market (through March 31, 2026), Polomar’s previously licensed, patent pending, inhalable sildenafil and inhalable eletriptan (the “Products”). While sildenafil and eletriptan have been approved by the FDA for prescription use in an oral form and both medications are generally accepted as safe, the FDA has not approved out inhalable compound formulation. Pursuant to the ForHumanity Agreement, Polomar shall be solely responsible for fulfilling valid prescriptions for the above-referenced medications through Polomar Pharmacy. IG4 provides account management services on behalf of Polomar.

The ForHumanity Agreement incorporates the following material terms:

●	The license is for an initial term of forty-two months and may be automatically renewed for additional terms provided ForHumanity meets certain revenue commitments prior to the end of the initial term.

●	In exchange for a guaranteed payment of $750,000 ($200,000 of which has been received by Polomar to date), $50,000 is due on or before October 24, 2025, and the remainder on or before November 28, 2025. Polomar has granted ForHumanity exclusivity to market the Products to potential customers through April 30, 2026. Exclusivity may be extended through June 30, 2026, provided ForHumanity provides at least $1,500,000 in gross revenue to Polomar during the first quarter of 2026. The ForHumanity Agreement provides for additional exclusivity extensions upon ForHumanity meeting increased revenue goals to Polomar, including an extension of exclusivity through December 31, 2026, provided Polomar receives gross revenues from ForHumanity of $3,000,000 for the period January 1, 2026, through June 30,2026.

●	Based upon ForHumanity’s forecasted sales, Polomar expects approximately $342,333 in gross revenue for the fourth quarter of 2025 and approximately $621,126 in the first quarter of 2026.

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Appointment of CFO

Effective April 10, 2025, the Company’s Board of Directors appointed Charlie Lin, the Company’s current Controller to the office of Treasurer and Mr. Lin shall additionally serve as the Company’s Chief Financial Officer. Also, effective April 10, 2025, Mr. Tierney resigned his position as Treasurer and Chief Financial Officer.

Director Services Agreements

On May 7, 2025, the Company entered into a Board of Directors Services Agreement with David Spiegel, a director of the Company (the “DS Agreement”). The DS Agreement provides for Mr. Spiegel to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Spiegel was appointed to the Board on October 1, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Spiegel is entitled to fiscal compensation in the amount of $36,534.00 and shall receive a total of 104,384 shares of restricted common stock pursuant to the terms of the DS Agreement. On June 25, 2025, the Company issued 70,784 shares of fully vested stock to Mr. Spiegel. On July 15, 2025, and August 15, 2025, respectively, the Company issued an additional 8,400 shares of restricted common stock to Mr. Spiegel. The Company has issued a total of 87,584 shares to Mr. Spiegel through September 30, 2025. (See Note 6 – Subsequent Events).

On May 7, 2025, the Company entered into a Board of Directors Services Agreement with Gabe Del Virginia, a director of the Company (the “GDV Agreement”). The GDV Agreement provides for Mr. Del Virginia to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Del Virginia was appointed to the Board on July 18, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Del Virginia is entitled to fiscal compensation in the amount of $43,750.00 and shall receive a total of 125,000 shares of restricted common stock pursuant to the terms of the GDV Agreement. On June 25, 2025, the Company issued 91,688 shares of fully vested stock to Mr. Del Virginia. On July 15, 2025, and August 15, 2025, respectively, the Company issued an additional 8,333 shares of restricted common stock to Mr. Del Virginia. The Company has issued a total of 108,333 shares to Mr. Del Virginia through September 30, 2025. (See Note 6 – Subsequent Events).

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On June 21, 2025, the Company entered into a Board of Directors Services Agreement with Terrence M. Tierney, a director of the Company (the “TMT Agreement”). The TMT Agreement provides for Mr. Tierney to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Tierney was appointed to the Board on March 21, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Tierney is entitled to fiscal compensation in the amount of $43,750.00 for the period March 21, 2024, through June 21, 2025, and an additional $10,983 through October 16, 2025. Mr. Tierney shall be entitled to receive a total of 156,381 shares of restricted common stock pursuant to the terms of the TMT Agreement. The Company has issued a total of 161,028 shares to Mr. Tierney as of September 30, 2025, 25,000 shares were issued on September 15, 2025, pursuant to the terms of Mr. Tierney’s Executive Employment Agreement. Mr. Tierney waived his remaining director compensation upon becoming an employee of the Company.

Altanine Merger Agreement

On July 23, 2025, the Company, Polomar Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Altanine Inc., a Nevada corporation (“Altanine”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company (the “Surviving Company”) and a wholly owned subsidiary of the Company (the “Altanine Merger”).

Following the consummation of the Altanine Merger, former common stockholders of Altanine are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Company common stock and current common stockholders of the Company are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Company common stock. The Company also agreed to assume Altanine’s existing incentive plan, and all outstanding options granted by Altanine, as adjusted by the Exchange Ratio. Additionally, at the Effective Time, all unexercised and unexpired warrants to purchase shares of Altanine common stock or preferred stock, then outstanding shall be converted into and become a warrant to purchase the Company’s common stock, as adjusted by the Exchange Ratio.

The board of directors of the Company (the “Board”) and of Altanine unanimously approved the Merger Agreement and the transactions contemplated thereby.

The foregoing summary of the Altanine Merger Agreement and the Altanine Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Altanine Merger Agreement, a copy of which is herein incorporated by reference to the Current Report on Form 8-K filed with the SEC on July 29, 2025. On October 8, 2025, the Company and Altanine executed an amendment to the Altanine Merger Agreement (See Note 6 – Subsequent Events).

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Employment Agreement

Effective September 15, 2025, the Company has entered into an Executive Employment Agreement (“Tierney Employment Agreement”) with Terrence M. Tierney. Mr. Tierney shall serve as the Company’s President, Chief Executive Officer and Secretary.

Mr. Tierney will earn a salary of $27,750 per month and will be eligible to receive an annual discretionary bonus, with a target annual bonus of seventy-five percent (75%) of his base salary, in accordance with Polomar’s compensation policy and as determined by Polomar’s Compensation Committee.

Mr. Tierney’s employment is considered “at-will”, and he will be entitled to benefits offered by Polomar to other senior executive employees, including health insurance, paid leave, employee stock options, and participation in any 401K plan offered by Polomar. Mr. Tierney is to receive a sign-on bonus of 125,000 shares of Polomar’s common stock vesting over a five-month period, and 1,000,000 ten-year non-qualified options to purchase Polomar’s common stock at a strike price of $.20 per share. As of September 30, 2025, the Company has issued 25,000 shares to Mr. Tierney pursuant to the terms of the Tierney Employment Agreement. As of the date of this filing Mr. Tierney has not exercised any of his options.

In accordance with the terms of the Tierney Employment Agreement, Mr. Tierney will be eligible to receive severance benefits upon termination of his employment by Polomar without cause or upon his resignation for good reason, including accelerated vesting of his employee stock options, a lump sum payment, and reimbursement of health insurance premiums. Mr. Tierney will also be entitled to certain severance benefits upon his termination in the event of a change in control of Polomar, including a lump sum payment and accelerated vesting of his employee stock options.

Mr. Tierney will have rights to indemnification and directors’ and officers’ liability insurance maintained by Polomar. Pursuant to the terms of the Tierney Employment Agreement the Company and Mr. Tierney have agreed to a November 1, 2025, “Start Date”.

Company Loans

On July 21, 2025, the Company entered into a new Promissory Note and Loan Agreement with CWR (“CWR Note II”).

The Note incorporates the following material terms:

The Company may draw up to $150,000 per the terms of the CWR Note II. The Company is required to meet certain milestones as more fully described in the Note in order to draw funds from CWR.

The CWR Note II shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the CWR Note II.

The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the CWR Note II is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

On September 17, 2025, the Company and CWR executed an amendment to the CWR Note II (the “CWR II First Amendment”). The CWR II First Amendment increased the principal amount that the Company may draw upon by $150,000 (the “CWR II Additional Principal”) to $300,000. The CWR II Additional Principal has certain restrictions regarding the use of any funds drawn by the Company. The Company may only utilize CWR II Additional Principal for costs associated with the manufacturing and testing of its inhalable sildenafil product. The CWR II Additional Principal shall be subject to a 3% discount per draw. All other material terms of CWR Note II remain unchanged.

As of the date of this filing, the Company has received draws pursuant to the terms of the CWR Note II in the amount of $248,000 plus accrued interest of $509.59. An interest only payment in the amount of $11,426.68 was made on December 1, 2025.

CWR, an affiliate of the Company, owns approximately 18% of the issued and outstanding shares of the common stock of the Company. Daniel Gordon, CWR’s manager controls or beneficially owns approximately 24% of the issued and outstanding common stock of the Company; therefore, Mr. Gordon has voting control over approximately 42% of the issued and outstanding shares of the Company’s common stock.

On July 28, 2025, the Company entered into a Promissory Note and Loan Agreement (the “Profesco Note”) with Profesco Holdings, LLC., a Michigan limited liability company (“Profesco Holdings”).

The Profesco Note incorporates the following material terms:

●	The Company may draw up to $100,000 per the terms of the Profesco Note.

●	The Profesco Note shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the Profesco Note. The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the Profesco Note is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

Terrence M. Tierney, the Company’s CEO, President and Secretary and a director of the Company, is the sole member and manager of Profesco Holdings.

As of September 30, 2025, the Company has received draws pursuant to the terms of the Profesco Note in the aggregate amount of $114,878.36.

See Note 6 – Subsequent Events for additional information.

On September 23, 2025, the Company executed a one-year Pharmacy Services and Compounding Agreement (“Services Agreement”) with CareValidate Incorporated (“CareValidate”). The agreement provides for the Company’s wholly owned subsidiary, Polomar Specialty Pharmacy, LLC (“Polomar”) to fill prescriptions for compounded GLP-1 Agonists on behalf of CareValidate’s telehealth networks. Polomar began fulfilling prescriptions pursuant to the terms of the Services Agreement on October 6, 2025. Polomar projects revenues of approximately $195,000 in the fourth quarter of 2025.

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Significant Accounting Policies and Estimates

The discussion and analysis of the financial condition and results of operations are based upon the financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of any contingent liabilities at the financial statement date and reported amounts of revenue and expenses during the reporting period. On an on-going basis we review our estimates and assumptions. The estimates were based on historical experience and other assumptions that we believe to be reasonable under the circumstances. Actual results are likely to differ from those estimates under different assumptions or conditions, but we do not believe such differences will materially affect our financial position or results of operations.

Results of Operations

The Company had operating losses in 2023 and 2024, and it expects losses to continue as its operations and marketing initiatives are expanded to increase sales.

The below historical results of operations of Polomar for the periods ending December 31, 2023 (“Fiscal 2023”), December 31, 2024 (“Fiscal 2024”) and the nine months ended September 30, 2025.

For the Period from January 1, 2024, through December 31, 2024

Revenues

Polomar had revenues of $58,824 for the fiscal year ended December 31, 2024, as compared with $41,844 in revenue for the fiscal year ended December 31, 2023. The revenue in 2023 and 2024 was from pharmacy operations, primarily from the fulfillment of prescriptions for compounded topical dermatological formulations. Polomar does not track revenues on a per item basis. Polomar does not expect to have significant revenues until it is able to raise capital to increase the distribution and demand for Polomar’s formulation sand services. If Polomar is able to obtain funding, it plans to engage in partnerships with larger marketing agencies and influencers to create attention to Polomar’s online platforms and wholesale offerings. Polomar had gross margin of $30,903 or 53% for the fiscal year ended December 31, 2024, as compared with $37,550 or 90% gross margin for the fiscal year ended December 31, 2023. The decrease in gross margin over the previous accounting period was primarily due to aging inventory write-off.

We had no revenues during this accounting period that would subject us to any royalties payable pursuant to the Pinata License Agreement.

Operating expenses

Operating expenses, which consisted mainly of general and administrative expenses, increased to $1,330,399 for Fiscal 2024, from $478,382 Fiscal 2023, an approximately 84% increase.

Our operating expenses consisted mainly of payroll in the amount of $380,476, legal and accounting fees of $198,878 incurred in connection with the merger and associated SEC filings, and consulting fees of $130,399. In comparison, our operating expenses for the fiscal year ended December 31, 2023, consisted mainly of consulting fees of $120,334, programming fees of $87,361, and professional fees of $67,082.

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Net Loss

We recorded a net loss of $1,341,333 for the fiscal year ended December 31, 2024, as compared with a net loss of $587,997 for the fiscal year ended December 31, 2023.

For the Nine Months ended September 30, 2025, and September 30, 2024

Revenues

The Company had revenues of approximately $16,174 for the nine months ended September 30, 2025, compared to $37,954 for the nine months ended September 30, 2024. The decrease in revenues over the previous accounting period was primarily due to the registrant’s change in its business as a result of the Merger and, more specifically, a transition from a retail to a wholesale business model.

We had no revenues during this accounting period that would subject us to any royalties payable pursuant to the Pinata license agreement.

Operating expenses, which consisted mainly of general and administrative expenses, increased to approximately $1,618,886 for the nine months ended September 30, 2025, from approximately $632,217 for the nine months ended September 30, 2024, an approximately 256% increase.

Our operating expenses for the nine months ended September 30, 2025, consisted mainly of legal and accounting fees associated with the Company’s SEC filings and planned merger with Altanine, Inc. of approximately $164,093, consulting fees of approximately $169,164, interest expense of $104,643, depreciation and amortization of $777,338, stock based compensation of $129,658 and payroll of approximately $276,881. In comparison, the registrant’s operating expenses for the nine months ended September 30, 2024, consisted mainly of legal and accounting fees associated with the registrant’s SEC filings of approximately $115,497 and payroll of $ 220,957.

Net Loss

We recorded a net loss of approximately $1,712,193 for the nine months ended September 30, 2025, as compared with a net loss of approximately $622,544 for the nine months ended September 30, 2024, as a result of the expenses incurred and insufficient revenues generated during the period, as described further above.

Liquidity and Capital Resources

To date, we have not generated material revenues from operations. We have incurred losses since inception and negative cash flows from operating activities for all periods presented. As of September 30, 2025, we had total current assets of $197,664 and total current liabilities of $1,503,130. We had working capital of ($1,305,466) as of September 30, 2025, as compared with ($797,658) as of September 30, 2024.

We currently do not have sufficient cash to fund our operations for the next 12 months and we require additional working capital for ongoing operating expenses, which has been funded during the three-month period ended September 30, 2025, by related party loans. We anticipate adding consultants or employees for the corresponding operations of the Company, but this will not occur prior to generating significant revenues or obtaining additional capital.

Management is currently in the process of looking for additional investors. Currently, loans from banks or other traditional lending sources for lines of credit or similar short-term borrowings are not available to us. We have been able to raise working capital to fund operations through related party debt or through the issuance of our restricted Common Stock. The accompanying consolidated condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.

Management evaluated all relevant conditions and events that are reasonably known or reasonably knowable, in the aggregate, as of the date the consolidated condensed financial statements are issued and determined that substantial doubt exists about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on the Company’s ability to generate revenues and raise capital. The Company has not generated revenues to provide sufficient cash flows to enable the Company to finance its operations internally. As of September 30, 2025, the Company had $38,854 cash on hand. As of September 30, 2025, the Company has an accumulated deficit of $4,623,356. For the nine months ended September 30, 2025, the Company had a net loss of $1,712,193 and cash used in operations of $586,016. These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year from the date of filing.

Over the next twelve months, management plans to raise additional capital upon the closing of the Altanine Merger transaction, invest its working capital resources in Polomar’s pharmacy operations and in other potential business opportunities. However, there is no guarantee the Company will raise sufficient capital to continue operations. The condensed unaudited financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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Going Concern

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.

Management evaluated all relevant conditions and events that are reasonably known or reasonably knowable, in the aggregate, as of the date the consolidated financial statements are issued and determined that substantial doubt exists about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on the Company’s ability to generate revenues and raise capital. The Company has not generated any revenues to provide sufficient cash flows to enable the Company to finance its operations internally. As of December 31, 2024, the Company had $6,191 cash on hand. At December 31, 2024, the Company has an accumulated deficit of $2,911,163. For the year ended December 31, 2024, the Company had a net loss of $1,341,333, and cash used in operations of $1,019,787. These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year from the date of filing.

Over the next twelve months management plans to raise additional capital and to invest its working capital resources in sales and marketing in order to increase the distribution and demand for its platform database. However, there is no guarantee that the Company will generate sufficient revenues or raise capital to continue operations. If the Company fails to generate sufficient revenue and obtain additional capital to continue at its expected level of operations, the Company may be forced to scale back or discontinue its sales and marketing efforts. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

We currently do not have sufficient cash to fund our operations for the next 12 months and we will require working capital for sales and marketing in order to increase the distribution and demand for our database and marketing of our platform, and to pay for ongoing operating expenses. We anticipate adding consultants for technology development and the corresponding operations of the Company, but this will not occur prior to obtaining additional capital. Management is currently in the process of looking for additional investors. Currently, loans from banks or other lending sources for lines of credit or similar short-term borrowings are not available to us. We have been able to raise working capital to fund operations through related party debt or through the issuance of our restricted Common Stock. As of December 31, 2024, we have an accumulated deficit of $2,911,163.

As a result of the foregoing, we are unable to fully implement our business plan without raising additional capital, if at all, and these conditions raise substantial doubt about our ability to continue as a going concern. The accompanying consolidated interim financial statements do not include any adjustments to reflect the possible future effects on recoverability and reclassification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Cash Flows

Net cash used in operating activities was $(586,016) for the nine months ended September 30, 2025, as compared with $(704,792) net cash used in operating activities for the nine months ended September 30, 2024. The decrease in the net cash used in operating activities was due primarily to increased cash receipts prepaid.

Net cash used in investing activities was $0 for the nine months ended September 30, 2025, as compared with $(90,893) net cash used in investing activities for the nine months ended September 30, 2024. The decrease in the net cash used in investing activities was due to mainly to fewer purchases of durable equipment.

Financing activities provided $618,679 in cash for the nine months ended September 30, 2025, as compared with $803,079 for the nine months ended September 30, 2024. Our financing cash flow for 2024 and 2025 consisted mainly of proceeds from related party debt.

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Recently Issued Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments in this ASU require disclosures, on an annual and interim basis, of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), as well as the aggregate amount of other segment items included in the reported measure of segment profit or loss. This ASU requires that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. This ASU is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted. The amendments in this ASU should be applied retrospectively to all prior periods presented in the financial statements. The Company adopted the ASU and determined that its adoption did not have a material impact on the Company’s condensed consolidated financial statements and related disclosures. As defined in the ASU, operating segments are components of an enterprise about which discrete financial information is regularly provided to the CODM in making decisions on how to allocate resources and assess performance for the organization. The Company operates and manages its business as one reportable and operating segment. The Company’s CODM is the Chief Executive Officer. The Company’s CODM reviews condensed consolidated operating results to make decisions about allocating resources and assessing performance for the entire Company.

In January 2025, the FASB issued ASU 2025-01 to clarify the effective date of ASU 2024-03 Income statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. ASU 2025-01 requires PBEs to adopt the amendments of ASU 2024-03 in annual reporting periods beginning after December 15, 2026, and interim periods within annual reporting periods beginning after December 15, 2027. Early adoption of ASU 2024-03 is permitted.

In May of 2025, the FASB issued ASU 2025-04 to clarify the accounting treatment of share-based compensation payable to a customer. The Company has not engaged in providing share-based compensation to a customer and does not presently anticipate doing so.

In July of 2025, the FASB issued ASU 2025-05, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Losses. This ASU update provides (1) all entities with a practical expedient and (2) entities other than public business entities with an accounting policy election when estimating expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under Topic 606.

In September of 2025, the FASB issued ASU 2025-06, Goodwill and Other – Internal-Use Software (Subtopic 350-40): Targeted Improvements to for the Accounting of Internal-Use Software. This ASU provides (1) entities remove all references to prescriptive and sequential software development stages (referred to as “project stages”) throughout Subtopic 350-40.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

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Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Quantitative and Qualitative Disclosures About Market Risk.

A smaller reporting company is not required to provide the information required by this Item.

Controls and Procedures Disclosure Controls and Procedures

Polomar carried out an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of December 31, 2024. This evaluation was carried out under the supervision and with the participation of Polomar’s Chief Executive Officer and Chief Financial Officer. Based upon that evaluation, Polomar’s Chief Executive Officer and Chief Financial Officer concluded that, as of December 31, 2024, Polomar’s disclosure controls and procedures were not effective due to the presence of material weaknesses in internal control over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. Management has identified the following material weaknesses which have caused management to conclude that, as of December 31, 2024, Polomar’s disclosure controls and procedures were not effective: (i) inadequate segregation of duties and effective risk assessment; and (ii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both US GAAP and SEC guidelines.

Changes in Internal Control over Financial Reporting

There were no changes in Polomar’s internal control over financial reporting during the nine months ended September 30, 2025, that have materially affected, or are reasonable likely to materially affect, Polomar’s internal control over financial reporting.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations OF ALTANINE

This Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”) is intended to assist in understanding and assessing the historical results of operations and financial condition of Altanine, Inc. (the “Company,” “Altanine”). This discussion should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this information statement. Unless the context otherwise requires, all references in this section to “Altanine,” the “Company,” “we,” “us,” or “our” refer to the business of the Company prior to the consummation of the Business Combination.

In addition to historical financial information, this discussion contains forward-looking statements based upon Altanine’s current expectations that involve risks and uncertainties. Altanine’s actual results could differ materially from such forward-looking statements as a result of various factors, including those set forth under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this information statement. Additionally, Altanine’s historical results are not necessarily indicative of the results that may be expected for any period in the future.

Overview

The Company was formed as a Nevada corporation in December 2023. The Company is an early-stage specialty pharmaceutical company focused on developing and commercializing innovative delivery mechanisms for pharmaceutical products which can be sold through compounding pharmacies while awaiting FDA regulatory approval. The Company’s business model is to (a) license its intellectual property to compounding pharmacies and (b) develop and seek Federal and Drug Agency (“FDA”) approval of drug product(s) using its proprietary API coating technology by applying such technology to various existing drug molecules to potentially improve ease and comfort of drug delivery, increase bioavailability and moderate side effects. Leveraging its technology, Altanine believes it will be able to apply its coatings to APIs to produce various dosage forms of finished drug products, including capsules, gummies, inhaled powders, and topical gels. Enteric coating films play a crucial role in pharmaceutical formulations as they are specifically designed to provide protection from premature releases of the drug molecule in acidic media. This protective function is particularly essential for drugs that are susceptible to degradation in acidic conditions. By forming a protective barrier, enteric coating films ensure the drugs reach their intended site of action intact. Moreover, enteric coating films also serve to prevent local irritation of the stomach mucosa caused by certain acidic drugs. This feature is particularly important for enhancing patient tolerance and reducing potential side effects.

Recent Developments

On July 23, 2025, we entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Altanine, Polomar Health Services, Inc. (“Polomar”) and Polomar Merger Sub, Inc. (“Merger Sub”), a Nevada corporation and wholly owned subsidiary of Polomar, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company (the “Surviving Company”) and a wholly owned subsidiary of Polomar (the “Merger”). At the effective time of the Merger (the “Effective Time”), each one share of Altanine common stock shall be automatically converted into the right to receive one share of Polomar’s common stock, and each one share of Altanine’s preferred stock shall be automatically converted into the right to receive one share of Polomar preferred stock, in each case subject to adjustment (collectively, the “Exchange Ratio”). On October 8, 2025, the above parties entered into the First Amendment to Agreement and Plan of Merger and Reorganization (this “Amendment”), pursuant to which, among other things, the Exchange Ratio should be revised to the exchange of one Share of Polomar Common Stock for each share of Altanine’s common stock and five (5) shares of Polomar Preferred Stock for each share of Altanine’s Preferred Stock.

149

Following the consummation of the Merger, legacy shareholders of Altanine are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Polomar’s common stock and legacy shareholders of Polomar are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Polomar’s common stock. Polomar also agreed to assume Altanine’s existing incentive plan, and all outstanding options granted by Altanine, as adjusted by the Exchange Ratio. Additionally, at the Effective Time, all unexercised and unexpired warrants to purchase shares of Altanine common stock or preferred stock, then outstanding shall be converted into and become a warrant to purchase Polomar’s common stock, as adjusted by the Exchange Ratio. Further, Polomar agreed to assume all unconverted and unexpired promissory notes of Altanine, except that the conversion terms will be adjusted for the Exchange Ratio and such notes will be convertible into the Company’s common stock. The board of directors of Polomar and of Altanine unanimously approved the Merger Agreement and the transactions contemplated thereby.

Immediately following the closing of the Merger, the composition of the Board shall be comprised of four appointees by Altanine, who shall initially be George Hornig, George Caruolo, Alexandra Peterson, and Gabrielle Toledano, and one appointee by Polomar, who shall initially be Gabriel Del Virginia. Furthermore, the Board shall (a) appoint George Hornig as the Chairman of the Board, (b) accept the resignation of Terrence M. Tierney as interim Chief Executive Officer and President; (c) appoint Charles Andres, Jr., Altanine’s current Chief Executive Officer (“CEO”), as the CEO of Polomar; and (d) appoint Mr. Tierney as Executive Vice President and Chief Administrative Officer.

We expect that the transaction will be accounted for as a reverse merger, with Altanine treated as the accounting acquirer and Polomar as the accounting acquiree under the guidance of ASC 805, Business Combinations, and ASC 805-40, Reverse Acquisitions. However, the Company has not yet completed the detailed accounting analysis required to formally determine which entity is the accounting acquirer for U.S. GAAP reporting purposes.

Intellectual Property

As of September 30, 2025, and December 31, 2024, the Company’s largest asset consists of capitalized intellectual property acquired in connection with the recent acquisition of Pinata. The acquisition of Pinata enhanced Altanine’s intellectual property portfolio specifically the enteric coating technology with respect to its metformin-related products, including products containing metformin and liraglutide. For accounting purposes, the transaction was recorded as an asset acquisition. As consideration for the asset acquisition, shareholders of Pinata received shares in Altanine equal to 28% of the outstanding and issued shares of Altanine. The assets of Pinata were valued by an independent valuation firm. The transaction included Pinata’s patents valued at $10,041,591 and assumption of liabilities of 137,711. Altanine’s use of the Pinata intellectual property is centered around an improved and alternative delivery mechanism for well-established drugs. These drugs have been sold in the United States and elsewhere for more than ten years. Altanine expects that its improved formulation and alternative delivery mechanism will enable it to continue to sell its drug version for the remaining life of the Pinata patent.

The Company evaluates its long-lived assets for impairment in accordance with ASC 360-10. During the nine months ended September 30, 2025, and the year ended December 31, 2024, management assessed whether events or changes in circumstances existed that would indicate that the carrying amount of the acquired intellectual property may not be recoverable, as contemplated by ASC 360-10-35-21. Based on this assessment, management concluded that no such indicators were present. In reaching this conclusion, management considered, among other factors, the recent nature of the Pinata acquisition, the early stage of integration of the acquired assets into the Company’s operations, the achievement of proof-of-concept for ALT-301, and the absence of adverse changes in the expected use, economic or regulatory outlook for the acquired technology. Accordingly, no impairment charges were recorded during the above periods. The Company will continue to monitor the recoverability of its long-lived assets and will record depreciation, amortization, or impairment charges in future periods as appropriate based on the utilization of the acquired assets and the progression of its development programs.

Fair Value of Equity Securities

The fair value of equity securities issued during the periods presented was determined based on an independent valuation prepared in accordance with Section 409A of the Internal Revenue Code (the “409A Valuation”). The 409A Valuation was performed by a third-party valuation specialist and reflects management’s best estimate of the fair value of the Company’s common stock as of the applicable measurement dates.

The 409A Valuation utilized a market approach, applying a multiple of enterprise value to sales derived from a set of comparable companies. The selected multiple was applied to management’s projected next twelve months (“NTM”) sales, which management believes is the most appropriate metric given the Company’s stage of development and revenue profile. Management believes that the market approach, together with the use of NTM sales projections, provides a reasonable and consistent basis for estimating the fair value of equity securities issued during the periods presented. However, these fair value estimates involve significant judgment and assumptions, including projected sales performance and the selection of comparable companies and valuation multiples, and may differ from values that would be realized in an actual market transaction. As the Company’s business, financial condition, operating results, and market environment evolve, future valuations may differ materially from prior estimates.

Components of Our Results of Operations

Research and Development (“R&D”) Expenses

R&D expenses represent costs incurred to conduct research and development of Altanine’s product candidate. We expense all research and development costs as incurred. R&D expenses consist primarily of the following:

■	Contracted research and manufacturing;
■	Consulting arrangements; and
■	Other expenses incurred to advance the Company’s R&D activities.

150

Altanine’s operating expenses have historically consisted of costs related to its initial investment in pre-clinical and clinical research and development activities. The Company expects research and development expenses to increase as it advances its product candidates into and through clinical trials and seeks regulatory approvals. These efforts will require significant spending on clinical trial activities, regulatory support, and contract manufacturing. Altanine also plans to evaluate additional product candidates and technologies for acquisition or in-licensing, which could further increase research and development expenses through upfront license fees, milestone payments, and expanded clinical development costs.

The process of conducting clinical trials necessary to obtain regulatory approval is costly and time consuming. Altanine may never succeed in timely development and achieving regulatory approval for its product candidates. The probability of success of Altanine’s product candidates may be affected by numerous factors, including clinical data, competition, manufacturing capability and commercial viability. As a result, Altanine is unable to determine the duration and completion costs of its development projects or when and to what extent it will generate revenue from the commercialization and sale of its product candidates.

General and Administrative (“G&A”) Expenses

G&A expenses consist of corporate administrative costs such as salaries and benefits for personnel and executives, director’s fees, insurance, professional services, and IT and compliance-related expenses.

Stock-based compensation Expenses

Stock-based compensation expense includes the fair value of equity awards granted to employees, directors, and consultants, which may consist of stock options, restricted stock units (“RSUs”), restricted stock awards (“RSAs”), performance-based awards (“PSUs”), and other equity-based instruments. Stock-based compensation reflects the grant-date fair value of awards recognized over the requisite service period, net of estimated forfeitures.

Depreciation and amortization

On April 1, 2024, the Company merged with Pinata Holdings, Inc. (“Pinata”). The acquisition of Pinata enhanced the Company’s intellectual property portfolio specifically the enteric coating technology with respect to its metformin-related products, including products containing metformin and liraglutide. For accounting purposes, the transaction was recorded as an asset acquisition. As consideration for the asset acquisition, shareholders of Pinata received shares in Altanine equal to 28% of the outstanding and issued shares of the Company. The assets of Pinata were valued by an independent valuation firm. The transaction included Pinata’s patents valued at $10,041,591 and assumption of liabilities of 137,711. Depreciation and amortization expense represent the amortization of the value assigned to the acquired patents over their estimated useful lives.

Interest Expenses

Interest expense includes interest incurred on the related-party line of credit and the amortization of the fair value assigned to the liability-classified warrants issued in connection with that line of credit over its term.

Other Income (Expenses)

The Company recorded a gain (loss) from the change in fair value of the liability-classified warrants issued in connection with the related-party line of credit. These warrants are remeasured at each reporting date using the Black-Scholes option-pricing model. The period-over-period change in fair value primarily reflects movements in key valuation inputs, including the market price of the Company’s common stock, expected volatility, the remaining contractual term of the warrants, and changes in the risk-free interest rate. As these inputs fluctuate, the remeasurement results in non-cash gains or losses recognized within other income (expense). Other income (expense) reflects the period-to-period change in the fair value of the liability-classified warrants that were issued in conjunction with a related party line of credit.

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Results of Operations

Fiscal Years Ended December 31, 2024 and 2023

The following table summarizes the Company’s operating results for the periods indicated:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Revenues	$-	$-

Cost of Goods Sold	-	-

Gross profit	-	-

Operating expenses:
General and administrative	1,403,308	3,978
Stock-based compensation	582,888	-
Depreciation and amortization	445,221	-
Research and development	569,157	-
Total operating expenses	3,000,574	3,978

Loss from operations	(3,000,574)	(3,978)

Other expense
Change in fair value warrant liability	42,953	-
Interest expense	(279,096)	-
Total other expense	(236,143)	-

Net loss	$(3,236,717)	$(3,978)

Net loss per share - basic and diluted	$(0.13)	$(0.00)

Weighted average common shares outstanding - basic and diluted	24,115,558	18,570,000

General and Administrative

The Company was incorporated in Nevada in December 2023 and had limited operations during the year ended December 31, 2023. General and administrative expenses were $1,403,308 for the year ended December 31, 2024, consisting primarily of approximately $350,000 in personnel-related expenses, $97,500 in directors’ fees, $600,000 in legal expenses, $292,000 in professional fees related to intellectual property, investor relations, and accounting and legal compliance, and $64,000 in other general operating expenses.

Stock-based compensation

The Company issued 255,000 shares of common stock for services valued at approximately $252,000. Of this amount, approximately $147,300 was recorded as stock-based compensation and $105,200 was included in prepaid and other current assets on the consolidated balance sheet as of December 31, 2024. In addition, the Company granted an aggregate amount of 1.5 million stock options under the 2024 Omnibus Plan, resulting in approximately $436,000 of stock-based compensation expense in accordance with the related vesting schedule.

Depreciation and Amortization

Depreciation expense totaled $445,221 for the year ended December 31, 2024, which represents the period amortization of the Pinata acquired intellectual property from the April 2024 asset acquisition over the useful lives of the acquired patents.

Research and Development Expenses (“R&D”)

R&D expenses consisted primarily of costs incurred in connection with advancing the Company’s drug products, including third-party consulting services and activities related to regulatory and pre-clinical development. R&D expenses were expensed as incurred. The Company does not currently track or allocate R&D expenses by individual drug candidate. At this early stage of development, R&D activities are largely focused on research, regulatory planning, proof of concepts, and technology development that supports multiple potential drug candidates rather than a single, discrete program. As a result, management believes that tracking R&D expenses by drug candidates would not meaningfully reflect how resources are managed or decisions are made at this stage. As the Company advances its development programs and individual drug candidates progress into later-stage clinical development, the Company expects to begin tracking and disclosing R&D expenses by product candidate when such information becomes meaningful to investors. R&D expenses may fluctuate significantly from period to period depending on the timing of consultant engagements, regulatory and pre-clinical activities and availability of capital resources.

For the years ended December 31, 2024 and 2023, R&D expenses comprised of the following:

	December 31, 2024	December 31, 2023
Consultant	$129,712	$-
FDA trials	439,445	-
Total Research and Development expenses	$569,157	$-

Interest Expense

Interest expense totaled approximately $279,100 for the year ended December 31, 2024, consisting of about $37,400 of interest on the Company’s related-party line of credit and approximately $242,000 of amortization of deferred financing costs over the term of that line of credit.

Change in Fair value warrant liability

The Company recorded a gain (loss) from the change in fair value of the liability-classified warrants issued in connection with the related-party line of credit.

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Nine Months Ended September 30, 2025 and 2024

The following table summarizes the Company’s operating results for the periods indicated:

	Nine months ended
	September 30, 2025	September 30, 2024
Revenues	$-	$-

Cost of Goods Sold	-	-

Gross profit	-	-

Operating expenses:
General and administrative	1,075,765	984,661
Stock-based compensation	632,629	542,800
Depreciation and amortization	445,221	296,814
Research and development	366,777	184,600
Total operating expenses	2,520,392	2,008,875

Loss from operations	(2,520,392)	(2,008,875)

Other expense
Change in fair value warrant classified liability	(1,724,722)	64,537
Interest expense	(335,896)	(176,069)
Total other expense	(2,060,618)	(111,532)

Net loss	$(4,581,010)	$(2,120,407)

Net loss per share - basic and diluted	$(0.18)	$(0.09)

Weighted average common shares outstanding - basic and diluted	26,048,239	23,484,538

General and Administrative

G&A expenses increased by approximately $91,100, or 9.3%, to $1,075,765 for the nine months ended September 30, 2025, compared to $984,661 for the same period in 2024. The increase was primarily driven by an increase of $228,300 in salaries and benefits, $172,500 in directors’ fees, $75,000 in audit fees and a $19,000 increase in insurance costs, partially offset by a $391,000 decrease in professional fees.

Stock-based compensation

Stock based compensation increased by approximately $90,000 or 16.5% to $632,629 for the nine months ended September 30, 2025, from $542,800 for the same period in 2024. The increase was primarily driven by the issuance of an additional 2.9 million stock options during the 2025 period, which resulted in higher expense recognized over the requisite service period.

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Depreciation Expense

Depreciation expense increased by $148,407, or 50%, to $445,221 for the nine months ended September 30, 2025, compared to $296,814 for the same period in 2024. The increase primarily reflects the greater number of depreciation days recognized in the current period, as the underlying capitalized patents were acquired in April 2024 as part of the Pinata acquisition.

Research and Development (“R&D”)

R&D expenses were approximately $367,000 for the nine months ended September 30, 2025, compared to approximately $185,000 for the same period in 2024, an increase of approximately $182,000, or 98.3%. Most of the increase in R&D expenses relate to costs paid towards full-service contract research organization that offers pre-clinical and clinical research services, increased expenses related to the preparation for and support of regulatory submissions, pre-clinical activities, including protocol development, data analysis, testing and proof of concepts activities as well as fees paid to contract research organizations.

For the nine months ended September 30, 2025 and 2024, R&D expenses comprised of the following:

	September 30, 2025	September 30, 2024
Consultant	$8,333	$60,000
R&D	217,604	-
FDA trials	140,840	124,600
Total Research and Development expenses	$366,777	$184,600

Interest Expenses

Interest expense increased by approximately $159,800, or 90.8%, to about $335,900 for the nine months ended September 30, 2025, compared to approximately $176,100 for the same period in 2024. This increase was primarily driven by an additional $117,600 interest accrued on the related-party line of credit, with the remaining $42,200 attributable to higher amortization of deferred financing costs related to the liability-classified warrants issued in connection with the line of credit.

Change in fair value Expense

The Company remeasured its liability-classified warrants upon their cashless exercise into common stock, which resulted in a non-cash expense of approximately $1.7 million. Such substantial increase in the non-cash expense was due to change in the valuation inputs, specifically related to the market price of the Company’s common stock.

Liquidity and Capital Resources

Since its inception, the Company has not generated any revenue, commercialized or licensed any products. As of September 30, 2025, cash totaled $7,979 and the Company had an accumulated deficit of $7,821,705. The Company anticipates that it will continue to incur net losses for the foreseeable future. In addition, the Company used approximately $1.4 million in operations during the nine months ended September 30, 2025, and has negative working capital of approximately $2.7 million as of September 30, 2025. These factors raise substantial doubt about the Company’s ability to continue as a going concern for the one-year period following the date that these consolidated financial statements were issued.

Historically, the Company’s principal sources of cash have included advances from a related party line of credit. The Company expects that the principal uses of cash in the future will be for continuing operations, funding research and development, fees associated with finalizing a contemplated reverse merger and general working capital requirements. The Company expects that as research and development expenses and general and administrative expenses continue to grow, it will need to raise additional capital to sustain operations and research and development. The accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Until the Company can generate significant cash from operations, management’s plans to obtain such resources for the Company include proceeds from offerings of the Company’s equity securities or corporate debt, or transactions involving product development, technology licensing or collaboration. Management can provide no assurance that any sources of a sufficient amount of financing will be available to the Company on favorable terms, if at all. Management is currently in the process of seeking additional equity financing, however management’s current plans do not alleviate substantial doubt about the Company’s ability to continue as a going concern.

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Sources of Liquidity

Since inception in December 2023, we have financed our operations primarily through an unsecured line of credit with a major stockholder and an affiliated company. We intend to finance our clinical development programs and working capital needs from existing cash, potential new sources of debt and equity financing, including the proceeds from its anticipated initial public offering. We may enter into new licensing and commercial partnership agreements.

On April 9, 2024, the Company entered the Lender Note. The sole member of Lender is GLD. Altanine’s founder, Daniel Gordon, is an officer, director and majority stockholder in GLD Management, Inc., the general partner of GLD. Under the Lender Note, we have the right to borrow up to an aggregate of $2.5 million from Lender at any time up to the second anniversary of the issuance of the Lender Note or, if earlier, upon the completion of an initial public offering. The Company’s right to borrow funds under the Lender Note is subject to the absence of a material adverse change in its assets, operations, or prospects. The Lender Note, together with accrued interest, will become due and payable on the second anniversary of the issuance of the Lender Note, provided that it may be prepaid at any time without penalty. The Lender Note will accrue interest at a rate equal to 7% per annum, simple interest, during the first year that the note is outstanding and 10% per annum, simple interest, thereafter. The Lender Note is unsecured. The Lender’s obligation to make advances shall cease upon (a) an Event of Default (as defined in the Lender Note) or (b) the consummation by Altanine of an initial public offering. In consideration of the Lender Note, we issued to the Lender a common stock purchase warrant, giving the Lender the right to purchase up to 7,500,000 shares of the Company’s Common Stock at an exercise price of $0.40 per share. On September 30, 2025, the Company issued an aggregate number of 3,274,648 shares of common stock pursuant to the cashless feature of the warrant agreement for the full exercise of the 7,500,000 warrants. No cash consideration was received by the Company following the cashless exercise of the warrants. As of September 30, 2025, the total amount outstanding under the Lender Note was $2,169,501.

Prior to FDA approval of the Company’s product candidates, we anticipate that additional capital will be required to support ongoing activities and further phases of development. Should that be required, the Company’s available capital may be consumed more rapidly than currently anticipated, resulting in the need for additional funding. In addition, there can be no assurance that additional funding, when and if required, will be available at commercially favorable terms, if at all. Accordingly, we may need to raise additional capital, which may be available to it through a variety of sources, including:

■	Equity markets,
■	Private equity financings,
■	Commercialization agreements and/or collaborative arrangements,
■	Sale of product royalty,
■	Grants and new license revenues,
■	Bank loans, and
■	Public or private debt.

Additional funding, capital, or loans (including, without limitation, milestone, or other payments from potential commercialization agreements) may be unavailable on favorable terms, if at all. If adequate funds are not available, we may be required to significantly reduce or refocus our operations or to obtain funds through arrangements that may require us to relinquish rights to certain technologies and drug formulations or potential markets, any of which could have a material adverse effect on the Company, its financial condition, and its results of operations. To the extent that additional capital is raised through the sale of equity or convertible debt securities or exercise of additional warrants and options, the issuance of such securities would result in ownership dilution to existing stockholders. If we are unable to attract additional funds on commercially acceptable terms, we may adversely affect our ability to achieve our development and commercialization goals, which could have a material and adverse effect on our business, results of operations and financial condition.

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Cash Flows

Fiscal Year Ended December 31, 2024 and 2023

The following table provides information regarding Altanine’s cash flows for the periods presented:

	December 31, 2024	December 31, 2023
Net cash provided by (used in):
Operating Activities	$(1,566,166)	$(3,978)
Investing Activities	(50,080)	-
Financing Activities	1,618,750	4,500
Net increase in cash and cash equivalents	$2,504	$522

Net Cash Used in Operating Activities

For the year ended December 31, 2024, operating activities used in $1,566,166 of cash, primarily due to a net loss of $3,236,717, offset by $1,226,840 of non-cash expense and income primarily comprised of stock-based compensation, amortization of deferred financing costs, amortization of intellectual property and change in fair value of liability-classified warrants. Changes in operating assets and liabilities resulted in a $443,711 positive impact on cash used in operating activities.

Net Cash Used in Investing Activities

The Company used $50,080 in investing activities from the purchase of intellectual property for the year ended December 31, 2024. The Company did not have any investing activities during the same period in 2023.

Net Cash Provided by (Used in) Financing Activities

For the fiscal year end December 31, 2023, financing activities provided $4,500 of cash resulting from the initial issuance of shares. For the fiscal year ended December 31, 2024, financing activities provided $1,683,750 of cash resulting from borrowings from the related party line of credit, offset by $65,000 of repayments.

Nine Months Ended September 30, 2025 and 2024

The following table provides information regarding Altanine’s cash flows for the periods presented:

	September 30, 2025	September 30, 2024
Net cash provided by (used in):
Operating Activities	$(1,362,047)	$(853,307)
Investing Activities	-	(50,080)
Financing Activities	1,367,000	904,541
Net change in cash and cash equivalents	$4,953	$1,154

Net Cash Used in Operating Activities

For the nine months ended September 30, 2025, operating activities used in $1,362,047 of cash, primarily due to a net loss of $4,581,010, offset by $3,005,967 of non-cash expense and income primarily comprised of stock-based compensation, amortization of deferred financing costs, amortization of intellectual property and change in fair value of liability classified warrants. Changes in operating assets and liabilities resulted in a $212,996 positive impact on cash used in operating activities.

For the nine months ended September 30, 2024, operating activities used in $853,307 of cash, primarily due to a net loss of $2,120,407, offset by $936,199 of non-cash expense and income primarily comprised of stock-based compensation, amortization of deferred financing costs, amortization of intellectual property and change in fair value of liability classified warrants. Changes in operating assets and liabilities resulted in a $330,901 positive impact on cash used in operating activities.

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Net Cash Used in Investing Activities

We used $50,080 in investing activities for the purchase of intellectual property during the nine months ended September 30, 2024. No investing activities were recorded for the nine months ended September 30, 2025.

Net Cash provided by Financing Activities

For the nine months ended September 30, 2025, financing activities provided $1,367,000 in cash from borrowings under the related-party line of credit.

For the nine months ended September 30, 2024, financing activities provided $904,541 in cash also from borrowings under the related-party line of credit.

Commitments

Line of Credit Related Party

On April 9, 2024, we entered into a Promissory Note and Loan Agreement with GLD Sponsor Member II, LLC (“GLD”), a Delaware limited liability company affiliated with the Company’s founder and under which various of his family members are indirect beneficiaries. Under this Promissory Note and Loan Agreement (the “GLD Note”), the Company has the right to borrow up to an aggregate of $2,500,000 from GLD at any time up to the second anniversary of the issuance of the GLD Note or, if earlier, upon the completion of the Company’s capital raise. The line of credit matures in April 2026. As of September 30, 2025, and December 31, 2024, we had $2.2 million and $1.7 million outstanding, respectively. Accrued interest on the line of credit was $168,319 and $36,198 as of September 30, 2025, and December 31, 2024, respectively.

The balance owed under this line of credit was $2,169,501 and $1,661,600 as of September 30, 2025 and December 31, 2024, respectively.

Future Funding Requirements

As of September 30, 2025, we have recognized no revenue. We do not expect to generate revenue unless and until we successfully complete pre-clinical and clinical development of, receive regulatory approval for our product candidates, and we develop a commercialization program for products using Altanine’s technology and we do not know when, or if at all, that will occur. We expect our expenses to increase substantially in connection with our ongoing activities, particularly as we advance the pre-clinical activities and studies and initiate clinical trials. In addition, if we obtain regulatory approval for any programs, we expect to incur significant expenses related to potential product sales, marketing, and distribution to the extent that such sales, marketing and distribution are not the responsibility of potential licensees or partners. The timing and amount of our operating expenditure will depend largely on the factors set out above. Our funding requirements and timing and amount of our operating expenditures will depend on many factors, including, but not limited to:

■	The rate of progress in the development of our drug programs,
■	The scope, progress, results and costs of pre-clinical studies and clinical trials for any other current and future programs,
■	The number and characteristics of programs and technologies that we develop or may in-license,
■	The costs necessary to obtain regulatory approvals, if any, for any approved products in the United States and other jurisdictions, and the costs of post-marketing studies that could be required by regulatory authorities in jurisdictions where approval is obtained,
■	The costs and timing of preparing, filing and prosecuting patent applications, maintaining and enforcing our intellectual property rights and defending any intellectual property-related claims,
■	The continuation of our existing licensing arrangements and entry into new collaborations and licensing arrangements,
■	The cost we incur in maintaining business operations,
■	The cost of hiring additional clinical, quality control, manufacturing and other scientific personnel,
■	The cost adding operational, financial and management information systems and personnel,
■	The revenue, if any, received from royalties of our product candidates for which we receive marketing approval,
■	The effect of competing technological and market developments; and
■	The extent to which we acquire or invest in businesses, products and technologies, including entering into licensing or collaboration arrangements for programs

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Identifying potential programs, product candidates, conducting pre-clinical studies and clinical trials is a time consuming, expensive and uncertain process that takes years to complete, and we may never generate the necessary data or results required to obtain marketing approval and achieve product sales. In addition, our programs, if approved, may not achieve commercial success. Our royalty revenues, if any, will be derived from sales of products that we do not expect to be commercially available for many years, if ever. Accordingly, we will need to obtain substantial additional funds to achieve its business objectives.

Off-Balance Sheet Arrangements

During the periods presented, we did not have, nor does it currently have, any off-balance sheet arrangements as defined under GAAP.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Management’s discussion and analysis of our financial condition and results of operations is based on our consolidated financial statements and the related notes thereto, which have been prepared in accordance with GAAP. In preparing the consolidated financial statements, we apply accounting policies and estimates that affect the reported amounts and related disclosures. Inherent in such policies are certain key assumptions and estimates made by management, which we believe best reflect our underlying business and economic conditions. Our estimates are based on historical experience and various other factors and assumptions that we believe are reasonable under the circumstances. We regularly re-evaluate our estimates used in the preparation of the consolidated financial statements based on our latest assessment of the current and projected business and economic environment. By their nature, these estimates and judgments are subject to an inherent degree of uncertainty and actual results could differ materially from the amounts reported based on these estimates. The accounting estimates and assumptions we consider to be the most significant to the financial statements are discussed below.

Common Stock Valuations

The Company measures the fair value of its common stock in connection with equity awards and other stock-based transactions using valuations performed in accordance with IRC Section 409A and the framework under ASC 718. Because the Company’s common stock is not publicly traded, the fair value of the common stock is determined in accordance with IRC Section 409A using independent third-party valuations, which typically use a combination of approaches, including (1) market approach, (2) income approach and (3) asset-based approach.

The independent - third-party primarily relied on the market approach, which estimates the Company’s equity value based on observable pricing from recent transactions in the Company’s securities or from comparable guideline public companies. Under the market approach, the valuation considers factors such as:

■	Rights and preferences of preferred stock relative to common stock,
■	The Company’s stage of development and financial condition,
■	Market multiples of comparable Companies. Our third-party independent valuation determined that a revenue-based multiple was appropriate and specifically enterprise value to sales multiple.
●	Prevailing industry and capital market conditions,
●	Discount for lack of marketability (“DLOM”)

When appropriate, the valuation firm may apply an option-pricing model (“OPM”) or other allocation methodologies to determine the value attributable specifically to the common stock, taking into account liquidation preferences and other priority features of preferred stock.

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The determination of fair value under the market approach requires significant judgment, particularly in assessing the relevance and comparability of market data, evaluating recent financing transactions, and selecting appropriate multiples or discounts. Because of these subjective inputs and the absence of an active market for the Company’s shares, the resulting fair value estimates may differ materially from the amounts that might be realized in a market transaction.

Redeemable Preferred Stock (Mezzanine Equity)

We have Series A Preferred Stock that are classified as mezzanine equity because it includes redemption provisions that are triggered upon a deemed liquidation event (change-of-control), which are outside the Company’s control. The carrying amount of the Series A Preferred Stock will be accreted to its redemption value over the period to the earliest redemption date using the effective-interest method, with such accretion recognized as a deemed dividend that reduces income available to common shareholders. As of September 30, 2025, a deemed-liquidation event (such as a change-of-control) is not considered probable; therefore, no accretion to the redemption value has been recorded. The Company will begin accreting the carrying amount to the redemption value when and if a deemed-liquidation event becomes probable. Accordingly, 40 shares of Series A Preferred Stock with a stated value of $25,000 per share subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of our consolidated balance sheet at September 30, 2025. Because the Series A Preferred Stock was issued in a non-market transaction in exchange for a related party line of credit, the Company was not in a position to reliably determine the fair value of the preferred stock at the conversion date, and as such the transaction was recorded at the negotiated amount, which approximated the carrying amount of the related-party debt.

Impairment of Long-Lived Assets

We evaluate long-lived assets, including property, plant and equipment and amortizable intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability is assessed based on the undiscounted future cash flows expected to result from the use and eventual disposition of the asset group. If the carrying amount exceeds the estimated undiscounted cash flows, an impairment charge is recognized in the amount by which the carrying amount exceeds its fair value. As of September 30, 2025, the carrying amount of capitalized intellectual property totaled $9.2 million. We evaluated our long-lived assets as of September 30, 2025, and December 31, 2024, and concluded that no impairment existed, as the estimated undiscounted cash flows for each asset group exceeded the carrying amounts by a substantial margin.

Warrants issued with related party debt

In connection with borrowings under our line of credit with a related party, we issued warrants to purchase shares of our common stock. The classification of these warrants requires management to evaluate the specific contractual terms of the instruments and determine whether they should be accounted for as equity or as a liability. This determination involves significant judgment and is considered a critical accounting estimate due to the complexity of the underlying guidance and the potential for material impact on our consolidated financial statements.

Under ASC 480, Distinguishing Liabilities from Equity, and ASC 815-40, Derivatives and Hedging – Contracts in an Entity’s Own Equity, warrants must be classified as liabilities if they may require cash settlement under any circumstance that is outside the Company’s control. Although the warrants were issued in conjunction with a financing arrangement with a related party, the contractual terms provide the warrant holder with a contingent redemption right that, upon the occurrence of certain events, allows the holder to require the Company to settle the warrants in cash. Because the Company cannot unilaterally avoid transferring cash in such circumstances, the warrants do not meet the equity classification conditions under ASC 815-40-25.

Accordingly, for liability-classified warrants, the relative fair value of the warrants at issuance is included within warrant liability in the consolidated balance sheets and warrants are measured at fair value each period with changes in fair value recorded in change in fair value warrant liability in the audited consolidated statements of operations.

We may continue to adjust the warrant liabilities for changes in fair value until the earlier of conversions, exercise, or expirations. The fair value measurement of warrant liabilities are measured using unobservable inputs that require a high level of judgment to determine fair value. We estimate the fair value of warrant liabilities using a Black Scholes Option Pricing model.

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Fair value Measurement of Stock Options

We measure stock-based compensation related to stock options granted to employees, directors, and consultants in accordance with ASC 718, Compensation—Stock Compensation. Determining the grant-date fair value of stock options requires management to apply significant judgment in selecting the valuation methodologies and the underlying assumptions used within those models. Because of the subjectivity and sensitivity of these assumptions, the valuation of stock options represents a critical accounting estimate.

We estimate the grant-date fair value of stock options using the Black-Scholes option-pricing model, which incorporates various assumptions regarding the expected term of the options, expected volatility of our common stock, risk-free interest rate, and expected dividend yield. The Black-Scholes model was selected because it is widely used and provides a reasonable estimate of fair value for “plain-vanilla” option awards that do not contain complex market or performance conditions.

EFFECTS OF INFLATION AND PRICING

Given the cyclical nature of our industry, demand for and costs of service providers, as well as inflationary pressure in the broader economy, may adversely affect the prices we pay for various goods and services. The global economy is currently experiencing significant inflationary pressures resulting from rising commodities costs, tightening labor markets and supply chain shortages, as well as certain ongoing geopolitical conflicts. We continue to monitor the situation and assess its impact on our business. We expect to continue to build on our technical expertise and operational efficiencies and synergies to mitigate inflationary and cost pressures as they may arise.

NEW ACCOUNTING PRONOUNCEMENTS

See the sections titled “Summary of Significant Accounting Policies—Recently Issued or Newly Adopted Accounting Pronouncements” and “—Recent Accounting Pronouncements - Not Yet Adopted” in Note 3 to our audited consolidated financial statements and the section titled “Recently Issued Or Newly Adopted Accounting Pronouncements” in Note 3 to our unaudited condensed consolidated financial statements in each case included elsewhere in this information statement for more information.

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Quantitative and Qualitative Disclosures about Market Risk

Altanine is exposed to market risks in the ordinary course of its business. These risks primarily include interest rate risks and inflation risks. Periodically, Altanine maintains deposits in accredited financial institutions in excess of the FDIC federally insured limits. Altanine deposits its cash in financial institutions that it believes have high credit quality and have not experienced any losses on such accounts and does not believe it is exposed to any unusual credit risk beyond the normal credit risk associated with commercial banking relationships.

Interest Rate Risk

Altanine’s cash consists of cash in readily available checking accounts. Altanine may also invest in short-term money market fund investments. Such interest-earning instruments carry a degree of interest rate risk; however, historical fluctuations in interest income have not been significant.

Foreign Currency Exchange Risk

Altanine is not currently exposed to significant market risk related to changes in foreign currency exchange rates. As it continues to develop its business, Altanine’s results of operations and cash flows might be more affected by fluctuations in foreign currency exchange rates, including the Euro and other currencies, which could adversely affect its results of operations. All of Altanine’s employees and operations are currently located in the United States and its expenses are generally denominated in U.S. Dollar. To date, Altanine has not entered into any foreign currency hedging contracts to mitigate its exposure to foreign currency exchange risk. Altanine does not believe that a hypothetical 10% increase or decrease in exchange rates during any of the periods presented would have had a material impact on its financial statements included elsewhere in this information statement.

Inflation Risk

Inflation generally affects Altanine by increasing its cost of labor and research and development contract costs. Altanine does not believe inflation has had a material effect on Altanine’s business, financial condition or results of operations, or on its financial statements included elsewhere in this information statement.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

INFORMATION ABOUT POLOMAR UPON THE CONSUMMATION OF THE TRANSACTION

Directors and Executive Officers of Polomar Upon the Consummation of the Transaction

Upon the consummation of the Transaction, the directors of Polomar are expected to initially be George Hornig, George Caruolo, Alexandra Peterson and Gabrielle Toledano, who are the four appointees of Altanine pursuant to the Merger Agreement, and Gabriel Del Virginia, the one appointee of Polomar pursuant to the Merger Agreement.

The following table sets forth information about Polomar’s executive officers and directors as of the Closing, including their ages as of February 4, 2026. With respect to Polomar’s directors, each biography includes information regarding the experience, qualifications, attributes, or skills that caused the Polomar Board to determine that such person should serve as a director of Polomar.

Name	Age	Position
George Hornig	71	Chairman of the Board
Charles Andres, Jr.	60	Chief Executive Officer
Terrence M. Tierney	64	Executive Vice President, Secretary and Chief Administrative Officer
Patrice H. Launay	50	Chief Financial Officer
George Caruolo	72	Director
Gabrielle Toledano	57	Director
Alexandra Peterson	38	Director
Gabriel Del Virginia	67	Director

The following is a brief biography of each of the executive officers and directors of Polomar upon the consummation of the Transaction:

Executive Officers and Directors

Executive Officers

Charles Andres, Jr., Ph.D. joined Altanine as its Chief Executive Officer in July of 2025. Prior to joining Altanine, Dr. Andres was a shareholder in the law firm Greenberg Traurig, LLP from March 2021 to July, 2025, and was an Associate and then Senior Counsel at Wilson Sonsini Goodrich & Rosati from April, 2012 to March 2021.  Previously, Dr. Andres was a medicinal chemist at Bristol Meyers Squibb. Dr. Andres holds a Ph.D. in chemistry from the University of Virginia and a J.D. from the Columbus School of Law at the Catholic University of America. In addition, he earned a Regulatory Affairs Certification (RAC), and a Credential of Readiness from the Harvard Business School (HBX); and is frequent speaker and author on IP and FDA matters.

Terrence M. Tierney. Mr. Tierney has over 30 years of senior level management experience in both the private and public sectors. From September 2020 to present, Mr. Tierney has served as President of Profesco, Inc., a business management consulting firm focused on corporate strategy, reorganization plans, SEC compliance and tax qualified not-for-profit public charities (501c3). From October 2018, until August 2020, Mr. Tierney was the Corporate Secretary and Chief Administrative Officer of MJ Holdings, Inc., an OTC-markets listed public company. Mr. Tierney has also previously served as the Managing Director of Building for America’s Bravest, a joint venture program between the Gary Sinise Foundation and the Stephen Siller Tunnel to Towers Foundation that builds custom designed “smart homes” for severely wounded U.S. military personnel. Mr. Tierney earned a Bachelor of Science degree in Aeronautics/Professional Pilot from St. Louis University and was awarded a Juris Doctor degree from New York Law School in 1992.

Mr. Tierney intends to resign from his position as Polomar’s President and as a director, effective as of the Closing. Mr. Tierney will continue to serve in the new positions of Executive Vice President, Secretary and Chief Administrative Officer upon Closing.

Patrice H. Launay, CPA, FMVA, joined Altanine as its Chief Financial Officer in January of 2026. Mr. Launay brings two decades of experience in accounting, finance, and public company leadership, with deep expertise in SEC reporting, capital markets, and M&A. He served as the CFO of a Nasdaq-listed company, leading them through their IPO and later returning to oversee SEC reporting and support additional capital raises. Prior to joining Altanine, Mr. Launay was the founder and President of PEJ consulting, Inc., which provides consulting services on technical accounting, SEC reporting and compliance, outsource CFO and controller services for small to medium size companies. At Altanine, Mr. Launay will oversee the company’s finance, accounting, and capital markets strategy, strengthening its financial infrastructure and supporting the company’s next phase of growth. Earlier in his career, Mr. Launay held senior roles at BDO and PwC, leading accounting and finance advisory engagements for public and high-growth private companies in the U.S. and internationally in Australia and France.

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Directors

George Hornig was appointed to serve as Altanine’s Chairman of the Board of Directors in May 2024 and served as Altanine’s Interim Chief Executive Officer from August 2024 until July 2025. Mr. Hornig is the former Chairman of Xometry, an AI-driven platform for on-demand manufacturing of industrial parts. Mr. Hornig joined Xometry’s Board of Directors as Chairman in 2013. Mr. Hornig is also the former Co-Chairman (and Audit Committee Chairman) of Healthwell Acquisition Corp., a special purpose acquisition company (from July 2021 to December 2023), Managing Partner and Co-Founder of The Seed Lab, an early-stage venture fund that he joined in January 2019, and a former director for Syntax Advisors, an investment advisor (January 2018 to October 2024). From 2010 to 2016, Mr. Hornig was Senior Managing Director and COO of PineBridge Investments (formerly AIG Investment Management). Prior to joining PineBridge, Mr. Hornig spent eleven years at Credit Suisse Asset Management as Managing Director and Global COO. From 1993 to 1999, Mr. Hornig was Executive Vice President of Deutsche Bank Americas. Earlier in his career, Mr. Hornig was Managing Director and COO of Wasserstein Perella & Co, worked in the M&A group of First Boston and was an Associate with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. During his career, Mr. Hornig has served as a Director of Forrester Research, Unity Mutual Life, Veridian Group, KBL Merger Corp IV, Office Tiger, Daily Candy and Merchants Preferred. Mr. Hornig received his A.B., J.D. and M.B.A. from Harvard University. Polomar believes Mr. Hornig is qualified to serve on the board of directors based on his service on public company boards and financial industry experience.

George Caruolo joined Altanine as a director in May 2024. Mr. Caruolo has been the principal of his own law firm for over 30 years and a government relations strategy advisor based in Rhode Island for over 10 years. He has represented privately held and publicly traded clients in the areas of healthcare, electric utilities, solar energy, gaming, heavy construction, developmental disabilities and Native American tribal affairs, as well as in other areas, both regionally and nationally. Mr. Caruolo previously served as Chairman of the Board of Sagaliam Acquisition Corp., a Nasdaq-listed special purpose acquisition vehicle. He was a director of Allegro, LLC, a fintech company. He was an elected state representative and majority leader of the Rhode Island General Assembly, has chaired the Rhode Island State Education Board and has served on other boards of directors. Mr. Caruolo received a Bachelor’s Degree from Harvard University and a Juris Doctor degree from Suffolk University Law School. Polomar believes that Mr. Caruolo is qualified to serve as one of Polomar’s directors based on his legal experience and training and service on public company boards.

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Gabrielle Toledano joined Altanine as a director in May 2024. Ms. Toledano currently serves on the Board of Directors as Chairman of the Compensation Committee for Lilium and Velo3D and has been the COO for Keystone Strategy since January 2020. Ms. Toledano served on the boards for Bose Corporation from June 2020 until October 2022 and the Namely Corporation from February 2019 until September of 2022. Prior to Keystone, Ms. Toledano was Executive in Residence for Comcast Ventures in 2019 and Chief People Officer at Tesla from 2017 to 2018. Ms. Toledano served as Chief Talent Officer at Electronic Arts from 2006 to 2017 and Chief Human Resources Officer for Siebel Systems from 2002 to 2006. During her career she has also served on the boards of Glu Mobile, Visier, Jive Software, TalentSky and Jhana Software. From 1991 to 2002, Ms. Toledano served in human resources leadership positions with Microsoft and Oracle. Ms. Toledano received her undergraduate and graduate degrees from Stanford University. Polomar believes Ms. Toledano is qualified to serve on the board of directors based on her extensive executive management experience at public companies.

Alexandra Peterson joined Altanine as a director in June 2024. Since May 2024, Ms. Peterson has worked as a partner at KittyHawk. Prior to KittyHawk, she served as the Co-Founder and Head of Business Development at Madeira Global from 2012 to 2020. Ms. Peterson holds a B.A. from Middlebury College in International Relations with a specialization in Political Science and Latin American Studies. Polomar believes that Ms. Peterson is qualified to serve as one of Polomar’s directors based on her business and management experience.

Gabriel Del Virginia. Mr. Del Virginia, has more than 30 years of experience providing legal representation in various types of public and private business entities in corporate, mergers and acquisitions, financing, litigation and financial restructuring matters, as an associate at several prominent national law firms, including Milbank Tweed Hadley & McCloy, and thereafter as principal of his own law firm, where he has practiced for over 15 years. He graduated from Rutgers University and the Rutgers Law School, clerked for a United States Federal Judge, and is a member of the bars of New Jersey and New York.

David Spiegel, a current board member of Polomar intends to resign as a director of Polomar effective as of the Closing.

Committees of the Board of Directors

At a meeting of the Board of Directors on October 24, 2024, the board unanimously voted to form an Audit Committee and Compensation Committee. On January 27, 2025, the board unanimously voted to form a Nominating Committee. All members of the Audit Committee, the Compensation Committee, and the Nominating Committee are, and are required by the charters of the respective committees to be, independent as determined under Nasdaq Listing rules.

Audit Committee

Upon consummation of the transaction the Audit Committee will be composed George Caruolo, Chairperson of the Audit Committee, George Hornig and Gabrielle Toledano, all of whom are considered independent. The Board has determined that all members of the Audit Committee are considered financially literate and at least one member is an “audit committee financial expert,” as defined in SEC rules. The Audit Committee acts pursuant to a written charter which is available through Polomar’s website at www.polomarhs.com. The Audit Committee held one meeting during the fiscal year ended December 31, 2024.

The functions of the audit committee are to review the scope of the audit procedures employed by Polomar’s independent auditors, to review with the independent auditors Polomar’s accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with Polomar’s internal and independent auditors Polomar’s overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the Polomar Board with respect to such matters and to recommend the selection of the independent auditors.

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Compensation Committee

Upon consummation of the transaction the Compensation Committee will be composed of Gabrielle Toledano, Chairperson, Gabriel Del Virginia. and Alexandra Peterson, all of whom are considered independent. The Compensation Committee acts pursuant to a written charter which is available through Polomar’s website at www.polomarhs.com. The Compensation Committee held one meeting during the fiscal year ended December 31, 2024.

The function of the compensation committee is to review and make recommendations to the Polomar Board with respect to the compensation, including bonuses, of Polomar’s officers and to administer the grants under Polomar’s stock option plan.

Nominating Committee

Upon consummation of the transaction the Nominating Committee will be composed of Mr. Del Virginia, Chairperson, George Caruolo, Alexandra Peterson and George Hornig, all of whom are considered independent. The Nominating Committee held no meetings during the fiscal year ended December 31, 2024.

The function of the nominating committee is to review and nominate individuals for the Polomar Board to appoint as directors of Polomar.

As of the date of this filing the Polomar Board has not adopted a charter or formal policy concerning the nomination of directors or consideration of director candidates recommended by Polomar’s security holders. Polomar will identify potential nominees from individuals known to its directors and officers who have knowledge and experience relevant to Polomar’s business.

Board Leadership Structure and Role in Risk Oversight

The Polomar Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the current needs of Polomar. Polomar has no policy requiring the combination or separation of leadership roles and its governing documents do not mandate a particular structure. This permits the Polomar Board the flexibility to establish the most appropriate structure for Polomar as the need arises.

Polomar’s directors are involved in the general oversight of risks that could affect Polomar and the iteration of the Polomar Board following the Transaction will continue to evaluate the leadership structure and modify such structure as appropriate based on Polomar’s size, resources and operations.

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Code of Business Conduct and Ethics

Polomar has adopted a revised Code of Ethics and Conduct that applies to all of its directors, officers, employees, and consultants.

Polomar adopted a clawback policy which implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the listing standards of Nasdaq, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that Polomar is required to prepare an accounting restatement.

Section 16(a) Reports

Section 16(a) of the Securities Act, requires Polomar’s executive officers and directors and persons who beneficially own more than 10% of a registered class of Polomar’s equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of Polomar Common Stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish Polomar with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such forms furnished to Polomar, Polomar believes that, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been met, other than a Form 3 for Mr. Daniel Gordon as a 10% stockholder, Mr. Michael Ogburn and Mr. Christopher Price which were not timely filed.

Insider Trading Policy

Polomar has adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of its securities by directors, officers and employees, or Polomar itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to Polomar.

COMPARISON OF RIGHTS OF POLOMAR STOCKHOLDERS AND ALTANINE SHAREHOLDERS

Polomar and Altanine are both incorporated under the laws of the State of Nevada. Accordingly, the rights of Polomar Stockholders and Altanine Shareholders are currently governed by the NRS. However, Polomar Stockholders and Altanine Shareholders have different rights pursuant to the organizational documents of each of Polomar and Altanine, respectively.

Upon the consummation of the Transaction, (i) certain Altanine Shareholders will own, or have the right to own, shares of Polomar Common Stock and will have rights different from those they currently have as the Altanine Shareholders, and (ii) Polomar Stockholders will continue to own the shares of Polomar Common Stock that such shareholders owned prior to the Transaction, subject to the same rights as prior to the Transaction, except that their shares of Polomar Common Stock will represent an interest in Polomar that also reflects the ownership and operation of the Altanine business. After the Transaction is completed, the rights of Polomar Stockholders and Altanine Shareholders will (i) continue to be governed by the NRS and (ii) be governed by Polomar’s Restated Certificate of Incorporation, as amended (the “Polomar Articles of Incorporation”), and Polomar’s Restated Bylaws, as amended (the “Polomar Bylaws”).

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This section summarizes the respective rights of Polomar Stockholders and Altanine Shareholders, respectively. It is not, however, a complete statement of the respective rights of such shareholders or stockholders, nor is it a complete description of the specific provisions referenced below. This summary is qualified in its entirety by reference to the NRS and Polomar’s and Altanine’ organizational documents, which you are urged to read carefully. Polomar has filed the Polomar Articles of Incorporation and Polomar Bylaws with the SEC and will send copies of these documents to you, without charge, upon your request. For additional information, please see the section entitled “Where You Can Find More Information” beginning on page 177 of this Information Statement.

Polomar	Altanine

Organizational Documents

The rights of Polomar Stockholders are currently governed by the Polomar Articles of Incorporation, as amended, the Polomar Bylaws and the NRS.	The rights of Altanine shareholders are currently governed by the Second Amended and Restated Articles of Incorporation of Altanine (the “Second Amended and Restated Altanine Articles of Incorporation”), the Altanine Bylaws (the “Altanine Bylaws”), and the NRS.

Authorized Capital Stock

Polomar is authorized to issue 300,000,000 shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that Polomar shall have authority to issue is 295,000,000 shares. The total number of shares of Preferred Stock that Polomar shall have authority to issue is 5,000,000 shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall be prescribed by resolution of the board of directors.	Altanine is authorized to issue two classes of shares, which are designated, respectively, “Common Stock,” and “Preferred Stock.” The total number of shares that Altanine is authorized to issue is 225,000,000 shares, with a par value of $0.0003 per share. The total number of shares of Common Stock authorized to be issued is 200,000,000 shares. The total number of shares of Preferred Stock authorized to be issued is 25,000,000 shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall be prescribed by resolution of the board of directors.

Voting; Proxies

Unless otherwise provided by law or the Polomar Articles of Incorporation, and subject to the requirements for the determination of shareholders of record under the Polomar Bylaws, holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock.

No holder of shares of Common Stock shall have the right to cumulate votes.

Any stockholder may be represented and vote by proxy or proxies appointed in writing.

When a quorum is present at any meeting, the vote of the holders of 10% of the stock having vote power present in person or represented by proxy is sufficient to elect directors or to decide any question brought before the meeting, unless the law or the Polomar Articles of Incorporation require a different percentage.

Unless otherwise provided in the Second Amended and Restated Altanine Articles of Incorporation, each stockholder will be entitled to one (1) vote in person or by proxy for each share of the Altanine Common Stock having voting power.

Except as required by law, holders of Common Stock shall not be entitled to vote on any amendment to the Second Amended and Restated Altanine Articles of Incorporation that relate solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote thereof.

No stockholder shall have the right to cumulate votes at any election of directors.

Common Stock

Each outstanding share of Polomar Common Stock is entitled to one (1) vote on each matter properly submitted to the Polomar Stockholders for their vote.	Each outstanding share of Altanine Common Stock is entitled to one (1) vote on each mater properly submitted to the Altanine Shareholders for their vote.

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Preferred Stock

The Polomar Board is vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto,

The Polomar Board is authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the Polomar Board provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

The Altanine Board is vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto,

The Altanine Board is authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of a majority of the voting power of the stock then entitled to vote, without a separate vote of the holders of the Preferred Stock, unless a vote of any such holders is required pursuant to the terms of a certificate of designation.

Structure; Number and Qualification of Directors

The number of directors that constitutes the whole board may not be less than one (1) or more than eight (8). The directors may increase or decrease the number of directors to not than less than one (1) and not more than eight (8). Directors need not be stockholders of Polomar.

Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specific circumstances, the Altanine Board shall be no less than one (1) director and no more than thirteen (13) directors, and the number of directors is fixed from time to time by resolution of the Altanine Board.

Directors need not be stockholders of Altanine.

The Altanine Board or the stockholders may increase the number of directors at any time and from time to time, provided, however, that neither the Altanine Board nor the stockholders may ever increase the number of directors by more than one during any 12-month period, except upon the affirmative vote of a majority of the Altanine Board, or the affirmative vote of a majority of all outstanding shares voting together, and not by class.

Term of Directors; Election of Directors

Each director elected to the Polomar Board will hold office until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors may be reelected for successive terms.

When a quorum is present at any meeting, the vote of the holders of 10% of the stock having vote power present in person or represented by proxy is sufficient to elect directors or to decide any question brought before the meeting, unless the law or the Polomar Articles of Incorporation require a different percentage.

If a quorum is present, directors shall be elected by a plurality of the votes cast.

Each director elected to the Altanine Board will hold office until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors may be reelected for successive terms.

Removal of Directors

Each director may be removed from the Polomar Board by the affirmative vote of the holders of two-thirds of the outstanding shares of Polomar capital stock then entitled to vote. The removal is effective immediately, even if successors are not elected simultaneously. The resulting vacancies on the board of directors may be filled only by the stockholders.	Pursuant to the NRS, any director or one or more of the incumbent directors may be removed as a director only by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Vacancies on the Board

Any vacancy occurring in the Polomar Board and any newly created directorship will be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The stockholders may elect a director at any time to fill any vacancy not filled by the directors.

No decrease in the authorized number of directors will shorten the term of any incumbent director

Any vacancy occurring in the Altanine Board and any newly created directorship will be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified.

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Shareholder / Stockholder Action by Written Consent

Any action that may be taken by the vote of the stockholders at a meeting may be taken without meeting if it is authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the Polomar Articles of Incorporation or the NRS require a greater proportion of voting power to authorize the action.

Any action that under provision of Chapter 78 of the NRS may be taken at a meeting of the stockholder may be taken without a meeting and without notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Quorum

Except as provided by law, at each meeting of the stockholders, the holders of one-third of stock issued and outstanding entitled to vote at the meeting present in person or represented by proxy, will constitute a quorum for the transaction of business.

Unless the Second Amended and Restated Altanine Articles of Incorporation provide for a different proportion, stockholders holding at least a majority of the voting power of Altanine’s outstanding shares of capital stock, represented in person or by proxy, will constitute a quorum for the transaction of business.

If, on any issue, voting by classes or series is required by Chapter 78 or 92A of the NRS, the Second Amended and Restated Altanine Articles of Incorporation, or the Altanine Bylaws, at least a majority of the voting power, represented in person or by proxy, within each such class or series is necessary to constitute a quorum of each such class or series.

Special Meetings of Shareholders / Stockholders

Special meetings of stockholders, for any purpose or purposes, will be called by Polomar’s President or by the Secretary upon resolution of the directors or on the written request of the stockholders owning a majority of the issued and outstanding shares and entitled to vote.

Special meetings of stockholders, for any purpose or purposes, will be called by Altanine’s (i) Chairman of the Board of Directors, (ii) Chief Executive Officer, (iii) President, (iv) Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors, or (v) Secretary at the request in writing of one of more record holders of Altanine common stock of at least thirty-five percent (35%) of the total voting power of all outstanding shares of common stock (the “Requisite Percentage”).

In order for any special meeting to be validly called by stockholders, one or more requests for a special meeting in a proper form must be signed by one or more holders of record of shares of common stock of Altanine, and the beneficial owner of such shares, having the Requisite Percentage of the outstanding shares of common stock of Altanine and must be delivered to the Secretary of Altanine.

Notice of Shareholder / Stockholder Meetings

Notice of all shareholder meetings will be given in writing or by electronic transmission in the manner provided by law (including, without limitation, as set forth in the Polomar Bylaws) stating the date, time and place, if any, of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Polomar Articles of Incorporation, such notice will be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each shareholder of record entitled to vote at such meeting.	Notice of all stockholder meetings will be given in writing stating the date (which shall be not less than ten (10), nor more than sixty (60), days from the date of the notice), time, place, if any, the means of remote communication, if any, and the applicable record date, if any, of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

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Advance Notice Requirements for Shareholder / Stockholder Nominations and Proposals

Nominations of persons for election to the Polomar Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only pursuant to Polomar’s notice of such meeting, (a) by or at the direction of the Polomar Board or (b) by any shareholder of Polomar who is a shareholder of record at the time of giving of the notice and who is entitled to vote at the meeting and who complies with the notice procedures and requirements set forth in the Polomar Bylaws and Rule 14a-19 of the Exchange Act, as applicable. For the avoidance of doubt, the foregoing clause (b) is the exclusive means for a shareholder to make nominations or propose any other business (other than a proposal included in Polomar’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act) at an annual meeting of shareholders.	Nominations for election to the Altanine Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting only (a) pursuant to Altanine’s notice of meeting, (b) by or at the direction of the board of directors of a committee appointed by the board of directors, or (c) by any stockholder who (1) was a stockholder of record at the time the notice provided for in the Altanine Bylaws is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the notice requirements as identified in the Altanine Bylaws, or (2) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act, which proposal has been included in the proxy statement for the annual meeting.

Limitation on Director and Officer Liability

To the fullest extent permitted by law, no Polomar director will be personally liable for monetary damages for breach of fiduciary duty as a director, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of the NRS.	To the fullest extent permitted by law, no Altanine director will be personally liable for damages for breach of fiduciary duty as a director, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of the NRS.

Indemnification

To the fullest extent permitted by law, Polomar will indemnify and hold harmless a director who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative because he was or is a director of Polomar from all expenses, liability and loss (including attorney’s fees, judgments, fines, and amounts paid or to be paid in settlements).

If the directors require, the Treasurer of Polomar will give Polomar a bond in the sum and with the surety that is satisfactory to the directors for the faithful performance of the duties of his office and for the restoration to Polomar, if he dies, resigns, retires, or is removed from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to Polomar.

The directors may cause Polomar to purchase and maintain insurance on behalf or any person who is or was a director or officer, against any liability asserted against the person and incurred in any capacity or arising out of the status, whether or not Polomar would have the power to indemnify the person.

To the fullest extent permitted by law, Altanine shall indemnify and hold harmless any director who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become of director or is serving at the request of Altanine as a director of another company. The indemnification shall be against all expenses, liability and loss (including attorney’s fees, judgments, fines, amounts paid or to be paid in settlements and ERISA excise taxes or penalties) actually and reasonably incurred by or on behalf of the director.

Altanine is not obligated to reimburse the amount of any settlement unless it has agreed to such settlement.

With respect to any proceeding initiated by a director, Altanine shall only indemnify the director if the proceeding was authorized by the Altanine Board, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with the Second Amended and Restated Altanine Articles of Incorporation.

Altanine may purchase and maintain insurance on behalf or any person who is or was a director or officer, against any liability asserted against the person and incurred in any capacity or arising out of the status, whether or not Altanine would have the power to indemnify the person.

Preemptive Rights

The holders of Common Stock do not have any conversion, redemption, or preemptive rights.	No stockholder has a right to purchase shares of capital stock of Altanine sold or issued by Altanine except to the extent that such right may from time to time be set forth in a written agreement between Altanine and a stockholder.

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Distributions to Shareholders / Stockholders

Subject to preferences that may apply to shares of Polomar Preferred Stock outstanding at the time, the holders of outstanding shares of Polomar Common Stock are entitled to receive dividends out of funds legally available if the Polomar Board, in its discretion, determines to issue dividends and only then at the times and in the amounts that the Polomar Board may determine.	Holders of Common Stock, are entitled to receive cash dividends out of funds legally available, if, as and when determined by the board of directors in their sole discretion, subject to the NRS and to the relative rights and preferences of any shares of Preferred Stock issued and outstanding.

Combinations or Antitakeover Statutes

As of the date of filing, Polomar has received shareholder approval to amend the Polomar Articles of Incorporation to opt out of NRS 78.411 through 78.444.	Altanine is not governed by the provisions of Section 78.411 through 78.444 of the NRS.

Appraisal Rights

Under Sections 92A.300 to 92A.500, inclusive, of the NRS, stockholders of a Nevada corporation may, subject to certain conditions, be entitled to dissent from a transaction and demand payment of the fair value of such stockholder’s shares in the event of certain corporate actions, including certain mergers.	Under Sections 92A.300 to 92A.500, inclusive, of the NRS, stockholders of a Nevada corporation may, subject to certain conditions, be entitled to dissent from a transaction and demand payment of the fair value of such stockholder’s shares in the event of certain corporate actions, including certain mergers.

Stock Transfer Restrictions Applicable to Shareholders / Stockholders

Shares of Polomar are generally transferable in the manner prescribed by the NRS.

Shares of Altanine are generally transferable in the manner prescribed by the NRS.

No transfer of stock shall be valid as against Altanine except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner.

Exclusive Forum

The Polomar Articles of Incorporation and the Polomar Bylaws do not contain a forum selection provision.

The Second Amended and Restated Altanine Articles of Incorporation provide that, unless Altanine consents in writing to the selection of an alternative forum, the Eighth Judicial District County of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative, or investigative (a) brought in the name or right of Altanine or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of Altanine, or Altanine’s stockholders, (c) arising or asserting a claim arising pursuant to the any provision of the NRS Chapters 78 or 92A or any provision of the Altanine Bylaws or the Second Amended and Restated Altanine Articles of Incorporation, (d) to interpret, apply, enforce or determine the validity of the Altanine Bylaws or the Second Amended and Restated Altanine Articles of Incorporation or (e) asserting a claim governed by the internal affairs doctrine.

The exclusive forum provision does not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

In the event the Eighth Judicial District County of Clark County, Nevada does not have jurisdiction, then any other state district court located in the State of Nevada shall be the sole and exclusive forum thereof. In the event no state district court in the State of Nevada has jurisdiction over any such action, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.

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Amendment of the Certificate of Incorporation

The NRS provides that, except as otherwise provided by applicable law, an amendment to the Polomar Articles of Incorporation would require approval of the amendment by the Polomar Board and by stockholders holding shares representing at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Polomar Articles of Incorporation.

The NRS further provides that an amendment to the Polomar Articles of Incorporation that only changes the name of the corporation does not require any stockholder approval.

The Polomar Articles of Incorporation can never be amended to change the following provision: “The stock of this corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and no individual stockholder shall be liable for the debts and liabilities of the Corporation.”

The NRS provides that, except as otherwise provided by applicable law, an amendment to the Second Amended and Restated Altanine Articles of Incorporation would require approval of the amendment by the Altanine Board and by stockholders holding shares representing at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Second Amended and Restated Altanine Articles of Incorporation.

The NRS further provides that an amendment to the Second Amended and Restated Altanine Articles of Incorporation that only changes the name of the corporation does not require any stockholder approval.

Except as required by law, holders of Common Stock shall not be entitled to vote on any amendment to the Second Amended and Restated Altanine Articles of Incorporation that relate solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote thereof.

Amendment of the Bylaws

The Polomar Board may amend the Polomar Bylaws upon the approval of a majority of the whole board, but the stockholders may specify particulars of the Polomar Bylaws that cannot be amended by the Polomar Board. The Polomar Bylaws may also be amended by the majority vote of all the record holders of stock issued and outstanding and entitled to vote at any annual or special meeting.

The Altanine Board has the power to adopt, amend or repeal the Altanine Bylaws. Any adoption, amendment or repeal of the Altanine Bylaws by the Altanine Board shall require the approval of a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. The Altanine Bylaws may also be altered, amended, or repealed by the affirmative vote of the Altanine stockholders representing at least two-thirds of the votes eligible to be cast in an election of directors.

EXECUTIVE COMPENSATION OF POLOMAR

Executive Officers

The initial executive officers of Polomar following the Closing will be comprised of Charles Andres, Jr., as the Chief Executive Officer, Patrice H. Launay, as the Chief Financial Officer, Terrence M. Tierney, as the Executive Vice President, Secretary and Chief Administrative Officer, and Charlie Lin, as the Controller and Treasurer.

Charles Andres

Following the Effective Time, (a) Polomar will assume the Andres Employment Agreement; and (b) Altanine’s employment of Dr. Andres, Altanine’s Chief Executive Officer, will be terminated and Dr. Andres will be appointed as Polomar’s President and Chief Executive Officer. Dr. Andres has agreed to waive any termination payments that may arise as a result of the termination of his employment with Altanine.

Dr. Andres will earn a salary of $35,416 per month and will be eligible to receive an annual discretionary bonus, with a target annual bonus of seventy-five percent (75%) of his base salary, in accordance with Polomar’s compensation policy and as determined by Polomar’s Compensation Committee.

Dr. Andres’ employment will be considered “at-will”, and he will be entitled to benefits offered by Polomar to other senior executive employees, including health insurance, paid leave, employee stock options, and participation in any 401K plan offered by Polomar. Polomar will assume the Altanine Stock Options granted to Mr. Andres.

171

In accordance with the terms of the Andres Employment Agreement, Dr. Andres will be eligible to receive severance benefits upon termination of his employment by Polomar without cause or upon his resignation for good reason, including accelerated vesting of his employee stock options, a lump sum payment, and reimbursement of health insurance premiums. Dr. Andres will also be entitled to certain severance benefits upon his termination in the event of a change in control of Polomar, including a lump sum payment and accelerated vesting of his employee stock options.

Dr. Andres will have rights to indemnification and directors’ and officers’ liability insurance maintained by Polomar, and Dr. Andres will be granted observer rights at all meetings of the Polomar Board. Mr. Andres will be permitted to continue working on behalf of GLD Management, Inc. and its affiliates on matters unrelated to the business and affairs of Polomar, and Polomar will waive any conflict of interest on account of such work.

Patrice H. Launay

Following the Effective Time, (a) Polomar will assume the Launay Employment Agreement; and (b) Altanine’s employment of Mr. Launay, Altanine’s Chief Financial Officer, will be terminated and Mr. Launay will be appointed as Polomar’s Chief Financial Officer.

Mr. Launay will earn an annual salary of $225,000 and will be eligible to receive an annual discretionary bonus, with a target annual bonus of fifty percent (50%) of his base salary, in accordance with Polomar’s compensation policy and as determined by Polomar’s Compensation Committee. In addition, his base salary may be increased upon the achievement of specified corporate milestones, as approved by the Compensation Committee.

Mr. Launay’s employment will be considered “at-will”, and he will be entitled to benefits offered by Polomar to other senior executive employees, including health insurance, paid leave, employee stock options, and participation in any 401K plan offered by Polomar. Polomar will assume the Altanine Stock Options granted to Mr. Launay.

Terrence M. Tierney

On March 21, 2024, Polomar, Mr. Tierney and an affiliate of Mr. Tierney, entered into a Professional Services Agreement (the “Services Agreement”), pursuant to which, among other things, Mr. Tierney, directly or through his affiliate, was to fill the role of President, Chief Financial Officer, Secretary and Treasurer of the Company and otherwise act as the Company’s principal executive officer and principal financial officer. The term of the Agreement was for an initial term ending on the earlier of five months from the effective date or the filing of the Company’s Form 10-Q for the accounting period ending June 30, 2024, and it may be extended by mutual consent or earlier terminated in the event of certain “cause” events as specified in the Agreement. On October 24, 2024, a majority of the members of the Board of Directors voted to extend the Professional Services Agreement between the Company and Mr. Tierney through December 31, 2024, by mutual consent of all the parties to the agreement, the parties executed Addendum # 1 to the Agreement. Addendum # 1 provides for Mr. Tierney to receive a flat fee of $40,250 plus reasonable reimbursable expenses.

On January 27, 2025, a majority of the Board of Directors voted to extend the agreement through March 31, 2025, the parties executed Addendum # 2 to the Agreement. Addendum # 2 provides for Mr. Tierney to receive a flat fee of $36,000 plus reasonable reimbursable expenses.

On July 28, 2025, a majority of the Board of Directors voted to further extend the Agreement through August 31, 2025. The parties executed Addendum # 3 to the Agreement. Addendum # 3 provides for Mr. Tierney to receive a flat fee of $64,000 plus reasonable reimbursable expenses. Mr. Tierney’s affiliate, Profesco, Inc. invoices Polomar semi-monthly for services rendered and expenses incurred pursuant to the term of the Agreement.

Effective September 15, 2025, the Company has entered into an Executive Employment Agreement (“Tierney Employment Agreement”) with Terrence M. Tierney. Mr. Tierney shall serve as the Company’s President, Chief Executive Officer and Secretary.

Mr. Tierney will earn a salary of $27,750 per month and will be eligible to receive an annual discretionary bonus, with a target annual bonus of seventy-five percent (75%) of his base salary, in accordance with Polomar’s compensation policy and as determined by Polomar’s Compensation Committee.

Mr. Tierney’s employment is considered “at-will”, and he will be entitled to benefits offered by Polomar to other senior executive employees, including health insurance, paid leave, employee stock options, and participation in any 401K plan offered by Polomar. Mr. Tierney is to receive a sign-on bonus of 125,000 shares of Polomar’s common stock and 1,000,000 ten-year non-qualified options to purchase Polomar’s common stock at a strike price of $.20 per share based upon the previous 30-day volume weighted average price (“VWAP”) of Polomar’s common stock.

In accordance with the terms of the Tierney Employment Agreement, Mr. Tierney will be eligible to receive severance benefits upon termination of his employment by Polomar without cause or upon his resignation for good reason, including accelerated vesting of his employee stock options, a lump sum payment, and reimbursement of health insurance premiums. Mr. Tierney will also be entitled to certain severance benefits upon his termination in the event of a change in control of Polomar, including a lump sum payment and accelerated vesting of his employee stock options.

Mr. Tierney will have rights to indemnification and directors’ and officers’ liability insurance maintained by Polomar.

Subsequent to the execution of the Tierney Employment Agreement, Polomar and Tierney mutually agreed to a September 29, 2025, “start date” as that term is defined in the agreement.

Mr. Tierney shall serve as Executive Vice President, Secretary and Chief Administrative Officer of Polomar upon the Closing of the merger between Polomar and Altanine.

Charlie Lin

Mr. Lin will receive an annual salary of $130,000 in his position as Controller and Treasurer of Polomar post-Closing.

Directors

Following the Closing, Polomar shall adopt the Altanine Outside Director Compensation Policy (the “Director Policy”). Pursuant to the Director Policy, members of the Polomar’s Board who are not employees of Polomar (“Outside Directors”) will receive compensation for service as a board member. Pursuant to the Director Policy, each Outside Director shall be paid an annual cash retainer of $40,000, which shall be paid in quarterly installments. Additionally, as set forth more fully in the Director Policy, Outside Director’s who serves as the chair or member of a committee of the Polomar Board shall be eligible to earn additional cash fees, paid quarterly, as set forth below:

Outside Directors shall also be granted a non-statutory stock option to purchase 18,500 shares of Polomar Common Stock, which shall vest in a series of 36 successive equal monthly installments. Additionally, the Polomar Board may make annual grants of non-statutory stock options to Outside Directors at its discretion.

172

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS AND EXECUTIVE OFFICERS OF POLOMAR

The following table shows the number of shares of Polomar Common Stock beneficially owned, as of February 4, 2026, by (i) each of its directors, (ii) each of its named executive officers, (iii) all of its current directors and executive officers as a group, and (iv) all those known by it to be a beneficial owner of more than 5% of Polomar Common Stock. In general, “beneficial ownership” refers to shares that an individual or Entity has the power to vote or dispose of, and any rights to acquire common stock that are currently exercisable or will become exercisable within 60 days of February 4, 2026. Polomar calculated percentage ownership in accordance with the rules of the SEC. The percentage of Polomar Common Stock beneficially owned is based on 28,053,090 shares of Polomar Common Stock issued and outstanding, as of December 3, 2025. In addition, shares issuable pursuant to options or other convertible securities that may be acquired within 60 days of February 4, 2026, are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other persons.

This table is based on information supplied by each director, officer and principal stockholder of Polomar. Except as indicated in footnotes to this table, Polomar believes that the stockholders named in this table have sole voting and investment power with respect to all shares of Polomar Common Stock shown to be beneficially owned by them, based on information provided by such stockholders. Unless otherwise indicated, the address for each director, executive officer and 5% or greater stockholders of Polomar listed is: c/o Polomar Health Services, Inc., 32866 US Hwy. 19 N, Palm Harbor, FL 34684.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned

Directors and Executive Officers
Terrence M. Tierney	1,283,333	4.6%
Gabriel Del Virginia	141,666	* %
David Spiegel	121,184	* %
All directors and executive officers as a group (3 persons)	1,546,183	5.5%

5% Stockholders
CWR 1, LLC (1)(6)	6,293,760	22.4%
Daniel Gordon (1)(2)(3)	6,678,739	23.8%
Michael Ogburn (4)	2,779,351	9.9%
Christopher Price (5)	2,779,351	9.9%
Reprise Management, Inc. (1)(7)	2,077,451	7.4%

* Less than 1%

(1)	CWR and Reprise are affiliates of Daniel Gordon and of GLD.
(2)	Daniel Gordon is the majority shareholder of GLD Management, Inc., the general partner of GLD, Affiliates of which own CWR, and Reprise Management, Inc. and, as such, may be deemed to beneficially own shares held directly by CWR and Reprise.
(3)	Daniel Gordon and members of his immediate family own the shares disclosed herein and Mr. Gordon may be deemed to beneficially own these shares.
(4)	Michael Ogburn may be deemed to beneficially own 954,106 shares held by the Michael Ogburn Roth IRA,
954,106 shares held by IX Ranch Trust and 954,106 shares owned by Birdhouse Trust.
(5)	Christopher Price owns 477,053 shares of the Polomar Common Stock. Mr. Price, as a member of TEC Consulting, LLC (“TEC”) and Investments Alternatives, LLC (“Alternatives”), may be deemed to beneficially own 1,151,149 shares held by TEC and 1,151,149 shares held by Alternatives.
(6)	Includes 1,250,000 common shares eligible for conversion pursuant to the ownership by CWR of ninety (90) shares of Polomar Series A Convertible Preferred Stock.
(7)	Includes 750,000 common shares eligible for conversion pursuant to the ownership by Reprise of sixty (60) shares of Polomar Series A Convertible Preferred Stock.

173

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS AND EXECUTIVE OFFICERS OF ALTANINE

The following table sets forth information as of February 4, 2026 (the “Beneficial Ownership Date”) with respect to the beneficial ownership of Altanine Common Stock by:

●	each of its named executive officers and directors;
●	all of its executive officers and directors as a group; and
●	each person known by it to be the beneficial owner of more than 5% of the outstanding shares of Altanine Common Stock.

Altanine has determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to its securities. In accordance with the rules of the SEC, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to Altanine’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

In the table below, the applicable percentage ownership relating to shares beneficially owned is based on shares of Altanine Common Stock outstanding as of the Beneficial Ownership Date. Unless otherwise indicated in the footnotes to the table below, the address of each beneficial owner listed in the table below is 32866 US Hwy. 19 N, Palm Harbor, FL 34684.

	Shares of Common Stock Beneficially Owned Before this Offering
Name of Beneficial Owner	Number of Shares	Percentage
Directors and Named Executive Officers

George Hornig	243,708	*
Charles Andres (Chief Executive Officer)	1,453,378	*
Patrice H. Launay (Chief Financial Officer) (5)	167,641
George Caruolo	176,208	*
Gabrielle Toledano	26,208	-
Alexandra Peterson	27,750	-
John Cavanaugh (former Chief Operating Officer) (4)	127,500	*
Robert Raimondo (former Chief Financial Officer)	(1)	-
All current executive officers and directors as a group (6 person)	2,094,893	7.2%

5% Stockholders
Daniel Gordon(2)	8,050,732	27.5%
Gabriel Del Virginia (3)	12,151,202	41.5%
* Represents beneficial ownership of less than 1%

(1) The Company issued 60,000 stock options granted to Mr. Raimondo on June 6, 2025, which were fully vested at issuance date. Mr. Raimondo was terminated on September 19, 2025 as the Company’s Chief Financial Officer. Pursuant to the terms of the Company’s 2024 Omnibus Plan, the 60,000 options were automatically forfeited 90 days after the termination date.

(2) Includes (i) 1,580,000 stock options granted to Mr. Gordon and (ii) 6,470,732 shares of common stock held in the name of Mr. Gordon’s minor children and spouse, and family trusts.

(3) Includes (i) 12,151,202 shares held by the Sunfire Blind Trust. The Sunfire Blind Trust (the “Trust”) was formed by Daniel Gordon (“Settlor”). Pursuant to the terms of the Trust Agreement, the Trustee may (but shall not be required to) pay or apply (at any time and from time to time) so much (even to the extent of the whole) of the net income or principal or both of the Trust Fund to or for the use and benefit of the Settlor as the Trustee shall determine, in the Trustee’s sole and absolute discretion, in the Best Interests of the Settlor. In addition, the Trustee may (but shall not be required to) pay or apply (at any time and from time to time) so much (even to the extent of the whole) of the net income or principal or both of the Trust Fund to or for the use and benefit of the Settlor’s Spouse and the Settlor’s Children as the Trustee shall determine, in the Trustee’s sole and absolute discretion, in the Best Interests of such individual.

Under the terms of the Trust, the term “Best Interests” means that the Trustee may exercise the Trustee’s discretion with respect to such payment or application of net income or principal to or for the benefit of such beneficiary for any purposes whatsoever, including, but not limited to, the following purposes: (i) the maintenance and support of such beneficiary; (ii) the payment of the health expenses (whether physical or mental) of such beneficiary; (iii) the education (including, without limitation, preparatory or boarding school, college, graduate school or professional school, as well as any art, literary or similar education, whether or not at an accredited college or university) of such beneficiary; and (iv) the purchase or lease of a residence (whether the principal residence or not) for such beneficiary.

Additionally, the Trust imposes strict limitations on the Trustee’s ability to share information with the Settlor or any Interested Party (e.g., the Settlor’s spouse and/or children). According to the Trust Agreement, “The Trustee shall not knowingly and willfully, or negligently disclose any information to any Interested Party with respect to the Trust that may not be disclosed pursuant to any provision or requirement of this Trust Agreement.”

As trustee for the Sunfire Blind Trust, Mr. Del Virginia has sole voting and dispositive power over the shares held by the Sunfire Blind Trust, and, as a result is deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by the trust. Mr. Daniel Gordon, Altanine’s founder and the settlor of the Sunfire Blind Trust, does not have voting or dispositive power over the shares held by the Sunfire Blind Trust.

(4) Mr. Cavanaugh was terminated on August 8, 2025. Pursuant to the terms of the Company’s 2024 Omnibus Plan, the 127,500 options were automatically forfeited 90 days after the termination date.

(5) Mr. Launay commenced employment on January 5, 2026. Pursuant to his employment agreement, the Company granted him an aggregate of 670,565 incentive stock options, of which 167,641 vested immediately upon the grant date, with the remaining 502,924 vesting in twenty-four equal monthly installments thereafter.

174

APPRAISAL OR DISSENTERS’ RIGHTS

Pursuant to the NRS, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash generally equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Pursuant to the NRS, a stockholder is entitled to dissent from, and obtain payment for the fair value of such holder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the shareholder would be obligated, as a result of the corporate action, to accept money or script rather than receive a fraction of a share in exchange for the cancellation of all the shareholder’s outstanding shares, except where the shareholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record, with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are not entitled to dissenter’s rights. This exception is not available if (i) the articles of incorporation of the corporation issuing the shares state that such exception is not available, or (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporation action to accept for the shares anything except cash, shares of stock or other securities as described in Nev. Rev. Stat. § 92A.390 (3)(b), or any combination thereof. Nevada law prohibits a dissenting shareholder from voting such holder’s shares or receiving certain dividends or distributions after dissenting.

The Second Amended and Restated Altanine Articles of Incorporation and Altanine Bylaws do not currently provide for appraisal rights in addition to those provided by the NRS. Additionally, because Altanine Capital Stock is not a covered security under the NRS, holders of shares of Altanine Capital Stock will be entitled to appraisal rights in the Transaction with respect to their shares of Altanine Capital Stock.

For purposes of this Information Statement, “Dissenting Interests” mean any shares of Altanine Capital Stock outstanding immediately prior to the Effective Time and held by a Person who has not voted such shares in favor of the adoption of the Merger Agreement and the Merger, has properly demanded appraisal for such shares in accordance with Nevada law and has not effectively withdrawn or forfeited such demand for appraisal. Notwithstanding anything to the contrary contained in the Merger Agreement, Dissenting Interests will not be converted into a right to receive the Merger Consideration unless such holder fails to perfect or withdraws or otherwise loses its rights to appraisal or it is determined that such holder does not have appraisal rights in accordance with Nevada law. If after the Effective Time, such holder fails to perfect or withdraws or loses its right to appraisal, or if it is determined that such holder does not have appraisal rights, such interests will be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration set forth in Section 1.6(a) of the Merger Agreement. Altanine will give Polomar prompt notice of any demands received by Altanine for appraisal of the Altanine Capital Stock, withdrawals of such demands, and any other instruments that relate to such demands received by Altanine. Polomar and Altanine shall jointly participate in all negotiations and proceedings with respect to such demands except as limited by applicable Legal Requirements. Neither Polomar nor Altanine will, except with prior written consent of the other, make any payment with respect to, or settle or offer to settle, any such demands, unless and to the extent required to do so under applicable Legal Requirements.

In view of the complexity of the NRS, Altanine Shareholders that may wish to pursue appraisal or dissenters’ rights should consult their legal and financial advisors. A copy of Section 92A of the NRS is attached as Appendix C.

175

INTERESTS OF CERTAIN PERSONS IN THE ACTIONS

Interests of Directors and Executive Officers of Polomar in the Transaction

Terrence M. Tierney, Polomar’s President and a member of its Board of Directors, has interests in the Transaction that may be different from, or in addition to, the interests of the stockholders of Polomar and Altanine generally and may create, or be perceived to create, potential conflicts of interests. These interests include, among other things, an employment arrangement that provide for certain benefits and equity interests in connection with his continued employment with Polomar following the completion of the Transaction, and certain rights to indemnification and directors’ and officers’ liability insurance that will survive the completion of the Transaction.

Other than as described above, the directors and executive officers of Polomar do not have any interests in the Transaction that are different from, or in addition to, the interests of Polomar’s shareholders.

From time to time, Mr. Del Virginia previously provided legal services to Mr. Gordon. Such services were unrelated to Altanine or Polomar, and Mr. Del Virginia does not currently represent Mr. Gordon

Interests of Directors and Executive Officers of Altanine in the Transaction

Altanine Shareholders should be aware and take into account the fact that certain Altanine directors and executive officers have interests in the Transaction that may be different from, or in addition to, the interests of Altanine Shareholders generally and that may create, or be perceived to create, potential conflicts of interest. The members of the Altanine Board who recommended that Altanine Shareholders entitled to vote adopt the Merger Agreement and approve the Transaction were aware of and considered these interests to the extent such interests existed at the time, among other matters, during their respective deliberations on the merits of the Transaction, in negotiating, evaluating and approving the Merger Agreement and the Transaction, and in making the Altanine Board’s recommendation that the Altanine Shareholders entitled to vote adopt the Merger Agreement and approve the Transaction.

From time to time, Mr. Caruolo has provided legal services to Mr. Gordon. None of these services have pertained to Altanine or Polomar.

Interest of Daniel Gordon in the Transaction

Mr. Daniel Gordon is the founder of Altanine. He served as Altanine’s interim Chief Executive Officer until August 31, 2024. On August 31, 2024, Mr. Gordon and Altanine entered into a General Release and Release Agreement. While Mr. Gordon does not currently serve as an executive officer or director of either Polomar or Altanine, he remains involved in aspects of both businesses. On April 9, 2024, Altanine entered into the Lender Note with Lender, an Entity affiliated with Mr. Gordon. On June 20, 2025, Lender and Altanine entered into that certain (i) First Amendment, (ii) the RRA and (iii) the SPA. Pursuant to the terms of the Refinancing Agreement, Lender subscribed for $1 million of shares of Altanine’s Series A Convertible Preferred Stock (the “Purchase Price”). Altanine used the proceeds from the Purchase Price to make a one-time principal paydown on the Promissory Note and Loan Agreement. As a result of the principal paydown, Lender permitted Altanine to make subsequent draws under the Promissory Note and Loan Agreement. In addition, Altanine’s wholly owned Subsidiary, Pinata, entered the License Agreement with Polomar. Mr. Gordon has a controlling interest in entities that are significant shareholders of Polomar. For further information on Mr. Gordon and his relationship to Altanine and Polomar, see “Executive Compensation” on page 171 for additional information.

Employment of the Altanine Executives

Following the Effective Time, (a) Polomar will assume the Executive Employment Agreement, dated as of May 1, 2025, by and between Altanine and Charles J. Andres, Jr. (the “Andres Employment Agreement”); and (b) Altanine’s employment of Dr. Andres, Altanine’s Chief Executive Officer, will be terminated and Dr. Andres will be appointed as Polomar’s President and Chief Executive Officer. Dr. Andres has agreed to waive any termination payments that may arise as a result of the termination of his employment with Altanine.

Dr. Andres will earn a salary of $35,416.67 per month and will be eligible to receive an annual discretionary bonus, with a target annual bonus of seventy-five percent (75%) of his base salary, in accordance with Polomar’s compensation policy and as determined by Polomar’s Compensation Committee.

Dr. Andres’ employment will be considered “at-will”, and he will be entitled to benefits offered by Polomar to other senior executive employees, including health insurance, paid leave, employee stock options, and participation in any 401K plan offered by Polomar. Polomar will assume the Altanine Stock Options granted to Mr. Andres.

In accordance with the terms of the Andres Employment Agreement, Dr. Andres will be eligible to receive severance benefits upon termination of his employment by Polomar without cause or upon his resignation for good reason, including accelerated vesting of his employee stock options, a lump sum payment, and reimbursement of health insurance premiums. Dr. Andres will also be entitled to certain severance benefits upon his termination in the event of a change in control of Polomar, including a lump sum payment and accelerated vesting of his employee stock options.

Dr. Andres will have rights to indemnification and directors’ and officers’ liability insurance maintained by Polomar, and Dr. Andres will be granted observer rights at all meetings of the Polomar Board. Mr. Andres will be permitted to continue working on behalf of GLD Management, Inc. and its affiliates on matters unrelated to the business and affairs of Polomar, and Polomar will waive any conflict of interest on account of such work.

Equity Incentive Plan

Pursuant to the Altanine Equity Plan and the Altanine Outside Director Compensation Policy dated April 30, 2024, the Altanine Stock Options issued thereunder, including those issued to each of George Caruolo, Gabrielle Toledano, George Hornig, Alexandra Peterson, and Charles J. Andres, Jr., will automatically vest in full at the Effective Time. As set forth in the Merger Agreement, Polomar will assume such Altanine Stock Options subject to the foregoing accelerated vesting schedules and the grantees will have the right to receive Polomar Common Stock in exchange therefor.

176

POLOMAR HEALTH SERVICES, INC.

ALTANINE, INC.

F-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

of Polomar Health Services, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Polomar Health Services, Inc. (the Company) as of December 31, 2024, and 2023, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the year then ended and the related notes collectively referred to as the financial statements.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and 2023, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Considerations

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses since inception and has not achieved profitable operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

F-2

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Intellectual Property – Valuation

As described in Note X to the financial statements, the Company recognized a finite-lived intangible asset related to intellectual property (IP) acquired through a license agreement. The valuation of the IP was determined using a discounted cash flow model, which required management to make significant estimates and assumptions, including projected sales volumes, royalty rates, product launch timelines, discount rates, and market penetration. The IP accounted for a significant portion of the Company’s total assets as of December 31, 2024.

We identified the valuation of the IP as a critical audit matter due to the significant judgments required by management in estimating future cash flows and the subjective nature of key assumptions. Auditing these estimates and assumptions required a high degree of auditor judgment and the involvement of valuation specialists.

How the Critical Audit Matter was Addressed in the Audit

Our audit procedures related to the valuation of the IP included, among others:

●	Evaluating the reasonableness of management’s cash flow projections by comparing them to industry data and forecasted market conditions.
●	Assessing the appropriateness of key assumptions used in the valuation model, including projected revenues, royalty rates, and discount rates.
●	Testing the mathematical accuracy of the discounted cash flow model.
●	Engaging our valuation specialists to assist in assessing the discount rate and comparing the valuation methodology to industry practices.
●	Evaluating the adequacy of the Company’s disclosures regarding the IP valuation and related estimates and assumptions.

May 22, 2025

We have served as the Company’s auditor since 2023.

Los Angeles, California

PCAOB ID Number 6580

F-3

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

Balance Sheets

	December 31,	December 31,
	2024	2023
ASSETS
Current assets
Cash	$6,191	$8,808
Accounts Receivable	$1,845
Inventory	68,777	3,459
Total current assets	76,813	12,267
Property, plant and equipment	41,458	-
Leasehold improvements	49,435	-
Accumulated Depreciations	(9,488)	-
Property and equipment, net	81,405	-
Other assets
Operating lease - right-of-use asset, net	49,180	81,665
Non-compete agreement, net		4,167
Intellectual property	9,735,000	-
Other intangible assets	250,000	-
Accumulated Amortization	(249,625)	-
Security deposit	9,000	9,000
Total other assets	9,793,555	94,832
Total assets	$9,951,773	$107,099

LIABILITIES AND MEMBERS’ DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$164,891	$39,464
Due to related party	-	30,507
Related party promissory notes	1,138,570
Operating lease - current liability	34,317	32,484
Total current liabilities	1,337,778	102,455
Long-term liabilities
Operating lease - long-term liability	14,864	49,180
Total long-term liabilities	14,864	49,180
Total liabilities	$1,352,642	$151,635

Stockholders’ deficit
Members’ deficit	-	140,500
Series A Preferred stock, par value $.001; 500,000 shares authorized; 0 and 500,000 issued and outstanding as of December 31, 2024 and 2023, respectively.	-	500
Common stock; $0.001 par value; 295,000,000 shares authorized; 27,657,679 shares issued and outstanding as of December 31, 2024, and 27,655,560 shares issued and outstanding as of December 31 2023.	27,658	109,138
Additional paid-in capital	11,482,636	1,275,156
Accumulated deficit	(2,911,163)	(1,569,830)
Total Stockholders’ deficit	8,599,131	(44,536)

Total liabilities and stockholders’ deficit	$9,951,773	$107,099

The accompanying notes are an integral part of these audited financial statements.

F-4

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

STATEMENTS OF OPERATIONS

	For the year ended
	December 31,	December 31,
	2024	2023

Revenue	58,824	41,844

Cost of Goods Sold	27,921	4,294

Gross Profit	30,903	37,550

Operating expenses
General and administrative	1,284,401	450,450
Sales and marketing	45,998	27,932
Total operating expenses	1,330,399	478,382

Loss from operations	(1,299,496)	(440,832)

Other expense
Interest expense	(41,837)	(495)
Foreign currency gain (loss)	-	(53)
Forgiveness of receivable - related party	-	(146,617)
Total other income (expense)	(41,837)	(147,165)

Net loss	$(1,341,333)	$(587,997)

Net loss per common share: basic and diluted	$(0.05)	$(0.02)
Basic weighted average common shares outstanding	27,656,094	26,112,909

The accompanying notes are an integral part of these audited financial statements.

F-5

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

Statements of Shareholders’ Equity

	Preferred Stock		Common Stock/LLC interests		Additional Paid-in	Stock	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Payable	Deficit	Deficit
Balance, December 31, 2022	500,000	$500	26,100,125	$107,582	$1,023,476	$37,044	$(981,833)	$186,769
Common stock issued for cash			1,555,435	$1,556	$251,680	$(37,044)		$216,192
Acquiree’s 2023 members’ interest				$140,500				$140,500
Net loss							$(587,997)	$(587,997)
Balance, December 31, 2023	500,000	$500	27,655,560	$249,638	$1,275,156	$-	$(1,569,830)	$(44,536)
Recapitalization
Conversion of preferred stock	(500,000)	$(500)	-	-	-		-	$(500)
Conversion and issuance of common stock	-	-	2,119	$(81,480)	$10,207,480		-	$10,126,000
Conversion of Acquiree’s LLC member interests				$(140,500)				$(140,500)
Net loss							$(1,341,333)	$(1,341,333)
Balance, December 31, 2024	-	-	27,657,679	$27,658	$11,482,636	$-	$(2,911,163)	$8,599,131

The accompanying notes are an integral part of these audited financial statements.

F-6

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

Statements of Cash Flows

	For the year ended
	December 31,	December 31,
	2024	2023
Cash Flows from Operating Activities
Net loss	$(1,341,333)	$(587,997)
Changes in assets and liabilities
Inventory	(65,318)	(3,460)
Depreciation and Amortization	263,280	5,833
Accounts receivable	(1,845)	30,000
Prepaid expenses	-	(4,135)
Security deposit	-	(9,000)
Accounts payable and accrued liabilities	125,429	34,452
Net cash used in operating activities	(1,019,787)	(534,307)
Cash flows from investing activities
Purchases of property, plant and equipment	(90,893)	-
Net cash used in investing activities	(90,893)	-
Cash Flows from Financing Activities
Due to related party	(30,507)	(39,196)
Proceeds from related party promissory notes	1,138,570
Proceeds from the issuance of common stock		216,192
Proceeds from members’ interest	-	140,500
Net cash from financing activities	1,108,063	317,496

Net increase (decrease) in cash	(2,617)	(216,811)

Cash, beginning of period	8,808	225,619

Cash, end of period	$6,191	$8,808

Supplemental disclosure of cash flow information
Cash paid for interest	$41,837	$495
Cash paid for taxes	$-	$-

Non-Cash investing and financing transactions

The accompanying notes are an integral part of these audited financial statements.

F-7

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 1 – NATURE AND DESCRIPTION OF BUSINESS

The Company operates Polomar Specialty Pharmacy, LLC, a State of Florida licensed retail compounding pharmacy, located in Palm Harbor, FL, pursuant to license # PH35196. Polomar Specialty Pharmacy is also licensed as a Special Sterile Compounding Pharmacy, permit #PH35277, which authorizes the licensed entity to dispense injectable and other sterile compounds (eye drops, infused therapeutics) upon receipt of a valid prescription. The compounding facility operates pursuant to guidelines established under Sec. 503A “Compounding Pharmacy” of the Federal Food, Drug and Cosmetic Act. Section 503A authorizes the licensed entity to manufacture compounded drugs and fulfill prescriptions provided to it by licensed physicians. As a result, the Company is presently authorized to fulfill and deliver compounded prescribed medications in 28 states. Polomar is also actively seeking approval and authorization in other states and expects to be able to provide prescription medications in a majority of U.S. states by the end of 2025. Polomar also anticipates applying for a drug export permit in Q3 2025.

The Company also owns SlimRxTM (www.slimrx.com), a weight loss focused online platform that connects patients with licensed physicians to prescribe weight loss medications such as semaglutide compounded with vitamin B-12 and/or metformin (VitaSlimTM and VitaSlim PlusTM). SlimRx filed an application for statutory trademark protection on August 29, 2024. The prescriptions issued via SlimRx are fulfilled by Polomar. The Company also expects to launch PoloMedsTM (polomeds.com) during the second quarter of 2025 to fulfill prescriptions for diabetes medications including metformin compounds, sulfonylureas, and insulin; compounded erectile dysfunction medications inhalable sildenafil and Polomar’s prescription only, exclusive dermatological formulations co-developed by a board-certified dermatologist for the treatment of acne, alopecia areata, basal cell carcinoma, Becker’s nevus, vitiligo, and other common skin conditions.

An integral part of the Company’s business model is to provide prescription fulfillment services for third party web based tele-health platforms. This “wholesale” part of the business is expected to experience steady growth over the next twelve to eighteen months.

Corporate History and Capital Structure

We were incorporated in the State of Nevada on September 14, 2000, under the name of Telemax Communications. On or about July 24, 2003, the name was changed to HealthMed Services, Ltd.

Historically, Trustfeed was in the business of acquiring, leasing, and licensing growers for the cultivation and production (processing and distribution of cannabis and cannabis-related products within an incubator environment). The Company was also in the business of renewable fresh water and real estate. As a result of the change in ownership of the Company in 2021 by Fastbase, the Company became a technology company with access to a global database of information to provide consumers with trusted information about the companies they do business with (the “Pre-Existing Business”).

However, effective as of December 29, 2023 in accordance with a Stock Purchase Agreement, Fastbase, the then record and beneficial owner of (i) 90,437,591 shares of Common Stock of the Company, representing approximately 83% of the Company’s issued and outstanding Common Stock (the “Common Shares”), and (ii) 500,000 shares of the Series A Convertible Preferred Stock, par value $.001 per share, of the Company, representing 100% of the Company’s issued and outstanding shares of Preferred Stock (the “Preferred Shares” and, with the Common Shares, the “Transferred Shares”), sold the Transferred Shares to CWR 1, LLC, a Delaware limited liability Company (“CWR”) for aggregate consideration of $350,000 (collectively referred to as the “Transaction”). Additionally, Rasmus Refer, the Company’s then Chief Executive Officer (principal executive officer, principal accounting officer and principal financial officer) and Chairman and sole member of the Company’s Board of Directors (the “Board”), resigned from all director (as of February 12, 2024), officer and employment positions with the Company and its subsidiaries.

F-8

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

DECEMBER 31, 2024

Also as of December 29, 2023, the size of the Board was increased from one director to two directors and Brett Rosen was appointed as a director to fill the vacancy, to serve as director until the next annual meeting of stockholders of the Company, subject to his prior resignation or removal, and until his successor is duly elected and qualified, and Mr. Rosen was appointed President, Chief Financial Officer, Secretary and Treasurer of the Company.

Upon the consummation of the Transaction on December 29, 2023, the Company experienced a change in control. The Transaction and related transactions had the following consequences:

●	New management anticipated entering into a future transaction involving the Company, which could result in the acquisition of one or more businesses, companies or asset classes, including but not limited to intellectual property assets and that may currently be owned by affiliates of management.

●	The Company’s new management will be evaluating the Company’s Pre-Existing Business as part of these possible future transactions, and in the meantime, has suspended our operations relating to the Pre-Existing Business, with the expectation of permanently shutting down, spinning off or assigning the Pre-Existing Business at the time of such future transaction(s).

Effective as of March 21, 2024, Brett Rosen resigned from all of his officer and director positions with the Company, and he was replaced in all such positions by Terrence M. Tierney.

Polomar Merger

On September 30, 2024, the transaction described in the Prior Merger Agreement was completed and the merger was deemed effective. The Acquisition is considered a recapitalization as the historical financial statements of Polomar, the accounting acquirer, have been substituted for the historical financial statements of Trustfeed.

On October 9, 2024, pursuant to the terms of the Prior Merger Agreement, CWR 1, LLC, a shareholder of the Company, returned 50,000,000 shares of the Company’s common stock for cancellation. Also, in October 2024, pursuant to the terms of the Merger Agreement, the Company issued an aggregate of 207,414,147 (pre-split) shares of its common stock to the former Polomar members in the Prior Merger.

Pinata License

On June 29, 2024, we executed a Know How and Patent License Agreement, as amended, with Pinata Holdings, Inc. (“Pinata”), to license from Pinata certain patent pending intellectual property rights and know how (the “IP Rights”) regarding the proprietary delivery of products containing metformin, eletriptan, semaglutide, liraglutide and sildenafil (the “Ingredients”). It is the Company’s intention to utilize the IP Rights in products expected to be manufactured and distributed by us post-Acquisition.

F-9

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

DECEMBER 31, 2024

Company Loans

On August 13, 2024, as amended on November 8, 2024, Polomar Specialty Pharmacy, LLC entered into a Promissory Note and Loan Agreement (the “Polomar Note”) with Polomar as the borrower and Reprise Management, Inc. (“Reprise”) as the Lender. Pursuant to the Polomar Note, Reprise agreed to loan to Polomar up to $700,000 in one or more advances from time to time. An initial draw under the Note in the amount of $522,788 was made, which funds are being used to repay all amounts due to Reprise pursuant to prior undocumented loans provided by Reprise to Polomar. As of December 31, 2024, the outstanding principal amount of the Note is $716,402.67 plus accrued interest of $29,508.91. The outstanding principal, and any and all accrued and unpaid interest with respect to the Polomar Note, is due and payable on July 31, 2025. Reprise is an affiliate of Daniel Gordon and GLDLP. Mr. Gordon is the President of Reprise and the majority shareholder of GLD Management, Inc., the general partner of GLDLP, affiliates of which own CWR, and, as such, may be deemed to beneficially own shares held directly by CWR.

Effective as of August 16, 2024, we entered into a Promissory Note and Loan Agreement (the “Note”), as the borrower, with CWR 1, LLC as the lender (“Lender” or “CWR”. Pursuant to the Note, CWR agreed to loan to the Company up to $250,000 in one or more advances from time to time. An initial draw under the Note in the amount of $157,622.56 was made, which funds are being used to repay the Lender all amounts due to Lender pursuant to prior undocumented loans provided by Lender to the Company. As of December 31, 2024, the outstanding principal amount of the Note is $380,330.30 plus accrued interest of $12,328.51. The outstanding principal, and any and all accrued and unpaid interest with respect to the Note, is due and payable on July 31, 2025. The Lender and its affiliates are the record owners of more than 40% of the voting stock of the Company, and is an affiliate of Daniel Gordon and of GLD Mr. Gordon is the majority shareholder of GLD Management, Inc., the general partner of GLDLP, affiliates of which own CWR, and, as such, may be deemed to beneficially own shares held directly by CWR.

Corporate Actions

On October 10, 2024, we filed Amended and Restated Articles of Incorporation (the “Articles”) with the Secretary of State of the State of Nevada to effect the following actions:

1. To change the name of the Company from Trustfeed Corp. to Polomar Health Services, Inc.;

2. To increase the Company’s authorized shares of “blank check” preferred stock to 5,000,000; and

3. To effect a reverse stock split with a ratio of 1-for-10.

On November 1, 2024, we effected the 1 for 10 reverse stock split. Accordingly, as of November 1, 2024, there were 27,657,679 shares of our common stock issued and outstanding.

In addition, we adopted our 2024 Equity and Incentive Compensation Plan.

Effective December 12, 2024, the Company’s trading symbol was changed from TRFE to PMHS.

License Agreement

On June 29, 2024, Trustfeed executed a Know How and Patent License Agreement (the “Agreement”) with Pinata Holdings, Inc., a Delaware corporation (“Pinata”), as restated and amended on January 9, 2025 (See Note 7 -Subsequent Events), to license from Pinata certain patent pending intellectual property rights and know how (the “IP Rights”) regarding the proprietary delivery of products containing metformin, eletriptan, sumatriptan, semaglutide, liraglutide and sildenafil (the “Ingredients”). The license is worldwide, non-exclusive and non-transferable pursuant to the terms of the Agreement.

The Company shall be obligated to pay a royalty to Pinata ranging from ten percent (10%) to twenty percent (20%) of the net sales from products utilizing the IP Rights containing the Ingredients.

The Agreement has a perpetual term, subject to the right of either party to terminate (a) if the other party commits a material breach of its obligations under the Agreement and fails to cure such breach and (b) at any time upon 180 days prior written notice to the other party.

F-10

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

DECEMBER 31, 2024

The Company’s wholly owned subsidiary, Polomar Specialty Pharmacy, LLC presently utilizes the licensed IP rights in its inhalable sildenafil products and intends to use the licensed IP rights for inhalable sumatriptan and oral GLP-1 receptor agonists.

Pinata is an affiliate of CWR.

License Agreement Valuation

The Company believes that the IP rights will positively affect the Company’s revenue during the term of the Agreement. Assuming the U.S. Patent and Trademark Office grants patent protection to some or all of the IP Rights, then the Company can expect twenty years of statutory protection of the IP Rights. The Company anticipates that the use of the IP Rights could result in significant gross revenues from the sale of products utilizing the IP Rights.

Utilizing projected net revenues, after deducting contractual royalties and cost of goods sold, through December 31, 2029, derived from the IP Rights that the Company is most likely to utilize we determined that the license had a net present value of $9,735,000. We additionally took into consideration that while the term of the license is perpetual it is non-exclusive, the underlying intellectual property has not as of the date of this filing been granted patent protection by the U.S. Patent and Trademark Office and the license is terminable on one-hundred eighty (180) days notice by either party.

Our address is 10940 Wilshire Boulevard, Suite 1500, Los Angeles, CA 90024.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying audited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the period presented have been reflected herein.

It is management’s opinion, however, that all material adjustments (consisting of normal and recurring adjustments) have been made which are necessary for a fair financial statements presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

F-11

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

DECEMBER 31, 2024

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value. The Company did not have any cash equivalents as of December 31, 2024 and 2023.

Stock-based compensation

The Company follows ASC 718-10, “Stock Compensation”, which addresses the accounting for transactions in which an entity exchanges its equity instruments for goods or services, with a primary focus on transactions in which an entity obtains employee services in share-based payment transactions. ASC 718-10 is a revision to SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. ASC 718-10 requires measurement of the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). Incremental compensation costs arising from subsequent modifications of awards after the grant date must be recognized.

Inventory

Inventories are stated at the lower of cost or market, with cost determined on an average-cost basis. Inventory includes raw materials and finished goods of $68,777 as of December 31, 2024.

Earnings per share

The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Revenue recognition

The Company recognizes revenue in accordance with generally accepted accounting principles as outlined in the Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 606, Revenue From contracts with Customers, which requires that five basic criteria be met before revenue can be recognized: (i) identify the contract with the customer; (ii) identity the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price; and (v) recognize revenue when or as the entity satisfied a performance obligation. Revenue from the sale of goods is recognized when all the following conditions are satisfied:

Revenue from the sale of goods is recognized when all the following conditions are satisfied:

Identification of the Contract: A contract exists with the customer that defines the rights and obligations of both parties.

Identification of Performance Obligations: The performance obligations under the contract are identified. A performance obligation is a promise to transfer goods to the customer. Determination of Transaction Price: The transaction price is determined based on the consideration to which the company expects to be entitled in exchange for transferring goods to the customer. Allocation of Transaction Price: The transaction price is allocated to each performance obligation based on its standalone selling price.

Recognition of Revenue: Revenue is recognized when control of the goods is transferred to the customer, which generally occurs at a point in time when the goods are shipped or delivered, and the customer obtains legal title. For contracts that include multiple performance obligations, revenue is allocated to each performance obligation based on its relative standalone selling price. If the standalone selling price is not observable, the company estimates it using appropriate valuation techniques.

Fair value of financial instruments

The Company measures fair value in accordance with ASC 820 - Fair Value Measurements. ASC 820 defines fair value and establishes a three-level valuation hierarchy for disclosures of fair value measurements. ASC 820 establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, ASC 820 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by ASC 820 are:

Level 1 - Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 - Inputs (other than quoted market prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 - Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. Valuation of instruments includes unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

F-12

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

As defined by ASC 820, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, which was further clarified as the price that would be received to sell an asset or paid to transfer a liability (“an exit price”) in an orderly transaction between market participants at the measurement date.

The reported fair values for financial instruments that use Level 2 and Level 3 inputs to determine fair value are based on a variety of factors and assumptions. Accordingly, certain fair values may not represent actual values of the Company’s financial instruments that could have been realized as of December 31, 2023, or that will be recognized in the future, and do not include expenses that could be incurred in an actual settlement. The carrying amounts of the Company’s financial assets and liabilities, such as cash, accounts receivable, receivables from related parties, prepaid expenses and other, accounts payable, accrued liabilities, and related party and third-party notes payables approximate fair value due to their relatively short maturities. The Company’s notes payable to related parties approximates the fair value of such instrument based upon management’s best estimate of terms that would be available to the Company for similar financial arrangements at December 31, 2024 and 2023.

Intellectual Property

We capitalize external costs, such as filing fees and associated attorney fees, incurred to obtain issued patents, knowhow and patent license rights. We expense costs associated with maintaining and defending patents subsequent to their issuance in the period incurred. We amortize capitalized intellectual property on a straight-line basis over 10 years, which represents the estimated useful lives of the patents, know-how and patent license rights. The ten-year estimated useful life is based on our assessment of such factors as: the integrated nature of the portfolios being licensed, the overall makeup of the portfolio over time, and the length of license agreements for such patents. We assess the potential impairment to all capitalized net intellectual property costs when events or changes in circumstances indicate that the carrying amount of our patent portfolio may not be recoverable.

The carrying value of intellectual property as of September 30, 2024, is $9,735,000, which is included within “Other Assets” in the consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill

Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the net tangible and identified intangible assets acquired under a business combination. The Company reviews impairment of goodwill at least annually and more frequently if there are signs of impairment. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether a quantitative goodwill impairment test is necessary. If the Company concludes it is more likely than not that the fair value of a reporting unit exceeds its carrying amount, the Company need not perform the quantitative assessment.

If based on the qualitative assessment, the Company believes it is more likely than not that the fair value of a reporting unit is less than its carrying value, a quantitative assessment test is required to be performed. This assessment requires the Company to compare the fair value of each reporting unit to its carrying value including allocated goodwill. The Company determines the fair value of its reporting units generally using a combination of the income and market approaches. The income approach is estimated through the discounted cash flow method based on assumptions about future conditions such as future revenue growth rates, new product and technology introductions, gross margins, operating expenses, discount rates, future economic and market conditions, and other assumptions. The market approach estimates the fair value of the Company’s equity by utilizing the market comparable method which is based on revenue multiples from comparable companies in similar lines of business. If the carrying value of a reporting unit exceeds the reporting unit’s fair value, a goodwill impairment charge will be recorded for the difference up to the carrying value of goodwill.

NOTE 3 - GOING CONCERN

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.

Management evaluated all relevant conditions and events that are reasonably known or reasonably knowable, in the aggregate, as of the date the consolidated financial statements are issued and determined that substantial doubt exists about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on the Company’s ability to generate revenues and raise capital. The Company has not generated any revenues to provide sufficient cash flows to enable the Company to finance its operations internally. As of December 31, 2024, the Company had $6,191 cash on hand. At December 31, 2024, the Company has an accumulated deficit of $2,911,163. For the year ended December 31, 2024, the Company had a net loss of $1,341,333, and cash used in operations of $1,019,787. These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year from the date of this filing.

Over the next twelve months, management plans to raise additional capital to increase the Company’s operational capacity. However, there is no guarantee the Company will be able to raise sufficient operating capital or that the merger will result in sufficient revenues to continue operations. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recent accounting pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments in this ASU require disclosures, on an annual and interim basis, of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), as well as the aggregate amount of other segment items included in the reported measure of segment profit or loss. This ASU requires that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. This ASU is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted. The amendments in this ASU should be applied retrospectively to all prior periods presented in the financial statements. The Company adopted the ASU and determined that its adoption did not have a material impact on the Company’s condensed consolidated financial statements and related disclosures. As defined in the ASU, operating segments are components of an enterprise about which discrete financial information is regularly provided to the CODM in making decisions on how to allocate resources and assess performance for the organization. The Company operates and manages its business as one reportable and operating segment. The Company’s CODM is the Chief Executive Officer. The Company’s CODM reviews condensed consolidated operating results to make decisions about allocating resources and assessing performance for the entire Company.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

F-13

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 4 – RELATED PARTY TRANSACTIONS

Due from related party

During the year ended December 31, 2023, the Company made advances to a shareholder totaling $40,000 and received repayments totaling $2,568. On September 30, 2023, the Company’s Board of Directors approved the forgiveness of the receivable. The balance of the receivable in the amount of $37,432 was recorded to Forgiveness of receivable – related party.

During the year ended December 31, 2023, the Company made advances to a company commonly controlled by a director of the Company totaling $113,882. The advances have 0% interest and are due upon demand. During the year ended December 31, 2023, the Company borrowed $4,697 from a shareholder for payment of operating expenses and repaid $67,568 of advances to the same shareholder from the prior period. On December 1, 2023, the Board of Directors forgave the entire balance of the note and the net receivable balance of $109,185, was recorded to Forgiveness of receivable – related party.

Due to related party

Effective as of August 13, 2024, we entered into a Promissory Note and Loan Agreement (the “Polomar Note”), as the borrower, with Reprise, as the lender. Pursuant to the Note, Reprise agrees to loan to the Company up to $700,000 in one or more advances from time to time. An initial draw under the Note in the amount of $522,788 was made, which funds are being used to repay the Lender all amounts due to Lender pursuant to prior undocumented loans provided by Lender to the Company. As of December 31, 2024, the outstanding principal amount of the Note is $716,402.67 plus accrued interest of $29,508.91. The outstanding principal, and any and all accrued and unpaid interest with respect to the Note, is due and payable on July 31, 2025.

Effective as of August 16, 2024, we entered into a Promissory Note and Loan Agreement (the “Note”), as the borrower, with CWR 1, as the lender. Pursuant to the Note, CWR 1 agrees to loan to the Company up to $250,000 in one or more advances from time to time. An initial draw under the Note in the amount of $157,622.56 was made, which funds are being used to repay the Lender all amounts due to Lender pursuant to prior undocumented loans provided by Lender to the Company. As of December 31, 2024, the outstanding principal amount of the Note is $380,330.30 plus accrued interest of $12,328.51. The outstanding principal, and any and all accrued and unpaid interest with respect to the Note, is due and payable on July 31, 2025.

NOTE 5 – NET EARNINGS PER SHARE

The reconciliation of the numerators and denominators of the basic and diluted earnings and loss per share calculations was as follows for the following fiscal years ended:

	December 31,	December 31,
	2024	2023
Numerator
Net loss	$(1,341,333)	$(587,997)
Denominator
Weighted-average shares used to compute basic EPS	27,656,094	26,112,909
Weighted-average shares used to compute diluted EPS	27,656,094	26,122,909
Net (loss) earnings per share
Basic	$(0.05)	$(0.02)
Diluted	$(0.05)	$(0.02)

Net (loss) earnings available to participating securities were not significant for fiscal years 2024 and 2023.

NOTE 6 – INCOME TAXES

The components of the Company’s provision for federal income tax for the years ended December 31, 2024 and 2023 consist of the following:

	December 31,	December 31,
	2024	2023
Federal income tax benefit attributable to:
Current operations	$2,911,163	$1,569,830
Less: valuation allowance	(2,911,163)	(1,569,830)
Net provision for federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	December 31,	December 31,
	2024	2023
Deferred tax asset attributable to:
Net operating loss carryover	$611,344	$329,664
Less: valuation allowance	(611,344)	(329,664)
Net deferred tax asset	-	-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $2,911,163 as of December 31, 2024, for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

F-14

NOTE 7 – RECAPITALIZATION

On September 30, 2024, Polomar Specialty Pharmacy, LLC (“Polomar” or “Accounting Acquirer”), merged with Trustfeed Corp. (“Trustfeed” or “Legal Acquirer”). The historical financial statements of the Accounting Acquirer were substituted for the historical financial statements of the Legal Acquirer resulting in a reverse merger.

The evaluation of which entity is the accounting acquirer requires a qualitative and quantitative analysis of a number of factors including operations, revenues, employees and post-merger control. In this case Polomar was operating a fully licensed, revenue generating compounding pharmacy with three full-time and two part time employees, while Trustfeed was a non-operating, fully reporting public company whose sole asset was the right to utilize, via a license agreement, a patent pending medical technology (the “Intellectual Property”).

Reverse mergers can present challenging accounting and reporting requirements. Based upon the circumstances of the reverse merger, the transaction can be classified as an asset acquisition, a capital transaction, or a business combination.

A reverse merger occurs if the entity that issues securities is identified as the accounting acquiree, for accounting purposes and the entity whose equity interests are acquired is the acquirer for accounting purposes. After the transaction, the owners of the private company will have obtained control of the public company and would be identified as the accounting acquirer under ASC 805. In this case, the public company (Trustfeed) is the legal acquirer, but the private company (Polomar) is the accounting acquirer.

The legal acquirer is the surviving legal entity in a reverse acquisition and continues to issue financial statements. In this case Trustfeed Corp. changed its name to Polomar Health Services, Inc. to reflect the “change in control”. While the surviving legal entity may continue, the financial reporting will reflect the accounting from the perspective of the accounting acquirer, in the instant matter, Polomar, except for the legal capital, which is retroactively adjusted to reflect the capital of the legal acquirer (accounting acquiree) in accordance with ASC 805-40-45-1.

The Company adopted ASC 805-40-30-2 that provides guidance on the consideration transferred in a reverse capitalization that includes the acquisition date fair value of Intellectual Property and Other Intangible assets for the survived combined entity.

NOTE 8 – STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 295,000,000 authorized shares of common stock with a par value of $0.001 as of December 31, 2024, and 2023. The Company had 27,657,679 and 27,655,560 issued and outstanding shares of common stock as of December 31, 2024, and 2023, respectively.

The Company previously had 5,000,000 authorized shares of preferred stock with a par value of $0.001, which the Company had designated as Series A Preferred Stock. As of December 31, 2023, 500,000 shares of Series A Preferred Stock were issued and outstanding. In conjunction with the Merger and the Series A Preferred Stock designation the 500,000 issued and outstanding shares were converted into 10,000,000 (pre-split) shares of the Company’s common stock. The Company also has 5,000,000 authorized shares of “blank check” preferred stock. As of December 31, 2024, the Company has not designated or issued any of these preferred shares. During the year ended December 31, 2024, the Company issued 2,119 shares to adjust a discrepancy due to the reverse stock split.

F-15

NOTE 9 – SUBSEQUENT EVENTS

On January 9, 2025, the Company entered into a Restated and Amended Know How and Patent License Agreement with Pinata Holdings, Inc., (the “Restated Agreement”). The Restated Agreement was modified to include Polomar Specialty Pharmacy, LLC as an additional party to the Restated Agreement and the right of the Company to sub-license the licensed intellectual property was removed from the Restated Agreement. All other material terms of the original agreement remain unchanged.

On March 11, 2025, Polomar Health Services, Inc., a Nevada corporation (“Company”), executed a Product Fulfillment and Distribution Agreement, effective on March 12, 2025, and as amended on March 17, 2025, (the “Agreement”) with ForHumanity, Inc., a Delaware corporation (“ForHumanity”) and Island Group 40, LLC (“IG4”).

The Agreement, as amended, allows ForHumanity to exclusively market (through September 30, 2025), the Company’s previously licensed, patent pending, inhalable sildenafil and inhalable sumatriptan. The Company shall be solely responsible for fulfilling valid prescriptions for these medications through our wholly owned subsidiary, Polomar Specialty Pharmacy, LLC (“Polomar”). IG4 provides account management services on behalf of the Company.

The Agreement incorporates the following material terms:

The license is for an initial term of three years and may be automatically renewed for additional terms pursuant to the Agreement, provided ForHumanity meets certain revenue commitments prior to the end of the initial term.

In exchange for a guaranteed payment of $750,000 the Company has granted exclusivity to market the products to potential customers through September 30, 2025. Exclusivity may be extended through March 30, 2026, provided ForHumanity provides at least $1,500,000 in sales revenue to the Company this year. The Agreement provides for additional exclusivity extensions upon ForHumanity meeting increased revenue goals to the Company.

Effective April 10, 2025, the Company’s Board of Directors appointed Charlie Lin, the Company’s current Controller to the office of Treasurer and Mr. Lin shall additionally serve as the Company’s Chief Financial Officer. Also, effective April 10, 2025, Mr. Tierney resigned his positions as Treasurer and Chief Financial Officer.

On May 7, 2025, the Company entered into a Board of Directors Services Agreement with David Spiegel, a director of the Company (the “DS Agreement”). The DS Agreement provides for Mr. Spiegel to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Spiegel was appointed to the Board on October 1, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Spiegel is entitled to fiscal compensation in the amount of $36,354.00 and shall receive a total of 104,384 shares of restricted common stock pursuant to the terms of the DS Agreement. On May 15, 2025, the Company issued 62,384 shares of fully vested stock to Mr. Spiegel. The remaining stock compensation due Mr. Spiegel shall vest in equal monthly issuances of 8,400 shares through the end of his initial term on October 16, 2025.

On May 7, 2025, the Company entered into a Board of Directors Services Agreement with Gabe Del Virginia, a director of the Company (the “GDV Agreement”). The GDV Agreement provides for Mr. Spiegel to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Del Virginia was appointed to the Board on July 18, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Del Virginia is entitled to fiscal compensation in the amount of $43,750.00 and shall receive a total of 125,000 shares of restricted common stock pursuant to the terms of the GDV Agreement. On May 15, 2025, the Company issued 83,355 shares of fully vested stock to Mr. Del Virginia. The remaining stock compensation due Mr. Del Virginia shall vest in equal monthly issuances of 8,333 shares through the end of his initial term on October 16, 2025.

F-16

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

BALANCE SHEETS

	September 30, 2025	December 31, 2024
	(unaudited)
ASSETS
Current assets
Cash	$38,854	$6,191
Accounts Receivable	$-	$1,845
Inventory	158,810	68,777
Total current assets	197,664	76,813
Property, plant and equipment	41,458	41,458
Leasehold improvements	49,435	49,435
Accumulated Depreciations	(37,952)	(9,488)
Property and equipment, net	52,941	81,405
Other assets
Operating lease - right-of-use asset, net	23,620	49,180
Intellectual property	9,735,000	9,735,000
Other intangible assets	250,000	250,000
Accumulated Amortization	(998,499)	(249,625)
Security deposit	9,000	9,000
Total other assets	9,019,121	9,793,555
Total assets	$9,269,726	$9,951,773

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$272,261	$164,891
Unearned Revenue	200,000	-
Related party promissory notes	994,385	1,138,570
Operating lease - current liability	23,620	34,317
Other current liability	12,864	-
Total current liabilities	1,503,130	1,337,778
Long-term liabilities
Operating lease - long-term liability	-	14,864
Total long-term liabilities	-	14,864
Total liabilities	$1,503,130	$1,352,642

Stockholders’ deficit
Series A Preferred stock, par value $.001; 5,000,000 shares authorized; 150 and 0 issued and outstanding as of September 30, 2025 and December 31, 2024, respectively.	-	-
Common stock; $0.001 par value; 295,000,000 shares authorized; 28,019,624 and 27,657,679 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively.	28,020	27,658
Additional paid-in capital	12,361,932	11,482,636
Accumulated deficit	(4,623,356)	(2,911,163)
Total Stockholders’ deficit	7,766,596	8,599,131
Total liabilities and stockholders’ deficit	$9,269,726	$9,951,773

The accompanying notes are an integral part of these unaudited condensed financial statements

F-17

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

STATEMENT OF OPERATIONS

	For the three months ended		For the nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Revenue	6,163	9,849	16,174	37,954

Cost of Goods Sold	1,840	985	4,838	16,121

Gross Profit	4,323	8,864	11,336	21,833

Operating expenses
General and administrative	619,032	256,349	1,588,725	582,119
Sales and marketing	14,099	11,688	30,161	50,098
Total operating expenses	633,131	268,037	1,618,886	632,217

Loss from operations	(628,808)	(259,173)	(1,607,550)	(610,384)

Other expense
Interest expense	(20,967)	(12,160)	(104,643)	(12,160)
Total other income (expense)	(20,967)	(12,160)	(104,643)	(12,160)

Net loss	$(649,775)	$(271,333)	$(1,712,193)	$(622,544)

Net loss per common share: basic and diluted	$(0.02)	$(0.01)	$(0.06)	$(0.02)
Basic weighted average common shares outstanding	28,008,183	27,655,560	27,779,164	27,655,560

The accompanying notes are an integral part of these unaudited condensed financial statements

F-18

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

STATEMENTS OF STOCKHOLDERS’ DEFICIT

	Preferred Stock		Common Stock		Additional Paid-in	Stock	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Payable	Deficit	Deficit
Balance, June 30, 2024	500,000	$500	27,655,560	$249,638	$1,275,156	$-	$(1,921,040)	$(395,746)
Reverse merger
Conversion of preferred stock	(500,000)	$(500)	-	-	-		-	$(500)
Conversion and issuance of common stock	-	-	2,119	$(81,480)	$10,207,480		-	$10,126,000
Conversion of Acquiree’s LLC member interests	-	-	-	$(140,500)	-		-	$(140,500)
Net loss							$(271,333)	$(271,333)
Balance, September 30, 2024	-	-	27,657,679	$27,658	$11,482,636	$-	$(2,192,373)	$9,317,921
Net loss							$(718,790)	$(718,790)
Balance, December 31, 2024	-	$-	27,657,679	$27,658	$11,482,636	-	$(2,911,163)	$8,599,131
Net loss							$(456,855)	$(456,855)
Balance, March 31, 2025	-	$-	27,657,679	$27,658	$11,482,636	-	$(3,368,018)	$8,142,276
Conversion of preferred stock	150	$-			$750,000			$750,000
Issuance of RSU			287,451	$287	$108,944			$109,231
Net loss							$(605,563)	$(605,563)
Balance, June 30, 2025	150	$-	27,945,130	$27,945	$12,341,580	-	$(3,973,581)	$8,395,944

Issuance of RSU			74,494	$75	$20,352			$20,427
Net loss							$(649,775)	$(649,775)
Balance, September 30, 2025	150	$-	28,019,624	$28,020	$12,361,932	-	$(4,623,356)	$7,766,596

The accompanying notes are an integral part of these unaudited condensed financial statements

F-19

POLOMAR HEALTH SERVICES, INC.

(formerly TRUSTFEED CORP.)

STATEMENTS OF CASH FLOWS

(Unaudited)

	For the nine months ended
	September 30, 2025	September 30, 2024
Cash Flows from Operating Activities
Net loss	$(1,712,193)	$(622,544)
Adjustments to reconcile net (loss) to net cash (used in) operating activities:
Depreciation and Amortization	777,338	7,330
Stock-based compensation	129,657	-
Changes in assets and liabilities
Accounts receivable	1,845	-
Inventory	(90,033)	(136,443)
Unearned Revenue	200,000	-
Accounts payable and accrued liabilities	107,370	46,865
Net cash used in operating activities	(586,016)	(704,792)
Cash flows from investing activities
Purchases of property, plant and equipment	-	(90,893)
Net cash used in investing activities	-	(90,893)
Cash Flows from Financing Activities
Proceeds from related party promissory notes	618,679	803,079
Net cash from financing activities	618,679	803,079

Net increase (decrease) in cash	32,663	7,394

Cash, beginning of period	6,191	8,808

Cash, end of period	$38,854	$16,202

Supplemental disclosure of cash flow information
Cash paid for interest	$104,643	$9,128

The accompanying notes are an integral part of these unaudited condensed financial statements

F-20

POLOMAR HEALTH SERVICES, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

September 30, 2025

NOTE 1 – NATURE AND DESCRIPTION OF BUSINESS

General

The Company operates Polomar Specialty Pharmacy, LLC, a State of Florida licensed retail compounding pharmacy, located in Palm Harbor, FL, pursuant to license # PH35196 (“Polomar Pharmacy”). Polomar Pharmacy is also licensed as a Special Sterile Compounding Pharmacy, permit #PH35277, which authorizes the licensed entity to dispense injectable and other sterile compounds (eye drops, infused therapeutics) upon receipt of a valid prescription. The compounding facility operates pursuant to guidelines established under Sec. 503A “Compounding Pharmacy” of the Federal Food, Drug and Cosmetic Act. Section 503A authorizes the licensed entity to manufacture compounded drugs and fulfill prescriptions provided to it by state licensed physicians and other licensed healthcare professionals including physician assistants and nurse practitioners. The Company is presently licensed and authorized to fulfill and deliver compounded prescribed medications in 30 states. Polomar Pharmacy is actively seeking licenses and authorization in other states and expects to be able to provide prescription medications in additional U.S. states by the end of 2025 and early 2026.

Prior to the September 30, 2024, merger between the Company and Polomar Pharmacy (as described more fully below under “Polomar Pharmacy Merger”), Polomar Pharmacy’s business was concentrated on providing compounded dermatological prescription medications for topical delivery. Polomar Pharmacy’s exclusive dermatological formulations, co-developed by a board-certified dermatologist for the treatment of acne, alopecia areata, basal cell carcinoma, Becker’s nevus, vitiligo, and other common skin conditions, were primarily fulfilled on behalf of local dermatologists with limited interstate prescription delivery. In early 2024, Polomar Pharmacy commenced the construction of clean rooms to allow for the dispensing of sterile compounded drugs. Polomar Pharmacy received its Special Sterile Compounding Permit in August of 2024. Polomar Pharmacy continued to primarily fulfill prescriptions for compounded dermatological drugs and has, on a limited basis, fulfilled prescriptions for sterile compounded GLP-1 agonists for subcutaneous injection. On September 26, 2025, the Company executed a one-year non-exclusive pharmacy services agreement with CareValidate, Inc. (“CareValidate”) to fulfill GLP-1 agonist prescriptions for CareValidate’s network of on-line clinics. Polomar began fulfilling prescriptions for CareValidate on October 6, 2025, and we expect steady revenue growth from this customer.

Polomar Pharmacy has experienced significant losses from operations as a result of a decline in revenues and increased labor costs. The decline in revenues is primarily due to a change in Polomar Pharmacy’s business model from local fulfillment of compounded dermatological formulations to online fulfillment of GLP-1 agonist and erectile dysfunction drugs. Polomar Pharmacy’s operations are highly dependent on third-party utilization of Polomar Pharmacy’s compounded drug formulations. Polomar Pharmacy has experienced continuing delays in fully developing its compounded product formulations, manufacturing delays due to unexpected supply chain issues for imported active pharmaceutical ingredients and related products excipients, which have been satisfactorily resolved, and logistical challenges resulting from transitioning from a local fulfillment to national fulfillment business model. The Company has had insufficient access to capital to successfully implement its business plan.

F-21

The Company also owns SlimRxTM (www.slimrx.com), a weight loss focused online platform that the Company plans to launch in early 2026, that will connect patients with licensed healthcare providers to prescribe weight loss medications such as semaglutide and tirzepatide compounded with vitamin B-12 and other complementary compounded weight loss formulations (VitaSlimTM and VitaSlim PlusTM). SlimRx filed an application for statutory trademark protection on August 29, 2024. In April of 2025, the Company received an “Action Letter” from the U.S. Patent and Trademark Office (“USPTO”) requiring the Company to show the applied for mark being used in commerce, and to amend its description of goods. The Company has received an extension to respond to the USPTO letter until October 24, 2025. On October 24, 2025 the Company filed a response with the USPTO amending its description of goods and changing its intent to use. The Company will further amend its trademark application upon the launch of SlimRx. Any prescriptions issued via SlimRx will be compounded and fulfilled by Polomar Pharmacy. The Company also expects to launch PoloMedsTM (polomeds.com) during the first quarter of 2026 to fulfill prescriptions for diabetes medications including metformin compounds, sulfonylureas, and insulin; compounded men’s health formulations including testosterone and erectile dysfunction medications, inhalable and sublingual sildenafil.

An integral part of the Company’s business model is to provide prescription fulfillment services to third party web based tele-health platforms. The Company has executed a contract with ForHumanity Health, Inc. for our licensed inhalable sildenafil drug and with CareValidate for sterile GLP-1 agonist weight loss drugs. All prescriptions delivered to patients pursuant to the terms of the respective agreements will be fulfilled by Polomar Pharmacy. This “wholesale” part of the Company’s business is expected to experience steady growth over the next twelve to eighteen months as the Company adds additional customers and fulfillment capacity.

Corporate History and Capital Structure

The Company incorporated in the State of Nevada on September 14, 2000, under the name of Telemax Communications. On or about July 24, 2003, the name was changed to HealthMed Services, Ltd. On or about September 2, 2022, the name was changed to Trustfeed Corp. (“Trustfeed”). As a result of the change in ownership of the Company in 2021 by Fastbase, the Company became a technology company with access to a global database of information to provide consumers with trusted information about the companies they do business with (the “Pre-Existing Business”).

However, effective as of December 29, 2023 in accordance with a Stock Purchase Agreement, Fastbase, the then record and beneficial owner of (i) 90,437,591 shares of Common Stock of the Company, representing approximately 83% of the Company’s issued and outstanding Common Stock (the “Common Shares”), and (ii) 500,000 shares of the Series A Convertible Preferred Stock, par value $.001 per share, of the Company, representing 100% of the Company’s issued and outstanding shares of Preferred Stock (the “Preferred Shares” and, with the Common Shares, the “Transferred Shares”), sold the Transferred Shares to CWR 1, LLC, a Delaware limited liability Company (“CWR”) for aggregate consideration of $350,000 (collectively referred to as the “Transaction”). Additionally, Rasmus Refer, the Company’s then Chief Executive Officer (principal executive officer, principal accounting officer and principal financial officer) and Chairman and sole member of the Company’s Board of Directors (the “Board”), resigned from all director (as of February 12, 2024), officer and employment positions with the Company and its subsidiaries.

Also as of December 29, 2023, the size of the Board was increased from one director to two directors and Brett Rosen was appointed as a director to fill the vacancy, to serve as director until the next annual meeting of stockholders of the Company, subject to his prior resignation or removal, and until his successor is duly elected and qualified, and Mr. Rosen was appointed President, Chief Financial Officer, Secretary and Treasurer of the Company.

F-22

Upon the consummation of the Transaction on December 29, 2023, the Company experienced a change in control. The Transaction and related transactions had the following consequences:

●	New management anticipated entering into a future transaction involving the Company, which could result in the acquisition of one or more businesses, companies or asset classes, including but not limited to intellectual property assets and that may currently be owned by affiliates of management.

●	The Company’s new management will be evaluating the Company’s Pre-Existing Business as part of these possible future transactions, and in the meantime, has suspended our operations relating to the Pre-Existing Business, with the expectation of permanently shutting down, spinning off or assigning the Pre-Existing Business at the time of such future transaction(s).

Effective as of March 21, 2024, Brett Rosen resigned from all of his officer and director positions with the Company, and he was replaced in all such positions by Terrence M. Tierney.

Polomar Merger

On September 30, 2024, the transaction described in the Prior Merger Agreement was completed and the merger was deemed effective. The Acquisition is considered a “reverse recapitalization” as the historical financial statements of Polomar, the accounting acquirer, have been substituted for the historical financial statements of Trustfeed. As a result of the Acquisition, the Company ceased commercializing the Pre-Existing Business.

On October 9, 2024, pursuant to the terms of the Prior Merger Agreement, CWR 1, LLC, a shareholder of the Company, returned 50,000,000 shares of the Company’s common stock for cancellation. Also, in October 2024, pursuant to the terms of the Prior Merger Agreement, the Company issued an aggregate of 207,414,147 (pre-split) shares of its common stock to the former Polomar members in the Prior Merger.

Company Loans

On August 13, 2024, as amended on November 8, 2024, Polomar Pharmacy entered into a Promissory Note and Loan Agreement with Reprise Management, Inc. (“Reprise”) as the lender (the “Reprise Note”). Pursuant to the Reprise Note, Reprise agreed to loan to Polomar Pharmacy up to $700,000 in one or more advances from time to time. An initial draw under the Reprise Note in the amount of $522,788 was made, which funds were used to repay all amounts due to Reprise pursuant to prior undocumented loans provided by Reprise to Polomar Pharmacy. On June 30, 2025, Reprise exchanged $300,000 of the amount due and owing under the Reprise Note for 60 shares of the Company’s newly designated and issued Series A Convertible Preferred Stock. The Reprise Note was amended on July 2, 2025 (the “2nd Amendment”), providing that the remaining principal balance of $597,549.74 of the Reprise Note shall be subject to an annual interest rate of 12% and all outstanding principal and accrued interest shall be due and payable on or before July 31, 2027 As of September 30, 2025, the outstanding principal amount of the Reprise Note was $686,403.74 plus accrued interest of $18,815. Also, Reprise is an affiliate of Daniel Gordon and GLD Partners, LP. (“GLDLP”). Mr. Gordon is the President of Reprise and the majority shareholder of GLD Management, Inc. (“GLD Management”), the general partner of GLDLP, affiliates of which own CWR, and, as such, may be deemed to beneficially own shares held directly by CWR.

Effective as of August 16, 2024, the Company entered into a Promissory Note and Loan Agreement (the “CWR Note”), as the borrower, with CWR as the lender. Pursuant to the CWR Note, CWR agreed to loan to the Company up to $250,000 in one or more advances from time to time. An initial draw under the CWR Note in the amount of $157,622.56 was made, which funds are being used to repay CWR all amounts due to CWR pursuant to prior undocumented loans provided by CWR to the Company. On July 2, 2025, the Company and CWR executed an amendment to the CWR Note (“CWR First Amendment”), effective on June 30, 2025, whereby CWR exchanged the CWR Note for 90 shares of the Company’s Series A Convertible Stock.

On July 21, 2025, the Company entered into a new Promissory Note and Loan Agreement with CWR (“CWR Note II”).

F-23

The CWR Note II incorporates the following material terms:

●	The Company may draw up to $150,000 per the terms of the CWR Note II. The Company is required to meet certain milestones as more fully described in the CWR Note II in order to draw funds from CWR.

●	The CWR Note II shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the CWR Note II.

●	The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the CWR Note II is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

On September 17, 2025, the Company and CWR executed an amendment to the CWR Note II (the “CWR II First Amendment”). The CWR II First Amendment increased the principal amount that the Company may draw upon by $150,000 (the “CWR II Additional Principal”) to $300,000. The CWR II Additional Principal has certain restrictions regarding the use of any funds drawn by the Company. The Company may only utilize CWR II Additional Principal for costs associated with the manufacturing and testing of its inhalable sildenafil product. The CWR II Additional Principal shall be subject to a 3% discount per draw.

All other material terms of CWR Note II remain unchanged.

As of September 30, 2025, the Company has received draws pursuant to the terms of the CWR Note II in the amount of $172,136.16 plus accrued interest of $2,152.

CWR, an affiliate of the Company, owns approximately 18% of the issued and outstanding shares of the Common Stock of the Company. Daniel Gordon, CWR’s manager, controls or beneficially owns approximately 24% of the issued and outstanding Common Stock of the Company; therefore, Mr. Gordon has voting control over approximately 42% of the issued and outstanding shares of the Company’s Common Stock.

On July 28, 2025, the Company entered into a Promissory Note and Loan Agreement (the “Profesco Note”) with Profesco Holdings, LLC., a Michigan limited liability company (“Profesco Holdings”).

The Profesco Note incorporates the following material terms:

●	The Company may draw up to $100,000 per the terms of the Profesco Note.

●	The Profesco Note shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the Profesco Note. The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the Profesco Note is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

Terrence M. Tierney, the Company’s CEO, President and Secretary and a director of the Company, is the sole member and manager of Profesco Holdings.

As of September 30, 2025, the Company has received draws pursuant to the terms of the Profesco Note in the aggregate amount of $114,878.36.

Corporate Actions

On October 10, 2024, the Company filed Amended and Restated Articles of Incorporation (the “Articles”) with the Secretary of State of the State of Nevada to effect the following actions:

1.	To change the name of the Company from Trustfeed Corp. to Polomar Health Services, Inc.;

2.	To increase the Company’s authorized shares of “blank check” preferred stock to 5,000,000; and

3.	To effect a reverse stock split with a ratio of 1-for-10.

F-24

On November 1, 2024, the Company effected the 1 for 10 reverse stock split. Accordingly, as of November 1, 2024, there were 27,657,679 shares of our common stock issued and outstanding.

In addition, the Company adopted our 2024 Equity and Incentive Compensation Plan.

Effective December 12, 2024, the Company’s trading symbol was changed from TRFE to PMHS.

License Agreement

On June 29, 2024, Trustfeed executed a Know How and Patent License Agreement (the “License Agreement”) with Pinata Holdings, Inc., a Delaware corporation (“Pinata”), as restated and amended on January 9, 2025, to license from Pinata certain patent pending intellectual property rights and know how (the “IP Rights”) regarding the proprietary delivery of products containing metformin, eletriptan, sumatriptan, semaglutide, liraglutide and sildenafil (the “Ingredients”). The license is worldwide, non-exclusive and non-transferable pursuant to the terms of the License Agreement.

The Company shall be obligated to pay a royalty to Pinata ranging from ten percent (10%) to twenty percent (20%) of the net sales from products utilizing the IP Rights containing the Ingredients.

The License Agreement has a perpetual term, subject to the right of either party to terminate (a) if the other party commits a material breach of its obligations under the License Agreement and fails to cure such breach and (b) at any time upon 180 days prior written notice to the other party.

The Company’s wholly owned subsidiary, Polomar Pharmacy, presently utilizes the licensed IP rights in its inhalable sildenafil products and intends to use the licensed IP rights for inhalable sumatriptan and oral GLP-1 receptor agonists.

On January 9, 2025, the Company entered into a Restated and Amended Know How and Patent License Agreement with Pinata Holdings, Inc., (the “Restated Agreement”). The Restated Agreement was modified to include Polomar Pharmacy as an additional party to the Restated Agreement and the right of the Company to sub-license the licensed intellectual property was removed from the Restated Agreement. All other material terms of the original agreement remain unchanged.

Pinata is an affiliate of CWR.

License Agreement Valuation

The Company believes that the IP rights will positively affect the Company’s revenue during the term of the License Agreement. Assuming the USPTO grants patent protection to some or all of the IP Rights, then the Company can expect twenty years of statutory protection of the IP Rights.

The Company utilized the income approach to value the intellectual property rights licensed from Pinata. The Company, based upon contractual obligations and sales projections provided to us by ForHumanity, Inc. (see below), projected annual gross revenues through December 31, 2029. After deducting contractual royalties due to Pinata and cost of goods sold we determined that the license had a net present value of $9,735,000. We additionally took into consideration that while the term of the license is perpetual it is non-exclusive, the underlying intellectual property has not as of the date of this filing been granted patent protection by the USPTO and the license is terminable on one-hundred eighty (180) days notice by either party.

FORHumanity Agreement

On March 11, 2025, Polomar executed a Product Fulfillment and Distribution Agreement, effective on March 12, 2025, as amended on March 17, 2025, and Amended and Restated on August 19, 2025 and as amended on September 23, 2025, and as further amended on October 1, 2025 (the “ForHumanity Agreement”) with ForHumanity, Inc., a Delaware corporation (“ForHumanity”) and Island Group 40, LLC (“IG4”).

The ForHumanity Agreement allows ForHumanity to exclusively market (through March 31, 2026), Polomar’s previously licensed, patent pending, inhalable sildenafil and inhalable eletriptan (the “Products”). While sildenafil and eletriptan have been approved by the FDA for prescription use in an oral form and both medications are generally accepted as safe, the FDA has not approved out inhalable compound formulation. Pursuant to the ForHumanity Agreement, Polomar shall be solely responsible for fulfilling valid prescriptions for the above-referenced medications through Polomar Pharmacy. IG4 provides account management services on behalf of Polomar.

The ForHumanity Agreement incorporates the following material terms:

●	The license is for an initial term of forty-two months and may be automatically renewed for additional terms provided ForHumanity meets certain revenue commitments prior to the end of the initial term.

●	In exchange for a guaranteed payment of $750,000 ($200,000 of which has been received by Polomar to date), $50,000 is due on or before October 24, 2025, and the remainder on or before November 28, 2025. Polomar has granted ForHumanity exclusivity to market the Products to potential customers through April 30, 2026. Exclusivity may be extended through June 30, 2026, provided ForHumanity provides at least $1,500,000 in gross revenue to Polomar during the first quarter of 2026. The ForHumanity Agreement provides for additional exclusivity extensions upon ForHumanity meeting increased revenue goals to Polomar, including an extension of exclusivity through December 31, 2026, provided Polomar receives gross revenues from ForHumanity of $3,000,000 for the period January 1, 2026, through June 30,2026.

●	Based upon ForHumanity’s forecasted sales, Polomar expects approximately $342,333 in gross revenue for the fourth quarter of 2025 and approximately $621,126 in the first quarter of 2026.

F-25

Appointment of CFO

Effective April 10, 2025, the Company’s Board of Directors appointed Charlie Lin, the Company’s current Controller to the office of Treasurer and Mr. Lin shall additionally serve as the Company’s Chief Financial Officer. Also, effective April 10, 2025, Mr. Tierney resigned his position as Treasurer and Chief Financial Officer.

Director Services Agreements

On May 7, 2025, the Company entered into a Board of Directors Services Agreement with David Spiegel, a director of the Company (the “DS Agreement”). The DS Agreement provides for Mr. Spiegel to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Spiegel was appointed to the Board on October 1, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Spiegel is entitled to fiscal compensation in the amount of $36,534.00 and shall receive a total of 104,383 shares of restricted common stock pursuant to the terms of the DS Agreement. On June 25, 2025, the Company issued 70,784 shares of fully vested stock to Mr. Spiegel. On July 15, 2025, and August 15, 2025, respectively, the Company issued an additional 8,400 shares of restricted common stock to Mr. Spiegel. The Company has issued a total of 87,584 shares to Mr. Spiegel through September 30, 2025. (See Note 6 – Subsequent Events).

On May 7, 2025, the Company entered into a Board of Directors Services Agreement with Gabe Del Virginia, a director of the Company (the “GDV Agreement”). The GDV Agreement provides for Mr. Del Virginia to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Del Virginia was appointed to the Board on July 18, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Del Virginia is entitled to fiscal compensation in the amount of $43,750.00 and shall receive a total of 125,000 shares of restricted common stock pursuant to the terms of the GDV Agreement. On June 27, 2025, the Company issued 91,677 shares of fully vested restricted stock to Mr. Del Virginia. On July 15, 2025, and August 15, 2025, respectively, the Company issued an additional 8,333 shares of restricted common stock to Gabriel Del Virginia. The Company has issued a total of 108,333 shares to Mr. Del Virginia through September 30, 2025. (See Note 6 – Subsequent Events).

F-26

On June 21, 2025, the Company entered into a Board of Directors Services Agreement with Terrence M. Tierney, a director of the Company (the “TMT Agreement”). The TMT Agreement provides for Mr. Tierney to receive $35,000.00 per annum, in the form of restricted shares of the Company’s common stock as compensation for serving on the Company’s Board. Mr. Tierney was appointed to the Board on March 21, 2024, and his initial term shall end on October 16, 2025; therefore, Mr. Tierney is entitled to fiscal compensation in the amount of $43,750.00 for the period March 21, 2024, through June 21, 2025, and an additional $10,983 through October 16, 2025. Mr. Tierney shall be entitled to receive a total of 156,381 shares of restricted common stock pursuant to the terms of the TMT Agreement. The Company has issued a total of 161,028 shares to Mr. Tierney as of September 30, 2025, 25,000 shares were issued on September 15, 2025, pursuant to the terms of Mr. Tierney’s Executive Employment Agreement. Mr. Tierney waived his remaining director compensation upon becoming an employee of the Company.

Altanine Merger Agreement

On July 23, 2025, the Company, Polomar Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Altanine Inc., a Nevada corporation (“Altanine”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Altanine, with Altanine continuing as the Surviving Company (the “Surviving Company”) and a wholly owned subsidiary of the Company (the “Altanine Merger”).

Following the consummation of the Altanine Merger, former common stockholders of Altanine are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Company common stock and current common stockholders of the Company are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Company common stock. The Company also agreed to assume Altanine’s existing incentive plan, and all outstanding options granted by Altanine, as adjusted by the Exchange Ratio. Additionally, at the Effective Time, all unexercised and unexpired warrants to purchase shares of Altanine common stock or preferred stock, then outstanding shall be converted into and become a warrant to purchase the Company’s common stock, as adjusted by the Exchange Ratio.

The board of directors of the Company (the “Board”) and of Altanine unanimously approved the Merger Agreement and the transactions contemplated thereby.

The foregoing summary of the Altanine Merger Agreement and the Altanine Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Altanine Merger Agreement, a copy of which is herein incorporated by reference to the Current Report on Form 8-K filed with the SEC on July 29, 2025. On October 8, 2025, the Company and Altanine executed an amendment to the Altanine Merger Agreement (See Note 6 – Subsequent Events).

Professional Services Agreement

On July 28, 2025, the Company executed Addendum #3 to the Professional Services Agreement dated March 21, 2024, in effect between Profesco, Inc., Terrence M. Tierney and the Company (the “Services Agreement”).

Polomar, Profesco and Tierney agree as follows:

1.	The ServiceAgreement shall be extended through August 31, 2025.
2.	Total compensation for the period commencing on April 1, 2025, through August 31, 2025, shall be at a flat rate of sixty-four thousand and 00/100 dollars ($64,000.00) plus reasonable approved expenses.
3.	Profesco shall issue to Polomar semi-monthly invoices for services rendered pursuant to the Agreement.
4.	Tierney shall continue to serve as the President, interim CEO and Secretary of Polomar.
5.	The remaining terms of the Agreement shall remain unchanged and in full effect.

Employment Agreement

Effective September 15, 2025, the Company has entered into an Executive Employment Agreement (“Tierney Employment Agreement”) with Terrence M. Tierney. Mr. Tierney shall serve as the Company’s President, Chief Executive Officer and Secretary.

F-27

Mr. Tierney will earn a salary of $27,750 per month and will be eligible to receive an annual discretionary bonus, with a target annual bonus of seventy-five percent (75%) of his base salary, in accordance with Polomar’s compensation policy and as determined by Polomar’s Compensation Committee.

Mr. Tierney’s employment is considered “at-will”, and he will be entitled to benefits offered by Polomar to other senior executive employees, including health insurance, paid leave, employee stock options, and participation in any 401K plan offered by Polomar. Mr. Tierney is to receive a sign-on bonus of 125,000 shares of Polomar’s common stock vesting over a five-month period, and 1,000,000 ten-year non-qualified options to purchase Polomar’s common stock at a strike price of $.20 per share. As of September 30, 2025, the Company has issued 25,000 shares to Mr. Tierney pursuant to the terms of the Tierney Employment Agreement. As of the date of this filing Mr. Tierney has not exercised any of his options.

In accordance with the terms of the Tierney Employment Agreement, Mr. Tierney will be eligible to receive severance benefits upon termination of his employment by Polomar without cause or upon his resignation for good reason, including accelerated vesting of his employee stock options, a lump sum payment, and reimbursement of health insurance premiums. Mr. Tierney will also be entitled to certain severance benefits upon his termination in the event of a change in control of Polomar, including a lump sum payment and accelerated vesting of his employee stock options.

Mr. Tierney will have rights to indemnification and directors’ and officers’ liability insurance maintained by Polomar. Pursuant to the terms of the Tierney Employment Agreement the Company and Mr. Tierney have agreed to a November 1, 2025, “Start Date”.

The Company’s address is 32866 US Hwy. 19 N, Palm Harbor, FL 34684.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited condensed financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the period presented have been reflected herein.

It is management’s opinion, however, that all material adjustments (consisting of normal and recurring adjustments) have been made which are necessary for a fair financial statements presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value. The Company did not have any cash equivalents as of September 30, 2025 and December 31, 2024.

F-28

Stock-based compensation

The Company follows ASC 718-10, “Stock Compensation”, which addresses the accounting for transactions in which an entity exchanges its equity instruments for goods or services, with a primary focus on transactions in which an entity obtains employee services in share-based payment transactions. ASC 718-10 is a revision to SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. ASC 718-10 requires measurement of the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). Incremental compensation costs arising from subsequent modifications of awards after the grant date must be recognized.

Earnings per share

The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Revenue recognition

The Company recognizes revenue in accordance with generally accepted accounting principles as outlined in the Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 606, Revenue From contracts with Customers, which requires that five basic criteria be met before revenue can be recognized: (i) identify the contract with the customer; (ii) identity the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price; and (v) recognize revenue when or as the entity satisfied a performance obligation. Revenue from the sale of goods is recognized when all the following conditions are satisfied:

Revenue from the sale of goods is recognized when all the following conditions are satisfied:

Identification of the Contract: The Company identifies a contract with a customer when an agreement exists that creates enforceable rights and obligations for both parties

Identification of Performance Obligations: The Company identifies the distinct performance obligations within each contract. A performance obligation is a promise to transfer to the customer a distinct good or service (or a bundle of goods or services) that is separately identifiable from other promises in the contract.

Determination of Transaction Price: The transaction price is determined based on the consideration to which the company expects to be entitled in exchange for transferring goods to the customer.

Allocation of Transaction Price: The transaction price is allocated to each performance obligation based on its standalone selling price.

Recognition of Revenue: Revenue is recognized when control of the goods is transferred to the customer, which generally occurs at a point in time when the goods are shipped or delivered, and the customer obtains legal title. For contracts that include multiple performance obligations, revenue is allocated to each performance obligation based on its relative standalone selling price. If the standalone selling price is not directly observable, the Company estimates it using appropriate valuation techniques, such as the adjusted market assessment, expected cost plus margin, or residual approach, depending on the nature of the performance obligation.

Fair value of financial instruments

The Company measures fair value in accordance with ASC 820 - Fair Value Measurements. ASC 820 defines fair value and establishes a three-level valuation hierarchy for disclosures of fair value measurements. ASC 820 establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, ASC 820 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by ASC 820 are:

F-29

Level 1 - Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 - Inputs (other than quoted market prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 - Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. Valuation of instruments includes unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

As defined by ASC 820, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, which was further clarified as the price that would be received to sell an asset or paid to transfer a liability (“an exit price”) in an orderly transaction between market participants at the measurement date.

The reported fair values for financial instruments that use Level 2 and Level 3 inputs to determine fair value are based on a variety of factors and assumptions. Accordingly, certain fair values may not represent actual values of the Company’s financial instruments that could have been realized as of December 31, 2023, or that will be recognized in the future, and do not include expenses that could be incurred in an actual settlement. The carrying amounts of the Company’s financial assets and liabilities, such as cash, accounts receivable, receivables from related parties, prepaid expenses and other, accounts payable, accrued liabilities, and related party and third-party notes payables approximate fair value due to their relatively short maturities. The Company’s notes payable to related parties approximates the fair value of such instrument based upon management’s best estimate of terms that would be available to the Company for similar financial arrangements at September 30, 2025, and December 31, 2024.

Intellectual Property

We capitalize external costs, such as filing fees and associated attorney fees, incurred to obtain issued patents, knowhow and patent license rights. We expense costs associated with maintaining and defending patents subsequent to their issuance in the period incurred. We amortize capitalized intellectual property on a straight-line basis over 10 years, which represents the estimated useful lives of the patents, know-how and patent license rights. The ten-year estimated useful life is based on our assessment of such factors as: the integrated nature of the portfolios being licensed, the overall makeup of the portfolio over time, and the length of license agreements for such patents. We assess the potential impairment to all capitalized net intellectual property costs when events or changes in circumstances indicate that the carrying amount of our patent portfolio may not be recoverable.

The carrying value of intellectual property as of September 30, 2025, is $8,761,501 which is included within “Other Assets” in the consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill

Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the net tangible and identified intangible assets acquired under a business combination. The Company reviews impairment of goodwill at least annually and more frequently if there are signs of impairment. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether a quantitative goodwill impairment test is necessary. If the Company concludes it is more likely than not that the fair value of a reporting unit exceeds its carrying amount, the Company need not perform the quantitative assessment.

F-30

If based on the qualitative assessment, the Company believes it is more likely than not that the fair value of a reporting unit is less than its carrying value, a quantitative assessment test is required to be performed. This assessment requires the Company to compare the fair value of each reporting unit to its carrying value including allocated goodwill. The Company determines the fair value of its reporting units generally using a combination of the income and market approaches. The income approach is estimated through the discounted cash flow method based on assumptions about future conditions such as future revenue growth rates, new product and technology introductions, gross margins, operating expenses, discount rates, future economic and market conditions, and other assumptions. The market approach estimates the fair value of the Company’s equity by utilizing the market comparable method which is based on revenue multiples from comparable companies in similar lines of business. If the carrying value of a reporting unit exceeds the reporting unit’s fair value, a goodwill impairment charge will be recorded for the difference up to the carrying value of goodwill.

Other Intangible Assets

Intangible assets consist of Polomeds.com; Polomarhs.com. Refer to the above Intellectual Property section for more information on acquired patents, know-how, patent license rights and existing technology. We make judgments about the recoverability of acquired finite-lived intangible assets whenever facts and circumstances indicate that the useful life is shorter than originally estimated or that the carrying amount of assets may not be recoverable. If such facts and circumstances exist, we assess recoverability by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairments, if any, are based on the excess of the carrying amount over the fair value of those assets. If the useful life is shorter than originally estimated, we would accelerate the rate of amortization and amortize the remaining carrying value over the new shorter useful life.

The carrying value of Other Intangible Assets as of September 30, 2025, was $225,000, which is included within “Other Non-Current Assets” in the consolidated balance sheets.

Going Concern

The accompanying consolidated condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.

Management evaluated all relevant conditions and events that are reasonably known or reasonably knowable, in the aggregate, as of the date the consolidated condensed financial statements are issued and determined that substantial doubt exists about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on the Company’s ability to generate revenues and raise capital. The Company has not generated revenues to provide sufficient cash flows to enable the Company to finance its operations internally. As of September 30, 2025, the Company had $38,854 cash on hand. As of September 30, 2025, the Company has an accumulated deficit of $4,623,356. For the nine months ended September 30, 2025, the Company had a net loss of $1,712,193 and cash used in operations of $586,016. These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year from the date of filing.

Over the next twelve months, management plans to raise additional capital upon the closing of the Altanine Merger transaction, invest its working capital resources in Polomar’s pharmacy operations and in other potential business opportunities. However, there is no guarantee the Company will raise sufficient capital to continue operations. The condensed unaudited financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

F-31

Recent accounting pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The amendments in this ASU require disclosures, on an annual and interim basis, of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), as well as the aggregate amount of other segment items included in the reported measure of segment profit or loss. This ASU requires that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. This ASU is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted. The amendments in this ASU should be applied retrospectively to all prior periods presented in the financial statements. The Company adopted the ASU and determined that its adoption did not have a material impact on the Company’s condensed consolidated financial statements and related disclosures. As defined in the ASU, operating segments are components of an enterprise about which discrete financial information is regularly provided to the CODM in making decisions on how to allocate resources and assess performance for the organization. The Company operates and manages its business as one reportable and operating segment. The Company’s CODM is the Chief Executive Officer. The Company’s CODM reviews condensed consolidated operating results to make decisions about allocating resources and assessing performance for the entire Company.

In January 2025, the FASB issued ASU 2025-01 to clarify the effective date of ASU 2024-03 Income statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. ASU 2025-01 requires PBEs to adopt the amendments of ASU 2024-03 in annual reporting periods beginning after December 15, 2026, and interim periods within annual reporting periods beginning after December 15, 2027. Early adoption of ASU 2024-03 is permitted.

In May of 2025, the FASB issued ASU 2025-04 to clarify the accounting treatment of share-based compensation payable to a customer. The Company has not engaged in providing share-based compensation to a customer and does not presently anticipate doing so.

In July of 2025, the FASB issued ASU 2025-05, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Losses. This ASU update provides (1) all entities with a practical expedient and (2) entities other than public business entities with an accounting policy election when estimating expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under Topic 606.

In September of 2025, the FASB issued ASU 2025-06, Goodwill and Other – Internal-Use Software (Subtopic 350-40): Targeted Improvements to for the Accounting of Internal-Use Software. This ASU provides (1) entities remove all references to prescriptive and sequential software development stages (referred to as “project stages”) throughout Subtopic 350-40.

In September of 2025, the FASB issued ASU 2025-07, Derivatives and Hedging (Topic 815) and Revenue from Contracts with Customers (Topic 606): Derivatives Scope Refinements and Scope Clarification for Share-Based Noncash Consideration from a Customer in a Revenue Contract. This ASU (1) refines the scope of the guidance on derivatives in ASC 8152 (Issue 1) and (2) clarifies the guidance on share-based payments from a customer in ASC 606 (Issue 2). The ASU is intended to address concerns about the application of derivative accounting to contracts that have features based on the operations or activities of one of the parties to the contract and to reduce diversity in the accounting for share-based payments in revenue contracts.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – RELATED PARTY TRANSACTIONS

Due to related party

On August 13, 2024, as amended on November 8, 2024, Polomar Specialty Pharmacy, LLC entered into a Promissory Note and Loan Agreement with Polomar Pharmacy as the borrower and Reprise Management, Inc. (“Reprise”) as the Lender (the “Reprise Note”). Pursuant to the Reprise Note, Reprise agreed to loan to Polomar Pharmacy up to $700,000 in one or more advances from time to time. An initial draw under the Note in the amount of $522,788 was made, which funds were used to repay all amounts due to Reprise pursuant to prior undocumented loans provided by Reprise to Polomar Pharmacy. On June 30, 2025, Reprise exchanged $300,000 of the amount due and owing under the Reprise Note for 60 shares of the Company’s newly designated and issued Series A Convertible Preferred Stock. The Reprise Note was amended on July 2, 2025 (the “2nd Amendment”), providing that the remaining principal balance of $597,549.74 of the Reprise Note shall be subject to an annual interest rate of 12% and all outstanding principal and accrued interest shall be due and payable on or before July 31, 2027. As of September 30, 2025, the outstanding principal amount of the Reprise Note was $686,403.74 plus accrued interest of $18,815.

F-32

Reprise is an affiliate of Daniel Gordon and GLDLP. Mr. Gordon is the President of Reprise and the majority shareholder of GLD Management, Inc., the general partner of GLDLP, affiliates of which own CWR, and, as such, may be deemed to beneficially own shares held directly by CWR.

Effective as of August 16, 2024, we entered into a Promissory Note and Loan Agreement (the “CWR Note”), as the borrower, with CWR 1, LLC as the lender (“Lender” or “CWR”). Pursuant to the CWR Note, CWR agreed to loan to the Company up to $250,000 in one or more advances from time to time. An initial draw under the Note in the amount of $157,622.56 was made, which funds are being used to repay the Lender all amounts due to Lender pursuant to prior undocumented loans provided by Lender to the Company. As of June 30, 2025, the outstanding principal amount of the Note was $450,000, inclusive of all accrued interest. On July 2, 2025, the Company and Lender executed an amendment to the CWR Note (“First Amendment”), effective as of June 30, 2025, the Lender exchanged the Note for 90 shares of the Company’s Series A Convertible Stock. The Company considers the CWR Note paid in full as of June 30, 2025.

On January 31, 2025, Daniel Gordon, an affiliate of the Company, personally loaned the Company the sum of $10,000. As of April 1, 2025, the loan has been repaid in full.

Related Party Loans

On July 21, 2025, the Company entered into a new Promissory Note and Loan Agreement with CWR (“CWR Note II”).

The Note incorporates the following material terms:

The Company may draw up to $150,000 per the terms of the CWR Note II. The Company is required to meet certain milestones as more fully described in the Note in order to draw funds from CWR.

The CWR Note II shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the CWR Note II.

The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the CWR Note II is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

On September 17, 2025, the Company and CWR executed an amendment to the CWR Note II (the “CWR II First Amendment”). The CWR II First Amendment increased the principal amount that the Company may draw upon by $150,000 (the “CWR II Additional Principal”) to $300,000. The CWR II Additional Principal has certain restrictions regarding the use of any funds drawn by the Company. The Company may only utilize CWR II Additional Principal for costs associated with the manufacturing and testing of its inhalable sildenafil product. The CWR II Additional Principal shall be subject to a 3% discount per draw.

All other material terms of CWR Note II remain unchanged.

As of September 30, 2025, the Company has received draws pursuant to the terms of the Amended Note II in the amount of $172,136.16 plus accrued interest of $2,152.

CWR, an affiliate of the Company, owns approximately 18% of the issued and outstanding shares of the common stock of the Company. Daniel Gordon, CWR’s manager controls or beneficially owns approximately 24% of the issued and outstanding common stock of the Company; therefore, Mr. Gordon has voting control over approximately 42% of the issued and outstanding shares of the Company’s common stock.

F-33

On July 28, 2025, the Company entered into a Promissory Note and Loan Agreement (the “Profesco Note”) with Profesco Holdings, LLC., a Michigan limited liability company (“Profesco Holdings”).

The Note incorporates the following material terms:

●	The Company may draw up to $100,000 per the terms of the Note.

●	The Note shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the Note. The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the Note is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

On November 17, 2025, the Company and Profesco Holdings executed an amendment to the Profesco Note (the “Profesco First Amendment”).

●	The Profesco First Amendment increased the principal amount that the Company may draw upon by $100,000 (the “Profesco Additional Principal”) to $200,000.

●	The Profesco Additional Principal shall be subject to a 3% origination fee per draw. The annual interest rate to be charged on the Additional Principal shall be 15%, simple interest. The Profesco First Amendment contains provisions for repayment of the Profesco Note between November 1, 2025, and December 31, 2025.

●	Any remaining principal due and owing after on or after January 1, 2026 shall be subject to an 18% annual interest rate.

Terrence M. Tierney, the Company’s interim CEO, President and Secretary and a director of the Company, is the sole member and manager of Profesco Holdings.

As of September 30, 2025, the Company has received draws pursuant to the terms of the Note in the aggregate amount of $114,878.36.

NOTE 4 – INCOME TAXES

The components of the Company’s provision for federal income tax for the years ended September 30, 2025 and 2024 consist of the following:

	September 30,	September 30,
	2025	2024
Federal income tax benefit attributable to:
Current operations	$4,623,356	$2,192,373
Less: valuation allowance	(4,623,356)	(2,192,373)
Net provision for federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	September 30,	September 30,
	2025	2024
Deferred tax asset attributable to:
Net operating loss carryover	$970,905	$460,398
Less: valuation allowance	(970,905)	(460,398)
Net deferred tax asset	$-	$-

F-34

NOTE 5 – STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 295,000,000 authorized shares of common stock with a par value of $0.001 as of September 30, 2025, and 2024, respectively. The Company had 28,019,624 and 27,657,679 issued and outstanding shares of common stock as of September 30, 2025, and 2024, respectively.

The Company previously had 5,000,000 authorized shares of preferred stock with a par value of $0.001, which the Company had designated as Series A Preferred Stock. As of December 31, 2023, 500,000 shares of Series A Preferred Stock were issued and outstanding. In conjunction with the Merger and the Series A Preferred Stock designation the 500,000 issued and outstanding shares were converted into 10,000,000 (pre-split) shares of the Company’s common stock.

The Company also has 5,000,000 authorized shares of “blank check” preferred stock. As of September 30, 2025, the Company has designated 500 shares of Series A Convertible Preferred Stock ($.001 par value) (the “Series A Preferred”) and has issued 150 shares of the Series A Preferred.

NOTE 6 – SUBSEQUENT EVENTS

On October 8, 2025, Polomar Health Services, Inc. (the “Company”) entered into a First Amendment to Agreement and Plan of Merger and Reorganization (the “Amendment”), which amended the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of July 23, 2025, by and among the Company, Polomar Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company, and Altanine Inc., a Nevada corporation.

The Amendment amended the Merger Agreement to provide that the “Exchange Ratio” shall mean the exchange ratio of one share of Parent Common Stock (as defined in the Merger Agreement) for each share of Company Common Stock (as defined in the Merger Agreement) and five shares of Parent Preferred Stock (as defined in the Merger Agreement) for each share of Company Preferred Stock (as defined in the Merger Agreement), subject to adjustment.

On October 23, 2025, the Company extended the due date for the remaining $50,000 initial exclusivity payment that was due on October 24, 2025, to November 21, 2025, and the remaining $500,000 exclusivity payment is expected to be received on or before December 31, 2025.

On October 29, 2025, pursuant to the terms of the September 15, 2025, Executive Employment Agreement between the Company and Mr. Tierney, the Company and Mr. Tierney mutually agreed that Mr. Tierney’s “Start Date” would be November 1, 2025.

On October 29, 2025, the Company and Profesco, Inc. agreed to Addendum #4 to the Professional Services Agreement in effect between the Company, Profesco, Inc. and Mr. Tierney extending the agreement through October 31, 2025. The Addendum provides total compensation in the amount of $32,000 plus reasonable expenses for the period September 1, 2025, through October 31, 2025.

On November 15, 2025, the Company issued 16,667 shares of the Company’s common stock to Gabriel Del Virginia in fulfillment of the Company’s obligations pursuant to Mr. Del Virginia’s Director Services Agreement.

On November 15, 2025, the Company issued 16,799 shares of the Company’s common stock to David Spiegel in fulfillment of the Company’s obligations pursuant to Mr. Spiegel’s Director Services Agreement.

On November 17, 2025, the Company and Profesco Holdings executed an amendment to the Profesco Note (the “Profesco First Amendment”). The Profesco First Amendment increased the principal amount that the Company may draw upon by $100,000 (the “Profesco Additional Principal”) to $200,000. The Profesco Additional Principal shall be subject to a 3% origination fee per draw. The annual interest rate to be charged on the Additional Principal shall be 15%, simple interest. The Profesco First Amendment contains provisions for repayment of the Profesco Note between November 1, 2025, and December 31, 2025. Any remaining principal on or after January 1, 2026, shall be subject to an 18% annual interest rate.

F-35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Altanine, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Altanine, Inc. (the Company) as of December 31, 2024 and 2023, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2024 and 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years ended December 31, 2024 and 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has continued to incur significant operating losses, negative cash flows from operations, and working capital deficit during the years ended December 31, 2024 and 2023 and has negative working capital at December 31, 2024. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) “PCAOB” and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted un the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Rose, Snyder & Jacobs LLP

Encino, California

We have served as the Company’s auditor since 2025

November 21, 2025

F-36

ALTANINE, INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2024	December 31, 2023
ASSETS
Current assets
Cash	$3,026	$522
Prepaid and other current assets	122,895	1,690
Total current assets	125,921	2,212

Intellectual property, net	9,646,450	-
Deferred financing costs	402,806	-

Total assets	$10,175,177	$2,212

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$187,736	$-
Accrued liabilities	366,854	-
Warrant liability	601,537	-
Total current liabilities	1,156,127	-

Line of credit- related party	1,661,600	-
Total liabilities	2,817,727	-

Commitments and Contingencies (Note 7)

Stockholders’ Equity

Common stock; $0.0003 par value; 200,000,000 shares authorized; 25,988,043 and 18,570,000 shares issued and outstanding as of December 31, 2024, and 2023, respectively.	8,663	6,190
Additional paid-in capital	10,589,482	-
Accumulated deficit	(3,240,695)	(3,978)
Total stockholders’ equity	7,357,450	2,212

Total liabilities and stockholders’ equity	$10,175,177	$2,212

The accompanying notes are an integral part of these consolidated financial statements.

F-37

ALTANINE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Revenues	$-	$-

Cost of Goods Sold	-	-

Gross profit	-	-

Operating expenses:
General and administrative	1,403,308	3,978
Stock-based compensation	582,888	-
Depreciation and amortization	445,221	-
Research and development	569,157	-
Total operating expenses	3,000,574	3,978

Loss from operations	(3,000,574)	(3,978)

Other expense
Change in fair value warrant liability	42,953	-
Interest expense	(279,096)	-
Total other expense	(236,143)	-

Net loss	$(3,236,717)	$(3,978)

Net loss per share - basic and diluted	$(0.13)	$(0.00)

Weighted average common shares outstanding - basic and diluted	24,115,558	18,570,000

The accompanying notes are an integral part of these consolidated financial statements.

F-38

ALTANINE, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Year Ended December 31, 2024

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity

Balance, December 31, 2023	18,570,000	$6,190	$-	$(3,978)	$2,212

Stock-based compensation	-	-	435,625	-	435,625
Issuance of shares for Pinata merger	7,163,043	2,388	9,901,492	-	9,903,880
Issuance of shares for services	255,000	85	252,365	-	252,450
Net loss	-	-	-	(3,236,717)	(3,236,717)

Balance, December 31, 2024	25,988,043	$8,663	$10,589,482	$(3,240,695)	$7,357,450

From December 18, 2023 (inception) to December 31, 2023

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity

Balance, December 18, 2023 (inception)	-	$-	$-	$-	$-

Net proceeds from sale common stock	18,570,000	6,190	-	-	6,190
Net loss	-	-	-	(3,978)	(3,978)
Balance, December 31, 2023	18,570,000	$6,190	$-	$(3,978)	$2,212

The accompanying notes are an integral part of these consolidated financial statements.

F-39

ALTANINE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
OPERATING ACTIVITIES
Net loss	$(3,236,717)	$(3,978)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization deferred financing costs	241,684	-
Amortization intellectual property	445,221	-
Change in fair value	(42,953)	-
Stock-based compensation	582,888	-
Changes in operating assets and liabilities:
Prepaid expenses	(17,708)	-
Accounts payable	94,565	-
Accrued liabilities	366,854	-
Net cash used in operating activities	(1,566,166)	(3,978)

INVESTING ACTIVITIES
Purchase of intellectual property	(50,080)	-
Net cash used in investing activities	(50,080)	-

FINANCING ACTIVITIES
Advances from related party	1,683,750	-
Repayment related party	(65,000)	-
Proceeds from issuance common stock	-	4,500
Net cash provided by financing activities	1,618,750	4,500
Net change in cash	2,504	522
Cash - Beginning of Period	522	-
Cash - End of Period	$3,026	$522
Supplemental Disclosure of Cash Flows Information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-
Non-cash Investing and Financing Activities:
Fair value warrants issued with line of credit	$644,490	$-
Acquisition intellectual property from asset acquisition	$10,041,591	$-
Issuance of common stock for asset acquisition	$9,903,880	$-
Accounts payable assumed from asset acquisition	$137,711	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-40

ALTANINE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1: Nature of Operations

Altanine, Inc., (the “Company”), was formed as a Nevada corporation in December 2023. The Company is a specialty pharmaceutical company focused on developing and commercializing innovative delivery mechanisms for pharmaceutical products which can be sold through compounding pharmacies while awaiting FDA regulatory approval. The Company’s business model is to leverage the innovative and proprietary enteric coating technology and apply such technology to various generic drug compounds to improve areas of drug delivery, bioavailability and moderation of side effects.

On January 20, 2024, the Company entered into a license agreement with Pinata Holdings, Inc. pursuant to which the Company obtained the exclusive right to use another party’s enteric coating technology with respect to its metformin-related products, including products containing metformin and liraglutide. Additionally, pursuant to the terms of the license agreement, the Company obtained the non-exclusive right to use another party’s enteric coating technology with respect to liraglutide-related products. The license agreement required no upfront payment by the Company but instead provided for a royalty payment to be made by the Company on a percentage basis of net sales of the products described above.

On April 1, 2024, AEC Merger Sub Corp, a wholly owned subsidiary of Altanine, Inc., merged with Pinata Holdings, Inc. with Pinata Holdings, Inc. being the surviving entity. As a result of the merger, Pinata Holdings, Inc, became a wholly owned subsidiary of Altanine, Inc. In addition, as part of the merger transaction, the license agreement referred to above between Altanine, Inc. and Pinata Holdings, Inc. was terminated. The acquisition of Pinata Holdings, Inc. enhances the Company’s intellectual property portfolio. For accounting purposes, the transaction has been recorded as an asset acquisition. As consideration for the asset acquisition, shareholders of Pinata Holdings, Inc. received shares in Altanine, Inc. equal to 28% of the outstanding and issued shares of Altanine, Inc. Based on the Accounting Standards Codification 805 (“ASC 805”), “Business Combinations”, the assets acquired and liabilities assumed in the asset acquisition were at relative fair value based on cost. The assets of Pinata Holdings, Inc. were valued by an independent valuation firm. The transaction included Pinata Holdings, Inc.’s patents valued at $10,041,591 and assumption of liabilities of 137,711. The fair value of the consideration was determined by valuating the post-merger enterprise value.

The following table shows the allocation of the consideration for the acquired identifiable assets and liabilities:

Intellectual Property - Patents	$10,041,591
Deferred tax asset, net of valuation allowance	-
Accounts payable and accrued expense assumed	(137,711)
Consideration, net	$9,903,880

On June 24, 2024, the wholly owned subsidiary Pinata Holdings, Inc. entered into a non-exclusive license agreement with Polomar Health Services, Inc.(“licensee”), a related party. Under the terms of the agreement, the licensee will produce, manufacture, distribute and sell products containing metformin, semaglutide, sumatriptan and sildenafil. Royalty revenue is based on net sales of certain products at various royalty rates for the quarter. Royalty revenue is payable within 30 days following the end of the quarter.

F-41

Note 2: Liquidity and Going Concern

Since its inception, the Company has not generated any revenue or commercialized any products. As of December 31, 2024, cash totaled $3,026 and the Company had an accumulated deficit of $3,240,695. The Company has not generated any revenue and anticipates that it will continue to incur net losses for the foreseeable future. In addition, the Company has negative cash flow from operations and negative working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern for the one-year period following the date that these consolidated financial statements were issued.

Historically, the Company’s principal sources of cash have included proceeds from advances from a related party line of credit. The Company expects that the principal uses of cash in the future will be for continuing operations, funding research and development and general working capital requirements. The Company expects that as research and development expenses continue to grow, it will need to raise additional capital to sustain operations and ongoing research and development funding. The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Management’s Plan to Continue as a Going Concern

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Until the Company can generate significant cash from operations, management’s plans to obtain such resources for the Company include proceeds from offerings of the Company’s equity securities, debt, financial support from its related party line of credit, or transactions involving product development, technology licensing or collaboration. Management can provide no assurance that any sources of a sufficient amount of financing will be available to the Company on favorable terms, if at all. Management is currently in the process of seeking additional equity financing, however management’s current plans do not alleviate substantial doubt about the Company’s ability to continue as a going concern.

Note 3: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as found in the Accounting Standards Codification (“ASC”), the Accounting Standards Update (“ASU”) of the Financial Accounting Standards Board (“FASB”) and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Principles of Consolidation

The consolidated financial statements include the accounts of Altanine, Inc. and its wholly owned subsidiary, Pinata Holdings, Inc. All intercompany balances and transactions have been eliminated in consolidation.

Subsidiaries are entities over which the Company has a controlling financial interest, generally through ownership of more than 50% of the voting interest. The Company consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries and any variable interest entities (VIEs) for which the Company is the primary beneficiary. The Company is considered the primary beneficiary of a VIE when it has both (i) the power to direct the activities that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Company evaluates its ownership interests in entities on an ongoing basis to determine whether any changes in circumstances require a reconsideration of the consolidation conclusion.

F-42

Segment Reporting

Operating segments are defined as components of an entity for which discrete financial information is available that is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in deciding how to allocate resources to an individual segment and in assessing performance. The Company’s Chief Executive Officer is determined to be the CODM. The Company operates as one reportable segment under Accounting Standards Codification “ASC” 280, Segment Reporting. The chief operating decision maker (“CODM”) regularly reviews the financial information of the Company at a consolidated level in deciding how to allocate resources and in assessing performance. As of December 31, 2024 and 2023, the Company identified only one operating segment. The Company’s CODM is the Chief Executive Officer.

Emerging Growth Company

The Company qualifies as an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting and other requirements that are otherwise applicable generally to public companies. These provisions include:

▪	being permitted to present only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced Management’s Discussion and Analysis of Financial Condition and Results of Operations disclosure.
▪	reduced disclosure about executive compensation arrangements.
▪	exemption from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved; and
▪	exemption from the auditor attestation requirement in the assessment of internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act.

In addition, under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until those standards would otherwise apply to private companies. We have elected to use this extended transition period for complying with new or revised accounting standards. As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year in which we have total annual gross revenues of $1.235 billion or more, (2) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our common equity securities pursuant to an effective registration statement, (3) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt, or (4) the date on which we are deemed to be a large accelerated filer under the Exchange Act.

F-43

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. On an ongoing basis, management evaluates these estimates and judgments, including those related to useful lives of long-lived assets, accrued research and development expenses and estimated fair values of equity instruments. The Company bases its estimates on various assumptions that it believes are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. Significant estimates include:

▪	Continuation as a going concern; management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets and liquidation of all liabilities in the normal course of business.
▪	Liability for legal contingencies,
▪	Impairment of long-lived assets.
▪	Deferred tax assets valuation allowance,
▪	Fair value of equity instruments and liability classified warrants.

Stock Split

On July 8, 2024, the Board of Directors approved a 3-for-1 split of its issued and outstanding shares of common stock. Accordingly, all share and per share amounts for all periods presented in the accompanying consolidated financial statements and notes thereto have been adjusted retroactively, where applicable, to reflect this stock split.

Cash & Cash Equivalents

The Company places its cash with reputable financial institutions that are insured by the Federal Deposit Insurance Corporation, or FDIC. At times, deposits held may exceed the amount of insurance provided by the FDIC. The Company has not experienced any losses in its cash and believes they are not exposed to any significant credit risk.

Fair Value Measurement

The Company adopted the provisions of FASB Accounting Standards Codification (“ASC”) 820 (the “Fair Value Topic”) which defines fair value, establishes a framework for measuring fair value under U.S. GAAP, and expands disclosures about fair value measurements.

The Company measures fair value under a framework that utilizes a hierarchy prioritizing the inputs to relevant valuation techniques. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of inputs used in measuring fair value are:

▪ Level 1: Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

▪ Level 2: Inputs to the valuation methodology include:

○ Quoted prices for similar assets or liabilities in active markets.

○ Quoted prices for identical or similar assets or liabilities in inactive markets.

○ Inputs other than quoted prices that are observable for the asset or liability.

○ Inputs that are derived principally from or corroborated by observable market data by correlation or other means; and

○ If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

▪ Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement

F-44

When the Company changes its valuation inputs for measuring financial assets and liabilities at fair value, either due to changes in current market conditions or other factors, it could be required to transfer those assets or liabilities to another level in the hierarchy based on the new inputs used. The Company recognizes these transfers at the end of the reporting period that the transfers occur. The development and determination of the unobservable inputs for Level 3 fair value measurements and the fair value calculations are the responsibility of the Company’s chief financial officer and are approved by the chief executive officer. There were no transfers out of Level 3 for the years ended December 31, 2024, and 2023. As of December 31, 2024 ,and 2023, the carrying value of certain financial instruments (cash, prepaid expenses, accounts payable, due to related party and other accrued liabilities) approximated fair value due to the short-term nature of the instruments.

The fair value of the Company’s recorded warrant liability is determined based on unobservable inputs that are not corroborated by market data, which require a Level 3 classification. A Black-Sholes option valuation model was used to determine fair value. The Company records warrant liability on the consolidated balance sheets at fair value with changes in fair value recorded in the consolidated statements of operation.

The following table presents balances of the liabilities with significant unobservable inputs (Level 3) as of December 31, 2024:

	Fair Value Measurements at December 31, 2024, Using
	Quoted Prices in Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Warrant liability	$-	$-	$601,537	$601,537
Total	$-	$-	$601,537	$601,537

The following table presents changes of the warrant liability with significant unobservable inputs (Level 3) for the year ended December 31, 2024:

Warrant
Liability
Balance, December 31, 2023	$-

Issuance of warrant	644,490
Change in estimated fair value	(42,953)

Balance, December 31, 2024	$601,537

Warrant Liability

Common stock purchase warrants issued in consideration of loan facility provided by an affiliated entity are measured at the grant date, based on the fair value of the warrant, classified as deferred financing costs, and is recognized as interest expense over the term of the loan.

The Company accounts for warrants to purchase its common stock in accordance with ASC 480, “Distinguishing Liabilities from Equity”, and ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity.” Warrants that are freestanding financial instruments and do not meet the criteria for equity classification are recorded as liabilities.

F-45

Specifically, the Company evaluates all warrant instruments to determine whether they should be classified as equity or liability based on the terms of the agreement. Warrants that (i) include provisions that could require cash settlement in certain circumstances, (ii) contain down-round or price protection adjustments, or (iii) otherwise fail the “fixed-for-fixed” test are accounted for as derivative liabilities.

Upon initial recognition, these warrant liabilities are recorded at fair value, with subsequent changes in fair value recognized in the statement of operations each reporting period as a component of “change in fair value of warrant liabilities.”

The fair value of warrant liabilities is estimated using the Black-Scholes option pricing model (or other appropriate valuation technique), considering variables such as the Company’s stock price, expected volatility, expected term, risk-free interest rate, and dividend yield. The classification of the warrant liability is reassessed at each balance sheet date, and the instruments are reclassified to equity when the terms are modified such that they no longer meet liability classification criteria.

The Company measures the warrants liability using the Black-Scholes option valuation model using the following assumptions:

	For Years Ending December 31,
	2024	2023

Expected term (years)	5.00	-
Exercise price	$0.40	-
Expected volatility	28.67%	-
Expected dividends	None	-
Risk-free interest rate	4.37%	-
Forfeitures	None	-

The assumptions used in determining fair value represent management’s best estimates, but these estimates involve inherent uncertainties and the application of management’s judgment. As a result, if factors change, including changes in the market value of the Company’s common stock, managements’ assessment, or significant fluctuations in the volatility of the trading market for the Company’s common stock, the Company’s fair value estimates could be materially different in the future.

Stock Compensation

The Company accounts for stock-based compensation in accordance with ASC 718. Stock-based compensation expense is measured based on the grant date fair value of the share grant and recognized on a straight-line basis over the requisite service period, which is the vesting period. The Company estimates the fair value of the stock-based compensation awards using the Black-Scholes model. This model requires the Company to estimate the expected volatility of its common stock and the expected term of the stock options, all of which are highly complex and subjective variables. The variables take into consideration, among other things, actual and projected stock option exercise behavior. For employees and directors, the expected life was calculated based on the simplified method as described by the SEC Staff Accounting Bulletin No. 110, Share-Based Payment. The Company’s estimate of expected volatility was based on the NASDAQ volatility over the last 10 years. The Company selected a risk-free rate based on the one-month LIBOR rate. The Company elects to account for forfeitures as they occur. As such, compensation cost previously recognized for an unvested award that is forfeited because of the failure to satisfy a service condition is revised in the period of forfeiture.

F-46

The total stock-based compensation expense recognized for share grants in the consolidated statements of operations as stock-based compensation expenses for the year ended December 31, 2024 was $147,263. As of December 31, 2024, total unrecognized compensation cost related to unvested share grants was $105,187, classified as prepaid expenses, which is expected to be recognized over the next 3.4 years.

During the year ended December 31, 2024, the Company granted 1,549,500 in stock options with an exercise price of $0.33 (post stock split). No stock options were exercised, cancelled or forfeited. The options vest over a period of 3 months to 48 months. The total stock-based compensation expense recognized for stock options in the consolidated statements of operations as general and administrative expenses for the year ended December 31, 2024 was $435,625. As of December 31, 2024, total unrecognized compensation cost related to unvested option grants was $138,039 which is expected to be recognized over the next 2.3 years.

The Company measures the fair value of stock compensation using the Black-Scholes option method using the following input variables.

Expected term (years)	5.13 - 6.25
Exercise price	$0.33
Expected volatility	28.67%
Expected dividends	None
Risk-free interest rate	5.44%
Forfeitures	None

Supply Chain Disruption / COVID-19 Business Update

Due to the residual impact of the global COVID-19 pandemic, the Company has taken measures to secure its research and development activities, while work in laboratories and facilities has been organized to reduce the risk of COVID-19 transmission.

The extent of the impact of the COVID-19 pandemic on our business, operations and clinical development timelines and plans remains uncertain, and will depend on certain developments, including the duration and spread of the outbreak and its impact on our clinical trials, CROs, manufacturing process, supply chain, and other third parties with whom the Company does business, as well as its impact on regulatory authorities and its key scientific and management personnel.

While the Company is experiencing limited financial impacts at this time, given the global economic slowdown, the overall disruption of global supply chains and the other risks and uncertainties associated with the pandemic, our business, financial condition, and results of operations ultimately could be materially adversely affected. Some of our suppliers have experienced delays in securing critical raw materials; while this has not materially impacted their services, the Company has observed delays in certain activities. Therefore, the Company continues to closely monitor the COVID-19 pandemic as the Company evolves its business continuity plans, clinical development plans and response strategy.

Foreign Trade Relationships / Tariffs

Our operations depend upon favorable trade relations between the US and those foreign countries, including China, in which our materials suppliers have operations. A protectionist trade environment in either the US or those foreign countries in which we do business, such as a change in the current tariff structures, including any tariffs imposed by the US presidential administration and any reciprocal tariffs in response thereto, export compliance or other trade policies, may materially and adversely affect our operations. The transition to a new US presidential administration, including the potential use and effects of tariffs to address the administration’s policy goals, could materially impact the macroeconomic framework in which we operate.

F-47

Natural Disasters

While there have been significant natural disasters across the country, the Company has not been impacted and has not experienced any interruptions in its business, operations and clinical development timelines and plans. In addition, there has been no effect on its supply chain resulting from the national disaster events.

Intellectual Property

Intellectual property is comprised of patents pending. The costs associated with obtaining a patent, such as legal fees, filing fees, licensing fees, and other directly attributable costs, are capitalized for obtained patents. The capitalized costs are then amortized over the useful life of the patent, which is typically the legal life of the patent or its economic life if it’s shorter. The weighted average amortization period is 17 years. We expense costs associated with maintaining and defending obtained patents subsequent to their issuance in the period incurred.

We assess the potential impairment to all capitalized net patent costs when events or changes in circumstances indicate that the carrying amount of our patent portfolio may not be recoverable. In accordance with ASC 350-30-25-3, the costs of internally developing, maintaining, or restoring intangible assets are expensed. During 2024, $10,041,591 patents were acquired through an asset acquisition of Pinata Holdings, Inc.

Amortization expense was $445,221 and $0 for the years ended December 31, 2024 and 2023, respectively. Future amortization expense is expected to be as follows:

Years Ending December 31,
2025	$593,628
2026	593,628
2027	593,628
2028	593,628
2029	593,628
Thereafter	6,678,310

TOTAL	$9,646,450

Research and Development

Research and development costs consist of expenses incurred in connection with the development of the Company’s product candidates. Such expenses include expenses incurred under agreements with contract research organizations, manufacturing and supply scale-up expenses and the cost of acquiring and manufacturing preclinical and clinical trial supply, outsourced laboratory services, including materials and supplies used to support the Company’s research and development activities, and payments made for license fees and milestones that have not been demonstrated to have commercial value. Such expenses are expensed as incurred. The Company has incurred $569,157 and $0 in pre-clinical research expenses for the years ended December 31, 2024 and 2023, respectively.

Related Party Transactions

The Company borrows money under a loan agreement with GLD Sponsor Member II, LLC, a Delaware limited liability company affiliated with the Company’s founder and under which various of his family members are indirect beneficiaries (the “GLD”).

F-48

The Company licenses non-exclusive rights to our technology to Polomar Health Services, Inc. (the “Polomar Parent”), that is a related party due to the Company’s founder having a controlling interest in entities that are significant shareholders of Polomar Parent, and its wholly owned subsidiary Polomar Specialty Pharmacy, LLC, a 503A compounding pharmacy (“Polomar Pharmacy”, and together with Polomar Parent, the “Polomar Licensees”), in exchange for royalties of its sales of products incorporating our licensed technology. Royalty revenue earned in 2024 was $0.

Income Taxes

The Company operates as a C-Corporation and recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. The Company recognizes future tax benefits, measured by enacted tax rates attributable to deductible temporary differences between financial statements and income tax bases of assets and liabilities, and net operating loss carry-forwards to the extent that realization of such benefits is more likely than not.

The Company records the difference between the benefit recognized and measured pursuant to the accounting guidance on accounting for uncertain tax positions taken or expected to be taken on the Company’s tax return. To the extent that the assessment of such tax positions changes, the change in estimate is recorded in the period in which the determination is made. The Company establishes these liabilities based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Company believes that certain positions might be challenged despite the Company’s belief that the tax return positions are fully supportable. The liabilities are adjusted in light of changing facts and circumstances, such as the outcome of tax audits. There are no uncertain tax positions.

Net Loss Per Common Share

Basic net loss per share is calculated by dividing net loss attributable to common shareholders by the weighted- average shares outstanding during the period, without consideration of common share equivalents. Diluted net loss per share is calculated by adjusting weighted-average shares outstanding for the dilutive effect of common share equivalents outstanding for the period including warrants to purchase common share equivalents. For purposes of the diluted net loss per share calculation, preferred shares, profit interests, options and warrants to purchase preferred shares are considered to be common share equivalents but are excluded from the calculation of diluted net loss per common share if their effect would be anti-dilutive. For the years ended December 31, 2024 and 2023, warrants and options to purchase 9,049,500 and 0 shares of common stock, respectively have been excluded from the computation of potentially dilutive securities.

Recently Issued or Newly Adopted Accounting Pronouncements

In November 2023, the FASB issued ASU No. 2023-07, Improvements to Reportable Segment Disclosures. ASU No. 2023-07 focuses on improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant expenses. The ASU is effective for annual periods beginning after December 15, 2023, and for interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company adopted ASU No. 2023-07 for our annual reporting for fiscal year 2024 and updated its disclosures to conform to this new segment disclosure requirement.

F-49

Recent Accounting Pronouncements – Not Yet Adopted

In November 2024, FASB issued ASU 2024-03 Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40) Disaggregation of Income Statement Expenses. The guidance in ASU 2024-03 requires public business entities to disclose in the notes to the financial statements, among other things, specific information about certain costs and expenses including purchases of inventory; employee compensation; and depreciation and amortization expense for each caption on the income statement where such expenses are included. The update is effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted, and the amendments may be applied prospectively to reporting periods after the effective date or retrospectively to all periods presented in the financial statements. The Company is currently evaluating the provisions of this guidance and assessing the potential impact on its financial statement disclosures.

In December 2023, the FASB issued ASU No. 2023-09, Improvements to Income Tax Disclosures. ASU No. 2023-09 focuses on income tax disclosures around effective tax rates and cash income taxes paid. The ASU is effective for annual periods beginning after December 15, 2024. Early adoption is permitted. The Company expects to adopt ASU No. 2023-09 for our annual reporting for fiscal year 2025. The Company does not expect this guidance to have a material impact on the Company’s consolidated financial statements.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future consolidated financial statements or disclosures.

Note 4: Line of Credit and Promissory Note with GLD Sponsor Member II, LLC

On April 9, 2024, the Company entered into a Promissory Note and Loan Agreement with GLD Sponsor Member II, LLC, a Delaware limited liability company affiliated with the Company’s founder and under which various of his family members are indirect beneficiaries (the “GLD”). Under this Promissory Note and Loan Agreement (the “GLD Note”), the Company has the right to borrow up to an aggregate of $2,500,000 from GLD at any time up to the second anniversary of the issuance of the GLD Note or, if earlier, upon the completion of the Company’s capital raise.

The Company’s right to borrow funds under the GLD Note is subject to the absence of a material adverse change in the Company’s assets, operations, or prospects. The GLD Note, together with accrued interest, will become due and payable on the second anniversary of the issuance of the note, provided that it may be prepaid at any time without penalty. The GLD Note will accrue interest at a rate equal to 7% per annum, simple interest, during the first year that the note is outstanding and 10% per annum, simple interest, thereafter. The GLD note is unsecured. During 2024, the Company borrowed $1,728,690 and made repayments of $66,690 under this loan facility. As of December 31, 2024, the total amount outstanding under the GLD Note was $1,661,600. Accrued interest at December 31, 2024 was $36,198 and is included in accrued liabilities in the consolidated balance sheets.

In consideration of the loan facility provided by GLD, the Company issued to GLD a common stock purchase warrant on April 9, 2024, giving GLD the right to purchase up to 7,500,000 shares of common stock at an exercise price of $0.40 per share (after giving effect to our 3-for-1 stock split that occurred on July 8, 2024). The warrant will expire ten years after the date of grant. GLD has subsequently distributed all of these warrants to permitted transferees. The Company also entered into a Registration Rights Agreement with GLD granting GLD certain registration rights with respect to the shares of common stock issuable pursuant to the warrant. Interest expense recognized from the amortization of the deferred financing costs for the years ended December 31, 2024 and 2023 was $241,684 and $0, respectively.

Note 5: Asset Acquisition

On April 1, 2024, the Company merged with Pinata Holdings, Inc. As a result of the merger, Pinata Holdings, Inc. became a wholly owned subsidiary of Altanine, Inc. The transaction was classified as an asset acquisition under ASC 805. The acquisition of Pinata Holdings, Inc. enhances the Company’s intellectual property portfolio.

F-50

The consideration to Pinata Holdings, Inc. shareholders was $9,903,880 in stock of the Company. The fair value of the consideration was determined by valuating the post-merger enterprise value. As required by ASC 805-20-25-1, the identifiable assets acquired, and liabilities assumed were measured at their acquisition-date cost based on relative fair values.

The following table shows the allocation of the consideration for the acquired identifiable assets and liabilities:

Patents	$10,041,591
Deferred tax asset, net of valuation allowance	-
Accounts payable and accrued expenses assumed	(137,711)
Consideration, net	$9,903,880

Note 6: Stockholders’ Equity

Preferred Stock

The Company has authorized 25,000,000 shares for preferred stock with a par value of $.0003 per share. The Company’s board of directors will have discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. No shares of preferred stock have been issued as of December 31, 2024 and 2023.

Stock-Based Compensation

The Company’s 2024 Omnibus Plan authorizes the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the Company’s employees and any of our parent and subsidiary corporations’ employees, and the grant of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to the Company’s employees, directors, and consultants and any of our future subsidiary corporations’ employees and consultants. Unless earlier terminated by the board of directors, the 2024 Omnibus Plan will terminate on, and no further awards may be granted, after the tenth (10th) anniversary of its effective date.

The Company accounts for stock-based compensation in accordance with ASC 718. Stock-based compensation expense is measured based on the grant date fair value of the share grant and recognized on a straight-line basis over the requisite service period, which is the vesting period. The total stock-based compensation expense recognized for share grants in the consolidated statements of operations as stock-based compensation for the year ended December 31, 2024, was $147,263. As of December 31, 2024, total unrecognized compensation cost related to unvested share grants was $105,187, classified as prepaid expenses, which is expected to be recognized over the next 3.4 years.

During the year ended December 31, 2024, the Company granted 1,549,500 in stock options with an exercise price of $0.33 (post stock split). No stock options were exercised, cancelled or forfeited. The options will vest over a period of 3 months to 48 months. Stock compensation is recognized on a straight-line basis over the requisite service period, which is the vesting period. The total stock-based compensation expense recognized for stock options in the consolidated statements of operations as stock-based compensation expenses for the year ended December 31, 2024 was $435,625. As of December 31, 2024, total unrecognized compensation cost related to unvested option grants was $138,039 which is expected to be recognized over the next 2.3 years.

F-51

The following table summarizes the option for the year ended December 31, 2024:

Activity	Number of Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at January 1, 2024	-	-	-	-
Granted	1,549,500	$0.33	10.0	-
Exercised	-	-	-	-
Forfeited	-	-	-	-
Outstanding at December 31, 2024	1,549,500	$0.33	9.4	-

Vested at December 31, 2024	1,200,213	$0.33	9.4	-

Exercisable at December 31, 2024	1,200,213	$0.33	9.4	-

The aggregate intrinsic value in the preceding table represents the total pretax intrinsic value, based on the options with an exercise price of $0.33 which exceeds the present fair market value. As a result, these options have no intrinsic value. The aggregate intrinsic value would have been received by the option holders had those option holders exercised their options on that date. If the Company’s stock price increases in the future, these options may provide future economic benefit to the holders and result in additional equity dilution upon exercise.

The Company recognizes compensation expense for all stock options granted using the fair value-based method of accounting. During the year ended December 31, 2024, we issued 1,549,500 options valued at $0.37 per option.

Note 7: Commitments and Contingencies

Capital expenditures commitments

The Company has no capital expenditure commitment as of December 31, 2024.

Contingencies

The Company is subject to various legal proceedings and regulatory actions arising in the normal course of business. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on the Company’s consolidated business, financial position, cash flows or results of operations taken as a whole. As of December 31, 2024, the Company is not a party to any material legal or administrative proceedings.

Note 8: Subsequent Events

On June 20, 2025, the Company issued 40 shares of its newly designated Series A Convertible Preferred Stock in exchange for a $1,000,000 one-time pay down of its outstanding loan balance from GLD Sponsor Member II, LLC, a related party. The Series A Convertible Preferred Stock is voting, has a stated value of $25,000 per share, accrues cumulative dividends at an annual rate of 10%, ranks senior to the Company’s common stock, and is convertible into common stock at a variable conversion price, subject to customary anti-dilution protections. The Company may redeem all the outstanding shares for cash at its discretion. The redemption price is the greater of (A) stated value, any applicable premium based on the MOIC (Multiple on Invested Capital) and accrued and unpaid dividends, (B) 1.225 of stated value if redeemed before the third anniversary date or (C) 1.325 of the stated value if redeemed after the third anniversary date. The transaction was approved by the Company’s Board of Directors and completed subsequent to the balance sheet date. Because the exchange occurred after December 31, 2024, and did not relate to conditions existing as of that date, it is considered a non-recognized subsequent event under ASC 855 and has not been reflected in the accompanying consolidated financial statements.

On July 7, 2025, the Company appointed Mr. Charles Andres as its Chief Executive Officer, succeeding Mr. George Hornig, who had been serving as Interim Chief Executive Officer and Chairman of the Board of Directors. In connection with his appointment, Mr. Andres entered into an employment agreement providing for an annual base salary of $425,000, a target bonus opportunity equal to 75% of base salary, and the grant of 2,186,574 stock options with an exercise price of $0.71 and a contractual term of ten years.

Subsequent to December 31, 2024, the Company appointed Dr. Forest and Dr. Gutiérrez-Castrellón to the Company’s Scientific Advisory Board to bring experts in medicine, pharmacology and product development to provide guidance on trial design and regulatory strategy.

Subsequent to December 31, 2024, the Company issued 3,274,648 shares of common stock pursuant to the cashless exercise of 7,500,000 warrants. No consideration was received by the Company.

Subsequent to December 31, 2024, the Company issued 500,000 stock options to a related party with an exercise price of $0.71 and a contractual term of ten years.

F-52

ALTANINE, INC.

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

F-53

ALTANINE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2025 (unaudited)	December 31, 2024
ASSETS
Current assets
Cash	$7,979	$3,026
Prepaid and other current assets	102,015	122,895
Total current assets	109,994	125,921

Intellectual property, net	9,201,229	9,646,450
Deferred financing costs, non-current	-	402,806

Total assets	$9,311,223	$10,175,177

LIABILITIES, MEZZANINE AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$251,700	$187,736
Accrued liabilities	365,171	366,854
Warrant liability	-	601,537
Line of credit due to related party, current	2,169,501	-
Total current liabilities	2,786,372	1,156,127
Line of credit due to related party, non-current	-	1,661,600

Total liabilities	2,786,372	2,817,727

Commitments and Contingencies (Note 11)

Preferred Stock Series A (Temporary Equity)	894,711	-

Stockholders’ Equity

Common stock; $0.0003 par value; 200,000,000 shares authorized; 29,262,691 and 25,988,043 shares issued and outstanding as of September 30, 2025, and December 31, 2024, respectively.	9,645	8,663
Additional paid-in capital	13,442,200	10,589,482
Accumulated deficit	(7,821,705)	(3,240,695)
Total stockholders’ equity	5,630,140	7,357,450

Total liabilities and stockholders’ equity	$9,311,223	$10,175,177

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-54

ALTANINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenues	$-	$-	$-	$-

Cost of Goods Sold	-	-	-	-

Gross profit	-	-	-	-

Operating expenses:
General and administrative	440,440	804,325	1,075,765	984,661
Stock-based compensation	436,256	278,416	632,629	542,800
Depreciation and amortization	148,407	148,407	445,221	296,814
Research and development	238,773	124,600	366,777	184,600
Total operating expenses	1,263,876	1,355,748	2,520,392	2,008,875

Loss from operations	(1,263,876)	(1,355,748)	(2,520,392)	(2,008,875)

Other expense:
Change in fair value liability-classified warrants	(1,768,499)	44,687	(1,724,722)	64,537
Interest expense	(93,951)	(92,482)	(335,896)	(176,069)
Total other expense	(1,862,450)	(47,795)	(2,060,618)	(111,532)

Net loss	$(3,126,326)	$(1,403,543)	$(4,581,010)	$(2,120,407)

Net loss per share - basic and diluted	$(0.12)	$(0.05)	$(0.18)	$(0.09)

Weighted average common shares outstanding - basic and diluted	26,166,013	25,988,043	26,048,239	23,484,538

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-55

ALTANINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For The Three and Nine Months Ended September 30, 2025

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity

Balance, December 31, 2024	25,988,043	$8,663	$10,589,482	$(3,240,695)	$7,357,450

Stock-based compensation	-	-	21,368	-	21,368
Net loss	-	-	-	(624,672)	(624,672)
Balance, March 31, 2025	25,988,043	$8,663	$10,610,850	$(3,865,367)	$6,754,146

Stock-based compensation	-	-	69,818	-	69,818
Net loss	-	-	-	(830,012)	(830,012)
Balance, June 30, 2025	25,988,043	$8,663	$10,680,668	$(4,695,379)	$5,993,952

Shares of common stock issued pursuant to cashless exercise of warrants	3,274,648	982	2,325,276	-	2,326,258
Stock-based compensation	-	-	436,256	-	436,256
Net loss	-	-	-	(3,126,326)	(3,126,326)
Balance, September 30, 2025	29,262,691	$9,645	$13,442,200	$(7,821,705)	$5,630,140

For The Three and Nine Months Ended September 30, 2024

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity (Deficit)

Balance, December 31, 2023	18,570,000	$6,190	$-	$(3,978)	$2,212
Net loss	-	-	-	(16,500)	(16,500)
Balance, March 31, 2024	18,570,000	$6,190	$-	$(20,478)	$(14,288)
Issuance of shares for Pinata merger	7,163,043	2,388	9,901,492	-	9,903,880
Issuance of common stock for services	255,000	85	252,365	-	252,450
Stock-based compensation	-	-	132,900	-	132,900
Net loss	-	-	-	(700,364)	(700,364)
Balance, June 30, 2024	25,988,043	$8,663	$10,286,757	$(720,842)	$9,574,578

Stock-based compensation	-	-	270,527	-	270,527
Net loss	-	-	-	(1,403,543)	(1,403,543)
Balance, September 30, 2024	25,988,043	$8,663	$10,557,284	$(2,124,385)	$8,441,562

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-56

ALTANINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30, 2025	September 30, 2024
OPERATING ACTIVITIES
Net loss	$(4,581,010)	$(2,120,407)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization deferred financing costs	203,397	161,122
Amortization intellectual property	445,221	296,814
Change in fair value warrant liability	1,724,722	(64,537)
Stock-based compensation	632,629	542,800
Changes in operating assets and liabilities:
Prepaid expenses	9,814	5,474
Accounts payable	204,862	343,825
Accrued liabilities	(1,682)	(18,398)
Net cash used in operating activities	(1,362,047)	(853,307)

INVESTING ACTIVITIES
Purchase of intellectual property	-	(50,080)
Net cash used in investing activities	-	(50,080)

FINANCING ACTIVITIES
Advances from related party	1,367,000	904,541
Net cash provided by financing activities	1,367,000	904,541
Net change in cash	4,953	1,154
Cash - Beginning of Period	3,026	522
Cash - End of Period	$7,979	$1,676
Supplemental Disclosure of Cash Flows Information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-
Non-cash Investing and Financing Activities:
Conversion of line of credit to preferred stock	$1,000,000	$-
Cashless exercise of warrants	$2,326,258	$-
Fair value warrants issued with line of credit	$-	$644,490
Corporate expenses paid on behalf of the company	$140,901	$-
Acquisition intellectual property from asset acquisition	$-	$10,041,591
Accounts payable assumed from asset acquisition	$-	$137,711
Issuance of common stock for asset acquisition	$-	$9,903,880

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-57

ALTANINE, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1: Nature of Operations

Altanine, Inc., (the “Company”), was formed as a Nevada corporation in December 2023. The Company is a specialty pharmaceutical company focused on developing and commercializing innovative delivery mechanisms for pharmaceutical products which can be sold through compounding pharmacies while awaiting FDA regulatory approval. The Company’s business model is to leverage the innovative and proprietary enteric coating technology and apply such technology to various generic drug compounds to improve areas of drug delivery, bioavailability and moderation of side effects.

On January 20, 2024, the Company entered into a license agreement with Pinata Holdings, Inc. (“Pinata”) pursuant to which the Company obtained the exclusive right to use another party’s enteric coating technology with respect to its metformin-related products, including products containing metformin and liraglutide. Additionally, pursuant to the terms of the license agreement, the Company obtained the non-exclusive right to use another party’s enteric coating technology with respect to liraglutide-related products. The license agreement required no upfront payment by the Company but instead provided for a royalty payment to be made by the Company on a percentage basis of net sales of the products described above. On April 1, 2024, Pinata became a wholly owned subsidiary of the Company pursuant to which the Company issued 28% of the outstanding and issued shares of the Company. Such transaction was accounted for as an asset acquisition pursuant to ASC 805-50. In addition, as part of the merger transaction, the license agreement referred to above between Altanine, Inc. and Pinata was terminated. The acquisition of Pinata enhances the Company’s intellectual property portfolio.

On June 24, 2024, the wholly owned subsidiary Pinata entered into a non-exclusive license agreement with Polomar Health Services, Inc. (“licensee”), which is a related party. Under the terms of the agreement, the licensee will produce, manufacture, distribute and sell products containing metformin, semaglutide, sumatriptan and sildenafil.

On July 23, 2025, Altanine, Polomar and Polomar Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Polomar entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Company and a wholly owned subsidiary of Polomar. At the effective time of the Merger, each one share of the Company’s common stock shall be automatically converted into the right to receive one share of common stock of Polomar, and each one share of Altanine preferred stock shall be automatically converted into the right to receive one share of Polomar preferred stock, in each case subject to adjustment. Following the consummation of the Merger, former common stockholders of the Company are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Common Stock of the combined Company and current common stockholders of Polomar are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Common Stock of Polomar.

Polomar also agreed to assume the Company’s existing incentive plan and all outstanding options granted by the Company, as adjusted by the Exchange Ratio. Additionally, all unexercised and unexpired warrants to purchase shares of the Company’s common stock or preferred stock, then outstanding shall be converted into and become a warrant to purchase Polomar’s Common Stock, as adjusted by the Exchange Ratio.

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Note 2: Going concern

Since its inception, the Company has not generated any revenue or commercialized any products. As of September 30, 2025, cash totaled approximately $8,000 and the Company had an accumulated deficit of approximately $7.8 million, used approximately $1.4 million in operations during the nine months ended September 30, 2025 and has a negative working capital of approximately $2.7 million. The Company continues to fund its on-going operations through a related party line of credit of up to $2.5 million for a term of two years, of which $2.2 million has been funded as of September 30, 2025. The Company has not generated any revenue and anticipates that it will continue to incur net losses for the foreseeable future. These factors raise substantial doubt about the Company’s ability to continue as a going concern for the one-year period following the date that these unaudited condensed consolidated financial statements were issued.

Historically, the Company’s principal sources of cash have included advances from a related party line of credit. The Company expects that the principal uses of cash in the future will be for continuing operations, funding research and development, fees associated with a contemplated reverse merger and general working capital requirements. The Company expects that as research and development expenses and general and administrative expenses continue to grow, it will need to raise additional capital to sustain operations and research and development. The accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Until the Company can generate significant cash from operations, management’s plans to obtain such resources for the Company include proceeds from offerings of the Company’s equity securities or corporate debt, or transactions involving product development, technology licensing or collaboration. Management can provide no assurance that any sources of a sufficient amount of financing will be available to the Company on favorable terms, if at all. Management is currently in the process of seeking additional equity financing, however management’s current plans do not alleviate substantial doubt about the Company’s ability to continue as a going concern.

Note 3: Significant accounting policies

Basis of Presentation

The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable to interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for a complete set of financial statements. The unaudited condensed consolidated balance sheet as of September 30, 2025, the condensed consolidated statements of operations for the three and nine months ended September 30, 2025 and 2024, the condensed consolidated statements of cash flows for the nine months ended September 30, 2025 and 2024, and the condensed consolidated statements of shareholders’ equity for the three and nine months ended September 30, 2025 and 2024, have been prepared on an unaudited basis. In the opinion of management, all adjustments necessary for a fair presentation of the interim financial statements have been included, and such adjustments consist solely of normal recurring items.

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Altanine, Inc. and its wholly owned subsidiary, Pinata Holdings, Inc. All intercompany balances and transactions have been eliminated in consolidation.

Subsidiaries are entities over which the Company has a controlling financial interest, generally through ownership of more than 50% of the voting interest. The Company consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries and any variable interest entities (VIEs) for which the Company is the primary beneficiary. The Company is considered the primary beneficiary of a VIE when it has both (i) the power to direct the activities that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Company evaluates its ownership interests in entities on an ongoing basis to determine whether any changes in circumstances require a reconsideration of the consolidation conclusion.

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Segment Reporting

The Company complies with ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses among other disclosure requirements. The Company adopted ASU 2023- 07 on January 1, 2024. The amendments were applied retrospectively to all prior periods presented in the financial statements (see Note 4).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. Actual results may differ from these estimates under different assumptions or conditions. The Company bases its estimates on various assumptions that it believes are reasonable under the circumstances. Significant estimates include:

●	Continuation as a going concern; management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets and liquidation of all liabilities in the normal course of business.
●	Liability for legal contingencies,
●	Impairment of long-lived assets.
●	Deferred tax assets valuation allowance,
●	Fair value of equity instruments.

Stock Split

On July 8, 2024, the Board of Directors approved a 3-for-1 split of its issued and outstanding shares of common stock. Accordingly, all share and per-share amounts for all periods presented in the accompanying condensed consolidated financial statements and notes thereto have been adjusted retroactively, where applicable, to reflect this stock split.

Reclassifications

Certain prior-period amounts have been reclassified to conform to the current-period presentation. These reclassifications had no effect on the Company’s previously reported net loss, total assets, total liabilities, or stockholders’ equity.

Cash & Cash Equivalents

The Company places its cash with reputable financial institutions that are insured by the Federal Deposit Insurance Corporation, or FDIC. At times, deposits held may exceed the amount of insurance provided by the FDIC. The Company has not experienced any losses in its cash and believes they are not exposed to any significant credit risk. The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents. The Company had no cash equivalent as of September 30, 2025, and December 31, 2024.

Fair Value Measurement

The Company adopted the provisions of FASB Accounting Standards Codification (“ASC”) 820 (the “Fair Value Topic”) which defines fair value, establishes a framework for measuring fair value under U.S. GAAP, and expands disclosures about fair value measurements.

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The Company measures fair value under a framework that utilizes a hierarchy prioritizing the inputs to relevant valuation techniques. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of inputs used in measuring fair value are:

●	Level 1: Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.
●	Level 2: Inputs to the valuation methodology include:

○	Quoted prices for similar assets or liabilities in active markets.
○	Quoted prices for identical or similar assets or liabilities in inactive markets.
○	Inputs other than quoted prices that are observable for the asset or liability.
○	Inputs that are derived principally from or corroborated by observable market data by correlation or other means; and
○	If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

●	Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement

When the Company changes its valuation inputs for measuring financial assets and liabilities at fair value, either due to changes in current market conditions or other factors, it could be required to transfer those assets or liabilities to another level in the hierarchy based on the new inputs used. The Company recognizes these transfers at the end of the reporting period that the transfers occur. The development and determination of the unobservable inputs for Level 3 fair value measurements and the fair value calculations are the responsibility of the Company’s Chief Financial Officer and are approved by the Chief Executive Officer. There were no transfers into or out of Level 3 during the nine months ended September 30, 2025. As of September 30, 2025, and December 31, 2024, the carrying value of certain financial instruments (cash, prepaid expenses, accounts payable, due to related party and other accrued liabilities) approximated fair value due to the short-term nature of the instruments.

Stock Compensation

The Company accounts for stock-based compensation in accordance with ASC 718. Stock-based compensation expense is measured based on the grant date fair value of the share grant and recognized on a straight-line basis over the requisite service period, which is the vesting period. The Company estimates the fair value of each stock-based award on the measurement date using either the current market price of the stock or the Black-Scholes option valuation model. The Black-Scholes valuation model incorporates assumptions as to stock price volatility, the expected life of options, a risk-free interest rate and dividend yield.

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The Company elects to account for forfeitures as they occur. As such, compensation cost previously recognized for an unvested award that is forfeited because of the failure to satisfy a service condition is revised in the period of forfeiture. During the nine months ended September 30, 2025, and 2024, the Company used the following inputs to measure the fair value of each stock-based award:

	For Nine Months Ending September 30,
	2025	2024

Expected term (years)	3.50 – 5.75	-
Exercise price	$0.33	-
Expected volatility	28.67%	-
Expected dividends	None	None
Risk-free interest rate	3.9%-4.1%	-
Forfeitures	None	None

Intellectual Property

Intellectual property is comprised of patents pending. The costs associated with obtaining a patent, such as legal fees, filing fees, licensing fees, and other directly attributable costs, are capitalized for obtained patents. The capitalized costs are then amortized over the useful life of the patent, which is typically the legal life of the patent or its economic life if it’s shorter. The weighted average amortization period is 17 years. The Company expenses costs associated with maintaining and defending obtained patents subsequent to their issuance in the period incurred. The Company reviews its intangible assets, including patents, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No impairment losses were recognized for the three and nine months ended September 30, 2025 or 2024.

In accordance with ASC 350-30-25-3, the Company expenses the costs of internally developing, maintaining, or restoring intangible assets, including research and development (“R&D”) activities, as incurred. These costs primarily include salaries and benefits for personnel engaged in development efforts, materials and supplies consumed in R&D activities, and other related overhead costs. The Company does not capitalize any costs associated with internally generated goodwill, brands, customer lists, or similar intangible assets that are inherent in the ongoing business. Such costs are recognized as operating expenses in the period incurred.

Research and Development

Research and development costs are expensed in the period they are incurred in accordance with ASC 760, Research and Development unless they meet specific criteria related to technical, market and financial feasibility, as determined by Management, including but not limited to the establishment of a clearly defined future market for the product, and the availability of adequate resources to complete the project. If all criteria are met, the costs are deferred and amortized over the expected useful life or written off if a product is abandoned. Research and development costs consist of expenses incurred in connection with the development of the Company’s product candidates. Such expenses include expenses incurred under agreements with contract research organizations, manufacturing and supply scale-up expenses and the cost of acquiring and manufacturing preclinical and clinical trial supply, outsourced laboratory services, including materials and supplies used to support the Company’s research and development activities, and payments made for license fees and milestones that have not been demonstrated to have commercial value. The Company has incurred $238,773 and $366,777 in pre-clinical research expenses for the three and nine months ended September 30, 2025, respectively. The Company has incurred $124,600 and $184,600 in pre-clinical research expenses for the three and nine months ended September 30, 2024, respectively.

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Related Party Transactions

The Company borrows money under a loan agreement with GLD Sponsor Member II, LLC, a Delaware limited liability company affiliated with the Company’s founder and under which various of his family members are indirect beneficiaries (the “GLD”). The Company licenses non-exclusive rights to our technology to Polomar Health Services, Inc. (the “Polomar Parent”), that is a related party due to the Company’s founder having a controlling interest in entities that are significant shareholders of Polomar Parent, and its wholly owned subsidiary Polomar Specialty Pharmacy, LLC, a 503A compounding pharmacy (“Polomar Pharmacy”, and together with Polomar Parent, the “Polomar Licensees”), in exchange for royalties of its sales of products incorporating our licensed technology. The Company has not generated any royalty revenue earned during the three and nine months ended September 30, 2025 and 2024.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized. As of September 30, 2025, the Company had not generated taxable income, and no provision for income taxes has been recorded.

Net Loss Per Share

Basic earnings (loss) per share (“EPS”) is based on the weighted-average effect of all common stock issued and outstanding and is calculated by dividing net income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period, without consideration of potentially dilutive securities. Diluted EPS is calculated by dividing net income (loss) attributable to common stockholders by the weighted-average number of common shares used in the basic earnings (loss) per share calculation plus the number of common shares that would be issued assuming exercise or conversion of all potentially dilutive common shares outstanding. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period, which include convertible preferred stock, stock options and warrants.

The Company applies the if-converted method to its convertible preferred stock when calculating diluted EPS. Under this method, it is assumed that all outstanding convertible preferred shares were converted into common shares at the beginning of the period (or the issuance date, if later), and the numerator is adjusted to add back any dividends declared or accretion recognized on those preferred shares, as if such amounts had not been applicable to preferred shareholders. The convertible preferred stock is included in diluted EPS only if the effect of conversion is dilutive; that is, if inclusion reduces EPS or increases loss per share. In periods where the Company reports a net loss, the convertible preferred stock is considered anti-dilutive and therefore excluded from the calculation of diluted EPS.

Dilutive common stock equivalents include the dilutive effect of in-the-money stock equivalents, which are calculated based on the average share price for each period using the treasury stock method, excluding any common stock equivalents if their effect would be anti-dilutive. The following potentially dilutive securities were not included in the calculation of diluted net loss per share attributable to common shareholders of the Company because their effect would be antidilutive for the periods presented:

Three and Nine Months Ended	September 30, 2025	September 30, 2024

Convertible preferred stock	1,657,000	-
Total potentially dilutive shares	1,657,000	-

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Recently Issued or Newly Adopted Accounting Pronouncements

Recent accounting pronouncements issued by the Financial Accounting Standards Board, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the SEC, did not or are not believed by management to have a material impact on the Company’s present or future consolidated financial statement presentation or disclosures.

In November 2024, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2024-03, Disaggregation of Income Statement Expenses, and in January 2025, the FASB issued ASU 2025-01, Clarifying the Effective Date (“ASU 2025-01”). The amendments are intended to enhance disclosures regarding an entity’s costs and expenses by requiring additional disaggregated information disclosures about certain income statement expense line items. The amendments, as clarified by ASU 2025-01, are effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027, for public business entities only. Early adoption is permitted. The Company is currently evaluating the effect of this pronouncement on its disclosures.

In December 2023, the Financial Standards Accounting Board (“FASB”) issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”) which focuses on income tax disclosures regarding effective tax rates and cash income taxes paid. This standard requires public entities to disclose (1) specific categories in the rate reconciliation,

(2) the income or loss from continuing operations before income tax expense or benefit disaggregated by domestic and foreign, and (3) provide additional information for certain reconciling items at or above a quantitative threshold of 5% of the statutory tax. Additionally, this standard requires disclosure of income taxes paid (net of refunds), separated by international, federal, state, and local jurisdictions. ASU 2023-09 is effective for annual periods beginning after December 15, 2024. We plan to adopt and include the necessary additional required disclosures in our annual filing in 2025.

Newly Adopted Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses among other disclosure requirements. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company adopted ASU 2023-07 on January 1, 2024. The amendments will be applied retrospectively to all prior periods presented in the financial statements. The adoption of ASU 2023-07 has not had a material impact on the Company’s unaudited condensed consolidated financial statements and disclosures.

Note 4: Segment information

Operating segments are defined as components of an entity for which discrete financial information is available that is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in deciding how to allocate resources to an individual segment and in assessing performance.

The Company’s Chief Executive Officer is determined to be the CODM. As of September 30, 2025, and December 31, 2024, the Company operates in a single operating segment and has one reportable segment under Accounting Standards Codification “ASC” 280, Segment Reporting.

The CODM regularly reviews the financial information of the Company at a consolidated level in deciding how to allocate resources and in assessing performance. Consolidated net loss is our segment’s primary measure of loss. The measure of segment assets is reported on the consolidated balance sheets as total consolidated assets. The single segment constitutes all the consolidated entity, and the accompanying consolidated financial statements and the notes to the accompanying consolidated financial statements are representative of such amounts.

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Note 5: Intellectual property

On January 20, 2024, the Company entered into a license agreement with Pinata Holdings, Inc. (“Pinata”) pursuant to which the Company obtained the exclusive right to use another party’s enteric coating technology with respect to its metformin-related products, including products containing metformin and liraglutide. Additionally, pursuant to the terms of the license agreement, the Company obtained the non-exclusive right to use another party’s enteric coating technology with respect to liraglutide-related products. The license agreement required no upfront payment by the Company but instead provided for a royalty payment to be made by the Company on a percentage basis of net sales of the products described above.

On April 1, 2024, AEC Merger Sub Corp, a wholly owned subsidiary of Altanine, Inc., merged with Pinata with Pinata being the surviving entity. As a result of the merger, Pinata became a wholly owned subsidiary of Altanine, Inc. In addition, as part of the merger transaction, the license agreement referred to above between Altanine, Inc. and Pinata was terminated. The acquisition of Pinata enhances the Company’s intellectual property portfolio. For accounting purposes, the transaction was recorded as an asset acquisition pursuant to Accounting Standards Codification (“ASC”) 805-50. As consideration for the asset acquisition, shareholders of Pinata received shares equal to 28% of the outstanding and issued shares of the Company. Based on the ASC 805 Business Combinations, the cost of the acquisition, including certain transaction costs, is allocated to the assets acquired on the basis of relative fair values. The assets of Pinata were valued by an independent valuation firm. The transaction included Pinata’s patents valued at $10,041,591 and assumption of liabilities of 137,711. The fair value of the consideration was determined by valuating the post-merger enterprise value.

The consideration to Pinata’s shareholders was $9,903,880 paid in common stock of the Company. The fair value of the consideration was determined by valuating the post-merger enterprise value. Pursuant to ASC 805-50-30-1 the cost of a group of assets acquired in a transaction that is not a business acquisition shall be allocated to the individual assets acquired and liabilities assumed based on their relative fair values. Indeed, the total acquisition cost, including the transaction costs is allocated among the identifiable assets and liabilities based on their relative fair values at the acquisition date.

The following table shows the allocation of the total consideration to the acquired identifiable assets and liabilities:

Identifiable assets and liabilities	April 1, 2024
Patents	$10,041,591
Deferred tax asset, net of valuation allowance	-
Accounts payable and accrued expenses	(137,711)

Total consideration	$9,903,880

The Company capitalized $10,041,591 of acquired patents through an asset acquisition of Pinata Holdings, Inc. Patents acquired from third parties are recorded at cost and amortized on a straight-line basis over their estimated useful lives, generally 10 to 20 years.

	Useful life	September 30, 2025	December 31, 2024

Intellectual Property, gross	17 years	10,091,671	10,091,671
Less: Accumulated depreciation		(890,442)	(445,221)

Intellectual property, net		$9,201,229	$9,646,450

Amortization expense was approximately $148,400 and $445,200 for the three and nine months ended September 30, 2025, respectively. Amortization expense was approximately $148,400 and $296,800 for the three and nine months ended September 30, 2024.

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Future amortization expense is expected to be as follows:

Years Ended December 31,	Amount

2025 (remainder)	$148,413
2026	593,628
2027	593,628
2028	593,628
2029	593,628
Thereafter	6,678,304
Total	$9,201,229

Management evaluates the carrying value of patents for indicators of impairment in accordance with ASC 350, Intangibles—Goodwill and Other. Based on this assessment, management determined that there were no indicators of impairment and therefore no impairment losses were recognized for the periods presented.

Note 6: Line of credit and promissory note with GLD Sponsor Member II, LLC

On April 9, 2024, the Company entered into a Promissory Note and Loan Agreement with GLD Sponsor Member II, LLC (“GLD”), a Delaware limited liability company affiliated with the Company’s founder and under which various of his family members are indirect beneficiaries. Under this Promissory Note and Loan Agreement (the “GLD Note”), the Company has the right to borrow up to an aggregate of $2,500,000 from GLD at any time up to the second anniversary of the issuance of the GLD Note or, if earlier, upon the completion of the Company’s capital raise.

The Company’s right to borrow funds under the GLD Note is subject to the absence of a material adverse change in the Company’s assets, operations, or prospects. The GLD Note, together with accrued interest, will become due and payable on the second anniversary of the issuance of the note, provided that it may be prepaid at any time without penalty. The GLD Note will accrue interest at a rate equal to 7% per annum, simple interest, during the first year that the note is outstanding and 10% per annum, simple interest, thereafter. The GLD Note is unsecured.

In consideration of the loan facility provided by GLD, the Company issued a common stock purchase warrant on April 9, 2024, giving GLD the right to purchase up to 7,500,000 shares of common stock at an exercise price of $0.40 per share (after giving effect to our 3-for-1 stock split that occurred on July 8, 2024). The warrant will expire ten years after the date of grant. GLD has subsequently distributed all of these warrants to permitted transferees. Upon issuance, the warrant met the criteria to be classified as equity based on an analysis under Accounting Standards Codification (480) ASC 480, “Distinguishing Liabilities from Equity” and will be measured at fair value resulting in an initial fair value of approximately $3,462,000 upon issuance of the warrant using Black-Scholes valuation techniques. On April 9, 2024, the Company also entered into a Registration Rights Agreement with GLD granting GLD certain registration rights with respect to the shares of common stock issuable pursuant to the warrant.

On June 20, 2025, the Company and GLD entered into the first amendment to the GLD Note (the “first amendment”), pursuant to which the Company issued 40 shares of its newly designated Series A Convertible Preferred Stock in exchange for $1,000,000 one-time pay down of its outstanding loan balance with GLD. The transaction was recorded at a negotiated balance which equals the carrying amount of the underlying debt, which includes portion of the related unamortized deferred financing costs for a net carrying balance of $894,711.

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Due to related party balance was $2,169,501 and $1,661,600 as of September 30, 2025 and December 31, 2024, respectively.

During the nine months ended September 30, 2025, the Company borrowed $1,367,000 and made no repayments under this loan facility. Further, GLD directly paid approximately $140,900 of corporate expenses on behalf of the Company, which were added to the balance of the GLD note.

Interest expense recognized from the amortization of the deferred financing costs for the three and nine months ended September 30, 2025, was approximately $47,100 and $203,400, respectively. Interest expense recognized from the amortization of the deferred financing costs for the three and nine months ended September 30, 2024, was $80,600 and $161,100, approximately.

The Company incurred approximately $46,890 and $132,500 of interest related to the line of credit for the three and nine months ended September 30, 2025. The Company accrued $11,920 and $14,950 of interest related to the line of credit for the three and nine months ended September 30, 2024. Accrued interest on the line of credit was $168,319 and $36,198 as of September 30, 2025, and December 31, 2024, which are presented under Accrued Liabilities in the condensed balance sheets.

Note 7: General and Administrative Expenses (“G&A”)

G&A consisted of the following for the three and nine months ended September 30, 2025:

	For the Three Months Ended September 30, 2025	For the Nine Months Ended September 30, 2025
Salaries, wages and benefits	$190,695	$451,244
Professional fees	211,575	545,185
Insurance	22,751	43,398
Travel and entertainment	(138)	6,368
Computer and software	3,992	12,092
Other	11,565	17,478
Total general and administrative expenses	$440,440	$1,075,765

G&A consisted of the following for the three and nine months ended September 30, 2024:

	For the Three Months Ended September 30, 2024	For the Nine Months Ended September 30, 2024
Salaries, wages and benefits	$150,865	$234,145
Professional fees	642,871	737,063
Insurance	10,419	13,057
Other	170	396
Total general and administrative expenses	$804,325	$984,661

Note 8: Stockholders’ Equity

The Company was incorporated in the State of Nevada on December 18, 2023. Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company is authorized to issue up to 200,000,000 shares of common stock, each with a par value of $0.0003 per share, and up to 25,000,000 shares of preferred stock, each with a par value of $0.0003 per share. Of the preferred stock, 1,000 shares have been designated as Series A Preferred Stock.

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As of September 30, 2025, the Company had 29,262,691 shares of Class A common stock and 40 shares of Series A preferred stock issued and outstanding. During the nine months ended September 30, 2025, the Company issued an aggregated number of 3,274,648 shares of common stock pursuant to a cashless exercise of the Company’s warrants for no consideration received.

Preferred Stock

The Company is authorized to issue 25,000,000 shares of preferred stock, par value $0.0003 per share, in one or more series. In June 2025, the Company authorized the issuance of a new series of preferred stock designated as Series A Convertible Preferred Stock (“Series A”) with a par value of $.0003. The Company authorized 1,000 shares of Series A. As of September 30, 2025 and December 31, 2024, the Company has 40 shares of Series A issued and outstanding.

The shares of Series A have voting rights, liquidation preference at stated value of $25,000 per share, accrue cumulative dividends at an annual rate of 10%, ranks senior to the Company’s common stock, and contain an optional conversion feature, at the option of the holder, into common stock at a variable conversion price, subject to customary anti-dilution protections and full ratchet down round protection. The initial conversion price is set at 85% of the market price of the common stock. Dividends on Series A accrue daily and are cumulative and shall be payable quarterly on the fifth day following the last day of each fiscal quarter. For the first two years following issuance, the dividend is payable in PIK dividend shares or in cash at the option of the Company, after which the decision lies with this investor.

Series A includes a dividend default feature, under which the dividend rate is increased to 15% whenever dividends are in arrears for one or more fiscal quarter, whether or not consecutive. Series A also include an optional redemption feature in cash at the option of the Company in whole. The redemption price is the greater of (i) stated value plus any accrued but unpaid dividends, or (ii) a multiple of 1.225 or 1.325 to the stated value if redeemed before or after the third anniversary date, respectively.

Because Series A Preferred Stock includes redemption provisions that are triggered upon a deemed liquidation event (change-of-control), which is outside the Company’s control, the shares of Series A have been classified as temporary equity (mezzanine equity) in accordance with ASC 480-10-S99-3A. The carrying amount of the Series A Preferred Stock will be accreted to its redemption value over the period to the earliest redemption date using the effective-interest method, with such accretion recognized as a deemed dividend that reduces income available to common shareholders. As of September 30, 2025, a deemed-liquidation event (such as a change-of-control) is not considered probable; therefore, no accretion to the redemption value has been recorded. The Company will begin accreting the carrying amount to the redemption value when and if a deemed-liquidation event becomes probable.

On June 20, 2025, the Company converted $1,000,000 of the outstanding balance under a line of credit from a related party into Series A Preferred Stock. The conversion only included a principal amount of $1,000,000 without accrued interest. Because the Series A Preferred Stock was issued in a non-market transaction with a related party, and the Company was not in a position to reliably determine the fair value of the preferred stock at the conversion date, the transaction was recorded at the negotiated amount of $894,711, which approximated the carrying amount of the related-party debt. No gain or loss was recognized upon conversion, as the carrying amount of the debt equaled the recorded amount of the preferred stock. In accordance with ASC 480-10-S99-3A, the Preferred Stock has been presented in mezzanine equity.

At September 30, 2025, the carrying amount of the Series A contingently redeemable Preferred Stock was $894,711, and the stated redemption value was $1,000,000. No accretion to redemption value has been recorded for the nine months ended September 30, 2025.

As of September 30, 2025, cumulative dividends in arrears totaled approximately $27,400. These dividends have not been declared by the Board of Directors. These dividends are payable when and if declared by the Board of Directors and must be satisfied prior to any dividends on common stock.

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Note 9: Stock-based compensation

The Company’s 2024 Omnibus Plan authorizes the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the Company’s employees and any of our parent and subsidiary corporations’ employees, and the grant of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to the Company’s employees, directors, and consultants and any of our future subsidiary corporations’ employees and consultants. Unless earlier terminated by the board of directors, the 2024 Omnibus Plan will terminate on, and no further awards may be granted, after the tenth (10th) anniversary of its effective date.

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Stock-based compensation expense is measured based on the grant-date fair value of the awards and recognized on a straight-line basis over the requisite service period. The fair value of stock option awards is estimated on the grant date using the Black-Scholes option-pricing model.

The total stock-based compensation expense recognized for share grants in the condensed consolidated statements of operations for the three and nine months ended September 30, 2025, was approximately $0.4 million and $0.6 million, respectively. The total stock-based compensation expense recognized for share grants in the condensed consolidated statements of operations for the three and nine months ended September 30, 2024, was approximately $0.3 million and $0.5 million, respectively.

During the nine months ended September 30, 2025, the Company granted an aggregate of 2,903,574 in stock options with a weighted average exercise price of $0.38 (post-split). No stock options were exercised, cancelled or forfeited during the three and nine months ended September 30, 2025. The options vest over a period of up to 36 months. The following table summarizes the Company’s options activity for the nine months ended September 30, 2025:

	Options Outstanding and Exercisable
	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
		(In years)
Options Outstanding as of December 31, 2024	1,549,500	9.4	$0.33
Granted	2,903,574	10.0	0.68
Exercised	-	-	-
Forfeited - Cancelled	-	-	-
Options Outstanding as of September 30, 2025	4,453,074	9.2	$0.56
Options Exercisable as of September 30, 2025	2,814,959	9.2	$0.56

At September 30, 2025, stock options outstanding and exercisable had an aggregate intrinsic value of approximately $556,558, based on the excess of the Company’s closing stock price over the respective exercise prices on that date. Intrinsic value represents the amount by which the market value of the underlying stock exceeds the exercise price of an option. If the Company’s stock price increases in the future, these options may provide future economic benefit to the holders and result in additional equity dilution upon exercise.

As of September 30, 2025, there was $479,000 unrecognized compensation expenses related to share-based payment arrangements, which are expected to be recognized over a weighted-average period of approximately 1.8 years. The Company has sufficient shares to satisfy expected share-based payment arrangements.

F-69

Note 10: Common Stock Purchase Warrants

Common stock purchase warrants were issued in consideration of a line of credit facility provided by an affiliated entity (note 6). The warrants were measured at fair value on the grant date and were classified as deferred financing costs in the consolidated balance sheets. The warrants were classified and measured as a liability at the grant date pursuant to the guidance in ASC 480, Distinguishing Liabilities from Equity, due to the presence of a cash redemption feature that was not solely within the Company’s control. The Company initially issued 2,500,000 warrants at a strike price of $1,20, which was subsequently amended to 7,500,000 warrants at a strike price of $0.40 following a 3-for-1 split of its issued and outstanding shares of common stock on July 8, 2024.

Subsequently, the deferred financing costs are amortized as interest expense over the commitment period of the line of credit. The Company measured the fair value of common stock purchase warrants using the Black-Scholes option pricing method.

On September 25, 2025, the Company issued an aggregate of 3,274,648 shares of common stock following the cashless exercise of liability-classified warrants (see note 8). Prior to such exercise, the warrant liability was remeasured to its fair value, and the resulting loss of $1.7 million was recognized in earnings. Upon the cashless exercise, the warrant liability was reclassified to equity at the remeasured fair value of the warrant liability. The Company did not received any cash proceeds from such exercise.

The following table summarizes the changes in the Company’s warrants for the nine months ended September 30, 2025:

	Number of warrants	Weighted average remaining life (years)	Weighted average exercise price
Warrants outstanding, December 31, 2024	7,500,000	9.2	$0.40
Issued	-	-	-
Exercised (cashless)	(7,500,000)	-	-
Warrants outstanding, September 30, 2025	-	-	$-
Warrants exercisable, September 30, 2025	-	-	$-

Note 11: Commitments and Contingencies

Contingencies

The Company is subject to various legal proceedings and regulatory actions arising in the normal course of business. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on the Company’s consolidated business, financial position, cash flows or results of operations taken as a whole. As of September 30, 2025, the Company is not a party to any material legal or administrative proceedings.

Note 12: Subsequent events

Management has evaluated events that have occurred subsequent to the date of these condensed consolidated unaudited financial statements and has determined that, other than those listed below, no such reportable subsequent events exist through November 21, 2025, the date the condensed consolidated unaudited financial statements were issued in accordance with FASB ASC Topic 855, “Subsequent Events.”

Subsequent to September 30, 2025, the Company appointed Dr. Bruce Forest to the Company’s Scientific Advisory Board to bring experts in medicine, pharmacology and product development to provide guidance on trial design and regulatory strategy.

F-70

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

EXPERTS

The financial statements of Polomar included elsewhere in this Information Statement have been so included in reliance on the report of GreenGrowth CPAs, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Altanine as of and for the years ended December 31, 2024 and December 31, 2023 included in this Information Statement have been audited by Rose, Snyder & Jacobs, LLP, an independent registered public accounting firm, as set forth in their report (which includes an explanatory paragraph regarding the existence of substantial doubt about Altanine’s ability to continue as a going concern). Altanine has included its financial statements in the Information Statement in reliance on the report of Rose, Snyder & Jacobs, LLP, given on their authority as experts in accounting and auditing in giving said reports.

LEGAL MATTERS

Ruskin Moscou Faltischek PC, counsel for Polomar, will provide an opinion regarding the validity of the shares of Polomar Common Stock to be issued in connection with the Transaction.

Blais Halpert Tax Partners LLP, special tax counsel for Polomar, will provide an opinion regarding certain legal matters relating to the U.S. federal tax treatment of the Merger with respect to Polomar.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Polomar, who file electronically with the SEC. The address of that site is www.sec.gov.

You may also consult Polomar’s websites for more information concerning the Merger described in this Information Statement. Polomar’s website is www.polomarhs.com. The information contained on the websites of Polomar and the SEC (except for the filings described below) is expressly not incorporated by reference into this Information Statement.

Except with respect to certain information provided by Altanine on or prior to the date of this Information Statement that pertains to subject matters not required to be included in this Information Statement, you should rely only on the information contained or incorporated by reference in this Information Statement, and neither Polomar nor Altanine has authorized anyone to give any information or make any representation about the Merger, Polomar or Altanine that is different from, or in addition to, that contained in this Information Statement or in any of the materials that Polomar and Altanine have incorporated by reference into this Information Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Information Statement speaks only as of the date of this Information Statement unless the information specifically indicates that another date applies. Neither the mailing nor delivery of this Information Statement to the holders of shares of Altanine Capital Stock, nor the issuance by Polomar of shares of Polomar Common Stock, will create any implication to the contrary.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this Information Statement. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1. Our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on May 22, 2025;

2. Our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 filed with the SEC on June 30, 2025 and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 filed with the SEC on August 19, 2025;

3. Our Current Reports on Form 8-K filed with the SEC on August 29, 2025, and July 29, 2025;

4. The description of our common stock in our Registration Statement on Form 10 filed with the SEC on May 31, 2023, including any amendment thereto or report filed for the purpose of updating such description.

177

You may read and copy any reports, statements or other information we file at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements and other information, including those filed by us, at http://www.sec.gov.

We will provide without charge to each person, including any beneficial owners, to whom this Information Statement is delivered, within one day of his or her written or oral request, a copy of any or all reports or documents referred to above which have been or may be incorporated by reference into this Information Statement but not delivered with this Information Statement, excluding exhibits to those reports or documents unless they are specifically incorporated by reference into those documents. You may request a copy of these documents by writing or telephoning us at the following address.

Polomar Health Services Inc.

32866 US Hwy. 19 N

Palm Harbor, FL 34684

(727) 425-7575

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at Polomar Health Services Inc., 32866 US Hwy. 19 N, Palm Harbor, FL 34684; Attention: Terrence M. Tierney.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

APPENDICES

The following documents are appended to this Information Statement:

Appendix A	Certificate of Amendment to the Articles of Incorporation
Appendix B	Agreement and Plan of Merger and Reorganization
Appendix C	Section 92A of the NRS

178

Appendix A

**FRANCISCO V. AGUILAR**
**Secretary of State**
**401 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT**

**1. Entity information:**

Name of entity as on file with the Nevada Secretary of State:

Polomar Health Services, Inc.

Entity or Nevada Business Identification Number (NVID): NV20001410075

**2. Restated or Amended and Restated Articles:** (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

**3. Type of Amendment Filing Being Completed:** (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

Appendix A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: Time: <br> (must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect:<br>☐ The entity name has been amended.<br>☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)<br>☐ The purpose of the entity has been amended.<br>☑ The authorized shares have been amended.<br>☐ The directors, managers or general partners have been amended.<br>☐ IRS tax language has been added.<br>☑ Articles have been added.<br>☐ Articles have been deleted.<br>☐ Other.<br>The articles have been amended as follows: (provide article numbers, if available)<br>New Section 3 to Article IV, to effect reverse stock split; New Article X<br>(attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ____________________ President<br>Signature of Officer or Authorized Signer Title<br>X ____________________<br>Signature of Officer or Authorized Signer Title<br>*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

See attached Addendum.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

Appendix A-2

Addendum

The Articles of Incorporation of Polomar Health Services, Inc. have been amended as follows:

1. Article I is hereby amended and restated in its entirety to read as follows:

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is 425,000,000 shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is 420,000,000 shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Five Million (5,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article IV.

2. Article IV is hereby amended to include the following new Section 3:

Section 3. Reverse Stock Split. Subject to the remainder of this Article IV, effective on [_____], 2026 (the “Effective Time”), a reverse stock split of the Common Stock will be effected such that every [ ] shares of Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) will be reclassified and converted into one share of Common Stock (the “New Common Stock”), automatically and without any action on the part of the holder thereof, subject to the treatment of fractional share interests as described below. Each old certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (the “Old Certificates”) shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such Old Certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which new certificates (the “New Certificates”) shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that transfer taxes are not payable. From and after the Effective Time, the amount of capital represented by the shares of New Common Stock into which and for which the shares of Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

2. A new Article X shall be included to provide:

ARTICLE X

TRANSACTIONS WITH STOCKHOLDERS, DIRECTORS AND OFFICERS; ACQUISITION OF CONTROLLING INTERESTS

Section 1. Combination With Interested Stockholders. The Corporation elects not to be governed by the provisions of Section 78.411 through 78.444 of the Nevada Revised Statutes.

Section 2. Acquisition of Controlling Interests. The Corporation elects not to be governed by the provisions of Section 78.378 through 78.3793 of the Nevada Revised Statutes.

Appendix A-3

Appendix B

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

This AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, is made and entered into as of July 23, 2025 (this “Agreement”), by and among Polomar Health Services, Inc., a publicly traded Nevada corporation (“Parent”), Polomar Merger Sub, Inc., a Nevada corporation (“Merger Sub”) and a wholly owned subsidiary of Parent, and Altanine Inc., a Nevada corporation (the “Company”). Parent, Merger Sub and the Company are each a “Party” and referred to collectively herein as the “Parties.” Certain capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

RECITALS

WHEREAS, this Agreement contemplates a tax-free merger, pursuant to IRC §368(a)(2)(E), of Merger Sub with and into the Company, with the Company remaining as the surviving entity after the merger (the “Merger”), with the Company’s Shareholders receiving Parent Common Stock and Parent Preferred Stock in exchange for their shares of Company Common Stock and Company Preferred Stock representing control of the Company and the Company therefore becoming a wholly-owned Subsidiary of Parent;

WHEREAS, the Parties intend that the Company will be the accounting acquirer and Parent will be legal acquirer in the Merger;

WHEREAS, the Parties intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation §1.368-2(g) and undertake to include the statements required by Treasury Regulation §1.368-3(a) on or with their income Tax Return for the taxable year of the exchange;

WHEREAS, the board of directors of Parent (i) has determined that the Merger is fair to, and in the best interests of, Parent and its stockholders and (ii) has approved this Agreement, the Merger, the issuance of shares of Parent Common Stock and Parent Preferred Stock to the Company Shareholders pursuant to the terms of this Agreement and the other actions contemplated by this Agreement and has deemed this Agreement and such transactions advisable;

WHEREAS, the board of directors of Merger Sub (i) has determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and has deemed this Agreement and such transactions advisable and (iii) has determined to recommend that its sole stockholder vote to adopt this Agreement and thereby approve the Merger and such other actions as contemplated by this Agreement;

WHEREAS, the board of directors of the Company (i) has determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and has deemed this Agreement and such transactions advisable and (iii) has determined to recommend that the Company Shareholders vote to approve this Agreement, the Merger and the other transactions contemplated hereby;

Appendix B-1

WHEREAS, on or prior to the date hereof, Parent has delivered to the Company the written consent of Parent’s board of directors, in the form of Exhibit B attached hereto (the “Parent Written Consent”);

WHEREAS, on or prior to the date hereof, Merger Sub will deliver to the Company the written consent of Merger Sub’s board of directors and Parent, as sole stockholder of Merger Sub, in form and substance reasonably agreeable to the Company, approving the transactions contemplated hereby (the “Merger Sub Written Consent”);

WHEREAS, promptly following the execution and delivery of this Agreement, the Company will deliver to Parent the written consent of the Company Shareholders, in form and substance reasonably agreeable to Parent (the “Company Written Consent”), representing a percentage of the Company Common Stock and Company Preferred Stock necessary for the adoption of this Agreement, the approval of the Merger and the other transactions contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger. Subject to and upon the terms and conditions of this Agreement and the Nevada Revised Statutes, as amended (“Nevada Law”), Merger Sub will be merged with and into the Company at the Effective Time (defined below in Section 1.2). From and after the Effective Time, the separate legal existence of Merger Sub will cease, and the Company will continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2 Closing; Effective Time. Unless this Agreement has been terminated and the transactions herein contemplated have been abandoned pursuant to Section 7.1 of this Agreement, and subject to the satisfaction or waiver of the conditions set forth in Article 6 of this Agreement, the consummation of the Merger (the “Closing”) will be deemed to take place remotely no later than two (2) Business Days after satisfaction or waiver of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each such condition), or at such other time, date and place as Parent and the Company may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” On the Closing Date, the Parties will cause the Merger to be consummated by executing and filing articles of merger in accordance with the relevant provisions of Nevada Law (the “Articles of Merger”), together with any required related certificates, with the Secretary of State of the State of Nevada, in such form as required by, and executed in accordance with the relevant provisions of, Nevada Law. The Merger will become effective at the time of the filing of such Articles of Merger with the Secretary of State of the State of Nevada (the “Effective Time”).

Appendix B-2

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement, the Articles of Merger and the applicable provisions of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation, all debts, liabilities, obligations and duties of the Company and Merger Sub will become the debts, liabilities, obligations and duties of the Surviving Corporation, and the Surviving Corporation will be a wholly-owned Subsidiary of Parent.

1.4 Article of Incorporation; Bylaws. Unless otherwise determined by Parent and the Company:

(a) The Articles of Incorporation of the Company will be amended and restated at the Effective Time as set forth in the Articles of Merger, and, as so amended and restated, will be the articles of incorporation of the Surviving Corporation until thereafter amended as provided by Nevada Law and such articles of incorporation; and

(b) The Bylaws of the Company as in effect on the date hereof will be the bylaws of the Surviving Corporation until thereafter amended as provided by Nevada Law, the articles of incorporation of the Surviving Corporation and such bylaws.

1.5 Board of Directors and Officers of the Parent. Immediately following the Closing Date, the composition of the board of directors of Parent shall be comprised of four (4) appointees by the Company, who shall initially be George Hornig, George Caruolo, Alexandra Peterson, and Gabrielle Toledano, and one (1) appointee by Parent, who shall initially be Gabriel Del Virginia. All members of the board of directors’ standing committees shall be independent (as determined under applicable Nasdaq or other national securities exchange standards and guidelines). Each such member of the board of directors of Parent shall serve a one (1) year term until the next shareholder meeting. Immediately following the Closing Date, the board of directors of Parent shall (a) appoint George Hornig as the Chairman of the board of directors; (b) accept the resignation of Terrence M. Tierney as interim Chief Executive Officer and President; (c) appoint Charles Andres, Jr. as the Chief Executive Officer (“CEO”); and (d) appoint Terrence M. Tierney as Executive Vice President and Chief Administrative Officer (“CAO”). Mr. Tierney will continue to fulfill the obligations of the office of Secretary of the Parent.

1.6 Conversion of the Company Securities. Subject to and upon the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, any member of the Company or any other Person:

(a) Conversion of the Company Common Stock and Company Preferred Stock. Each share of Company Common Stock and Company Preferred Stock issued and outstanding immediately prior to, and contingent upon the occurrence of, the Effective Time will be converted into and represent the right to receive such number of shares of validly issued, fully paid and nonassessable shares of Parent Common Stock or Parent Preferred Stock, as the case may be, as is equal to the Exchange Ratio (the “Merger Consideration”). At or prior to the Effective Time, (i) Parent shall create a series or class of preferred stock of Parent that has all of the rights, preferences, and limitations set forth in Schedule 1 attached hereto (the “Parent Preferred Stock”) and (ii) Parent shall reserve for issuance the number of shares of Parent Common Stock that may become subject to the conversion of the Parent Preferred Stock.

Appendix B-3

(b) Conversion of Company Stock Options.

(i) At the Effective Time, each Company Stock Option that is outstanding and unexercised immediately prior to the Effective Time, whether or not vested, shall be converted into and become an option to purchase Parent Common Stock, and Parent shall assume such Company Stock Option in accordance with the terms of the 2024 Omnibus Incentive Plan (the “Company Equity Plan”) and the terms of the Contract by which such Company Stock Option is evidenced. All rights with respect to shares of Company Common Stock under Company Stock Options assumed by Parent shall thereupon be converted into rights with respect to Parent Common Stock. Accordingly, from and after the Effective Time: (i) each Company Stock Option assumed by Parent may be exercised solely for shares of Parent Common Stock; (ii) the number of shares of Parent Common Stock subject to each Company Stock Option assumed by Parent shall be determined by multiplying the number of shares of Company Common Stock that were subject to such Company Stock Option immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Parent Common Stock; (iii) the per share exercise price for the Parent Common Stock issuable upon exercise of each Company Stock Option assumed by Parent shall be determined by dividing the per share exercise price of Company Common Stock subject to such Company Stock Option, as in effect immediately prior to the Effective Time, by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any Company Stock Option assumed by Parent shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Company Stock Option shall otherwise remain unchanged as a result of the assumption of such Company Stock Option; provided, however, that the board of directors of Parent or a committee thereof shall succeed to the authority and responsibility of the board of directors of the Company or any committee thereof with respect to each Company Stock Option assumed by Parent. Notwithstanding the Exchange Ratio or anything else to the contrary in this Agreement, all of the issued and outstanding Company Stock Options to be assumed by Parent pursuant to this Section 1.6 of this Agreement shall be dilutive solely to the Company Shareholders and reduce the amount of per share Merger Consideration available to the Company Shareholders.

(ii) At the Effective Time, Parent shall assume the Company Equity Plan. Under the Company Equity Plan, Parent shall be entitled to grant stock awards, to the extent permissible under applicable Legal Requirements, using the share reserves of the Company Equity Plan as of the Effective Time (including any shares returned to such share reserves as a result of the termination of Company Stock Options that are assumed by Parent pursuant to Section 1.6(b)(i)), except that: (i) stock covered by such awards shall be shares of Parent Common Stock; (ii) all references in the Company Equity Plan to a number of shares of Company Common Stock shall be deemed amended to refer instead to a number of shares of Parent Common Stock determined by multiplying the number of referenced shares of Company Common Stock by the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Parent Common Stock; and (iii) the board of directors of Parent or a committee thereof shall succeed to the authority and responsibility of the board of directors of the Company or any committee thereof with respect to the administration of the Company Equity Plan. In the interest of clarity, the granting of new stock awards under the Company Equity Plan at or following the Effective Time shall dilute all shareholders of Parent, including all former holders of Company Common Stock issued Merger Consideration at the Closing, pro rata.

Appendix B-4

(iii) Prior to the Effective Time, the Company and Parent shall take all action that may be necessary (under the Company Equity Plan and otherwise) to effectuate the provisions of this Section 1.6(b) and to ensure that, from and after the Effective Time, holders of Company Stock Options have no rights with respect thereto other than those specifically provided in this Section 1.6(b).

(iv) At or prior to the Effective Time, Parent shall reserve for issuance the number of shares of Parent Common Stock that will become subject to the Company Stock Options assumed by Parent pursuant to Section 1.6(i).

(c) Conversion of Company Warrants.

(i) At the Effective Time, all unexercised and unexpired warrants to purchase shares of Company Common Stock (the “Company Warrants”), then outstanding under the several warrant agreements entered into by the Company and the warrant holders party thereto (collectively, the “Warrant Agreements”), shall be converted into and become a warrant to purchase Parent Common Stock, and Parent shall assume such Company Warrant in accordance with the terms (as in effect as of the date of this Agreement) of the applicable Company Warrant and the terms of the Contract by which such Company Warrant is evidenced. All rights with respect to Company Common Stock under the Company Warrants assumed by Parent shall thereupon be converted into rights with respect to Parent Common Stock. Accordingly, from and after the Effective Time: (i) each Company Warrant assumed by Parent may be exercised solely for shares of Parent Common Stock; (ii) the number of shares of Parent Common Stock subject to each Company Warrant assumed by Parent shall be determined by multiplying the number of shares of Company Preferred Stock that were subject to such Company Warrant immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Parent Common Stock; (iii) the per share exercise price for the Parent Common Stock issuable upon exercise of each Company Warrant assumed by Parent shall be determined by dividing the per share exercise price of Company Preferred Stock subject to such Company Warrant, as in effect immediately prior to the Effective Time, by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any Company Warrant assumed by Parent shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Company Warrant shall otherwise remain unchanged as a result of the assumption of such Company Warrant; provided, however, that the board of directors of Parent or a committee thereof shall succeed to the authority and responsibility of the board of directors of the Company or any committee thereof with respect to each Company Warrant assumed by Parent.

(ii) Prior to the Effective Time, the Company shall take all actions necessary or reasonably requested by Parent (including obtaining any necessary consents) to effectuate the provisions of this Section 1.6(c).

Appendix B-5

(d) Company Notes. At the Effective Time, all unconverted and unexpired Company Notes, will be assumed by Parent. Each Company Note so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the Company Note, except that (i) each Company Note will be convertible (or will become convertible in accordance with its terms) for that number of whole shares of Parent Common Stock as adjusted based on the Exchange Ratio; (ii) any reference in the Company Notes to the Company shall be deemed a reference to Parent and (iii) any references in the Company Notes to Company Common Stock shall be deemed a reference to Parent Common Stock.

(e) Merger Sub Shares. Each Merger Sub Share then outstanding will be converted into one (1) share of common stock of the Surviving Corporation. Each certificate of Merger Sub, if any, evidencing ownership of any such Merger Sub Shares will, as of the Effective Time, evidence ownership of such shares of common stock of the Surviving Corporation.

(f) Allocation Spreadsheet. Prior to the Effective Time, the Company will prepare and deliver to Parent a true, correct and complete list of (i) the Company Shareholders, holders of the Company Stock Options and holders of the Company Warrants, and the amount of shares of the Company Common Stock and Company Preferred Stock held by each of them as of immediately prior to the Effective Time; and (ii) the number of shares of Parent Common Stock and Parent Preferred Stock to be exchanged for each of the Company Shareholder’s shares of the Company Capital Stock and the number of shares of Parent Common Stock to be subject to each option and warrant replacing each Company Stock Option and Company Warrant, as applicable, all in accordance with the terms of this Agreement. A copy of such list, which would be accurate if the Closing Date were the date of this Agreement, is attached hereto as Exhibit C.

(g) Fractional Shares. No fraction of a share of Parent Capital Stock will be issued in connection with the Merger, and no certificates or scrip for any such fractional shares will be issued. All fractional share amounts shall be rounded up to the nearest whole share (based on the total number of shares of Parent Capital Stock to be issued to the applicable Company Shareholders).

(h) Restrictions. If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted securities purchase agreement or other Contract with the Company or under which the Company has any rights, then the shares of Parent Common Stock issued in exchange for such shares of Company Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the book-entry representing such shares of Parent Common Stock may accordingly be marked with appropriate legends. Prior to the Effective Time, the Company shall take all actions necessary of reasonably requested by Parent (including obtaining any necessary consents) to effectuate the provisions of this Section 1.6(h).

(i) Adjustments to Exchange Ratio. The Exchange Ratio will be appropriately adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into shares of Company Common Stock or Company Preferred Stock), reorganization, recapitalization or other like change with respect to Parent Capital Stock or the Company Capital Stock occurring after the date hereof and prior to the Effective Time.

Appendix B-6

1.7 Dissenting Interests. For purposes of this Agreement, “Dissenting Interests” mean any shares of Company Capital Stock outstanding immediately prior to the Effective Time and held by a Person who has not voted such shares in favor of the adoption of this Agreement and the Merger, has properly demanded appraisal for such shares in accordance with Nevada Law and has not effectively withdrawn or forfeited such demand for appraisal. Notwithstanding anything to the contrary contained herein, Dissenting Interests will not be converted into a right to receive the Merger Consideration unless such holder fails to perfect or withdraws or otherwise loses its rights to appraisal or it is determined that such holder does not have appraisal rights in accordance with Nevada Law. If after the Effective Time, such holder fails to perfect or withdraws or loses its right to appraisal, or if it is determined that such holder does not have appraisal rights, such interests will be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration set forth in Section 1.6(a). The Company will give Parent prompt notice of any demands received by the Company for appraisal of the Company Capital Stock, withdrawals of such demands, and any other instruments that relate to such demands received by the Company. Parent and the Company shall jointly participate in all negotiations and proceedings with respect to such demands except as limited by applicable Legal Requirements. Neither Parent nor the Company will, except with prior written consent of the other, make any payment with respect to, or settle or offer to settle, any such demands, unless and to the extent required to do so under applicable Legal Requirements.

1.8 Exchange of Certificates.

(a) Exchange Agent. On the Closing Date (or as soon as practicable thereafter), Parent will engage a third party to act as exchange agent in connection with the Merger (the “Exchange Agent”) pursuant to an exchange agent agreement satisfactory to the Company. As soon as practicable after the Effective Time, Parent will issue and cause to be deposited with the Exchange Agent non-certificated shares of Parent Capital Stock represented by book-entry issuable pursuant to Section 1.6(a). The shares of Parent Capital Stock so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the “Exchange Fund.”

(b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, Parent will mail to the record holders of the Company Capital Stock (i) a letter of transmittal, substantially in the form of Exhibit D attached hereto (“Letter of Transmittal”), and (ii) instructions for use in effecting the surrender of the Company Capital Stock in exchange for non-certificated shares of Parent Capital Stock represented by book-entry issuable pursuant to Section 1.6(a). Upon surrender of a Company Certificate (if applicable) to Parent for exchange, together with a duly executed Letter of Transmittal and such other documents as may be reasonably required by Parent, (A) the holder of such shares of Company Capital Stock will be entitled to receive in exchange therefor non-certificated shares of Parent Capital Stock represented by book-entry equal to the number of whole shares of Parent Capital Stock that such holder has the right to receive pursuant to the provisions of Section 1.6(a), (B) the shares of Company Capital Stock so surrendered will be canceled and (C) Parent will instruct Parent’s transfer agent to issue non-certificated shares of Parent Capital Stock represented by book-entry issuable pursuant to Section 1.6(a). Until surrendered as contemplated by this Section 1.8(b), each share of Company Capital Stock held by a Company Shareholder will be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration.

Appendix B-7

(c) Distributions with Respect to Unexchanged Interests. No distributions declared or made with respect to Parent Capital Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Parent Capital Stock that such holder has the right to receive in the Merger until such holder surrenders such Company Certificate in accordance with this Section 1.8 (at which time such holder will be entitled, subject to the effect of applicable escheat or similar laws, to receive all such distributions, without interest).

(d) Transfers of Ownership. If any shares of Parent Capital Stock are to be issued in a name other than that in which the shares of Company Capital Stock surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the shares of Company Capital Stock so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid to Parent or any Person designated by it any transfer or other taxes required by reason of the issuance of the shares of Parent Capital Stock in any name other than that of the registered holder of the shares of Company Capital Stock surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

(e) Abandoned Property Law. Neither Parent nor the Surviving Corporation will be liable to any holder or former holder of the shares of Company Capital Stock or to any other Person with respect to any shares of Parent Capital Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

(f) Withholding Rights. Each of Parent and the Surviving Corporation will be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of the shares of Company Capital Stock such amounts as may be required to be deducted or withheld therefrom under the Code or any provision of state, local or foreign tax law or under any other applicable Legal Requirement; provided, however, that the Person intending to deduct or withhold shall use reasonable efforts to notify such Persons of any such amounts within at least five (5) Business Days prior to the due date for any relevant payment, which notice shall provide reasonable details regarding the Legal Requirements that require such deduction or withholding, and the Parties shall work together in good faith to minimize such deduction or withholding. To the extent such amounts are so deducted or withheld, such amounts will be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

1.9 Transfer Books. At the Effective Time: (a) all shares of Company Capital Stock outstanding immediately prior to the Effective Time will automatically be canceled and retired and cease to exist, and all holders of shares of Company Capital Stock that were outstanding immediately prior to the Effective Time will cease to have any rights as members of the Company, except each such holder’s right to receive Merger Consideration; and (b) the transfer books of the Company will be closed with respect to all shares of Company Capital Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Capital Stock will be made on such transfer books after the Effective Time. If, after the Effective Time, a Company Certificate is presented to the Surviving Corporation or Parent, such Company Certificate will be canceled and exchanged as provided in Section 1.8.

Appendix B-8

1.10 No Further Rights. The Merger Consideration delivered upon the surrender for exchange of the shares of Company Capital Stock in accordance with the terms of this Agreement will be deemed to have been issued in full satisfaction of all rights pertaining to such shares.

1.11 Tax Consequences. For United States federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368(a)(2)(E) of the Internal Revenue Code of 1986 (the “Code”). The Parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations §1.368-2(g), and undertake to file the statements required by Treasury Regulations §1.368-3(a) with their respective income tax returns for the year of the exchange.

1.12 Additional Actions. If, at any time after the Effective Time, any further action is necessary, desirable or proper to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the Surviving Corporation and its proper officers and managers or their designees are fully authorized (to the fullest extent allowed under applicable Legal Requirements) to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Company or Merger Sub, all other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of the Company or Merger Sub, as applicable, and otherwise to carry out the purposes of this Agreement.

1.13 SEC Filings.

(a) As promptly as reasonably practicable following the date of this Agreement, Parent shall prepare and file with the SEC a Registration Statement on Form S-4 (including all amendments thereto, “S-4 Registration Statement”) in connection with the issuance of Parent Capital Stock. Parent and the Company shall cooperate with each other in connection with the preparation of the S-4 Registration Statement. Each Party shall as promptly as reasonably practicable notify the other Party of the receipt of any oral or written comments from the staff of the SEC on the S-4 Registration Statement. Parent and the Company shall also use their commercially reasonable efforts to satisfy prior to the effective date of the S-4 Registration Statement all applicable securities laws or “blue sky” notice requirements in connection with the Merger and to consummate the other transactions contemplated hereby. The Parties will co-operate in the preparation of any application for any required authorization and any other orders, registrations, consents, filings, rulings, exemptions, no-action letters and approvals, and in the preparation of any documents, reasonably deemed by any of the Parties to be necessary to discharge its respective obligations under this Agreement or otherwise advisable under the Legal Requirements, including in connection with the preparation of the S-4 Registration Statement as provided herein.

Appendix B-9

(b) Parent covenants and agrees that the S-4 Registration Statement, including any pro forma financial statements included therein, will not, at the time that the S-4 Registration Statement or any amendment or supplement thereto is filed with the SEC, at the time of the Parent Meeting (as defined in Section 2.17) and at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company covenants and agrees that the information provided by the Company to Parent for inclusion in the S-4 Registration Statement (including the Company Financial Statements (as defined in Section 2.4)) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such information not misleading. Notwithstanding the foregoing, Parent makes no covenant, representation or warranty with respect to statements made in the S-4 Registration Statement, if any, based on information furnished in writing by the Company specifically for inclusion therein. Each of the Parties shall use commercially reasonable efforts to cause the S-4 Registration Statement to comply with the applicable rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Each of the Parties shall use commercially reasonable efforts to cause the S-4 Registration Statement to be declared effective as soon as possible. Each Party shall promptly furnish to the other Party all information concerning such Party, such Party’s Subsidiaries and such Party’s stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 1.13. If any event relating to Parent or the Company occurs, or if Parent or the Company becomes aware of any information, that should be disclosed in an amendment or supplement to the S-4 Registration Statement, then Parent or the Company, as applicable, shall promptly inform the other Party thereof and shall cooperate with one another in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to Parent’s shareholders.

(c) The Company shall use its commercially reasonable efforts to cooperate with Parent and provide, and require its Representatives to provide, Parent and its Representatives with all true, correct and complete information regarding the Company that is required by applicable Legal Requirements to be included in the S-4 Registration Statement or reasonably requested from Parent to be included in the S-4 Registration Statement. The information provided by the Company to be included in the S-4 Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

1.14 Lost Certificates. If any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to Parent) of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Company Certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Company Certificate, the applicable portion of the Merger Consideration as contemplated by this Article 1.

Appendix B-10

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company represents and warrants to Parent and Merger Sub as follows (it being understood that each representation and warranty contained in this Article II is subject to: (a) the exceptions and disclosures set forth in the part or subpart of the Company Disclosure Schedule corresponding to the particular Section or subsection in this Article II in which such representation and warranty appears; (b) any exceptions or disclosures explicitly cross-referenced in such part or subpart of the Company Disclosure Schedule by reference to another part or subpart of the Company Disclosure Schedule; and (c) any exception or disclosure set forth in any other part or subpart of the Company Disclosure Schedule to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure qualifies such representation and warranty) as of the date hereof and as of the Closing Date:

2.1 Organization and Qualification. The Company is a Nevada corporation duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Legal Requirements of Nevada, and has the requisite corporate power and authority to own, lease and operate its assets and to carry on its business as now conducted. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth on Section 2.1 of the Company Disclosure Schedules, the Company has no Subsidiaries and does not own any equity interest in any other Person.

2.2 Capital Structure.

(a) No shares of Company Capital Stock or other Company securities are held in the Company’s treasury. All outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities Legal Requirements.

(b) Section 2.2(b) of the Company Disclosure Schedule lists each holder of the shares of Company Capital Stock, Company Stock Options and Company Warrants and the number and type of shares of Company Capital Stock, Company Stock Options and Company Warrants held by such holder, and any other outstanding securities of the Company with the material terms thereof.

Appendix B-11

(c) Except for the Company Preferred Stock, the Company Stock Options, the Company Warrants, the Company Notes, and a reservation of 2,400,000 shares of Company Common Stock for direct issuances or purchases upon exercise of the Company Stock Options to be granted in the future under the Company Equity Plan, and except as set forth on Section 2.2(c) of the Company Disclosure Schedule: (i) none of the outstanding shares of Company Capital Stock, Company Stock Options and Company Warrants are entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right; (ii) there are no outstanding bonds, debentures, notes or other indebtedness of the Company having a right to vote on any matters on which the Company Shareholders have a right to vote; and (iii) there is no Contract to which the Company is a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Company Capital Stock, Company Stock Options and Company Warrants. Except as set forth on Section 2.2(c) of the Company Disclosure Schedule, the Company is not under any obligation, and is not bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Capital Stock, Company Stock Options and Company Warrants or other securities.

2.3 Authority; Non-Contravention; Approvals.

(a) The Company has the requisite corporate power and authority to enter into this Agreement and, subject to the Company Written Consent, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to the Company Written Consent and the filing and recordation of the Articles of Merger pursuant to Nevada Law. The affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Company Preferred Stock outstanding on the applicable record date (collectively, the “Company Requisite Vote”) is the only vote of the holders of any class or series of the shares of Company Common Stock and Company Preferred Stock necessary to adopt this Agreement and approve the Merger and all other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of the Company, (ii) subject to obtaining the Company Written Consent, conflict with or violate any Legal Requirement applicable to the Company, except for any such conflicts or violations that would not, individually or in the aggregate, have a Company Material Adverse Effect, or (iii) except as set forth in Section 2.3(b)(iii) of the Company Disclosure Schedule, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the rights of the Company or alter the rights or obligations of any third party thereunder, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the assets or properties of the Company pursuant to, any Company Contract required to be disclosed on Section 2.16 of the Company Disclosure Schedule, except, for purposes of this clause (iii), as would not, individually or in the aggregate, have a Company Material Adverse Effect.

Appendix B-12

(c) No material consent, approval, Order or authorization of, or registration, declaration or filing with any Governmental Body is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Articles of Merger with the Secretary of State of the State of Nevada, (ii) the filings contemplated by Section 5.2(a), (iii) the filing of a Form D Notice of Exempt Offering of Securities or other related filings in reliance on an exemption provided in Regulation D of the Securities Act, and (iv) the expiration or termination of the applicable waiting periods under the HSR Act and the receipt of all other clearances, approvals or consents of governmental entities in certain other specified jurisdictions, if applicable, and except where the failure to make or obtain such consent, approval, Order or authorization would not have, in the aggregate, a Company Material Adverse Effect.

2.4 Company Financial Statements. The Company has made available to Parent the audited financial statements for the years ended December 31, 2024 and 2023 and the unaudited financial statements as of and for the three months ended March 31, 2025 (collectively, the “Company Financial Statements”). The Company Financial Statements were prepared in accordance with United States generally accepted accounting principles (“GAAP”) (except as may be indicated in the notes to such financial statements and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) consistently applied and in accordance with past practice (except as noted therein) throughout the periods involved and fairly and accurately present in all material respects the financial position, results of operations and cash flows of the Company as of the dates, and for the periods, indicated therein. The balance sheet of the Company as of March 31, 2025, is hereinafter referred to as the “Company Balance Sheet.”

2.5 No Undisclosed Liabilities. Other than as set forth in the Company Financial Statements or in Section 2.5 of the Company Disclosure Schedules, the Company has no material liabilities, obligations or commitments, whether asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise, in each case of the nature that would be required to be reflected in a balance sheet prepared in accordance with GAAP, except (a) those which are adequately reflected or reserved against in the Company Balance Sheet and (b) those which have been incurred in the ordinary course of business since the date of the Company Balance Sheet and which are not material in amount.

2.6 Absence of Certain Changes or Events. Except as set forth on Section 2.6 of the Company Disclosure Schedules, since the date of the Company Balance Sheet through the date of this Agreement, the Company has conducted its business only in the ordinary course of business in all material respects, there has not been a Company Material Adverse Effect, and there has not been any action or omission by the Company that, if taken during the Pre-Closing Period (as defined in Section 4.1) without Parent’s consent, would constitute a breach of Section 4.1.

Appendix B-13

2.7 Taxes.

(a) Each income and other material Tax Return that the Company was required to file under applicable Legal Requirements: (i) has been timely filed on or before the applicable due date (including any extensions of such due date); and (ii) is true and complete in all material respects. All material Taxes due and payable by the Company have been timely paid, except to the extent such amounts are being contested in good faith by the Company or are properly reserved for on the books or records of the Company. No extension of time with respect to any date on which a Tax Return was required to be filed by the Company is in force (except routine extensions of not more than six months followed by timely filing within the extension period), and no waiver or agreement by or with respect to the Company is in force for the extension of time for the payment, collection or assessment of any Taxes, and no request has been made by the Company in writing for any such extension or waiver (except, in each case, in connection with any request for extension of time for filing Tax Returns). There are no Encumbrances for Taxes on any asset of the Company other than Encumbrances for Taxes not yet due and payable, Taxes contested in good faith or that are otherwise not material and are reserved against. No deficiency with respect to Taxes has been proposed, asserted or assessed in writing against the Company which has not been fully paid or adequately reserved.

(b) All material Taxes that the Company has been required to collect or withhold have been duly collected or withheld and, to the extent required by applicable Legal Requirements when due, have been duly and timely paid to the proper Governmental Body.

(c) The unpaid Taxes of the Company (i) did not, as of December 31, 2024, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the balance sheet of such date, and (ii) do not exceed the reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns. Since December 31, 2024, the Company has not incurred any liability for Taxes outside of the ordinary course of business or otherwise inconsistent with past custom or practice.

(d) The Company will not be required to include any material item of income in, or exclude any material item of deduction or credit from, the computation of taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date, (v) deferred intercompany gain or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax law), or (vi) election under Section 108(i) of the Code.

(e) No closing agreements, private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into by the Company with any taxing authority or issued by any taxing authority to the Company. There are no outstanding rulings of, or request for rulings with, any Governmental Body addressed to the Company that are, or if issued would be, binding on the Company.

(f) The Company is not a party to any Contract with any third party relating to allocating or sharing the payment of, or liability for, Taxes or Tax benefits (other than pursuant to customary provisions included in credit agreements, leases, and agreements entered with employees, in each case, not primarily related to Taxes and entered into in the ordinary course of business). The Company has no liability for the Taxes of any third party under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Legal Requirement) as a transferee or successor or otherwise by operation of Legal Requirements.

Appendix B-14

(g) The Company has not been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or of any group that has filed a combined, consolidated or unitary Tax return under state, local or foreign Tax Legal Requirement (other than a group the common parent of which was the Company).

(h) The Company does not have any direct or indirect interest in any trust, partnership, corporation, limited liability company, or other “business entity” for United States federal income tax purposes. The Company is and always has been a corporation taxable under subchapter C of the Code for United States federal income tax purposes, and has had comparable status under the Legal Requirements of any state, local or non-U.S. jurisdiction in which it was required to file any Tax Return at the time it was required to file such Tax Return. The Company is not a “controlled foreign corporation” within the meaning of Section 957 of the Code or “passive foreign investment company” within the meaning of Section 1297 of the Code.

(i) The Company has not participated in, or is currently participating in, a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). The Company has disclosed on its respective United States federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of United States federal income Tax within the meaning of Section 6662 of the Code.

(j) The Company is not (or has been for the five-year period ending at the Effective Time) a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code and the applicable Treasury Regulations.

(k) The Company has no permanent establishment in any country other than the United States, as defined in any applicable Tax treaty between the United States and such other country or is otherwise subject to the taxing jurisdiction of a country other than the United States.

(l) The Company has not distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

(m) The Company has not taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under Section 368 of the Code. The Company is not aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization under Section 368 of the Code.

2.8 Intellectual Property.

(a) (i) Except as set forth on Section 2.8(a)(i) of the Company Disclosure Schedules, to the Company’s knowledge, the Company owns or possesses, or has the right or license to use, all of the IP Rights used in its business as currently conducted (“Company IP”), free and clear of any Encumbrances (other than Permitted Liens) without any violation, misappropriation or infringement of, or other conflict with, the rights of another Person.

Appendix B-15

(b) Section 2.8(b) of the Company Disclosure Schedule accurately identifies and describes each proprietary product or service currently licensed to the Company or developed, manufactured, marketed or sold by or on behalf of the Company, including products or services currently designated as development candidates with a unique internal name by the Company.

(c) Section 2.8(c) of the Company Disclosure Schedule accurately identifies: (i) each item of Registered IP in which the Company has or purports to have an ownership interest of any nature (whether exclusively, jointly with another Person, exclusively licensed to the Company or otherwise); (ii) the jurisdiction in which such item of Registered IP has been registered or filed and the applicable registration or serial number; and (iii) any other Person that has an ownership interest in such item of Registered IP and the nature of such ownership interest. The Company has provided to Parent reasonable access to accurate and complete copies of all applications and correspondence to and from the Governmental Body related to each such item of Registered IP. For the avoidance of doubt, for published applications and patents, the Company furnishing to Parent the relevant application, serial or patent number of the Registered IP shall be considered reasonable access.

(d) Section 2.8(d) of the Company Disclosure Schedule accurately identifies: (i) all IP Rights licensed to the Company (other than any non-customized software that (x) is so licensed solely in executable or object code form pursuant to a non-exclusive, internal use software license, (y) is not incorporated into, or used directly in the development, manufacturing or distribution of, any of the Company’s products or services and (z) is generally available on standard terms for less than $25,000); (ii) the corresponding Contract(s) pursuant to which such IP Rights are licensed to the Company; and (iii) whether the license or licenses granted to the Company is exclusive or non-exclusive.

(e) Section 2.8(e) of the Company Disclosure Schedule accurately identifies each Contract pursuant to which any Person has been granted by the Company any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in, any Company IP. Except as set forth on Section 2.8(e) of the Company Disclosure Schedule, the Company is not bound by, and no Company IP is subject to, any Contract containing any covenant or other provision that in any way limits or restricts the ability of the Company to use, exploit, assert or enforce any Company IP anywhere in the world, except field and geographical restrictions in applicable licenses to Company IP granted to the Company.

(f) The Company has provided to Parent an accurate and complete copy of each standard form of Company IP Contract used by the Company at any time since January 1, 2024, including each standard form of: (i) employee agreement containing any intellectual property assignment or license of IP Rights or any confidentiality provision; (ii) consulting or independent contractor agreement containing any intellectual property assignment or license of IP Rights or any confidentiality provision; and (iii) confidentiality or nondisclosure agreement (each as applicable).

Appendix B-16

(g) Without limiting Section 2.8(a) and subject to the other clauses of this Section 2.8 and the Company Disclosure Schedule relating thereto:

(i) Except as set forth on Section 2.8(g)(i) of the Company Disclosure Schedules, all documents and instruments necessary to perfect the rights of the Company in the Company IP have been validly executed, delivered and, if related to Registered IP, filed in a timely manner with the appropriate Governmental Body, where required.

(ii) Except for Registered IP identified on Section 2.8(c) of the Company Disclosure Schedule, no funding, facilities or personnel of any Governmental Body were used, directly or indirectly, to develop or create, in whole or in part, any of the Company IP.

(iii) Since January 1, 2025, the Company has not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Company IP to any other Person.

(iv) To the Company’s knowledge, the Company owns or otherwise has, and as of immediately following the Effective Time the Surviving Corporation will continue to have, the IP Rights needed to conduct their respective businesses as currently conducted and commercialize the products and services that are currently being developed.

(h) To the Company’s knowledge, all Company IP that is Registered IP is, as to registered IP Rights, valid, subsisting and enforceable, and as to applications, pending and in full force. Without limiting the generality of the foregoing, to the Company’s knowledge:

(i) Each U.S. patent application and U.S. patent in which the Company has an ownership interest was filed within one (1) year of a printed publication, public use or offer for sale of each invention described in the U.S. patent application or U.S. patent. Each foreign patent application and foreign patent in which the Company has an ownership interest was filed or claims priority to a patent application filed prior to each invention described in the foreign patent application or foreign patent being made available to the public.

(ii) Except as set forth on Section 2.8(h)(ii) of the Company Disclosure Schedule, to the Company’s knowledge, no trademark or trade name owned, used or applied for by the Company conflicts or interferes with any trademark or trade name owned, used or applied for by any other Person. No event or circumstance (including a failure to exercise adequate quality controls and an assignment in gross without the accompanying goodwill) has occurred or exists that has resulted in, or would reasonably be expected to result in, the abandonment of any trademark owned, used or applied for by or on behalf of the Company.

(iii) Each item of Company IP that is Registered IP is in compliance with all Legal Requirements, other than any Legal Requirement that can be met with reasonable effort with respect to such Registered IP so as to avoid revocation, cancellation, or lapse or otherwise adversely affect its enforceability, use, or priority, and all filings, payments and other actions required to be made or taken to maintain such item of Registered IP in full force and effect have been made by the applicable deadline. Except as set forth on Section 2.8(h)(iii)(a) of the Company Disclosure Schedule, no application for a patent, copyright or trademark registration or any other type of Registered IP owned and filed by or on behalf of the Company at any time since January 1, 2025 has been abandoned or allowed to lapse. Section 2.8(h)(iii)(b) of the Company Disclosure Schedule accurately identifies and describes each action, filing and payment that has arisen as of the date hereof and that must be taken or made on or before the date that is one hundred eighty (180) days after the date hereof in order to maintain an item of Company IP that is Registered IP in full force and effect.

Appendix B-17

(iv) All assignments to the Company of inventorship, authorship or ownership rights relating to Company IP that is Registered IP are valid and enforceable. Each of the patents identified on Section 2.8(c) of the Company Disclosure Schedule as being owned by the Company properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such patent is issued or such patent is pending.

(v) Except as set forth on Section 2.8(h)(v) of the Company Disclosure Schedule, no interference, opposition, reissue, reexamination or other Legal Proceeding is, or since January 1, 2025 has been, pending or, to the Company’s knowledge, threatened in writing, in which the scope, validity or enforceability of any Company IP that is Registered IP is being or has been or is expected by the Company to be contested or challenged. To the Company’s knowledge, there is no basis for a claim that any Company IP that is Registered IP is invalid or unenforceable.

(i) Each Person who is or was an employee or contractor of the Company and who is or was involved in the creation or development of any Company IP has signed an agreement containing an assignment of IP Rights to the Company. No current or former stockholder, officer, director, employee, consultant or contractor of the Company has any claim, right (whether or not currently exercisable) or interest to or in any Company IP. To the Company’s knowledge, no employee of the Company is: (x) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for the Company; or (y) in breach of any Contract with any former employer or other Person concerning IP Rights or confidentiality obligations.

(j) The Company has taken all reasonable steps for a company of its size and resources to maintain the confidentiality of and otherwise protect and enforce their rights in all material proprietary information that the Company holds, or purports to hold, as a trade secret.

(k) The Company is not, and the Company never was, a contributor to any industry standards body or similar organization that could require or obligate the Company to grant or offer to any other Person any license or right to any Company IP.

(l) To the Company’s knowledge, since January 1, 2025 no Person has infringed, misappropriated or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Company IP. Section 2.8(l) of the Company Disclosure Schedule accurately identifies (and the Company has provided to Parent an accurate and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered since January 1, 2025 by or to the Company regarding any actual, alleged or suspected infringement or misappropriation of any Company IP, and provides a brief description of the current status of the matter referred to in such letter, communication or correspondence.

Appendix B-18

(m) Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby, including the Merger, will, with or without notice or lapse of time, result in or give any other Person the right or option to cause or declare: (i) a loss of, or Encumbrance on, any Company IP owned by the Company; (ii) a breach of any license agreement listed or required to be listed in Section 2.8(d) of the Company Disclosure Schedule; (iii) the release, disclosure or delivery of any Company IP owned by the Company by or to any escrow agent or other Person; or (iv) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Company IP owned by the Company.

(n) To the Company’s knowledge, the Company has not infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated any IP Right of any other Person, including but not limited to, by the making, using, or selling of any proprietary products or services set forth in Section 2.8(b) of the Company Disclosure Schedule. Without limiting the generality of the foregoing, except as set forth on Section 2.8(n) of the Company Disclosure Schedule, (i) no infringement, misappropriation or similar claim or Legal Proceeding is pending or, to the Company’s knowledge, threatened in writing against the Company and (ii) the Company has never received any written notice or other written communication (whether in electronic form or otherwise) relating to any actual, alleged or suspected infringement, misappropriation or violation of any IP Rights of another Person.

(o) Except as disclosed on Section 2.8(o) of the Company Disclosure Schedule or pursuant to licenses for off-the-shelf software, the Company is not a party to any Contract requiring any future payment of royalties by the Company for the use of any IP Rights.

(p) Except as disclosed in Section 2.8(p) of the Company Disclosure Schedule, to the Company’s knowledge, the Company is not bound by any Contract to indemnify, defend, hold harmless or reimburse any other Person with respect to any intellectual property infringement, misappropriation or similar claim. The Company has never assumed, or agreed to discharge or otherwise take responsibility for, any existing or potential liability of another Person for infringement, misappropriation or violation of any IP Right.

2.9 Compliance with Legal Requirements.

(a) The Company is not in conflict with, or in default or in material violation of any Legal Requirement, in each case, except as would not reasonably be expected to result in a Company Material Adverse Effect. No material investigation or review by any Governmental Body is pending, or to the knowledge of the Company, has been threatened in writing, against the Company. There is no material Order binding upon the Company which would have a Company Material Adverse Effect.

(b) The Company holds, to the extent required by any applicable Legal Requirement, all permits, licenses, authorizations, variances, exemptions, Orders and approvals from Governmental Bodies which are material and necessary to the operation of the business of the Company (collectively, the “Company Permits”). No suspension or cancellation of any such Company Permit is pending or, to the knowledge of the Company, threatened in writing. Each such Company Permit is valid and in full force and effect, and the Company is in compliance in all material respects with the terms of such Company Permits.

Appendix B-19

(c) None of the representations and warranties contained in this Section 2.9 shall be deemed to relate to environmental matters (which are governed by Section 2.14) or tax matters (which are governed by Section 2.7).

2.10 Legal Proceedings. Except as set forth in Section 2.10 of the Company Disclosure Schedule, there is no pending Legal Proceeding, and (to the knowledge of the Company) no Person has threatened in writing to commence any Legal Proceeding: (a) against or by the Company affecting any of its properties or assets, which if determined adversely to the Company would result in a Company Material Adverse Effect; (b) against or by the Company that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement; or (c) that would be required to be disclosed in SEC Documents pursuant to Regulation S-K, Item 103.

2.11 Brokers’ and Finders’ Fees. Except as set forth in Section 2.11 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission payable by the Company in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

2.12 Employee Benefit Plans.

(a) Section 2.12(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a complete and accurate list of each material plan, program, policy, practice, contract, agreement or other arrangement providing for employment, compensation, retirement, pension, deferred compensation, loans, severance, separation, relocation, repatriation, expatriation, visas, work permits, termination pay, performance awards, bonus, incentive, stock option, stock purchase, stock bonus, phantom stock, stock appreciation right, supplemental retirement, profit sharing, fringe benefits, cafeteria benefits, medical benefits, life insurance, disability benefits, accident benefits, salary continuation, accrued leave, vacation, sabbatical, sick pay, sick leave, unemployment benefits or other benefits, whether written or unwritten, including each “voluntary employees’ beneficiary association”, under Section 501(c)(9) of the Code and each “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), in each case, for active, retired or former employees, directors or consultants, which is currently sponsored, maintained, contributed to, or required to be contributed to or with respect to which any potential material liability for premiums or benefits is borne by the Company or any trade or business (whether or not incorporated) that is or at any relevant time was treated as a single employer with the Company within the meaning of Section 414 of the Code (an “ERISA Affiliate”), (collectively, the “Company Employee Plans”).

(b) To the Company’s knowledge, each Company Employee Plan is being administered substantially in accordance with its terms and in material compliance with the requirements prescribed by any and all Legal Requirements (including ERISA and the Code). The Company and each ERISA Affiliate are not in material default under or material violation of, and have no knowledge of any material default or material violation by any other party to, any of the Company Employee Plans.

Appendix B-20

2.13 Title to Assets; Condition of Equipment. The Company owns, and has good and valid title to, all tangible assets purported to be owned by it, including all assets purported to be owned by it and reflected in the Company Balance Sheet (other than assets sold or otherwise disposed of in the ordinary course of business since the date of the Company Balance Sheet), free and clear of any Encumbrances, except for (i) any Encumbrance for current taxes not yet due and payable, (ii) Encumbrances that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Company, and (iii) Permitted Liens.

2.14 Environmental Matters. Except as would not reasonably be expected to result in a Company Material Adverse Effect, (a) the Company is in compliance with all applicable Environmental Laws, (b) as of the date hereof, no claims are pending or, to the knowledge of the Company, threatened in writing against the Company alleging a violation of or liability under any Environmental Law, and (c) to the knowledge of the Company, no conditions exist at any of the Company’s properties that would reasonably be expected to result in the owner or operator thereof incurring any material liability under any Environmental Law. “Environmental Law” means any applicable Legal Requirement in effect as of the date of this Agreement relating to the environment, natural resources or human health or safety, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., as amended; the Clean Air Act, 42 U.S.C. 7401 et seq., as amended; the Clean Water Act, 33 U.S.C. 1251 et seq., as amended; and the Occupational Safety and Health Act, 29 U.S.C. 655 et seq.

2.15 Labor Matters. The Company is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes.

2.16 Company Contracts. Except as set forth in Section 2.16 of the Company Disclosure Schedule, the Company is not a party to or bound by any Contract that would be a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K if the Company were the registrant thereunder). The Company has made available to Parent a true, correct and complete copy of each Contract listed or required to be listed in Section 2.16 of the Company Disclosure Schedule (any such Contract, a “Company Contract”). Neither the Company, nor to the Company’s knowledge any other party to a Company Contract, has breached or violated in any material respect or materially defaulted under, or received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the Company Contracts. To the knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) would reasonably be expected to: (a) result in a violation or breach in any material respect of any of the provisions of any Company Contract; (b) give any Person the right to declare a default in any material respect under any Company Contract; or (c) give any Person the right to cancel, terminate or modify any Company Contract. Each Company Contract is valid, binding, enforceable and in full force and effect, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

Appendix B-21

2.17 Proxy Statement; Information Statement. Any information regarding the Company supplied by the Company for inclusion in any proxy statement or information statement, if applicable, which may be sent to Parent’s stockholders in connection with the solicitation of proxies or otherwise in favor of (i) the approval of the amendment to the certificate of incorporation of Parent, (ii) the Reverse Stock Split (as defined in Section 6.3(f)), and (iii) the approval, if necessary, of the issuance of shares of Parent Capital Stock pursuant to this Agreement (and any amendment or supplement thereto) (the “Proxy Statement” and “Information Statement”, as applicable), in each case, at the date the Proxy Statement or Information Statement (and any amendment or supplement thereto) is first mailed to Parent stockholders and, if applicable, at the time of the special meeting (the “Parent Meeting”) of Parent’s stockholders (or any adjournment or postponement thereof), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 2.17 will not apply to statements or omissions included in the Proxy Statement or Information Statement (and, in each case, any amendment or supplement thereto) based upon information regarding Parent or any Parent Subsidiary supplied to the Company in writing by Parent for use therein. The Proxy Statement (and, in each case, any amendment or supplement thereto) will include the Company Board Recommendation (as defined in Section 5.14(b)).

2.18 Exclusivity of Representations and Warranties; Reliance.

(a) Except as expressly set forth in this Article 2, neither the Company nor any Person on behalf of the Company has made, nor are any of them making, any representation or warranty, written or oral, express or implied, at law or in equity, including with respect to merchantability or fitness for any particular purpose, in respect of the Company or its business in connection with the transactions contemplated hereby, including any representations or warranties about the accuracy or completeness of any information or documents previously provided (including with respect to any financial or other projections therein), and any other such representations and warranties are hereby expressly disclaimed.

(b) Parent and Merger Sub acknowledge and agree that, except as set forth in Article 2 or elsewhere in this Agreement, none of Parent, Merger Sub or any of their Representatives is relying on any other representation or warranty of the Company or any other Person, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case with respect to the transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub, jointly and severally, represent and warrant to the Company as follows (it being understood that each representation and warranty contained in this Article III is subject to: (a) the exceptions and disclosures set forth in the part or subpart of the Parent Disclosure Schedule corresponding to the particular Section or subsection in this Article III in which such representation and warranty appears; (b) any exceptions or disclosures explicitly cross-referenced in such part or subpart of the Parent Disclosure Schedule by reference to another part or subpart of the Parent Disclosure Schedule; and (c) any exception or disclosure set forth in any of the SEC Documents (other than any exhibits, schedules, or other documents incorporated therein by reference or any disclosures contained or referenced therein under the captions “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements,” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) or other part or subpart of the Parent Disclosure Schedule to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure qualifies such representation and warranty) as of the date hereof and as of the Closing Date:

Appendix B-22

3.1 Organization and Qualification.

(a) Parent is a corporation duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Legal Requirements of its jurisdiction of organization, and has the requisite corporate power and authority to own, lease and operate its assets and to carry on its business as now conducted. Merger Sub is a corporation duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Legal Requirements of its jurisdiction of organization, and has the requisite corporate power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each of the Acquiring Companies is duly qualified or licensed to do business as a foreign corporation and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary.

(b) Except as set forth on Section 3.1(b) of the Parent Disclosure Schedules or in the SEC Documents, Parent does not have any Subsidiaries other than Merger Sub, and Parent does not own any equity interest in any other Person other than Merger Sub. None of the Acquiring Companies has agreed or is obligated to make or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity.

(c) Parent has delivered or made available to the Company a true and correct copy of the articles of incorporation (including any certificate of designations), bylaws or like organizational documents, each as amended to date, of each of the Acquiring Companies. None of the Acquiring Companies is in violation of any of the provisions of such organizational documents.

3.2 Capital Structure.

(a) The authorized capital stock of Parent is as described in the SEC Documents. No shares of capital stock are held in Parent’s treasury. All outstanding shares of Parent Capital Stock are duly authorized, validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities Legal Requirements.

(b) The shares of Parent Capital Stock issuable as Merger Consideration, upon issuance on the terms and conditions contemplated in this Agreement, would be duly authorized, validly issued, fully paid and non-assessable.

Appendix B-23

(c) Other than as set forth in the SEC Documents, there is no existing option, warrant, call, right or contract to which Parent is a party requiring, and there are no equity interests in Parent outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of Parent Capital Stock or other equity securities in Parent or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities in Parent.

(d) (i) None of the outstanding shares of Parent Capital Stock are entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Parent Capital Stock are subject to any right of first refusal; (iii) there are no outstanding bonds, debentures, notes or other indebtedness of the Acquiring Companies having a right to vote on any matters on which the stockholders of Parent have a right to vote; and (iv) there is no Contract to which the Acquiring Companies are a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Parent Capital Stock. None of the Acquiring Companies is under any obligation or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Capital Stock or other securities.

3.3 Authority; Non-Contravention; Approvals.

(a) Each of Parent and Merger Sub has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by each of Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its obligations hereunder and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject only to adoption of this Agreement by Parent as sole stockholder of Merger Sub following the execution hereof, and the filing and recordation of the Articles of Merger pursuant to Nevada Law. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by the Company this Agreement constitutes the valid and binding obligation of Parent and Merger Sub, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

(b) Parent’s board of directors, by resolutions duly adopted by the written consent of Parent’s board of directors and, as of the date of this Agreement, not subsequently rescinded or modified in any way, has, as of the date of this Agreement (i) approved this Agreement and the Merger, and determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are fair to, and in the best interests of Parent’s stockholders, and (ii) resolved to recommend that Parent’s stockholders approve the Parent Written Consent. The board of directors of Merger Sub, by resolutions duly adopted by the written consent of Merger Sub’s sole director and, as of the date of this Agreement, not subsequently rescinded or modified in any way, has approved and declared advisable this Agreement and the Merger and submitted this Agreement to Parent, as its sole stockholder for adoption thereby. Immediately following the execution of this Agreement, Parent in its capacity as the sole stockholder of Merger Sub, shall execute a written consent adopting this Agreement.

Appendix B-24

(c) The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of this Agreement by Parent or Merger Sub will not, (i) conflict with or violate the articles of incorporation or bylaws of Parent, (ii) conflict with or violate the articles of incorporation or bylaws of Merger Sub; (iii) subject to compliance with the requirements set forth in Section 3.3(d) below, conflict with or violate any Legal Requirement or Order applicable to Parent or Merger Sub or by which their respective properties are bound or affected, or (iv) require an Acquiring Company to make any filing with or give any notice to or obtain any consent from a Person pursuant to any Contract that would be a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K if the Company were the registrant thereunder) (“Parent Contract”), result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Parent’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of Parent pursuant to, any Parent Contract.

(d) No consent, approval, Order or authorization of, or registration, declaration or filing with any Governmental Body is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing with the SEC of any outstanding periodic reports due under the Exchange Act, (ii) the filing of the Articles of Merger with the Secretary of State of the State of Nevada, (iii) the filing of Current Reports on Form 8-K with the SEC within four business (as determined under applicable SEC Legal Requirements) days after the execution of this Agreement and the Closing Date, (iv) the filing of an Amended and Restated Charter with the Secretary of State of the State of Nevada, (v) such approvals as may be required under applicable state securities or “blue sky” laws or the rules and regulations of the over-the-counter marketplace, (vi) the filings contemplated by Section 5.2(a), and (vii) the filing of the S-4 Registration Statement with the SEC, and except where the failure to make or obtain such consent, approval, Order or authorization would not have, in the aggregate, a Parent Material Adverse Effect.

3.4 Anti-Takeover Statutes Not Applicable. The board of directors of Parent and the board of directors of Merger Sub have taken all actions so that no state takeover statute or similar Legal Requirement applies or purports to apply to the execution, delivery or performance of this Agreement or to the consummation of the Merger or the other transactions contemplated by this Agreement.

3.5 SEC Filings; Parent Financial Statements; No Undisclosed Liabilities.

(a) Parent has filed or furnished all reports and other materials required to be filed or furnished by Parent under the Exchange Act since December 31, 2023. As of the time an SEC Document was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in an SEC Document, each of the certifications and statements relating to SEC Documents required by: (1) the SEC’s Order dated June 27, 2002 pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460); (2) Rule 13a-14 or 15d-14 under the Exchange Act; or (3) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) is accurate and complete, and complied as to form and content with all applicable Legal Requirements in effect at the time such Parent certification was filed with or furnished to the SEC. As used in this Section 3.5, the term “file” and variations thereof will be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

Appendix B-25

(b) Accurate and complete copies of Parent’s SEC Documents have been made available (including via EDGAR) to the Company. As of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such subsequent filing, or, if a registration statement, as amended or supplemented, if applicable, by a filing prior to the date of this Agreement pursuant to the Securities Act, on the date such registration statement or amendment became effective), none of Parent’s SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from SEC staff with respect to Parent’s SEC Documents. To Parent’s knowledge, none of Parent’s SEC Documents is the subject of ongoing SEC review or investigation, other than any review or investigation initiated as a result of the transactions contemplated by this Agreement.

(c) Except as set forth in the SEC Documents, Parent maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed to ensure that all material information concerning Parent required to be disclosed by Parent in the reports that it is required to file, submit or furnish under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of such reports.

(d) Parent has established and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) that is reasonably designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements in accordance with GAAP for external purposes and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Parent, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of Parent are being made only in accordance with authorizations of management and directors of Parent, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on its financial statements, and such system of internal controls over financial report is reasonably effective. Parent has disclosed, based on its most recent evaluation prior to the date of this Agreement, to Parent’s outside auditors and the audit committee of Parent’s board of directors: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information; and (ii) any material fraud, within the knowledge of Parent, that involves management or other employees who have a significant role in Parent’s internal controls over financing reporting. As of the date hereof, there is no reason to believe that Parent’s independent auditors, interim chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when required. To the knowledge of Parent, neither Parent nor any of the Parent Subsidiaries nor Parent’s independent auditors have identified or been made aware of: (x) any significant deficiency or material weakness in the design or operation of Parent’s internal controls; (y) any illegal act or fraud, whether or not material, that involves Parent’s management or other employees; or (z) any reasonably credible claim or allegation regarding any of the foregoing.

Appendix B-26

(e) The financial statements (including any related notes) contained or incorporated by reference in the SEC Documents (the “Parent Financial Statements”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present the consolidated financial position of Parent as of the respective dates thereof and the consolidated results of operations and cash flows of Parent for the periods covered thereby.

(f) Other than as set forth in the Parent Financial Statements or in Section 3.5(f) of the Parent Disclosure Schedules, none of the Acquiring Companies has any material liabilities (absolute, accrued, contingent or otherwise) of any nature that are not otherwise disclosed in the SEC Documents.

(g) Since the date of the Parent Financial Statements through the date of this Agreement, the Acquiring Companies have conducted their businesses only in the ordinary course of business in all material respects and there has not been a Parent Material Adverse Effect.

3.6 Taxes.

(a) Each of the income and other material Tax Returns that any Acquiring Company was required to file under applicable Legal Requirements: (i) has been timely filed on or before the applicable due date (including any extensions of such due date) and (ii) is true and complete in all material respects. All material Taxes due and payable by Parent have been timely paid, except to the extent such amounts are being contested in good faith by Parent or are properly reserved for on the books or records of Parent. No extension of time with respect to any date on which a Tax Return was required to be filed by an Acquiring Company is in force (except routine extensions of not more than six months followed by timely filing within the extension period), and no waiver or agreement by or with respect to an Acquiring Company is in force for the extension of time for the payment, collection or assessment of any Taxes, and no request has been made by an Acquiring Company in writing for any such extension or waiver (except, in each case, in connection with any request for extension of time for filing Tax Returns). There are no Encumbrances for Taxes on any asset of an Acquiring Company other than Encumbrances for Taxes not yet due and payable, Taxes contested in good faith or that are otherwise not material and reserved against or reflected in the SEC Documents. No deficiency with respect to Taxes has been proposed, asserted or assessed in writing against Parent which has not been fully paid or adequately reserved or reflected in the SEC Documents.

Appendix B-27

(b) All material Taxes that an Acquiring Company has been required to collect or withhold have been duly collected or withheld and, to the extent required by applicable Legal Requirements when due, have been duly and timely paid to the proper Governmental Body.

(c) The unpaid Taxes of the Acquiring Companies (i) did not, as of December 31, 2024, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the balance sheet of such date contained in the SEC Documents, and (ii) do not exceed the reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Acquiring Companies in filing their Tax Returns. Since December 31, 2024, the Acquiring Companies have not incurred any liability for Taxes outside of the ordinary course of business or otherwise inconsistent with past custom or practice.

(d) No Acquiring Company will be required to include any material item of income in, or exclude any material item of deduction or credit from, the computation of taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date, (v) deferred intercompany gain or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax law), or (vi) election under Section 108(i) of the Code.

(e) No closing agreements, private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into by any Acquiring Company with any taxing authority or issued by any taxing authority to an Acquiring Company. There are no outstanding rulings of, or request for rulings with, any Governmental Body addressed to an Acquiring Company that are, or if issued would be, binding on any Acquiring Company.

(f) No Acquiring Company is a party to any Contract with any third party relating to allocating or sharing the payment of, or liability for, Taxes or Tax benefits (other than pursuant to customary provisions included in credit agreements, leases, and agreements entered with employees, in each case, not primarily related to Taxes and entered into in the ordinary course of business). No Acquiring Company has any liability for the Taxes of any third party under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Legal Requirement) as a transferee or successor or otherwise by operation of Legal Requirements.

(g) No Acquiring Company has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or of any group that has filed a combined, consolidated or unitary Tax return under state, local or foreign Tax Legal Requirement (other than a group the common parent of which was Parent).

Appendix B-28

(h) Other than its direct interest in Merger Sub and as set forth on Section 3.1(b) of the Parent Disclosure Schedules, Parent does not have any direct or indirect interest in any trust, partnership, corporation, limited liability company, or other “business entity” for United States federal income tax purposes. Each Acquiring Company is and always has been a corporation taxable under subchapter C of the Code for United States federal income tax purposes, and has had comparable status under the Legal Requirements of any state, local or non-U.S. jurisdiction in which it was required to file any Tax Return at the time it was required to file such Tax Return. None of the Acquiring Companies is a “controlled foreign corporation” within the meaning of Section 957 of the Code or a “passive foreign investment company” within the meaning of Section 1297 of the Code.

(i) No Acquiring Company has participated in, or is currently participating in, a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). Parent has disclosed on its respective United States federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of United States federal income Tax within the meaning of Section 6662 of the Code.

(j) Each Acquiring Company is not (and has not been for the five-year period ending at the Effective Time) a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code and the applicable Treasury Regulations.

(k) No Acquiring Company has a permanent establishment, as defined in any applicable Tax treaty between the United States and such other country, or is otherwise subject to the taxing jurisdiction of a country other than the United States.

(l) No Acquiring Company has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

(m) No Acquiring Company has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under Section 368 of the Code. No Acquiring Company is aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization under Section 368 of the Code.

3.7 Intellectual Property.

(a) Except as set forth on Section 3.7(a) of the Parent Disclosure Schedules, Parent owns or possesses, or has the right or license to use, all of the IP Rights used in its business as currently conducted
(“Parent IP”), free and clear of any Encumbrances (other than Permitted Liens), without any violation, misappropriation or infringement of, or other conflict with, the rights of another Person.

(b) Section 3.7(b) of the Parent Disclosure Schedule accurately identifies and describes each proprietary product or service currently developed, manufactured, marketed or sold by or on behalf of Parent or any of the Parent Subsidiaries, including products or services currently designated as development candidates with a unique internal name by Parent or any of the Parent Subsidiaries.

Appendix B-29

(c) Section 3.7(c) of the Parent Disclosure Schedule accurately identifies: (i) each item of Registered IP in which Parent or any of the Parent Subsidiaries has or purports to have an ownership interest of any nature (whether exclusively, jointly with another Person, or otherwise); (ii) the jurisdiction in which such item of Registered IP has been registered or filed and the applicable registration or serial number; and (iii) any other Person that has an ownership interest in such item of Registered IP and the nature of such ownership interest.

(d) Section 3.7(d) of the Parent Disclosure Schedule accurately identifies: (i) all IP Rights licensed to Parent (other than any non-customized software that (x) is so licensed solely in executable or object code form pursuant to a non-exclusive, internal use software license, (y) is not incorporated into, or used directly in the development, manufacturing or distribution of, any of Parent’s products or services and (z) is generally available on standard terms for less than $25,000); (ii) the corresponding Contract(s) pursuant to which such IP Rights are licensed to Parent; and (iii) whether the license or licenses granted to Parent are exclusive or non-exclusive.

(e) Section 3.7(e) of the Parent Disclosure Schedule accurately identifies each Contract pursuant to which any Person has been granted by Parent any license under, or otherwise has received or acquired any exclusive right (whether or not currently exercisable) or interest in, any Parent IP. Except as set forth on Section 3.7(e) of the Parent Disclosure Schedule, Parent is not bound by, and no Parent IP is subject to, any Contract containing any covenant or other provision that in any way limits or restricts the ability of Parent to use, exploit, assert or enforce any Parent IP anywhere in the world, except field and geographical restrictions in applicable licenses to Parent IP granted to Parent.

(f) Parent has provided to the Company an accurate and complete copy of each standard form of Parent IP Contract used by Parent at any time since January 1, 2025, including each standard form of: (i) employee agreement containing any intellectual property assignment or license of IP Rights or any confidentiality provision; (ii) consulting or independent contractor agreement containing any intellectual property assignment or license of IP Rights or any confidentiality provision; and (iii) confidentiality or nondisclosure agreement.

(g) Without limiting Section 3.7(a) and subject to the other clauses of this Section 3.7 and the Parent Disclosure Schedule relating thereto:

(i) All documents and instruments necessary to perfect the rights of Parent in Parent IP have been validly executed, delivered and, if related to Registered IP, filed in a timely manner with the appropriate Governmental Body, where required.

(ii) No funding, facilities or personnel of any Governmental Body were used, directly or indirectly, to develop or create, in whole or in part, any of Parent IP.

(iii) Since January 1, 2025, Parent has not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any IP Right to any other Person.

Appendix B-30

(h) To Parent’s knowledge, all Parent IP that is Registered IP is, as to registered IP Rights, valid, subsisting and enforceable, and as to applications, pending and in full force. Without limiting the generality of the foregoing, to Parent’s knowledge:

(i) Each U.S. patent application and U.S. patent in which Parent has an ownership interest was filed within one (1) year of a printed publication, public use or offer for sale of each invention described in the U.S. patent application or U.S. patent. Each foreign patent application and foreign patent in which Parent has an ownership interest was filed or claims priority to a patent application filed prior to each invention described in the foreign patent application or foreign patent being made available to the public.

(ii) Except as set forth on Section 3.7(h)(ii) of the Parent Disclosure Schedule, to Parent’s knowledge, no trademark or trade name owned, used or applied for by Parent conflicts or interferes with any trademark or trade name owned, used or applied for by any other Person. No event or circumstance (including a failure to exercise adequate quality controls and an assignment in gross without the accompanying goodwill) has occurred or exists that has resulted in, or would reasonably be expected to result in, the abandonment of any trademark owned, used or applied for by or on behalf of Parent

(iii) Each item of Parent IP that is Registered IP is in compliance with all Legal Requirements, other than any Legal Requirement that can be met with reasonable effort with respect to such Registered IP so as to avoid revocation, cancellation, or lapse or otherwise adversely affect its enforceability, use, or priority, and all filings, payments and other actions required to be made or taken to maintain such item of Registered IP in full force and effect have been made by the applicable deadline.

(iv) All assignments to Parent of inventorship, authorship or ownership rights relating to Parent IP that is Registered IP are valid and enforceable.

(v) Except as set forth on Section 3.7(h)(v) of the Parent Disclosure Schedule, no interference, opposition, reissue, reexamination or other Legal Proceeding is, or since January 1, 2025 has been, pending or, to Parent’s knowledge, threatened in writing, in which the scope, validity or enforceability of any Parent IP that is Registered IP is being or has been or is expected by Parent to be contested or challenged. To Parent’s knowledge, there is no basis for a claim that any Parent IP that is Registered IP is invalid or unenforceable.

(i) Each Person who is or was an employee or contractor of Parent or any of the Parent Subsidiaries and who is or was involved in the creation or development of any Parent IP has signed an agreement containing an assignment of IP Rights to Parent or one of the Parent Subsidiaries. No current or former stockholder, officer, director, employee, consultant or contractor of Parent or any of the Parent Subsidiaries has any claim, right (whether or not currently exercisable) or interest to or in any Parent IP. To Parent’s knowledge, no employee of Parent or any of the Parent Subsidiaries is: (x) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for Parent or the Parent Subsidiaries; or (y) in breach of any Contract with any former employer or other Person concerning IP Rights or confidentiality obligations.

Appendix B-31

(j) Parent has taken all reasonable steps for a company of its size and resources to maintain the confidentiality of and otherwise protect and enforce their rights in all material proprietary information that Parent holds, or purports to hold, as a trade secret.

(k) Parent is not and never was a contributor to any industry standards body or similar organization that could require or obligate Parent to grant or offer to any other Person any license or right to any Parent IP.

(l) To Parent’s knowledge, since January 1, 2025, no Person has infringed, misappropriated or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Parent IP.

(m) Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby, including the Merger, will, with or without notice or lapse of time, result in or give any other Person the right or option to cause or declare: (i) a loss of, or Encumbrance on, any Parent IP owned by Parent; (ii) a breach of any license agreement listed or required to be listed in Schedule 3.7(d) of the Parent Disclosure Schedule; (iii) the release, disclosure or delivery of any Parent IP owned by Parent by or to any escrow agent or other Person; or (iv) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of Parent IP owned by Parent.

(n) To Parent’s knowledge, neither Parent nor any of the Parent Subsidiaries have infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated any IP Right of any other Person. Without limiting the generality of the foregoing, except as set forth on Section 3.7(n) of the Parent Disclosure Schedule, (i) no infringement, misappropriation or similar claim or Legal Proceeding is pending or, to Parent’s knowledge, threatened in writing against Parent or any of the Parent Subsidiaries and (ii) neither Parent nor any of the Parent Subsidiaries have ever received any written notice or other written communication (whether in electronic form or otherwise) relating to any actual, alleged or suspected infringement, misappropriation or violation of any IP Rights of another Person.

(o) Except as disclosed on Section 3.7(o) of the Parent Disclosure Schedule or pursuant to licenses for off-the-shelf software, Parent is not a party to any Contract requiring any future payment of royalties by Parent or any of the Parent Subsidiaries for the use of any IP Rights.

(p) To Parent’s knowledge, neither Parent nor any of the Parent Subsidiaries are bound by any Contract to indemnify, defend, hold harmless or reimburse any other Person with respect to any intellectual property infringement, misappropriation or similar claim. Neither Parent nor any of the Parent Subsidiaries have ever assumed, or agreed to discharge or otherwise take responsibility for, any existing or potential liability of another Person for infringement, misappropriation or violation of any IP Right.

(q) The failure by Parent to register, reregister, renew, extend, or reapply, or otherwise keep effective, the Parent IP, whether before or after the Closing Date, shall not result in any penalties (cash or otherwise) of Parent to any licensor, licensee or other third Person having an interest in any such Parent IP.

Appendix B-32

(r) With respect to all Registered IP that Parent has permitted to lapse, Parent has timely notified all licensees, licensors and other third Person having an interest in any such Parent IP, of such lapsed Parent IP.

3.8 Compliance with Legal Requirements.

(a) Each of the Acquiring Companies has not failed to comply in any material respect with or is not in conflict with, or in default or in material violation of any Legal Requirement, including any applicable Environmental Law. No investigation or review by any Governmental Body is pending, or to the knowledge of Parent, has been threatened in writing, against any of the Acquiring Companies. There is no material Order binding upon Parent or Merger Sub which would have a Parent Material Adverse Effect.

(b) Each of the Acquiring Companies holds, to the extent required by any applicable Legal Requirement, all permits, licenses, authorizations, variances, exemptions, Orders and approvals from Governmental Bodies which are necessary to the operation of the business of Parent or Merger Sub, as the case may be (collectively, the “Parent Permits”). No suspension or cancellation of any such Parent Permit is pending or, to the knowledge of Parent, threatened in writing. Each such Parent Permit is valid and in full force and effect, and each Acquiring Company is in compliance in all material respects with the terms of such Parent Permits.

3.9 Legal Proceedings; Orders.

(a) There is no pending Legal Proceeding, nor has there ever been any Legal Proceeding, and (to the knowledge of Parent) no Person has ever threatened in writing to commence any Legal Proceeding: (i) against or by any Acquiring Company affecting any of its properties or assets; or (ii) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To the knowledge of Parent, no event has occurred, and no claim, dispute or other condition or circumstance exists, that would reasonably be expected to give rise to or serve as a basis for the commencement of any Legal Proceeding of the type described in clause “(i)” or clause “(ii)” of the first sentence of this Section 3.9(a).

(b) There is no Order to which any of the Acquiring Companies, or any of the assets owned or used by any of the Acquiring Companies, is subject. To the knowledge of Parent, no officer or other key employee of any of the Acquiring Companies is subject to any Order that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of any of the Acquiring Companies.

3.10 Brokers’ and Finders’ Fees. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission payable by an Acquiring Company in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Acquiring Companies.

3.11 Interested Party Transactions. Except as set forth in the SEC Documents, no event has occurred during the past three (3) years that would be required to be reported by Parent as a Certain Relationship or Related Transaction pursuant to Item 404 of Regulation S-K.

Appendix B-33

3.12 Disclosure. None of the representations or warranties of Parent or Merger Sub contained herein, none of the information contained in the Parent Disclosure Schedules and none of the other information or documents furnished or to be furnished to the Company by Parent or Merger Sub or pursuant to the terms of this Agreement is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein, in light of the circumstance in which they were made, not misleading in any material respect.

3.13 No Prior Merger Sub Operations. Merger Sub was formed solely for the purpose of effecting the Merger and has not engaged in any business activities or conducted any operations, nor does it have any assets or liabilities, other than in connection with the transactions contemplated hereby.

3.14 Exclusivity of Representations and Warranties; Reliance.

(a) Except as expressly set forth in this Article 3, no Acquiring Company or any Person on behalf of any Acquiring Company has made, nor are any of them making, any representation or warranty, written or oral, express or implied, at law or in equity, including with respect to merchantability or fitness for any particular purpose, in respect of any Acquiring Company or its business in connection with the transactions contemplated hereby, including any representations or warranties about the accuracy or completeness of any information or documents previously provided (including with respect to any financial or other projections therein), and any other such representations and warranties are hereby expressly disclaimed.

(b) The Company acknowledges and agrees that, except as set forth in this Article 3 or elsewhere in this Agreement, none of the Company or any of its Representatives is relying on any other representation or warranty of any Acquiring Company or any other Person, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case with respect to the transactions contemplated hereby.

ARTICLE 4

CONDUCT OF BUSINESS PENDING THE MERGER

4.1 Conduct of the Company Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time (the “Pre-Closing Period”), the Company agrees, except to the extent that Parent consents in writing, which will not be unreasonably withheld, conditioned or delayed, and except to the extent as necessary to effect the transactions contemplated in this Agreement, to use commercially reasonable efforts to carry on its business in the ordinary course of business. In addition, without limiting the foregoing, other than as expressly contemplated by this Agreement, without obtaining the written consent of Parent, which will not be unreasonably withheld, conditioned or delayed, the Company will not do any of the following:

(a) amend or otherwise change its Articles of Incorporation or Bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise;

Appendix B-34

(b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any capital securities of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any capital securities, or any other ownership interest, other than in connection with (i) the exercise of the Company Stock Options outstanding on the date of this Agreement as required by the terms of such Company Stock Options or (ii) the conversion of the Company Preferred Stock in accordance with its terms;

(c) redeem, repurchase or otherwise acquire, directly or indirectly, any shares of Company Capital Stock, Company Stock Options and Company Warrants;

(d) incur any indebtedness or guarantee any indebtedness for borrowed money outside of the existing line of credit pursuant to that certain Promissory Note and Loan Agreement, dated April 9, 2024, by and between the Company and GLD Sponsor Member II, LLC or issue or sell any debt securities or guarantee any debt securities or other obligations of others or sell, pledge, dispose of or create an Encumbrance over any assets (except for (i) sales of assets in the ordinary course of business and (ii) dispositions of obsolete or worthless assets);

(e) accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options or warrants or authorize cash payments in exchange for any options, except as may be required under any Contract or this Agreement or as may be required by applicable Legal Requirements;

(f) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital securities or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for its capital securities or (iii) amend the terms of, repurchase, redeem or otherwise acquire any of its securities, or propose to do any of the foregoing;

(g) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any other material property or assets in excess of $150,000;

(h) take any action, other than as required by applicable Legal Requirements or GAAP or as disclosed in the notes to the Company Financial Statements, to change accounting policies or procedures;

(i) make or change any material tax election inconsistent with past practices, adopt or change any Tax accounting method, or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations for any assessment of any Tax;

(j) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) in the aggregate amount exceeding $150,000 in the aggregate or $50,000 individually, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the Company Financial Statements, or incurred in the ordinary course of business;

Appendix B-35

(k) initiate any Legal Proceeding or settle or agree to settle any Legal Proceeding (in each case, except in connection with this Agreement); and

(l) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (k) above, or any action which would make any of the representations or warranties of such Party contained in this Agreement untrue or incorrect or prevent such Party from performing or cause such Party not to perform its covenants hereunder or result in any of the conditions to the Merger set forth herein not being satisfied.

The Parties acknowledge and agree that (i) nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time; (ii) prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations; and (iii) notwithstanding anything contrary set forth in this Agreement, no consent of Parent will be required with respect to any matter set forth in this Agreement to the extent the requirement of such consent would violate any applicable Legal Requirements.

4.2 Conduct of Parent Business. During the Pre-Closing Period, Parent agrees, except to the extent that the Company consents in writing, which will not be unreasonably withheld, conditioned or delayed, to carry on its business in the ordinary course of business. In addition, without limiting the foregoing, other than as expressly contemplated by this Agreement, without obtaining the written consent of the Company, which will not be unreasonably withheld, conditioned or delayed, none of the Acquiring Companies will do any of the following:

(a) amend or otherwise change its certificate of incorporation or bylaws, or otherwise alter its corporate structure through merger, liquidation, reorganization or otherwise, except as may be contemplated by the SEC Documents;

(b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any capital securities of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any capital securities, or any other ownership interest, other than in connection with (i) the exercise of the Parent Stock Options outstanding on the date of this Agreement as required by the terms of such Parent Stock Options or (ii) the conversion of the Parent Series A Stock in accordance with its terms;

(c) incur any indebtedness or guarantee any indebtedness for borrowed money outside of the existing line of credit pursuant to that certain Promissory Note and Loan Agreement, dated August 13, 2024, as amended on November 8, 2024 and June 30, 2025, by and between the Parent and Reprise Management, Inc., or issue or sell any debt securities or guarantee any debt securities or other obligations of others or sell, pledge, dispose of or create an Encumbrance over any assets, except consistent with past practices and provided all of such indebtedness is repaid, terminated or spun off at or prior to the Closing;

(d) accelerate, amend or change the period (or permit any acceleration, amendment or change) of exercisability of options or warrants or authorize cash payments in exchange for any options;

Appendix B-36

(e) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) amend the terms of, repurchase, redeem or otherwise acquire any of its securities, or propose to do any of the foregoing;

(f) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any other material property or assets in excess of $150,000; (ii) enter into or amend any Parent Contract; or (iii) authorize any capital expenditures or purchase of fixed assets;

(g) materially increase the compensation payable or to become payable to its directors, officers, employees or consultants or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer, employee or consultant, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any such director, officer, consultant or employee;

(h) take any action, other than as required by applicable Legal Requirements or GAAP, to change accounting policies or procedures;

(i) make or change any material Tax election inconsistent with past practices, adopt or change any Tax accounting method, or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations for any assessment of any Tax;

(j) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) in the aggregate amount exceeding $150,000 in the aggregate or $50,000 individually, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the financial statements of Parent, or incurred in the ordinary course of business;

(k) enter into any material partnership arrangements, joint development agreements or strategic alliances;

(l) initiate any Legal Proceeding or settle or agree to settle any Legal Proceeding (in each case, except in connection with this Agreement); or

(m) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through (k) above, or any action which would make any of the representations or warranties of such Party contained in this Agreement untrue or incorrect or prevent such Party from performing or cause such Party not to perform its covenants hereunder or result in any of the conditions to the Merger set forth herein not being satisfied.

Appendix B-37

ARTICLE 5

ADDITIONAL AGREEMENTS

5.1 Access to Information; Confidentiality. From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 7, and upon reasonable notice and subject to restrictions contained in confidentiality agreements to which such Party is subject, the Company and Parent will each afford to the Representatives of the other Party, reasonable access, during the Pre-Closing Period, to all its properties, books, contracts, commitments and records (including, without limitation, Tax records) and, during such period, the Company and Parent each will furnish promptly to the other all information concerning its business, properties and personnel as such other Party may reasonably request, and each will make available to the other the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the other’s business, properties and personnel as either Party may reasonably request; provided, that each of the Company and Parent reserves the right to withhold any information if access to such information could adversely affect the attorney-client privilege between it and its counsel; provided, further, that any such investigation shall be conducted during normal business hours upon reasonable advance notice to the Party, under the supervision of the Party’s personnel and in such a manner as not to interfere with the normal operations of the Party. Prior to the Closing, without the prior written consent of the Company, which may be withheld for any reason, Parent shall not contact any suppliers to, or customers of, the Company. Each Party will not, and shall cause its Affiliates and Representatives not to, disclose to any third party, and shall keep confidential, such information and any other information in its possession regarding any of the Parties hereto, in each case, except to the extent (a) such information is generally available to the public through no fault of such Party or any of its Representatives or (b) disclosure is required by applicable Legal Requirements.

5.2 Regulatory Approvals and Related Matters.

(a) As promptly as practicable, each Party will file all notices, reports and other documents required to be filed by such Party with any Governmental Body with respect to the Merger and the other transactions contemplated by this Agreement, and to submit promptly any additional information requested by any such Governmental Body. Each of Parent and the Company will notify the other Party promptly upon the receipt of (and, if in writing, share a copy of) any communication received by such Party from, or given by such Party to, any Governmental Bodies and of any material communication received or given in connection with any proceeding by a private party, in each case in connection with the transactions contemplated by this Agreement. Each of Parent and the Company will give the other Party prompt notice of the commencement or known threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other transactions contemplated by this Agreement, will keep the other Party reasonably informed as to the status of any such Legal Proceeding or threat, and, in connection with any such Legal Proceeding, will permit authorized Representatives of the other Party to be present at each meeting or conference relating to any such Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Body in connection with any such Legal Proceeding.

Appendix B-38

(b) Upon the terms and subject to the conditions set forth in this Agreement and subject to this Section 5.2(b), each of the Parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions necessary or advisable to satisfy each of the conditions set forth in Article 6, consummate the Merger and make effective the other transactions contemplated by this Agreement (provided that no Party will be required to waive any of the conditions set forth in Article 6, as applicable, to its obligations to consummate the Merger and the other transactions contemplated by this Agreement).

5.3 Director Indemnification and Insurance.

(a) From and after the Effective Time, Parent will fulfill and honor in all respects the obligations of the Company and Parent which exist prior to the date hereof to indemnify the Company’s and Parent’s present and former directors and officers and their heirs, executors and assigns; provided, however, that the Company directors and officers which become directors and officers of the Surviving Corporation will enter into the Surviving Corporation’s standard indemnification agreement substantially in the form of Exhibit E attached hereto, which will supersede any other contractual rights to indemnification. The articles of incorporation and bylaws of the Surviving Corporation will contain provisions at least as favorable as the provisions relating to the indemnification and elimination of liability for monetary damages set forth in the Articles of Incorporation and Bylaws of the Company, and the provisions relating to the indemnification and elimination of liability for monetary damages set forth in the articles or certificate of incorporation and bylaws of the Company and Parent will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, at the Effective Time, were directors, officers, employees or agents of the Company or Parent, unless such modification is required by Legal Requirements.

(b) This Section 5.3 will survive any termination of this Agreement and the consummation of the Merger at the Effective Time, is intended to benefit the Company, the Surviving Corporation and the parties indemnified hereby (each of whom is an express third-party beneficiary of this Agreement with respect to this Section 5.3), and will be binding on all successors and assigns of the Surviving Corporation and Parent. In the event Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.3.

5.4 Notification of Certain Matters. To the extent any of the following would reasonably be expected to result in the failure to be satisfied of any condition set forth in Article 6, the Company will give prompt notice to Parent, and Parent will give prompt notice to the Company, of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate, and (ii) any failure of the Company or Parent, as the case may be, materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.4 will not limit or otherwise affect the remedies available hereunder to the Party receiving such notice; and provided, further, that failure to give such notice will not be treated as a breach of covenant for the purposes of Sections 6.2(a), 6.2(b), 6.3(a) or 6.3(b) unless the failure to give such notice results in material prejudice to the other Party.

Appendix B-39

5.5 Public Announcements. Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger or this Agreement and, subject to any applicable Legal Requirements, will not issue any such press release or make any such public statement without the prior consent of the other Party, which will not be unreasonably withheld or delayed.

5.6 Conveyance Taxes. Parent and the Company will cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar Taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time. Parent shall pay all such Taxes when due.

5.7 Exclusive Dealing. From the date hereof until the Effective Time or termination of this Agreement in accordance with Article 7, neither Parent nor the Company shall, nor shall either of them authorize or permit any of its Representatives to, directly or indirectly, take any action to solicit, initiate, knowingly facilitate or encourage the submission of any Acquisition Proposal, engage in any discussions or negotiations with any third party regarding an Acquisition Proposal or enter into any agreement with respect to an Acquisition Proposal. For purposes of this Agreement, “Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any third party offer or proposal relating to any acquisition or purchase, direct or indirect, whether by way of asset purchase, equity purchase, merger, consolidation, share exchange, business combination or otherwise, of a material portion of the assets of Parent or the Company, respectively, or any equity interest in Parent or the Company, respectively, or any other transaction the consummation of which would reasonably be expected to frustrate the purposes of, impede, prevent or materially delay the transactions contemplated by this Agreement.

5.8 Company and Parent Disclosure Schedules. Each of the Company and Parent may in its discretion, for informational purposes only, supplement the information set forth on the Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, with respect to any matter now existing or hereafter arising that, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, on the date of this Agreement or that is necessary to correct any information in the Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, which has been rendered inaccurate thereby promptly following discovery thereof. Any such amended or supplemented disclosure shall not be deemed to modify the representations and warranties of the Company, Parent or Merger Sub for any purpose; provided, however, that if as a result of matters disclosed in such Company Disclosure Schedule or Parent Disclosure Schedule, the Company or Parent, as the case may be, has the right to, but does not elect to, terminate this Agreement within ten (10) Business Days of its receipt of such supplement, then the Company or Parent, as the case may be, shall be deemed to have irrevocably waived any right to terminate this Agreement with respect to such matter.

Appendix B-40

5.9 Tax Matters.

(a) Parent, Merger Sub and the Company shall use their respective commercially reasonable efforts to cause the Merger to qualify, and agree not to, and not to permit or cause any Affiliate or Subsidiary to, take any actions or cause any action to be taken which would reasonably be expected to prevent the Merger from qualifying, as a “reorganization” under Section 368(a) of the Code.

(b) Parent, Merger Sub and the Company shall treat, and shall not take any Tax reporting position inconsistent with the treatment of, the Merger as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

5.10 Expenses. In the event the Merger is consummated, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement by both Parent and the Company will be paid by Parent. In the event the Merger is not consummated, then all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement will be paid by the Party incurring such expenses; provided, that all fees, costs, and expenses incurred in connection with filing for applicable regulatory approvals and the preparation, filing, and mailing of the S-4 Registration Statement shall be borne and paid by Parent.

5.11 Nasdaq Listing Application. Parent and the Company shall use commercially reasonable efforts, (a) to the extent required by the rules and regulations of Nasdaq, to prepare and submit to Nasdaq a notification form for the listing of the Parent Capital Stock to be issued in connection with the Merger, and to cause such shares to be approved for listing (subject to official notice of issuance) and (b) to the extent required by Nasdaq Marketplace Rule 5110, to file an initial listing application for the Parent Capital Stock on Nasdaq (the “Nasdaq Listing Application”) and to cause such Nasdaq Listing Application to be conditionally approved prior to the Closing Date subject to Closing. The Parties will use commercially reasonable efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Parent agrees to pay all Nasdaq fees associated with the Nasdaq Listing Application. The Company will cooperate with Parent as reasonably requested by Parent with respect to the Nasdaq Listing Application and promptly furnish to Parent all information concerning the Company and its shareholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.11.

5.12 Equity Credit Line. At the Closing and subject to approval of the Nasdaq Listing Application, the Parent will use its best efforts to enter into an Equity Credit Line in a minimum amount of $25 million at terms to be mutually agreeable to Parent and the Company.

5.13 Independent Director Compensation. Parent shall adopt an amended Independent Director Compensation Policy to be in effect as of the Closing, in form and substance agreeable to the Company.

Appendix B-41

5.14 Company Special Meeting; Company Board Recommendation.

(a) Following the date hereof, the Company will take all action necessary in accordance with Nevada Law and its Articles of Incorporation to duly call, give notice of, convene and hold as promptly as practicable a special meeting of the Company’s Shareholders (the “Company Special Meeting”) to seek Company Shareholder approval of the Merger, including mailing any applicable materials to its stockholders as promptly as reasonably practicable. Alternatively, in accordance with Nevada Law and its Articles of Incorporation, the Company may seek Company Shareholder approval by written consent (the “Written Consent”). The Company’s obligation to call, convene and hold the Company Special Meeting shall not be affected by a change in Company Board Recommendation (as defined in Section 5.14(b)), unless this Agreement is terminated pursuant to Article 7. The Company will use its reasonable best efforts to solicit from its stockholders, proxies or Written Consent in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby, including the Merger, and will take all other action necessary or advisable to obtain the Company Shareholder approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Company Special Meeting to the extent necessary to ensure that any necessary supplement or amendment to the information provided to the Company’s Shareholders (as determined by the Company in good faith and upon the advice of outside counsel) is provided to the Company’s Shareholders a reasonable time in advance of the Company Special Meeting (or at any adjournment or postponement thereof), or if as of the time for which the Company Special Meeting (or any adjournment or postponement thereof) is scheduled there are insufficient shares of Company stock represented in person or by proxy to constitute a quorum necessary to conduct the business of the Company Special Meeting or to adopt this Agreement and approve the transactions contemplated hereby, including the Merger.

(b) (i) The board of directors of the Company shall recommend that the Company’s Shareholders vote in favor of (A) the adoption of this Agreement and (B) the approval of the transactions contemplated by this Agreement, including the Merger, at the Company Special Meeting (or any adjournment or postponement thereof) or by Written Consent (the “Company Board Recommendation”); and (ii) the Proxy Statement shall include the Company Board Recommendation.

5.15 No Solicitation by Parent.

(a) Subject to Section 5.15(b) and Section 5.15(d), during the period between the date of this Agreement and the Effective Time, Parent shall not, nor shall it authorize or permit any of the Parent Subsidiaries or any of its or their respective Representatives to, directly or indirectly, except as otherwise provided below: (i) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of furnishing any non-public information relating to Parent or any Parent Subsidiary), or knowingly induce or knowingly take any other action which would reasonably be expected to lead to the making, submission or announcement of, any proposal or inquiry that constitutes, or is reasonably likely to lead to, an Acquisition Proposal; (ii) other than informing Persons of the provisions contained in this Section 5.15, enter into, continue or participate in any discussions or any negotiations regarding any Acquisition Proposal or otherwise take any action to knowingly facilitate or knowingly induce any effort or attempt to make or implement an Acquisition Proposal (including any Acquisition Proposal received prior to the date of this Agreement); (iii) approve, endorse or recommend an Acquisition Proposal or any letter of intent, memorandum of understanding or Contract contemplating an Acquisition Proposal or requiring Parent to abandon or terminate its obligations under this Agreement, or enter into any of the foregoing; or (iv) agree, resolve or commit to do any of the foregoing. Parent shall, and shall cause the Parent Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated all discussions or negotiations with any Person previously conducted with respect to any Acquisition Proposal. Parent shall promptly deny to any third party access to any data room (virtual or actual) containing any confidential information previously furnished to any such third party relating to any Acquisition Proposal.

Appendix B-42

(b) Notwithstanding anything in this Section 5.15 to the contrary, in response to an unsolicited written Acquisition Proposal that the board of directors of Parent determines in good faith (after consultation with its outside legal counsel) constitutes or would reasonably be expected to result in a Superior Proposal (and that did not result from a violation of Section 5.15(a)), Parent may, upon a good faith determination by the board of directors of Parent (after receiving the advice of its outside counsel) that failure to take such action would be inconsistent with the Parent’s board of directors’ fiduciary duties to Parent’s stockholders under applicable Legal Requirements: (x) furnish information with respect to Parent to the Person making such Acquisition Proposal (and such Person’s Representatives), provided that Parent and such Person first enter into a confidentiality agreement with confidentiality provisions that are not less restrictive to such Person than the provisions of the Confidentiality Agreement (as defined in Section 8.6) are to the Company and that would not prohibit compliance by Parent with the provisions of this Section 5.15, and provided further that all such information shall have been previously provided to the Company or is concurrently provided to the Company at the same time that it is provided to such Person; and (y) participate in discussions or negotiations with the Person making such Acquisition Proposal (and such Person’s Representatives) regarding such Acquisition Proposal.

(c) Parent shall promptly, but in no event later than forty-eight (48) hours, notify the Company in writing if any proposal, offer or inquiry is received by, or any discussions or negotiations are sought to be initiated or continued with, Parent in respect of any Acquisition Proposal. Subject to this Section 5.15 (including, without limitation, Section 5.15(a)), such notice shall advise the Company in writing of Parent’s intention to participate or engage in discussions or negotiations with, or furnish non-public information to, such Person and shall, in any such notice to the Company, indicate the identity of the Person making such proposal, offer, inquiry or other contact and the material terms and conditions of any proposals or offers (and shall include with such notice copies of any written materials received from or on behalf of such Person relating to such proposal, offer, inquiry or other request), and thereafter shall promptly keep the Company informed of all material developments affecting the status and the material terms of any such proposal, offer, inquiry or other request and of the status of any such discussions or negotiations relating thereto (including providing the Company with any additional written materials received relating to such proposal, offer, inquiry or other request).

Appendix B-43

(d) The board of directors of Parent shall not: (i) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any Acquisition Proposal; or (ii) resolve, agree or publicly propose to take any such actions (each such foregoing action or failure to act in clauses (i) through (ii) being referred to as a “Change in Parent Board Recommendation”). Notwithstanding the foregoing, the board of directors of Parent may, at any time prior to the Closing, take any of the actions set forth in Section 5.15(d)(i)-(ii) below, provided that prior to taking any such action, Parent complies with Section 5.15(e) of this Agreement:

(i) effect a Change in Parent Board Recommendation in response to an Acquisition Proposal if the board of directors of Parent concludes in good faith: (A) after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to Parent’s stockholders under applicable Legal Requirements; and (B) after consultation with Parent’s financial advisor and outside counsel, that the Acquisition Proposal constitutes a Superior Proposal; and

(ii) effect a Change in Parent Board Recommendation in response to an intervening event if the board of directors of Parent concludes in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to Parent’s stockholders under applicable Legal Requirements.

(e) Notwithstanding anything to the contrary set forth in Section 5.15(d), the board of directors of Parent shall not be entitled to make a Change in Parent Board Recommendation as contemplated by Section 5.15(d)(i) or Section 5.15(d)(ii) unless: (i) Parent shall have first provided prior written notice to the Company that it intends to take any of the foregoing actions (a “Parent Notice”), which Parent Notice shall, if the basis for the proposed action by the board of directors of Parent is not related to a Superior Proposal, contain a description of the events, facts and circumstances giving rise to such proposed action or, if the basis for the proposed action by the board of directors of Parent is a Superior Proposal, contain a description of the material terms and conditions of such Superior Proposal, including a copy of the definitive acquisition agreement in the form to be entered into (it being understood and agreed that the delivery of such Parent Notice shall not, in and of itself, be deemed to be a Change in Parent Board Recommendation); and (ii) the Company does not make, within three (3) Business Days after the receipt of such Parent Notice, a proposal that would, in the good faith judgment of the board of directors of Parent (after consultation with outside counsel), cause such events, facts and circumstances to no longer form the basis for the board of directors of Parent to effect a Change in Parent Board Recommendation or cause the Acquisition Proposal previously constituting a Superior Proposal to no longer constitute a Superior Proposal, as the case may be, provided that (x) any material change in such events, facts and circumstances or any amendment to any material term of such Superior Proposal or (y) with respect to any previous Change in Parent Board Recommendation, any material change in the principal stated rationale by the Parent board of directors for such previous Change in Parent Board Recommendation, shall, in the case of either (x) or (y), require a new Parent Notice and a new three (3) Business Day period.

(f) Nothing contained in this Section 5.15 or elsewhere in this Agreement shall prohibit Parent or the board of directors of Parent from: (i) taking and disclosing to Parent’s stockholders a position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (ii) making any disclosure to Parent’s stockholders if, in the good faith judgment of the board of directors of Parent, after consultation with outside counsel, the failure to make such disclosure would be inconsistent with the Parent’s board of directors’ fiduciary duties to Parent’s stockholders under applicable Legal Requirements; provided, however, that this Section 5.15(f) shall not affect the obligations of Parent and the board of directors of Parent and the rights of the Company under Section 5.15(d) and Section 5.15(e) to the extent applicable to such disclosure (it being understood that neither any “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, nor any accurate disclosure of factual information (other than Parent or the board of directors of Parent taking any action set forth in Section 5.15(d) and Section 5.15(e) of this Agreement) to Parent’s stockholders that is required to be made to such stockholders under applicable Legal Requirements or in satisfaction of the Parent’s board of directors’ fiduciary duties under applicable Legal Requirements, shall be deemed to be a Change in Parent Board Recommendation).

Appendix B-44

ARTICLE 6

CONDITIONS TO THE MERGER

6.1 Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each Party to effect the Merger and to consummate the transactions contemplated hereby will be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order (whether temporary, preliminary or permanent) issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated hereby, will be in effect, nor will any proceeding brought by any administrative agency or commission or other Governmental Body or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there will not be any action taken, or any statute, rule, regulation or Order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger or any of the other transactions contemplated hereby illegal.

(b) Stockholder Approvals. Each of the Company, Merger Sub, and Parent shall have received the requisite votes of its shareholders to approve the transactions contemplated hereby, to the extent required under applicable Legal Requirements.

(c) Regulatory Approvals. Each of the Company and Parent shall have obtained all necessary approvals from applicable Governmental Bodies, as described in Section 5.4 of this Agreement.

(d) S-4 Registration Statement. The S-4 Registration Statement shall have been declared effective under the Securities Act and shall not be the subject of any stop order.

(e) Nasdaq Listing Application. The Nasdaq Listing Application shall have been approved pursuant to Section 5.11 of this Agreement.

6.2 Additional Conditions to Obligations of Parent. The obligations of Parent to effect the Merger and to consummate the transactions contemplated hereby are also subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in Article II of this Agreement will be true and correct as of the date hereof and as of the Closing Date, with the same force and effect as if made as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which will remain true and correct as of such date), except for such failures to be true and correct as would not reasonably be expected to constitute a Company Material Adverse Effect; provided that, all “Company Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of the Company contained in this Agreement will be disregarded. Parent will have received a certificate to such effect signed by an officer of the Company.

Appendix B-45

(b) Agreements and Covenants. The Company will have performed or complied with in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. Parent will have received a certificate to such effect signed by an officer of the Company.

(c) Company Material Adverse Effect. Since the date of this Agreement, there will have been no change, occurrence or circumstance in the business, results of operations or financial condition of the Company having a Company Material Adverse Effect.

(d) Other Deliveries. Parent shall have received (i) a certificate dated as of the Closing Date, duly executed by the chief executive officer (or similar position) of the Company on behalf of the Company, certifying as to (A) an attached copy of the Company’s Articles of Incorporation and stating that it has not been amended, modified, revoked or rescinded, (B) an attached copy of the Company’s Bylaws and stating that it has not been amended, modified, revoked or rescinded and (C) an attached copy of the resolutions of the board of directors (or similar or equivalent governing body) of the Company authorizing and approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and stating that such resolutions have not been amended, modified, revoked or rescinded, and (ii) a good standing certificate of the Company from the Secretary of State of the State of Nevada, dated as of a date not more than ten (10) Business Days prior to the Closing Date.

(e) Delivery of Audited Financial Statements. The Company shall deliver (i) audited financial statements of the Company for the fiscal year ended December 31, 2024 and 2023 and audited by a PCAOB-registered auditing firm and (ii) unaudited financial statements of the Company for the fiscal quarters required under applicable SEC rules and regulations, in each case if required under applicable SEC rules and regulations in relation to the Closing.

6.3 Additional Conditions to Obligations of the Company. The obligation of the Company to effect the Merger and to consummate the other transactions contemplated hereby is also subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in Article III of this Agreement will be true and correct as of the date hereof and as of the Closing Date, with the same force and effect as if made as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which will remain true and correct as of such date), except for such failures to be true and correct as would not reasonably be expected to constitute a Parent Material Adverse Effect; provided that, all “Parent Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of Parent and Merger Sub contained in this Agreement will be disregarded. The Company will have received a certificate to such effect signed by an officer of each of Parent and Merger Sub.

Appendix B-46

(b) Agreements and Covenants. Parent and Merger Sub will have performed or complied with in all material respects all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time. The Company will have received a certificate to such effect signed by an officer of Parent and Merger Sub.

(c) Parent Material Adverse Effect. Since the date of this Agreement, there will have been no change, occurrence or circumstance in the business, results of operations or financial condition of any Acquiring Company having a Parent Material Adverse Effect.

(d) SEC Compliance. Parent shall have filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding twelve (12) months.

(e) Other Deliveries. The Company shall have received (i) a certificate dated as of the Closing Date, duly executed by the Secretary of Parent and Merger Sub, certifying as to (A) an attached copy of Parent’s and Merger Sub’s articles of incorporation, as amended, and stating that they have not been further amended, modified, revoked or rescinded, (B) an attached copy of Parent’s and Merger Sub’s bylaws and stating that they have not been amended, modified, revoked or rescinded and (C) an attached copy of the resolutions of the board of directors of Parent and Merger Sub authorizing and approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and stating that such resolutions have not been amended, modified, revoked or rescinded, and (ii) a good standing certificate of Parent and Merger Sub from the Secretary of State of the State of Nevada, dated as of a date not more than ten (10) Business Days prior to the Closing Date.

(f) Reverse Stock Split. Parent shall effect a reverse stock split in order to achieve a stock price of $10.00 per share prior to Closing.

(g) Concurrent Financing. The Concurrent Financing shall have been completed.

ARTICLE 7

TERMINATION

7.1 Termination. This Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, notwithstanding approval thereof by the stockholders of the Company and Parent:

(a) by mutual written consent of the Company and Parent duly authorized by each of their respective boards of directors;

(b) by either Parent or the Company by written notice if the Merger has not been consummated by the close of business on the ninetieth (90th) Business Day after the date of this Agreement (provided that the right to terminate this Agreement under this Section 7.1(b) will not be available to any Party whose material breach of this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date);

Appendix B-47

(c) by either Parent or the Company by written notice if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission will have issued a non-appealable final Order or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or any of the other transactions contemplated hereby;

(d) by Parent by written notice to the Company if neither Parent nor Merger Sub is then in material breach of any provision of this Agreement and upon breach of any of the representations, warranties, covenants or agreements on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company will have become inaccurate, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided if such breach or inaccuracy is curable by the Company, then this Agreement will not terminate pursuant to this Section 7.1(d) as a result of such particular breach or inaccuracy unless the breach or inaccuracy remains uncured as of the tenth (10th) Business Day following the date of written notice given by Parent to the Company of such breach or inaccuracy and its intention to terminate this Agreement pursuant to this Section 7.1(d); or

(e) by the Company by written notice to Parent if the Company is not then in material breach of any provision of this Agreement and upon breach of any of the representations, warranties, covenants or agreements on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub will have become inaccurate, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided if such breach or inaccuracy is curable by Parent or Merger Sub, then this Agreement will not terminate pursuant to this Section 7.1(e) as a result of such particular breach or inaccuracy unless the breach or inaccuracy remains uncured as of the tenth (10th) Business Day following the date of written notice given by the Company to Parent of such breach or inaccuracy and its intention to terminate this Agreement pursuant to this Section 7.1(e).

7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement will forthwith become void, except that the last sentence of Section 5.1, Sections 5.3, 5.10, this Section 7.2 and Article 8 shall survive such termination; provided that nothing herein shall relieve Parent, Merger Sub or the Company of any liability for any breach of this Agreement prior to the effective date of termination.

ARTICLE 8

GENERAL PROVISIONS

8.1 Notices. All notices, requests and other communications to any Party hereunder shall be in writing and shall be deemed given (a) when delivered or sent if delivered in person, (b) on the third (3rd) Business Day after dispatch by registered certified mail, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by email (provided confirmation of email receipt is obtained other than by an automatically-generated reply), in each case as follows:

(a) If, prior to the Effective Time, to Parent or Merger Sub:

10940 Wilshire Blvd, Suite 1500

Los Angeles, CA 90024

Attn: Terrence M. Tierney (Terrence.Tierney@Polomarhs.com)

Appendix B-48

With a copy to:

Ruskin Moscou Faltischek, P.C.

East Tower, 15th Floor

1425 RXR Plaza

Uniondale, New York 11556

Attention: Stephen E. Fox, Esq.

Email: sfox@rmfpc.com

(b) If to the Company or, after the Effective Time, to Parent or the Surviving Corporation:

10940 Wilshire Blvd, Suite 1500

Los Angeles, CA 90024

Attn: Charles Andres, Jr., CEO (CAndres@altanine.com)

With a copy to:

Kranjac Tripodi & Partners LLP

30 Wall Street, 12th Floor

New York, New York 10005

Attention: Mario M. Kranjac, Esq.

Email: mkranjac@ktpllp.com

8.2 Non-Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, will survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time, and (b) this Article 8.

8.3 Amendment. This Agreement may be amended by a written instrument executed by Parent and the Company pursuant to action taken by or on behalf of their respective boards of directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the Company Written Consent or the Parent Written Consent, as applicable, no amendment may be made which by Legal Requirements requires further approval by such stockholders without such further approval.

Appendix B-49

8.4 Headings. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

8.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

8.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof (including, without limitation, that certain Summary of Certain Proposed Terms and Conditions by and between the Company and Parent) and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder; provided, however, that certain Mutual Nondisclosure Agreement dated as of May 5, 2025 between the Company and Parent (“Confidentiality Agreement”) shall continue in full force and effect in accordance with its terms.

8.7 Successors and Assigns. This Agreement will be binding upon: (a) the Company and its successors and assigns (if any); (b) Parent and its successors and assigns (if any); and (c) Merger Sub and its successors and assigns (if any). This Agreement will inure to the benefit of: (i) the Company; (ii) Parent; (iii) Merger Sub; and (iv) the respective successors and assigns (if any) of the foregoing. No Party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties hereto.

8.8 Parties in Interest. This Agreement will be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, expressed or implied, is intended to or will confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 5.3 (which is intended to be for the benefit of the Parties indemnified thereby and may be enforced by such Parties). Notwithstanding the foregoing, the Company Shareholders shall be third-party beneficiaries of this Agreement and shall be entitled to enforce this Agreement in the same manner as the Company.

8.9 Waiver. Except as expressly set forth herein (including, without limitation, Section 5.8), no failure or delay on the part of any Party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. At any time prior to the Effective Time, any Party hereto may, with respect to any other Party hereto, (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of this Agreements or conditions contained herein. Any such extension or waiver will be valid if set forth in an instrument in writing signed by the Party or Parties to be bound.

Appendix B-50

8.10 Remedies Cumulative; Specific Performance. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. Each Party to this Agreement agrees that, in the event of any breach or threatened breach by the other Party of any covenant, obligation or other provision set forth in this Agreement: (a) such Party will be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it) to: (i) an Order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision; and (ii) an injunction restraining such breach or threatened breach; and (b) such Party will not be required to provide any bond or other security in connection with any such Order or in connection with any related action or Legal Proceeding.

8.11 Governing Law; Venue; Waiver of Jury Trial.

(a) This Agreement will be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b) Any action, suit or other Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement will be brought or otherwise commenced exclusively in the state courts in the State of Nevada or, if jurisdiction over the matter is vested exclusively in the federal courts, the United States District Court for the District of Nevada. Each Party to this Agreement: (i) expressly and irrevocably consents and submits to the exclusive jurisdiction of such court (and each appellate court therefrom) in connection with any such action, suit or Legal Proceeding; (ii) agrees that such court will be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such action, suit or Legal Proceeding commenced in any such court, any claim that such Party is not subject personally to the jurisdiction of such court, that such action, suit or Legal Proceeding has been brought in an inconvenient forum, that the venue of such action, suit or other Legal Proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.12 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.12 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time.

8.13 Counterparts and Exchanges by Electronic Transmission or Facsimile. This Agreement may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts and by email or electronic (i.e., PDF) transmission, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

Appendix B-51

8.14 Cooperation. Each Party hereto agrees to cooperate fully with the other Parties hereto and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Parties hereto to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

8.15 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number will include the plural, and vice versa; the masculine gender will include the feminine and neuter genders; the feminine gender will include the masculine and neuter genders; and the neuter gender will include masculine and feminine genders.

(b) The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Appendix B-52

In Witness Whereof, the Parties have executed and delivered this Agreement as of the date first written above.

PARENT:

Polomar Health Services, Inc.

By:	/s/ Terrence M. Tierney
Name:	Terrence M. Tierney
Title:	Interim Chief Executive Officer/President

MERGER SUB:

Polomar Merger Sub, Inc.

By:	/s/ Terrence M. Tierney
Name:	Terrence Tierney
Title:	President

THE COMPANY:

Altanine Inc.

By:	/s/ Charles Andres
Name:	Charles Andres, Jr.
Title:	Chief Executive Officer

Appendix B-53

SCHEDULE 1

PARENT PREFERRED STOCK

[Newly designated Series B Convertible Preferred Stock of Parent to be substantially similar to Altanine Inc. Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Preferred Stock]

Appendix B-54

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A):

“Acquiring Companies” mean Parent and Merger Sub.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Articles of Incorporation” mean the articles of incorporation of the Company filed with the Secretary of State of the State of Nevada on December 18, 2023, as amended.

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York, New York are authorized or required by applicable Legal Requirements to close.

“Bylaws” mean the bylaws of the Company dated as of December 20, 2023.

“Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Certificate” means a valid certificate previously representing any shares of Company Capital Stock.

“Company Common Stock” means the common stock, par value $0.003, of the Company.

“Company Disclosure Schedule” means the disclosure schedule that has been delivered by the Company to Parent on the date of this Agreement.

“Company IP Contract” shall mean any Contract to which the Company is a party or by which the Company is bound that contains any assignment or license of, covenant not to assert or enforce or granting of any other rights in, any Company IP.

“Company Notes” means a promissory note that is convertible into shares of the Company Capital Stock.

“Company Preferred Stock” means the Company’s Series A Preferred Stock, par value $0.0003 per share.

“Company Shareholders” mean the holders of the shares of Company Capital Stock issued and outstanding immediately prior to the Effective Time.

Appendix B-55

“Company Stock Option” means an option to purchase shares of the Company Capital Stock.

“Concurrent Financing” means, in connection with the Merger, the private offering by Parent of at least $7,000,000 and no more than $10,000,000, of common stock of Parent at a purchase price of $10.00 per share, which private offering shall have been committed to by the investors thereof in writing by the execution and delivery of one or more binding subscription agreements or similar agreements, on or prior to the date hereof and which shall close and be funded on or prior to the Closing; provided, that any decisions with respect to pricing, sizing, fees, economic splits, roles and the proposed list of potential investors and allocations among them shall be made jointly by Parent and the Company. Any placement agent(s) retained by Parent in connection with the Concurrent Financing shall be reasonably acceptable to the Company.

“Contract” means any oral or written agreement, contract, subcontract, lease, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

“Copyrights” mean all copyrights and copyrightable works (including without limitation databases and other compilations of information, mask works and semiconductor chip rights), including all rights of authorship, use, publication, reproduction, distribution, performance, transformation, moral rights and rights of ownership of copyrightable works and all registrations and rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of international copyright.

“Encumbrance” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, equitable interest, right of first refusal, easement, servitude, transfer restriction under any stockholder or similar agreement or other similar restriction.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Ratio” means the exchange ratio of one share of Parent Common Stock for each share of Company Common Stock and one share of Parent Preferred Stock for each share of Company Preferred Stock, subject to adjustment as provided herein.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, regulatory agency, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal) to the extent that the rules, regulations, or orders of such authority have the force of law.

Appendix B-56

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“IP Rights” mean, as to any Person, any and all of the following in any country or region: (a) Copyrights, Patent Rights, Trademark Rights, domain name registrations, Trade Secrets, and other intellectual property rights; (b) all algorithms, biological materials, cell lines, clinical data, chemical compositions or structures, diagrams, formulae, logos, methods, processes, protocols, schematics, specifications, software, techniques, and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing such as instruction manuals, laboratory notebooks, prototypes, samples, studies, and summaries); and (c) the right (whether at law, in equity, by Contract or otherwise) to enjoy or otherwise exploit any of the foregoing, including the rights to sue for and remedies against past, present and future infringements of any or all of the foregoing, and rights of priority and protection of interests therein under the Legal Requirements of any jurisdiction worldwide.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or formal investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Legal Requirements” mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Material Adverse Effect” means, as to any Party, any effect, change, event or circumstance that has a material adverse effect on: (a) the business, financial condition or results of operations of the Party taken as a whole; provided, however, that, in no event will any of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has occurred, a Material Adverse Effect: effects resulting from (i) conditions generally affecting the industries in which the Party participates or the United States or global economy or capital markets as a whole, to the extent that such conditions do not have a disproportionate impact on the Party taken as a whole (in which case, only the incremental disproportionate adverse effect may be taken into accounting in determining whether a Material Adverse Effect has occurred); (ii) any failure by the Party to meet internal projections (it being understood, however, that any effect causing or contributing to such failures to meet projections or predictions may constitute a Material Adverse Effect and may be taken into account in determining whether a Material Adverse Effect has occurred); (iii) the execution, delivery, announcement or performance of the obligations under this Agreement or the announcement, pendency or anticipated consummation of the Merger; (iv) any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; (v) any changes (after the date of this Agreement) in GAAP or applicable Legal Requirements; (vi) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of the other Party; or (b) the ability of the Party to consummate the transactions contemplated hereby.

Appendix B-57

“Merger Sub Shares” means the common stock, par value $0.001 per share, of Merger Sub.

“Nasdaq” means the Nasdaq Capital Markets tier of the Nasdaq Stock Market Inc.

“Order” means any order, writ, injunction, judgment or decree of a Governmental Body.

“Parent Capital Stock” means Parent Common Stock and Parent Preferred Stock.

“Parent Common Stock” means the common stock, par value $0.001 per share, of Parent.

“Parent Disclosure Schedule” means the disclosure schedule that has been delivered by Parent to the Company on the date of this Agreement.

“Parent IP Contract” shall mean any Contract to which Parent or any of the Parent Subsidiaries is a party or by which Parent or any of the Parent Subsidiaries is bound, that contains any assignment or license of, covenant not to assert or enforce or granting of any other rights in, any Parent IP.

“Parent Series A Stock” means the Series A Convertible Preferred Stock, par value $0.001 per share, of Parent pursuant to the Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Preferred Stock filed with the Nevada Secretary of State on July 3, 2025.

“Parent Stock Option” means an option to purchase shares of the Parent Capital Stock.

“Patent Rights” mean all issued patents, pending patent applications and abandoned patents and patent applications provided that they can be revived (which for purposes of this Agreement will include utility models, design patents, industrial designs, certificates of invention and applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, reissues, re-examinations and extensions thereof.

“Permitted Liens” shall mean and include: (i) Encumbrances for current Taxes not yet due and payable or which are being contested in good faith; (ii) such imperfections of title, Encumbrances and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties; (iii) inchoate mechanics’ and materialmen’s Encumbrances for construction in progress; (iv) workmen’s, repairmen’s, warehousemen’s and carriers’ Encumbrances arising in the ordinary course of business; (v) Encumbrances securing debt reflected on the Company Balance Sheet; (vi) matters that would be disclosed on current title reports or surveys that arise or have arisen in the ordinary course of business; (vii) Encumbrances recorded pursuant to any Environmental Law; (xiii) licenses of Intellectual Property; or (ix) Encumbrances or failures to have good and valid title which have not had, or would not reasonably be expected to result in, a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable.

“Person” means any person, Entity, Governmental Body, or group (as defined in Section 13(d)(3) of the Exchange Act).

Appendix B-58

“Registered IP” shall mean all IP Rights that are registered, filed, or issued under the authority of any Governmental Body, including all patents, registered copyrights and registered trademarks and all applications for any of the foregoing.

“Representatives” mean, with respect to any Party, each Person that is or becomes (a) a Subsidiary or other Affiliate of such Party or (b) an officer, director, employee, partner, attorney, advisor, accountant, agent or other representative of such Party or of any such Party’s Subsidiaries or other Affiliates.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” mean each report, registration statement, proxy statement and other statements, reports, schedules, forms and other documents filed by Parent with the SEC since December 31, 2024, including all amendments thereto, that are publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

“Subsidiary” means, with respect to an Entity, any other Person if such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities of or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) at least 10% of the outstanding equity or financial interests of such Entity.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subject Company” shall mean a party to this Agreement who is the subject of an Acquisition Proposal.

“Superior Proposal” shall mean a bona fide written Acquisition Proposal (provided that, for purposes of this definition, references to 15% in the definition of “Acquisition Proposal” shall be deemed to be references to 50%) which the board of directors of the Subject Company determines in good faith (after consultation with its financial advisor): (i) to be reasonably likely to be consummated if accepted; and (ii) to be more favorable to the Subject Company’s stockholders from a financial point of view than the Merger, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the proposal, all the terms and conditions of such proposal and this Agreement, any changes to the terms of this Agreement offered by the other party in response to such Acquisition Proposal and the ability of the Person making such Acquisition Proposal to consummate the transactions contemplated by such Acquisition Proposal (based upon, among other things, expectation of obtaining required approvals).

“Tax” and “Taxes” mean any federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, escheat, severance, stamp, occupation, premium, windfall profits, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement required to be filed with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Trade Secrets” mean trade secrets, know-how, proprietary information, inventions (whether or not patentable), discoveries, improvements, technology, technical data and research and development, whether patentable or not.

“Trademark Rights” mean all material common law trademarks, registered trademarks, applications for registration of trademarks, material common law service marks, registered service marks, applications for registration of service marks, trade names, registered trade names and applications for registration of trade names, and Internet domain name registrations; and including all filings with the applicable Governmental Body indicating an intent to use any of the foregoing if not registered or subject to a pending application.

“Treasury Regulations” mean the income tax regulations, including temporary and proposed regulations, promulgated under the Code, as such regulations may be amended from time to time.

Appendix B-59

Appendix C

Section 92A of the Nevada Revised Statutes

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.303 “Advance notice statement” defined. “Advance notice statement” when used in reference to a proposed corporate action creating dissenter’s rights that is taken or submitted for approval pursuant to a written consent of the stockholders or taken without a vote of the stockholders, means written notice of the proposed corporate action sent by the subject corporation to all stockholders of record entitled to assert dissenter’s rights if the corporate action is effectuated. Such notice must:

1. Be sent not later than 20 days before the effective date of the proposed corporate action;

2. Identify the proposed corporate action;

3. Provide that a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must deliver a statement of intent to the subject corporation and set a date by which the subject corporation must receive the statement of intent, which may not be less than 15 days after the date the notice is sent, and state that the stockholder shall be deemed to have waived the right to assert dissenter’s rights with respect to the shares unless the statement of intent is received by the subject corporation by such specified date; and

4. Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

NRS 92A.323 “Statement of intent” defined. “Statement of intent” when used in reference to a proposed corporate action creating dissenter’s rights, means written notice of a stockholder’s intent to assert dissenter’s rights and demand payment for the stockholder’s shares if the corporate action is effectuated.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

Appendix C-1

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger;

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180; or

Appendix C-2

(3) If the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, must not challenge the corporate action creating the entitlement unless the action is unlawful or constitutes or is the result of actual fraud against the stockholder or the domestic corporation.

3. Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger; shares of stock not issued and outstanding on date of first announcement of proposed action.

1. There is no right of dissent pursuant to paragraph (a), (b), (c) or (f) of subsection 1 of NRS 92A.380 in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

Appendix C-3

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action otherwise requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if:

(1) There is no meeting of stockholders to act upon the corporate action otherwise requiring dissenter’s rights; or

(2) The corporate action is a merger described in NRS 92A.133.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action to accept for such shares anything other than:

(a) Cash;

(b) Any security or other proprietary interest of any other entity, including, without limitation, shares, equity interests or contingent value rights, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective; or

(c) Any combination of paragraphs (a) and (b).

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

6. There is no right of dissent with respect to any share of stock that was not issued and outstanding on the date of the first announcement to the news media or to the stockholders of the terms of the proposed action requiring dissenter’s rights.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

Appendix C-4

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenter’s rights is submitted for approval pursuant to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those stockholders of record entitled to exercise dissenter’s rights.

2. If a corporate action creating dissenter’s rights is submitted for approval pursuant to a written consent of the stockholders or taken without a vote of the stockholders, the domestic corporation:

(a) May send an advance notice statement with respect to the proposed corporate action; and

(b) If the proposed corporate action is taken, the domestic corporation shall notify in writing all stockholders of record entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, a statement of intent with respect to the proposed corporate action; and

(b) Must not vote, or cause or permit to be voted, any of the stockholder’s shares of such class or series in favor of the proposed corporate action.

2. If a proposed corporate action creating dissenter’s rights is taken without a vote of the stockholders or submitted for approval pursuant to a written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) If an advance notice statement is sent by the subject corporation pursuant to NRS 92A.410, must deliver a statement of intent with respect to any class or series of shares to the subject corporation by the date specified in the advance notice statement; and

(b) Must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

Appendix C-5

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

Appendix C-6

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

Appendix C-7

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

Appendix C-8

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of NRS 17.117 or N.R.C.P. 68.

Appendix C-9

Exhibit Number	Description of Document

23.1**	Consent of Green Growth CPAs

** Filed herewith